SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Amendment No. 2

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

MILLENNIUM INDIA ACQUISITION COMPANY INC.
(Name of Registrant as Specified in Its Certificate of Incorporation)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock of Millennium India Acquisition Company Inc.

(2)	Aggregate number of securities to which transaction applies: 0 shares (cash transaction)

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Not Applicable

(4)	Proposed maximum aggregate value of transaction: $40,499,593.56*

(5)	Total fee paid: $1,243.34

☒	Fee paid previously with preliminary materials: $1,243.34

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

* Based on an exchange rate of $1.00 = INR 40.469 on August 10, 2007

MILLENNIUM INDIA ACQUISITION COMPANY INC.
330 East 38th Street, Suite 40H
New York, NY 10016

PROPOSED SHARE PURCHASE — YOUR VOTE IS VERY IMPORTANT

To The Stockholders of Millennium India Acquisition Company Inc.:

You are cordially invited to attend a special meeting of stockholders of Millennium India Acquisition Company Inc. to be held on ________, __________, 2007 at ____ a.m., New York time, at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, New York. The attached proxy statement provides information regarding the matters to be acted on at the special meeting, including at any adjournment or postponement thereof.

At the special meeting, you will be asked approve a proposal amending Millennium’s certificate of incorporation to clarify that the business combination contemplated by the certificate of incorporation includes the purchase of a minority interest in an operating business.  You will also be asked to consider and vote upon a proposal to adopt and approve two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC Global Securities Limited (SMC) and SAM Global Securities Limited (SAM), that collectively comprise the SMC Group of Companies (the SMC Group), for the aggregate fixed sum of INR 1,638,996,077, or approximately $41,609,446 at an exchange rate of $1.00=INR 39.39 as of December 3, 2007.  You will also be asked to approve the issuance of shares of Millennium common stock at below net asset value to registered holders of warrants and the holder of the unit purchase option (UPO), a consequence of our pending registration as an investment company.  You will furthermore be asked to consider and vote upon a proposal to adopt and approve two substantially identical agreements entitling Millennium  to the option, exercisable within 30 days of the closing date of the share purchase transaction and subject to applicable law, to require SMC and SAM to begin regulatory approval proceedings that would permit them to issue Global Depositary Receipts (GDRs) to Millennium equivalent to up to an additional 6% of the equity share capital of SMC and SAM in return for an aggregate payment of up to INR 659,998,420, or approximately $16,755,482 at the December 3, 2007 exchange rate.  Additionally, you will be asked to elect five (5) directors to Millennium’s board of directors and, in each case, until their successors are elected and qualified.

Millennium’s board of directors unanimously recommends that you vote in favor of the adoption and approval of the share subscription and option agreements, the issuance of Millennium shares at below asset value to registered holders of warrants and the holder of the UPO, and the election of the directors.  No fairness opinion was sought or obtained by our board of directors in making its determination.  In reaching its determination, the board of directors consulted with and received the advice of its independent financial and legal advisors, carefully considered the prospects of the SMC Group, including the uncertainties and risks facing it, and considered the interests of Millennium stockholders. The factors that the board of directors took into account in arriving at its recommendation are described in the attached proxy statement.   In order to complete the transactions, as defined in the proxy statement, Millennium must obtain from the Securities and Exchange Commission (SEC) an exemption from the restrictions under Section 12(d)(3) of the Investment Company Act of 1940 that limit the ability of a registered investment company to invest in issuers providing securities-related services, such as SMC and SAM.   There can be no assurances that the SEC will grant the requested relief.

The proxy statement provides you with detailed information about the share subscription agreements, the option agreements, the issuance of common stock to registered holders of warrants and the holder of the UPO and the five (5) proposed directors.  We urge you to read the entire document carefully. The charter amendment proposal must be approved by the holders of a majority of the outstanding shares of Millennium common stock represented in person or by proxy and entitled to vote at the meeting.  To approve the share subscription agreements and option agreements, (1) the affirmative vote of the holders of a majority of our shares of common stock sold in our July 2006 initial public offering represented in person or by proxy and entitled to vote at the special meeting is required and (2) holders of no more than 19.99% of our publicly traded shares of common stock can vote against the transactions and exercise their right to convert their shares into a pro rata portion of the trust fund that contains substantially all of the net proceeds from both our initial public offering and our private placement.  To approve the issuance of Millennium shares to registered holders of warrants and the holder of the UPO at below net asset value, a majority of the common stockholders must vote in favor of the proposal.  To approve the election of the directors, a plurality of votes of the stockholders entitled to vote at such meeting is required under Delaware law.  Plurality means that the individuals who receive the largest number of votes cast are elected as directors.

Regardless of the number of shares you own, your vote is very important. Whether or not you plan to attend the meeting, please complete, sign, date and mail the enclosed proxy card or vote via telephone or the Internet.

Sincerely, F. Jacob Cherian President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of this transaction, or passed upon the fairness or merits of this transaction or the adequacy or accuracy of the enclosed proxy statement. Any contrary representation is a criminal offense.

The attached proxy statement is dated __________, 2007 and is first being mailed to stockholders on or about __________, 2007.

MILLENNIUM INDIA ACQUISITION COMPANY INC.

___________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON __________, 2007

To the Stockholders of Millennium India Acquisition Company Inc.:

We will hold a special meeting of the stockholders of Millennium India Acquisition Company Inc. (Millennium) on ________, __________, 2007 at ____ a.m., New York time, at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, New York. The purpose of the special meeting is:

1.
To consider and vote upon a proposal to amend Millennium’s certificate of incorporation to clarify that the business combination contemplated by the certificate of incorporation includes the purchase of a minority interest in an operating business.  We refer to this proposal as the “charter amendment proposal.”

2.
To consider and vote upon a proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SMC Global Securities Limited (SMC) and the Promoters of SMC, which, among other things, provides for the subscription of 1,314,054 equity shares of SMC constituting 14.90% of the total issued and paid-up equity share capital of SMC on a fully diluted basis for a fixed investment amount of INR 1,376,905,203 ($34,955,705 at an exchange rate of $1.00=INR 39.39 as of December 3, 2007) – we refer to this proposal as the “SMC share purchase proposal.”

3.
To consider and vote upon a proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SAM Global Securities Limited (SAM) and the Promoters of SAM, which, among other things, provides for the subscription of 1,750,891 equity shares of SAM constituting 14.90% of the total issued and paid-up equity share capital of SAM on a fully diluted basis for a fixed investment amount of INR 262,090,874 ($6,653,741 at an exchange rate of $1.00=INR 39.39 as of December 3, 2007) – we refer to this proposal as the “SAM share purchase proposal.”  The SMC share purchase proposal and SAM share purchase proposal are collectively also called the “share purchase proposals.”  The transactions contemplated by the share purchase proposals are collectively also called the “share purchase transactions.”

4.
To consider and vote upon a proposal to approve the issuance of shares of Millennium common stock at below net asset value to registered holders of Millennium’s outstanding warrants and the holder of the unit purchase option.  We refer to this proposal as the “warrant proposal.”

5.
To consider and vote upon a proposal to approve the Letter Agreement, dated as of June 6, 2007, among Millennium, SMC and the Promoters of SMC, which grants Millennium an option, exercisable within 30 days of the closing date of the SMC share purchase transaction and subject to applicable law, to require SMC to begin regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs).  In that issuance, Millennium is entitled to subscribe to that number of GDRs as would provide it, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SMC in return for a payment of up to INR 554,458,471, or approximately $14,076,123 at the December 3, 2007 exchange rate.  We refer to this proposal as the “SMC option proposal” and the agreement as the “SMC option agreement.”

6.
To consider and vote upon a proposal to approve the Letter Agreement, dated as of June 6, 2007, among Millennium, SAM and the Promoters of SAM, which grants Millennium an option, exercisable within 30 days of the closing date of the SAM share purchase transaction and subject to applicable law, to require SAM to begin regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs).  In that issuance, Millennium is entitled to subscribe to that number of GDRs, as would provide it, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SAM, in return for a payment of up to INR 105,539,949, or approximately $2,679,359 at the December 3, 2007 exchange rate.  We refer to this proposal as the “SAM option proposal” and the agreement as the “SAM option agreement.”  The SMC option proposal and SAM option proposal are collectively also called the “option proposals” and the SMC option agreement and SAM option agreement are collectively called the “option agreements.”  The transactions contemplated by proposals 2, 3, 5 and 6 are collectively called the “transactions.”

7.	To elect five (5) directors to Millennium’s board of directors, in each case, until their successors are elected and qualified. We refer to this proposal as the “director election proposal.”

8.
To approve any motion to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve any of proposals 1 through 7.

9.	To transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

In order to complete the  transactions, Millennium must obtain from the Securities and Exchange Commission (SEC) an exemption from the restrictions under Section 12(d)(3) of the Investment Company Act of 1940 that limit the ability of a registered investment company to invest in issuers providing securities-related services, such as SMC and SAM.   There can be no assurances that the SEC will grant the requested relief.   Consummation of the share purchase transactions is conditioned upon approval of the charter amendment proposal, the share purchase proposals and the warrant proposal.

Only holders of Millennium common stock at the close of business on ___________, 2007, the record date established for the special meeting, are entitled to notice of, and to vote at, the special meeting. A complete list of stockholders entitled to vote at the special meeting will be available for examination at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, New York, NY  10020 after ___________, 2007, and at the special meeting.

Suhel Kanuga Secretary
New York, New York

___________, 2007

SUMMARY TERM SHEET	3

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS	12

RISK FACTORS	15

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION	24

PRESENTATION OF FINANCIAL AND OTHER INFORMATION	25

THE SHARE PURCHASE PROPOSALS AND OPTION PROPOSALS	26

REGULATION OF MILLENNIUM AS AN INVESTMENT COMPANY	40

THE SPECIAL MEETING	41

THE SHARE SUBSCRIPTION AGREEMENTS, OPTION AGREEMENTS AND SHAREHOLDERS AGREEMENTS	46

THE WARRANT PROPOSAL	54

ELECTION OF DIRECTORS	55

THE CHARTER AMENDMENT PROPOSAL	57

INDUSTRY OF THE SMC GROUP	58

BUSINESS OF THE SMC GROUP	62

REGULATION AND SUPERVISION OF THE SMC GROUP	69

SELECTED HISTORICAL FINANCIAL INFORMATION OF THE SMC GROUP	75

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE SMC GROUP	78

SELECTED HISTORICAL FINANCIAL INFORMATION OF MILLENNIUM	97

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS	98

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF MILLENNIUM	105

MANAGEMENT OF SMC GROUP	108

MAJOR SHAREHOLDERS OF SMC GROUP	112

INFORMATION CONCERNING MILLENNIUM	113

BENEFICIAL OWNERSHIP OF MILLENNIUM’S SECURITIES	116

PRICE RANGE OF MILLENNIUM’S SECURITIES	118

DESCRIPTION OF MILLENNIUM’S SECURITIES	119

INDEPENDENT AUDITORS	122

STOCKHOLDER PROPOSALS	122

DELIVERY OF DOCUMENTS TO STOCKHOLDERS	122

WHERE YOU CAN FIND MORE INFORMATION	122

INDEX TO FINANCIAL STATEMENTS	F-1

ANNEX A - SHARE SUBSCRIPTION AGREEMENT BETWEEN MILLENNIUM INDIA ACQUISITION COMPANY INC AND SMC GLOBAL SECURITIES LIMITED AND PROMOTERS OF SMC GLOBAL SECURITIES LIMITED, DATED MAY 12, 2007

ANNEX B - SHAREHOLDERS AGREEMENT BETWEEN MILLENNIUM INDIA ACQUISITION COMPANY INC. AND SMC GLOBAL SECURITIES LIMITED AND PROMOTERS OF SMC GLOBAL SECURITIES LIMITED

ANNEX C - SHARE SUBSCRIPTION AGREEMENT BETWEEN MILLENNIUM INDIA ACQUISITION COMPANY INC. AND SAM GLOBAL SECURITIES LIMITED AND PROMOTERS OF SAM GLOBAL SECURITIES LIMITED, DATED MAY 12, 2007

ANNEX D - SHAREHOLDERS AGREEMENT BETWEEN MILLENNIUM INDIA ACQUISITION COMPANY INC. AND SMC GLOBAL SECURITIES LIMITED AND PROMOTERS OF SMC GLOBAL SECURITIES LIMITED

ANNEX E - LETTER AGREEMENT (OPTION AGREEMENT) BETWEEN MILLENNIUM INDIA ACQUISITION COMPANY INC AND SMC GLOBAL SECURITIES LIMITED AND PROMOTERS OF SMC GLOBAL SECURITIES LIMITED, DATED JUNE 6, 2007

ANNEX F - LETTER AGREEMENT (OPTION AGREEMENT) BETWEEN MILLENNIUM INDIA ACQUISITION COMPANY INC. AND SAM GLOBAL SECURITIES LIMITED AND PROMOTERS OF SAM GLOBAL SECURITIES LIMITED, DATED JUNE 6, 2007

ANNEX G - ARTICLES OF ASSOCIATION OF SMC GLOBAL SECURITIES LIMITED

ANNEX H - ARTICLES OF ASSOCIATION OF SAM GLOBAL SECURITIES LIMITED

SUMMARY TERM SHEET

The following summary highlights selected information contained in this proxy statement and may not contain all of the information that may be important in your consideration of the proposed transactions.  We encourage you to read this proxy statement before voting.  We have included section references to direct you to a more complete description of the topics described in this summary.

Unless expressly stated otherwise, when we refer to “SMC” in this proxy statement, we mean SMC Global Securities Limited and its subsidiaries and equity affiliates, when we refer to “SAM,” we mean SAM Global Securities Limited and its equity affiliates, and when we refer to “the SMC Group” or “the Group,” we mean SMC and SAM, collectively.  References to “Millennium,” “we,” “us,” and “our” are to Millennium India Acquisition Company Inc.

Purpose of the Stockholder Vote

At the special meeting, you will be asked to approve an amendment to our certificate of incorporation that would clarify that the business combination contemplated by the certificate of incorporation includes the purchase of a minority interest in an operating business.   You will be asked to consider and vote upon a proposal to adopt and approve two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC Global Securities Limited (SMC) and SAM Global Securities Limited (SAM), that, together with their respective subsidiaries and equity affiliates, collectively comprise the SMC Group of Companies (the SMC Group), for the aggregate fixed sum of INR 1,638,996,077, or approximately $41,609,446 at an exchange rate of $1.00=INR 39.39 as of December 3, 2007.  You will also be asked to approve the issuance of shares of Millennium common stock at below net asset value to registered holders of warrants and the holder of the unit purchase option (UPO), a consequence of our pending registration as an investment company.  You will furthermore be asked to consider and vote upon a proposal to adopt and approve two substantially identical agreements entitling Millennium  to the option, exercisable within 30 days of the closing date of the share purchase transaction and subject to applicable law, to require SMC and SAM to begin regulatory approval proceedings that would permit them to issue Global Depositary Receipts (GDRs) to Millennium equivalent to up to an additional 6% of the equity share capital of SMC and SAM in return for an aggregate payment of up to INR 659,998,420, or approximately $16,755,482 at the December 3, 2007 exchange rate.  Additionally, you will be asked to elect five (5) directors to Millennium’s board of directors, in each case, until their successors are elected and qualified.  See “The Special Meeting - Purpose of the Special Meeting”.

The Parties

The parties to the SMC share subscription agreement and the SMC option agreement are Millennium India Acquisition Company Inc., a Delaware corporation, SMC Global Securities Ltd., a company formed under the laws of India, Mr. S.C. Aggarwal and Mr. M.C. Gupta, the promoters of SMC Global Securities Ltd. and the following individuals: Sushma Gupta, Hemlata Aggarwal, Ginni Devi, Madan Gopal Aggarwal and Dinesh Chand Gupta.

The parties to the SAM share subscription agreement and the SAM option agreement are Millennium India Acquisition Company Inc., SAM Global Securities Ltd., a company formed under the laws of India and the promoters of SAM Global Securities Ltd., which consist of SMC Global Securities Ltd., SMC Share Brokers Limited and Mr. Ajay Garg and the following entities and individuals: Jai Ambey Share Broking Ltd., MVR Share Trading (P) Ltd., A to Z Consultants (P) Ltd., A to Z Venture Capitals Ltd., Rolex Finvest (P) Ltd., Zee Datatline (P) Ltd. and Anurag Bansal.

Millennium

Millennium is a blank check company formed on March 15, 2006 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India.

Millennium’s entire activity from inception through the date of this proxy statement has been to prepare for its initial public offering and a business combination.  It has not engaged in, and will, for an indefinite amount of time, not engage in, any substantive commercial business, other than through its proposed investment in the SMC Group.  It intends to utilize the amount of cash held in trust, derived from the proceeds of its initial public offering and the proceeds of the private placement of warrants prior to the initial public offering, plus any interest accrued thereon, in effecting the transactions.

Millennium’s principal executive office is located at 330 East 38th Street, Suite 40H, New York, NY 10016 and its telephone number at that address is (212) 681-6763.   For purposes of this proxy statement, all correspondence, including proxy solicitations, should be sent to:  Millennium India Acquisition Company Inc., 159 South Street, Manhasset Hills, NY 11040.

SMC and SAM

Based in New Delhi, the SMC Group is a full service financial services firm. Its products and  services include equities and commodities brokerage, online equities, commodities and derivatives trading, equity research, mutual fund and IPO distribution, depository and clearing services, merchant banking and corporate finance and insurance brokerage.  The SMC Group also takes proprietary positions through trading and investing in equity products.  Companies of the SMC Group are members of the Bombay Stock Exchange (BSE) and the National Stock Exchange of India (NSE), among other exchanges.

The SMC Group currently has approximately 1,100 employees and, in addition to its headquarters in New-Delhi, has regional offices in Mumbai (Bombay), Kolkata (Calcutta), Chennai, Cochin, Amhedabad, Hyderabad, Siliguri and Jaipur. The Group also has a rapidly expanding retail distribution network of more than 6,000 independent financial advisors in 925 offices and more than 225 cities across  India.  This retail network is currently serving the financial needs of more than 250,000 investors throughout India.

SMC’s and SAM’s registered offices are located at 17, Netaji Subhash Marg, Darya Ganj, New Delhi, India.  The telephone number is +91-11-30111000.

Other Entities

SMC Share Brokers Limited, Jai Ambey Share Broking Ltd., MVR Share Trading (P) Ltd., A to Z Consultants (P) Ltd., A to Z Venture Capitals Ltd., Rolex Finvest (P) Ltd. and Zee Datatline (P) Ltd. are all affiliates of SMC and SAM, as further described in “Share Subscription Agreements, Option Agreements and Shareholder Agreements - Share Subscription Agreements - The Parties.”

The Relationship between SMC and SAM

SMC and SAM currently intend to request regulatory approval in India to a holding company structure that would permit both entities to be legally owned by a joint holding company.  If and when the holding company structure takes effect, Millennium’s 14.90% equity interest in each of SMC and SAM would become a 14.90% equity interest in the joint holding company.

Pending implementation of the holding company structure, and with certain exceptions that are further described in the section “Business of the SMC Group-Relationship between SMC and SAM,” SMC and SAM are already operating as an integrated business and marketing and branding of each entities’ products and services is conducted exclusively under the SMC Group name.  In addition, SMC, which is one of SAM’s promoters, effectively controls SAM by virtue of extended familial relationships, which are further described in “Business of the SMC Group-The Relationship between SMC and SAM.”  Nonetheless, since no written agreement underlies their alliance, we cannot assure you that either SMC or SAM will not decide after we have acquired the proposed ownership interest in their organizations to abandon their joint operations and their plan to implement a joint holding company structure.  We do not believe, however, that the failure to implement a joint holding company structure would have a material effect on SMC or SAM.

Because SAM generates separate revenues and incurs separate expenses in connection with those revenues, the financial statements of SMC and SAM and the corresponding Management’s Discussion of Analysis of Financial Condition and Results of Operations are reproduced separately in this proxy statement.  The business description in the section “Business of the SMC Group,” however, is based on the operation of SMC and SAM as an integrated business under the umbrella of the SMC Group.

The Share Purchase Proposals and Option Proposals

On May 12, 2007, we entered into two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC and SAM, that, following SMC’s contemplated acquisition of SAM, will collectively comprise the SMC Group, for the aggregate fixed sum of INR 1,638,996,077, or approximately $41.61 million at an exchange rate of $1.00=INR 39.39 as of December 3, 2007.

While Indian laws do not prohibit the acquisition of a greater than 15% interest in SMC and SAM, an acquisition of a greater than 15% interest in these entities would have presented severe obstacles to completing the share purchase transactions.  Indian regulations require every company or person acquiring 15% or more of the share capital of a listed Indian company to announce an open offer, within 4 days of signing the definitive acquisition agreement, to buy at least an additional 20% of the share capital from the target company’s public shareholders.  The offer has to be commenced between 49 and 59 days after signing the definitive acquisition agreement, must be kept open for 20 days, and payment for the shares so purchased must be made between 79 and 94 days after the signing.  The shares of SMC and SAM are listed, albeit not traded, on the New Delhi Stock Exchange and Gauhati Stock Exchange, respectively.  If we had decided to acquire 15% or more of the SMC Group, we would have been required to commence the open offer by July 10, 2007, or 59 days after May 12, 2007, the date that the share subscription agreements were signed, and make payment under the offer by August 14, 2007.  On September 30, 2007, we had approximately $637,000 in cash outside of the trust account and thus available to pay for the shares acquired in the open offer.  Had a more than insignificant number of SMC’s and SAM’s shareholders decided to accept the open offer, we would not have been able to fund the purchase of such shareholders’ shares without additional financing.  We have calculated that the funds required to be able to conduct an open offer for 20% of SMC’s and SAM’s shares would have amounted to approximately $55 million.  We have therefore decided to limit our investment in the SMC Group to 14.9%.

On June 6, 2007, we entered into a set of substantially identical option agreements with SMC and SAM and their respective promoters that grant us an option, exercisable within 30 days of the closing date of the corresponding share purchase transaction and subject to applicable law, to require SMC or SAM, as the case may be, to begin regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs).  In that issuance, we are entitled to subscribe to that number of GDRs as would provide us, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SMC or SAM, as the case may be, in return for INR 554,458,471 ($14,076,123 at the December 3, 2007 exchange rate) and INR  105,539,949 ($2,679,359 at the December 3, 2007 exchange rate), respectively.  As we do not currently intend to enter into any financing in connection with such option exercise, we would only subscribe to that number of GDRs we would be able to purchase given our then-available capital.

Assuming a December 3, 2007 exchange rate between the Indian rupee and the U.S. dollar,
·        if no stockholders exercise their conversion rights, we expect to purchase GDRs representing approximately 3.70% of SMC and SAM, which would bring our total ownership interest in the SMC Group to 18.60%; and

·        if the maximum number of stockholders exercise their conversion rights, we would not be able to purchase any GDRs, which would mean that our total ownership interest in the SMC Group would remain at 14.90%.

See “The Share Purchase Proposals and Option Proposals” elsewhere in this proxy statement.  Ownership of GDRs would not count towards the 14.90% ownership limit imposed on equity shares of Indian enterprises in the context of the open offer requirements described above.

Effects of the Transactions

If both share subscription agreements are adopted and approved by our stockholders, the charter amendment and warrant proposals are approved by our stockholders and the other conditions to the closing of the share purchase transactions are either satisfied or waived, we will obtain a 14.90% ownership interest in the SMC Group.    If the option proposals are adopted and approved by our stockholders, with no stockholders exercising their conversion rights, we exercise our options under the option agreements within the required time period and all necessary conditions to the issuance of GDRs to us are met, we will own GDRs of the SMC Group representing approximately 3.70% of the equity share capital of the Group.   If the maximum number of stockholders exercise their conversion rights, we would not be able to purchase any GDRs, which would mean that our total ownership interest in the SMC Group would remain at 14.90%.  See “The Share Purchase Proposals and Option Proposals - Effects of the Transactions.”

Shareholders Agreements

Upon the closing of the proposed transactions, we will enter into two substantially identical shareholders agreements among Millennium, SMC, SAM and their respective promoters, governing the relationship among the shareholders of SMC and SAM, respectively, and between each of those companies, on the one hand, and its respective shareholders, on the other.

The shareholders agreements would provide us with several rights after the closing of the transaction, among them the right to designate one member to the SMC Group’s board of directors and the right of approval over a number of specified matters relating to the governance of the SMC Group and the course of conduct of its business.  We would also have the right of approval over any new issuances of the SMC Group’s equity securities until the later of two years after closing the proposed transactions or the date on which the SMC Group initially lists its shares on the Bombay or National Stock Exchange.  See “The Share Subscription Agreements, Option Agreements and Shareholders Agreements - The Shareholders Agreement.”

Required Vote

The charter amendment proposal must be approved by the holders of a majority of the outstanding shares of Millennium common stock represented in person or by proxy and entitled to vote at the meeting.  Our certificate of incorporation requires that a majority of the shares entitled to vote must approve the share purchase proposals and option proposals and that holders of no more than 19.99% of the shares entitled to vote exercise their right to convert their shares to cash payable from the proceeds held in the trust account.  The warrant proposal must be approved by a majority of the common stockholders of Millennium.  The director election proposal requires a plurality of the votes of shareholders entitled to vote at the meeting to elect directors under Delaware law.  Plurality means that the individuals who receive the largest number of votes cast are elected as directors.  Consequently, any shares not voted for a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.   A majority of the outstanding shares entitled to vote (or a majority of shares present if less than a quorum is present) can adjourn the special meeting to a later date if there are insufficient votes to approve any of the foregoing proposals.  See “The Special Meeting - Quorum and Vote Requirements” below.

Recommendation

Millennium’s board of directors unanimously recommends that you vote in favor of the adoption and approval of the charter amendment proposal, warrant proposal, share purchase proposals, option proposals and director election proposal.  No fairness opinion was sought or obtained by our board of directors in connection with the transactions.  In reaching its determination, the board of directors consulted with and received the advice of its independent financial and legal advisors, carefully considered the prospects of the SMC Group, including the uncertainties and risks facing it, and considered the interests of Millennium stockholders.  The factors that the board of directors took into account in arriving at its recommendation are described below in “The Share Purchase and Option Proposals - Recommendation of the Board of Directors; Reasons for Recommending Approval of the Share Purchase and Option Proposals.”

Conversion Rights

If you do not approve of the transactions, you can elect to have your shares converted to cash payable from the proceeds held in the trust account which consists of funds received from the proceeds of our initial public offering, net of expenses and fees related to that offering, and $2,250,000 received from the private placement of warrants, plus the interest accrued thereon.  Under the terms of our certificate of incorporation, if holders of 20% or more of our publicly-traded shares of common stock elect to convert their shares, we will not be able to consummate the transactions.  Individuals who fail to vote or who abstain from voting may not exercise their conversion rights.  The procedure to exercise your conversion right is discussed below in “The Share Purchase Proposals and Option Proposals - Conversion Rights.”

Appraisal Rights

Millennium India stockholders do not have appraisal rights in connection with the transactions under the Delaware General Corporation Law.  Accordingly, the sole recourse for stockholders opposed to the transactions is to vote against the transactions and exercise their conversion right. See “The Share Purchase Proposals and Option Proposals - Appraisal Rights.”

Closing and Regulatory Conditions

Consummation of the proposed share purchase transactions is conditioned upon approval of the charter amendment proposal, the share purchase proposals and the warrant proposal.

In addition, under the terms of the share subscription agreements, consummation of the proposed share purchase transactions is subject to a number of conditions, including approvals from Indian regulatory authorities, our receipt of the affirmative vote of the holders of a majority of shares of our publicly-listed common stock and holders of no greater than 19.99% of shares of our publicly-listed common stock vote against such transactions and exercise their right to convert their shares into a pro rata portion of the trust fund that contains substantially all of the net proceeds from our initial public offering.

A further condition to the consummation of the proposed share purchase transactions is our entry into the shareholders agreements with the shareholders of SMC and SAM, respectively.  For a detailed description of the conditions to closing of the transactions under the share subscription agreements and shareholders agreements, please refer to “The Share Subscription Agreements, Option Agreements and Shareholders Agreements - Conditions to Closing.”

In order to complete the transactions, as defined in this proxy statement, Millennium must obtain from the Securities and Exchange Commission (SEC) an exemption from the restrictions under Section 12(d)(3) of the Investment Company Act of 1940 that limit the ability of a registered investment company to invest in issuers providing securities-related services such as SMC and SAM.  There can be no assurances that the SEC will grant the requested relief.

Of the conditions to the closing of the share purchase transactions, the following conditions have not yet been fulfilled:  (1) Millennium still requires the exemption and clearance from the SEC and the requisite votes from its stockholders on the share purchase transactions, charter amendment proposal and warrant proposal, (2) Millennium has applied for, but has not yet been granted, Foreign Investment Promotion Board approval in connection with its investment in SMC and SAM and (3) the SMC and SAM shareholders agreements have not yet been executed, but are expected to be executed at the closing of the share purchase transactions.  In addition, a material adverse event may yet occur prior to closing.  While Millennium is able to waive condition (3) and a possible material adverse event, it does not currently intend to do so. In the event that it decides to do so, however, it will resolicit the votes of its stockholders.

We do not believe there is any material uncertainty with respect to the ability of either SMC/SAM or us to meet any of the conditions to the closing of the share purchase transactions, with the exception of obtaining the requisite exemption and clearance from the SEC.

Option to Acquire Global Depositary Receipts

On June 6, 2007, we entered into a set of substantially identical option agreements with SMC and SAM and their respective promoters, each of which grants us an option, exercisable within 30 days of the closing date of the corresponding share purchase transaction, to require SMC or SAM, as the case may be, to initiate regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs).  In that issuance, we are entitled to subscribe to that number of GDRs, as would provide us, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SMC or SAM, as the case may be.  As we do not currently intend to enter into any financing in connection with such option exercise, we would only subscribe to that number of GDRs we would be able to purchase given our then-available capital.  For further discussion, please see “The Share Purchase and Option Proposals - Option to Acquire Global Depositary Receipts.”

Termination

Both the share subscription agreements and shareholders agreements have provisions allowing for the termination of the agreements upon a breach of any representation or warranty by SMC and/or SAM and any declaration of bankruptcy (whether voluntary or involuntary) by the respective company.  Also, in the event that our share subscription agreement and/or our shareholders agreement with SMC is terminated by SMC and its promoters, we are entitled to terminate our share subscription agreement with SAM and its promoters.  In the event that our share subscription agreement and/or shareholders agreement with SAM is terminated by SAM and its promoters, we are entitled to terminate our share subscription agreement with SMC and its promoters.  For further discussion, see “The Share Subscription Agreements, Options Agreements and Shareholders Agreements - The Share Subscription Agreements - Termination.”

Closing

While the share subscription agreements specify that the closing of the subscription and purchase of SMC/SAM’s shares must occur before October 24, 2007, we have agreed with SMC and SAM to extend this deadline to December 27, 2007.

Accounting Treatment

We will be an investment company upon consummation of the transactions.  As an investment company, we will value our investments in securities at fair value.  We expect to determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.  Our investment in the SMC Group, an entity for which there is currently no liquid public market, will be valued at fair value based on the enterprise value of the SMC Group, which will be determined using various factors, including cash flow from operations of the SMC Group, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers, if any, to purchase the SMC Group, recent transactions involving the purchase or sale of the company’s equity securities, liquidation events, or other events.  For additional information on the accounting treatment of the transactions, please see “The Share Purchase Proposals and Option Proposals - Accounting Treatment of the Transactions.”

Regulatory Approvals

Because we will be deemed to be an investment company under the Investment Company Act of 1940 (the 1940 Act) upon acquisition of stock in SMC and SAM with an aggregate value exceeding 40% of our total assets (exclusive of U.S. government securities and cash items), we expect to be registered under the 1940 Act as a closed-end, non-diversified “investment company” (also referred to as a “fund”) at the time of the special meeting.

Upon registration, we will be subject to the 1940 Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.  Furthermore, we have submitted an informal application requesting an exemption from the provisions of Section 12(d)(3) of the 1940 Act from the SEC.  Section 12(d)(3) prohibits an investment company from investing in issuers that engage in securities-related activities, which include activities as a broker, a dealer or an underwriter.  An exemption from the general prohibition permits an investment company to acquire any security of an issuer that derives more than 15 percent of its gross revenues from securities-related activities, if immediately after the acquisition, the investment company has not invested more than 5 percent of the value of its total assets in securities of that issuer and does not own more than 5 percent of the outstanding securities of that class of the issuer’s equity securities.  The SMC Group’s activities include securities brokerage, commodities brokerage, mutual fund distribution and insurance brokerage, among others, and the SMC Group derives more than 15 percent of its gross revenues from related securities activities.  Because of the foregoing and the fact that we intend to invest all or substantially all of our assets in the SMC Group, we will not be able to consummate the proposed transactions unless the SEC permits us to do so pursuant to an exemptive order, for which we have applied but which has not yet been approved.  There can be no assurance that the SEC will grant the requested relief.

The proposed transactions are not subject to any other federal or state regulatory requirements or approval, including the Hart-Scott-Rodino Antitrust Improvement Act of 1972, or HSR Act.

Required Indian regulatory approvals include those of the Securities and Exchange Board of India, the Bombay Stock Exchange and the National Stock Exchange, among others.  See “Regulation and Supervision of the SMC Group.”

Risk Factors

In evaluating the share purchase, option and director election proposals, you should carefully read this proxy statement and especially consider the matters discussed under “Risk Factors.”

Summary Historical Financial Information

The following financial information is provided to assist you in your analysis of the financial aspects of the proposed share purchase   transactions. SMC’s historical information is derived from (i) its audited financial statements as of March 31, 2007 and 2006, and for the years ended March 31, 2007, 2006 and 2005 and (ii) its unaudited financial statements as of and for the three months ended June 30, 2007 and 2006.  SAM’s historical information is derived from (i) its audited financial statements as of March 31, 2007 and 2006 and for the years ended March 31, 2007, 2006 and 2005 and (ii) its unaudited financial statements as of and for the three months ended June 30, 2007 and 2006.  Millennium’s historical information is derived from (i) its audited financial statements as of December 31, 2006 and for the period from its inception (March 15, 2006) to December 31, 2006, and (ii) its unaudited financial statements as of and for the nine months ended September 30, 2007.

The information is only a summary and should be read in conjunction with each of SMC’s, SAM’s and Millennium’s historical financial statements and related notes and SMC’s, SAM’s and Millennium’s respective Management’s Discussion and Analysis of Financial Condition and Results of Operations contained elsewhere herein. The historical results included below and elsewhere herein are not indicative of the future performance of SMC, SAM or Millennium.

SMC Global Securities Ltd. Summary Statements of Income Data (in thousands, except per share data)(1)
	For the year ended March 31,				For the three months ended June 30,
	2005	2006	2007	2007 (Unaudited)(2)	2006 (Unaudited)	2007 (Unaudited)	2007 (Unaudited)(3)
Total revenues (Operating revenues)	INR 229,814	INR 450,844	INR 651,414	$15,115	INR 146,554	INR 254,651	$6,275
Earnings after income taxes (Income from operations)	43,967	142,362	175,980	4,084	44,637	87,288	2,151
Other income (Share in profits of equity investee and share in extraordinary gain of equity investee)	512	8,809	77,189	1,791	23,906	69,543	1,713
Net income	44,479	151,171	253,169	5,875	68,543	94,234	2,322
Earnings per share data:
Basic and diluted net income per share	9.66	32.61	33.73	0.78	9.14	20.90	0.52
Weighted average number of shares used to compute basic and diluted earnings per share	4,605,100	4,636,881	7,505,100	7,505,100	7,505,100	7,505,100	7,505,100

(1)Amounts prepared in accordance with U.S. GAAP as of and for the years ended March 31, 2003 and 2004 are not available without unreasonable effort or expense.
(2)Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.
(3)Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 40.58, the noon buying rate of the Federal Reserve Bank of New York for rupees on June 29, 2007.

SMC Global Securities Ltd. Summary Balance Sheet Data (in thousands, except per share data)(1)
	As of March 31,			As of June 30,
	2006	2007	2007 (unaudited)(2)	2007 (Unaudited)	2007 (Unaudited)(3)
Cash and cash equivalents	INR 7,572	INR 18,847	$437	INR 41,827	$1,031
Net working capital	469,089	1,013,417	23,513	1,058,328	26,080
Total assets	1,138,598	1,952,200	45,295	4,382,501	107,996
Total stockholders’ equity	334,249	587,418	13,629	744,810	18,354

(1)Amounts prepared in accordance with U.S. GAAP as of and for the years ended March 31, 2003 and 2004 are not available without unreasonable effort or expense.
(2)Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.
(3)Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 40.58, the noon buying rate of the Federal Reserve Bank of New York for rupees on June 29, 2007.

SAM Global Securities Ltd. Summary Statements of Income Data (in thousands, except per share data)(1)
	For the year ended March 31,				For the three months ended June 30,
	2005	2006	2007	2007 (Unaudited)(2)	2006 (Unaudited)	2007 (Unaudited)	2007 (Unaudited)(3)
Total revenues (Operating revenues)	INR 150,417	INR 274,451	INR 391,463	$9,083	INR 97,250	INR 197,178	$4,859
Earnings after taxes and before extraordinary gain (Income from operations)	49,463	52,944	129,626	3,007	31,145	103,203	2,543
Other Income (Extraordinary gain and share in profits of equity investee)	—	—	6,592	153	—	890	22
Net income	49,463	52,944	136,218	3,160	31,145	104,093	2,565
Earnings per share data:
Basic and diluted net income per share	4.95	5.29	13.62	0.32	3.11	10.41	0.26
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	10,000,057	10,000,057	10,000,057	10,000,057	10,000,057	10,000,057

(1)Amounts prepared in accordance with U.S. GAAP as of and for the years ended March 31, 2003 and 2004 are not available without unreasonable effort or expense.
(2)Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.
(3)Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 40.58, the noon buying rate of the Federal Reserve Bank of New York for rupees on June 29, 2007.

SAM Global Securities Ltd. Summary Balance Sheet Data (in thousands, except per share data)(1)
	As of March 31,			As of June 30,
	2006	2007	2007 (Unaudited)(2)	2007 (Unaudited)	2007 (Unaudited)(3)
Cash and cash equivalents	INR 9,739	INR 18,074	$419	INR 18,377	$453
Net working capital	200,046	335,310	7,779	397,495	9,796
Total assets	315,620	577,968	13,410	750,966	18,506
Total stockholders’ equity	171,903	308,122	7,149	412,215	10,158

(1)Amounts prepared in accordance with U.S. GAAP as of and for the years ended March 31, 2003 and 2004 are not available without unreasonable effort or expense.
(2)Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.
(3)Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 40.58, the noon buying rate of the Federal Reserve Bank of New York for rupees on June 29, 2007.

Millennium India Acquisition Company

Millennium India Acquisition Company Inc. Summary Income Statement Data
	From Inception (March 15, 2006) to December 31, 2006	Nine Months Ended Sept. 30, 2007 (unaudited)	From Inception (March 15, 2006) to September 30, 2006 (unaudited)
Revenue	$1,281,961	$2,030,939	$499,732
Operating (loss) income	(2,338,870)	319,675	(2,647,462)
Other income	—	—	—
Net (loss) income	(2,338,870)	319,675	(2,647,462)
Earnings per share data:
Weighted average basic shares outstanding	8,149,117	7,613,225	2,952,601
Net (loss) income per share, basic:	$(0.29)	$0.02	$(0.90)
Weighted average diluted shares outstanding	8,149,117	9,514,012	2,952,601
Net (loss) income per share, diluted:	$(0.29)	$0.02	$(0.90)

Millennium India Acquisition Company Inc. Summary Balance Sheet Data
	As of December 31, 2006	As of September 30, 2007 (unaudited)
Cash and cash equivalents	$443,516	$637,358
Net working capital	55,595,576	54,931,294
Total assets	57,462,754	59,209,922
Common stock, subject to possible conversion to cash	11,326,834	11,486,285
Total stockholders’ equity	$42,033,056	$42,193,280

Summary Unaudited Pro Forma Information

The share purchase transactions will be accounted for as an investment in the SMC Group by Millennium.  Upon consummation of the investment Millennium will be an investment company.   As an investment company Millennium will value its investment in securities at fair value. The investment in the SMC Group will be recorded as of the acquisition date at cost, which is considered to be the fair value at such date.

We have presented below summary unaudited pro forma balance sheet and statement of operations information that reflects the proposed share purchase transactions.  The pro forma balance sheet information, which is provided for illustrative purposes only, has been prepared assuming that the share purchase had occurred on September 30, 2007.  The pro forma statement of operations information for the period from inception (March 15, 2006) to December 31, 2006 and for the nine months ended September 30, 2007 has been prepared assuming the share purchase occurred at the beginning of the periods presented.  The balance sheet and statement of operations information may have been different had the share purchase been assumed to have occurred on a different date.  Furthermore, the inclusion of this information in this proxy statement should not be regarded as an indication that it is an accurate prediction of future events, and it should not be relied on as such. The following summary unaudited pro forma balance sheet and statement of operations information has been derived from, and should be read in conjunction with, Millennium’s financial statements included elsewhere in this proxy statement and the unaudited pro forma condensed balance sheet and statement of operations and related notes thereto included in “Unaudited Pro Forma Condensed Financial Statements.”

Separate pro forma information have been presented assuming two different levels of approval of the share purchase transactions by the Millennium shareholders, as follows: (1) assuming that no holders of Millennium common stock exercise their right to have their shares redeemed upon the consummation of the share purchases (“maximum approval”), and (2) assuming that holders of 19.99% of the publicly-traded shares of Millennium common stock elect to have their shares redeemed upon the consummation of the share purchase transactions at the redemption value of approximately $7.93 per share, based on the amount held in the Millennium trust fund, inclusive of interest income to date thereon, at September 30, 2007 (“minimum approval”).

Pro Forma Balance Sheet Data

	September 30, 2007
	Assuming Maximum Approval	Assuming Minimum Approval
Total assets	$60,252,932	$48,766,647
Total liabilities	$3,184,867	$3,184,867
Stockholders’ equity	$57,068,065	$45,581,780

Pro Forma Statements of Operations Data

	Nine Months Ended September 30, 2007		For the period from inception (March 15, 2006) to December 31, 2006
	Assuming Maximum Approval	Assuming Minimum Approval	Assuming Maximum Approval	Assuming Minimum Approval
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Investment income	$4,541,753	$4,141,887	$496,277	$242,345
Net income (loss)	3,003,599	2,603,733	(2,930,554)	(3,184,486)
Net income (loss) per share
Basic	$0.32	$0.32	$(0.34)	$(0.41)
Diluted	$0.26	$0.26	$(0.34)	$(0.41)

For additional information, including on the assumptions used in presenting the unaudited pro forma condensed balance sheet and statements of operations, please refer to “Unaudited Pro Forma Condensed Financial Statements.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q:	Why is Millennium proposing the investments in SMC and SAM?

A:
Millennium was organized as a blank check company to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India.  Based in New Delhi, SMC and SAM are full service financial services firms that collectively provide equities and commodities brokerage, online equities, commodities and derivatives trading, equity research, mutual fund and IPO distribution, depository and clearing services, merchant banking and corporate finance and insurance brokerage services.  Based on its due diligence investigations of the SMC Group and the Indian financial services industry, Millennium’s board has determined that the purchase of a 14.90% equity interest in the SMC Group provides Millennium stockholders with a unique opportunity to participate in one of the fastest growing enterprises in India’s financial services industry, itself one of the fastest growing industries in India.  For a description of the factors that Millennium’s board of directors considered in recommending the approval of the share purchase and option proposals, please see “The Share Purchase and Option Proposals - Recommendation of the Board of Directors; Reasons for Recommending Approval of the Share Purchase and Option Proposals.”

Q:	Why is Millennium proposing to acquire only 14.90% of the equity interest in the SMC Group?

A:
While Indian laws do not prohibit the acquisition of a greater than 15% interest in SMC and SAM, an acquisition of a greater than 15% interest in these entities would have presented severe obstacles to completing the share purchase transactions.  Indian regulations require every company or person acquiring 15% or more of the share capital of a listed Indian company to announce an open offer, within 4 days of signing the definitive acquisition agreement, to buy at least an additional 20% of the share capital from the target company’s public shareholders.  The offer has to be commenced between 49 and 59 days after signing the definitive acquisition agreement, must be kept open for 20 days, and payment for the shares so purchased must be made between 79 and 94 days after the signing.  The shares of SMC and SAM are listed, albeit not traded, on the New Delhi Stock Exchange and Gauhati Stock Exchange, respectively.  If we had decided to acquire 15% or more of the SMC Group, we would have been required to commence the open offer by July 10, 2007, or 59 days after May 12, 2007, the date that the share subscription agreements were signed, and make payment under the offer by August 14, 2007.  On September 30, 2007,  we had approximately $637,000 in cash available outside of the trust account and thus available to pay for the shares acquired in the open offer.  Had a more than insignificant number of SMC’s and SAM’s shareholders decided to accept the open offer, we would not have been able to fund the purchase of such shareholders’ shares without additional financing.  The SMC Group has calculated that the funds required to be able to conduct an open offer for 20% of SMC’s and SAM’s shares would have amounted to approximately $55 million.  We have therefore decided to limit our investment in the SMC Group to 14.9%.

Q:	How is Millennium paying for the investments?

A:
We intend to utilize the amount of cash held in trust, derived from the net proceeds of our initial public offering and the net proceeds of the private placement of warrants prior to the initial public offering, plus any interest accrued thereon, in paying for the purchase of the 14.90% ownership interest in the SMC Group.  Depending on the number of shares converted in connection with the share purchase transactions and the value of the Indian rupee against the U.S. dollar, we may not have sufficient funds available to exercise the GDR options in full or in part.

Q:	Where and when is the Special Meeting?

A:
We will hold a special meeting of stockholders of Millennium on _____________, 2007 at ____ a.m., New York time, at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, New York.

Q:	What is the record date of the Special Meeting?

A:
The record date for the special meeting is _____________, 2007.  Only holders of Millennium common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

Q:	What constitutes a quorum for the Special Meeting?

A:
A quorum will be present at the special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy.  Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Q:	What do I do now?

A:
After carefully reading and considering the information contained in this proxy statement, please vote by completing, signing and mailing your proxy card vote as soon as possible so that your shares can be represented at the special meeting.  Whether or not you plan to attend the special meeting, you should sign and return your proxy card.  If you neither vote at the meeting nor grant your proxy as described in this proxy statement, your shares will not be voted, which will have the effect of voting against the adoption and approval of the proposals.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:
If you do not give the broker voting instructions, your broker will not vote your shares in the special meeting.  You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.  Please note that you cannot seek conversion of your shares unless you affirmatively vote against the transactions.  Individuals who fail to vote or who abstain from voting may not exercise their conversion rights.

Q:	May I change my vote after I have mailed my signed proxy card?

A:
Yes.  You may revoke your proxy at any time before it is exercised by delivering to F. Jacob Cherian, our president and chief executive officer, at Millennium India Acquisition Company Inc., 159 South Drive, Manhasset Hills, NY 11040, a written notice stating that you revoke your proxy; by executing and delivering another proxy card with a later date; or by attending the special meeting, revoking your proxy before it is exercised and voting your shares in person.  If your shares are held in “street name,” you must follow the directions provided by your broker to change your voting instructions.

Q:	What happens if I fail to vote my shares either at the special meeting or by proxy?

A:
Abstentions will have the same effect as a vote AGAINST a proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the proposals. If you do not give your broker voting instructions, under applicable self-regulatory organization rules, your broker may not vote your shares on any of our proposals.  Please note that if you fail to vote or abstain from voting, you may not exercise your conversion rights. The share purchase transactions are not conditioned upon approval of the charter amendment proposal, option proposals, warrant proposal or director election proposal.

Q:	What should I do with my stock certificates?

A:
Millennium stockholders who do not elect to have their shares converted into the pro rata share of the trust account should not submit their stock certificates, because their shares will not be converted or exchanged as part of the transactions. Millennium stockholders who vote against the transactions and exercise their conversion rights will receive a notice which we expect to send within five (5) days after the special meeting. The notice will identify a deadline for submitting stock certificates to Millennium’s transfer agent (either physically or electronically).  You must tender your stock certificate within the period specified in that notice, which period will be not less than 20 days from the date of the notice.

Q:	How do I exercise my conversion rights?

A:
In order to exercise your conversion right, you must affirmatively demand conversion at or prior to the time the share purchase proposals and option proposals are voted on by the stockholders and you must affirmatively vote against the proposals.  In order to properly demand conversion, you must deliver a notice in writing addressed to our secretary notifying him of such demand.  If you elect to send your notice by mail or express mail, you must do so in a manner that ensures arrival at Millennium India Acquisition Company Inc., 159 South Street, Manhasset Hills, NY 11040 at least two business days prior to the special meeting.  Alternatively, you may delivery your notice in person (or through your broker) at the special meeting. You must also tender your stock certificate (either physically or electronically) to our transfer agent within the period specified in a notice that we expect to send to you no later than five (5) days after the special meeting, which period will be not less than 20 days from the date of the notice.

Q:	Do I have appraisal rights if I object to the proposed transactions?

A:
No.  Millennium stockholders do not have appraisal rights in connection with the transactions under the Delaware General Corporation Law.  The sole recourse for stockholders opposed to the transactions is to vote against the transactions and exercise their conversion right.

Q:	Who can help answer my questions?

A:
If you have questions about the transactions or other matters to be voted on at the special meeting, or if you require additional copies of the proxy statement or the enclosed proxy card you should contact:

F. Jacob Cherian
President and CEO
Millennium India Acquisition Company Inc.
159 South Drive
Manhasset Hills, NY 11040

Q.	Has Millennium received a valuation or fairness opinion with respect to the proposed transactions?

A.
No.  The board did not retain an independent financial advisor for the purpose of determining whether the terms of the transactions were fair to Millennium’s non-affiliated stockholders.  Given the arm’s-length nature of the negotiations between Millennium and the SMC Group, the absence of any prior contacts or relationships between Millenniums officers and directors on the one hand and the SMC Group and its affiliates on the other hand, the absence of special consideration to be received by our directors in case the transactions are approved, the board’s own extensive experience in the area of financial analysis, as well as the results of the Grant Thornton analysis, our board of directors believed that its members had the skill, experience and facts at their disposal to properly evaluate, and make an informed decision regarding, the transactions.  The interests of our non-affiliated stockholders are protected by means of their ability to vote on the transactions, in which only the votes of holders of our publicly-listed shares will be counted in determining whether the requisite majority of shares is voted in favor of the transactions.

RISK FACTORS

Our proposed investment in equity shares of the SMC Group involves a high degree of risk.  You should carefully consider all of the material risks described below, together with the other information contained in this document, including Millennium’s and the SMC Group’s financial statements and the related notes, in deciding how to vote for the proposals described elsewhere in this proxy statement and whether to exercise your right to convert your shares into a pro rata portion of the amount held in the trust account.  If any of the following risks materialize, our business, results of operations and  financial condition could materially suffer, the trading price of our securities could decline, and you may lose all or part of your investment.

Risks related to the transactions and ownership of SMC Group’s shares

As an investment company under the Investment Company Act, we will not be able to continue our business as currently contemplated because we will be subject to restrictions on our capital structure and our ability to engage in future transactions such as mergers or buyouts.   In addition, if we do not obtain exemptive relief from the SEC  from Section 12(d)(3) of the Act, we will not be able to consummate the proposed transactions and we will need to find and enter into an agreement with another target company by January 2008 or face dissolution.

Upon registration as an investment company, we will be subject to the Investment Company Act of 1940 (the 1940 Act) and the related rules, which contain detailed requirements for the organization and operation of investment companies.   Among other things, the 1940 Act and the rules thereunder impose restrictions on the nature of our investments, limit or prohibit transactions with affiliates, impose limitations on the issuance of debt and equity securities, generally prohibit the issuance of options, impose governance requirements, limit permissible borrowings and impose other restrictions on capital structure, require assets to be placed with an approved custodian, and place limitations on our ability to engage in future transactions such as mergers or buyouts, and to compensate key employees. We will be required to have a board of directors comprised of at least 40% disinterested directors, that among other responsibilities will hire officers, review and approve various policies, transactions and agreements, and hire auditors. In addition, we will provide shareholder reports on a semi-annual basis pursuant to the 1940 Act and will no longer file quarterly reports on Form 10-Q, as we currently do.  We intend, however, to file or furnish unaudited financial statements of SMC and SAM on a quarterly basis.

Furthermore, we have submitted an informal application requesting an exemption from the provisions of Section 12(d)(3) of the 1940 Act from the SEC.  Section 12(d)(3) prohibits an investment company from investing in companies that engage in securities-related activities, which include activities as a broker, a dealer or an underwriter.  An exemption from the general prohibition permits an investment company to acquire any security of a company that derives more than 15 percent of its gross revenues from securities-related activities, if immediately after the acquisition, the investment company has not invested more than 5 percent of the value of its total assets in securities of that company and does not own more than 5 percent of the outstanding securities of that class of the company’s equity securities.  The SMC Group’s activities include securities brokerage, commodities brokerage, mutual fund distribution and insurance brokerage, among others, and the SMC Group derives more than 15 percent of its gross revenues from related securities activities.  Because of the foregoing and the fact that we intend to invest all or substantially all of our assets in the SMC Group, we will not be able to consummate the proposed transactions unless the SEC permits us to do so pursuant to an exemptive order, for which we have applied but which has not yet been approved.  There can be no assurance that the SEC will grant the requested relief.  If the SEC does not grant the requested relief, we will have to enter into an agreement, agreement in principle or letter of intent with another target company by January 20, 2008, or face dissolution.

In addition, as a closed-end investment company, the market price of our common stock may be below the net asset value of our common stock. Net asset value per share is the value of all our assets, minus any liabilities, divided by the number of outstanding shares of common stock.  After completion of the proposed transactions, all or substantially all of our assets will be comprised of our investments in the equity shares of SCM and SAM, which are listed on the New Delhi stock exchange and Gauhati stock exchange, respectively, but are not traded.  Therefore, we will not be able to use market quotations to determine the value of such equity shares, which may make selling those shares at an appropriate price more difficult.

If one or more of our stockholders initiates a lawsuit against us alleging that the transactions are inconsistent with the disclosure in the prospectus relating to our initial public offering , we may be obligated to repurchase shares sold in our IPO or to pay damages.

In the prospectus included in the registration statement we filed in connection with our initial public offering (File No. 333-133189), we stated that Millennium was formed for the purpose of effecting “a merger, capital stock exchange, asset acquisition or other similar transaction with one or more businesses that have operations in India.”  The prospectus also referred to the potential business combination transaction as an “acquisition “ of an “operating business with primary operating activities in India.”  While our prospectus contemplated a variety of methodologies for consummating the business combination and did not exclude the possibility of acquiring an ownership interest of less than 50.1% in a target business, an investor may understand the term “acquisition” to mean the acquisition of a controlling interest in a target business.  If the share purchase transactions are consummated, we will be acquiring only a 14.9% interest in SMC and SAM.  In addition, our prospectus stated that our board would not propose or seek stockholder approval of amendments to certain core provisions of our certificate of incorporation relating to the business combination.  At the special meeting, our board is seeking to amend the definition of the term “acquisition” to clarify that the term also includes the purchase of a minority interest in an operating business.

If one or more of our stockholders claim that our registration statement included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and decide to initiate a lawsuit against us on those grounds, we intend to defend ourselves vigorously.  If the stockholders are victorious in this litigation, we may be required to pay damages to them or to repurchase the shares we sold in our IPO at the original sale price, plus statutory interest from the date of sale. Furthermore, irrespective of the outcome of such litigation, we may incur significant legal expenses in defending the lawsuit and our management’s attention may be diverted as a result of the suit.

Our current executive officers and directors own shares of common stock and warrants that will be worthless if the share purchase transactions are not consummated--interests that may have influenced their decision to recommend to the shareholders approval of the share purchase proposals.

When you consider our board of directors’ recommendation to approve the share purchase proposals, you should keep in mind that Millennium’s executive officers, directors and affiliates have interests in the transaction that are different from, or in addition to, your interests as a stockholder.  These interests may have influenced our directors’ motivation in recommending that Millennium shareholders approve the proposals.  In particular, if the proposals are rejected and Millennium is unable to enter into a Letter of Intent or an agreement in principle with another target business by January 20, 2008, Millennium will be required to liquidate.  In that event, the shares of our common stock held by Millennium’s officers and directors and their affiliates immediately prior to our IPO will expire worthless because holders of those shares are not entitled to receive any liquidation proceeds with respect to such shares.   In addition to the shares they purchased prior to the IPO, Millennium’s officers and directors and their affiliates purchased warrants, which differ from publicly-held warrants in several respects, including in the respect that holders of non-publicly-held warrants are not entitled to receive liquidation proceeds with respect to the shares of common stock underlying those warrants.  Please see “The Share Purchase Proposals and Option Proposals - Interests of Certain Persons in the Transactions” for additional details on the expected gains to Millennium’s executive officers, directors and their affiliates if the share purchase transactions are consummated.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

If we are unable to obtain SEC exemptive relief and shareholder approval of the share purchase proposals by January 20, 2008 and have not entered into an agreement, agreement in principle or letter of intent with another target business by that date, our board of directors will, prior to such date, convene, adopt and recommend to our stockholders a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan.  Upon dissolution, we will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust account, net of taxes payable.  Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, as further described in “The Share Purchase Proposals and Option Proposals-Liquidation if No Business Combination,” any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Because we will not be complying with Section 280, we would seek stockholder approval to comply with Section 281(b) of the Delaware General Corporation Law, requiring us to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. Accordingly, we would be required to provide for any creditors known to us at that time or claims that we believe could be potentially brought against us within the subsequent 10 years prior to distributing the funds held in the trust to stockholders.   We cannot assure you that we will properly assess all claims that may be potentially brought against us.  As such, our stockholders could be liable for any claims to the extent of distributions received by them in a dissolution (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such dissolution.

Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account or to the extent the proceeds deposited in the trust account become subject to the claims of other creditors that have higher priority than the claims of our public stockholders, we cannot assure you we will be able to return to our public stockholders at least $7.93 per share, the redemption value at September 30, 2007 (including interest earned on the trust account through that date).

We may not have sufficient capital to permit us to exercise the options with respect to the issuance of SMC and SAM Global Depositary Receipts in full or in part.

Taking into account our proposed purchase of the 14.90% equity interest in SMC and SAM and the estimated fees and expenses in connection therewith, our expected post-transaction capital levels may be insufficient to permit us to exercise the options with respect to the issuance of SMC and SAM Global Depositary Receipts (GDRs) in full or in part (depending on the number of shares converted and the value of the Indian rupee against the U.S. dollar).  As we do not currently intend to enter into any financing in connection with such option exercise, we would only subscribe to that number of GDRs we would be able to purchase given our then-available capital.

There can be no assurances that SMC, SAM and we will obtain the necessary regulatory approvals to permit us to exercise our options with respect to the issuance of SMC and SAM Global Depositary Receipts or to obtain ownership of the Global Depositary Receipts. If we do not obtain these approvals, we will be unable to obtain the additional interest in SMC and SAM  through purchase of GDRs.

The option agreements with SMC and SAM and their respective promoters grant us options to require SMC or SAM, as the case may be, to initiate regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs).  In that issuance, we are entitled to subscribe to that number of GDRs, as would provide us, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SMC or SAM, as the case may be.  There can be no assurances that the relevant regulatory authorities in India or elsewhere will approve SMC’s or SAM’s issuance of GDRs or our investment in the GDRs.  If we do not obtain these approvals, we will be unable to obtain an additional interest in SMC and SAM  through purchase of GDRs.

If in the future 25% or less of our net assets consist of securities of SMC and SAM or if we hold 7.451% or less of the SMC Group’s share capital, we may no longer provide our stockholders with quarterly financial statements of SMC and SAM or with other material information on SMC and SAM.

After registering as an investment company, we will no longer be obligated to file quarterly reports on Form 10-Q.  We will undertake, however, to file or furnish unaudited financial statements of SMC and SAM on a quarterly basis.  Quarterly statements will be translated into U.S. GAAP without any auditor review.  This undertaking will apply only if more than 25% of our net assets consist of securities of SMC and SAM on any day during the 30 days prior to the date we receive such quarterly financial statements.  The shareholders agreements that we expect to enter into with SMC and SAM in connection with the transactions require each of them to furnish quarterly financial statements.  This requirement will survive termination of the shareholders agreements until such time as we hold 7.451% or less of the issued and paid-up combined share capital of SMC and SAM.  In calculating this percentage, the share capital will be measured as of the date of the share purchase transactions.

We will also undertake to file promptly current reports on Form 8-K furnishing any material information, agreements, transactions or financial information furnished to us by SMC and SAM outside of the quarterly and annual financial statements.  This undertaking will apply only if more than 25% of our net assets consist of securities of SMC and SAM on any day during the 30 days prior to the day we receive the material information.  The shareholders agreements require each of SMC and SAM to ensure that we are informed of any and all material occurrences on an ongoing basis.  This requirement will survive termination of the shareholders agreements until such time as we hold 7.451% or less of the issued and paid-up combined share capital of SMC and SAM.  In calculating this percentage, the share capital will be measured as of the date of the share purchase transactions.

Therefore, if in the future 25% or less of our net assets consist of securities of SMC and SAM or if we hold 7.451% or less of the SMC Group’s share capital, we may no longer provide our stockholders with quarterly financial statements of SMC and SAM or with other material information on SMC and SAM outside of our semi-annual reports.

The SMC Group’s promoters will possess significant influence over virtually all matters requiring the approval of SMC Group shareholders, which will make it difficult for Millennium  to have any meaningful say in the outcome of shareholder votes.

Mr. S.C. Aggarwal and Mr. M.C. Gupta are the promoters of SMC and currently own an aggregate of  26.11% of SMC’s shares.  Mr. Ajay Garg, SMC, and SMC Share Brokers Ltd. are the promoters of SAM and currently own an aggregate of 20.9% of SAM’s shares.

Upon the expiration of those provisions of the shareholders agreement that will afford our designee upon the SMC Group’s Board of Directors the ability to effectively veto most transactions out of its ordinary course of business, SMC’s promoter group will hold 45% of SMC’s shares and SAM’s promoter group will hold 60% of SAM’s shares (applying the relative ownership percentages expected to be in place immediately following the share purchase transactions).  As a result of this high ownership percentage, the promoter group will possess significant influence over virtually all matters requiring the approval of a shareholder vote, which will make it difficult for Millennium  to have any meaningful say in the outcome of shareholder votes.

We are required by Indian law to hold our equity interest in the SMC Group for a period of one year and may sell our shares only after first offering them to the SMC Group’s principals, which means that we may be forced to retain our shares in situations where we would otherwise have opted for disposing of them.

Indian law requires us to hold our interest in the SMC Group for a period of one year and the shareholders agreement we expect to enter into will require us to offer the shares first to the principals of the SMC Group, who will have a thirty day right of first refusal to acquire such shares at our proposed sale price.  Both of those requirements limit and delay our ability to sell any of the SMC Group’s shares, which could cause us to miss an opportunity to sell them at a price favorable to us.  It should be noted that the principals’ right of first refusal will not be exercisable without our obtaining exemptive relief from the Securities and Exchange Commission (SEC), as further described in “Regulation of Millennium as an Investment Company.”

At closing, we are required to deliver the purchase price for our interest in SMC and SAM in Indian rupees, which means that we face the risk of adverse foreign exchange movements of the rupee against the U.S. dollar in the meantime.

The share purchase agreements require us to pay a fixed amount in Indian rupees for the 14.90% ownership interest we seek to acquire in SMC and SAM.  Between October 1, 2006 and December 3, 2007, the noon buying rate of the Federal Reserve Bank of New York has fluctuated from a high of 45.97 rupees per dollar on October 2, 2006 to a low of 38.48 rupees per dollar on October 9, 2007.   Should the Indian rupee gain further in value against the U.S. dollar between now and the closing of the transactions, our purchase of the ownership interest would become more expensive for us than we might have anticipated when entering into the agreement, which could adversely affect our financial position.

Risks related to SMC Group’s industry

Market downturns or disruptions resulting in reduced trading activity may harm the SMC Group’s results of operations and reduce its profitability.

The SMC Group’s results of operations will be affected by national and global economic and political conditions, broad trends in business and finance, fluctuations in the prices of equities, commodities and derivatives and other factors that affect the trading volumes in these financial instruments in India and the level of interest in Indian business development.  Low levels of trading volume, particularly in equities, will harm the SMC Group’s profitability because of its high level of fixed costs.  Highly volatile markets furthermore increase the risk of bad debts.  Recent increases in foreign investment in Indian equities have caused a rapid appreciation of Indian stock market indices and increased the risk of a “market bubble,” i.e., the overvaluation of stock.  If stocks are overvalued, or if investors generally perceive them to be overvalued, stock prices could decline, leading investors to move their capital out of the equities markets.  This would have a detrimental effect on stock brokers and other intermediaries, such as the SMC Group.  Revenues derived from equity transactions during the years ended March 31, 2007, 2006 and 2005 accounted for approximately 57%, 58% and 54% of total revenues for the SMC Group.  A substantial portion of the balance of the revenues were derived from commodities and derivatives transactions. Since a material portion of SMC Group’s revenues are derived from equity, commodities and derivatives transactions, any change in either the existing commission rates relating to these transactions or the volume of trading in equity, commodities or derivatives could have a material impact on the profitability of the SMC Group.

The SMC Group operates in a highly-regulated industry.  New rules or changes in the rules promulgated by the regulatory authorities supervising the SMC Group’s activities and changes in the interpretation or enforcement of existing laws and rules may adversely impact the SMC Group’s business, financial condition and results of operations.

The SMC Group operates in a highly-regulated industry.  Its operations are regulated by the Securities and Exchange Board of India (SEBI), the exchanges of which it is a member, the Association of Mutual Funds in India (AMFI), the Insurance Regulatory and Development Authority (IRDA) and the Forward Market Commission (FMC).

The SMC Group’s ability to comply with applicable laws and rules is largely dependent on its internal compliance procedures, as well as on its ability to attract and retain qualified compliance personnel.  Noncompliance may subject SMC to penalties, fines and the risk of civil litigation, which could have a material adverse effect on its financial condition and results of operations.

The SMC Group’s activities and profitability may also be affected by changes in its regulatory environment when the legislature or regulatory authorities pass new laws or rules or the interpretation or enforcement of existing laws and rules changes.  Any of these actions can raise the group’s compliance burden by requiring it to spend resources to adapt to the new environment.  This can have a material adverse effect on the SMC Group’s financial condition and results of operations.

Indian financial services providers are dependent on regulatory approvals and licenses in conducting their business and the SMC Group may lose or be unable to renew valuable licenses.

The SMC Group’s securities brokerage, commodities brokerage, mutual fund distribution, and insurance brokerage activities are licensed by numerous agencies, including the SEBI, the AMFI and the IRDA.  If any one or more of its licenses is revoked for breach or violation of any condition on which the license depended or the SMC Group is unable for any reason to renew a license, it may be forced to cease operating in the affected business line until its licensed status is reinstituted.  As a result, the SMC Group’s revenues are likely to fall.  SMC is currently awaiting a license from SEBI to allow it to provide portfolio management services.  If it is unable to obtain this license, it will not be able to provide these services, which will mean that a significant component of its business plan will not be implemented.

India’s financial services industry is highly competitive.

The SMC Group faces significant competition from companies seeking to attract clients’ financial assets, including traditional and online brokerage firms, mutual fund companies and institutional players, some of which have a broader distribution network, are better capitalized and have a stronger brand name than the SMC Group.  As the group enters new markets, such as the market for portfolio management services, margin funding and expanding its on-line trading activities, it will have to face competition from established companies.  The current trend towards consolidation in the financial services industry in India could further increase competition in all areas of the SMC Group’s business.  Inability to compete effectively in light of these increasing pressures may cause the SMC Group’s revenues to decline.

Political, economic, social and other factors in India and its neighbor, Pakistan, may adversely affect the SMC Group’s operations and our ability to achieve our business objective.

Since mid-1991, the Indian government has been implementing an economic structural reform program with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity.  A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of, and the relaxation of restrictions in, the private sector.  These policies have been coupled with the express intention to redirect the government’s central planning function away from the allocation of resources and toward the issuance of specific guidelines.  While the government’s policies have resulted in improved economic performance, there can be no assurance that the economic recovery will be sustained.  Moreover, there can be no assurance that these economic reforms will persist, and that any newly elected government will continue the program of economic liberalization of previous governments.  Any change in government may adversely affect Indian laws and policies with respect to foreign investment and currency exchange.  Furthermore, laws and policies affecting financial services companies, technology companies and other matters affecting investment in securities could also change.  Such changes in laws and economic policies could negatively affect the general business and economic conditions in India, which could in turn materially and adversely affect the SMC Group’s operations.

India has experienced terrorist attacks in the recent past and religious and border disputes persist in India and remain pressing problems.  For example, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan.  The longstanding dispute with Pakistan over the border Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved.  If the Indian government is unable to control the violence and disruption associated with these tensions, especially at a time when political conditions in Pakistan are uncertain, as they currently are, the results could destabilize the economy and, consequently, materially and adversely affect the SMC Group’s operations.

Since early 2003, there have also been military hostilities and civil unrest in Afghanistan, Iraq and other Asian countries.  These events could adversely influence the Indian economy and, as a result, materially and adversely affect the SMC Group’s operations and our ability to achieve our business objective.

The Indian financial services sector is subject to extensive government regulations, including those that limit foreign ownership, which may adversely affect the Group’s operations and/or our ability to complete the share purchase or remain invested in the SMC Group.

The Indian government regulates foreign investments in the financial services sector by periodically reviewing and adjusting the permissible amount of foreign ownership.  There can be no guarantee that our management will be correct in its assessment of political and policy risk associated with investments in general and in particular in the financial services sector.  Any changes in policy could have an adverse impact on our ability to complete the share purchase and remain invested in the SMC Group.

Foreign investment in Indian securities is regulated by the Foreign Exchange Management Act, 1999, as amended (FEMA), and the Foreign Exchange Management (Transfer or Issue of Security by a Person Resident Outside India) Regulations, 2000, pursuant to which the residents of India cannot undertake any transaction with persons outside India, sell, buy, lend or borrow foreign currency, issue or transfer securities to non-residents or acquire or dispose of any foreign security without the permission (general or special) of the RBI.   In addition, foreign direct investments/investments by non-resident Indians in activities of non-bank financial companies (NBFCs) must comply with minimum capitalization requirements.

In addition to these regulations governing foreign investment in India, the SMC Group is subject to a variety of other laws and regulations, particularly the Securities and Exchange Board of India Act, 1992 (SEBI Act) and rules, regulations and notifications framed thereunder, providing for the  the registration and regulation of various market intermediaries, including stock brokers, merchant bankers, portfolio managers and underwriters.  The relevant rules and regulations formulated by SEBI as well as other legislation governing the businesses of SMC Group are as follows:

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Stock brokerage activities are regulated by the SEBI (Stock-Brokers and Sub-Brokers) Regulations, 1992 (Stock Broking Regulations), the Securities Contract (Regulation) Act, 1956 (SCRA), the Securities Contracts (Regulations) Rules, 1957 (SCRR) and the bye-laws of the stock exchanges of which the SMC Group is a member (Bye-laws).

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The Stock Broking Regulations govern the registration and functioning of stock brokers, sub-brokers and the trading members of the stock exchanges, prescribing the criteria, standards and procedure for the registration of stock brokers, sub-brokers and persons seeking to be trading members of stock exchanges.  They also prescribe penalties for the failure to comply with the regulations laid down by SEBI.

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SCRA: The SCRA empowers the Government of India and SEBI to make and amend rules, such as the SCRR.  The SCRA also empowers stock exchanges recognized by SEBI to frame bye-laws to regulate the conduct of their members.

-	SCRR: The SCRR, among other things, regulates the conditions of eligibility for a stock broker to be admitted to membership of a stock exchange.

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Bye-laws: The stock brokerage business of the SMC Group is also regulated by the rules, regulations and bye-laws of the stock exchanges where it is registered as a trading member, i.e., the National Stock Exchange of India and the Bombay Stock Exchange.  The regulations of the NSE and BSE contain requirements concerning the ownership of promoters, settlement processes, net worth and reporting.

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Depositary participant activities are governed by the Securities and Exchange Board of India (Depositories and Participant) Regulations, 1996 (DP Regulations), which provide for the registration of depository participants, minimum net worth requirement, rights and obligations of depository participants, systems and procedures, connectivity with the depository, maintenance of records and the appointment of compliance officers.  Contravention of DP Regulations will be penalized in accordance with the Securities and Exchange Board of India (Procedure for Holding Enquiry by Enquiry Officer and Imposing Penalty) Regulations, 2002.

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Merchant banking activities are governed by the Securities and Exchange Board of India (Merchant Bankers) Regulations, 1992 (Merchant Bankers Regulations), which include procedures for the registration of merchant bankers, capital adequacy requirements, code of conduct, maintenance of books of accounts and records, reporting requirement, responsibilities of lead managers, underwriting obligations, appointment of compliance officer and liability for action in case of default.

•
Commodities brokerage activities are governed by the Forward Contracts (Regulation) Act, 1952 (FCRA). The FCRA provides for the regulation of matters relating to forward contracts, the prohibition of options in goods and for matters connected therewith.   The Forward Markets Commission is the regulatory body for the commodity market in India. It is the equivalent of the SEBI, which protects the interests of investors in securities.  Commodity derivatives are traded on the National Commodity and Derivative Exchange (“NCDEX”) and the Multi-Commodity Exchange (MCX). Membership of NCDEX and MCX is governed by their respective rules, regulations and bye-laws which broadly provide for eligibility criteria, net worth requirements, conduct of business by trading members, trading system, procedure and manner of clearing and settlement and reporting requirements.

India has experienced terrorist attacks in the recent past and religious and border disputes persist in India and remain pressing problems.  For example, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan.  The longstanding dispute with Pakistan over the border Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved.  If the Indian government is unable to control the violence and disruption associated with these tensions, especially at a time when political conditions in Pakistan are uncertain, as they currently are, the results could destabilize the economy and, consequently, materially and adversely affect the SMC Group’s operations.

Since early 2003, there have also been military hostilities and civil unrest in Afghanistan, Iraq and other Asian countries.  These events could adversely influence the Indian economy and, as a result, materially and adversely affect the SMC Group’s operations and our ability to achieve our business objective.

The Indian financial services sector is subject to extensive government regulations, including those that limit foreign ownership, which may adversely affect the Group’s operations and/or our ability to complete the share purchase or remain invested in the SMC Group.

The Indian government regulates foreign investments in the financial services sector by periodically reviewing and adjusting the permissible amount of foreign ownership.  There can be no guarantee that our management will be correct in its assessment of political and policy risk associated with investments in general and in particular in the financial services sector.  Any changes in policy could have an adverse impact on our ability to complete the share purchase and remain invested in the SMC Group.

Foreign investment in Indian securities is regulated by the Foreign Exchange Management Act, 1999, as amended (FEMA), and the Foreign Exchange Management (Transfer or Issue of Security by a Person Resident Outside India) Regulations, 2000, pursuant to which the residents of India cannot undertake any transaction with persons outside India, sell, buy, lend or borrow foreign currency, issue or transfer securities to non-residents or acquire or

Foreign currency fluctuations could adversely affect our ability to achieve our business objective.

The exchange rate between the Indian rupee and the U.S. dollar has changed substantially in the last two decades and may fluctuate substantially in the future.  Between October 1, 2006 and December 3, 2007, the noon buying rate of the Federal Reserve Bank of New York has fluctuated from a high of 45.97 rupees per dollar on October 2, 2006 to a low of 38.48 rupees per dollar on October 9, 2007.  As the U.S. dollar declines in value against the Indian rupee, our purchase of the equity interest in the SMC Group will become more expensive in U.S. dollar terms and therefore more difficult to complete.  Furthermore, we may incur costs in connection with conversions between U.S. dollars and Indian rupees, which may make it more difficult to consummate the transaction.

Returns on investment in Indian companies may be decreased by withholding and other taxes.

Our investments in India will incur tax risk unique to investment in India and in developing economies in general.  Income that might otherwise not be subject to withholding of local income tax under normal international conventions may be subject to withholding of Indian income tax.  Under treaties with India and under local Indian income tax law, income is generally sourced in India and subject to Indian tax if paid from India.  This is true whether or not the services or the earning of the income would normally be considered as from sources outside India in other contexts.  Additionally, proof of payment of withholding taxes may be required as part of the remittance procedure.  Any withholding taxes paid by us on income from our investments in India may or may not be creditable on our income tax returns.

We intend to avail ourselves of income tax treaties with India to seek to minimize any Indian withholding tax or local tax otherwise imposed.  However, there is no assurance that the Indian tax authorities will recognize application of such treaties to achieve a minimization of Indian tax.

If political relations between the U.S. and India weaken, it could make the SMC Group’s operations less attractive.

The relationship between the United States and India may deteriorate over time.  Changes in political conditions in India and changes in the state of Indian—U.S. relations are difficult to predict and could adversely affect our future operations or cause our investment in the SMC Group to become less attractive.  This could lead to a decline in our profitability.  Any weakening of relations with India could have a material adverse effect on our operations after the share purchase transactions have been completed.

Risks related to SMC Group’s operations

The SMC Group is highly dependent on its promoters for financing and management support. Their withdrawal of support could materially reduce the SMC Group’s revenues and profits and could have a material adverse effect on the Group’s financial condition.

The promoters of SMC are Mr. Subhash Chand Aggarwal and Mr. Mahesh Chand Gupta.  The promoters of SAM are SMC, SMC Share Brokers Limited and Mr. Ajay Garg.  Historically, the SMC Group has been highly dependent on its promoters for its capital requirements and management.  As a result of the financial resources of the promoter group, the SMC Group does not carry any long-term debt on its balance sheet.  Furthermore, most of the promoters are actively engaged in the management of the SMC Group entities.  While we believe that none of the promoters have business interests that are different from those of the SMC Group and none of them are known to be withdrawing their support from the Group, none of the promoters are under any obligation to continue to support the SMC Group.  Their withdrawal of support, either in terms of resources or management or both, could materially reduce the SMC Group’s revenues and profits and could have a material adverse effect on its financial condition.

The SMC Group is dependent on systems and operational availability and faces a risk of system failure that may result in reduced traffic, reduced revenues and profits and harm to its reputation.

The SMC Group is dependent on its technology systems to perform the critical function of gathering, processing and communicating information efficiently, securely and without interruptions.  It could face business risk due to failures in the control processes or technology systems that could constrain its ability to manage its business.  Its success depends, in part, on its ability to make timely enhancements and additions to its technology in anticipation of client demands.  Rapid increases in client demand may strain the SMC Group’s ability to enhance its technology and expand its operating capacity.  To the extent the SMC Group experiences system interruptions, errors or downtime (which could be caused by a variety of factors, including changes in client use patterns, technological failure, changes to systems, linkages with third-party systems, and power failures), its business and operations could be materially and adversely impacted.

Security breaches could damage the SMC Group’s reputation and expose it to liability.

Since the SMC Group retains confidential client information in its database, its facilities and infrastructure must remain secure.  Despite the implementation of security measures, the SMC Group’s infrastructure may be vulnerable to physical break-ins, computer viruses, programming errors or similar disruptions.  If the SMC Group’s security measures are circumvented, the security of confidential and propriety information stored on its systems could be jeopardized and its operations could be interrupted.  A material security breach could damage the SMC Group’s reputation and expose it to liability.  Since the SMC Group does not carry insurance that protects it from this type of loss, its business, revenues and profits may be materially and adversely affected by a material security breach.

If the SMC Group is unable to manage the rapid growth required by its business strategy, its revenues and profits may be lower than expected.

The SMC Group is currently experiencing a period of significant growth and plans to use the proceeds from our acquisition of equity interest to accelerate that growth.  Between 2004 and 2007, its revenues and net income increased by 271% and 1,016%, respectively.  During that period, the SMC Group’s number of employees grew 367%, while the number of independent financial advisors rose by 218%.  It currently anticipates hiring an additional 1,000 employees during the current fiscal year.  This growth has placed, and the future growth the SMC Group anticipates, will continue to place, a significant strain on its managerial, operational, financial and technology resources.  As part of this growth, the SMC Group will have to implement new operational and financial systems and procedures and controls, expand its office facilities, train and manage its employee base and maintain close coordination among its technical, accounting, finance, marketing, sales and editorial staffs.

If the SMC Group is unable to manage its growth effectively, it will be unable to implement its growth strategy, which would be detrimental to its long-term business outlook and may cause the Group’s revenue and profitability in future periods to fall short of the Group’s projections, including the projections disclosed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the SMC Group — Projected Financial Results for the Combined SMC Group.”

The SMC Group’s rapid growth may require additional financing, which it might not be able to procure or procure on favorable terms.  Any future equity offerings by the SMC Group may lead to dilution of our equity interest.

The SMC Group’s growth is dependent on having a strong balance sheet to support its activities.  It may need to raise additional capital from time to time, dependent on business conditions and it may not be able to procure such additional funds, or at least not on favorable terms, due to factors beyond its control.  Factors that would require the SMC Group to raise additional capital could be business growth beyond what the current balance sheet can sustain, additional capital requirements imposed due to changes in regulatory regime or new guidelines or significant depletion in its existing capital base due to unusual operating losses.  Any new issue of equity or convertible securities would dilute existing shareholders, including us, and such issuance may not be done at terms and conditions favorable to us or the SMC Group.  Likewise, any debt financing that the SMC Group may decide to pursue in the future may not be entered into on terms and conditions favorable to the SMC Group.

The SMC Group may be unable to make desirable acquisitions or to integrate successfully any businesses it acquires.

The SMC Group’s strategy includes the search for suitable acquisition targets that it believes are a strategic fit with its business.  If the SMC Group acquires another company, it may not be able successfully to integrate any businesses, products, technologies or personnel of that company without  significant expenditure of managerial, operational and financial resources, and it may fail to realize the anticipated benefits of certain acquisitions.  Acquisitions may  strain its managerial and operational resources, as the challenge of managing new operations may divert its staff from monitoring and improving the SMC Group’s existing operations.  They may also burden the SMC Group’s financial resources, as the group may have to incur substantial debt to finance the acquisition.  All of these factors could materially and adversely affect the SMC Group’s financial condition and results of operations.  Finally, future acquisitions could dilute our shareholders’ interest in the SMC Group, if the group decides to finance the acquisition in whole or in part with the issuance of equity.

The SMC Group’s business is dependent on relationships formed by its relationship managers with its clients; any events that harm these relationships, including the loss of its relationship managers, may lead to a decline in its revenues and profits.

The SMC Group’s business is dependent on the team of relationship managers who directly manage client relationships.  The SMC Group believes that relationship managers servicing specific clients leads to long-term client relationships, a trust-based business environment and over time, better cross-selling opportunities.  While no relationship manager or operating group of relationship managers contributes a meaningful percentage of the business, the SMC Group’s revenues and profits may materially decline if a substantial number of relationship managers either become ineffective or leave the organization.

The SMC Group depends on its management team and the loss of team members may adversely affect its revenues and profits.

The SMC Group believes that it has a strong team of professionals to oversee the operations and growth of its businesses.  If one or more members of its management team are unable or unwilling to continue in their present positions, such persons would be difficult to replace and the SMC Group’s revenues and profits could decline or fail to grow at the rate projected by the Group.  The SMC Group may lose its key management team to its clients or competitors.  For details on its management, please refer to the section “Management of SMC Group.”

The SMC Group faces risks attributable to derivatives trading by clients and its risk management policies may be inadequate to deal with these risks.

The SMC Group offers derivatives brokerage services.  Since some derivative instruments involve leveraged positions on the underlying assets, they involve a higher degree of risk, both for investors and for market intermediaries, than do traditional financial instruments, such as stocks or bonds.  The SMC Group may face financial losses if it fails adequately to manage the risk created by its clients’ trading in derivative instruments.

The SMC Group’s plans to provide margin funding will expose it to new risks that clients may not honor their commitments, which would affect the SMC Group’s results of operations.

The SMC Group plans to provide margin funding to its clients.  The SMC Group expects to require clients to deposit a minimum initial margin, and if the client is not able to pay the balance amount to the SMC Group before the pay-in date of the exchange for the relevant transaction, the SMC Group expects, in line with market practice, to extend significant credit to clients at market interest rates for the purchase of shares.  In case of highly volatile markets or adverse movements in share prices, it is possible that the group’s clients may not honor their commitments, which may result in losses for the SMC Group.  During periods of rapidly declining markets in which the value of the collateral held by the SMC Group could fall below the amount of a customer’s indebtedness, may also result in losses for the SMC Group.

Furthermore, the SMC Group has not had any prior experience with margin funding and its risk management procedures (such as pre-determined margin call or collateral liquidation thresholds) may be inadequate to guard against material losses.

The SMC Group is materially dependent on the continued acceptance and growth of electronic commerce and online trading in India, which is uncertain and, to a large extent, beyond its control. If the SMC Group does not realize the expected benefits from its investment in electronic commerce and online trading, it could suffer from a decline in profits.

Electronic commerce and online trading in India is still in its infancy.  Currently more than two million Indian residents trade online (out of a population of 1.1 billion).  In addition, many Indian consumers have deferred transacting online for a number of reasons, including the existence or perception of, among other things:

•	limited access to the internet for most Indian consumers;

•	absence of a fully functional and secure electronic payment gateway; and

•	perceived lack of security of commercial data such as credit card number.

If usage of the internet in India for electronic commerce does not substantially increase and network infrastructures in India are not further developed, the SMC Group will not realize the expected benefits from its investment in the development of electronic commerce and online trading products and services, which could negatively affect the Group’s profitability.

The success of the SMC Group’s online brokerage business depends on its relationships with India’s internet-enabled banks that also compete with it.

For its online trading business to be successful, its clients must be able easily and quickly to execute online funds transfers to the SMC Group from their bank accounts to pay for purchases of stock.  Online brokerages in other countries, such as the United States, require their customers to maintain cash deposit accounts with them, and funds are automatically withdrawn from these accounts to settle the customers’ stock purchases.  Since Indian banking regulations do no allow securities brokers to pay interest on client deposit accounts, and clients are generally unwilling to forego interest payments on their deposits, they generally prefer to keep their cash accounts with a commercial bank until the funds are needed to execute a stock trade.  To minimize its credit risk, the SMC Group will not execute cash stock purchases for its clients until they have transferred the requisite funds into one of its deposit accounts.

The ability to quickly and easily transfer funds to and from its clients’ bank accounts requires that the SMC Group maintain good relationships with those banks, some of which also compete with the SMC Group. If the SMC Group is unable to maintain these relationships, its online trading revenues will suffer and its results of operations may be materially and adversely affected.

The SMC Group’s financial condition and results of operations may suffer if it is unable to maintain an appropriate balance between its regional offices and independent financial advisors.

The SMC Group operates through a network of owned regional offices and offices maintained by independent financial advisors and strives to maintain an appropriate balance between both.  Failure to maintain this balance gives rise to the following risks:

Regional Offices

The SMC Group currently has approximately 1,100 employees working in eight regional offices in addition to its New Delhi headquarters.  It plans to expand its network of regional offices to 15 offices over the following two years.  Given the number and geographical dispersion of its regional offices, the SMC Group may not be able effectively to monitor or supervise their operations, which may result in higher incidents of compliance breaches among its employees in those offices.

Evaluating proposed office sites and setting up offices requires financial and human capital.  In case a regional office turns out to be unprofitable, the SMC Group may have to close down the office.  Future office shutdowns may cause the SMC Group not to be able to recover the capital investment in those offices and could materially and  adversely affect the SMC Group’s financial condition and results of operations.

Independent financial advisors

The SMC Group currently has approximately 6,000 independent financial advisors.  While independent financial advisors work under the overall supervision of the SMC Group as per its policies and share in its revenues, they are typically independent entrepreneurs and not employees of the group.  The risk that they engage in undesirable trade or market practices is therefore higher than for the SMC Group’s employees.  Business associates might act on conflicts of interest in a manner that is not in the interest of the SMC Group, such as when they sell financial products of one of its competitors.  Any of these practices could result in a loss of reputation and business for the SMC Group, which could lead to a material decline in revenues and profits.

The SMC Group’s plans to expand outside of India and is exposed to various risks as a result, including the risk that it may not obtain, or not in a timely manner, requisite approvals from foreign governments.

The SMC Group has recently opened an office in Dubai and plans to open offices in New York, London, Singapore and Hong  Kong.  The SMC Group does not have significant prior experience in establishing and operating offices outside of India.  In order to establish and operate these offices, the SMC Group would require clearance and approvals from the relevant regulatory authorities.  If the SMC Group does not receive the requisite clearance or approvals, or does not receive them in a timely manner, its business plan, financial condition and revenues and profits may be materially and adversely affected.  Establishing and/or operating in foreign jurisdictions will also impose new compliance requirements on the SMC Group, which will increase expenses and could materially reduce profits.  The SMC Group would also be exposed to currency and political risks in those jurisdictions as well as the management risks inherent in expanding its operations outside of India.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Millennium and the SMC Group, as well as certain information relating to the share subscription and shareholders agreements, including, without limitation, statements preceded by, followed by or that include the words “may,” “will,” “should,” “believes,” “expects,” “intends,” “anticipates,” “thinks,” “plans,” “estimates,” “seeks,” “predicts,” “potential” or similar expressions.  We believe it is important to communicate management’s expectations to our stockholders.  However, there may be events in the future that we are not able to accurately predict or over which we have no control.  The risk factors and other cautionary language in this proxy statement provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in those forward-looking statements.  You should be aware that the occurrence of the events described in these risk factors and elsewhere in this proxy statement could have a material adverse effect on our business, financial condition and results of operations.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.  All forward-looking statements included herein attributable to either of Millennium or the SMC Group or any person acting on any party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on any of our proposals, you should be aware that the occurrence of the events described in “Risk Factors” and elsewhere in this proxy statement could have a material adverse effect on us and the SMC Group.

PRESENTATION OF FINANCIAL AND OTHER INFORMATION

The SMC and SAM financial statements appearing in this proxy statement are reported in Indian rupee (INR or Rs.).  The Indian rupee is the functional currency for SMC and SAM and their respective affiliates, other than SMC Comex.  The functional currency of SMC Comex is U.S. dollars.  Assets and liabilities of SMC Comex are translated at year-end exchange rates, and income statement accounts are translated at weighted average exchange rates for the year.  Gains or losses resulting from foreign currency transactions are included in net income.

For your convenience, the financial statements and financial information as of and for the year ended March 31, 2007 have been translated into U.S. dollars (US$ or $) at $1.00=INR 43.10 based on the noon buying rate of the Federal Reserve Bank of New York on March 30, 2007.  The noon buying rate for rupees on October 26, 2007 was $1.00=INR 39.30.  Unless otherwise specified, we have used this rate for translations related to the proposed share purchase transactions.  You should not assume that, on these or on any other date, one could have converted the rupee amounts into dollars at these or any other exchange rate, or at all.  The convenience translation is unaudited.

In order to enable you to ascertain how the trends in SMC’s and SAM’s financial results might have appeared had they been expressed in U.S. dollars, the table below shows the average exchange rates of rupees per U.S. dollar for the periods shown.  Average rates are computed by using the noon buying rate of the Federal Reserve Bank of New York for rupees per U.S. dollar on the last business day of each month during the period indicated.

Average exchange rates of rupees per U.S. dollar

SMC/SAM fiscal year ended March 31,	Average
2003	48.3608
2004	45.7825
2005	44.8683
2006	44.2092
2007	45.0558

Three months ended June 30,
2007	40.6600

The table below shows the high and low Federal Reserve noon buying rates for rupees per U.S. dollar for each month from April 2007 through October 26, 2007:

Recent high and low exchange rates of rupees per U.S. dollar

	High	Low
April 2007	43.0500	40.5600
May 2007	41.0400	40.1400
June 2007	40.9000	40.2700
July 2007	40.4200	40.1200
August 2007	41.1500	40.2500
September 2007	40.8100	39.5000
October 2007	39.7200	38.4800
November 2007	39.6800	39.1100

The noon buying rate on December 3, 2007 was $1.00=INR 39.39.  Between October 1, 2006 and December 3, 2007, the noon buying rate of the Federal Reserve Bank of New York has fluctuated from a high of 45.97 rupees per dollar on October 2, 2006 to a low of 38.48 rupees per dollar on October 9, 2007.

THE SHARE PURCHASE PROPOSALS AND OPTION PROPOSALS

General Description of the Share Purchase Transactions

On May 12, 2007, we entered into two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC Global Securities Limited (SMC) and SAM Global Securities Limited (SAM), that collectively comprise the SMC Group of Companies (the SMC Group), for the aggregate fixed sum of INR 1,638,996,077, or approximately $41.61 million at an exchange rate of $1.00=INR 39.39 as of December 3, 2007.  Indian law limits our ability to initially acquire greater than a 14.90% equity interest in each of SMC and SAM.

Completion of the proposed share purchase transaction is subject to a number of conditions as described in “The Share Subscription Agreements, Option Agreements and Shareholder Agreements -The Share Subscription Agreements -Conditions to Closing” and “-Regulatory Conditions and Other Conditions.” The SMC Group’s operations are described  in “Business of the SMC Group.”

In order to complete the transactions, as defined in this proxy statement, Millennium must obtain from the Securities and Exchange Commission (SEC) an exemption from the restrictions under Section 12(d)(3) of the Investment Company Act of 1940 that limit the ability of a registered investment company to invest in issuers providing securities-related services, such as SMC and SAM.  There can be no assurances that the SEC will grant the requested relief.

Upon completion of the proposed share purchase transactions, we will have a 14.90% equity interest in the SMC Group.  See “-Effects of the Transactions.”   Millennium decided to limit its initial investment in the SMC Group to 14.90%  for considerations related to Indian legal requirements.  While Indian laws do not prohibit the acquisition of a greater than 15% interest in SMC and SAM, an acquisition of a greater than 15% interest in these entities would have presented severe obstacles to completing the share purchase transactions.  Indian regulations require every company or person acquiring 15% or more of the share capital of a listed Indian company to announce an open offer, within 4 days of signing the definitive acquisition agreement, to buy at least an additional 20% of the share capital from the target company’s public shareholders.  The offer has to be commenced between 49 and 59 days after signing the definitive acquisition agreement, must be kept open for 20 days, and payment for the shares so purchased must be made between 79 and 94 days after the signing.  The shares of SMC and SAM are listed, albeit not traded, on the New Delhi Stock Exchange and Gauhati Stock Exchange, respectively.  If we had decided to acquire 15% or more of the SMC Group, we would have been required to commence the open offer by July 10, 2007, or 59 days after May 12, 2007, the date that the share subscription agreements were signed, and make payment under the offer by August 14, 2007.  On September 30, 2007 we had approximately $637,000 in cash available outside of the trust account and thus available to pay for the shares acquired in the open offer.  Had a more than insignificant number of SMC’s and SAM’s shareholders decided to accept the open offer, we would not have been able to fund the purchase of such shareholders’ shares without additional financing.  We have calculated that the funds required to be able to conduct an open offer for 20% of SMC’s and SAM’s shares would have amounted to approximately $55 million.  We have therefore decided to limit our investment in the SMC Group to 14.9%.

In the prospectus included in the registration statement we filed in connection with our initial public offering, we stated that Millennium was formed for the purpose of effecting “a merger, capital stock exchange, asset acquisition or other similar transaction with one or more businesses that have operations in India.”  The prospectus also referred to the potential business combination transaction as an “acquisition “ of an “operating business with primary operating activities in India.”  While our prospectus contemplated a variety of methodologies for consummating the business combination and did not exclude the possibility of acquiring an ownership interest of less than 50.1% in a target business, an investor may understand the term “acquisition” to mean the acquisition of a controlling interest in a target business.  If the share purchase transactions are consummated, we will be acquiring only a 14.9% interest in SMC and SAM.

We do not believe that use of the term “acquisition” in our IPO prospectus constitutes a violation of the U.S. securities laws.  However, if a lawsuit is initiated against us and a court holds that our registration statement included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, we may be required to pay damages to stockholders or to repurchase the shares we sold in our IPO at the original sale price, plus statutory interest from the date of sale.

Option to Acquire Global Depositary Receipts

On June 6, 2007, we entered into a set of substantially identical option agreements with SMC and SAM and their respective promoters that give us additional rights.  Each agreement grants us an option, exercisable within 30 days of the closing date of the corresponding share purchase transaction and subject to applicable law, to require SMC or SAM, as the case may be, to begin regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs).  In that issuance, we are entitled to subscribe to that number of GDRs, as would provide us, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SMC or SAM, as the case may be, in return for up to INR 554,458,471 ($14,076,123 at the December 3, 2007 exchange rate) and up to INR 105,539,949 ($2,679,359 at the December 3, 2007 exchange rate), respectively. As we do not currently intend to enter into any financing in connection with such option exercise, we would only subscribe to that number of GDRs we would be able to purchase given our then-available capital.

Assuming a December 3, 2007 exchange rate between the Indian rupee and the U.S. dollar,
·        if no stockholders exercise their conversion rights, we expect to purchase GDRs representing approximately 3.70% of SMC and SAM, which would bring our total ownership interest in the SMC Group to 18.60%; and

·        if the maximum number of stockholders exercise their conversion rights, we would not be able to purchase any GDRs, which would mean that our total ownership interest in the SMC Group would remain at 14.90%.

 The GDRs do not carry voting rights until they are converted into the underlying equity shares.  Additional terms and conditions of any GDR issuance will be agreed on between the parties at a future date.

Ownership of GDRs would not count towards the 14.90% ownership limit imposed on equity shares of Indian enterprises in the context of the open offer requirements described in “- General Description of the Share Purchase Transactions.”

Background of the Share Purchase and Option Proposals

Alternative Target Companies and Determination of Transaction Structure

The terms of the share subscription agreements, option agreements and shareholders agreements are the results of arm’s-length negotiations between representatives of Millennium and the SMC Group.  The following is a discussion of the background of these negotiations with the SMC Group and with other companies we considered in our search for a potential target as well as of the alternative transaction structures we considered.  For a brief description of our formation and initial public offering, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Millennium” and “Information Concerning Millennium-Business.”

We were formed on March 15, 2006 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India.  While our efforts in identifying a prospective target business were not limited to a particular industry, we focused primarily on privately-owned businesses within the financial services, healthcare, infrastructure and consumer, retail and hospitality sectors.  However, we remained open to reviewing any business opportunity presented to us in any industry sector.

Promptly following Millennium’s IPO, we contacted industry executives, investment banking firms, private equity firms, business brokers, consulting firms, legal and accounting firms and numerous business relationships.  In that connection, we sent out over 90 letters and multiple emails introducing Millennium and forwarding copies of our IPO prospectus to individuals with whom Millennium management had pre-existing relationships.  In the course of drafting these communications in July of 2006, management concluded that they should indicate the approximate size of the businesses they would have interest in pursuing and determined that a suitable range of enterprise values that would be within Millennium’s financial capability would be from $150 million to $400 million.

In October 2006, our chief executive officer, Mr. F. Jacob Cherian, and our chief financial officer, Mr. Suhel Kanuga, approached Mr. Raj Agarwal of Two Step Advisors, an Indian boutique investment banking and deal advisory firm, to ask for assistance in locating potential target companies for Millennium.  In order to widen the search, Mr. Agarwal requested the assistance of another advisor, Mr. Raju Jain, of Samta Jain & Associates, with whom Mr. Agarwal had previously worked on transactions.  Both Messrs. Agarwal and Jain have since assisted Millennium in the search for a potential target company and, in connection with the SMC/SAM transaction, have also advised Millennium during the negotiation process.

Through these efforts and others, we identified and reviewed information on over 30 companies as possible business combination candidates.  In narrowing the search, Millennium considered a number of factors and criteria, including:

•	Minimum enterprise value - Was the fair market value of the target business at least 80% of our net assets?

•
Credibility of target management - Did the executive management of the target have strong industry experience with solid reputations?  Did they have the ability to manage a public company and communicate effectively with public shareholders and the financial community? Did the management have experience in integrating acquisitions?  Did management have a track record of meeting financial targets?

•
Credibility of the business model - Could the target business support substantial revenue and/or operating earnings growth?  Could the target business serve as a platform for future expansion and could it deploy warrant proceeds in a manner likely to enhance shareholder value?

•	Credibility in the financial community - Did the target business have respect in the financial community as evidenced by its banking and commercial relationships?

•
Valuation - Were there existing public companies that could be viewed as sufficiently comparable to provide investors with meaningful reference points?  Were the target business’ valuation expectations consistent with Millennium’s preliminary assessments?

We entered into non disclosure agreements with 10 companies that met our investment criteria, enabling us to conduct a more detailed review of each business opportunity.  Our search process included consideration of the following potential target companies:

•
In September 2006, we presented a draft letter of intent to an Indian company operating in the hospitality sector. Negotiations were terminated that month when the parties could not agree on an acceptable valuation for the target company.

•
In October 2006, we entered into a non-disclosure agreement with a waste management company. Discussions were terminated in November 2006 when the company was not able to supply historical financial information for review.

•
In October 2006, we entered into a non-disclosure agreement with a technology and knowledge process outsourcing company. Discussions were terminated that month when our management were not suitably convinced on the business model of the company.

•
In November 2006, we presented a draft letter of intent to an Indian company operating in the manufacturing and distribution of energy efficient lights.  Negotiations were terminated in January 2007 when the founder and CEO of the target company suffered an illness that prevented him from conducting ordinary business activities.

•
In December 2006, we entered into a non-disclosure agreement with an air conditioning and contract manufacturing company. Discussions were terminated in January 2007 when the target company’s management pursued another investment opportunity.

•
In January 2007, we presented a draft letter of intent to an Indian information technology company. Negotiations were terminated that month by the potential target company because they were unable to devise an acceptable transaction structure given prevailing regulatory limits and prohibitions in the sector.

•
In February 2007, we entered into a non-disclosure agreement with an infrastructure and real estate company.  Discussions were terminated in March 2007 when it became apparent that current FDI investment hurdles would prevent us from investing in that company.

•
In February 2007, we entered into a non-disclosure agreement with a pharmaceutical company in the herbal segment.  Discussions were terminated that month when our management was not suitably convinced on the business model of the company.

•
In March 2007, we presented a detailed term sheet to an Indian company operating in the financial services industry.  Negotiations were terminated in April 2007 when the parties could not agree on acceptable transaction terms, including valuation and the affirmative rights of the investor.

•
In April 2007, we presented a draft letter of intent to an Indian company operating in the pharmaceutical industry.  Negotiations were terminated in May 2007 when the parties could not agree on an acceptable valuation for the target company.

Based on the results of our diligence, we concluded that the SMC Group was the best candidate for us to pursue.  In determining how to structure the transaction with the SMC Group, we considered the following business combination structures in addition to the transactions to which this proxy statement relates:

•
Statutory Merger using a Non-Indian Subsidiary:  Although the Indian Companies Act, 1956 (the Companies Act) provides for mergers of a foreign company with an Indian company in which the Indian company is the surviving entity, it does not permit a merger or amalgamation of an Indian company with a foreign company in which the foreign company is the surviving entity.  We therefore eliminated as an alternative a statutory merger in which the SMC Group would have been merged into a non-Indian subsidiary of Millennium.

•
Merger using an Indian special purpose vehicle (SPV):  We also contemplated forming an SPV-subsidiary incorporated in India as a potential merger partner with the SMC Group.  However, since both SMC and SAM are listed on Indian stock exchanges, the merger would have been subject to the provisions of the Companies Act and the respective stock exchanges.  Additionally, the merger would have been subject to significant delay as a result of the need to obtain regulatory approval relating to the transfer and change of existing business licenses, approvals from stock exchanges, court approval , approval from the SMC and SAM shareholders and approval from the creditors of the SMC Group, among others.  During the course of the negotiations with Millennium, SMC and SAM had requested that the transaction be consummated in or around October 2007, effectively eliminating the option of a merger using an Indian SPV since the time to complete the transaction in that case could have exceeded twelve months.

•
Share Swap: A third transaction alternative, swapping the equity share capital of the SMC Group with the equity share capital of Millennium, was rejected primarily because prior approval would have to have been obtained from the Foreign Investment Promotion Board, the Reserve Bank of India and the Indian stock exchanges.  Since the existing guidelines for a swap are unclear as applied to this transaction and since the transaction would have been subject to various regulatory approvals, there was substantial uncertainty on the regulatory implications and the time required to obtain such approvals.  This level of uncertainty would have made it unlikely for the transaction to close by October 2007.

The structure of the share purchase transactions was preliminarily determined through extensive discussions with Indian counsel in March and April of 2007 with regard to a previously considered financial services company.  At that time, we determined that the only feasible transaction structure available to us in the financial services industry given the time constraints and uncertainties under which we were operating was a share purchase transaction involving a minority ownership interest.  Once detailed discussions with the SMC Group began on May 2, 2007, the preliminary structure was refined to take into account the specifics of SMC and SAM.

Negotiations with the SMC Group

Participants

Millennium’s activities in its search for a partner and subsequent negotiations with the SMC Group were primarily conducted by F. Jacob Cherian, its president and chief executive officer and a director, and Suhel Kanuga, its executive vice president, chief financial officer, treasurer and secretary and a director.  They were frequently assisted by non-executive director Lawrence Burstein.  The remaining non-executive directors Kishore Mirchandani, Gul Asrani, C.P. Krishnan Nair and Sarat Sethi were kept informed of developments on a daily basis.  While in India, Messrs. Cherian and Kanuga kept the India-based directors apprised while Mr. Burstein updated the U.S.-based directors.  Of the non-executive directors, only Lawrence Burstein actively participated in the negotiations related to the transactions, albeit indirectly through daily telephone contact with Millennium’s executives.   During the negotiations, our officers and directors safeguarded the interests of Millennium’s non-affiliated stockholders by ensuring that the affirmative and negative covenants the SMC Group entered into in connection with the share subscription agreements, and which are described under “The Share Subscription Agreements, Option Agreements and Shareholders Agreements--The Share Subscription Agreements--Covenants,”  benefited all of our stockholders.   Likewise, the rights we have under the shareholders agreements, described in  “The Share Subscription Agreements, Option Agreements and Shareholders Agreements--The Shareholders Agreements” benefit all of our stockholders.

Third party participants in the negotiations with the SMC Group included two deal advisory firms retained by Millennium, Step Two Advisors and Samta Jain & Associates, Millennium’s U.S. counsel Sonnenschein Nath & Rosenthal LLP and Millennium’s Indian counsel A.R.A. Law.  Indian counsel Singhi Advisors represented the SMC Group in the negotiations.

Financial Terms

The financial terms of the share purchase transactions were first outlined after the April 23, 2007 call among Messrs. Cherian and Kanuga and Mr. Raju Jain of Samta Jain & Associates. Based on the overview of the activities, select financial metrics and business model of SMC and SAM presented by Mr. Jain, Millennium determined a preliminary valuation band for SMC and SAM, after taking into account trading multiples of comparable listed companies in India (India Infoline, Indiabulls, and Geojit Financial Services).  From the information received in detailed meetings and discussions that took place starting April 26, 2007 and involving in particular the meetings in New Delhi from May 2 through 11, the valuation was further refined, taking into account the business model and scale of operations of SMC and SAM, as well as market trading and recent transaction multiples.  During these meetings, a valuation that was acceptable to both sides was arrived at within the band that had been established by Millennium at the outset.

Timeline of Negotiations

On April 23, 2007, Mr. Raju Jain of Samta Jain & Associates discussed a potential transaction opportunity between Millennium and the SMC Group with Messrs. Cherian and Kanuga.  Mr. Jain had previously advised Millennium on two of the business opportunities mentioned above and was aware of the factors that Millennium was considering in searching for a target company.  Mr. Jain described the SMC Group, its business and management to Messrs. Cherian and Kanuga.   Mr. Jain had learned of the SMC Group’s interest in a financing during a joint visit to its headquarters with Mr. Raj Agarwal in connection with his search for a potential Millennium target.

 It was the first contact regarding the proposed transaction that Millennium’s management had.  Neither Mr. Cherian nor Mr. Kanuga had any prior connections or business contacts with the SMC Group and its related parties and none of the Millennium officers, directors and affiliates has or has had any relationship, affiliation, agreement or other connection with the officers, directors and affiliates of the SMC Group, other than the relationship that arose out of the April 23, 2007 discussion with Mr. Jain.

Messrs. Cherian and Kanuga expressed interest in a transaction with the SMC Group and requested that Mr. Jain contact the Group to explore whether its promoters, Mr. Subhash Chand Aggarwal and Mr. Mahesh Chand Gupta, would be interested in a transaction with Millennium and, if so, to set up an introductory call among Millennium and the SMC Group.  Mr. Jain, joined by two of his business colleagues, flew to New Delhi to meet with the promoters of the SMC Group, who indicated that they would consider entering into a non-disclosure agreement with Millennium to explore a potential transaction.  Throughout the ensuing negotiations, SMC was represented by Messrs. Subhash Chand Aggarwal and Mahesh Chand Gupta and SAM was represented by Messrs. Mahesh Chand Gupta and Ajar Garg.

On April 26, 2007, SMC’s co-promoter Mr. Subhash Chand Aggarwal and SMC director Mr. D.K. Aggarwal had an introductory conference call with Messrs. Cherian and Kanuga, Mr. Jain and Mr. Raj Agarwal of Step Two Advisors.  On this call the backgrounds of SMC, SAM and Millennium, the backgrounds of the promoters and the vision and objectives of each company was discussed.  The SMC Group’s and Millennium’s representatives agreed to pursue discussions for a proposed transaction between the companies, provided that mutually agreed terms could be established.  During the call, Messrs. Cherian and Kanuga were invited to visit the Group’s headquarters in New Delhi to continue discussions.

On May 2, 2007, Messrs. Cherian and Kanuga flew to New Delhi to begin their in-person discussions with the SMC Group.  On May 4, 2007, Messrs. Subhash Chand Aggarwal, Mahesh Chand Gupta, SMC director D.K. Aggarwal and Rajesh Jain, vice president of research and development for SMC, provided a detailed overview of the Group’s equities and commodities and arbitrage businesses to Messrs. Cherian and Kanuga, covering products, strategies, current business and business expansion plans.  Millennium management then toured the headquarters of the equities and commodities divisions and met with various sub-teams in both divisions, including teams from research, trading, arbitrage, marketing, operations and compliance.  During dinner with the Group’s executive leadership team, Messrs. Cherian and Kanuga discussed promoter backgrounds and overall business objectives and vision of the companies.

On May 5, 2007, SMC director D.K. Aggarwal and SAM director Ajay Garg reviewed in detail the SMC Group’s insurance and merchant banking, portfolio management and online distribution businesses with Messrs. Cherian and Kanuga, covering products, current business and business expansion plans.  Millennium’s representatives then toured the main offices, and met with various sub-teams from each division.  During this visit, SMC director Rakesh Gupta also discussed the Group’s distribution, marketing, legal, compliance, IT and operations divisions, covering both business functions and staffing.

On May 6, 2007, Messrs. Subhash Chand Aggarwal, Mahesh Chand Gupta, D.K. Aggarwal, Cherian and Kanuga discussed the framework of a potential transaction between the SMC Group and Millennium, in particular the investment amount, i.e., equity stake envisaged, the roles and responsibilities of each party, the transaction steps and the timeline. Mr. Cherian and Kanuga also highlighted the concept of a special purpose acquisition company (SPAC) and how this is different from a more traditional private equity transaction.  The parties furthermore discussed the likely timetable for the transaction, in light of the regulatory and shareholder approvals that would be required in India and the United States.

On May 8, 2007, Messrs. Subhash Chand Aggarwal, Mahesh Chand Gupta, Cherian and Kanuga discussed and agreed upon the affirmative rights that will be granted to Millennium for the proposed transactions, including exit options available to Millennium through a future IPO listing and tag/drag along rights (which would allow Millennium to sell its acquired shares in the SMC Group to any third party offering to purchase the shares of the SMC Group’s promoters and shareholders on equal terms) and a “put option.”  The put option permits Millennium to sell all of its shares in SMC/SAM in case of a material breach of the shareholders agreement by the promoters that is not remedied within 30 days.  On receipt of the notice to purchase upon material breach, the promoters must purchase all of the equity shares held by Millennium and its affiliates within a period of sixty (60) days from the date of receipt of the notice.  The put option price is determined by increasing the fair market value of the shares of SMC/SAM by a premium of five percent (5%), but will not be any less than the difference between the subscription consideration and the consideration derived on selling those shares.  The parties also agreed to having a Millennium representative on the SMC and SAM boards, allowing Millennium oversight and influence in key decisions.  Other rights discussed included Millennium’s right to veto any issuance of new equity, acquisitions or takeovers and major corporate decisions such as expansion into new countries. The parties also discussed and agreed upon regulatory and financial accounting compliance requirements on the Indian and U.S. sides (including the fact that the SMC Group would have to convert into U.S. GAAP and re-audit financial statements for the previous three years and provide U.S. GAAP information on a quarterly and annual basis going forward) and arbitration procedures.

On May 9, 2007, negotiations continued and culminated in agreement on the representation and warranties to be made by the promoters of the SMC Group, conditions precedent and subsequent and material breach triggers.  Among the material representations and warranties agreed upon were those with respect to the receipt of all government approvals, the possession of all necessary licenses required to permit the SMC Group to conduct its operations, the fair presentation of the Group’s financial information in its financial statements and the absence of undisclosed liabilities.  Conditions agreed upon included the conditions that SMC’s and SAM’s board of directors must have approved the issuance of the subscription shares; that SMC and SAM must have approved the preferential allotment of the subscription shares to Millennium, must have increased their authorized share capital as necessary to issue the subscription shares, must have obtained shareholder approval for amending their articles of association in order to facilitate the share purchase, and must have changed their existing shareholding structures; and that Millennium must have obtained clearance from the U.S. Securities and Exchange Commission and obtained the vote of a majority of its shareholders passing a resolution approving the investments in SMC and SAM; and that Millennium stockholders of no greater than 19.99% of its equity interest have exercised their conversion rights.

On May 10, 2007, the parties discussed and agreed on the legal SMC Group entities that would be part of the proposed transaction as well as on the definition of Millennium, with Millennium being granted additional affirmative rights such as exit options through the transfer of shares to third parties.  Agreement also occurred on the indemnification provisions.  Also on this day, based on all the information gathered and discussions held, Millennium made a final offer regarding the purchase consideration to the SMC Group.  The valuation of SMC Group had determined by comparing the SMC Group with listed peer company multiples in India.   At the time our board performed its valuation analysis in late April and early May 2007, the stock of listed peer companies was trading at levels of 18 - 22 times the companies’ earnings in fiscal year 2007.  The purchase price offered by Millennium was based on a valuation at the middle of that range –  which valued the Group at 19.64 times its fiscal year 2007 earnings of INR 560 million.  We also retained Grant Thornton to supplement our board’s valuation analysis using the valuation methodologies described in “- Valuation Analysis” further below.  Grant Thornton was not involved in our negotiations with the SMC Group.  The results of Grant Thornton’s analysis were presented to the Millennium board of directors prior to its approval of the share subscription agreements on August 6, 2007.

Between May 6 and 11, 2007, the parties and their attorneys prepared, revised and finalized definitive share subscription agreements and shareholders agreements over the course of the negotiations.

On May 11, 2007, SMC’s and SAM’s boards of directors met and approved the proposed transaction.  The share subscription agreements were signed and exchanged on May 12, 2007.

On May 22, 2007, Messrs. Cherian and Kanuga had a conference call with Samta Jain & Associates and Step Two Advisors, during which the participants discussed the terms of a potential option for Millennium to invest the remainder of its capital in the SMC Group (after the completion of the proposed transaction), by subscribing to Global Depository Receipts (GDRs) without voting rights. Step Two Advisors contacted the management of the SMC Group about the proposal and on June 4, 2007, Messrs. Cherian and Kanuga flew to New Delhi once more.

On May 29, 2007, Messrs. Subhash Chand Aggawal and Mahesh Chand Gupta agreed to extend Millennium an option exercisable within one month of  the closing of its proposed transaction, to subscribe to such number GDRs as would entitle it to acquire, at the same valuation, up to an additional six percent interest in the SMC Group.  The corresponding option agreement between the parties was signed on May 30, 2007.

Recommendation of the Board of Directors; Reasons for Recommending Approval of the Share Purchase and Option Proposals

Our board of directors has unanimously determined that the share purchase transactions and the option agreements are fair to and in the best interests of Millennium and its stockholders.  In making this determination, our board considered the factors described below.

On August 6, 2007, our board of directors met to deliberate about the contemplated transactions.  At that meeting, the board resolved to recommend that the Millennium shareholders approve the share subscription agreements, which, among other things, provide for Millennium to acquire a 14.90% equity interest in each of SMC and SAM, and the option agreements providing us with the right to require SMC or SAM to begin regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs) to us representing up to an additional 6% of the equity share capital of such entity.

In reaching its determination, the board of directors consulted with and received the advice of its independent financial and legal advisors, carefully considered the prospects of the SMC Group, including the uncertainties and risks facing it, and considered the interests of Millennium stockholders.  It took into account the valuation analysis of the SMC Group that had been performed by Grant Thornton (described in “- Valuation Analysis” below) and which had supplemented the board’s own valuation analysis, conducted at the time of the negotiations involving the share subscription agreements.

The board did not retain an independent financial advisor for the purpose of determining whether the terms of the transactions were fair to Millennium’s non-affiliated stockholders.  Given the arm’s-length nature of the negotiations between Millennium and the SMC Group, the absence of any prior contacts or relationships between Millennium’s officers and directors on the one hand and the SMC Group and its affiliates on the other hand, the absence of special consideration to be received by our directors in case the transactions are approved, the board’s own extensive experience in the area of financial analysis, as well as the results of the Grant Thornton analysis, our board of directors believed that its members had the skill, experience and facts at their disposal to properly evaluate, and make an informed decision regarding, the transactions.  In the prospectus relating to our IPO, we stated our intention to focus our pursuit of a business combination on targets in selected industries in India, including the financial industry, and in areas where our management has significant expertise. We believe that the share purchase transactions and option agreements meet these investment objectives particularly in a business combination with favorable valuations and significant growth potential.  The interests of our non-affiliated stockholders are protected by means of their ability to vote on the transactions, in which only the votes of holders of our publicly-listed shares will be counted in determining whether the requisite majority of shares is voted in favor of the transactions.  For disclosure regarding interests of Millennium’s executive officers and board members which may be different from, or in addition to, your interests as a stockholder, please see “- Interests of Certain Persons in the Transactions” below.

In determining that entering into the share subscription agreements and the option agreements was advisable and in the best interest of our stockholders and in recommending the approval of those agreements and the transactions contemplated by them, including the purchase of a 14.90% equity interest in the SMC Group and the GDR option, our board of directors considered a number of factors.  The material factors are summarized below.

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Historical Financial Growth and Potential for Future Growth:  After a careful review and consideration of the financial history of the SMC Group and the plans for the Group conveyed to our executive officers during their visits to New Delhi, our board believes that the SMC Group’s historical financial growth and potential for future growth makes it a solid investment.  Between 2004-05 and 2006-07, the SMC Group enjoyed a 174% increase in revenues and a 314% increase in net income.  The SMC Group has aggressive growth plans for each of its business units in order to make each unit a viable and independently sustainable business.  As evidence of the growth potential, the board also considered the recent history of the SMC Group’s competitor firms, including Indiabulls, India Infoline and Geojit Financial Services.

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Pan-India retail footprint:  With six regional offices and a network of more than 6,000 independent financial advisors in approximately 225 offices and 925 cities, the SMC Group’s retail distribution system spans across India, covering urban, suburban and densely-populated rural areas of the country and offering a large, untapped customer base.

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Diversified service offerings:  The SMC Group offers a diversified range of financial services to currently over 250,000 investors, is expanding its existing product offerings, particularly online trading, and is planning to offer new products, including portfolio management and margin funding.  In providing this range of services, the SMC Group meets the demands of an ever-increasing part of the population that prefers to deal with only one financial advisor rather than having relationships with multiple specialists.  Diversified product offerings also provide the SMC Group with significant cross-selling opportunities and reduce its exposure to market downturns in any particular industry sector.

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Advanced infrastructure:  SMC has linked its branches through extended C Band and VSat technology, which allows instantaneous and secure data transfer among SMC’s branches and between its network and the exchanges.

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Highly experienced team of promoters and management:  The promoters of the SMC Group, Messrs. Aggarwal and Gupta, each have over 20 years of experience in the financial services industry.  Their success is demonstrated by their ability significantly to expand the group’s operations without incurring any long-term debt as well as by operating and developing profitable business opportunities through both the start-up of new offices and the integration and management of its existing offices.  The SMC Group’s management team consists of Mr. D.K. Aggarwal with 20 years of experience and Messrs. Ajay Garg, Rakesh Gupta and Anurag Bansal, each with 8 years of experience.

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Expansion of business with major institutions, banks and corporations:  The SMC Group is currently entering into client relationships with multi-billion dollar national banks, asset management companies and large corporations to provide brokerage and trading-related services to such institutions and hundreds of thousands of their customers and employees. As India’s capital markets grow, institutions like asset management companies are establishing a wide range of new products and services, in turn attracting new investors. An  increase in these institutions’ assets under management is accompanied by an increased demand for the type of brokerage transactions offered by the SMC Group.

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Active pursuit of acquisition opportunities:  The SMC Group is actively searching for acquisition targets to accelerate its growth and capturing of market share and has identified several specific opportunities.

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National brand-building:  The SMC Group has begun in the current fiscal year to promote its brands on a national level, including on CNBC and print media, such as The Economic Times, and by conducting workshops for investor education.

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International expansion:  The SMC Group is expanding internationally.  It has recently opened its first overseas office in Dubai.  It plans on further expanding internationally to service the financial needs of overseas-based Indian nationals, by establishing a presence in London, Singapore, Hong Kong and New York by 2009-10.

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Terms of the share subscription and shareholders agreements, including the right to designate one member to the SMC Group’s board of directors and the right of approval over a number of specified matters relating to the governance of the SMC Group and the course of conduct of its business.  See “--Effects of the Transactions” and “Share Subscription Agreements, Option Agreements and  Shareholders Agreements” for a more detailed description of these rights.

•	Pricing of the transactions, which was based on valuations conducted by our board and by Grant Thornton LLP, as further described in “-Valuation Analysis” below.

In addition, our board of directors considered the following factors weighing against the recommendations in this proxy statement:

•	The potential for a sustained decline in world-wide financial markets resulting in decreased investment in financial products that could negatively impact financial services intermediaries.

•	Political uncertainty in Pakistan, which could have a negative impact on the surrounding region and in an extreme case result in hostilities between India and Pakistan.

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The potential for a decline in value of the U.S. dollar vis-à-vis the Indian rupee, which would make the transactions relatively more expensive since the purchase price agreed upon for the SMC Group is denominated in rupees.

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The fact that Millennium’s right to designate a member of the SMC Group’s board of directors and right of approval over certain corporate matters of the Group expires within a time period further described in “-Effects of the Transactions” below.  After this time period, Millennium would essentially become a passive investor.

•	The fact that Indian regulations made Millennium acquiring a significant equity position in the SMC Group impracticable.

•	The reasonable likelihood that, as a result of the transaction, Millennium would become subject to the Investment Company Act of 1940 and the resulting additional layer of regulation.

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The risk that a considerable number of Millennium’s public stockholders may vote against the transactions and elect to convert their shares for cash upon consummation of the transactions, thereby substantially depleting the amount of cash available to us following the transactions.

Experience of our Board of Directors

Our board of directors is highly experienced in financial matters and particularly the valuation of companies and performance of the requisite due diligence to arrive at such valuations.

Our President and Chief Executive Officer, F. Jacob Cherian, has over 16 years of experience in the financial services industry with companies such as Computer Sciences Corporation (CSC), KPMG LLP / KPMG Consulting and JP Morgan & Co. He has led or co-led numerous global multimillion dollar business transactions in business restructuring, turnaround, growth, cost reduction and off-shoring strategies, which has helped him gain valuable experience in the principles of business valuation.  He has effectively evaluated undervalued assets and business divisions, significantly increased revenues to clients and optimized business performance through business transformation, restructuring, innovation of growth strategies, cost reduction and corporate governance.  For the last ten years, Mr. Cherian has been an Adjunct Professor of International Finance at St. John’s University, Tobin College of Business, New York.

Our Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Suhel Kanuga, is a principal of CSC’s financial services division in New York and has previously worked for KPMG LLP and U.S. West.  In  his current and prior positions, Mr. Kanuga has been responsible for identifying and building business value, and restructuring and transforming businesses by successfully implementing strategic growth initiatives, cost reduction and risk management.  Mr. Kanuga has significant international management experience, having led transactions with businesses across the U.S., Europe and Asia to restructure and focus on more profitable business segments.  He has expertise in, and advises senior corporate executives on complex business topics, including derivatives, capital allocation, asset-liability management, international expansion, merger integration, financial regulation, corporate governance, and business restructuring.

Kishore Mirchandani, our chairman, is, and since January 2001 has been, the Founder and President of Outsource Partners International Inc. (OPI), a global specialty firm that focuses on providing high value finance, accounting and tax outsourcing services to businesses organizations across the world, and the Chief Executive Officer of its Indian affiliate, Business Process Outsourcing Ltd. Since 2003, Mr. Mirchandani has also served as a board member of Medusind Ltd., an Indian outsourcer of healthcare services. Prior to joining OPI, he was the founding partner of MLZ Partners LLP, a public accounting firm in New York City which was subsequently sold to Russell Bedford Stephano Mirchandani LLP in May 2002. He was also a partner with a regional accounting firm in New Jersey from 1996 to 1998. From 1977 to 1986, Mr. Mirchandani was chief operating and financial officer of St. Michel Sportswear Ltd., a large multinational distribution company in New York and was directly involved in the growth of the company from $5 million in revenues in 1978 to $50 million in revenues in 1986. Mr. Mirchandani is also an industry expert in outsourcing and offshoring.  Mr. Mirchandani qualified as a Chartered Accountant in 1976 through his training at Deloitte & Touche, London, UK, for a period of 3 years. He is also a Fellow of the Institute of Chartered Accountants of England & Wales and has been licensed as a CPA in New York since 1983.

Sarat Sethi is a Portfolio Manager/Equity Analyst with, and a principal of, Douglas C. Lane & Associates, Inc.  Prior to joining Douglas C. Lane & Associates in January 1999, Mr. Sethi worked for JP Morgan in its Mergers & Acquisition/Corporate Finance area and was involved in numerous domestic and cross-border transactions. Mr. Sethi became a principal of the firm in 2001. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Lawrence Burstein is the president and a principal stockholder of Unity Venture Capital Associates Ltd., a private investment company that he founded in March 1996.  For approximately ten years prior to 1996, Mr. Burstein was the president, a director and a principal stockholder of Trinity Capital Corporation, a private investment company.  Mr. Burstein is also Chairman of American Telecom Services, Inc., an American Stock Exchange-listed offeror of broadband and prepaid long distance communications services; a director of THQ, Inc., a Nasdaq National Market-listed developer and publisher of interactive entertainment software for the major hardware platforms in the home video industry; CAS Medical Systems, Inc., an OTC Bulletin Board-listed company which manufactures and markets blood pressure monitors and other disposable products principally for the neonatal market; I.D. Systems, Inc., a Nasdaq Capital Market-listed company, which designs, develops and produces a wireless monitoring and tracking system; and Traffix, Inc., a Nasdaq National Market-listed marketing company that develops and operates internet-based marketing programs as well as direct marketing programs.

Gul Asrani is the Chairman of Kaymo Industries Group, which pioneered the manufacture of fasteners in India in 1959.  Mr. Asrani was instrumental in leading Kaymo Industries to become one of India’s fastest growing companies in its sector, negotiating multiple acquisitions and forging alliances with major foreign companies in the US, Europe and in Asia.  Under Mr. Asrani’s leadership, Kaymo has diversified into new lines of business including the importation of luxury goods from Europe and furniture from the Far East.

C.P. Krishnan Nair is the founder and chairman of the Leela Hotel Group, one of the largest conglomerates in the Indian hospitality industry, which owns and operates 5-star hotels in Mumbai and Bangalore as well as 5-star beach resorts in Goa and Kovalem.  He has pioneered Leela Group’s foray into new areas such as infrastructure development, particularly by leading the development of a state-of-the-art airport in Kerala which will have the ability to handle any kind of aircraft (including the world’s largest aircraft, the new Airbus A-380).  Prior to founding the Leela Group, which he has chaired since 1986, Captain Nair was a successful businessman in the garment industry and owned a garment export house.

Valuation Analysis

According to the underwriting agreement we entered into in connection with our initial public offering, our initial target business must have a fair market value equal to at least 80% of our net assets at the time of the business combination.  The fair market value of the equity interest we propose to acquire in the SMC Group was calculated by our board during our negotiations with the Group at approximately $40.57 million, or 96% of our net assets as of September 30, 2007.  A subsequent valuation analysis by Grant Thornton determined the valuation of the 14.90% ownership interest to be approximately $83.14 million, or 197% of our net assets as of September 30, 2007.   The trading multiples of Indian peer companies climbed significantly during the latter half of May 2007, when Grant Thornton conducted its valuation analysis.  This was a result of increasing market interest in the financial services sector and positive full year earnings announcements by Indian companies, which have a March 31, 2007 fiscal year end.

In general, the valuation of the SMC Group involved the comparison of the SMC Group with peer companies in India.  Initially, based on an overview of the activities, select financial metrics and business model of SMC and SAM, Millennium determined a preliminary valuation band for SMC and SAM, after taking into account trading multiples of comparable listed companies in India.  From the information received in detailed meetings and discussions that took place between Millennium and representatives of SMC and SAM starting April 26, 2007, the valuation was further refined taking into account the business model and scale of operations of SMC and SAM, as well as market trading and recent transaction multiples.  At the time our board performed its valuation analysis in late April and early May 2007, the stock of listed peer companies was trading at levels of 18 - 22 times the companies’ earnings in fiscal year 2007.  The purchase price offered by Millennium was based on a valuation at the middle of that range –  which valued the Group at 19.64 times its fiscal year 2007 earnings of INR 560 million.  The “post-money,” or post-transaction, valuation was therefore approximately INR 11 billion, or approximately $272. 3 million, which corresponds to a valuation of  $40.57 million for the 14.90% ownership interest to be acquired by us.

In May 2007, we asked Grant Thornton LLP to supplement our board’s valuation analysis using the valuation methodologies described further below. Prior to being engaged to provide valuation services in connection with the current transaction, Grant Thornton had provided services to us with respect to the potential acquisition of another financial services company that we had pursued in March and April 2007.  In that connection, Grant Thornton had already prepared a valuation analysis involving the financial services industry.  In May 2007, Millennium asked Grant Thornton to update that analysis, taking into account the projections and business model of the SMC Group and updated market data. We had selected Grant Thornton because it provides, among other services, a broad range of financial and business advisory services, including transaction-related valuations.  The following is a summary of the Grant Thornton analysis and the methodology that Grant Thornton used in its analysis and is included only for informational purposes and to comply with applicable SEC disclosure requirements.

For purposes of its analysis, Grant Thornton reviewed and analyzed presentations containing business overviews of the SMC Group, financial projections, publicly-available data on recent transaction in the financial sector in India and publicly-available trading multiples of listed peer companies in India.  In addition, Grant Thornton had discussions with our management concerning the business, operations, assets, financial condition and prospects of the SMC Group and undertook such other studies, analyses and investigations as Grant Thornton deemed appropriate.  Grant Thornton did not make or obtain any evaluation or appraisal of SMC’s, SAM’s or our assets and liabilities, contingent or otherwise, in its analysis.

Any estimates contained in the analysis were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth in the analysis. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.  Grant Thornton did not recommend any specific amount of consideration for the share purchase transactions to our board.

Key components of the valuation analysis were a discounted cash flow analysis, an analysis of market multiples of similar companies in India (selected comparable companies analysis), and an analysis of recent comparable transaction multiples involving similar companies in India.  In particular:

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A discounted cash flow analysis (DCF) estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure.  Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.  Unlevered free cash flow does not assume any financing, including the financing of the contemplated transaction.

While a DCF analysis is the most scientific of the methodologies used, it is dependent on projections and numerous industry-specific and macroeconomic factors.

A standard DCF analysis was used to determine the value of the SMC Group’s equity on the basis of its financial results and projected estimates of revenue and net profit for the next three years.  Key inputs used in the DCF analysis were the SMC Group’s revenue and net profit projections for the next three fiscal years and the cost of equity for the SMC Group (using standard market data).  The key assumptions used in the Group’s revenue and net profit projections were (a) an increase in the number of branches to 1,050 by March 2008, 1,200 by March 2009 and 1,600 by March 2010, (b) an annual GDP growth in India of 8%, (c) the absence of any adverse change in the Indian financial markets and (d) the expansion of the Group’s business into new geographic markets beginning with Dubai in 2007, and including New York, London, Singapore and Hong Kong by 2009/2010.

Cost of equity of 16.91% was determined by taking into account Indian market return as of March 31, 2007 of 15.92% and a “risk free” rate of 8%, yielding an equity risk premium of 7.92%.   A beta of 1.13 was derived from Bloomberg Capitaline based on averaging the four listed peer companies Indiabulls, Geojit Financial Services, India Infoline and IL&FS Investsmart (see the following paragraph).   A beta of 1.13 means that for every 1% change in the return on the market, the return on the average of the four peer stock would change 1.13%.  Based on the DCF analysis, the Group was valued at $369 million.

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A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to the SMC Group with respect to business and revenue model, operating sector, size and target customer base.

The analysis of market trading multiples involved averaging the trading multiples of four listed financial services companies in India: Indiabulls, India Infoline, IL&FS Investsmart, and Geojit Financial Services.  In arriving at the average, Grant Thornton applied different weightings to each company in accordance with its respective size.  In addition, India Infoline and Geojit Financial Services were accorded substantially more weight than the other companies because, in the case of India Infoline, its high degree of comparability to the SMC Group, and, in the case of Geojit Financial Services, it had the most recent publicly-available financial information.  The following table shows market capitalization for each of the four peer companies as of March 31, 2007:

($in million)	Indiabulls	India Infoline	IL&FS Investment	Geojit
Market Capitalization	1,673	363	270	127

Estimated multiples for the fiscal year 2008 were determined on the basis of a “cost of equity” discount rate.  “Cost of equity” was determined by taking into account Indian market return as of March 31, 2007 of 15.92% and a “risk free” rate of 8%, which yielded an equity risk premium of 7.92%.  A beta of 1.13 was derived from Bloomberg Capitaline based on averaging the four peer companies.  Adjusted cost of equity was 17.76%, after performing customary adjustments such as for illiquidity.  Based on that analysis, the value of the SMC Group on a PAT and EBITDA basis was $492 million and $422 million, respectively. Based only on trading multiples of India Infoline, the most comparable company, the implied value of the SMC Group on these bases was $491 million and $397 million, respectively.  This range was significantly higher than the $272.3 million calculated by the board during the negotiations with the SMC Group.  The trading multiples of Indian peer companies climbed significantly during the latter half of May 2007, when Grant Thornton conducted its updated valuation analysis.  This was a result of increasing market interest in the financial services sector and positive full year earnings announcements by Indian companies, which have a March 31, 2007 fiscal year end.

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A comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving target companies that are in industries related to that of the SMC Group. The comparable transaction analysis generally provides the widest range of  value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be “material” for the acquirer.  As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

The analysis of transaction multiples involved averaging the transaction multiples from private equity transactions involving Motilal Oswal, Indiabulls, Peninsular, Fortune Financials, and Geojit Financial Services between April 2006 and June 2007.  Because of the recent nature of the transaction involving Geojit Financial Services, that transaction was accorded substantially more weight than the other four transactions.  The five transactions ranged in value from $9 million (Peninsular) to $1.6 billion (Indiabulls), with PAT multiples ranging from 14.1 (Fortune Financials) to 31.2 (Geojit) and EBITDA multiples available for only two companies (Indiabulls at 11.2 and Geojit at 17.8).  The analysis was primarily based on publicly available, actual financial information.  Based on that analysis, the value of the SMC Group on a PAT and EBITDA basis was $581 million and $567 million, respectively.  (Based only on deal multiples of Geojit, the most recent transaction at the time, the implied value of the SMC Group on these bases was $804 million and $696 million, respectively.)

           While all three valuation methodologies are relevant in their own way and provide useful information, financial valuation analyses typically use a weighted average approach to combine the results of the different methodologies.  In this case, since deal multiples from the comparable transaction analysis are most relevant (they provide the best indication of what other funds are paying for deals in this sector in India at this point in time), a 50%  weight was allocated to the comparable transaction results.  Furthermore, trading multiples from the selected comparable company analysis are important because they provide a view of how the market views deals involving companies with similar business and revenue models, in similar operating sectors, and having a similar size and target customer base - resulting in a weight of 30% accorded to this methodology.  The discounted cash flow method therefore received a 20% weighting.   On a weighted average basis, the value of the SMC Group was $558 million.  The Grant Thornton analysis was subsequently presented to our board of directors.

For its valuation work, Grant Thornton has received $2,300 from us in addition to approximately $8,500 for due diligence work (on which another approximately $9,090 is still outstanding) performed for us on another potential transaction.  Grant Thornton’s liability is limited to the fees it received from us.  We did not agree to compensate Grant Thornton for any legal fees it may incur in connection with liabilities that may arise out of the preparation and rendering of the valuation analysis and did not agree to indemnify Grant Thornton for any such liabilities.  Grant Thornton does not own any beneficial interest in Millennium or the SMC Group and has provided no services to Millennium or the SMC Group other than those discussed in this section.

Effects of the Transactions

If both share subscription agreements are adopted and approved by our stockholders, the charter amendment and warrant proposals are approved by our stockholders and the other conditions to the closing of the share purchase transactions are either satisfied or waived, we will obtain a 14.90% equity interest in the SMC Group.  If the option proposals are adopted and approved by our stockholders, with no stockholders exercising their conversion rights, we exercise our options under the option agreements in full within the required time period and all necessary conditions to the issuance of GDRs to us are met, we will own GDRs of the SMC Group representing approximately 3.70% of the equity share capital of the Group.  If the maximum number of stockholders exercise their conversion rights, we would not be able to purchase any GDRs, which would mean that our total ownership interest in the SMC Group would remain at 14.90%.

Rights under the Shareholders Agreements

The shareholders agreements would provide us with several rights after the closing of the transaction, among them:

•	the right to designate one member to the SMC Group’s board of directors, as long as we or any of our affiliates hold at least 50% of our initial equity interest in the SMC Group;

•	the right of approval over a number of specified matters relating to the governance of the SMC Group and the course of conduct of its business, including:

a.	SMC’s entry into any new line of business or share purchase not in the ordinary course of business;

b.	any payment of dividends;

c.	any capital expenditures in excess of 25% of the SMC Group’s annual budget for such expenditures; and

d.	any merger, acquisition or consolidation involving the SMC Group, or involving any third party in the financial services industry exceeding INR 41.0 million; and

•
the right of approval over any new issuances of the SMC Group’s equity securities until the later of two years after the closing date for the proposed acquisition transaction or the date on which the SMC Group initially lists its shares on the BSE or NSE.

We are required by Indian law to hold our equity interest in the SMC Group for a period of one year following their acquisition.  Thereafter, if we elect to sell all or any portion of such shares, the proposed shareholders agreement will require us to first offer such shares to the principals of the SMC Group, who will have a thirty day right of first refusal to acquire such shares at our proposed sale price.  If that right is not exercised, we are free to sell our shares without any limitation at that sale price.  If the principals of the SMC Group sell all or a significant portion of their equity interests in the SMC Group, we have the right, under certain circumstances, to compel the purchaser to acquire a proportionate number of our shares of the SMC Group on the same terms.

The shareholders agreements expire on the earlier of (a) our failure to hold at least 50% of our initial equity interest in the SMC Group and (b) the later of the listing of SMC Group shares on the BSE or the NSE and May 12, 2011.

Regulation under the Investment Company Act of 1940

Because we will be deemed to be an investment company under the Investment Company Act of 1940 (the 1940 Act) upon acquiring stock in SMC and SAM with an aggregate value exceeding 40% of our total assets (exclusive of U.S. government securities and cash items), we expect to be registered under the 1940 Act as a closed-end, non-diversified “investment company” (also referred to as a “fund”) at the time of the special meeting.  For further information on what our registration as an investment company entails, please see “Regulation of Millennium as an Investment Company.”

Interests of Certain Persons in the Transactions

When you consider our board of directors’ recommendation to approve the share purchase and option proposals, you should keep in mind that Millennium’s executive officers and members of Millennium’s board have interests in the transactions that are different from, or in addition to, your interests as a stockholder.  These interests may have influenced our directors’ motivation in recommending that Millennium shareholders approve the proposals. These interests are as follows:

●
If the transaction is not approved, and Millennium is unable to enter into an agreement, agreement in principle or letter of intent with another target business by January 20, 2008, Millennium will be required to liquidate.  In that event, the 1,812,500 shares of common stock that were acquired by our initial stockholders, including Millennium’s officers and directors and their affiliates, prior to our IPO for an aggregate purchase price of $18,125 will be worthless because those stockholders are not entitled to receive any liquidation proceeds with respect to those shares.   Such shares had an aggregate market value of $         based on the last sale price of $             on the American Stock Exchange on              , 2007, the record date for the special meeting.   Assuming that the share price at the date of the closing of the transaction is identical to the share price on the record date, our initial stockholders, including Millennium’s officers and directors and their affiliates, will have gained an aggregate of $         , or $      per share, based on their initial purchase price of $0.01 per share.

●
In addition to the shares they purchased prior to the initial public offering, as of the record date Millennium’s directors, officers and persons or entities affiliated or associated with them purchased 2,250,000 warrants for an aggregate purchase price of $2,250,000 (or $1.00 per warrant), pursuant to agreements between them and Ladenburg Thalmann & Co. entered into in connection with our IPO.  These 2,250,000 warrants had an aggregate market value of $            based upon the last sale price of $          on the American Stock Exchange on              , 2007, the record date.  The holders of these warrants are not entitled to receive liquidation proceeds with respect to the shares of common stock underlying such warrants.

●
As described in “- Liquidation if No Business Combination” below, in the event of a liquidation, our cash may be insufficient to cover debts to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. Our chief executive officer and chief financial officer have personally agreed, pursuant to letter agreement with us and the representative in our initial public offering, that if we liquidate prior to the consummation of a business combination, they will be personally liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds from the trust account. We cannot assure you, however, that our chief executive officer and chief financial officer will be able to satisfy those obligations.

As of the date of this proxy statement, none of our officers or directors have purchased any common stock or warrants since our initial public offering.

Estimated Fees and Expenses

As of September 30, 2007, Millennium had incurred expenses associated with the transactions, including the preparation and filing of the proxy statement, of $847,790, of which $59,800 had been paid.  This amount includes special audit and accounting fees, legal fees and an SEC filing fee of $1,243.  It is estimated that the total expenses that Millennium expects to incur in connection with the share purchase transactions will amount to $1.9 million. Among the expenses that have not yet been completely incurred are payments of $500,000 and $350,000 estimated to be made to Ladenburg Thalmann  & Co. and the Maxim Group, respectively, in connection with additional road shows and investor presentations.

In addition, upon consummation of the share purchase transactions, Millennium expects to pay the underwriters in its initial public offering a deferred underwriting discount equal to $725,000 and the representative of the underwriters a deferred non-accountable expense allowance of $832,500.

Accounting Treatment of the Transactions

Millennium will be an investment company upon consummation of the transactions.  As an investment company, Millennium will value its investments in securities at fair value. Millennium expects to determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.  Our investment in the SMC Group, an entity for which there is currently no liquid public market, will be valued at fair value based on the enterprise value of the SMC Group, which will be determined using various factors, including cash flow from operations of the SMC Group, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers, if any, to purchase the SMC Group, recent transactions involving the purchase or sale of the company’s equity securities, liquidation events, or other events. The determined equity values will generally be discounted when the company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors. Millennium will record unrealized depreciation on investments associated with currency fluctuations and when it believes that an investment has become impaired, including where the realization of an equity security is doubtful, or when the enterprise value of the SMC Group does not currently support the cost of Millennium’s equity investment. Enterprise value means the entire value of SMC Group to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. Millennium will record unrealized appreciation associated with currency fluctuations and investments when it believes that the SMC Group has appreciated in value and/or Millennium’s equity security has also appreciated in value.

Finders

In October 2006, our chief executive officer, Mr. F. Jacob Cherian, and our chief financial officer, Mr. Suhel Kanuga, approached Mr. Raj Agarwal of Two Step Advisors, an Indian boutique investment banking and deal advisory firm, to ask for assistance in locating potential target companies for Millennium.  In order to widen the search, Mr. Agarwal requested the assistance of another advisor, Mr. Raju Jain, of Samta Jain & Associates, with whom Mr. Agarwal had previously worked on transactions.  Both Messrs. Agarwal and Jain have since assisted Millennium in the search for a potential target company and, in connection with the SMC/SAM transaction, have advised Millennium during the negotiation process, including in connection with extending the deadline for the share purchase transactions to December 27, 2007.

In return for these services, Samta Jain & Associates and Step Two Advisors have received an aggregate of 450,000 shares of our common stock as finders’ fees, of which Samta Jain has received 250,000 and Step Two Advisors has received 200,000 shares.  The finders have agreed to hold the shares subject to a lock-up and not to sell them within one year of the closing of the share purchase transactions.   In addition, each of Samta Jain & Associates and Step Two Advisors  has (i) agreed, in connection with the proposals to which this proxy statement relates, to vote its shares in accordance with the majority of the shares of common stock voted by the public stockholders who did not own shares immediately prior to our public offering, including purchases in our private placement; and (ii) waived its right to participate in the distribution of the trust proceeds upon liquidation, as described in “- Liquidation if no Business Combination.”

Neither Samta Jain & Associates nor Step Two Advisors received any fees or other consideration in excess of the 450,000 shares of common stock, except for the reimbursement of expenses incurred in connection with their services provided to us.

Conversion Rights

Pursuant to Millennium’s certificate of incorporation, a holder of publicly-listed shares may, if he, she or it affirmatively votes against the transactions, demand that Millennium convert those shares into cash payable from the proceeds held in the trust account, which consists of funds received from the proceeds of our initial public offering, net of expenses and fees related to the offering, and $2,250,000 received from the private placement of warrants.  As of September 30, 2007, the maximum amount of funds held in trust which may be converted is $11,486,285, which assumes that stockholders owning no more than 19.99% of the outstanding common stock exercise their conversion rights.

For a detailed description of the procedure to follow in exercising your conversion rights, please see “The Special Meeting - Procedure for Exercising Conversion Rights.”

Liquidation if no Business Combination

From the consummation of our initial public offering on July 25, 2006 through September 30, 2007, we used approximately $1,252,000 in cash available outside of the trust for our operations.  This amount was comprised of $50,000 transferred to cash outside of the trust at the closing of our IPO and of permitted transfers from the trust of interest earned on trust investments to cover working capital.  At September 30, 2007, we had cash outside of the trust of approximately $637,000.

If we are unable to obtain SEC exemptive relief and shareholder approval of the share purchase proposals by January 20, 2008 and have not entered into an agreement, agreement in principle or letter of intent with another target business by that date, our board of directors will, prior to such date, convene, adopt and recommend to our stockholders a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan.

Upon dissolution, we will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust account, net of taxes payable. We anticipate instructing the trustee of the trust account to begin liquidating such assets promptly after that date.  Stockholders who held shares of our common stock immediately prior to the initial public offering, including purchasers in our private placement, have waived their rights to participate in any liquidation distribution with respect to those shares of common stock owned by them prior to the initial public offering (they will participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following the initial public offering). There will be no distribution from the trust account with respect to our previous stockholders’ warrants which will expire worthless. We will pay the costs of liquidation from our working capital of up to $2,025,000 held outside of the trust account. If those funds are insufficient, our chief executive officer and chief financial officer have agreed pursuant to letter agreements with the underwriters to pay any additional funds necessary to complete such liquidation and to indemnify us from any third party claims against us that would reduce the amount of funds held in trust.

The proceeds deposited in the trust account could become subject to the claims of our creditors, which would be senior to the claims of our stockholders.  We have not sought any waivers of claims from our vendors and creditors.  As of September 30, 2007 our obligations to vendors and creditors was $1,556,864, net of $1,557,500 of deferred underwriting fees and expenses and net of $165,993 payable for income taxes.  Underwriting fees and income tax obligations are payable from the trust fund.

Since our obligations to vendors and creditors as of September 30, 2007 exceeds our cash available outside of the trust of approximately $637,000, we have no funds remaining outside of the trust that could be used to search for a new business combination target.

If we close the share purchase transactions, the difference between the outstanding obligations to vendors and creditors and the cash available outside of the trust will be covered by the proceeds released from the trust at closing.  Although we do not currently have plans for additional financing, in the event that we do not close the share purchase transactions, we will be forced to obtain additional financing, either from our initial stockholders or from third parties, if we want to pursue a new business combination transaction.   If we are unable to obtain additional financing, we will be forced to liquidate.  In the event of a liquidation, the actual per-share liquidation price could be less than $7.93, the redemption value at September 30, 2007 (including interest earned on the trust account).  Our chief executive officer and chief financial officer have personally agreed, pursuant to letter agreement with us and the representative in our initial public offering, that if we liquidate prior to the consummation of a business combination, they will be personally liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds from the trust account. We cannot assure you, however, that our chief executive officer and chief financial officer will be able to satisfy those obligations.

Our public stockholders will be entitled to receive funds from the trust account only in the event of our liquidation or if they seek to convert their respective shares into cash upon a business combination which the stockholder voted against and which is completed by us.  In no other circumstances will a stockholder have any right or interest of any kind to or in the trust account.

Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Because we will not be complying with Section 280, we will seek stockholder approval to comply with Section 281(b) of the Delaware General Corporation Law, requiring us to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors and service providers (such as accountants, lawyers, investment bankers, etc.) and potential target businesses.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least $7.93 per share, the redemption value at September 30, 2007 (including interest earned on the trust account through that date).

We currently believe that any plan of dissolution and liquidation subsequent to the expiration of the January 20, 2008 deadline would proceed in approximately the following manner:

•	our board will, prior to such date, convene, adopt and recommend to our stockholders a plan of dissolution and distribution;

•	upon such deadline, we would file our preliminary proxy statement with the SEC, seeking stockholder approval for the plan;

•
if the SEC does not review the preliminary proxy statement, then, 10 days following the passing of the deadline, we will deliver the proxy statements to our stockholders, and 30 days following the passing of such deadline, we will convene a meeting of our stockholders, at which they will either approve or reject our plan of dissolution and liquidation; and

•
if the SEC does review the preliminary proxy statement, we currently estimate that we will receive its comments 30 days following the passing of such deadline. We will deliver the proxy statements to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders at which they will either approve or reject our plan of dissolution and liquidation.

In the event we seek stockholder approval for a plan of dissolution and liquidation and do not obtain such approval, we will nonetheless continue to pursue stockholder approval for our dissolution.  The funds held in our trust account may not be distributed except upon our dissolution and, unless and until such approval is obtained from our stockholders, the funds held in our trust account will not be released.   Consequently, holders of a majority of our outstanding stock must approve our dissolution in order to receive the funds held in our trust account and the funds will not be available for any other corporate purpose.  Because the release of our funds from the trust account requires stockholder approval, any liquidation and dissolution, which would be executed pursuant to Delaware law, may result in substantial delays in the distribution of such funds.

Appraisal Rights

Millennium stockholders do not have appraisal rights in connection with the share purchase transactions or subscription of GDRs under the Delaware General Corporation Law.  Accordingly, the sole recourse for stockholders opposed to the transactions is to vote against the transactions and exercise their conversion right.

REGULATION OF MILLENNIUM AS AN INVESTMENT COMPANY

Because we will be deemed to be an investment company under the Investment Company Act of 1940 (the 1940 Act) upon acquiring stock in SMC and SAM with an aggregate value exceeding 40% of our total assets (exclusive of U.S. government securities and cash items), we expect to be registered under the 1940 Act as a closed-end, non-diversified “investment company” (also referred to as a “fund”) at the time of the special meeting.

Upon registration, we will be subject to the 1940 Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.  Furthermore, we have submitted an informal application requesting an exemption from the provisions of Section 12(d)(3) of the 1940 Act from the SEC.  Section 12(d)(3) prohibits an investment company from investing in issuers that engage in securities-related activities, which include activities as a broker, a dealer or an underwriter.  An exemption from the general prohibition permits an investment company to acquire any security of an issuer that derives more than 15 percent of its gross revenues from securities-related activities, if immediately after the acquisition, the investment company has not invested more than 5 percent of the value of its total assets in securities of that issuer and does not own more than 5 percent of the outstanding securities of that class of the issuer’s equity securities.  The SMC Group’s activities include securities brokerage, commodities brokerage, mutual fund distribution and insurance brokerage, among others, and the SMC Group derives more than 15 percent of its gross revenues from related securities activities.  Because of the foregoing and the fact that we intend to invest all or substantially all of our assets in the SMC Group, we will not be able to consummate the proposed transactions unless the SEC permits us to do so pursuant to an exemptive order, for which we have applied but which has not yet been approved.  There can be no assurance that the SEC will grant the requested relief.

Because Millennium is a blank check company formed on March 15, 2006 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India, aside from complying with the above stated purpose and Delaware general corporate law, we do not have investment restrictions that can be compared with the restrictions imposed on a closed-end registered investment company by the 1940 Act.  Among other things, the 1940 Act and the related rules impose restrictions on the nature of our investments, limit or prohibit transactions with affiliates, impose limitations on the issuance of debt and equity securities, generally prohibit the issuance of options, impose governance requirements for the board and officers, limit the extent of permissible borrowings and impose other restrictions on capital structure, require assets to be placed with an approved custodian, and place limitations on our ability to engage in future transactions such as mergers or buyouts, and to compensate key employees.  Although a closed-end mutual fund can be leveraged, it is permitted to issue senior securities only in limited circumstances.  A closed-end fund can have only one class of preferred stock and one class of debt securities in addition to common stock, both of which are subject to 1940 Act asset coverage requirements.  Millennium will be able to borrow up to 50% of the fund's value through a preferred share issuance or 33 1/3% through a debt issuance.  We will be required to have a board of directors comprised of at least 40% disinterested directors.  Among other responsibilities, our board of directors will hire fund officers,  review and approve various policies and transactions including, among others, procedures to value Millennium's assets, a code of ethics and various compliance procedures. The Board will also approve a custody agreement with a qualified custodian and hire auditors.  In addition, because Millennium will be an investment company, the principals of SMC Group will not be able to exercise their right of first refusal under the shareholders’ agreements, nor will Millennium be able to exercise its option to sell all of its SMC Group shares to the promoters.  Both transactions are prohibited by the 1940 Act because the parties are affiliates.

After registering as an investment company, Millennium will provide shareholder reports on a semi-annual basis pursuant to the 1940 Act and will no longer file quarterly reports on Form 10-Q.  We will undertake, however, to file or furnish unaudited financial statements of SMC and SAM on a quarterly basis.  Quarterly statements will be translated into U.S. GAAP without any auditor review.  This undertaking will apply only if more than 25% of our net assets consist of securities of SMC and SAM on any day during the 30 days prior to the date we receive the quarterly financial statements.  The shareholders agreements that we expect to enter into with SMC and SAM in connection with the transactions require each of SMC and SAM to furnish quarterly financial statements. This requirement will survive termination of the shareholders agreements until such time as we hold 7.451% or less of the issued and paid-up combined share capital of SMC and SAM.  In calculating this percentage, the share capital will be measured as of the date of the share purchase transactions.

We will also undertake to file promptly current reports on Form 8-K furnishing any material information, agreements, transactions or financial information furnished to us by SMC and SAM outside of the quarterly and annual financial statements.  This undertaking will  apply only if more than 25% of our net assets consist of securities of SMC and SAM on any day during the 30 days prior to the day we receive the material information.  The shareholders agreements require each of SMC and SAM to ensure that we are informed of any and all material occurrences on an ongoing basis. This requirement will survive termination of the shareholders agreements until such time as we hold 7.451% or less of the issued and paid-up combined share capital of SMC and SAM.  In calculating this percentage, the share capital will be measured as of the date of the share purchase transactions.

Although Millennium will be a registered investment company, it is not eligible to elect to be treated and qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code).  Therefore, Millennium will continue to be subject to federal income tax as a corporation.

Among other restrictions, with respect to our capital structure, the 1940 Act generally prohibits us from selling our common stock at a price below the then current net asset value of such stock.  A sale below net asset value is permitted with the consent of a majority of common stockholders.  The Millennium warrants that are currently outstanding will become exercisable following the completion of the proposed transactions.  Absent approval by a majority of common stockholders at the special meeting, we will not be able to issue common stock to the warrant holders upon exercise of the warrants if our common stock’s net asset value exceeds the $6.00 warrant exercise price.

We expect to determine net asset value at the end of each quarter. Net asset value is the value of all our assets, minus any liabilities, divided by the number of shares of outstanding common stock.  All or substantially all of our assets will be comprised of our investments in the equity shares of SCM and SAM, which are listed on the New Delhi stock exchange and Gauhati stock exchange, respectively, but are not traded.  Therefore, we will not be able to use market quotations to determine the value of such equity shares.  Instead, our board of directors will have to determine the fair value of SCM and SAM equity shares in good faith, based on a valuation procedures the board of directors expects to adopt.  There are no assurances that the equity shares of SCM and SAM will be traded on a stock exchange in the future, or that there will be other market quotations to determine the value of such equity shares.

THE SPECIAL MEETING

General

We are furnishing this proxy statement to Millennium’s stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting in lieu of the annual meeting of Millennium stockholders to be held on _____________, 2007, and at any adjournment or postponement of that meeting.  This proxy statement is first being furnished to our stockholders on or about ______________, 2007 in connection with the vote on the charter amendment proposal, share purchase proposals, option proposals, warrant proposal and director election proposal.  This document provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting of Millennium stockholders will be held at 10:00 a.m., Eastern Time, on __________, 2007, at the offices of Sonnenschein Nath & Rosenthal LLP (counsel), at 1221 Avenue of the Americas, 24th Floor, New York, New York 10020 to consider and vote on the charter amendment proposal, share purchase proposals, option proposals, warrant proposal and director election proposal.  A proposal to adjourn the meeting to a later date or dates may be presented, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, Millennium is not authorized to consummate the transactions.

Voting Power; Record Date

We have fixed the close of business on ______________, 2007, as the record date for determining Millennium stockholders entitled to notice of, and to attend and vote at, the special meeting or any adjournment or postponement thereof.

As of the close of business on December 3, 2007, 9,512,500 shares of our common stock were outstanding and entitled to vote.  Each share of our common stock is entitled to one vote per share at the special meeting.  Millennium warrants do not have voting rights.

Pursuant to agreements with us, the 1,812,500 shares of our common stock held by stockholders who purchased their shares of common stock prior to our IPO and the 450,000 shares we issued as finder’s fees will be voted on the share purchase and option proposals in accordance with the majority of the votes cast at the special meeting on such proposals by the holders of publicly-listed shares.  The vote of such shares will not effect the outcome of the vote on the proposal.

Purpose of the Special Meeting

At the special meeting, we are asking holders of Millennium common stock:

•
To consider and vote upon a proposal to amend Millennium’s certificate of incorporation to clarify that the business combination contemplated by the certificate of incorporation includes the purchase of a minority interest in an operating business.  We refer to this proposal as the “charter amendment proposal.”

•
To consider and vote upon a proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SMC and its Promoters, which, among other things, provides for the subscription of 1,314,054 equity shares of SMC constituting 14.90% of the total issued and paid-up equity share capital of SMC on a fully diluted basis for a fixed investment amount of INR 1,376,905,203 ($34,955,705 at an exchange rate of $1.00 = INR 39.39 as of December 3, 2007 ) – we refer to this proposal as the “SMC share purchase proposal.”

•
To consider and vote upon a proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SAM and its Promoters, which, among other things, provides for the subscription of 1,750,891 equity shares of SAM constituting 14.90% of the total issued and paid-up equity share capital of SAM on a fully diluted basis for a fixed investment amount of INR 262,090,874 ($6,653,741 at an exchange rate of $1.00 = INR 39.39 as of December 3, 2007) – we refer to this proposal as the “SAM share purchase proposal.”  The SMC share purchase proposal and SAM share purchase proposal are collectively called the “share purchase proposals.”  The transactions contemplated by the share purchase proposals are collectively called the “share purchase transactions.”  The share purchase transactions are conditioned upon the approval of the charter amendment proposal and the warrant proposal (defined below).

•
To consider and vote upon a proposal to approve the issuance of shares of Millennium common stock at below net asset value to registered holders of Millennium’s outstanding warrants and the holder of the UPO.  We refer to this proposal as the “warrant proposal.”

•
To consider and vote upon a proposal to approve the Letter Agreement, dated as of June 6, 2007, among Millennium, SMC and the Promoters of SMC, which grants Millennium an option, exercisable within 30 days of the closing date of the SMC share purchase transaction and subject to applicable law, to require SMC to begin regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs).  In that issuance, Millennium is entitled to subscribe to that number GDRs, as would provide it, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SMC in return for a payment of up to INR 554,458,471, or approximately $14,076,123 at the December 3, 2007 exchange rate.  We refer to this proposal as the “SMC option proposal” and the agreement as the “SMC option agreement.”

•
To consider and vote upon a proposal to approve the Letter Agreement, dated as of June 6, 2007, among Millennium, SAM and the Promoters of SAM, which grants Millennium an option, exercisable within 30 days of the closing date of the SAM share purchase transaction and subject to applicable law, to require SAM to begin regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs).  In that issuance, Millennium is entitled to subscribe to that number GDRs, as would provide it, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SAM, in return for a payment of up to INR 105,539,949, or approximately $2,679,359 at the December 3, 2007 exchange rate.  We refer to this proposal as the “SAM option proposal” and the agreement as the “SAM option agreement.”  The SMC option proposal and SAM option proposal are collectively also called the “option proposals” and the SMC option agreement and SAM option agreement are collectively called the “option agreements.”  The transactions contemplated by the share purchase proposals and the option proposals are collectively called the “transactions.”

•	To elect five (5) directors to Millennium’s board of directors, in each case, until their successors are elected and qualified. We refer to this proposal as the “director election proposal.”

•
To approve any motion to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve any of the proposals above.

•	To transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

Only holders of Millennium common stock at the close of business on ___________, 2007, the record date established for the special meeting, are entitled to notice of, and to vote at, the special meeting.  A complete list of stockholders entitled to vote at the special meeting will be available for examination at Millennium’s headquarters at 330 East 38th Street, Suite 40H, New York, NY 10016, after ___________, 2007, and at the special meeting.

Quorum and Vote Requirements

A quorum of Millennium stockholders is necessary to hold a valid meeting.  A quorum will be present at the Millennium special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy.  Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The votes required on each of the proposals are as follows:

•	The charter amendment proposal must be approved by the holders of a majority of the outstanding shares of Millennium common stock represented in person or by proxy and entitled to vote at the meeting.

•
Pursuant to Millennium’s certificate of incorporation, the approval of each of the SMC share purchase proposal, the SAM share purchase proposal, the SMC option proposal and the SAM option proposal will require the affirmative vote of the holders of a majority of the publicly-listed shares present in person or represented by proxy and entitled to vote at the special meeting.  As of December 3, 2007, there were 9,062,500 shares of Millennium common stock outstanding of which 7,250,000 were publicly-listed shares.  The transactions will not be consummated if the holders of 20% or more of the publicly-listed shares (1,450,000 shares or more) exercise their conversion rights.

•
The proposal to approve the issuance of shares at below net asset value to registered holders of our warrants and the holder of the UPO must be approved by a majority of the common stockholders of Millennium.

•
The election of directors requires a plurality vote of the shares of common stock present in person or represented by proxy and entitled to vote at the special meeting.  Plurality means that the individuals who receive the largest number of votes cast are elected as directors.  Consequently, any shares not voted for a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

•
The approval of an adjournment proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Millennium common stock represented in person or by proxy and entitled to vote at the meeting.

Millennium’s certificate of incorporation requires the favorable vote of holders of a majority of the publicly-listed shares present in person or represented by proxy and entitled to vote at the special meeting for the approval of each share purchase and option proposal.  Abstentions will have the same effect as a vote AGAINST a proposal.  Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the proposals.  If you do not give the broker voting instructions, under applicable self-regulatory organization rules, your broker may not vote your shares on the charter amendment proposal, share purchase proposals, option proposals, warrant proposal or director election proposal.  Please note that you cannot seek conversion of your shares unless you affirmatively vote against the share purchase and option proposals.  Individuals who fail to vote or who abstain from voting may not exercise their conversion rights.

Consummation of the share purchase transactions is conditioned on the approval of the charter amendment proposal and the warrant proposal.  It is, however, not conditioned upon approval of the option proposals or the outcome of the director election.

How You Can Vote Your Shares

Each share of Millennium common stock that you own entitles you to one vote.

There are two ways to vote your shares of Millennium common stock at the special meeting:

•
You can vote by signing and returning the enclosed proxy card.  If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card.  If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board “FOR” the charter amendment proposal, the share purchase proposals, the option proposals, the warrant proposal and the persons nominated by Millennium’s management for election as directors, and, if necessary, an adjournment proposal.  In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.  Votes received after a matter has been voted upon at the special meeting will not be counted.

•
You can attend the special meeting and vote in person.  We will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee.  That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Proxies may be solicited by mail, telephone or in person.  If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call F. Jacob Cherian, our president and chief executive officer, at _____________.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify F. Jacob Cherian, our president and chief executive officer, in writing before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before it is exercised at the special meeting.  You may also change your vote by submitting a later-dated proxy.

Procedure for Exercising Conversion Rights

Public stockholders who affirmatively vote against the share purchase and option proposals will be entitled to convert their stock into a pro rata share of the amount held in the trust account (including the amount held in the trust account representing the deferred portion of the underwriters’ fee and the representative’s non-accountable expense allowance) net of taxes payable, excluding up to $1,975,000 of interest earned on the monies in the trust account used by us as working capital, if the share purchase transaction is approved and completed.  However, voting against the business combination alone will not result in an election to exercise a stockholder’s conversion rights.  A stockholder must also affirmatively exercise those conversion rights at or prior to the time the share purchase and option proposals are voted on by the stockholders.

If a stockholder does not give the broker voting instructions for the proxy, under applicable self-regulatory organization rules, the broker may not vote such holder’s shares on the charter amendment proposal, share purchase proposals, option proposals, warrant proposal or director election proposal.  Individuals who fail to vote or who abstain from voting may not exercise their conversion rights.

If properly demanded, Millennium will convert each share into a pro rata portion of the trust account, calculated as of two business days prior to the closing date for the share purchase transactions.  As of September 30, 2007, this amounted to approximately $7.93 per share, or $0.07 less than the per-unit offering price of $8.00, including interest earned on the trust account.  There may be a disincentive for public stockholders to exercise their conversion rights due to the fact that the amount available to them is likely to be less than the purchase price paid for the unit in the offering.

If you exercise your conversion rights, you will be exchanging your shares of Millennium common stock for cash and will no longer own the shares.  You will be entitled to receive cash for these shares only if:

•	you properly demand conversion at any time after we mail this proxy statement to our stockholders and before you cast your vote on the proposals, as described below,

•	you affirmatively vote against both share purchase proposals and both option proposals,

•
the share purchase proposals and option proposals are approved by holders of a majority of our shares of publicly-listed common stock and no more than 19.99% of our publicly-listed common stock vote against the proposals and exercise their conversion rights, and the share purchase transactions are completed, and

•
you tender your stock certificate (either physically or electronically) to our transfer agent within the period specified in a notice you will receive from us within five (5) business days of the special meeting, which period will be not less than 20 days from the date of the notice.

In order to properly demand conversion, you must deliver a notice in writing addressed to our secretary notifying him of such demand.  If you  elect to send your notice by mail or express mail, you must do so in a manner that ensures arrival at Millennium India Acquisition Company Inc., 159 South Street, Manhasset Hills, NY 11040 at least two business days prior to the special meeting.  Alternatively, you may delivery your notice in person (or through your broker) at the special meeting.  Any request for conversion, once made, may be withdrawn at any time up to the date of the meeting.  Any stockholder who converts his, her or its stock into his, her or its share of the trust account still has the right to exercise the warrants that he, she or it received as part of the units.

It is anticipated that the funds to be distributed to stockholders entitled to convert their shares who elect conversion will be distributed within 30 days of completion of the share purchase transaction.

Proxy Solicitation

We are soliciting proxies on behalf of our board of directors.  This solicitation is being made by mail but also may be made by telephone or in person.  We may retain a proxy solicitor to assist us in soliciting proxies.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.  We will reimburse them for their reasonable expenses.

Millennium’s Initial Stockholders

As of December 3, 2007, Kishore Mirchandani, Millennium’s chairman, F. Jacob Cherian, Millennium’s chief executive officer, Suhel Kanuga, Millennium’s executive vice president, chief financial officer, treasurer and secretary, all of our directors and their affiliates, to whom we collectively refer as the initial stockholders, beneficially owned and were entitled to vote 1,375,197 shares or approximately 15.2% of the then outstanding shares of our common stock, which were issued to the initial stockholders prior to our IPO. None of these shares were purchased in the aftermarket and none of our insiders anticipate making purchases of our shares in the aftermarket prior to the consummation of the share purchase transactions.  In connection with the IPO, Millennium and Ladenburg Thalmann & Co., the representative of the underwriters of the IPO (Representative), entered into agreements with each of the initial stockholders pursuant to which each initial stockholder agreed to vote his pre-IPO shares on the share purchase and option proposals in accordance with the majority of the votes cast by the holders of publicly-listed shares.  Our initial stockholders have furthermore informed us that they also intend to vote their pre-IPO shares on the charter amendment and warrant proposals in accordance with the majority of the votes cast by the holders of publicly-listed shares.

The pre-IPO shares have no liquidation rights and will be worthless if no business combination is effected by us.  In connection with the IPO, the initial stockholders placed their pre-IPO shares in escrow until the earlier of six months after the consummation of a business combination or the liquidation of Millennium.

In addition to the shares of Millennium common stock, the initial stockholders also own warrants to purchase an aggregate of 2,250,000 additional shares of Millennium common stock.  The initial stockholders have agreed not to sell any of these warrants until after the consummation of a business combination and such warrants will be worthless if no business combination is effected by us.  In addition, unless a majority of our common stockholders vote in favor of issuing shares of common stock at below net asset value to registered holders of our warrants and the holder of the UPO, we will not be able to issue such shares if the warrant exercise price is below the net asset value per share.

Who To Call For Assistance

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call F. Jacob Cherian, our President and Chief Executive Officer, at _______________.

THE SHARE SUBSCRIPTION AGREEMENTS, OPTION AGREEMENTS AND SHAREHOLDERS AGREEMENTS

The following discussion of the share subscription agreements and option agreements that we entered into, and the shareholders agreements that we expect to enter into, with SMC, SAM and their respective promoters addresses the material terms of those agreements, copies of which are attached as Annex A through F to this proxy statement. We urge you to read these agreements in their entirety.  When used in this Section only, “the SMC Group” refers to SMC and its affiliates and does not include SAM or its affiliates.

The Share Subscription Agreements

Millennium entered into two substantially identical share subscription agreements.  Under the agreements, Millennium will acquire an equity share in each company and therefore an indirect interest in each of the company’s subsidiaries and equity affiliates.  Each agreement provides that upon completion of the transaction, Millennium will be the direct, legal and beneficial owner of 14.90% of the total issued and paid up equity share capital of each company on a fully diluted basis.  The term “fully-diluted” includes all classes and series of outstanding shares of that company’s stock combined with all options, convertible or other derivative securities, on an “as-if converted” basis.

The Parties

The parties to the SMC share subscription agreement are Millennium India Acquisition Company Inc., a Delaware corporation, SMC Global Securities Ltd., a company formed under the laws of India, Mr. S.C. Aggarwal and Mr. M.C. Gupta, the promoters of SMC Global Securities Ltd. and the following individuals: Sushma Gupta, Hemlata Aggarwal, Ginni Devi, Madan Gopal Aggarwal and Dinesh Chand Gupta.

The parties to the SAM share subscription agreement are Millennium India Acquisition Company Inc., SAM Global Securities Ltd., a company formed under the laws of India and the promoters of SAM Global Securities Ltd., which consist of SMC Global Securities Ltd., SMC Share Brokers Limited and Mr. Ajay Garg and the following entities and individuals: Jai Ambey Share Broking Ltd., MVR Share Trading (P) Ltd., A to Z Consultants (P) Ltd., A to Z Venture Capitals Ltd., Rolex Finvest (P) Ltd., Zee Datatline (P) Ltd. and Anurag Bansal.

Millennium

Millennium is a blank check company formed on March 15, 2006 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India.

Millennium’s entire activity from inception through the date of this proxy statement has been to prepare for its initial public offering and a business combination.  It has not engaged in, and will, for an indefinite amount of time, not engage in, any substantive commercial business, other than through its proposed investment in the SMC Group.  It intends to utilize the amount of cash held in trust, derived from the proceeds of its initial public offering and the proceeds of the private placement of warrants prior to the initial public offering, plus any interest accrued thereon, in effecting the share purchase transaction.

Millennium’s principal executive office is located at 330 East 38th Street, Suite 40H, New York, NY 10016 and its telephone number at that address is (212) 681-6763.   For purposes of this proxy statement, all correspondence, including proxy solicitations, should be sent to:  Millennium India Acquisition Company Inc., 159 South Street, Manhasset Hills, NY 11040.

SMC and SAM

Based in New Delhi, the SMC Group is a full service financial services firm. Its products and  services include equities and commodities brokerage, online equities, commodities and derivatives trading, equity research, mutual fund and IPO distribution, depository and clearing services, merchant banking and corporate finance and insurance brokerage.  The SMC Group also takes proprietary positions through trading and investing in equity products.  Companies of the SMC Group are members of the Bombay Stock Exchange (BSE) and the National Stock Exchange of India (NSE), among other exchanges.

The SMC Group currently has approximately 1,100 employees and, in addition to its headquarters in New-Delhi, has regional offices in Mumbai (Bombay), Kolkata (Calcutta), Chennai, Cochin, Amhedabad, Hyderabad, Siliguri and Jaipur. The Group also has a rapidly expanding retail distribution network of more than 6,000 independent financial advisors in 925 offices and more than 225 cities across  India.  This retail network is currently serving the financial needs of more than 250,000 investors throughout India.

SMC’s and SAM’s registered offices are located at 17, Netaji Subhash Marg, Darya Ganj, New Delhi, India.  The telephone number is +91-11-30111000.

Other Entities

SMC Comtrade Limited, SMC Insurance Brokers (P) Ltd, Nexgen Capitals Limited, SMC Comex International DMCC, Abhichaya Investment Private Limited, Pulin Investment Private Limited, SMC Share Brokers Limited, Jai Ambey Share Broking Ltd., MVR Share Trading (P) Ltd., A to Z Consultants (P) Ltd., A to Z Venture Capitals Ltd., Rolex Finvest (P) Ltd. and Zee Datatline (P) Ltd. are all affiliates of SMC and SAM.  See “Business of the SMC Group - Relationship between SMC and SAM.

Shares to be Purchased and Purchase Price

In connection with the SMC share subscription, Millennium will acquire 1,314,054 equity shares of SMC for a subscription purchase price currently fixed at INR 1,376,905,203 ($34,955,705 at a conversion rate of $1.00=INR 39.39 as of December 3, 2007).   In connection with the SAM share subscription, Millennium will acquire 1,750,891 equity shares of SAM for a subscription purchase price currently fixed at INR 262,090,874 ($6,653,741 at the same conversion rate).  Neither agreement contemplates an adjustment of the purchase price or in the number of subscription shares to account for any price fluctuations in the per share price of each entity’s equity shares, although such adjustment can be made by mutual written agreement of the parties.

Ranking of Shares

When acquired, the subscription shares of SMC and SAM will rank pari passu, that is, equal in right, with the existing issued equity shares of each company with respect to the respective company’s stock activities including but not limited to voting rights, dividends and rights issuance.

Closing and Effective Time of the Subscription

The closing of the subscription and purchase of SMC/SAM’s shares will occur once all conditions to the closing, described below, have been satisfied or waived.  While the agreements specify that this must occur before October 24, 2007, we have agreed with SMC and SAM to extend this deadline to December 27, 2007.

Representation and Warranties

The SMC subscription agreement contains representations and warranties of each of Millennium, SMC and the promoters (on their own behalf and on behalf of SMC and its affiliates), including with respect to:

•	corporate organization, good standing and capitalization;

•	corporate power and authority to execute and deliver the share subscription agreement and perform their respective obligations under, and complete the transactions contemplated by, the agreement;

•	proper authorization of the execution and delivery of, and proper execution and delivery of, the agreement;

•	the receipt, prior to closing, of all government approvals and other necessary third party consents;

•	the absence of violations of certain laws and regulations and of their respective charter documents; and

•	the absence of material litigation.

The agreement also contains representations and warranties of SMC and its promoters (on their own behalf and on behalf of SMC and its affiliates) with respect to:

•
the fair presentation, in all material respects, in their audited financial statements, of SMC’s and the financial condition, results of operations and cash flows of SMC and its affiliates as of the date prepared; that they were prepared in accordance with Indian GAAP and that SMC has no undisclosed liabilities that are required to be reflected in the financial statements;

•	the absence of material adverse changes or events since the date of the audited financial statements;

•	the intellectual property owned or otherwise used by SMC and the SMC Group;

•	the validity of, and absence of any material default under SMC’s and the SMC Group’s significant contracts;

•	the timely filing of tax returns, payment of taxes and creation of reserves;

•	the possession of all necessary licenses required to permit SMC and the SMC Group to conduct their respective operations;

•	the real property owned or leased by SMC and the SMC Group;

•	employee benefit matters;

•	environmental matters and compliance with environmental laws;

•	the insurance policies carried by SMC and the SMC Group;

•	matters relating to the websites of SMC and the SMC Group;

•	the maintenance of internal accounting controls;

•	the absence of restrictive practices and arrangements and related competition matters; and

•	the absence of certain related party transactions.

In addition, the agreement contains representations and warranties of Millennium with respect to:

•	corporate organization, good standing and capitalization of its Dubai affiliate;

•	the absence of any violation of certain laws and orders and of Millennium’s charter documents; and

•	matters relating to required filings with the SEC.

The SAM share subscription agreement contains representation and warranties that are identical in all material respects to the ones contained in the SMC share subscription agreement.

Covenants

Under the SMC share subscription agreement, Millennium and SMC have each agreed to take such actions as are necessary to complete the transaction.  SMC has also agreed, subject to certain exceptions, to continue to operate its business in the ordinary course prior to the closing and not to take the following actions, among others, without the prior written consent of Millennium:

•	Cause or permit any amendments to its organizational documents except as may be required to give effect to the SMC share subscription agreement;

•
Declare or pay any dividends or distributions (whether in cash, shares, securities or property), issue, split, combine or reclassify any of its share capital or issue or authorize the issuance of any derivative securities;

•	Transfer any shares or other securities in SMC by any of its promoters to any third party (with limited exceptions);

•	Sell, lease, license or otherwise dispose of or encumber any of its properties or assets, except in the ordinary course of business, consistent with past practice.

•	Pay, discharge or satisfy any claims, liabilities or obligations arising other than in the ordinary course of business.

•	Make any capital expenditures, capital additions or capital improvements in excess of INR 82 million in the aggregate in each fiscal year.

•	Materially reduce the amount of any insurance coverage provided by existing insurance policies other than in the ordinary course of business.

•	Terminate or waive any right or benefit of substantial value other than in the ordinary course of business.

•
Amend any company employee plan or adopt any plan that would constitute a company employee plan, pay any special bonus, special remuneration or special non-cash benefit, or increase the benefits, salaries or wage rates of its employees, save and except in the ordinary course of business.

•
Grant or pay any severance or termination pay or benefits (i) to any director or officer, or (ii) except for payments made pursuant to any written agreements existing at the effective date, to any other employee.

•
Commence a lawsuit other than in such cases where the company in good faith believes that its failure to do so would materially impair a valuable aspect of the company’s business.  Even under those circumstances, SMC must consult with Millennium prior to the filing of a suit.

•
Acquire or agree to acquire a substantial portion of the shares or assets of any business or otherwise acquire or agree to acquire any assets that are material individually or in the aggregate, to the business of SMC, other than in the ordinary course of business.

•
Other than in the ordinary course of business, make or change any election in respect of taxes, adopt or change any accounting method in respect of taxes, file any tax return or any amendment to a tax return, settle any claim or assessment in respect of taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes.

•
Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business or as required by changes in Indian GAAP.

•	All decisions with respect to SMC’s listing of its shares.

•	Voluntary liquidation or dissolution of the company or any bankruptcy action in relation to the company.

The subscription agreement also contains additional covenants which provide that:

•	Millennium will not be required at any time to pledge its subscription shares in SMC or provide any guarantee or support to a third party, including without limitation, any lenders of SMC;

•
Any proposed variance of more than 25% to SMC’s/the SMC Group’s stated annual operating budget, business plan or estimations in relation to capital expenditure or indebtedness must be immediately brought to Millennium’s attention, along with an explanation for the variance and the action causing the variance cannot be implemented without Millennium’s written consent;

•
SMC will take all necessary steps to ensure that Millennium’s subscription shares are listed on the same regional stock exchanges where the equity shares of SMC are listed and that within four years from the completion date, SMC will list its shares on the Bombay and/or National Stock Exchange;

•
SMC and its promoters will ensure that Millennium will maintain its 14.90% interest in the paid-up share capital of SMC following contemplated the merger of SAM into SMC provided that Millennium’s 14.90% interest in SAM pursuant to the SAM subscription agreement is in effect.  Any failure of Millennium to invest in SAM or in SMC negates this covenant.

The SAM share subscription agreement contains covenants that are identical in all material respects to those in the SMC share subscription agreement except that the covenant that SAM and its promoters will ensure Millennium’s 14.90% interest in SAM is not expressly contingent upon Millennium’s maintenance of a 14.90% interest in SMC.

Conditions to Closing

Under the SMC subscription agreement and the SAM subscription agreement, the closing of the transaction is subject to a number of conditions that each company and its promoters must fulfill unless waived by Millennium, including the following:

•	The company’s board of directors must have approved the issuance of the subscription shares;

•
The company must have approved the preferential allotment of the subscription shares to Millennium, must have increased its authorized share capital as necessary to issue the subscription shares and must have obtained shareholder approval for amending its articles of association in order to facilitate the transaction;

•	The company must have changed its existing shareholding structure to reflect the inclusion of Millennium as a shareholder in proportion to its existing shareholders;

•
There shall not have been any event (material adverse event) that would (i) materially hinder or delay the company’s ability to consummate the transaction, (ii) materially hinder the company’s ability to operate its business in a manner previously conducted prior to the subscription agreement or (iii) have a material adverse effect on the financial conditions, properties or assets of the company.

•
The directors of the companies forming part of the SMC Group must have entered into employment contracts with their respective companies setting out the specific terms and conditions of their employment with the company and all key employees of the companies must have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations.

•
The promoters of SMC and SAM must have obtained all necessary regulatory approvals and complied with the requirements for listing and the resulting change in the shareholding of SMC and SAM must be in compliance with applicable law.

Prior to the company consummating the transaction:

•
Millennium must (i) obtain clearance from the U.S. Securities and Exchange Commission (SEC) to file its proxy statement in accordance with the requirements of the laws of United States; (ii) Millennium must obtain the vote of a majority of its shareholders passing a resolution approving the investments in SMC and SAM, and (iii) stockholders of no greater than 19.99% of equity interest of Millennium should have exercised their conversion rights;

•	have obtained Foreign Investment Promotion Board approval in connection with its investment in SMC and SAM.

Additionally,

•
in the case of the SMC share subscription agreement, SAM, Millennium and the promoters of SAM must have entered into the SAM share subscription agreement and the SAM shareholders agreement and have completed the closing contemplated thereby, and in the case of the SAM share subscription agreement, SMC, Millennium and the promoters of SMC must have entered into the SMC share subscription agreement and the SMC shareholders agreement and have completed the closing contemplated thereby; and

•	the translation and re-audit of the financial statements of each company in U.S. GAAP must not have resulted in a variance of more than 25% from the financial statements prepared under Indian GAAP.

Of the foregoing conditions to the closing of the share purchase transactions, the following conditions have not yet been fulfilled:  (1) Millennium still requires clearance from the SEC and the requisite votes from its stockholders, (2) Millennium has applied for, but has not yet been granted, Foreign Investment Promotion Board approval in connection with its investment in SMC and SAM and (3) the SMC and SAM shareholders agreements have not yet been executed, but are expected to be executed at the closing of the share purchase transactions.  In addition, a material adverse event may yet occur prior to closing.  While Millennium is able to waive condition (3) and a possible material adverse event, it does not currently intend to do so. In the event that it decides to do so, however, it will resolicit the votes of its stockholders.

We do not believe there is any material uncertainty with respect to the ability of either SMC/SAM or us to meet any of the foregoing conditions to the closing of the share purchase transactions, except for obtaining clearance from the SEC.

Regulatory Condition and Other Conditions

In order to complete the transactions, as defined in the proxy statement, Millennium must obtain from the Securities and Exchange Commission (SEC) an exemption from the restrictions under Section 12(d)(3) of the Investment Company Act of 1940 that limit the ability of a registered investment company to invest in issuers providing securities-related services, such as SMC and SAM.  There can be no assurances that the SEC will grant the requested relief.

Additionally, consummation of the share purchase transactions is conditioned upon approval of the charter amendment proposal, the share purchase proposals and the warrant proposal at the special meeting.

Exclusivity

Both share subscription agreements contain an exclusivity provision under which SMC or SAM, as the case may be, and their respective promoters, from the date of the agreement until closing, agree not to solicit or engage in any negotiation or transaction that would materially delay or hinder

Millennium’s proposed transaction.  During the same period, Millennium agrees not to pursue the acquisition, subscription or purchase of securities of another Indian company engaged in a similar line of business as SMC or SAM, as the case may be.

Indemnification

Both share subscription agreements contain substantially identical indemnification provisions.  Under the agreements, SMC/SAM and their respective promoters agree to indemnify Millennium for all direct and actual liability/damage arising out of:

•	any breach of the company’s representation and warranties;

•	any non-compliance by the company with its obligations under the agreement;

•	any liabilities of the company relating to any litigation or governmental inquiry pending or relating to the company prior to, and as of, the closing date that has not been disclosed in the agreement;

•	any non-compliance with applicable laws; or

•
any losses arising out of termination of a license issued by the National Stock Exchange.  However, each company’s liability, in their respective agreements, is capped at Millennium’s purchase price for the subscription shares for each company.

Termination

We are entitled to terminate each share subscription agreement at any time prior to closing when certain events occur, including the following:

•	breach of any representation or warranty;

•	breach of any covenant or agreement by SMC/SAM or their respective promoters;

•	the insolvency or declaration of bankruptcy by SMC/SAM or their respective promoters.

Also, in the event that our share subscription agreement and/or shareholders agreement with SMC is terminated by SMC and its promoters, we are entitled to terminate our share subscription agreement with SAM and its promoters.  In the event that our share subscription agreement and/or shareholders agreement with SAM is terminated by SAM and its promoters, we are entitled to terminate our share subscription agreement with SMC and its promoters.

The share subscription agreements do not impose any penalties on Millennium if we choose not to proceed with the share purchase transactions, even if we terminate without the preconditions to termination described above having been satisfied.

The Option Agreements

On June 6, 2007, Millennium entered into a set of substantially identical option agreements with SMC and SAM and their respective promoters that give it additional rights.  The parties to each option agreement are identical to the parties to the corresponding share purchase agreement.  Each agreement grants us an option, exercisable within 30 days of the closing date of the corresponding share purchase transaction and subject to applicable law, to require SMC or SAM, as the case may be, to begin regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs).  In that issuance, we are entitled to subscribe to that number of GDRs, as would provide us, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SMC or SAM, as the case may be, in return for INR 554,458,471 ($14,676,123 at the December 3, 2007 exchange rate) and INR 105,539,949 ($2,679,359 at the December 3, 02007 exchange rate), respectively.  As we do not currently intend to enter into any financing in connection with such option exercise, we would only subscribe to that number of GDRs we would be able to purchase given our then-available capital.  Assuming a December 3, 2007 exchange rate between the Indian rupee and the U.S. dollar,

•
if no stockholders exercise their conversion rights, we expect to purchase GDRs representing approximately 3.70% of SMC and SAM, which would bring our total ownership interest in the SMC Group to 18.60%; and

•
if the maximum number of stockholders exercise their conversion rights, we would not be able to purchase any GDRs, which would mean that our total ownership interest in the SMC Group would remain at 14.90%.

The GDRs do not carry voting rights until they are converted into the underlying equity shares.  Additional terms and condition of any GDR issuance will be agreed on between the parties at a future date.

Under Indian law, ownership of GDRs would not count towards the 14.90% foreign ownership limit in connection with the “open offer” requirement.

The Shareholders Agreements

In connection with the share purchase transactions with SMC and SAM, Millennium expects to enter into two shareholders agreements governing its equity share capital investment in each of SMC and SAM.  The SMC and SAM shareholders agreements are substantially identical in all material terms.  Differences in the shareholders agreement with SMC and SAM are highlighted in the discussion below to the extent material to Millennium’s investment in each entity.

Term

Unless terminated earlier as described below, the SMC shareholders agreement will remain in effect until the earlier of (a) our failure to hold 50% of our initial equity interest in SMC and (b) the later of the initial listing of SMC’s shares on the BSE or NSE and May 12, 2011.

Composition of the Board

Under the terms of the SMC shareholders agreement, Millennium is entitled to nominate and maintain in office, one non-executive director of the board of SMC as long as Millennium or any of its affiliates continue to hold 50% of Millennium’s initial equity interest in SMC, i.e., 7.451% of the issued and paid-up share capital of SMC, which amount includes the increase in capital of SMC as a result of its merger with SAM.  Under the SAM shareholders agreement, Millennium is entitled to nominate and maintain in office one non-executive director of the board of SAM as long as Millennium or any of its affiliates continue to hold 7.451% of the issued and paid-up share capital of SAM.  The director, which we refer to as the Millennium director, has the same voting rights as all other board members, subject to applicable Indian law.  Under the agreement terms, the Millennium director also constitutes a necessary part of a quorum for every meeting of a board committee or sub-committee where specified matters described in the agreements are considered.  In the event that the Millennium director cannot attend a board meeting, the meeting must be adjourned for one week at which time, if the Millennium director is still unavailable, the directors cannot vote on any of those matters unless the Millennium director has voted or consented to the board’s vote without him.  The Millennium director will not be responsible for the day to day management of the company and shall not be liable for any failure of either company’s compliance with applicable laws.

In addition to the right to nominate and maintain a director on the board of SMC and SAM, Millennium has the option to appoint an observer in each of SMC’s and SAM’s affiliates.  The observer will have no voting rights.

Restrictions on Transfer

Each of the promoters individually, and collectively as a group, may not take the following actions without the prior written consent of Millennium:

•	transfer or exchange any securities of the SMC/SAM, other than in permitted transfers

•	pledge, mortgage, Lien, charge or otherwise encumber any securities of SMC/SAM

•	redeem any securities of SMC/SAM

Permitted transfers are (i) transfers of SMC/SAM securities among their respective promoters (ii) a transfer of up to 5% of the issued and paid-up share capital of SMC/SAM to any third party in a fiscal year provided that the transfer does not result in the promoters’ share of capital falling below 35% or (iii) or the transfer of an additional 5% of the issued and paid-up share capital of SMC/SAM to any third party (following the fiscal year in (ii)), provided that the transfer does not result in the promoters’ share of capital falling below 25.1%, the shares are listed on the Bombay Stock Exchange Limited or National Stock Exchange Limited and the promoters still retain the right to appoint the majority of directors, direct the management and policies of SMC/SAM and continue to be classified as Promoters.  Any restricted transfer is invalid.

Subject to Indian law requiring Millennium to hold its equity interest in the SMC Group for a period of one year following the acquisition of that interest, there are no contractual restrictions on the transfer or sale of the equity shares owned by Millennium except that the promoters have a right of first refusal, meaning that they can offer to purchase all of Millennium’s shares being offered for sale within 30 days of receiving notice of Millennium’s notice of sale.

Tag-Along Right

If a promoter wants to transfer his equity shares in the SMC Group to a non-affiliated third party purchaser, the promoter must provide notice of the material terms of the proposed sale to Millennium including the identity of the purchaser, the price per share offered, the number of shares being offered by the promoter and an undertaking by the prospective third party purchaser that the purchaser will also purchase the same number of shares from Millennium at the same offer price as from the promoters.  Millennium will have 30 days from receipt of the offer to accept or decline the offer to sell its equity shares to the third party purchaser.

Millennium also has a similar tag-along right with respect to any public offering of SMC’s/SAM’s equity shares whereby Millennium is entitled to offer the same number of shares in the offering as the number offered by the promoters.

Anti-Dilution Rights

Until the later of (1) a period of two years from the closing date or until SMC/SAM lists its shares on the National Stock Exchange or Bombay Stock Exchange, SMC/SAM cannot issue any new securities without the prior written consent of Millennium.  If Millennium consents to an issuance, SMC/SAM cannot offer any rights in the issuance which will in any way conflict with the rights of Millennium.  The agreements also contain a “most favored nation” clause in which any person who subsequently invests in the company and is offered rights - including those relating to voting, dividends, transfer of shares, and further issues of shares - that are more favorable to that person than those offered to Millennium, Millennium has the right to require the promoters and the company to extend all rights offered to that other person and to execute all documents necessary to grant Millennium such additional rights.

Covenants

The promoters of SMC and SAM have agreed in their respective agreements not to vote their shares in the SMC Group or the SAM Group, respectively, contrary to the Millennium director.  Neither can they incur expenses, income and/or any contingent liability with their respective companies which exceeds the amount of INR 41 million in any fiscal year without the prior approval of Millennium.  Additional covenants made by both companies include:

•	non-competition;

•	that the equity shares will be listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four years from the effective date of the shareholders agreement; and

•	that Millennium will not be required to pledge its securities or provide other support to any third party, including any lenders of funds to SMC/SAM.

Liquidation Preference

In the event of any liquidation, dissolution or winding-up of SMC, Millennium will be the first to receive, out of the proceeds arising from the liquidation, dissolution or winding-up of the company, the amount paid for the subscription shares, prior to any distribution to the promoters.  The balance, if any, will be distributed among the remaining holders of SMC’s shares, including Millennium in proportion to their respective shareholding.  The same provision applies in the SAM shareholders agreement.

Termination

In the event of termination of the shareholders’ agreement caused by material breach of the promoters that is not corrected within 30 days of receipt of notice of the breach, Millennium has the right and option to call on the promoters to purchase all but not less than all the securities held by Millennium and its affiliates.  On receipt of the notice to purchase, the promoters must purchase all of the equity shares held by Millennium and its affiliates within a period of sixty (60) days from the date of receipt of the notice.  The put option price is determined by increasing the fair market value of the shares of SMC/SAM by a premium of five percent (5%), but will not be any less than the difference between the subscription consideration and the consideration derived on selling those shares.  Because Millennium will be an investment company, it will not be able to sell the securities held by Millennium and its affiliates to the promoters of SMC or SAM, as the case may be, without first obtaining exemptive relief from the Securities and Exchange Commission (SEC).

THE WARRANT PROPOSAL

Upon completion of the proposed share purchase transactions, Millennium’s outstanding warrants will become exercisable.  Each outstanding warrant entitles its registered holder to purchase one share of our common stock at a price of $6.00 per share, subject to certain adjustments.  The warrants will expire in May 2011.  As of December 3, 2007, there are 8,872,885 warrants outstanding entitling the registered holders to purchase 8,872,885 shares of our common stock.

In addition, upon closing of our initial public offering, we sold and issued a unit purchase option (UPO) $100 to the representative in that offering to purchase up to 500,000 units at an exercise price of $10.80 per unit.  The units underlying the UPO will be exercisable in whole or in part, solely at the representative’s discretion, commencing on the date of closing of a business combination and expiring on the five-year anniversary of the IPO.  The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise price of the UPO and the market price of the securities underlying the units) to exercise the UPO without the payment of any cash.  Each of the units included in the UPO are identical to the units sold in the IPO, except that the exercise price of the units underlying the UPO are $10.80 per unit.

The Investment Company Act of 1940 requires approval of a majority of common stockholders before selling shares of common stock at prices below net asset value per share.

Net asset value per share is the value of all our assets, minus any liabilities, divided by the number of outstanding shares of common stock.  After completion of the proposed transactions, all or substantially all of Millennium’s assets will be comprised of its investments in the equity shares of SCM and SAM, which are listed on the New Delhi stock exchange and Gauhati stock exchange, respectively, but are not traded.  Therefore, Millennium will not be able to use market quotations to determine the value of such equity shares.  Instead, Millennium’s board of directors will have to determine the fair value of SCM and SAM equity shares in good faith, based on a valuation procedures the board of directors expects to adopt.  There are no assurances that the equity shares of SCM and SAM will be traded on stock exchanges in the future or that market quotations will be available.

Our board of directors is expected to adopt a resolution authorizing Millennium to issue its shares of common stock at prices below net asset value upon the exercise of the outstanding warrants and the exercise of the UPO and any warrants issued upon such exercise.  Millennium’s board of directors believes that this is in Millennium’s best interest because Millennium sold the warrants on the basis that they would be exercisable at $6.00 per share and sold and issued the UPO on the basis that it would be exercisable at $10.80 per unit and any warrants received pursuant to the UPO exercise would be exercisable at $6.00 per share both prior to becoming an investment company. To fail to honor the terms of the sale would irreparably harm Millennium's reputation, may hinder future efforts of raise capital and may expose Millennium to stockholder suits.  Stockholder approval is being sought to allow Millennium to issue stock to registered holders in the event the warrant exercise price and/or the UPO exercise price is below the net asset value per share.

There is no immediate effect of this action because neither the outstanding warrants nor the UPO will become exercisable until after the completion of the proposed share purchase transactions.  Future issuances of common stock at below net asset value, however, could depress the market value of Millennium's common stock and may result in dilution to existing shareholders and further erosion of the net asset value per share. If such issuances are made, current stockholders may end up subsidizing new stockholders who purchase shares at prices below net asset value.  Without the approval of our stockholders to sell stock at prices below net asset value, we would be precluded from issuing stock to registered holders and the representative upon exercise of the UPO, when the warrant exercise price is below net asset value and/or issuing units to the representative when the UPO exercise price is below net asset value.  The inability of Millennium to issue shares to registered holders and/or the representative could result in the warrants and UPO becoming worthless.

Millennium does not currently have valuation policies in effect and does not calculate its net asset value.  After registering as an investment company, Millennium plans to take the necessary steps to adopt appropriate valuation policies consistent with the Investment Company Act of 1940.

ELECTION OF DIRECTORS

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment.  The nominating committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests.  The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time.  The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

The nominees have been nominated as candidates for election as follows:

Name	Position
F. Jacob Cherian	President, Chief Executive Officer & Director
Suhel Kanuga	Executive Vice President, Chief Financial Officer, Treasurer, Secretary & Director
Lawrence Burstein	Director
Gul Asrani	Director
C.P. Krishnan Nair	Director

Assuming the election of the individuals above, the board of directors and executive officers of Millennium will be as follows:

Name	Age	Position
F. Jacob Cherian	42	President, Chief Executive Officer & Director
Suhel Kanuga	32	Executive Vice President, Chief Financial Officer, Treasurer, Secretary & Director
Lawrence Burstein	64	Director
Gul Asrani	68	Director
C.P. Krishnan Nair	85	Director

Each director, if elected, will hold office for a term of one year and until its successor is elected and qualified.

Information about the Nominees

F. Jacob Cherian has served as our President and Chief Executive Officer and has been a member of our board of directors since our inception.  Since April 2004, Mr. Cherian has served as a partner in the financial services division of Computer Sciences Corporation, or CSC, a Fortune 500 firm with $15.0 billion in annual revenue and approximately 80,000 employees.  With over 16 years of experience, Mr. Cherian has successfully demonstrated his abilities, with increasingly responsible positions as a financial services executive, leading or co-leading numerous global multimillion dollar business transactions in business restructuring, turnaround, growth, cost reduction and off-shoring strategies.  Working with high level senior executives of these multibillion dollar multinational firms, Mr. Cherian has effectively evaluated undervalued assets and business divisions, significantly increased revenues to clients and optimized business performance through business transformation, restructuring, innovation of growth strategies, cost reduction and corporate governance.  His representative clients include:  Goldman Sachs & Co; J.P. Morgan Chase; Munich Re; Credit Suisse Group; Merrill Lynch; ABN AMRO; Society Generale; Deutsche Bank; Asea Brown Boveri (ABB), Wellington Financial Management, and Alliance Capital Management.  Mr. Cherian also has significant experience in designing and implementing off-shoring strategies and evaluating undervalued assets.  Mr. Cherian has extensive international experience and has relocated to, and had multi-year residences in both Europe for 3 years and in India for 10 years.  Mr. Cherian’s prior work experience includes positions as a director in New York with KPMG LLP / KPMG Consulting from October 1998 to March 2004, and JP Morgan & Co from September 1995 to September 1998 in its Fixed Income Credit Portfolio & Derivatives Division.  For the last ten years, Mr. Cherian has been an Adjunct Professor of International Finance at St. John’s University, Tobin College of Business, New York.  He is frequently featured in leading publications and industry conferences for his views and insights on emerging trends and growth strategies, cost reduction initiatives, managing risks and business transformation for multinational corporations.  Mr. Cherian holds a Bachelor of Arts degree in Accounting & Information Systems from Queens College of CUNY and an MBA in International Finance from St. John’s University.

Suhel Kanuga has served as our Executive Vice President, Chief Financial Officer, Treasurer and Secretary and has been a member of our board of directors since our inception.  Since August 2004, Mr. Kanuga has been a Principal of CSC, a Fortune 500 global services company with annual revenues exceeding $15 billion.  In his role in CSC’s financial services division based in New York, and in prior positions, Mr. Kanuga has been responsible for identifying and building business value, restructuring and transforming businesses by successfully implementing strategic growth initiatives, cost reduction and risk management.  Mr. Kanuga has significant international management experience, having led transactions with businesses across the U.S., Europe and Asia to restructure and focus on more profitable business segments.  He has expertise in, and advises senior corporate executives on complex business topics, including derivatives, capital allocation, asset-liability management, international expansion, merger integration, financial regulation, corporate governance, and business restructuring.  His clients have included global organizations such as Credit Suisse, Bank of Montreal, ABN AMRO, the New York Stock Exchange, and Merrill Lynch.  Prior to joining CSC, he held management positions at KPMG in New York from January 1999 to August 2004 and prior to that, U.S. West. Mr. Kanuga has authored a number of articles published in leading financial services publications across the world.  He holds degrees in Mathematics and Economics from Lawrence University.

Lawrence Burstein has served as a member of our board of directors since our inception.  Mr. Burstein is the president and a principal stockholder of Unity Venture Capital Associates Ltd., a private investment company that he founded in March 1996.  For approximately ten years prior to 1996, Mr. Burstein was the president, a director and a principal stockholder of Trinity Capital Corporation, a private investment company.  Trinity ceased operations prior to the formation of Unity Venture in 1996.  Mr. Burstein is also Chairman of American Telecom Services, Inc., an American Stock Exchange-listed offeror of broadband (voice-over-internet protocol, or VOIP) and prepaid long distance communications services that are bundled with its digital, cordless multi-handset phones; a director of THQ, Inc., a Nasdaq National Market-listed developer and publisher of interactive entertainment software for the major hardware platforms in the home video industry; CAS Medical Systems, Inc., an OTC Bulletin Board-listed company which manufactures and markets blood pressure monitors and other disposable products principally for the neonatal market; I.D. Systems, Inc., a Nasdaq Capital Market-listed company, which designs, develops and produces a wireless monitoring and tracking system which uses radio frequency technology; and Traffix, Inc., a Nasdaq National Market-listed marketing company that develops and operates internet-based marketing programs as well as direct marketing programs.  Mr. Burstein received a B.A. from the University of Wisconsin and an L.L.B. from Columbia Law School.

Gul Asrani has served as a member of our board of directors since our inception.  Mr. Asrani is the Chairman of Kaymo Industries Group, a manufacturer and distributor of industrial products such as fasteners and fastener tools.  Kaymo, which pioneered the manufacture of fasteners in India in 1959, is headquartered in Mumbai, with offices in major business centers including Delhi, Chennai, Bangalore, Ahmedabad, Pune and Coimbatore, among others.  Mr. Asrani was instrumental in leading Kaymo Industries to become one of India’s fastest growing companies in its sector, negotiating multiple acquisitions and forging alliances with major foreign companies in the US, Europe and in Asia.  Under Mr. Asrani’s leadership, Kaymo has diversified into new lines of business including the importation of luxury goods from Europe and furniture from the Far East.  Mr. Asrani, who became Kaymo’s Managing Director and Chairman in 1996, is well respected by business and government leaders, and has served as a board member of several associations, including being the President of the Lion’s Club, and is actively involved in non-government organizations including AGNI (Action for Good Governance and Networking in India).  He has experience in liaising with the Indian Government at the highest levels, and has extensive experience in manufacturing, finance, marketing and taxation matters in India along with extensive knowledge of the Indian industrial marketplace.  Mr. Asrani holds degrees in industrial sociology, economics and law.

 C.P. Krishnan Nair has served as a member of our board of directors since our inception.  Captain Nair, formerly a highly decorated senior officer in the Indian Navy, is the founder and chairman of the Leela Hotel Group, one of the largest conglomerates in the Indian hospitality industry, which owns and operates 5-star hotels in Mumbai and Bangalore as well as 5-star beach resorts in Goa and Kovalem.  A resort property, in development with Kempinski Hotels, Europe’s oldest luxury hotel group, is scheduled to be opened in Kumarakom in 2007.  He has also pioneered Leela Group’s foray into new areas such as infrastructure development, particularly by leading the development of a state-of-the-art airport in Kerala which will have the ability to handle any kind of aircraft (including the world’s largest aircraft, the new Airbus A-380).  Captain Nair has been the recipient of the Indian Prime Minister’s National Tourism Award for six years.  Prior to founding the Leela Group, which he has chaired since 1986, Captain Nair was a successful businessman in the garment industry and owned a garment export house.  Captain Nair has significant experience in dealing with the Indian government at its most senior levels.

THE CHARTER AMENDMENT PROPOSAL

The charter amendment proposal, if approved by our stockholders, would clarify that the “business combination” contemplated by Millennium’s certificate of incorporation includes the purchase of a minority interest in an operating business. If the charter amendment proposal is not approved by our stockholders, it is not certain that the transactions would constitute a “business combination” as currently defined in our certificate of incorporation.  Consummation of the share purchase transactions is conditioned on the approval of the charter amendment proposal, among other conditions.

In the prospectus included in the registration statement we filed in connection with our initial public offering (File No. 333-133189), we stated that Millennium was formed for the purpose of effecting “a merger, capital stock exchange, asset acquisition or other similar transaction with one or more businesses that have operations in India.”  The prospectus and our certificate of incorporation refer to this transaction as a “business combination,” which is defined in Article FIFTH of our certificate of incorporation as “the acquisition by the corporation, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of an operating business.”

While both our current certificate of incorporation and the prospectus disclosure contemplate a variety of methodologies for consummating the business combination, including combination structures as a result of which our stockholders would end up as minority investors in the target business, our certificate is silent on the precise meaning of “acquisition…of an operating business.”

In order to clarify the meaning of “acquisition” in this context, our board of directors proposes to amend our certificate of incorporation to add the words “interest in an” before “operating business.”  The portion of our certificate of incorporation affected by this amendment would therefore be changed to read as follows:

FIFTH: …A “Business Combination” shall mean the acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of an interest in an operating business (“Target Business”)….

For the reasons described above, our board of directors believes the proposed amendment is clarifying only.  As such, it does not effect a change in the underlying nature of the acquisitions that would qualify as “business combinations” as set forth in our IPO prospectus and it does not change the original purpose or intent of the business combination provisions contained in our certificate of incorporation.  In this regard, Millennium has obtained from its special counsel, Richards, Layton & Finger, P.A., of Wilmington, Delaware, an opinion to the effect that the provision in Article FIFTH of our certificate of incorporation that attempts to eliminate the statutory right of our stockholders to amend the certificate prior the consummation of a business combination or July 25, 2008, whichever occurs earlier, is contrary to Delaware law because it purports to eliminate the rights granted to a corporation and its stockholders by the Delaware General Corporation Law (“DGCL”).  The opinion of Richards, Layton & Finger, P.A. notes that Section 242(a) of the DGCL has been interpreted as providing an unequivocal and unqualified grant to a corporation of the right to amend its certificate of incorporation, so long as the amended certificate complies with the DGCL.  The opinion also notes, however, that there is no Delaware case directly on point and that its conclusion is based on reasoning from decisions that are not on point. Richards, Layton & Finger, P.A. has consented to the reference to its opinion in this proxy statement.

In the judgment of our board of directors, the adoption of the amendment proposal is desirable because it would eliminate an ambiguity in our certificate of incorporation as applied to the share purchase transactions, by amending our certificate of incorporation to provide expressly for a transaction structure that has been contemplated by Millennium since its inception as one of the possible methodologies for effecting a business combination.

INDUSTRY OF THE SMC GROUP

This section contains information that has been prepared and published by various sources, including the Securities and Exchange Board of India, Bombay Stock Exchange Limited and National Stock Exchange of India, Limited.

Overview of the Indian Economy

India is a large and growing economy with a rapidly expanding financial services sector.  With a 2006 GDP of $887 billion, India is the world’s 12th  largest economy in dollar terms.  Based on real GDP growth, it is currently the second-fastest growing economy in the world.  The projected growth rate of real GDP is approximately 7% per annum, with the financial services sector expecting growth at a higher rate than the overall economy.  India has a large and rapidly growing middle class of more than 300 million people, with increasing levels of discretionary income available for consumption and investment purposes.  The average wage or salary in India is rising at a rate of more than ten percent per year. According to the India Ministry of Finance, the gross domestic savings rate was 32.4% GDP in 2006.  India also has one of the youngest populations in the world, with a median age of 24.8 years, compared to 36.6 years in the United States and is home to one quarter of the world’s youth.

The following table shows India’s GDP and real GDP growth (in percent) over the past three years.

	2004	2005	2006
GDP (US$ Billion)	667.342	780.784	886.867
Annual Percent Change (%)	7.5	9.0	9.2
Source: World Economic Outlook

In addition, according to the Reserve Bank of India, foreign portfolio and direct investment inflows have risen significantly since economic liberalization reforms began in the early 1990s and have contributed to foreign currency reserves of $185.1 billion as of February 9, 2007.

India became the eighth largest market for mergers and acquisitions in the first quarter of 2007, moving up from the eleventh rank in calendar year 2006.

Indian Financial Services Industry

History and Development

Beginning with the economic liberalization in 1991, the Indian financial services industry has experienced significant growth.  The introduction of new financial instruments and products and relaxation of investment limits for foreign direct investment (FDI) and foreign institutional investment (FII) has helped broaden this industry over the past 15 years.  FDI inflow in fiscal year 2007 amounted to $15 billion and is expected to reach $25 billion in fiscal year 2008.  The entry of new players has prompted an increase in the availability and distribution of sophisticated financial services, particularly outside of the commercial banking sector, such as in the brokerage industry.

The distribution of financial products in India changed dramatically with the entry of private players into the market.  Newer and more innovative channels of distribution, such as the internet, are used more widely.  India’s market for financial product distribution services comprises the distribution arms of financial services companies, established distribution companies with a pan-Indian presence and smaller, less organized distributors on the local level.

As financial products become more complex, the role of financial advisor becomes critical.  In choosing their advisor, many customers prefer the “one stop shopping” concept instead of receiving advice from multiple specialists.

Additionally, India is moving towards full capital account convertibility, as detailed by the Tarapore Commission, which offers significant opportunities such as greater control of financial firms and equities and commodities exchanges by foreign players, allowing foreign investors to directly invest in India and allowing Indians to invest overseas.

Numerous non-Indian investors have made recent investments in the Indian financial services industry, such as General Atlantic Partners, Goldman Sachs, Citigroup Venture Capital, New Vernon Capital, Morgan Stanley, Fidelity, Merrill Lynch, NYSE, Deutsche Börse, BNP Paribas, Lehman Brothers and Carlyle.

Capital Markets

With over 20 million shareholders, India has the third largest capital market investor base in the world behind the USA and Japan.  Over 9,000 companies are listed on Indian stock exchanges.

India’s 23 recognized stock exchanges include the National Stock Exchange (NSE), which was established as a model exchange to provide nation-wide services to investors, the Bombay Stock Exchange (BSE) and the OTC Exchange of India (OTCEI), which was established primarily for small and new companies.  The trading system comprising these exchanges is connected using VSAT satellite communication technology.

During 2006, the NSE and the BSE were ranked 3rd and 5th, respectively, among all exchanges in the world based on the number of transactions.  Trading volumes on Indian capital markets have grown from $544.1 billion in 2000-01 to $1,676.7 billion in 2005-06, with estimates for 2015 trading volume at $6,535.7 billion. (Sources: BSE, NSE, SEBI.)  Despite increases in trading volume, less than five percent of the financial savings of Indian households are invested in the financial markets.

Internet stock trading in India is a new phenomenon and began as recently as January 2000.  Although the number of e-brokers is increasing, the industry is still in a nascent stage.  However, there has been steady growth in internet trading volumes.  This growth can be attributed to growing sophistication among retail investors, reduction in the cost of personal computers, higher tele-density, availability of reliable Internet connectivity and sophistication of Internet trading products.  The market share of online trading as a percentage of total trading is expected to rise further with growing retail investor participation, growing internet usage, faster telecom connectivity and increasing comfort levels with internet trading.  Currently, online trading in India is growing at a compound annual growth rate of 112% compared with 20% for non-online trading.

Reforms in Regulation and Supervision of Capital Markets

Over the past 15 years, the capital markets in India have witnessed substantial reforms in regulation and supervision, which led to improvements in the efficiency of trading and settlement.  These reforms included the following:

•	Introduction of market-determined prices and allocation of resources.

•
Establishment of the Securities and Exchange Board of India (SEBI), an independent regulator with wide-reaching statutory powers to regulate and control the capital markets, with a particular emphasis on protecting investors by requiring enhanced issuer disclosure  and on educating investors.

•	Emergence of fully automated screen-based trading at the BSE and the NSE, covering the wholesale debt market segment and the capital market segment.

•	Emergence of book-entry trading (share dematerialization) thereby increasing the efficiency of the transaction cycle.

•	Introduction of significantly shorter and uniform rolling settlement cycles (currently T+2) thereby reducing settlement risk and enhanced transparency.

•	Introduction of derivatives trading, including the trading of index futures and options, options and futures in selected stocks (currently 180 stocks) and futures in interest rate products.

•
Demutualization of stock exchanges, which is currently ongoing.  The NSE & BSE has already demutualized its structure, meaning that brokers with a seat on the exchange no longer own, control and operate the exchange.  Instead, ownership, management and trading are separated from one another.

•
Increasing integration of the Indian securities market with the markets in the rest of the world.  American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), for instance, can be freely converted into the underlying domestic shares of Indian issuers.

Commodities Markets

India, a predominantly agrarian economy in which 26% of GDP is attributable to agriculture according to the Indian government’s Forward Markets Commission, until recently did not have sophisticated multi-commodity exchanges.  The existing exchanges were all single commodity exchanges based on the “open-outcry” system.  In 2003, the government took steps towards opening up forward trading in all commodities.  Full capital account convertibility is expected to be implemented by 2011, which would enable Foreign Institutional Investors (FIIs) and Financial Institutions (FIs) to trade in commodity futures in India.

The emergence of three national commodity exchanges (Multi Commodity Exchange (MCX), National Commodity and Derivatives Exchange (NCDEX) and National Multi-Commodity Exchange (NMCE)) as well as 21 regional exchanges has increased national awareness of commodities trading. MCX, for example, has allowed hundreds of millions of farmers in villages across India to tap into the organized futures and commodities markets.

As India is the world’s largest consumer of gold according to precious metals consultancy GFMS, gold exchange-traded funds (Gold ETFs) are gaining rapid popularity.  Gold and crude oil currently account for the major part of the total transactions on India’s commodities exchanges.  Other commodities traded include silver, copper, caster seed, gram (chana), soya oil, sugar and rubber, which are grouped into the four basic categories agricultural, metals, energy and chemicals.  Particularly agricultural commodities are expected to gain importance over the coming years.

The total value of commodities traded in India in 2005-06 was INR 21.34 trillion, representing a growth of 3,108% over the value of commodities in 2002-03 (INR 665.30 billion).  Commodity trading volumes have risen at a compound annual growth rate of over 200% between 2002-03 and 2005-06.

Portfolio/Asset Management

Boston Consulting Group projects managed assets in India to grow from $170 million in 2006 to more than $1 trillion by 2015.  According to the ML-Cap Gemini Asia Pacific Wealth Report 2006, the growth in wealth of high net-worth individuals in India, the target customers for portfolio management services, is at 19% per annum, which represents the second-fastest such growth rate in Asia.

Mutual Fund Sector

India’s mutual fund sector has likewise exhibited tremendous growth over the past few years, triggered primarily by the entry of private players in this field.  Among those have been a multitude of international players.  Indian mutual fund assets under management has grown from INR 1.53 trillion in September 2004 to INR 2.32 trillion in March 2006. Most of the funds that dominate the sector are open ended funds.  The government of India has stated its intention to invest a part of the pension funds of government employees in the capital markets by means of mutual funds.

Insurance Sector

With the opening up of the insurance market to private enterprise, various foreign and Indian private players have targeted the untapped market potential by providing tailor-made products.  The presence of a host of new players in the sector has resulted in a shift in approach among the providers of insurance products and the launch of innovative products and services.  Foreign insurance providers that have begun operating in the Indian market in the form of joint ventures with Indian companies include AIG, Allianz, Prudential, Standard Life, ING Group, Sun Life Financial, New York Life, Aviva, Tokyo Marine, Lombard General, Mac New York and AMP.  This competition has prompted the formerly state-owned companies to increase aggressively their product offerings, marketing and distribution.  For example, insurance companies have recently begun providing customized insurance policies and opening branches in secondary cities.  In addition, a variety of non-traditional intermediaries, such as banks, post offices, non-governmental organizations, brokers and internet-based companies have begun operating in the market.

Currently, there are four state-owned and nine private sector insurance companies operating in the general/non-life insurance business with a first year insurance premium income for underwritten policies of over INR 204 billion in 2006.  The market for life insurance products is currently supplied by 16 companies and first year life insurance premiums for underwritten policies amounted to INR 359 billion in 2006.

As fewer than 20% of India’s insurable population is currently insured, the market’s potential has been estimated to have a premium income of $80 billion, covering over 300 million insured.

Industry Outlook

Existing low penetration levels (with less than five percent of the financial savings of Indian households invested in the financial markets), increasing affordability of credit, a young population and rising income levels have led to a growing demand for retail financial products.  The confidence of small investors has increased with growing levels of education and financial awareness and the tightening of regulatory controls.

Exposure to global practices has made the Indian customer more discerning and demanding.  Interest rates appear to have reached their peak and   thus falling interest rates, bank deposits and other traditional investment opportunities are losing their attraction.  With household savings rates in India being among the highest in the world, a sizeable pool of funds is available to Indian investors, who are increasingly interested in alternative investments such as the equity markets and new financial products.  The Wall Street Journal (April 2007) expects stock trading volumes in India to increase about 50% a year for the next two to three years.

The retail presence in the stock markets has been growing steadily with the advent of dematerialization.  The current retail business has a 65% share of total exchange trading volume, with business from foreign investors at 15% and proprietary trading by brokers and their affiliates accounting for the remaining 20%.  Managed assets in India are projected to grow from $170 billion to $1 trillion by 2015.  The retail brokerage industry in India is experiencing a rise in alternative distribution channels, such as franchises, online trading and information kiosks at airports.  Additionally, products and services that have recently emerged in India include margin funding, loans against shares, loans for commodity trading, call and trade (trading via voice media) and third party products, such as insurance, mutual funds and foreign exchange.  Recent policy initiatives by the Indian government to address the systemic issues in the primary capital markets may increase the reliance on public offerings as a major source of funds for Indian corporations in addition to helping to broaden the investor base.

The opportunities awaiting providers of retail financial services are coupled with several challenges.  The industry requires highly effective distribution systems that are capable of offering flexibility and convenience to the customer, while maintaining cost-efficiency.  There has been a clear shift towards those entities that are able to offer products and services in the most innovative and cost efficient manner.  Financial services companies will have to create value for their shareholders as well as their customers, competing for the capital necessary to fund growth as well as for customer market share.  The financial services industry is undergoing a consolidation with the large number of small players turning into few large players.  As this consolidation progresses, it is expected that market share will be captured by those providers that can offer a comprehensive set of financial products and services.

Consolidation in the Indian Equity Trading Markets

As the Indian capital markets are evolving, they are undergoing rapid consolidation spurred primarily by a continuous increase in capital requirements, regulatory oversight, customer sophistication, availability of technology to provide high quality service to a large customer base and back-office requirements.  Currently, the top ten brokers in the retail brokerage industry control 20% of the market share in India.  The margin requirements for exposure and mark-to-market have increased as the regulators and major exchanges enhance their risk management processes and systems in order to be in line with global practices.  Moreover, the shorter settlement cycle has required stronger back office capabilities, thus necessitating heavy capital investments.

These evolutions have made it more difficult for smaller players, who are unable to raise the capital and create the infrastructure necessary to meet regulatory requirements and customer needs, to remain competitive.

	% Volume by Top Brokers
Year Ended March 31,	5	10	25	50	100
2003	10	16	29	42	59
2004	12	17	30	44	61
2005	14	20	35	49	65
2006	15	23	38	53	68
2007	15	24	43	57	71
Source: NSE Website

The market share of the top five brokers on the NSE has increased from less than 5.9% in 1997 to about 15% at December 31, 2006.  The market share of the top 10 players on the NSE during that time period has grown from 10% to 26%, while the share of the top 25 players on the NSE has increased from 19.7% to 44%.

BUSINESS OF THE SMC GROUP

Relationship between SMC and SAM

As a Millennium shareholder, you are being asked to consider and vote upon a proposal to adopt and approve two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC Global Securities Limited (SMC) and SAM Global Securities Limited (SAM), that collectively, and together with their respective subsidiaries and equity affiliates, comprise the SMC Group of Companies (the SMC Group).  In the year ended March 31, 2007, SMC had revenues of INR 651 million and assets of INR 1,952 million and SAM had revenues of INR 391 million and assets of INR 578 million.

The following diagram shows the corporate structure of the SMC Group immediately prior to completion of the share purchase transactions:

SMC and SAM currently intend to request regulatory approval in India to a holding company structure that would permit both entities to be legally owned by a joint holding company.  If and when the holding company structure takes effect, Millennium’s 14.90% equity interest in each of SMC and SAM would become a 14.90% equity interest in the joint holding company.

Pending implementation of the holding company structure, and with certain exceptions that are further described below, SMC and SAM are already operating as an integrated business and marketing and branding of each entities’ products and services is conducted exclusively under the SMC Group name.  In addition, SMC effectively controls SAM by virtue of extended familial relationships.  In particular:

•	The three promoters of SAM are SMC, SAM director Mr. Ajay Garg and SMC Share Brokers Limited.

•	Mr. Ajay Garg is the nephew of Mr. Subhash Chand Aggarwal, one of the two promoters of SMC.

•	Mr. Mahesh Chand Gupta, the second of the two promoters of SMC, is a director of SMC Share Brokers Limited.

 Nonetheless, since no written agreement underlies their alliance, we cannot assure you that either SMC or SAM will not decide after we have acquired the proposed ownership interest in their organizations to abandon their joint operations and their plan to implement a joint holding company structure.

While SMC and SAM are currently operating as an integrated business, SAM is still generating revenues and incurring expenses separately in the following areas:

•
On the revenue side, SAM generates separate commission income from equity trading and brokerage activities by virtue of its membership on the Bombay Stock Exchange (BSE) and depository fee income through its participation in Central Depository Services Limited.  It also generates income from proprietary trading activities.

•
On the expense side, SAM incurs separate expenses directly relating to its generation of revenues (such as exchange clearing and brokerage fees) and expenses relating to employee compensation and benefits.

Because SAM generates separate revenues and incurs separate expenses in connection with those revenues, the financial statements of SMC and SAM and the corresponding Management’s Discussion of Analysis of Financial Condition and Results of Operations are reproduced separately in this proxy statement.  The following business description, however, is based on the operation of SMC and SAM as an integrated business under the umbrella of the SMC Group.

Overview

Based in New Delhi, the SMC Group is a full service financial services firm. Its products and  services include equities and commodities brokerage, online equities, commodities and derivatives trading, equity research, mutual fund and IPO distribution, depository and clearing services, merchant banking and corporate finance and insurance brokerage.  The SMC Group also takes proprietary positions through trading and investing in equity products.  Companies of the SMC Group are members of the Bombay Stock Exchange (BSE) and the National Stock Exchange of India (NSE), among other exchanges.  In addition, the Group expects to be granted a license by the Securities and Exchange Board of India (SEBI) to provide portfolio management services.  SMC averages over 168,000 trades per day and handled over $100 billion in client transactions in fiscal year 2007.

The SMC Group currently has approximately 1,100 employees and, in addition to its headquarters in New-Delhi, has regional offices in Mumbai (Bombay), Kolkata (Calcutta), Chennai, Cochin, Amhedabad, Hyderabad, Siliguri and Jaipur. The Group also has a rapidly expanding retail distribution network of more than 6,000 independent financial advisors in 925 offices and more than 225 cities across  India.  This retail network is currently serving the financial needs of more than 250,000 investors throughout India.  Over the next three years the SMC Group believes it can expand this network to 1,600 offices in 345 cities serving over 475,000 investors.  The SMC Group is also expanding outside of India, and has recently established offices in Dubai, becoming a member of the Dubai Commodities and Gold Exchange (DCGX).  It plans on further expanding internationally to service the financial needs of overseas-based Indian nationals, starting with the Gulf Region (Qatar, Saudi Arabia, Bahrain and Oman) over the next two years, followed by Singapore, Hong Kong, and New York in 2009-10.

Between 2004 and 2006, SMC’s and SAM’s revenues have increased from INR 229.81 million and INR 150.42 million, respectively, to INR 651.41 million and INR 391.46 million, respectively.  During that same time period, net income has risen from INR 44.48 million and INR 49.46 million, respectively, to INR 253.17 million and INR 136.22 million, respectively.

The SMC Group has been awarded the “best volume driver” award in 2004-05 and 2005-06 by the BSE, an award that recognizes the top five contributors to turnover at the exchange.

SMC’s and SAM’s registered offices are located at 17, Netaji Subhash Marg, Darya Ganj, New Delhi, India.  The telephone number is +91-11-30111000.

Strategy of the SMC Group

The SMC Group intends to become one of the top financial services providers in India.  The core elements of its strategy include the following:

•
Making each of its business units a viable entity by itself:  The SMC Group plans to make each of its business units, i.e., brokerage, arbitrage, distribution of financial products, merchant banking and distribution of insurance products, a viable entity by itself.

•
Expanding its business with major institutions, banks and corporations:  The SMC Group is currently entering into client relationships with multi-billion dollar national banks, asset management companies and large corporations to provide brokerage and trading-related services to such institutions and hundreds of thousands of their customers and employees.

•
Actively pursuing acquisition opportunities:  In addition to organic growth, the SMC Group is actively searching for acquisition targets to accelerate its growth and capturing of market share and has identified several specific opportunities.

•
Expanding existing product offerings, particularly online trading:  The SMC Group is leveraging its online trading platform to capture a large share of the online trading market.  The growth potential in the online trading market is large, as only a small percentage of the population is currently trading online and as tens of millions of overseas-based Indian nationals already have the technology to take advantage of online trading.

•
Introducing new products and services:  The SMC Group expects to receive its license from SEBI to provide portfolio management services in the near future.  It also plans to offer margin funding and leverage its pan-India retail distribution network to expand its fledgling insurance brokerage, as well as exploring other opportunities in the fast growing consumer finance area.

•
National brand-building:  The SMC Group has recently begun to promote its brands at a national level, including on CNBC, print media, such as The Economic Times, and by conducting workshops for investor education.

•
International expansion:  The SMC Group is expanding internationally.  It has recently opened its first overseas office in Dubai.  It plans on further expanding internationally to service the financial needs of overseas-based Indian nationals, by establishing a presence in London, Singapore, Hong Kong and New York by 2009-10.

History of the SMC Group

The SMC Group was jointly founded by Mr. Subhash Chand Aggarwal and Mr. Mahesh Chand Gupta in 1990.  Messrs. Aggarwal and Gupta, both Chartered Accountants, each have more than 20 years of experience in the financial services industry.  In its early years, the SMC Group was primarily involved in equity brokerage and arbitrage.  It acquired a trading membership at the NSE in 1995, enabling it to reach closer to its customer and provide seamless services to the customer.  In 2000, it also became a member of the BSE and an ISO 9001:2000-certified depository participant with Central Depository Services (India) Ltd.  (CDSL) and acquired a trading and clearing membership at the Derivatives Market of the NSE.  It subsequently acquired memberships at the commodity exchanges NCDEX and MCX.  In 2006-07, the Group expanded beyond India’s borders and acquired a trading and clearing membership at the Dubai Gold and Commodities Exchange (DGCX).  It also established its insurance brokerage, IPO and mutual fund distribution and merchant banking divisions in that year.

The following table illustrates the growth in branches and franchises over the past two fiscal years by geographic region in India:

Location	Branch / Franchise count in 2005-06	Branch / Franchise count in 2006-07
Northern India	259	352
Western India	69	138
Southern India	27	73
Eastern India	166	216
Central Region	17	24
Total	538	803

Services

The SMC Group offers a variety of financial services to retail and institutional clients and is continuously expanding its service portfolio.  Following are descriptions of the categories of services offered by the Group.

Equities and Commodities Brokerage

The SMC Group offers equities and commodities brokerage services on five exchanges in India and Dubai.  It is a member of India’s two largest stock exchanges, the BSE and the NSE. The SMC Group’s brokerage services are based on an advisory model using research provided by its team of research analysts and consists of personalized trade and execution services to active traders, retail investors and high net worth investors. The SMC Group is also a member of the NCDEX and MCX and has acquired the brokerage and clearing membership at the DGCX. The Group provides commodities brokerage facilities through its membership at NCDEX and MCX. The SMC Group trades for its clients in a wide variety of commodities, including agricultural products, bullion, industrial products, oil and oil seeds and energy products.  Brokerage clients have access to customized trading advice and reports on highly traded commodities. The SMC Group provides a personalized service through dedicated relationship managers, which allows for fast and efficient execution of transactions and for regular follow-ups. It has expertise in handling physical delivery trades and is registered with VAT/Sales Tax Department on a pan-India basis.

The Group’s clients can walk into any of its branches or franchises and place orders with the dealers or can call a central telephone service line and place orders with the service representative.  Orders placed through branches pass through a pre-order interactive voice response system for verification of the person who is placing the order, availability and allocation of limits.

In order to execute a securities purchase or sale, the Group’s clients can directly log on to its website without requiring any assistance from offline intermediaries and can trade in “real time.” Once the client has selected the parameters of his trade (like scrip name/code, price at which the security is to be bought/sold, quantity at which it is to be bought/sold) and the system has confirmed that sufficient funds are available, the order is sent to the exchange, which confirms the same to the trader.

Mutual Fund and IPO Distribution

The SMC Group offers a variety of distribution and collection services for major fund houses and IPOs.  The Group is registered with the Association of Mutual Funds in India (AMFI) as an approved distributor of mutual funds and is also registered with various leading fund houses, including Fidelity and Franklin Templeton.  It offers its clients a variety of funds, including equity, debt and balanced funds.  It’s employees solicit orders from clients, receive payment from the client made out to the product provider and submit the orders and client payments to the product provider.  In return, the SMC Group receives commissions from the product provider. The SMC Group also offers IPO distribution services to its clients.  It’s branches and sub-brokers distribute the application forms, receive payment from the client and then deposit the same with the IPO’s merchant banker.  According to Prime Data Services, the SMC Group was the sixth largest distributor of India-based IPOs in 2006, raising approximately INR 3,250.0 billion in fiscal year 2006-07.  The Group also raised approximately INR 8.50 billion for mutual funds in fiscal year 2006-07.

The table below presents the SMC Group’s rankings in India’s retail and non-institutional IPO market for the stated periods, as per Prime Database Rankings.

Quarter	Ranking
April – June 2006	11
July – September 2006	14
October – December 2006	8
January – March 2007	5

Depository and Clearing Services

The SMC Group is a participant in India’s Central Depository System. It offers depository services for both equities and commodities. As per available statistics from the BSE and the NSE, 99.9% of the trades conducted on those exchanges are settled in “demat” (i.e., electronic) form. A depository is an organization that holds securities of investors in electronic form at the request of the investors through a registered depository participant.  Clients of the Group’s brokerage business are able to use the depositary services to execute and settle their securities transactions.  The SMC Group is also a clearing member of NSE’s futures and options segment, BSG’s futures and options segment and the DGCX.

Merchant Banking and Corporate Finance

The SMC Group is a SEBI-registered merchant banker and operates its merchant banking activities from its head office in Mumbai. It’s investment banking business unit offers financial advisory services relating to mergers and acquisitions, divestitures, restructurings and spin-offs. It also offers capital raising and other investment banking services such as the management of public offerings, private placements (including qualified institutional placements), rights issues, share buybacks, open offers/delistings and syndication of debt and equity.

Insurance Brokerage

The SMC Group offers insurance brokerage services to its clients. It is registered with the Insurance Regulatory and Development Authority (IRDA) as an approved insurance broker. It distributes products of various insurance companies and is currently focused on medical insurance, life insurance, tax-saving insurance policies, broker indemnity insurance and motor vehicle insurance.  Its employees solicit orders from clients, receive payment from the client made out to the product provider and submit the orders and client payments to the product provider.  In return, the Group receives commissions from the product provider.

The Group plans to enter the field of brokers indemnity insurance with a focus on customized and packaged insurance policies for large corporations and institutions and to activate most of its existing distribution network for purposes of insurance marketing and support.

Research and Advisory Services

The SMC Group also offers research and advisory services to its clients.  Its research facility provides investors with proactive and timely research-based advice on equity, commodities, IPOs and mutual funds.  SMC also publishes the weekly magazine “Wise Money,” which focuses on equities, derivatives, commodities, IPOs and mutual funds.

Online Equities, Commodities and Derivatives Trading

The SMC Group provides a convenient and hassle-free internet trading platform in equity, commodities and derivatives through its portal www.moneywisebewise.com, which functions as the gateway where the customer’s bank and “demat” accounts (i.e., those accounts in which shares are kept in electronic form) interface with the trading account the client has with the Group.  The SMC Group also provides ODIN™ application-based trading for large traders.  ODIN™ is a front end system for placing orders through the Internet.  Through its portal, the Group also offers its clients access to resources supporting them in their transaction decisions, such as live quotes, charts, research, advice and online assistance.

Growth Areas

The SMC Group is planning to diversify its service portfolio to include portfolio management and margin funding.  It expects to be granted the requisite license for portfolio management services from SEBI in the summer of 2007.  The SMC Group anticipates offering fully discretionary portfolio management services to provide individualized services for clients for a variety of asset classes to fit the investor’s specific investment parameters. It expects to operate on a multi-fund manager approach where the fund manager team is headed by a chief investment officer and each investment strategy is supported by a fund manager and one research analyst with its own operations, risk and customer support team.

The Group also anticipates offering financing to its customers, including stock brokerage customers. Such financing will allow customers to partially pay for a certain amount of stock up to a sanctioned limit and the balance would be then funded by the Group.  The SMC Group regards this as complementary to its brokerage business, while also enhancing client retention and allowing it to grow its brokerage volume.

Customers

The Group currently serves more than 250,000 investors throughout India, primarily by means of its extensive network of independent financial advisors.  Over the next three years it believes it can expand this network to 1,600 offices in 345 cities serving over 475,000 investors.

Revenues by the SMC Group’s two largest customers in 2006-07 were 10.5% compared to 4.2% in 2005-06.

Competition

The SMC Group faces significant competition in all of its main business lines from companies seeking to attract clients’ financial assets, including traditional and online brokerage firms, mutual fund companies and institutional players, some of which have a broader distribution network, are better capitalized and have a stronger brand name than the SMC Group.

Furthermore, as the Group enters new markets, such as the market for portfolio management services, margin funding and expanding its on-line trading activities, it will have to face competition from established companies, including large and well-recognized companies that operate overseas.

The current trend towards consolidation in the financial services industry in India could further increase competition in all areas of the SMC Group’s business.  Inability to compete effectively in light of these increasing pressures may cause the SMC Group’s revenues to decline.

The SMC Group’s primary competitors differ in each respective business and include both domestic and foreign institutions such as Kotak, ICICI Securities, HDFC Securities, SSKI,  Sharekhan, Enam, IndiaInfoline, Indiabulls, IL&FS Investsmart, Edelweiss, Religare, Geojit, Citigroup, HSBC, ABN Amro, Deutsche Bank, JM Financial, DSP Merrill Lynch, JP Morgan and Standard Chartered.

Dun & Bradstreet has ranked the SMC Group the third largest financial services company in India in terms of number of trading terminals (June 2007).  The Group accounts for approximately 3% of the equities trading volume on the Bombay Stock Exchange and the National Stock Exchange, 4% of the commodities trading volume on the MCX and the NCDEX and approximately 10% of the trading volume on the Dubai Commodities and Gold Exchange.  It is furthermore ranked the sixth largest distributor of India-based IPOs in 2006 (Prima Data Services).

Technology

The SMC Group recognizes the need to have a sophisticated technology network in place to meet its customers’ needs as well as to maintain a robust risk management system. To that end, it has set up a dedicated data center at its office and has invested in high-performance trading software. Its technology infrastructure is aimed at ensuring that its trading and information systems are reliable and performance-enhancing and that client data are protected.

The highlights of the Group’s technology infrastructure and systems include:

•
A technology team comprising managerial personnel, engineering graduates, software engineers, application support managers, network and hardware managers managing its IT infrastructure across all business locations.

•	Management of a complex multi-product/multi-architecture system serving the needs of the Group’s retail, online broking, institutional and wealth management customers.

•	Balanced insourcing/outsourcing approach to IT.

•	Scalable platforms for order management and risk management requiring minimal human intervention.

•	Sophisticated server and network infrastructure.

•	Redundancy (alternate connectivity) for the network.

•	Back up of data on an incremental basis on tape drives and storage at a separate location.

Risk Management

Risk management at the SMC Group is carried out at the client-level, the scrip-level and the company-level:

•
Client-Level Risk Management: This is carried out by using online surveillance and monitoring tools developed by professional software companies in the industry and with the help of the SMC Group’s  internal team. All the client’s open positions across exchanges and market segments are monitored through trading software for margin and MTM losses. Client risk is validated regardless of whether the client is a direct client of the Group or has been introduced by a business associate. Procedures are developed to service multiple clients’ requirements while ensuring control of overall risk. Trading parameters are set on a dynamic basis and are robust enough to incorporate changes required due to market conditions and  clients’ trading potential.

•
The SMC Group uses internal ‘scrip-based margining’, which is based on various parameters including impact cost, liquidity, volatility and share price fundamentals. The SMC Group maintains scrip level, group level and segment level margins and limits. The scrip list with new margin rates is revised using established parameters on a periodic basis. The Group strictly follows exchange defined derivative margining systems for its forward and options trading.

•
Company-Level Risk management: Technology is optimized internally to implement established risk policies, create and maintain support to end users and implement robust data and network backup plans so that the Group can reduce company-wide risk in its business.

Internal Controls

The SMC Group’s internal controls have been designed to ensure that all assets are safeguarded and protected against loss from unauthorized use or disposition, that transactions are executed in accordance with management’s authorization, and all the transactions are properly recorded and accounting records are adequate for the preparation of financial statements and other financial information.

The Group’s internal controls are supplemented by an extensive program of internal audits, review by management and documented policies, guidelines and procedures. Its internal audit department conducts, monitors and keeps regular audit of various departments, transactions and activities to identify weaknesses and deficiencies so that corrective measures can be taken expeditiously and at the proper time.  The internal audit department works in accordance with the guidelines, directions and policies of the SMC Group.

Further, all matters of significance are reported to the SMC Group’s audit committee and its statutory auditors.

Properties

The Group operates its businesses, including its office in Dubai, out of leased properties. Its registered and corporate offices in New Delhi are owned by SMC.

Employees

The SMC Group’s total number of employees was 183, 502 and 905 on March 31, 2005, 2006 and 2007, respectively.

The SMC Group believes that its ability to grow depends to a significant extent on its ability to attract and retain the best talent in the market place. The key elements of SMC’s human resource strategy include:

•	Objectively set performance-based fixed and variable reward and recognition mechanism.

•	Work culture designed and evolved around the principles of ownership and accountability.

•	Creating a second line support for all key positions through employee career planning processes.

•	Regular on and off site training programs for skill enhancement.

REGULATION AND SUPERVISION OF THE SMC GROUP

Overview

The SMC Group’s operations in India and Dubai are regulated by various authorities, including the Securities and Exchange Board of India (SEBI), the stock exchanges on which the SMC Group has a seat and self-regulatory organizations covering specific sectors of the financial services industry.  Changes in the supervisory and regulatory regimes of the jurisdictions and sectors in which the SMC Group operates will determine to some degree its ability to expand into new markets, the services and products that it will be able to offer in those markets and how the Group structures specific operations.

The principal regulatory structures that apply to the Group’s operations are discussed below. You should note that this discussion is based on the current provisions of the laws and regulations in India, and the judicial and administrative interpretations of those provisions, all of which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions.

Laws and Regulations of General Applicability to Financial Services Companies

Reserve Bank of India Act, 1934 (RBI Act)

The RBI Act authorizes the Reserve Bank of India to regulate the issue of bank notes and the keeping of reserves with a view to securing monetary stability in India and generally to operate the currency and credit system of India to its advantage.  The RBI Act has been amended from time to time and now provides that a Non Banking Financial Company (NBFC) must, prior to commencing operations, obtain a certificate of registration and have a minimum net capital of INR 2.50 million and a maximum of INR  20 million.

Under the RBI Act, every NBFC is obligated to transfer not less than 20% of its net profits every year to a special reserve fund before it can declare any dividend.  No appropriation can be made from the fund for any purpose without prior written approval of the Reserve Bank of India (RBI).

The Non Banking Financial Companies Prudential Norms (Reserve Bank) Directions, 1998 (Prudential Norms) require NBFCs to have a well defined investment policy, comply with the  Accounting Standards and Guidance Notes issued by the Institute of Chartered Accountants of India in so far as they are not inconsistent with the guidelines of RBI.  The Prudential Norms would not be applicable to an NBFC, being an investment company, to which the following applies:

•	it holds investments in the securities of its group/holding/subsidiary companies,

•	the book value of such holding is not less than ninety (90) percent of its total assets,

•	it is not trading in such securities, and

•	it is not accepting/holding public deposits.

Foreign Exchange Management Act (FEMA)

Foreign investment in Indian securities is regulated by the Foreign Exchange Management Act, 1999, as amended (FEMA).  Under Section 6(3) (b) of FEMA, the Reserve Bank of India (RBI) has the authority to prohibit, restrict or regulate the transfer or issue of any Indian security by a person outside India. The RBI has prescribed the Foreign Exchange Management (Transfer or Issue of Security by a Person Resident Outside India) Regulations, 2000, pursuant to which the residents of India cannot undertake any transaction with persons outside India, sell, buy, lend or borrow foreign currency, issue or transfer securities to non-residents or acquire or dispose of any foreign security without the permission (general or special) of the RBI. In terms of regulations made under FEMA and circulars issued from time to time, the RBI has accorded general permission for a range of transactions, with and without monetary limits and other conditions and restrictions.

While the Government of India’s industrial policy and the RBI regulations prescribe the limits and the conditions subject to which foreign investment can be made in different sectors of the Indian economy, FEMA regulates the precise manner in which such investment may be made.  Under the industrial policy and the RBI regulations, unless specifically restricted, foreign investment is freely permitted in almost all sectors of the Indian economy up to any extent and without any prior approvals, but the foreign investor is required to follow certain procedures for making such investment. The government bodies responsible for granting foreign investment approvals are the Foreign Investment Promotion Board of the Government of India (FIPB) and the RBI.

Under the sector-specific guidelines of the FIPB and RBI regulations, the following caps for foreign direct investment in NBFCs currently apply:

•
Foreign direct investments/investments by non-resident Indians in NBFC activities including merchant banking, underwriting, portfolio management, investment advisory, financial consulting, stock brokerage, asset management, venture capital and others must comply with the following requirements:

•	Minimum capitalization norms for fund-based NBFCs:

•	$500,000 for foreign direct investments of up to 51% of the total voting stock outstanding.

•	$5 million for foreign direct investments of more than 51% and less than or equal to 75% of the total voting stock outstanding.

•
$50 million for foreign direct investments of more than 75% of the total voting stock outstanding, of which $75 million needs to be provided at the outset and the balance needs to be provided within 24 months.

•	Minimum capitalization norms for non-fund based activities: Minimum capitalization norm of $0.5 million is applicable in respect of all permitted non-fund based NBFCs with foreign investment.

•
Foreign investors can establish 100% operating subsidiaries without the condition to disinvest a minimum of 25% of its equity to Indian entities, subject to compliance with the minimum capitalization norms above.

•
Joint venture-operating NBFC’s that have 75% or less in foreign investment are also permitted to establish subsidiaries for the purpose of undertaking other NBFC activities, subject to the subsidiaries also complying with the applicable minimum capital inflow.

•
Foreign direct investments in the NBFC sector is automatic without FIPB approval subject to compliance with guidelines as provided in Press Note 4 of 2006 issued by the RBI’s Ministry of Commerce and Industries in this regard.

Government approval is required for investment in certain sectors, such as petroleum (other than refining), defense and strategic industries and for investment in certain other circumstances.  Also, the following investments would require the prior permission of the FIPB:

•	investments in excess of specified sector caps;

•
investments by any person who has or had an existing or previous venture in India, or a technology transfer/trade mark agreement in the same or allied field as that of the Indian company in which the foreign direct investments is proposed (except in the IT sector);

•	investment exceeding 24% of shares of entities manufacturing items reserved for small scale industries;

•	investment in industries for which industrial licensing is compulsory; and

•	all proposals relating to the acquisition of shares of an Indian company which involve a transfer of shares from a resident Indian to a foreign investor (including a non resident Indian).

The government of India has indicated that in all cases where foreign direct investment is allowed on an automatic basis without FIPB approval, the RBI would continue to be the primary agency for the purposes of monitoring and regulating foreign investment.  In cases where FIPB approval is obtained, no approval of the RBI is required except, in the case of share issuances by Indian companies, with respect to fixing the issuance price.  Every Indian company issuing shares or convertible debentures in accordance with the RBI regulations is required to submit a report to the RBI within 30 days of receipt of the consideration and another report within 30 days from the date of issue of the shares to the non-resident purchaser.

A person resident outside India who is not a Non-Resident Indian may transfer by way of sale the shares held by him to any other person resident outside India without the prior approval of the RBI.  Further, a person resident outside India may transfer any security held by him to a person resident in India subject to the prior approval of the RBI, unless such a transfer is by way of gift.

The Securities and Exchange Board of India Act, 1992

The Securities and Exchange Board of India Act, 1992 (SEBI Act) established the Securities and Exchange Board of India (SEBI), whose function is to protect the interests of investors and promote the development of and regulate the securities markets.  In particular, the SEBI is empowered to:

•	regulate transactions on stock exchanges and any other securities markets;

•	register and regulate the activities of stock brokers, sub-brokers, merchant bankers, underwriters, portfolio managers, investment advisers and other intermediaries;

•	register and regulate the activities of depositories and participants;

•	prohibit fraudulent and unfair trade practices relating to the securities markets;

•	prohibit insider trading in securities;

•	regulate substantial acquisition of shares and takeover of companies;

•	prohibit fraudulent and unfair trade practices relating to securities markets;

•
requesting information from and undertaking inspections and conducting inquires and audits of the stock exchanges, mutual funds, other persons associated with the securities market, intermediaries and self-regulatory organizations in the securities market.

SEBI has investigative powers when it has reasonable grounds to believe that:

•	the transactions in securities are being dealt with in a manner detrimental to the investors or the securities market; or

•	any intermediary or any person associated with the securities market has violated any of he provisions of the SEBI Act or the rules or the regulations made or directions issued by the SEBI thereunder.

Under Regulation 11A(1)(a) of the Securities and Exchange Board of India Act, 1992 SEBI has the power to make rules and regulations under Section 29 and Section 30 of the Act, respectively, and issue directions under regulation 11B of the Act, all for the protection of investors.

Under Chapter VI of the SEBI Act, powers of adjudication and levying of penalties have been vested with SEBI.  Various penalties can be levied for the failure to furnish information or returns, the failure to redress investors’ grievances, the commission of defaults, insider trading and unfair trade practices.  Securities Appellate Tribunals have been established to hear appeals from SEBI orders.  The powers of these tribunals are broad in scope.

The SEBI (Prohibition of Insider Trading) Regulations, 1992

The SEBI (Prohibition of Insider Trading) Regulations, 1992 (Insider Trading Regulations) provide that a corporate insider cannot deal in securities of a company listed on any stock exchange when in possession of any unpublished price sensitive information relating to those securities, or communicate, counsel or procure directly or indirectly any unpublished price sensitive information to any person.  A person who nonetheless receives such unpublished price sensitive information is prohibited from dealing in securities.  Further, a company cannot deal in the securities of another company or associate of that other company while in possession of any unpublished price sensitive information relating to those securities.  The term “insider” is interpreted fairly broadly under Indian law.

The Insider Trading Regulations further provide that all listed companies and organizations associated with the securities market, including intermediaries, asset management companies and trustees of mutual funds) should develop a code of internal procedures and conduct based on the “Model Code of Conduct” specified under the Insider Trading Regulations.

Further, the regulations mandate disclosure of the number of shares or voting rights held by any person who holds in excess of 5% of the shares or voting rights of a listed company.  Any change in this shareholding must be communicated to the SEBI. The disclosure is required only when the person holds in excess of 5% of the shares or voting rights of a listed company.

Regulation of Brokerage Activities

The SMC Group’s equities brokerage activities are regulated by the SEBI (Stock-Brokers and Sub-Brokers) Rules, 1992 and the SEBI (Stock-Brokers and Sub-Brokers) Regulations, 1992, the Securities Contracts (Regulation) Act, 1956 (“SCRA”), the Securities Contracts (Regulations) Rules, 1957 (“SCRR”) and the by-laws of the stock exchanges of which it has membership (“by-laws”). The SEBI Regulations govern the registration and functioning of stockbrokers, sub-brokers and the trading members of the stock exchanges. The regulations prescribe the criteria, standards and the procedure for registration of stock-brokers, sub-brokers and persons seeking to be trading members of stock exchanges. The intermediaries are required to abide by a code of conduct prescribed by these regulations. The penalties for failure to comply with the regulations are also laid down. SEBI has the authority to inspect the books of accounts of the intermediaries and take such appropriate action as it deems fit after giving an opportunity for hearing. The SCRA empowers the Government of India and SEBI to make and amend rules, pursuant to which the SCRR have been made. The SCRA also empowers stock exchanges recognized by SEBI to frame bye-laws to regulate the conduct of their members. The SCRR, inter alia, regulates the conditions of eligibility for a stock broker to be admitted to membership of a stock exchange.

A sub-broker is defined as any person not being a member of a stock exchange who acts on behalf of a stock broker as its agent or otherwise for assisting the investors in buying, selling or dealing in securities through such stock brokers.

SEBI also regulates margin trading and derivatives trading through various circulars that it has issued from time to time.

Regulation of Merchant Banking Activities

The SMC Group’s merchant banking activities are regulated by the (Merchant Bankers) Rules, 1992 and the SEBI (Merchant Bankers) Regulations, 1992.  The SMC Group (through its group company) is registered as a “Category I Merchant Banker” with SEBI.  In order to operate as a merchant banker, a person has to be registered in Category I prescribed under the regulations.

The regulations also contain restrictions on the appointment and responsibilities of lead managers.  Upon registration, a merchant banker is required to abide by a code of conduct prescribed by these regulations.  The penalties for failure to comply with the regulations are specified in the regulations.  SEBI has the authority to inspect the merchant bankers’ books of accounts and take action at its discretion after providing an opportunity for a hearing.

Regulation of Underwriting Activities

The SMC Group’s underwriting activities are regulated by the SEBI (Underwriters) Rules, 1993 and the SEBI (Underwriters) Regulations, 1993 (Underwriter Regulations).  The Group is registered as an Underwriter with SEBI.  The Underwriter Regulations prescribe the criteria, standards and procedure for registration as an underwriter, set forth a capital adequacy requirement and list the duties and responsibilities of underwriters.  Among those are the requirements to enter into an agreement with the client providing details including the duration,  amount underwritten, commission and other variables.  Upon registration, underwriters are required to follow a code of conduct.  The Underwriter Regulations specify the penalties for failure to comply with the regulations.  The SEBI has the authority to inspect the underwriters’ books of accounts and take action at its discretion after giving an opportunity for a hearing.

Regulation of Portfolio Management Activities

The SMC Group’s portfolio management activities are regulated by the SEBI (Portfolio Managers) Rules, 1992 and SEBI (Portfolio Managers) Regulations, 1993 (Portfolio Manager Regulations).  The SMC Group is currently awaiting approval of its application for a Portfolio Manager license from SEBI.  The Portfolio Manager Regulations prescribe the criteria, standards and procedure for registration as a portfolio manager, including what qualifications and experience its personnel must have, and set forth a capital adequacy requirement of INR 5 million (approximately $124,000).  The regulations also prescribe the duties and responsibilities of portfolio managers, along with a code of conduct and the measures to be adopted during dealings with clients.  Penalties for failure to comply with the regulations are contained in the regulations.  The SEBI has the authority to inspect the books of accounts of portfolio managers and take action at its discretion after giving an opportunity for a hearing.

Regulation of Insurance Activities

The Insurance Act, 1938 (Insurance Act) prohibits anyone from paying or contracting to pay any remuneration or reward soliciting or procuring insurance business in India to any person except an insurance agent as licensed under the Insurance Act.  The Insurance Regulatory & Development Authority (IRDA), which was established under The Insurance Regulatory and Development Authority Act, 1991 (IRDA Act), is authorized to issue insurance agency licenses to entities employing insurance executives who possess the necessary qualifications and meet the criteria (including having undergone necessary training) as prescribed Indian insurance laws and regulations.  The SMC Group possesses an IRDA license for insurance brokerage activities.

Regulation of Depositary Activities

The Depositories Act, 1996 provides for the regulation of depositories in securities.  Every person subscribing to securities offered by an issuer has the option either to receive the physical security certificates or hold securities with a depository in “book entry” form.  After obtaining the requisite certificate from SEBI, a depository can enter into an agreement with one or more participants as its agent.  Any person, through a participant, may enter into an agreement with any depository for availing themselves of the depository’s services.

The depository is deemed to be the registered owner for the purposes of effecting transfer of ownership of security on behalf of a beneficial owner.  The depository does not have any voting rights or any other rights in respect of securities held by it.  The beneficial owner of the securities is entitled to all the rights and benefits and is subjected to all the liabilities in respect of his securities held by a depository.

The Securities and Exchange Board of India (Depositories and Participants) Regulations, 1996 contain the eligibility criteria, procedure for obtaining the certificate of registration to operate as a depository participant, and the rights and obligations of the depository participants.  Upon registration, the depository participant is required to adhere to a code of conduct prescribed under these regulations.

Stock Exchange Rules, Regulations and By-laws

The SMC Group is also regulated by the rules, regulations and bylaws of the stock exchanges on which it is registered as a trading member, i.e., the National Stock Exchange (NSE), the Bombay Stock Exchange (BSE), the Multi-Commodity Exchange (MCX), the National Commodity and Derivative Exchange (NCDEX) and the Dubai Gold and Commodities Exchange (DGCX).

The by-laws of Indian stock exchanges generally provide for:

•	the opening and closing of markets and the regulation of the hours of trade;

•	the fixing, altering or postponing of days for settlements;

•	the determination and declaration of market rates, including the opening, closing, highest and lowest prices for securities;

•	the terms and conditions of contracts, including the prescription of margin requirements, if any, and conditions relating thereto, and the forms of contracts in writing; and

•	the regulation of the entering into, making, performance, recession and termination of contracts, including contracts between members or between a member and his constituent.

The SMC Group is a member of the NSE and is required to adhere to the rules and regulations framed by the NSE.  The NSE bylaws’ provisions include those relating to

•	norms, procedures, terms and conditions to be complied with for inclusion of securities in the official list of NSE securities;

•	norms and procedures for admission of trading members;

•	forms and conditions of contracts to be entered into, and the time, mode and manner for performance of contracts between trading members or between trading members and their constituents;

•
determination of fees, system usage charges, deposits, margins and other monies payable to the NSE by trading members, participants and by issuers whose securities are admitted/to be admitted to dealings on the NSE and the scale of brokerage chargeable by trading members;

•
settlement of disputes, complaints, claims arising between trading members as well as between trading members and persons who are not trading members relating to any transaction in securities made on the NSE including settlement by arbitration; and

•	norms and procedures for settlement and clearing of deals.

The SMC Group is also a member of the BSE and is required to adhere to the rules and regulations framed by the BSE.  The rules, by-laws and regulations of the BSE include  provisions relating to

•	listing conditions and requirements;

•	procedures for admission of trading members;

•	applications in respect of new issues or offer for sale;

•	terms and conditions of contracts to be entered into, performance of contracts between trading members or between trading members and their constituents;

•	determination of fees, margin deposits and other monies payable to the BSE by trading members; and

•
settlement of disputes arising between trading members as well as between trading members and persons who are not trading members relating to any transaction in securities made on the BSE including settlement by arbitration.

The criteria for determination of whether an entity can be registered under any of the above regulations are governed by the SEBI (Criteria for Fit and Proper Person) Regulations, 2004.  The SMC Group is also required as an intermediary to be registered under the SEBI (Central Database of Market Participants) Regulations, 2003.

Securities Contract (Regulation) Act, 1956

The Securities Contract (Regulation) Act, 1956 (SCRA) and the rules framed thereunder define the securities that can be traded in India and also lay down the terms and conditions for trading in such securities. The SCRA and the related rules also provide for recognition and regulation of stock exchanges in India, including the BSE of which SMC is a member.

The Companies Act, 1956

The Companies Act deals with issue, allotment and transfer of securities and various aspects relating to company management. It provides for standard of disclosure in public issues of capital, particularly in the fields of company management and projects, information about other listed companies under the same management, and management perception of risk factors. It also regulates underwriting, the use of premium and discounts on issues, rights and bonus issues, payment of interest and dividends, supply of annual report and other information.

SELECTED HISTORICAL FINANCIAL INFORMATION OF THE SMC GROUP

The following financial information is provided to assist you in your analysis of the financial aspects of the proposed transactions. SMC’s historical information is derived from (i) its audited financial statements as of March 31, 2007 and 2006 and for the years ended March 31, 2007, 2006 and 2005 and (ii) its unaudited financial statements as of and for the three months ended June 30, 2007 and 2006.  SAM’s historical information is derived from (i) its audited financial statements as of March 31, 2007 and 2006 and for the years ended March 31, 2007, 2006 and 2005 and (ii) its unaudited financial statements as of and for the three months ended June 30, 2007 and 2006.

The information is only a summary and should be read in conjunction with each of SMC’s and SAM’s historical financial statements and related notes and SMC’s and SAM’s respective Management’s Discussion and Analysis of Financial Condition and Results of Operations contained elsewhere herein. The historical results included below and elsewhere herein are not indicative of the future performance of SMC or SAM.

SMC Global Securities Ltd. Selected Statements of Income Data (in thousands, except per share data)(1)
	For the year ended March 31,				For the three months ended June 30,
	2005	2006	2007	2007 (Unaudited)(2)	2006 (Unaudited)	2007 (Unaudited)	2007 (Unaudited)(3)
Revenues:
Commission income	INR 132,085	INR 222,593	INR 355,176	$8,241	INR 101,093	INR 114,870	$2,831
Proprietary trading, net	66,723	191,238	212,636	4,934	30,545	111,610	2,750
Distribution income, net	166	6,819	21,627	502	4,550	4,891	120
Interest and dividends	20,084	23,652	54,524	1,265	10,242	19,791	488
Other income	10,756	6,542	7,451	173	124	3,489	86
Total revenues	229,814	450,844	651,414	15,115	146,554	254,651	6,275
Expenses:
Exchange, clearing and brokerage fees	83,737	95,228	142,885	3,315	38,925	47,295	1,165
Employee compensation and benefits	12,827	25,360	67,640	1,569	14,758	38,778	956
Information and communication	11,418	21,564	37,455	869	6,282	10,558	260
Advertisement expenses	4,666	23,889	25,210	585	4,655	8,669	214
Depreciation and amortization	6,915	11,639	20,647	479	4,150	8,128	200
Interest expense	19,415	19,566	40,153	932	5,409	13,585	335
General and administrative expenses	14,976	39,237	54,374	1,262	8,689	12,437	306
Total expenses	153,954	236,483	388,364	9,011	82,868	139,450	3,436
Earnings before income taxes	75,860	214,361	263,050	6,104	63,686	115,201	2,839
Income taxes	31,893	71,999	87,070	2,020	19,049	27,913	688
Earnings after income taxes	43,967	142,362	175,980	4,084	44,637	87,288	2,151
Share in profits of equity investee	512	8,809	73,233	1,699	23,906	6,946	171
Earnings before extraordinary gain	44,479	151,171	249,213	5,783	68,543	94,234	2,322
Share in extraordinary gain of equity investee	—	—	3,956	92	—	62,597	1,542
Net income	INR 44,479	INR 151,171	INR 253,169	$5,875	INR 68,543	INR 156,831	$3,864
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	9.66	32.61	33.21	0.77	9.14	12.56	0.31
Basic and diluted: Extraordinary gain	—	—	0.53	0.01	—	8.34	0.21
Basic and diluted: Net income	9.66	32.61	33.73	0.78	9.14	20.90	0.52
Weighted average number of shares used to compute basic and diluted earnings per share	4,605,100	4,636,881	7,505,100	7,505,100	7,505,100	7,505,100	7,505,100

(1) Amounts prepared in accordance with U.S. GAAP as of and for the years ended March 31, 2003 and 2004 are not available without unreasonable effort or expense.
(2) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.
(3) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 40.58, the noon buying rate of the Federal Reserve Bank of New York for rupees on June 29, 2007.

SMC Global Securities Ltd. Selected Balance Sheet Data (in thousands, except per share data)(1)
	As of March 31,			As of June 30,
	2006	2007	2007 (Unaudited)(2)	2007 (Unaudited)	2007 (Unaudited)(3)
Cash and cash equivalents	INR 7,572	INR 18,847	$437	INR 41,827	$1,031
Net working capital	469,089	1,013,417	23,513	1,058,328	26,080
Total assets	1,138,598	1,952,200	42,295	4,382,501	107,996
Total stockholders’ equity	334,249	587,418	13,629	744,810	18,354

(1) Amounts prepared in accordance with U.S. GAAP as of and for the years ended March 31, 2003 and 2004 are not available without unreasonable effort or expense.
(2) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.
(3) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 40.58, the noon buying rate of the Federal Reserve Bank of New York for rupees on June 29, 2007.

SAM Global Securities Ltd. Selected Statements of Income Data (in thousands, except per share data)(1)
	For the year ended March 31,				For the three months ended June 30,
	2005	2006	2007	2007 (Unaudited)(2)	2006 (Unaudited)	2007 (Unaudited)	2007 (Unaudited)(3)
Revenues:
Commission income	INR 83,538	INR 199,162	INR 210,190	$4,877	INR 57,555	INR 51,681	INR 1,274
Proprietary trading, net	65,384	70,991	172,954	4,013	37,719	115,293	2,841
Distribution income, net	—	309	89	2	89	—	—
Interest and dividends	1,480	3,989	8,230	191	1,887	3,939	97
Other income	15	—	—	—	—	26,265	647
Total revenues	150,417	274,451	391,463	9,083	97,250	197,178	4,859
Expenses:
Exchange, clearing and brokerage fees	40,380	128,558	105,576	2,450	30,536	30,228	745
Employee compensation and benefits	8,845	17,394	34,512	801	8,041	10,426	257
Information and communication	8,640	18,061	25,005	580	5,784	4,306	106
Advertisement expenses	1,083	13,929	15,129	351	3,206	2,514	62
Depreciation and amortization	1,493	4,804	7,065	164	1,547	2,024	50
Interest expense	2,385	2,142	3,058	71	640	1,274	31
General and administrative expenses	9,407	12,330	15,383	357	3,003	3,965	98
Total expenses	72,233	197,218	205,728	4,744	52,757	54,737	1,349
Earnings before income taxes	78,184	77,233	185,735	4,309	44,493	142,441	3,510
Income taxes	28,721	24,289	56,109	1,302	13,348	39,238	967
Earnings after income taxes and before extraordinary gain	49,463	52,944	129,626	3,007	31,145	103,203	2,543

Extraordinary gain	—	—	6,592	153	—	890	22
Net income	INR 49,463	INR 52,944	INR 136,218	$3,160	INR 31,145	INR104,093	$2,565
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	4.95	5.29	12.96	.30	3.11	10.41	0.26
Basic and diluted: Extraordinary gain	—	—	0.66	0.02	—	—	—
Basic and diluted: Net income	4.95	5.29	13.62	0.32	3.11	10.41	0.26
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	10,000,057	10,000,057	10,000,057	10,000,057	10,000,057	10,000,057

(1) Amounts prepared in accordance with U.S. GAAP as of and for the years ended March 31, 2003 and 2004 are not available without unreasonable effort or expense.
(2) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.
(3) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 40.58, the noon buying rate of the Federal Reserve Bank of New York for rupees on June 29, 2007.

SAM Global Securities Ltd. Selected Balance Sheet Data (in thousands, except per share data)(1)
	As of March 31,			As of June 30,
	2006	2007	2007 (Unaudited)(2)	2007 (Unaudited)	2007 (Unaudited)(3)
Cash and cash equivalents	INR 9,739	INR 18,074	$419	INR 18,377	$453
Net working capital	200,046	335,310	7,779	397,495	9,796
Total assets	315,620	577,968	13,410	750,966	18,506
Total stockholders’ equity	171,903	308,122	7,149	412,215	10,158

(1) Amounts prepared in accordance with U.S. GAAP as of and for the years ended March 31, 2003 and 2004 are not available without unreasonable effort or expense.
(2) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.
(3) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 40.58, the noon buying rate of the Federal Reserve Bank of New York for rupees on June 29, 2007.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS OF THE SMC GROUP

This discussion and analysis of the financial condition and results of operations of SMC and SAM is based on, and should be read in conjunction with, their audited financial statements as of and for the period ending March 31, 2007, 2006 and 2005 and the accompanying notes and other financial information included elsewhere in this proxy statement.  The audited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

This discussion and analysis of the financial condition and results of operations of SMC and SAM contains forward-looking statements. Statements that are not statements of historical fact, including expressions of beliefs and expectations, are forward-looking in nature and are based on current plans, estimates and projections. Forward-looking statements are applicable only as of the date they are made, and neither we nor the SMC Group undertakes an obligation to update any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statement. These factors include those identified under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements.”

Industry Overview 2006-2007

The Indian economy in general and its stock markets in particular experienced significant growth during the fiscal year ended March 31, 2007.  GDP growth reached 9.2%, compared to 8.4% in the previous 12-month period.  The factors contributing to this growth included favorable demographic dynamics, the savings rate and habits of the Indian middle class, changing investment patterns, increasing consumerism, healthy business confidence, inflows of foreign investment and improvements in the Indian banking system.

The benchmark indices of the Indian capital markets breached historic highs on several occasions during the 2006-07 fiscal year. The BSE Sensex and S&P CNX Nifty rose by 15.9% and 12.3%, respectively, during the fiscal year and market capitalization on the BSE and NSE rose by 17.3% and 19.7%, respectively.  According to the BSE website, the Sensex is calculated on a free float market capitalization-weighted methodology and measures the performance of 30 component stocks representing a sample of large, well-established and financially sound companies.  The NSE website describes the S&P CNX Nifty as a well diversified index of 50 stocks accounting for 22 sectors of the economy.

Total net investment by foreign institutional investors into equity and debt amounted to INR 252.4 billion and INR 56.1 billion, respectively, for the year ended March 31, 2007, and cumulative investment by foreign institutional investors in the Indian market reached INR 2 trillion.

Public offerings of equity and rights offerings during the year ended March 31, 2007 amounted to INR 335,080 million, compared to INR 273,820 million during the previous 12-month period.  IPOs have the largest presence among public offerings of equity.  Of 85 public offerings in India, 77 were IPOs.  Gross proceeds from IPOs rose by 160.64% to INR 285.0 billion from INR 109.4 billion in the fiscal year 2005-06.

Total turnover in the derivatives segment of the NSE in the 2006-07 fiscal year rose by 52.5% to INR 73,562,710 million from INR 48,242,500 million in 2005-06.  Single stock futures contributed 43.5% of total turnover in the 2006-07 fiscal year, followed by index futures (27.3%), calls on index option (5.4%) and puts on index option (5.3%).

In the futures and options segments of the Indian exchanges, the number of contracts and turnover has substantially increased during the 2006-07 fiscal year.  The National Stock Exchange was ranked second in the world in terms of the number of transactions conducted, behind only the New York Stock Exchange (NYSE), and third largest in the world with respect to exchange turnover, just behind the NYSE and NASDAQ.

Executive Overview

The Group derives its revenues from the capital and commodities markets.   As described above, Indian capital and commodities markets have witnessed high growth rates in recent years and the Group has benefited from the favorable developments affecting these markets.  In addition to overall market developments, the SMC Group has been expanding rapidly.   The Group’s management believes that the trends of high economic growth, liberal regulatory and taxation policies and an increased participation of retail and institutional investors in the market will favorably affect its business. These trends, however, may change substantially if the macro economic environment changes, for instance as a result of changes in the political environment or reduced participation by investors in the capital and commodities markets.

The Group believes that an increase in the locations of its financial network, an increase in personnel and an increase in new service offerings are all vital to its future growth.  In addition to gaining new customers, it will be important for the Group to gain additional business from existing customers.  The entry of new players in the market for financial and brokerage services will increase competition in an already competitive market.  The competitive situation may lead to pricing pressure, which could have a material adverse effect on our revenues and net income.   The SMC Group believes, however, that its expansion strategy will enable it to weather these competitive pressures.

Financial Condition and Results of Operations of SMC

Overview

SMC Global Securities Ltd., along with its consolidated subsidiaries and equity affiliates (SMC), is one of the leading Indian stock and commodity brokerage firms and provides a wide range of services such as equities and commodities brokerage, online equities, commodities and derivatives trading, equity research, mutual fund and IPO distribution, merchant banking and corporate finance and insurance brokerage.  SMC also takes proprietary positions through trading and investing in equity products.  Its diversified client base includes corporations, ﬁnancial institutions, high-net-worth individuals and other individuals.

SMC’s activities are divided into four divisions:

•
Equities Trading and Brokerage— SMC facilitates client transactions for a diverse group of corporations, ﬁnancial institutions and individuals and also takes proprietary positions through trading and investing in equity products and derivatives on these products. In addition, it clears client and trading member transactions on major stock, options and futures exchanges in India.

•
Commodities Trading and Brokerage  —  SMC facilitates, subsidiary SMC Comtrade Limited, client transactions for a diverse group of corporations, ﬁnancial institutions, investment funds and individuals and also takes proprietary positions through trading in commodity products and derivatives on these products.

•
Insurance Brokerage—  Through its subsidiary SMC Insurance Brokers Private Limited, SMC is engaged in the distribution of insurance products of all Indian life and non-life insurance companies through its nationwide distribution network.

•	Distribution Business— SMC is engaged in distribution of securities in initial public offerings (IPOs), secondary offerings and mutual funds through its nationwide distribution network.

Recent Developments

SMC’s business associate Comtrade Limited became a wholly-owned subsidiary of SMC effective April 26, 2007.  As a result, SMC also has an indirect ownership of Comtrade’s two subsidiaries, SMC Comex International DMCC, located at Dubai, United Arab Emirates (a member of DGCX) and SMC Insurance Brokers Private Limited, which is a direct broker of both life and non-life insurance products.

Critical Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires SMC management to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  SMC has based its estimates and judgments on historical experience and other assumptions that it finds reasonable under the circumstances.  Actual results may differ from such estimates under different conditions and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, valuation of securities, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.  The following accounting policies require significant estimates and judgments.

Revenue Recognition

Proprietary Trading

Revenues from proprietary trading consist primarily of net trading income earned by SMC when trading as principal. Net trading income from proprietary trading represents trading gains net of trading losses. Proprietary revenue includes both realized and unrealized gains and losses. The profit and loss arising from all transactions entered into for the account and risk of SMC are recorded on a trade date basis.

Derivative financial instruments are used for trading purposes and carried at fair value. Market value for exchange-traded derivatives, principally futures and options, is based on quoted market prices. The gains or losses on derivatives used for trading purposes are included in revenues from proprietary trading. Purchases and sales of derivative financial instruments are recorded on the trade date. The transactions are recorded on a net basis when the legal right of offset exists.

Derivatives held for trading consist of exchange-traded futures and options at market values, as follows:

As of March 31, (Amount in thousands)	2006 INR	2007 INR	2007 $
Exchange traded derivatives held for trading	3,749	7,965	185
Total	3,749	7,965	185

Commission Income

Commission income is recognized on a trade date basis as securities transactions occur. SMC reports commission income on transactions as revenue on gross basis and reports commissions paid to sub brokers as commission expense.

Distribution Income

SMC earns distribution income on the distribution of shares in initial public offerings, mutual funds and other securities on behalf of the lead managers of those offerings, mutual funds and other securities. SMC’s primary obligation is the distribution and collection of the subscription forms through its sub-broker network for which it is compensated by the lead managers. It recognizes distribution income net of distribution revenues attributable to sub-brokers when significant obligations have been fulfilled and the right to recognize revenue has been established.

Securities Transactions

Securities owned consist of securities and derivative instruments used for trading purposes and for managing risk exposure in trading inventory. Proprietary security transactions are recorded on a trade date basis at fair value. Changes in the fair value of securities (i.e., unrealized gains and losses) are recognized as proprietary trading revenues in the current period.

Marketable securities are valued at market value, based on quoted market prices and securities not readily marketable are valued at fair value as determined by management.

Investments

Equity securities held for purposes other than trading which do not have a readily determinable fair value, are accounted at cost or under the equity method of accounting subject to an impairment charge for any other than temporary decline in value.  The impairment is charged to income.  In order to determine whether a decline in value is other than temporary, SMC evaluates, among other factors, the duration and extent to which the value has been less than the carrying value, the financial condition of and business outlook for the investee, including key operational and cash flow indicators, current market conditions and future trends in the industry and the intent and ability of the company to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

Investments consist of:

As of March 31, (Amount in thousands)	2006 INR	2007 INR	2007 $
Investments accounted for by equity method	29,229	106,418	2,469
Investments carried at cost	1,959	1,959	46
Total	31,188	108,377	2,515

Investments Accounted for by Equity Method

As part of its corporate strategy and in the normal course of its business, SMC makes investments in the equity of companies which are engaged in businesses similar to its core business.

Until March 31, 2007, SMC held 40,000 shares, representing a 40.0% interest, in SMC Comtrade Limited. (SMC Comtrade). SMC accounted for its share of equity in earnings (losses) of SMC Comtrade under the equity method of accounting.

SMC’s equity in the gain of SMC Comtrade for the years ended March 31, 2005, 2006 and 2007 was INR 512,000, INR 8.81 million and INR 73.23 million, respectively. The carrying amount of equity investments as of March 31, 2006 and 2007 was INR 29.23 million and INR 106.42 million, respectively.  SMC’s equity in the extraordinary gain of SMC Comtrade as of March 31, 2007 was INR 3.96 million.

Summarized balance sheet information for SMC Comtrade is as follows:

As of March 31, (Amount in thousands)	2006 INR	2007 INR	2007 $
Total Assets	695,403	757,248	17,570
Total Liabilities and Shareholder’s equity	695,403	757,248	17,570

Major items of SMC Comtrade’s assets and liabilities are as follows:

As of March 31, (Amount in thousands)	2006 INR	2007 INR	2007 $
Assets
Receivables	324,930	112,031	2,599
Securities owned and investments	129,115	256,152	5,943
Deposits with clearing organizations and others	229,976	142,548	3,307
Liabilities
Payables	395,300	322,889	7,492
Debts	130,802	108,720	2,523
Shareholders’ equity	73,072	265,804	6,167

Summarized statement of income information for SMC Comtrade is as follows:

As of March 31, (Amount in thousands)	2005 INR	2006 INR	2007 INR	2007 $
Revenue	18,406	81,169	327,606	7,601
Expenses	16,274	47,783	88,953	2,064
Net Income	1,281	22,024	192,273	4,461

Major items of SMC’s revenues and expenses are as follows:

As of March 31, (Amount in thousands)	2005 INR	2006 INR	2007 INR	2007 $
Revenue
Commission income and proprietary trading	15,940	72,659	239,068	5,547
Expenses
Exchange, clearing and brokerage fees	11,715	35,279	55,426	1,286

As of March 31, 2006 and 2007, guarantees of INR 220.00 million and INR 246.50 million were provided by various banks to exchange clearing houses for SMC Comtrade, in the ordinary course of business, as a security for due performance and fulfillment by SMC Comtrade of its commitments and obligations. As of March 31, 2006 and 2007, guarantees of INR 220.00 million and INR 295.00 million were provided by various banks to Indian sales tax authorities for SMC Comtrade, in the ordinary course of business.

Investments Accounted for at Cost

SMC holds 970,000 shares, representing a 9.7% interest, in SAM Global Securities Limited (SAM). The carrying value of the investment at original acquisition cost is INR 1.96 million.  SMC accounts for its investment in SAM at cost.  The market value of the said investment is not readily determinable. Based on a review of the financial statements of SAM, SMC has determined that there is no impairment in the carrying value of the investment.

Results of Operations

The following table sets forth an overview of SMC’s results of operations for the time periods stated.

	For the year ended March 31, (in thousands, except per share data)				As of and for the three months ended June 30,
	2005	2006	2007	2007 (Unaudited)(1)	2006 (Unaudited)	2007 (Unaudited)	2007 (Unaudited)(2)
Net Revenues	INR 229,814	INR 450,844	INR 651,414	$15,115	INR 146,554	INR 254,651	$6,275
Pre Tax Earnings	75,860	214,361	263,050	6,104	63,686	115,201	2,839
Income taxes	31,893	71,999	87,070	2,020	19,049	27,913	688
Earnings after income taxes	43,967	142,362	175,980	4,084	44,637	87,288	2,151
Share in profits of equity investee	512	8,809	73,233	1,699	23,906	6,946	171
Earnings before extraordinary gain	44,479	151,171	249,213	5,783	68,543	94,234	2,322
Share in extraordinary gain of equity investee	—	—	3,956	92	—	62,597	1,542
Net income applicable to Common Shareholder	INR 44,479	INR 151,171	INR 253,169	$5,875	INR 68,543	INR 156,831	$3,864
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	9.66	32.61	33.21	0.77	9.14	12.56	0.31
Basic and diluted: Extraordinary gain	—	—	0.53	0.01	—	8.34	0.21
Basic and diluted: Net income	9.66	32.61	33.73	0.78	9.14	20.90	0.52

(1) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.
(2) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 40.58, the noon buying rate of the Federal Reserve Bank of New York for rupees on June 29, 2007.

Three Months Ended June 30, 2007 compared to Three Months Ended June 30, 2006

Revenues

Total revenues were INR 254.65 million for the quarter ended June 30, 2007, an increase of 74% compared to quarter ended June 30,  2006.   SMC derived 45% of its revenues from commission income, 44% from proprietary trading and 11% from Other Income.  Other Income comprised distribution income, interest and dividend income and other income.

Commission revenues increased by INR 13.78 million, or 14%, compared to the quarter ended June 30, 2006.  This increase was primarily driven by an increase in the number of SMC Group customers from 42,000 in the quarter ended June 30, 2006 to 72,000 in the quarter ended June 30, 2007, representing a growth of 71%, which, in turn, was driven partially by SMC’s aggressive expansion.

Proprietary trading revenues increased by INR 81.07 million, an increase of 265% compared to the quarter ended June 30, 2006.  The increase was driven by higher turnover in proprietary trading and by investment of additional funds.

During the quarter ended June 30, 2007, Other Income increased by INR 13.26, or 89%, compared to the quarter ended June 30, 2006. The increase was mainly due to an increase in our share of the market for the distribution of IPO securities and mutual funds and rising interest income on deposits retained in banks to meet SMC’s increasing working capital requirements.

Expenses

SMC’s expenses principally consist of exchange clearing and brokerage fees, employee compensation and benefits, information and communication expenses, advertisement expenses, depreciation and amortization, interest expense and general and administrative expense.  Total expenses increased by INR 56.58 million, or 68%, compared to the quarter ended June 30, 2007.

Exchange, clearing and brokerage fees increased by INR 8.37 million, or 22%, compared to the quarter ended June 30, 2006.  The increase was due to an increase in turnover in capital markets, derivatives and commodities exchange trading.

Employee compensation and benefits increased by INR 24.02 million, or 163%, compared to the quarter ended June 30, 2006, as a result of an increase in the number of employees and salary levels.  The former in turn was driven by an increase in the number of branches and higher marketing, trading and back office activities.   The number of SMC employees increased from 396 to 842  as compared to the quarter ended June 30, 2006

Information and communication expenses increased by INR 4.28 million, or 68%, as compared to the quarter ended June 30, 2006.  The increase was driven by higher spending on promotional materials and forms.

Advertisement expenses increased by INR 4.01 million, or 86%, as compared to the quarter ended June 30, 2006, due to continuing aggressive brand building through television, print media and sponsoring seminars.

Depreciation and amortization expenses increased by INR 3.98 million, or 96%, as compared to the quarter ended June 30, 2006.  The increase was driven by purchases of fixed assets to meet growth in business activity.

Interest expense increased by INR 8.18 million, or 151%, compared to the quarter ended June 30, 2006. The increase was due to higher utilization of finance and an increase in interest rates.

General and administrative expenses increased by INR 3.75 million, or 43%, compared to the quarter ended June 30, 2006.  The increase in expenses is due to normal business growth.

Fiscal Year Ended March 31, 2007 compared to Fiscal Year Ended March 31, 2006

Revenues

Total revenues were INR 651.4 million in the fiscal year ended March 31, 2007, an increase of 44% over the corresponding 12-month period in 2006.  In 2006-07, SMC derived 55% of its revenues from commission income, 33% from proprietary trading and 8% from interest and dividends.

Commission revenue increased by INR 132.58 million, an increase of 60% over the 2005-06 period.  The increase was mostly due to the addition of new customers and an increase in the volume of business from existing customers. Approximately 9,800 new customers were added to the customer base during the year.

Proprietary trading revenue increased by INR 21.40 million, an increase of 11% over 2005-06.  The increase was driven by higher turnover in proprietary trading by investment of additional funds.

In 2007 interest and dividend income increased by INR 30.872 million, an increase of 131% over 2006-07.  The increase was mainly due to an increase in interest income on deposits retained in banks to meet SMC’s increasing working capital requirements.

Expenses

SMC’s expenses principally consist of exchange clearing and brokerage fees, employee compensation and benefits, information and communication expenses, advertisement expenses, depreciation and amortization, interest expense and general and administrative expense.  In the year ended March 31, 2007, total expenses increased by INR 151.88 million, or 64%, over the 2005-06 period.

Exchange, clearing and brokerage fees increased by INR 47.66 million, or 50%, over 2005-06.  The increase was due to higher commissions paid to sub brokers (accounting for a 24% increase), transaction charges to exchanges (accounting for 14%) and write-offs of securities transaction taxes accounting for 12%).

Employee compensation and benefits increased by INR 42.28 million, or 167%, compared to 2005-06.  The increase was due to an increase in the number of employees and salary levels.  The former in turn was driven by an increase in the number of branches and higher marketing, trading and back office activities.  The number of employees increased from 219 to 609 during the year.

Information and communication expenses increased by INR 15.89 million, or 74%, over 2005-06. The increase was driven by higher spending on promotional material and forms.

Advertisement expenses increased by INR 1.32 million, or 6%, over 2005-06, due to continuing aggressive brand building through television and print media.

Depreciation and amortization expenses increased by INR 9.01 million, or 77%, over 2005-06.  The increase was driven by purchases of fixed assets to meet growth in business activity.

Interest expense increased by INR 20.59 million, or 105%, over 2005-06.  The increase was due to higher utilization of finance and an increase in interest rates.

General and administrative expenses increased by INR 15.14 million, or 39%, over 2005-06.  The increase is principally due to higher spending on stamp duties (accounting for a 14% increase), legal and professional charges (accounting for 12%) and repairs and maintenance (accounting for 11%).

Fiscal Year Ended March 31, 2006 compared to Fiscal Year Ended March 31, 2005

Revenues

Total revenues were INR 450.8 million in 2005-06, an increase of 96% over the previous 12-month period. SMC derived 49% of its revenues in 2005-06 from commission income, 42% from proprietary trading and 5% from interest and dividends.

Commission revenues increased by INR 90.5 million, an increase of 69% compared to 2004-05.  The increase was mostly due to the addition of new customers and an increase in the volume of business from existing customers. Approximately 7,500 new customers were added to the customer base during the year.

Proprietary trading revenues increased by INR 124.52 million, an increase of 187% over 2004-05. The increase was driven by higher turnover in proprietary trading by investment of additional funds.

Interest and dividend income increased by INR 3.57 million, or 18%, over 2004-05. The increase was mainly due to an increase in interest income on deposits retained in banks to meet SMC’s increasing working capital requirements.

Expenses

Total expenses increased by INR 82.53 million, or 54%, over 2004-05.  Exchange, clearing and brokerage fees increased by INR 11.49 million, or 14%, over the 2004-05 fiscal year. The increase was principally due to higher commission paid to sub brokers and higher transaction charges to exchanges (increasing expenses by 32%), partially offset by lower write offs of securities transaction tax compared with 2004-05 (decreasing expenses by 14%).

Employee compensation and benefits increased by INR 12.53 million, or 98%, over 2004-05.  The increase was due to an increase in the number of employees and salary levels.  The former in turn was driven by an increase in the number of branches and higher marketing, trading and back office activities.  The number of employees increased from 103 to 219 during the year.

Information and communication expenses increased by INR 10.15 million, or 89%, over 2004-05.  The increase was driven by higher spending on promotional material and forms.

Advertisement expenses increased by INR 19.22 million, or 412%, over 2004-05 due to commencement of aggressive brand building in 2005-06.

Depreciation and amortization expense increased by INR 4.72 million, or 68%, over 2004-05.  The increase was driven by purchases of fixed assets to meet growth in business activity.

Interest expense increased by INR 152,000, or 1%, over 2004-05.  The increase was due to higher utilization of financing and an increase in interest rates.

General and administrative expenses increased by INR 24.26 million, or 162%, over 2004-05.  The increase was principally due to a litigation reserve of INR 10 million created in the 2005-06 fiscal year (accounting for a 66% increase), as well as higher spending on repairs and maintenance (accounting for 49%), legal and professional charges (accounting for 16%) and stamp duty expenses (accounting for 6%).

Performance by Financial Market Segment

Capital Markets

During the quarter ended June 30, 2007, SMC’s turnover, or trading volume, in the Capital Markets segment of the NSE was INR 114.47 billion, as compared to INR 79.69 billion in the quarter ended June 30, 2006, registering a year-on-year growth of 43.64%.  This growth was attributable to an increase in the number of SMC Group customers from 42,000 in the quarter ended June 30, 2006 to 72,000 in the quarter ended June 30, 2007, which, in turn, was driven partially by SMC’s aggressive expansion.

During the 2006-07 fiscal year, SMC’s turnover in the Capital Markets segment of the NSE was INR 311.57 billion, as compared to INR 254.59 billion in the 2005-06 fiscal year, registering a growth of 22.38%.  The growth was attributable to an increase in the number of customers from 35,000 in 2005-06 to 58,000 in 2006-07, which, in turn, was driven partially by SMC’s aggressive expansion into new Indian territories, especially southern and western India.

Futures and Options

During the quarter ended June 30, 2007, SMC’s turnover in the Futures & Options segment of the NSE was INR 789.14 billion as compared to INR 600.44 billion in the quarter ended June 30, 2006, representing a growth of 31.43%.  The increase was due to SMC’s capturing new clients and increased trading volume from its existing clients. The growth in new clients was helped by the changing investment patterns among Indian investors, who are increasingly becoming aware of futures and options trading.

During the 2006-07 fiscal year, SMC’s turnover in the Futures & Options segment of the NSE was INR 1,597 billion as compared to INR 995 billion in the previous year, representing a growth of 60.49%.  The increase was due to SMC’s capturing new clients and increased trading volume from its existing clients. The growth in new clients was helped by the changing investment patterns among Indian investors, who are increasingly becoming aware of futures and options trading.  It was also helped by the expansion of SMC’s equity research business, with the number of employees growing from 12 to 25, as well as a strengthening of databases and research tools.

Commodities Markets

SMC’s wholly-owned subsidiary, SMC Comtrade Ltd., is a member of the two largest commodities exchanges in India, the National Commodities and Derivatives Exchange Ltd. (NCDEX) and the Multi Commodity Exchange of India Ltd. (MCX). During the quarter ended June 30, 2007, turnover of SMC Comtrade Ltd. on the NCDEX was INR 167.69 billion as compared to INR 128.91 billion in the quarter ended June 30, 2006, representing a growth of 30%.  In MCX, SMC’s turnover fell from INR 114.38 billion in the quarter ended June 30, 2006 to INR 82.20 billion in the quarter ended June  30, 2007.  The growth on both exchanges was attributable to SMC’s expansion into new geographic markets in India and increasing awareness among Indian investors of commodities markets, partially offset by a reduction in revenues from agriculture commodities futures, as the Indian government took steps to curb inflationary pressures.

During the 2006-07 fiscal year, turnover of SMC Comtrade Ltd. on the MCX was INR 386.40 billion as compared to INR 334.69 billion in 2005-06, representing a growth of 15.45%.  On the NCDEX, SMC’s turnover fell from INR 447.85 billion in 2005-06 to INR 414.48 billion in 2006-07.  The growth on both exchanges was attributable to SMC’s expansion into new geographic markets in India and increasing awareness among Indian investors of commodities markets, partially offset by a reduction in revenues from agriculture commodities futures, as the Indian government took steps to curb inflationary pressures.

Distribution of IPOs and Mutual Funds

SMC’s distribution revenues increased to INR 35.19 million during the quarter ended June 30, 2007 from INR 23.85 million in the quarter ended June 30, 2006. This represents a growth rate of 48%.. The increase was attributable to an increase in the investor base over the period.

SMC’s distribution revenues increased to INR 117 million during the 2006-07 fiscal year from INR 37 million in the prior year. This represents a growth rate of 315.59%.

Liquidity and Capital Resources

SMC’s senior management establishes the overall liquidity and capital policies of the company. The company’s liquidity and funding risk management policies are designed to ensure that SMC is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing SMC’s business are shareholder’s equity and overdraft facilities from banks.  SMC’s cash and cash equivalents are held in Indian rupees.

As a broker-dealer registered in India, SMC is subject to regulatory requirements to ensure the maintenance of minimum levels of net capital. As of June 30, 2007, SMC’s net capital exceeded the net capital requirements.

SMC’s debt financing is generally obtained through the use of overdraft facilities from banks.  The interest rates on such borrowings reflect market rates of interest at the time of the transactions.  The balance of these facilities was INR 133.37 million as of March 31, 2006, INR 572.03 million as of March 31, 2007 and INR 584.92 million at June 30, 2007, at average effective interest rates of 8.2%, 9.8% and 11.0%, respectively.  Deposits have been placed by SMC with bankers to secure these debts.  These deposits are classified in the balance sheet under “Deposits with clearing organizations and others.”  SMC experiences no seasonality in borrowings.

For additional information on overdrafts and long term debt, see Note 11 of the notes to SMC’s audited financial statements, appearing elsewhere in this proxy statement.

Cash Flows

Three Months Ended June 30, 2007 compared to Three Months Ended June 30, 2006

SMC used INR 182.08 million for operating activities during the quarter ended June 30, 2007.  The net cash outflow was mainly used to finance the increased investment in receivables from customers and related parties, accrued expenses, repayment of bank overdrafts and an increase in other assets due to growth in business volume.  SMC also invested in the purchase of computer hardware and software, furniture, and satellite and other equipment, resulting in net cash used in investing activities of INR 98.68 million in the quarter ended June 30, 2007. These investments were mainly financed from a reinvestment of profits and customer and related party balances, securities owned and a reduction of deposits with clearing organizations. The net increase in cash and cash equivalents was INR 22.98 million during the quarter ended June 30, 2007.

SMC used INR 114.56 million for operating activities during the quarter ended June 30, 2006.  The net cash outflow was mainly used to finance the increased investment in receivables from customers, repayment of bank overdrafts and an increase in deposits with clearing organizations due to growth in business volume.  SMC also invested in the purchase of computer hardware and software, furniture, and satellite and other equipment, resulting in net cash used in investing activities of INR 11.38 million in the quarter ended June 30, 2006. These investments were mainly financed from a reinvestment of profits and customer and related party balances and securities owned. The net decrease in cash and cash equivalents was INR 0.93 million during the quarter ended June 30, 2007.

Fiscal Year Ended March 31, 2007 compared to Fiscal Year Ended March 31, 2006

SMC used INR 295.64 million in operating activities during 2006-07. The net cash was mainly used to finance the increased investment in deposits and receivables with clearing organizations, owned securities and other assets due to growth in volume of business.  SMC also invested in the purchase of computer hardware and software, furniture, satellite and other equipment resulting in net cash used in investing activities of INR 52.15 million in 2006-07. These investments were mainly financed from bank overdrafts, reinvestment of profits and customer and related party balances. The net increase in cash and cash equivalents was INR 11.28 million during the 2006-07 fiscal year.

In the 2005-06 fiscal year, net cash used by operating activities was INR 86.17 million. The cash was mainly used to fund increase in owned securities and deposits with clearing organizations.  In that same year, SMC  made investments to increase infrastructure resulting in net cash used in investing activities of INR 30.92 million. These investments were financed from bank overdraft, a capital contribution by the promoters, reinvestment of profits and customer, broker and clearing organization balances. The net decrease in cash and cash equivalents was INR 1.61 million thousands during the year.

SMC believes that its cash profits, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the company believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Use of Proceeds of Share Purchase

SMC plans to utilize the funds received from the issuance of new shares in the transactions in the expansion of its business. The company plans to increase its distribution network through the opening of new branches and acquisition of other brokers.  SMC also plans to invest funds to offer new products and services to its customers and to fund increase in securities, deposits, receivables, property, plant and equipment and other general purposes of the business.

Market Risk

Market Risk arising from Trading Activities

Market risk is the risk that price changes could affect the value of the securities positions that arise from normal trading activity.  Market risk increases when markets move sharply and volatility increases.

SMC’s exposure to market risk is determined by a number of factors, including size, composition and diversification of positions held, market volatility and changes in interest and foreign exchange rates. The overall level of market risk from financial instruments is often limited by other financial instruments recorded both on and off balance sheet. Management actively monitors its market risk by reviewing the effectiveness of hedging strategies and setting market risk limits. SMC manages market risk with central oversight, analysis and formation of risk policy, specific maximum risk levels to which the individual trader must adhere and continuous monitoring by senior management.

The following table represents the fair value of trading inventories associated with SMC’s trading activities as of March 31, 2007:

(Amount in thousands)	INR	$(1)
Securities owned:
Marketable, at market value	378,855	8,790
Not readily marketable, at estimated fair value	2,694	63
Total	381,549	8,853

Derivatives held for trading	7,965	185
Total	7,965	185

(1) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.

The following table represents the carrying value of investments held by SMC as of March 31, 2007 for purposes other than trading. These investments are held by SMC for long term strategic business purposes. Given the purpose and financial performance of these investments, SMC believes that valuation risk associated with these investments is minimal.

(Amount in thousands)	INR	$(1)
Investments accounted for by equity method	106,418	2,469
Investments carried at cost	1,959	45
Total	108,377	2,514

(1) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.

SMC considers its interest rate exposure to be immaterial since it does not have significant investments in debt securities.  As of March 31, 2007, SMC’s foreign currency exposure was limited to investments made by its equity affiliate in the equity of its subsidiary company based in Dubai. With this exception, all of SMC’s assets and liabilities are denominated in Indian rupees.

Credit Risk

Credit risk relating to the potential for default by counterparties is limited for exchange-based transactions SMC executes for its customers, since the settlement risk for exchange-based transactions is essentially transferred to recognized clearing organizations.  However, SMC also derives revenues from clearing and executing trades for the accounts of customers. As such, SMC guarantees to the respective clearinghouse its customers’ performance under these contracts and is therefore exposed to credit risk.

SMC also provides clearing services of futures and options to other brokers.  SMC may require other brokers to deposit funds, thereby reducing risks associated with the clearing of futures and options. Additionally, to reduce its risk, the company requires customers to meet, at a minimum, the margin requirements established by each of the exchanges at which the contract is traded. This margin is a deposit from the customer which reduces the risk to SMC of failure on behalf of the customer to fulfill any obligation under the contract. To minimize its exposure to risk of loss due to market variation, SMC adjusts these margin requirements, as needed, due to daily fluctuations in the value of the underlying positions. If necessary, certain positions may be liquidated to satisfy resulting changes in margin requirements.

Liquidity Risk

Liquidity risk relates to SMC’s capacity to finance security positions and liquidity requirements of exchanges and clearing organizations.  SMC’s financial resources, relative to its capital employed, and the liquid nature of most of the instruments traded, limit this risk. In addition, the company maintains credit facilities with commercial banks.  As of March 31, 2006 and 2007, SMC had access, with certain limitations, to INR 131 million and INR 72 million in unutilized bank borrowings and INR 50 million and INR 210 million in unutilized bank guarantees.

Compliance, Legal and Operational Risks

SMC operates under significant regulatory and legal obligations imposed by local governments and securities regulators. Those obligations relate, among other things, to the company’s financial reporting, trading activities, capital requirements and the supervision of its employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for SMC’s activities and financial performance. Certain violations could result in them losing their trading permissions.  If that were to occur, SMC would lose its ability to carry out a portion of its existing activities, which could have a material effect on its financial condition and results of operations.

Financial Condition and Results of Operations of SAM

Overview

SAM Global Securities Ltd. provides stock brokerage and depository services to a diversified client base that includes corporations, ﬁnancial institutions, high-net-worth individuals and other individuals throughout India.

SAM’s activities are divided into two divisions:

•
Equity Trading and Brokerage— SAM facilitates client transactions for a diverse group of corporations, ﬁnancial institutions, investment funds, and individuals and also takes proprietary positions through trading and investing in equity products and derivatives on these products. In addition, SAM clears clients and trading members transactions on major stock, options and futures exchanges in India.

•
Depository Services— SAM is an ISO 9001:2000-certified depository participant with Central Depository Services Limited in India for both equity and commodities.  It offers services to individuals, non-resident Indians, foreign nationals and corporate investors.  Depository Services has access to the latest technological tools and a nationwide network of online and offline branches, providing for fast, convenient, efficient and investor friendly services.

Critical Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires SAM management to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  SAM has based its estimates and judgments on historical experience and other assumptions that it finds reasonable under the circumstances.  Actual results may differ from such estimates under different conditions and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, valuation of securities, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.  The following accounting policies require significant estimates and judgments.

Revenue Recognition

Proprietary Trading

Revenues from proprietary trading consist primarily of net trading income earned by SAM when trading as principal. Net trading income from proprietary trading represents trading gains net of trading losses. Proprietary revenue includes both realized and unrealized gains and losses. The profit and loss arising from all transactions entered into for the account and risk of SAM are recorded on a trade date basis. Proprietary trading revenue also includes market development fees earned for SAM’s efforts in developing the securities market. Market development fees are recognized on an accrual basis when the right to receive is established.

Derivative financial instruments are used for trading purposes and carried at fair value. Market value for exchange-traded derivatives, principally futures and options, is based on quoted market prices. The gains or losses on derivatives used for trading purposes are included in revenues from proprietary trading. Purchases and sales of derivative financial instruments are recorded on the trade date. The transactions are recorded on a net basis when the legal right of offset exists.

Derivatives held for trading consist of exchange traded futures and options at market values, as follows:

As of March 31, (Amount in thousands)	2006 INR	2007 INR	2007 $
Exchange traded derivatives held for trading	—	275	6
Total	—	275	6

Commission Income

Commission income is recognized on a trade date basis as securities transactions occur. SAM reports commission income on transactions as revenue on gross basis and reports commissions paid to sub brokers as commission expense.

Distribution Income

SAM earns distribution income on the distribution of shares in initial public offerings, mutual funds and other securities on behalf of the lead managers of those offerings, mutual funds and other securities. SAM’s primary obligation is distribution and collection of the subscription forms through its sub-broker network for which it is compensated by the lead managers. It recognizes distribution income net of distribution revenues attributable to sub-brokers when significant obligations have been fulfilled and the right to recognize revenue has been established.

Securities Transactions

Securities owned consist of securities and derivative instruments used for trading purposes and for managing risk exposure in trading inventory. Proprietary security transactions are recorded on a trade date basis. Changes in fair value of securities (unrealized gains and losses) are recognized as proprietary transactions revenues in the current period.

Investments

Equity securities held for purposes other than trading which do not have a readily determinable fair value, are accounted at cost or equity method of accounting subject to an impairment charge for any other than temporary decline in value.  The impairment is charged to income.  In order to determine whether a decline in value is other than temporary, SAM evaluates, among other factors, the duration and extent to which the value has been less than the carrying value, the financial condition of and business outlook for the investee, including key operational and cash flow indicators, current market conditions and future trends in the industry and the intent and ability of the company to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

Investments consist of:

As of March 31, (Amount in thousands)	2006 INR	2007 INR	2007 $
Investments accounted for by equity method	0	6,808	158
Investments carried at cost	3,823	3,823	89
Total	3,823	10,631	247

Investments Accounted for by Equity Method

As part of its corporate strategy and in the normal course of its business, the company makes investments in the equity of companies which are engaged in businesses similar to SAM’s core business.

SAM holds 9,400 shares, representing a 26.8% interest, in Pullin Investment Private Limited (Pullin). The company accounts for its share of equity in earnings/(losses) of Pullin under the equity method of accounting. The carrying amount of equity investments without readily determinable market value is INR 3.4 million.

SAM holds 12,000 shares, representing a 26.8% interest, in Abhichaya Investment Private Limited (Abhichaya). The company accounts for its share of equity in earnings/(losses) of Abhichaya under the equity method of accounting. The carrying amount of equity investments without readily determinable market value is INR 3.4 million.

Investment Accounted for at Cost

SAM holds 460,000 shares, representing a 6.1% interest, in SMC Global Securities Limited (SMC). SAM  accounts for its investment in SMC under the cost method of accounting. The market value of SMC’s equity shares is not readily determinable. The carrying amount of investment was INR 3.8 million as of March 31, 2006 and 2007.

Results of Operations

The following table sets forth an overview of SAM’s results of operations for the time periods stated.

	For the year ended March 31, (in thousands, except per share data)				As of and for the three months ended June 30,
	2005	2006	2007	2007 (Unaudited)(1)	2006 (Unaudited)	2007 (Unaudited)	2007 (Unaudited)(2)
Net revenues	INR 150,417	INR 274,451	INR 391,463	$9,083	INR 97,250	INR 170,913	$4,859
Pre Tax Earning	78,184	77,233	185,735	4,309	44,493	142,441	3,510
Income taxes	28,721	24,289	56,109	1,302	13,348	39,238	967
Earnings after taxes and before extraordinary gain	49,463	52,944	129,626	3,007	31,145	103,203	2,543
Extraordinary gain	—	—	6,592	153	—	—	—
Net income	INR 49,463	INR 52,944	INR 136,218	$3,160	INR 31,145	INR 104,093	$2,565
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	4.95	5.29	12.96	0.30	3.11	10.41	0.26
Basic and diluted: Extraordinary gain	—	—	0.66	0.02	—	—	—
Basic and diluted: Net income	4.95	5.29	13.62	0.32	3.11	10.41	0.26

(1) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.
(2) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR  40.58, the noon buying rate of the Federal Reserve Bank of New York for rupees on June 29, 2007.

Three Months Ended June 30, 2007 compared to Three Months Ended June 30, 2006

Revenues

Total revenues were INR 170.91 million for the quarter ended June 2007, an increase of 76% as compared to the quarter ended June 30, 2006.   SAM derived 30% of its revenues from commission income, 67% from proprietary trading and 3% from interest and dividends in the quarter ended June 30, 2007.

Commission revenues decreased by INR 5.87 million, a decrease of 10% compared to the quarter ended June 30, 2006.  The decrease is mainly due to the fact that one major customer has decided to obtain a membership in the Bombay Stock Exchange, obviating the need for SAM’s brokerage services.  This decrease was partially offset by the effects of an increase in the number of customers from  42,000 in the quarter ended June 30, 2006 to 72,000 in the quarter ended June 30, 2007, representing a growth of 71%, which in turn was driven partially by SAM’s aggressive expansion.

Proprietary trading revenues increased by INR 77.57 million, an increase of 205% compared to the quarter ended June 30, 2006. The increase was driven by higher turnover in proprietary trading due to the launch of the Futures and Options segment of the BSE and investment of additional funds.

Interest and dividend income increased by INR 2.05, or 108%, compared to the quarter ended June 30, 2006. The increase was principally due to an increase in interest income on deposits retained in banks to meet SAM’s increasing working capital requirements.

During the quarter, SAM tendered 10,000 shares in the stock of Bombay Stock Exchange Ltd. to the exchange, of which 9,123 shares were accepted.  SAM earned a profit of INR 26.27 million in this transaction.

Expenses

SAM’s expenses principally consist of exchange clearing and brokerage fees, employee compensation and benefits, information and communication expenses, advertisement expenses, depreciation and amortization, interest expense and general and administrative expense.  Total expenses increased by INR 2.13 million, or 4%, in the quarter ended June 30, 2007 compared to the quarter ended June 30, 2006.

Exchange, clearing and brokerage fees decreased by INR 0.31 million, or 1%, compared to the quarter ended June 30, 2006.  Throughout the quarter ended June 30, 2007, brokerage rates witnessed pricing pressure as competition increased.  The expenses decreased as compared to quarter ended June 30, 2006 because SAM was able to pass on a significant portion of the reduction in brokerage rates to its sub-brokers  The decline in SAM’s revenues due to lower brokerage fees was more than offset by higher volume, resulting in a net increase in commission income.

Employee compensation and benefits increased by INR 2.53 million, or 32%, compared to the quarter ended June 30, 2006.  The increase was due to an increase in the number of employees and salary levels.  The former was in turn driven by an increase in the number of branches and higher marketing, trading and back office activities.  The number of SAM employees increased from 157 to 188 as compared to quarter ended June 30, 2006.

Information and communication expenses decreased by INR 1.48 million, or 26%, as compared to the quarter ended June 30, 2006.  The decrease was due to that fact that SAM has consolidated its marketing efforts to focus on only a few media.  As a result, SAM reduced its expenditures on direct mailing.

Advertisement expenses decreased by INR 0.69 million, or 22%, as compared to the quarter ended June 30, 2006.  This decrease was a result of the consolidation of the company’s marketing efforts as described above.  As part of those efforts, SAM reduced its expenditures on roadside advertising.

Depreciation and amortization expenses increased by INR 0.48 million, or 31%, compared to the quarter ended June 30, 2006.  The increase was driven by purchases of fixed assets to meet growth in business activity.

Interest expense increased by INR 0.63, or 99%, compared to the quarter ended June 30, 2006. The increase was due to higher utilization of finance and an increase in interest rates.

General and administrative expenses increased by INR 0.96 million, or 32%, compared to the quarter ended June 30, 2006.  The increase in expenses is due to normal business growth.

Fiscal Year Ended March 31, 2007 compared to Fiscal Year Ended March 31, 2006

Revenues

Total revenues were INR 391.46 million in the year ended March 31, 2007, an increase of 43% over 2005-06.  SAM derived 54% of its revenues from commission income, 44% from proprietary trading and 2% from interest and dividends in 2006-07. Commission revenues increased by INR 11.03 million, an increase of 6% compared to 2005-06. The increase is mainly due to the addition of new customers and an increase in the volume of business from existing customers.  Approximately 22,000 new customers were added to the customer base during the year.  An additional factor for the increase in commission revenues is explained below under “--Expenses.”

Proprietary trading revenues increased by INR 101.96 million, an increase of 144% over 2005-06. The increase was driven by higher turnover in proprietary trading by investment of additional funds.

Interest and dividend income increased by INR 4.24 million, or 106%, over 2006-07. The increase was mainly due to an increase in interest income on deposits retained in banks to meet SAM’s increasing working capital requirements.

Expenses

SAM’s expenses principally consist of exchange clearing and brokerage fees, employee compensation and benefits, information and communication expenses, advertisement expenses, depreciation and amortization, interest expense and general and administrative expense.  Total expenses increased by INR 8.51 million, or 4%, in 2006-07 over 2005-06.

Exchange, clearing and brokerage fees decreased by INR 22.98 million, or 18%, compared to 2005-06.  Throughout the year ended March 31, 2007, brokerage rates witnessed pricing pressure as competition increased.  The expenses decreased as compared to 2005-06, as SAM was able to pass on a significant portion of the reduction in brokerage rates to the sub-brokers  The decline in SAM’s revenues due to lower brokerage fees was more than offset by higher volume, resulting in a net increase in commission income.

Employee compensation and benefits increased by INR 17.12 million, or 98%, over 2005-06.  The increase was due to an increase in the number of employees and salary levels.  The former in turn was driven by an increase in the number of branches and higher marketing, trading and back office activities. The number of employees increased from 128 to 167 during the year.

Information and communication expenses increased by INR 6.94 million, or 38%, over 2005-06.  The increase was driven by higher spending on promotional material and forms.

Advertisement expenses increased by INR 1.20 million, or 9%, over 2005-06, due to continuing aggressive brand building through television and print media.

Depreciation and amortization expenses increased by INR 2.26 million, or 47%, over 2005-06.  The increase was driven by purchases of fixed assets to meet growth in business activity.

Interest expense increased by INR 916,000, or 42%, over 2005-06. The increase was due to higher utilization of finance and an increase in interest rates.

General and administrative expenses increased by INR 3.05 million, or 25%, over 2005-06.  The increase in expenses is due to normal business growth.

Fiscal Year Ended March 31, 2006 compared to Fiscal Year Ended March 31, 2005

Revenues

Total revenues were INR 274.45 million in the year ended March 31, 2006, an increase of 82% over 2004-05.  SAM derived 73% of its revenues from commission income, 26% from proprietary trading and 1% from interest and dividends in 2005-06.

Commission revenues increased by INR 115.62 million, an increase of 138% compared to 2004-05.  The increase is mainly due to the addition of new customers and an increase in the volume of business from existing customers. Approximately 23,000 customers were added during the year.

Proprietary trading revenue increased by INR 5.61 million, an increase of 9% over 2004-05. The increase was driven by higher turnover in proprietary trading by investment of additional funds.

Interest and dividend income increased by INR 2.51 million, or 170%, over 2004-05. The increase was mainly due to an increase in interest income on deposits retained in banks to meet SAM’s increasing working capital requirements.

Expenses

Total expenses increased by INR 124.99 million, or 173%, in 2005-06 compared to 2004-05.

Exchange, clearing and brokerage fees increased by INR 88.72 million, or 218%, over 2004-05. The share of business derived through sub brokers increased during the year 2005-06. As a result, the exchange, clearing and brokerage fees increased by a higher percentage as compared to commission revenue in 2005-06.

Employee compensation and benefits increased by INR 8.55 million, or 97%, over 2004-05.  The increase was due to an increase in the number of employees and salary levels.  The former in turn was driven by an increase in the number of branches and higher marketing, trading and back office activities. The number of employees increased from 53 to 128 during the year.

Information and communication expenses increased by INR 9.42 million, or 109%, over 2004-05.  The increase was driven by higher spending on promotional material and forms.

Advertisement expenses increased by INR 12.85 million, or 1.2%, over 2004-05, due to commencement of aggressive brand building in 2005-06.

Depreciation and amortization expenses increased by INR 3.31 million, or 221%, over 2004-05.  The increase was driven by purchases of fixed assets to meet growth in business activity.

Interest expense decreased by INR 243,000, or 10%, compared to 2004-05. The interest expense on customer margin balances declined due to lower cash margin balances, partially offset by higher bank interest and higher bank guarantee charges.

General and administrative expense increased by INR 2.92 million, or 31%, compared to 2004-05. The increase in expenses is due to normal business growth.

Performance by Financial Market Segment

Capital Markets

During the quarter ended June 30, 2007, SAM’s turnover, or trading volume, in the Capital Markets segment of the BSE was INR 63.41 billion, as compared to INR 125.66 billion in the quarter ended June 30, 2006. With the launch of the Futures & Options segment of the BSE in December 2006, the company increased its trading activities in that market segment, which reduced turnover in the Capital Markets segment.  This reduction in turnover was partially offset by the effects of an increase in customers from 42,000 in the quarter ended June 30, 2006 to 72,000 in the quarter ended June 30, 2007, which, in turn, was driven partially by SAM’s aggressive expansion.

During the 2006-07 fiscal year, SAM’s turnover, or trading volume, in the Capital Markets segment of the BSE was INR 361.87 billion, as compared to INR 332.40 billion in the 2005-06 fiscal year, registering a growth of 9%.  The growth was attributable to an increase in the number of customers from 35,000 in 2005-06 to 58,000 in 2006-07, which, in turn, was driven partially by SAM’s aggressive expansion into new Indian territories, especially southern and western India.

Futures and Options

During the quarter ended June 30, 2007, SAM’s turnover in the Futures & Options segment of the BSE was INR 601.63 billion.  SAM’s overall turnover on the Bombay Stock Exchange, counting both the Capital Markets and Futures & Options segments, increased by 425% between the quarter ended June 30, 2006 and the quarter ended June 30, 2007.

During the 2006-07 fiscal year, SAM’s turnover in the Futures & Options segment of the BSE was INR 501.81 billion as compared to INR 47 billion in 2005-06.  The increase was partially due to a growth in new clients, which in turn was helped by the changing investment patterns among Indian investors, who are increasingly becoming aware of futures and options trading.

Depository Participant

During the quarter ended June 30, 2007, SAM administered 64,000 demat (book-entry) accounts compared to 42,500 in the quarter ended June 30, 2006, representing a growth of 50%.  The growth is due to the fact that investors increasingly want to enjoy the benefits of book-entry settlement.

During the 2006-07 fiscal year, SAM had 52,000 demat (book-entry) accounts compared to 40,000 in 2005-06, representing a growth of 30%.  The growth is due to the fact that investors increasingly want to enjoy the benefits of book-entry settlement.

Liquidity and Capital Resources

SAM’s senior management establishes the overall liquidity and capital policies of the company. SAM’s liquidity and funding risk management policies are designed to ensure that the company is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing of SAM’s business are shareholder’s equity and overdraft facilities from banks.  SAM’s cash and cash equivalents are held in Indian rupees.

As a broker-dealer registered in India, SAM is subject to regulatory requirements to ensure the maintenance of minimum levels of net capital. As of June 30, 2007, SAM’s net capital exceeded the net capital requirements

SAM’s debt financing is generally obtained through the use of overdraft facilities from banks.  The interest rates on such borrowings reflect market rates of interest at the time of the transactions.  The balance of these facilities was INR 43.38 million as of March 31, 2006, INR 54.63 million as of March 31, 2007 and INR 37.15 million as of June 30, 2007, at average effective interest rates of 10.0%, 12.7%, and 12.25%, respectively.  Deposits have been placed by SAM with bankers to secure these debts.  These deposits are classified in the balance sheet under “Deposits with clearing organizations and others.”  At March 31, 2006 and 2007, SAM, with certain limitations, had access to INR 17.47 million and INR 9.19 million in unutilized bank borrowings under these overdraft facilities.

SAM experiences no seasonality in borrowings.

 Cash Flows

Three Months Ended June 30, 2007 compared to Three Months Ended June 30, 2006

SAM used INR 28.25 million in cash in operating activities during the quarter ended June 30, 2007. The net cash was mainly due to finance receivables from customers, related party receivables with clearing organizations and other assets due to the growth in the volume of business.  SAM also invested in the purchase of computer hardware and software, furniture, satellite and other equipment and generated INR 47.44 million from the sale of the shares of Bombay Stock Exchange Ltd., resulting in positive cash flow from investing activities of INR 46.03 million in the quarter ended June 30, 2007.  The net increase in cash and cash equivalents was INR 0.30 million during the quarter ended June 30, 2007.

In the quarter ended June 30, 2006, net cash used by operating activities was INR 38.69 million. The cash was mainly used to fund increased receivables from customers.  In that same quarter, SAM made investments to increase its infrastructure and software resulting in net cash used in investing activities of INR 1.19 million. These were financed from a reinvestment of profits, a decrease in securities owned and an increase in customer, broker and clearing organization balances. The net increase in cash and cash equivalents was INR 12.02 million during the quarter.

Fiscal Year Ended March 31, 2007 compared to Fiscal Year Ended March 31, 2006

SAM generated INR 4.59 million in cash from operating activities during 2006-07. The net cash was mainly used to finance receivables from customers, increased investment in deposits and receivables with clearing organizations and other assets due to the growth in the volume of business.  SAM also invested in the purchase of computer hardware and software, furniture, satellite and other equipment resulting in net cash used in investing activities of INR 7.5 million in 2006-07.  These investments were mainly financed from bank overdrafts, reinvestment of profits, customer and related party balances.  The net increase in cash and cash equivalents was INR 8.34 million during the 2006-07 fiscal year.

In the 2005-06 fiscal year, net cash used by operating activities was INR 57.62 million. The cash was mainly used to fund increase in owned securities and deposits with clearing organizations.  In that same year, SAM made investments to increase infrastructure and software resulting in net cash used in investing activities of INR 12.30 million. These were financed from bank overdrafts, reinvestment of profits and customer, broker and clearing organization balances. The net decrease in cash and cash equivalents was INR 26.95 million during the year.

SAM believes that its cash profits, existing cash balances and credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, SAM believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Use of Proceeds of Share Purchase

SAM plans to utilize the funds received from the issuance of new shares in the transactions in the expansion of its business. The company plans to increase its distribution network through the opening of new branches and acquisition of other brokers.  SAM also plans to invest funds to offer new products and services to its customers and to fund increase in securities, deposits, receivables, property, plant and equipment and other general purposes of the business.

Market Risk

Market Risk arising from Trading Activities

Market risk is the risk that price changes could affect the value of the securities positions that arise from normal trading activity.  Market risk increases when markets move sharply and volatility increases.

SAM’s exposure to market risk is determined by a number of factors, including size, composition and diversification of positions held, market volatility and changes in interest and foreign exchange rates. The overall level of market risk from financial instruments is often limited by other financial instruments recorded both on and off balance sheet.  Management actively monitors its market risk by reviewing the effectiveness of hedging strategies and setting market risk limits. SAM manages market risk with central oversight, analysis and formation of risk policy, specific maximum risk levels to which the individual trader must adhere and continuous monitoring by  senior management.

The following table represents the fair value of trading inventories associated with SAM’s trading activities as of March 31, 2007:

(Amount in thousands)	INR	$(1)
Securities owned:
Marketable, at market value	79	2
Not readily marketable, at estimated fair value	1,000	23
Total	1,079	25

Derivatives held for trading	275	6
Total	275	6

(1) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.

The following table represents the carrying value of investments held by SAM as of March 31, 2007 for purposes other than trading. These investments are held by SAM for long term strategic business purposes. Given the purpose and financial performance of these investments, SAM believes that valuation risk associated with these investments is minimal.

(Amount in thousands)	INR	$(1)
Investments accounted for by equity method	6,808	158
Investments carried at cost	3,823	89
Total	10,631	247

(1) Translated into U.S. dollars solely for the convenience of the reader at the rate of $1.00=INR 43.10, the noon buying rate of the Federal Reserve Bank of New York for rupees on March 30, 2007.

SAM considers its interest rate exposure to be immaterial since it does not have significant investments in debt securities.  As of March 31, 2007, all of its assets and liabilities were denominated in Indian rupees.

Credit Risk

Credit risk relating to the potential for default by counterparties is limited for exchange-based transactions SAM executes for its customers, since the settlement risk for exchange-based transactions is essentially transferred to recognized clearing organizations.  However, SAM also derives revenues from clearing and executing trades for the accounts of customers. As such, SAM guarantees to the respective clearinghouse its customers’ performance under these contracts and is therefore exposed to credit risk.

SAM also provides clearing services of futures and options to other brokers.  SAM may require other brokers to deposit funds, thereby reducing risks associated with the clearing of futures and options. Additionally, to reduce its risk, the company requires customers to meet, at a minimum, the margin requirements established by each of the exchanges at which the contract is traded. This margin is a deposit from the customer which reduces the risk to SAM of failure on behalf of the customer to fulfill any obligation under the contract. To minimize its exposure to risk of loss due to market variation, SAM adjusts these margin requirements, as needed, due to daily fluctuations in the value of the underlying positions. If necessary, certain positions may be liquidated to satisfy resulting changes in margin requirements.

Liquidity Risk

Liquidity risk relates to SAM’s capacity to finance security positions and liquidity requirements of exchanges and clearing organizations.  SAM’s financial resources, relative to its capital employed, and the liquid nature of most of the instruments traded, limit this risk. In addition, the company maintains credit facilities with commercial banks.  At March 31, 2006 and 2007, SAM had access, with certain limitations, to INR 17.47 million and INR 9.19 million in unutilized bank borrowings.

Compliance, Legal and Operational risks

SAM operates under significant regulatory and legal obligations imposed by local governments and securities regulators. Those obligations relate, among other things, to the company’s financial reporting, trading activities, capital requirements and the supervision of its employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for SAM’s activities and financial performance. Certain violations could result in them losing their trading permissions.  If that were to occur, SAM would lose its ability to carry out a portion of its existing activities, which could have a material effect on its financial condition and results of operations.

Projected Financial Results for the Combined SMC Group

The following table shows estimated financial results for the SMC Group on a combined basis for the fiscal years ending March 30, 2008, 2009 and 2010, estimated on the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP).   These projections are based on certain assumptions set forth below, which SMC Group’s management believes are reasonable under the circumstances.  These assumptions are inherently subject to significant uncertainties and actual results may differ materially from the projected results.  As disclosed elsewhere in this proxy statement under “Risk Factors”, the SMC Group’s business and operations are subject to substantial risks.  Accordingly, there can be no assurance that the projected results are indicative of the SMC Group’s future performance or that actual results will not differ materially from the projected results presented below.  You should not place undue reliance on the projected results.

The projected results have been prepared by, and are the responsibility of, the SMC Group’s management. SMC’s and SAM’s independent auditor, Price Waterhouse, has neither compiled nor examined these projected results and, accordingly, does not express an opinion or any other form of assurance with respect thereto. The Price Waterhouse audit reports included in this proxy statement relate to SMC’s and SAM’s historical financial information. They do not extend to prospective financial information and should not be read to do so.

(in $ millions) Indian GAAP	Projected Results for the fiscal years ending March 31, *
	2008	2009	2010
Revenues	$65.96	$94.99	$128.21
Earnings before Income Taxes	39.04	58.05	80.96
Net Income	25.78	40.94	57.77

*           The key assumptions used in arriving at these projections were:

(a) an increase in the number of branches to 1,050 by March 2008, 1,200 by March 2009 and 1,600 by March 2010 (which the Group believes to be a reasonable estimate based on historic growth and market potential),

(b) an annual GDP growth in India of 8% (which the Group believes to be a reasonable estimate based on statistics in the “Economic Survey 2006-2007” published by the Government of India),

(c) the absence of any adverse change in the Indian financial markets,

(d) an increase in the number of equities customers to 105,000 by March 2008, 156,000 by March 2009 and 230,400 by March 2010,

(e) an increase in the growth of equity brokerage income of 60% for fiscal year 2008, 50% for fiscal year 2009 and 40% for fiscal year 2010,

(f) an increase in the number of commodities customers to 11,000 by March 2008, 14,300 by March 2009, and 19,200 by March 31 2010,

(g) an increase in the growth of commodities brokerage income of 40% for fiscal year 2008, 40% for fiscal year 2009 and 40% for fiscal year 2010,

(h) an increase in the number of online trading customers to 30,000 by March 2008, 93,750 by March 2009 and 125,000 by March 2010,

(i) an average yield per month from arbitrage operations of 17% for fiscal year 2008, 14% for fiscal year 2009 and 12% for fiscal year 2010,

(j) insurance income growth of $2.5 million for fiscal year 2008, $5 million for fiscal year 2009 and $8 million for fiscal year 2010,

(k) merchant banking income growth of $1.25 million for fiscal year 2008, $5 million for fiscal year 2009 and $10 million for fiscal year 2010, and

(l) the closing of the share purchase transactions by the end of December 2007.

Recent Accounting Developments

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The Interpretation clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, i.e., April 1, 2007 for SMC and SAM. The differences, if any between the amounts recognized in the balance sheet prior to the adoption of FIN 48 and the amounts reported after adoption will be accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. The SMC Group is in the process of evaluating the impact this new standard will have on its financial statements.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, i.e., SMC’s and SAM’s fiscal year commencing April 1, 2008.  The SMC Group is in the process of evaluating the impact SFAS 157 will have on its financial statements.

Effective March 31, 2007, SMC adopted SFAS 158, “Employer’s Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106 and 132(R),” which requires the recognition of the funded status of the retirement -related benefit plans in the balance sheet and the recognition of the changes in that funded status in the year in which the changes occur through accumulated other comprehensive income, net of applicable tax effects. The provisions of SFAS 158 were adopted pursuant to the transition provisions therein. SMC and SAM measure defined benefit plan assets and obligations as of March 31 and SFAS 158 did not affect either company’s existing valuation practices. Further, as SMC and SAM have a policy of expensing all actuarial gains or losses in the year in which they arise, the adoption of SFAS 158 did not affect either company’s financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, i.e., SMC’s and SAM’s  fiscal year commencing April 1, 2008.  The SMC Group is in the process of evaluating the impact SFAS 159 will have on its financial statements.

SELECTED HISTORICAL FINANCIAL INFORMATION OF MILLENNIUM

The following selected financial data have been derived from our audited financial statements and unaudited condensed financial statements, in each case including the notes thereto, contained elsewhere in this proxy statement and should be read in conjunction with those financial statements and the notes thereto, as well as in conjunction with the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Millennium. The historical results included below and elsewhere herein are not indicative of the future performance of Millennium.

Millennium India Acquisition Company Inc. Selected Income Statement Data

	From Inception (March 15, 2006) to December 31, 2006	Nine Months Ended September 30, 2007 (unaudited)	From Inception (March 15, 2006) to September 30, 2006 (unaudited)
Revenue	$1,281,961	$2,030,939	$499,732
Operating (loss) income	(2,338,870)	319,675	(2,647,462)
Other income	—	—	—
Net (loss) income	(2,338,870)	319,675	(2,647,462)
Earnings per share data:
Weighted average basic shares outstanding	8,149,117	7,613,225	2,952,601
Net (loss) income per share, basic:	$(0.29)	$0.02	$(0.90)
Weighted average diluted shares outstanding	8,149,117	9,514,012	2,952,601
Net (loss) income per share, diluted:	$(0.29)	$0.02	$(0.90)

Millennium India Acquisition Company Inc. Selected Balance Sheet Data

	As of December 31, 2006	As of September 30, 2007 (unaudited)

Cash and cash equivalents	$443,516	$637,358
Net working capital	55,595,576	54,931,294
Total assets	57,462,754	59,209,922
Common stock, subject to possible conversion to cash	11,326,834	11,486,285
Total stockholders’ equity	$42,033,056	$42,193,280

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed balance sheet as of September 30, 2007 gives effect to the share purchase as if it had been consummated on September 30, 2007. The following unaudited pro forma condensed statement of operations for the period from inception (March 15, 2006) to December 31, 2006  gives effect to the share purchase as if it had occurred at March 15, 2006. The following unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2007 gives effect to the merger as if it had occurred at March 15, 2006.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the share purchase transactions and are factually supportable and any additional transactions that may have occurred, the inclusion of which is deemed necessary for the fair presentation of this unaudited pro forma condensed balance sheet.

We are providing the following information to aid you in your analysis of the financial aspects of the share purchase transactions. We derived the historical unaudited condensed balance sheet of Millennium as of September 30, 2007 from Millennium’s unaudited interim financial statements as of September 30, 2007 included elsewhere in this proxy statement.  We derived the historical statement of operations for the period from inception (March 15, 2006) to December 31, 2006 from Millennium’s audited financial statements as of December 31, 2006 included elsewhere in this proxy statement.  We derived the historical unaudited condensed statement of operations for the nine months ended September 30, 2007 from Millennium’s unaudited financial statements as of September 30, 2007 included elsewhere in this proxy statement.

This information should be read together with Millennium’s audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Millennium” and other financial information included elsewhere in this proxy.

The unaudited pro forma financial statements are for illustrative purposes only.  Our financial condition and results of operations may have been different had the share purchase transactions already been consummated.  You should not rely on the unaudited pro forma financial information as being indicative of the historical condition or results that would have been achieved had the share purchase transactions in fact been consummated on September 30, 2007 or the future results that we will experience. SMC Group and Millennium have not had any historical relationships prior to the share purchase transactions.  Accordingly, no pro forma adjustments were required to eliminate activities among the companies.

In the proposed share purchase transactions, Millennium will acquire an equity interest in each of SMC and SAM (collectively comprising the SMC Group) for the aggregate fixed sum of INR 1,638,996,077, or approximately $41.61 million at an exchange rate of INR 1.00 = $0.02513 as of September 30, 2007.  After giving effect to the share purchase transactions, we will own 14.90% of the SMC Group.   In addition, Millennium has entered into agreements with SMC and SAM that grant Millennium an option to require SMC or SAM  to begin regulatory approval proceedings that would permit each to issue Global Depositary Shares (GDSs).  Such options are exercisable from the closing date of the corresponding share purchase transaction and until 30 days thereafter.  In that issuance, Millennium is entitled to subscribe to that number of receipts evidencing GDSs as would provide it, on conversion of the GDSs into equity shares, with up to an additional 6% of the equity share capital of SMC or SAM, as the case may be, in return for INR 554,458,471 (approximately $13.9 million at an exchange rate of INR 1.00 = $0.02513 as of September 30, 2007) and INR 105,539,949 (approximately $2.7 million at an exchange rate of INR 1.00 = $0.02513 as of September 30, 2007), respectively.

Millennium and the SMC Group plan to complete the share purchase transactions promptly after the special meeting of our shareholders, provided that the conditions specified in “The Share Subscription Agreements and Shareholders Agreements--The Share Subscription Agreements Conditions to Closing” are satisfied.

Millennium will be an investment company upon consummation of the share purchase transactions.  As an investment company, Millennium will value its investments in securities at fair value.  Accordingly, changes in value of investments as a result of fluctuations in fair value or exchange rates will be recognized as unrealized gains (losses) on our statement of operations.

We will determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.  Our investment in SMC and SAM, entities for which there is currently no liquid public market, will be valued at fair value based on the enterprise value of the SMC Group, which will be determined using various factors, including cash flow from operations of the SMC Group, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers, if any, to purchase SMC Group, recent transactions involving the purchase or sale of SMC’s or SAM’s equity securities, liquidation events or other events. Enterprise value means the entire value of the SMC Group to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The determined equity values will generally be discounted when there is a minority ownership position, or in case of restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time or other factors. Millennium will record unrealized depreciation on investments associated with currency fluctuations and when it believes that an investment has become impaired, including where the realization of an equity security is doubtful, or when the enterprise value of the SMC Group does not currently support the cost of Millennium’s equity investment.  Millennium will record unrealized appreciation associated with currency fluctuations and investments when it believes that the SMC Group has appreciated in value and/or Millennium’s equity security has also appreciated in value.

Separate pro forma information have been presented assuming two different levels of approval of the share purchase transactions by the Millennium shareholders, as follows: (1) assuming that no holders of Millennium common stock exercise their right to have their shares redeemed upon the consummation of the share purchase transactions, and (2) assuming that holders of 19.99% of Millennium common stock elect to have their shares redeemed upon the consummation of the share purchase transactions at the redemption value of $7.93 per share, based on the amount held in the Millennium trust fund (including interest thereon), at September 30, 2007. The presentation described in (2) is based on the fact that the transactions may still proceed so long as holders of no more than 19.99% of the publicly-traded shares of Millennium common stock elect to have their shares redeemed at the redemption value of approximately $7.93 per share, or a total of $11,486,285 as of September 30, 2007. Should holders of 20% or more of such shares elect to have their shares redeemed, the share purchase transactions cannot be consummated.

Millennium India Acquisition Company Inc.
          Unaudited Pro Forma Condensed Balance Sheet
        As of September 30, 2007
				As adjusted	Adjustments		As adjusted
				(Assuming No	for Maximum		(Assuming Max
	Millennium	Adjustments		Conversion)	Conversion		Conversion)

ASSETS
Current Assets:
Cash and cash equivalents	$637,358	57,574,293	(a)	$13,625,979	(11,486,235)	(g)	$2,139,694
		(1,840,200)	(b)
		(1,557,500)	(d)
		(41,187,972)	(c)
Securities held in Trust Fund	57,574,293	(57,574,293)	(a)
Total current assets	58,211,631			13,625,979			2,139,694
Investment in SMC Group	—	41,187,972	(c)	46,476,472			46,476,472
		1,900,000	(b)
		3,388,500	(f)
Deferred acquisition costs	847,790	(847,790)	(b)	—			—
Other assets	150,481			150,481			13,110
Total assets	$59,209,922			$60,252,932			$48,766,647

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$768,874			$768,874			$768,874
Accrued acquisition costs	787,990	(787,990)	(b)	—			—
Income taxes payable	165,993			165,993			165,993
Deferred underwriting fees	1,557,500	(1,557,500)	(d)	—			—
Total current liabilities	3,280,357			934,867			934,867

Common stock, subject to possible
conversion to cash	11,486,235	(11,486,285)	(e)	—			—
Value of private placement warrants,
subject to possible rescission	2,250,000			2,250,000			2,250,000

Commitments

Stockholders' Equity:
Preferred stock	—			—			—
Common stock	761	145	(e)	951	(145)	(g)	806
		45	(f)
Additional paid-in capital	44,211,714	11,486,140	(e)	59,068,309	(11,486,140)	(g)	47,600,169
		3,388,455	(f)
Accumulated deficit	(2,019,195)			(2,019,195)			(2,019,195)
Total stockholders' equity	42,193,180			57,068,065			45,581,780
Total liabilities and stockholders' equity	$59,209,922			$60,252,932			$48,766,647

See Notes to the Unaudited Pro Forma Condensed Balance Sheet

Notes to the Unaudited Pro Forma Condensed Balance Sheet

Pro forma adjustments are necessary to record the accounting upon consummation of the investment. Descriptions of the adjustments included in the unaudited pro forma condensed balance sheet are as follows:

(a)   Reflects the release of Millennium’s restricted cash held in trust and the transfer of the balance to cash and cash equivalents, assuming no holders of Millennium common stock sold in its initial public offering exercise their right to have their shares redeemed upon the consummation of the investment.

(b)   Reflects the payment from cash and cash equivalents of $1,840,200 at closing of estimated costs directly attributable to the investment in the SMC Group, which will be capitalized as part of the investment in the SMC Group along with $59,800 of costs paid by us as of September 30, 2007 prior to the investment in the SMC Group for estimated aggregate investment costs of approximately $1,900,000.  Based on management’s assessment of the estimated fair value of Millennium’s proposed 14.90% investment in SMC and SAM, management believes the $1.9 million of estimated costs to be capitalizable and included in the carrying value of the investment.

(c)   Reflects the cash payment for the investment by Millennium to acquire a 14.90% equity interest in the SMC Group.  The investment is INR 1,638,996,077, or approximately $41,187,972, based on an exchange rate of $0.02513= INR 1.00 as of September 30, 2007.

The adjustment does not reflect the assumed exercise of the options, exercisable upon closing of the share purchase transactions until thirty days thereafter, whereby Millennium is entitled to subscribe to that number of receipts of SMC and SAM as would provide it, with up to an additional 6% of the equity share capital of SMC or SAM.  Millennium’s management is expected to have discretion to determine whether or not to exercise such options and if so in what quantities, if at all.  If Millennium were to exercise each option to the fullest extent Millennium would require up to INR 554,458,471 (approximately $13.9 million at an exchange rate of INR 1.00 = $0.02513 as of September 30, 2007) for the exercise of the SMC Option and INR 105,539,949 (approximately $2.7 million at an exchange rate of INR 1.00 = $0.02513 as of September 30, 2007) for the exercise of the SAM option.

(d)   Reflects the payment of deferred underwriting fees of $1,557,500 due upon consummation of the investment.

(e)   Reflects the reclassification of the conversion value of Millennium’s common stock subject to redemption to Stockholders’ Equity and the reclassification to common stock.

(f)   Reflects the issuance of 450,000 restricted shares of Millennium’s common stock in payment of a finder’s fee in October 2007. The aggregate 450,000 shares have been accounted for as additional investment costs and capitalized based on the September 29, 2007 closing price for Millennium common stock of $7.53 per share.  Based on management’s assessment of the estimated fair value of Millennium’s proposed 14.90% investment in SMC and SAM, management believes the $3.4 million value of the shares issued as a finder’s fee to be capitalizable and included in the carrying value of the investment.

(g)   To reflect the payment of cash to the maximum amount of dissenting Millennium stockholders as consideration for the return and cancellation of their shares of common stock.

Millennium India Acquisition Company Inc.
Unaudited Pro Forma Condensed Statement of Operations
For the Six Months Ended June 30, 2007
						Additional
						Pro Forma
						Adjustments		Adjusted
		Pro Forma				(with 19.99%		(with 19.99%
	Millennium	Adjustments		As Adjusted		stock conversion)		stock conversion)

Investment income:
Interest income	$30,607			$30,607				$30,607
Interest income on Trust Fund	2,000,332	(1,521,116)	(h)	479,216		(299,503)	(h)	79,349
Unrealized change in value of investment
related to foreign currency fluctuations	—	4,031,930	(i)	4,031,930				4,031,930
Total investment income	2,030,939			4,541,753				4,141,887

Operating expenses:
General and administrative expenses	1,538,154			1,538,154				1,538,154

Total operating expenses	1,538,154			1,538,154				1,538,154

Income before provision for income taxes	492,785			3,003,599				2,603,733

Provision for income taxes	173,110	(173,110)	(j)	—				—

Net income	319,675			3,003,599				2,603,733

Accretion of Trust Fund relating to
common stock, subject to possible
conversion to cash	(159,451)	159,451	(k)	—				—

Net income accorded to common stockholders	$160,224			$3,003,599				$2,603,733

Weighted average number of shares outstanding:
Basic	7,613,225			9,512,500	(l)			8,063,225	(n)
Diluted	9,514,012			11,413,287	(m)			9,964,012	(o)

Net income per share:
Basic	$0.02			$0.32				$0.32
Diluted	$0.02			$0.26				$0.26

Number of shares outstanding subject to possible
conversion, basic and diluted	1,449,275

Net income per share subject to possible
conversion, basic and diluted	$0.11

See Notes to the Unaudited Pro Forma Condensed Statements of Operations For the Period from Inception (March 15, 2006) to December 31, 2006 and the Nine Months Ended September 30, 2007

Millennium India Acquisition Company Inc.
Unaudited Pro Forma Condensed Statement of Operations
For the period from inception (March 15, 2006) to December 31, 2006
						Additional
						Pro Forma
						Adjustments		Adjusted
		Pro Forma				(with 19.99%		(with 19.99%
	Millennium	Adjustments		As Adjusted		stock conversion)		stock conversion)

Investment income:
Interest income	$11,665			$11,665				$11,665
Interest income on Trust Fund	1,270,296	(945,974)	(h)	304,322		(253,932)	(h)	50,390
Unrealized change in value of investment
related to foreign currency fluctuations	—	180,290	(i)	180,290				180,290
Total investment income	1,281,961			496,277				242,345

Operating expenses:
General and administrative expenses	726,282			726,282				726,282
Charge related to sale of common stock	2,700,549			2,700,549				2,700,549
Total operating expenses	3,426,831			3,426,831				3,426,831

Loss before provision for income taxes	(2,144,870)			(2,930,554)				(3,184,486)

Provision for income taxes	194,000	(194,000)	(j)	—				—

Net loss	$(2,338,870)			$(2,930,554)				$(3,184,486)

Accretion of Trust Fund relating to
common stock, subject to possible
conversion to cash	—			—				—
Net income (loss) accorded to common stockholders	$(2,338,870)			$(2,930,554)				$(3,184,486)

Weighted average number of shares outstanding:
Basic	8,149,117			8,599,117	(l)			7,802,265	(n)
Diluted	8,149,117			8,599,117	(m)			7,802,265	(o)

Net loss per share:
Basic	$(0.29)			$(0.34)				$(0.41)
Diluted	$(0.29)			$(0.34)				$(0.41)
Number of shares outstanding subject to possible
conversion, basic and diluted	—			—				—
Net income per share subject to possible
conversion, basic and diluted	$—			$—				$—
See Notes to the Unaudited Pro Forma Condensed Statements of Operations For the Period from Inception (March 15, 2006) to December 31, 2006 and the Nine Months Ended September 30, 2007

Notes to the Unaudited Pro Forma Condensed Statements of Operations For the Period from Inception (March 15, 2006) to December 31, 2006 and the Nine Months Ended September 30, 2007

Pro forma adjustments are necessary to record the accounting as a result of the consummation of the investment, including the impact of the Millennium as an investment company.  Descriptions of the adjustments included in the unaudited pro forma condensed statements of operations are as follows:

(h)
Reflects a reduction of Millennium’s interest income due to the payment of cash from the Millennium trust account of approximately $40.2 million for the share purchase transactions as described in (c), and $1.9 million of estimated acquisition costs. The estimate of reduction in interest income is based on the entity having approximately $43.1 million less in cash and cash equivalents, assuming an average rate of return consistent with that earned by Millennium of approximately 5.1% for the period from Inception (March 15, 2006) to December 31, 2006 and 4.7% during the nine months ended September 30, 2007.  The further adjustment for 19.99% stock conversion reflects the further reduction of Millennium’s interest income due to the reduction of cash from the Millennium trust account of $11,486,285 as a result of the maximum conversion by public stockholders as described in (g).

(i)
Reflects the adjustment as a result of a change in value of the investment in SMC Group due to changes in foreign exchange rates at each reporting date.  The adjustment during the period from Inception (March 15, 2006) to December 31, 2006 results from translation of the investment of INR 1,638,996,077, or $36,975,972, based on an exchange rate of $0.02256= INR 1.00 as of March 15, 2006 as compared to $37,156,042, based on an exchange rate of $0.02267= INR 1.00 as of December 31, 2006. The adjustment during the nine months ended September 30, 2007 results from translation of the investment of INR 1,638,996,077, or $37,156,042, based on an exchange rate of $0.02267= INR 1.00 as of December 31, 2006 as compared to $41,187,972, based on an exchange rate of $0.02513= INR 1.00 as of September 30, 2007.

(j)
Reflects the adjustment to the provision for income taxes as a result of net operating losses generated for Federal and State income tax purposes on a pro forma condensed basis. Due to the uncertainty related to the utilization of the net operating losses to offset taxable income in future periods, no adjustment has been made related to the recognition of deferred tax assets.

(k)
Reflects the elimination of the accretion on common stock subject to conversion due to the reclassification of common stock subject to conversion to equity upon consummation of the share purchase transactions.

(l)
Reflects 9,062,500 shares of Millennium outstanding before the share purchase transactions weighted for the portion of the period outstanding plus 450,000 shares issued to financial advisors for a finder’s fee.

(m)
Reflects 9,062,500 shares of Millennium outstanding weighted for the portion of the period outstanding plus 450,000 shares issued to financial advisors for a finders fee, plus the effect of 9,500,000 of Millennium outstanding warrants and 500,000 options to purchase shares of Millenniums common stock and warrants after the share purchase transactions on weighted average shares outstanding. Warrants and options have no impact on diluted pro forma loss for the period from inception (March 15, 2006) to December 31, 2006 because they would be anti-dilutive due to the losses. Warrants and options have a 1,884,892 share impact on diluted pro forma loss for the nine months ended September 30, 2007 as the average price of Millennium’s common stock during the period was in excess of the exercise price of dilutive securities.

(n)
Reflects 9,062,500 shares of Millennium outstanding before the share purchase transactions weighted for the portion of the period outstanding plus 450,000 shares issued to financial advisors for a finder’s fee, less the 1,449,275 Millennium shares assumed converted as described in (g).

(o)
Reflects 9,062,500 shares of Millennium outstanding before the share purchase transactions weighted for the portion of the period outstanding plus 450,000 shares issued to financial advisors for a finders fee, less the 1,449,275 Millennium shares assumed converted as described in (g), plus the effect of 9,500,000 of Millennium outstanding warrants and 500,000 options to purchase shares of Millenniums common stock and warrants after the share purchase transactions on weighted average shares outstanding. Warrants and options have no impact on diluted pro forma loss for the period from inception (March 15, 2006) to December 31, 2006 because they would be anti-dilutive due to the losses. Warrants and options have a 1,884,892 share impact on diluted pro forma loss for the nine months ended September 30, 2007 as the average price of Millennium’s common stock during the period was in excess of the exercise price of dilutive securities

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF MILLENNIUM

The following discussion should be read in conjunction with our financial statements and notes thereto contained elsewhere in this proxy statement.

We were formed on March 15, 2006 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business.

On July 25, 2006, we completed our initial public offering of 7,250,000 units at a price of $8.00 per unit. We received proceeds of $52,855,000 from our initial public offering, which was net of $3,587,500 in underwriting fees and other expenses paid in cash at the closing and deferred underwriting fees and the representative’s non-accountable expense allowance of $1,557,500. The deferred portion of the underwriting fees and representative’s non-accountable expense allowance will be included in additional paid-in capital and will only be paid upon our consummation of a business combination. Each unit consists of one share of our common stock and one warrant. Additionally, on June 30, 2006, we sold 2,250,000 warrants, at a price of $1.00 per warrant, for an aggregate purchase price of $2,250,000 to our officers, certain of our directors, other persons who owned shares of our common stock prior to such sale, and, in some instances, to their respective affiliates. The aggregate net proceeds of $56,662,500 from our initial public offering and our private placement offering have been placed in a trust account.

For a description of the proceeds generated in our initial public offering and a discussion of the use of such proceeds, we refer you to Note 1 of the audited financial statements included elsewhere in this proxy statement.

Upon the closing of our initial public offering, we sold and issued an option, for $100, to the representative of the underwriters, to purchase up to 500,000 units, at an exercise price of $10.80 per unit. For a description of the representative’s purchase option, we refer you to Note 7 of the audited financial statements included elsewhere in this proxy statement.

Trends and Uncertainties

After the share purchase transactions close, we will have a minority interest in SMC and SAM, two companies operating in the financial intermediaries market.  Accordingly, a sustained downturn in the Indian or global economy could have a negative impact on our investment in the SMC Group and therefore on our results of operations and financial condition.  It is possible that investors serviced by the SMC Group would move their investments out of the financial markets because of uncertainty.  In that case, financial intermediaries, like the SMC Group, could see a significant decline in their business and the stock of financial intermediaries would become less attractive to investors.   While these consequences of a sustained downturn in the Indian or global economy are possible, we believe that the economic size and market share held by the SMC Group would enable the Group to endure the downturn, enabling us to retain the value of our investment in the SMC Group.

Specific macroeconomic and industry factors relevant to us in light of our minority investment in SMC and SAM include the following:

•
With a 2006 GDP of $887 billion, India is the world’s 12th  largest economy in dollar terms.  Based on real GDP growth, it is currently the second-fastest growing economy in the world.  Large inflows of foreign investment in recent months and years, however,  have put, and continue to put, upward pressure on the value of the rupee relative to other currencies, including the U.S. dollar.  A strengthened rupee may negatively impact the volume of Indian exports, which may slow the rate of growth of the Indian economy.

•
According to the India Ministry of Finance, the gross domestic savings rate was at 32.4% of GDP in 2006.  Existing low domestic investment penetration levels (with less than five percent of the financial savings of Indian households invested in the financial markets), increasing affordability of credit, a young population and rising income levels have led to a growing demand for retail financial products.

•
The introduction of new financial instruments and products and relaxation of investment limits for foreign direct investment (FDI) and foreign institutional investment (FII) has helped broaden the financial services industry over the past 15 years.  According to the Reserve Bank of India, foreign portfolio and direct investment inflows have risen significantly since economic liberalization reforms began in the early 1990s and have contributed to foreign currency reserves of $165 billion as of December 2006.  FDI inflow in fiscal year 2007 amounted to $15 billion and is expected to reach $25 billion in fiscal year 2008.

•
Trading volumes on Indian capital markets have grown from $544.1 billion in 2000-01 to $1,676.7 billion in 2005-06.  The Wall Street Journal (April 2007) expects stock trading volumes in India to increase about 50% a year for the next two to three years.  Commodity trading volumes have risen at a compound annual growth rate of over 200% between 2002-03 and 2005-06.   However, recent increases in foreign investment in Indian equities have caused a rapid appreciation of Indian stock market indices and increased the risk of a “market bubble,” i.e., an overvaluation of stock.   If stocks are overvalued, or if investors generally perceive them to be overvalued, stock prices could decline, leading investors to move their capital out of the equities markets.  This would have a detrimental effect on stock brokers and other intermediaries, such as the SMC Group.

•
Indian mutual fund assets under management has grown from INR 1.53 trillion in September 2004 to INR 2.32 trillion in March 2006.  Most of the funds that dominate the sector are open ended funds.  The government of India has stated its intention to invest a part of the pension funds of government employees in the capital markets by means of mutual funds.

•	As fewer than 20% of India’s insurable population is currently insured, the market’s potential has been estimated to have a premium income of $80 billion, covering over 300 million insured.

Results of Operations

Nine Months Ended September 30, 2007

Net income for the nine months ended September 30, 2007 of $319,675 consisted of interest income on the Trust Fund investment of $2,000,332 and interest on cash and cash equivalents of $30,607, offset by general and administrative expenses of $1,538,154, which includes professional fees of $889,402, travel and entertainment expenses of $373,054, rent and office expenses of $123,874, Delaware franchise tax of $55,160, insurance expense of $37,457 and $59,207 related to other operating expenses.

Net loss for the period from inception (March 15, 2006) to September 30, 2006 was $2,647,462, which consisted of interest income on the Trust Fund investment of $491,650 and interest on cash and cash equivalents of $8,082, offset by a charge related to the sale of common stock of $2,700,549, general and administrative expenses of $412,645, which includes travel and entertainment expenses of $105,800, professional fees of $107,694, relocation expenses of $97,478, rent and offices expenses of $43,150, Delaware franchise tax of $38,904 and $19,619 related to other operating expenses.

Period From Inception (March 15, 2006) to December 31, 2006

For the period from inception (March 15, 2006) to December 31, 2006, we had a net loss of $2,338,870 which consisted of interest income on the Trust Fund investment of $1,270,296 and interest on cash and cash equivalents of $11,665, offset by a charge related to the sale of common stock of $2,700,549, general and administrative expenses of $726,282, which includes travel and entertainment expenses of $285,080, professional fees of $170,263, $97,478 related to relocation expenses, $84,667 related to rent and office expenses, $44,770 related to Delaware Franchise tax, and $44,024 related to other operating expenses.We have a provision for income taxes of $194,000.

Liquidity and Capital Resources

Of the $58 million of gross proceeds from our initial public offering (i) we deposited approximately $56,662,500 into a trust account at the closing, which amount included $2,250,000 that we received from the sale of warrants to our initial stockholders and other investors in a private placement on June 30, 2006; (ii) the underwriters received $2,792,500 as an underwriting discount and non accountable expense allowance; (iii) we retained $50,000 that was not held in the trust account; and (iv) we used $795,000 for offering expenses.

We are permitted to utilize up to $2,025,000 of cash for working capital, which includes the $50,000 transferred to us at closing of our initial public offering on July 25, 2006 and $1,975,000 of the interest earned on trust investments. The cash held outside of the trust has been and will continue to be used to provide for business, legal and accounting due diligence and structuring on prospective transactions and continuing general and administrative expenses. As of September 30, 2007, we have used $1,360,000 for such working capital expenditures.

At September 30, 2007, we had cash outside of the trust of $637,358, cash held in the trust of $57,574,293 and total liabilities of $3,280,357, which includes $1,557,500 of deferred underwriting fees and expenses and $165,993 payable for income taxes.  As of September 30, 2007, we have capitalized $847,790 of costs related to the share purchase transactions.

As of September 30, 2007, our accounts payable and accrued expenses were $1,556,864 (including approximately $88,000 still payable to our auditors), net of $1,557,500 of deferred underwriting fees and expenses and net of $166,000 estimated to be payable for taxes.  Underwriting fees and income tax obligations are payable from the trust fund.

Our cash available outside of the trust is $637,358 as of September 30, 2007.  Since the estimate of our obligations to vendors and creditors as of September 30, 2007 exceeds this amount, we have no funds remaining outside of the trust that could be used to search for a new business combination target.

If we close the share purchase transactions, the difference between the outstanding obligations to vendors and creditors and the cash available outside of the trust will be covered by the proceeds released from the trust at closing.   Although we do not currently have plans for additional financing, in the event that we do not close the share purchase transactions, we will be forced to obtain additional financing, either from our initial stockholders or from

third parties, if we want to pursue a new business combination transaction.   We may not be able to obtain additional financing, and our initial stockholders are not obligated to provide any additional financing to us.  If we are unable to obtain additional financing, we will be forced to liquidate.  In the event of a liquidation, the actual per-share liquidation price could be less than $7.93 per share, the redemption value at September 30, 2007 (including interest earned on the trust account through that date).  Our chief executive officer and chief financial officer have personally agreed, pursuant to letter agreement with us and the representative in our initial public offering, that if we liquidate prior to the consummation of a business combination, they will be personally liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds from the trust account. We cannot assure you, however, that our chief executive officer and chief financial officer will be able to satisfy those obligations.

Critical Accounting Policies

Our significant accounting policies are described in Note 3 to our audited financial statements included elsewhere in this proxy statement. We believe the following critical accounting polices involved the most significant judgments and estimates used in the preparation of our financial statements.

Cash and Cash Equivalents—Cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.

Concentration of Credit Risk—Financial instruments that potentially subject us to a significant concentration of credit risk consist primarily of cash and cash equivalents. We may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, we believe we are not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Quantitative and Qualitative Disclosures About Market Risk

Market risk is a broad term for the risk of economic loss due to adverse changes in the fair value of a financial instrument. These changes may be the result of various factors, including interest rates, foreign exchange rates, commodity prices and/or equity prices. Our exposure to market risk is limited to interest income sensitivity with respect to the funds placed in the trust account. However, the funds held in our trust account have been invested only in U.S. “government securities,” defined as any Treasury Bill issued by the United States having a maturity of one hundred and eighty days or less or in money market funds meeting certain conditions under Rule 2a -7 under the Investment Company Act of 1940, so we believe that we are not currently deemed to be an investment company under the Investment Company Act.  We will become subject to the Investment Company Act of 1940 upon effectiveness of the proposed share purchase transactions.  See “Regulation of Millennium as an Investment Company.”

The share purchase agreements with the SMC Group require us to pay a fixed amount in Indian rupees for the 14.90% ownership interest we seek to acquire in SMC and SAM. Between October 1, 2006 and October 26, 2007, the noon buying rate of the Federal Reserve Bank of New York has fluctuated from a high of 45.97 rupees per dollar on October 2, 2006 to a low of 38.48 rupees per dollar on October 9, 2007. Should the Indian rupee gain further in value against the U.S. dollar between now and the closing of the transactions, our purchase of the ownership interest would become more expensive for us than we might have anticipated when entering into the agreement, which could adversely affect our financial position.

Thus, we are subject to market risk primarily through the effect of changes in interest rates on government securities and any fluctuation in the foreign exchange rates that would increase the cost of the share purchase transactions.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

MANAGEMENT OF SMC GROUP

Executive Officers and Directors

Executive Officers and Directors of SMC

The following individuals currently serve as the executive officers and directors of SMC Global Securities Ltd.

Name	Age	Position
Mr. Subhash Chand Aggarwal	51	Chairman and Director
Mr. Mahesh Chand Gupta	50	Vice-Chairman and Managing Director
Mr. D.K. Aggarwal	44	President and Director
Mr. Rakesh Gupta	33	Chief Financial Officer and Full Time Director
Mr. Pradeep Aggarwal	37	Director and Officer
Mr. K.M. Agarwal	58	Non-Executive Director
Mr. N.D. Gupta	61	Non-Executive Director
Mr. Pawan Kumar Bansal	42	Non-Executive Director
Mr. Roop Chand Jindal	59	Non-Executive Director

Mr. Subhash Chand Aggarwal, a Fellow Member of the Institute of Chartered Accountants of India (ICAI), is a co-founder and promoter of SMC and has served as chairman and director of SMC since the company’s founding in 1994.  He is responsible for the day-to-day operations of SMC, including managing, controlling and supervising a substantial part of the arbitrage business.  Mr. Aggarwal has 21 years of experience in the stock brokerage industry.  His leadership skills and commitment have made the SMC Group one of the leading brokerage and distribution houses in India. Under his leadership, the Group has expanded its business from stock brokerage and arbitrage to distribution of mutual funds, IPOs, insurance products, category-I merchant banking activities and depository participant services and has expanded internationally into Dubai.  He is a member of the managing committee of the Associated Chamber of Commerce and Industry (ASSOCHAM) and co-chairman of the Capital Market Expert Committee of the ASSOCHAM.  Mr.  Aggarwal is frequently invited on expert panels throughout India, where he shares his views with investors about the Indian capital markets.

Mr. Mahesh Chand Gupta, a fellow member of the Institute of Chartered Accountants of India (ICAI), is a co-founder and the vice-chairman and managing director of SMC.  Having been associated with SMC since its founding in 1994, he has served as the vice-chairman and managing director of SMC since September 2007.  From April 2004 through August 2007, Mr. Gupta served as chairman and managing director of SMC Comtrade Ltd.  SMC Comtrade Ltd., a trading and clearing member of the National Commodity Exchange of India and the Multi Commodity Exchange of India, has been a wholly-owned subsidiary of SMC since April 2007, prior to which SMC held a 40% interest in it.  From October 2002 through March 2003, Mr. Gupta managed the finance activities of Globe Capital Market Limited, a securities brokerage firm with memberships at the Bombay Stock Exchange and the National Stock Exchange.  From April 2002 through September 2002, Mr. Gupta managed the finance and securities brokerage operations of SMC Share Brokers Limited, a securities brokerage firm with membership at the New Delhi Stock Exchange that currently owns 9.70% of the shares of SAM.

 Mr. Gupta has more than 21 years of experience in the in the capital markets. His leadership skills and commitment have made the SMC Group one of the leading brokerage and distribution houses in  India.  He specializes in risk management and surveillance.

Mr. D.K. Aggarwal is a fellow member of the Institute of Chartered Accountants of India (ICAI) and has served as SMC’s president (operations) and a director since September 2007 and as a director of SMC Comex International DMCC, a wholly-owned subsidiary of SMC Comtrade Ltd., since November 2006.  He manages, controls and supervises a substantial part of the arbitrage business of SMC in the commodities and securities markets.  He has also served as a director of Jai Ambey Share Broking Ltd., a member of the New Delhi Stock Exchange, since February 1995 and was an officer of that company for more than five years prior to November 2006, supervising and managing its stock brokerage operations.  He has more than 15 years of experience in the securities and commodities market.

Mr. Rakesh Gupta has been the chief financial officer and a full time director of SMC since April 2007, prior to which he served the company as a non-executive director.  Between May 1997 and March 2007, he was a partner at Dass Gupta & Associates, Chartered Accountants.  He is a fellow member of The Institute of Chartered Accountants of India (ICAI). Mr. Gupta has more than 11 years of experience in legal consultation, business administration, taxation and other corporate matters and is knowledgeable about securities, commodities and depository participants operations.

Mr. Pradeep Aggarwal has been an officer (managing the arbitrage business) and a full time director of SMC since January 2007, prior to which he was a non-executive director beginning in March 2006.  Prior to 2007, he served as an officer and director of  Pay-Well Securities Private Ltd., an investment company, for more than five years, managing and supervising the operation of that company.  Mr. Aggarwal is a graduate of the University of Delhi. He has more than 15 years of experience in the securities and commodities markets.

Mr. K. M. Agarwal is an independent and non-executive director and a member of the audit committee of the company.  He was reappointed as a director in July 2007.  He has been a senior partner at K. Prasad & Co., Chartered Accountants, since April 1980. He is a Fellow Member of the Institute of

Chartered Accountants of India (ICAI). He has more than 33 years of experience in legal consulting,  taxation  and  other  corporate  matters,  including 18 years of experience in the securities market.

Mr. N.D. Gupta, an independent and non-executive director since July 2007, is a Fellow Member of the Institute of Chartered Accountants of India (ICAI) and a fellow member of the Indian Council of Arbitration.  He has been a partner at Dass Gupta & Associates, Chartered Accountants, New Delhi, since May 1971.  He has a wide range of experience in the field of consulting on corporate affairs, taxation and other matters relating to securities markets.  Mr. Gupta is the Chairman, Board of Governors, Motilal Nehru National Institute of Technology, Allahabad, Ministry of Human Resource Development, and Govt. of India. He was the President of the Institute of Chartered Accountants of India (ICAI) from 2001 through to 2002. He was also a member of the International Accounting Standards Committee (IASC), U.K., International Federation of Accountants (IFAC), New York and International Federation of Accountants (IFAC), USA Working Group on Small & Medium Enterprises (SMEs) and Small & Medium Practitioners  (SMPs). He has acted in various capacities in regulatory authorities such as SEBI, RBI and IRDA.

Mr. Pawan Kumar Bansal, an independent and non-executive director since July 2007, has been a director of M/s Capital Meters Ltd., a company manufacturing electric and electromechanical meters, since January 2005 and has served as an officer of that company since April 2007, managing business development, finance and account activities of the company.  Between 2001 and March 2007, he served as an officer of Capital Power & Systems Limited, also engaged in the manufacturing of electric and electromechanical meters, managing the company’s business development, finance and account activities.  Mr. Bansal also was a director of Capital Power & Systems Limited between September 1988 and January 2005.  He has experience in the field of corporate affairs, taxation matters and securities markets.

Mr. Roop Chand Jindal, an independent and non-executive director since July 2007, is a Fellow Member of the Institute of Chartered Accountants of India (ICAI). He has been a senior partner of Bubber Jindal & Co., Chartered Accountants, since 1975. He has  experience in Audit of PSUs and Banks and has also performed head office audits of various assignments of  the Reserve Bank of India (RBI).

Committees of the Board of Directors of SMC

Three separate committees assist the Board of Directors of SMC.  Each committee consists of three non-executive directors.  The following table shows the current members of these committees:

Name of Committee	Members
Audit Committee	N.D. Gupta (Chair), K.M. Agarwal, Pawan Kumar Bansal
Remuneration Committee	Roop Chand Jindal (Chair), Pawan Kumar Bansal, N.D. Gupta
Shareholders’/Investors’ Grievance Committee	Pawan Kumar Bansal (Chair), K.M. Agarwal, Roop Chand Jindal

Executive Officers and Directors of SAM

The following individuals currently serve as the executive officers and directors of SAM Global Securities Ltd.

Name	Age	Position
Mr. Ajay Garg	33	Chairman and Director
Mr. Parveen Kumar Aggarwal	39	Chief Financial Officer and Director
Mr. Anurag Bansal	32	Director and Officer
Mr. N.D. Gupta	61	Non-Executive Director
Mr. Pawan Kumar Bansal	42	Non-Executive Director
Mr. Roop Chand Jindal	59	Non-Executive Director

Mr. Ajay Garg is an associate member of the Institute of Chartered Accountants of India (ICAI). He has served as SAM’s chairman and full time director since May 2007 and served as a non-executive director of the company from September 2006 through May 2007.  He manages and supervises substantially all of the affairs of SAM.  From July 1998 through August 2006, Mr. Garg served as an officer and director  of TCP Stock Brokers, Ltd., a member of the Bombay Stock Exchange, managing and supervising the stock brokerage operations of that company.  He has more than 11 years of experience in the stock brokerage industry.  Mr. Garg is Mr. Subhash Chand Aggarwal’s nephew.  Mr. Subhash Chand Aggarwal is Chairman and Director of SMC Global Securities Ltd.

Mr. Parveen Kumar Aggarwal has served as SAM’s chief financial officer since and full time director since October 1999.  He has a wide range of experience in the stock brokerage industry and plays a crucial role in the growth and development of SAM.

Mr. Anurag Bansal is a fellow member of the Institute of Chartered Accountants of India (ICAI) and has served as an officer and full time director of SAM since January 1999, managing and supervising compliance and operation.  He has more than 10 years of experience in the stock brokerage industry and manages and supervises the substantial affairs of SAM.

Mr. N.D. Gupta, an independent and non-executive director since August 2007, is a Fellow Member of the Institute of Chartered Accountants of India (ICAI) and a fellow member of the Indian Council of Arbitration.  He has been a partner of M/s Dass Gupta & Associates Chartered Accountants, New Delhi, since May 1971.  He has a wide range of experience in the field of consulting on corporate affairs, taxation and other matters relating to securities markets.  Mr. Gupta is the Chairman, Board of Governors, Motilal Nehru National Institute of Technology, Allahabad, Ministry of Human Resource Development, and Govt. of India. He was the President of the Institute of Chartered Accountants of India (ICAI) from 2001 through to 2002. He was also a member of the International Accounting Standards Committee (IASC), U.K., International Federation of Accountants (IFAC), New York and International Federation of Accountants (IFAC), USA Working Group on Small & Medium Enterprises (SMEs) and Small & Medium Practitioners  (SMPs). He has acted in various capacities in regulatory authorities such as SEBI, RBI and IRDA.

Mr. Pawan Kumar Bansal, an independent and non-executive director since August 2007, has been a director of M/s Capital Meters Ltd., a manufacturing company, since January 2005 and has served as an officer of that company since April 2007.  Between 2001 and March 2007, he served as an officer of Capital Power & Systems Limited, of which he also was a director between September 1988 and January 2005.  He has experience in the field of corporate affairs, taxation matters and securities markets.

Mr. Roop Chand Jindal, an independent and non-executive director since July 2007, is a Fellow Member of the Institute of Chartered Accountants of India (ICAI). He has been a senior partner of Bubber Jindal & Co., Chartered Accountants, since 1975. He has  experience in Audit of PSUs and Banks and has also performed head office audits of various assignments of  the Reserve Bank of India (RBI).

Committees of the Board of Directors of SAM

Three separate committees assist the Board of Directors of SAM.  Each committee consists of three non-executive directors.  The following table shows the current members of these committees:

Name of Committee	Members
Audit Committee	N.D. Gupta (Chair), R.C. Jindal, P.K. Bansal
Remuneration Committee	R.C. Jindal (Chair), N.D. Gupta, P.K. Bansal
Shareholders’/Investors’ Grievance Committee	P.K. Bansal (Chair), R.C. Jindal, N.D. Gupta

Summary Compensation Tables

The following tables provide compensation information for executive officers and directors of SMC Global Securities Ltd. and SAM Global Securities Ltd for the fiscal years ended March 31, 2005, 2006 and 2007.

Compensation Summary SMC Global Securities Limited
Name and Principal Position	Year Ended March 31,	Total Compensation (INR)	Total Compensation ($)(1)
Subhash Chand Aggarwal	2007	3,200,000	81,239
Co-Chairman and Director	2006	1,000,000	25,387
	2005	300,000	7,616

Compensation Summary SAM Global Securities Limited
Name and Principal Position	Year Ended March 31,	Total Compensation (INR)	Total Compensation ($)(1)
Ajay Garg	2007	2,040,000	51,790
Chairman and Director	2006		—
	2005		—

(1) Converted at an exchange rate of $1 = INR 39.39 as of December 3, 2007.

MAJOR SHAREHOLDERS OF SMC GROUP

The following table shows the shareholders beneficially owning 5% or more of the share capital of SMC Global Securities Limited immediately prior to and after our acquisition of 14.90% of that share capital:

Shareholder	Number and Percentage of Shares Owned Prior to the Transaction		Number and Percentage of Shares Owned After the Transaction
	Number	Percent	Number	Percent
Mahesh C. Gupta	1,024,850	13.66	1,024,850	11.62
Subhash Chand Aggarwal	1,009,550	13.45	1,009,550	11.45
Sushma Gupta	833,100	11.10	833,100	9.45
Hemlata Aggarwal	828,500	11.04	828,500	9.39
Sainty Financials Services Pvt. Ltd.	599,454	7.99	599,454	6.80
SAM Global Securities Ltd.	460,000	6.13	460,000	5.22
MVR Share Trading (P) Ltd.	457,656	6.10	457,656	5.19
Millennium India Acquisition Company Inc.	0	0	1,314,054	14.90

The following table shows the shareholders beneficially owning 5% or more of the share capital of SAM Global Securities Limited immediately prior to and after our acquisition of 14.90% of that share capital:

	Number and Percentage of Shares Owned Prior to the Transaction		Number and Percentage of Shares Owned After the Transaction
Shareholder	Number	Percent	Number	Percent
SMC Global Securities Ltd.	970,000	9.70	970,000	8.25
SMC Share Brokers Ltd.	970,000	9.70	970,000	8.25
Jai Ambey Share Broking Ltd.	970,000	9.70	970,000	8.25
Svan Securities (P) Ltd.	970,000	9.70	970,000	8.25
MVR Share Trading (P) Ltd.	960,000	9.60	960,000	8.17
Agbros Polymers (P) Ltd.	950,000	9.50	950,000	8.08
A to Z Consultants (P) Ltd.	725,000	7.25	725,000	6.17
A to Z Venture Capital Ltd.	725,000	7.25	725,000	6.17
Rolex Finvst (P) Ltd.	725,000	7.25	725,000	6.17
Zee Dataline (P) Ltd.	725,000	7.25	725,000	6.17
Millennium India Acquisition Company Inc.	0	0	1,750,891	14.90

INFORMATION CONCERNING MILLENNIUM

Business

We are a blank check company formed on March 15, 2006 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India.  While our efforts in identifying a prospective target business were not limited to a particular industry, we focused primarily on privately-owned businesses within the financial services, healthcare, infrastructure and consumer, retail and hospitality sectors.  However, we remained open to reviewing any business opportunity presented to us in any industry sector.

Our initial target business must have a fair market value equal to at least 80% of our net assets at the time of the business combination.  The fair market value of the equity interest we propose to acquire in the SMC Group was calculated at approximately $83.14 million or 197% of our net assets as of September 30, 2007.  Please refer to “The Share Purchase Proposals and Option Proposals - Valuation Analysis” for a discussion of our valuation analysis.

In the prospectus included in the registration statement we filed in connection with our initial public offering, we referred to the potential business combination transaction as an “acquisition “ of an “operating business with primary operating activities in India.”  While our prospectus contemplated a variety of methodologies for consummating the business combination and did not exclude the possibility of acquiring an ownership interest of less than 50.1% in a target business, an investor may understand the term “acquisition” to mean the acquisition of a controlling interest in a target business.  If the share purchase transactions are consummated, we will be acquiring only a 14.9% interest in SMC and SAM.

We do not believe that use of the term “acquisition” in our IPO prospectus constitutes a violation of the U.S. securities laws.  However, if a lawsuit is initiated against us and a court holds that our registration statement included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, we may be required to pay damages to stockholders or to repurchase the shares we sold in our IPO at the original sale price, plus statutory interest from the date of sale.

Our entire activity from inception through the date of this proxy statement has been to prepare for our initial public offering and a business combination. We have not been engaged in, and we will, for an indefinite amount of time, not engage in, any substantive commercial business, other than through our proposed investment in the SMC Group.  We intend to utilize the amount of cash held in trust, derived from the proceeds of our initial public offering and the proceeds of the private placement of warrants prior to the initial public offering, plus any interest accrued thereon, in effecting the share purchase transactions.

Our principal executive office is located at 330 East 38th Street, Suite 40H, New York, NY 10016 and our telephone number at that address is (212) 681-6763.   For purposes of this proxy statement, all correspondence, including proxy solicitations, should be sent to:  Millennium India Acquisition Company Inc., 159 South Street, Manhasset Hills, NY 11040.

Employees

We currently have two full-time officers, F. Jacob Cherian, our president and chief executive officer and Suhel Kanuga, our executive vice president, chief financial officer, treasurer and secretary, who relocated to India during our initial public offering, taking up full-time residency in Mumbai, to oversee the sourcing, identification and selection of a target business, the negotiation of business combination terms and the conduct of due diligence until the consummation of a business combination or our liquidation. We have no other employees.

Executive Officers and Directors

Our current directors and executive officers are as follows:

Name	Age	Position
F. Jacob Cherian	42	President, Chief Executive Officer & Director
Suhel Kanuga	32	Executive Vice President, Chief Financial Officer, Treasurer, Secretary & Director
Kishore Mirchandani*	57	Chairman & Director
Lawrence Burstein	64	Director
Gul Asrani	68	Director
C.P. Krishnan Nair	85	Director
Sarat Sethi*	37	Director

_______________________
* Not running for re-election.

For information on the experience of those of our directors who are included in the director election proposal, please refer to “Election of Directors.”

Compensation

None of our officers or directors receive any compensation, except for reimbursement of out-of-pocket expenses incurred in connection with identifying the target business combinations and performing due diligence on suitable business combinations.  There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.  Because of the foregoing, we will generally not have the benefit of independent directors examining the propriety of the expenses incurred on our behalf and subject to reimbursement.

Independence of Directors

The American Stock Exchange requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.  Our board of directors has determined that, once elected, Larry Burstein, Captain Nair and Gul Asrani, who will collectively constitute a majority of our board, will meet the general independence criteria set forth in the American Stock Exchange’s listing standards.  Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors.

Audit Committee

We have established an audit committee of the board of directors.  Once re-elected as directors, Larry Burstein, C.P. Krishnan Nair and Gul Asrani will serve as the members of the audit committee.  Each of these members is an independent director for audit committee purposes under the American Stock Exchange’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•
appointing, determining the compensation of, and retaining and overseeing the work of, the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting);

•
actively engaging in dialogue with the independent auditors with respect to any disclosed relationships or services that may impact their objectivity and independence and taking, or recommending that our board of directors take, appropriate action to oversee the independence of the independent auditors;

•	annually reviewing the experience and qualifications of the key members of the independent auditors and the independent auditors’ quality control procedures;

•	reviewing and pre-approving all audit services and all permissible non-audit services;

•
establishing procedures for the receipt, retention and treatment of complaints we receive regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	discussing with the auditors the overall scope and plans for their audits including the adequacy of staffing and compensation;

•
discussing with management and the auditors the adequacy and effectiveness of the accounting and financial controls, including our system to monitor and manage business risk, and legal and ethical compliance programs;

•
reviewing and discussing with management and the independent auditors (a) any material financial or non-financial arrangements of ours that do not appear on our financial statements, and (b) any transaction with parties related to us;

•
reviewing the interim financial statements with management and the independent auditors prior to the filing of our Quarterly Reports on Form 10-Q and discussing the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards; and

•
reviewing with management and the independent auditors the financial statements to be included in our Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

Financial Experts on Audit Committee

Our audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the American Stock Exchange listing standards. The American Stock Exchange listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to the American Stock Exchange that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Our board of directors has determined that Larry Burstein satisfies the American Stock Exchange’s definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

We have established a nominating committee of the board of directors.  Once re-elected as directors, Larry Burstein, C.P. Krishnan Nair and Gul Asrani will serve as the members of the nominating committee.  Each of these members is an independent director under the American Stock Exchange’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

For information on our director nomination procedures, please see “Election of Directors - Guidelines for Selecting Director Nominees.”

 Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed to us by J.H. Cohn LLP for fiscal year 2006:

Type of Fee	Fiscal Year 2006
Audit Fees	$97,000
Audit-Related Fees	—
Tax Fees	—
Other Fees	—
Total	$97,000

Audit fees relate to services rendered to us for (i) audits of our annual financial statements, (ii) reviews of our quarterly financial statements, and (iii) the issuance of comfort letters and consents and other matters related to SEC filings.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by our independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

Properties

We maintain our executive offices at 330 East 38th Street, Suite 40H, New York, NY 10016.  This space is provided to us at no cost by Suhel Kanuga, our  Executive Vice President, Chief Financial Officer, Treasurer and Secretary.  We also have an executive office in Mumbai, India, located at 5 Tulsiani Chambers, Nariman Point, Mumbai - 400 021, India, for which we pay $5,250 per month.

Legal Proceedings

We are not party to any litigation, and we are not aware of any threatened litigation that would have a material adverse effect on us or our business.

BENEFICIAL OWNERSHIP OF MILLENNIUM’S SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of December 3, 2007 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

At any time prior to the special meeting, during a period when they are not then aware of any material non-public information regarding Millennium or its securities, the directors, officers and/or their affiliates, may enter into a written plan to purchase Millennium securities pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and may engage in other public market purchases, as well as private purchases, of securities at anytime prior to the special meeting of stockholders. The ownership percentages listed below do not include any such shares which may be purchased after December 3, 2007.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

		Percent of all Common Stock Issued and Outstanding
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Prior to Transaction (12)	Post-Transaction Assuming No Conversion (3)	Post-Transaction Assuming Maximum Conversion (3)
Kishore Mirchandani	582,573 (2)	6.3%	6.0%	7.1%
F. Jacob Cherian	582,573 (2)	6.3%	6.0%	7.1%
Suhel Kanuga	582,573 (2)	6.3%	6.0%	7.1%
Lawrence Burstein	338,455 (4)	3.7%	3.5%	4.1%
C.P. Krishnan Nair	43,008 (5)	*	*	*
Gul Asrani	18,008	*	*	*
Sarat Sethi	118,008 (6)	1.3%	1.2%	1.4%
All directors and executive officers as a group (7 individuals)	2,265,197 (7)	24.5%	23.4%	27.5%
Israel A. Englander (8)	810,700	8.9%	8.5%	10.1%
Andrew M. Weiss (9)	823,600	9.1%	8.7%	10.2%
Fir Tree, Inc. (10)	896,800	9.9%	9.4%	11.1%
Bulldog Investors (11)	663,600	7.3%	7.0%	8.2%
Polar Securities, Inc.	560,999	6.2%	5.9%	7.0%

* Represents less than 1% of the outstanding shares.

(1)	Unless otherwise indicated, the address for all officers and directors is c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 40H, New York, NY 10016.

(2)	Includes 191,000 shares of common stock underlying private placement warrants owned by each of Messrs. Mirchandani, Cherian and Kanuga.

(3)
For purposes of calculating the percentages, the amount of shares outstanding assumes that an aggregate of 450,000 new shares of common stock are issued to Samta Jain & Associates and Step Two Advisors as finders fees for the consummation of the share purchase transaction.

(4)
Includes 10,000 shares of common stock and 75,000 shares of common stock underlying private placement warrants owned by Unity Venture Capital Associates Ltd., a private investment company, of which Mr. Burstein is President and a principal stockholder.  In addition, Mr. Burstein owns 117,000 shares of common stock underlying private placement warrants.

(5)	Includes 25,000 shares of common stock underlying private placement warrants.

(6)	Includes 100,000 shares of common stock underlying private placement warrants.

(7)	Excludes an aggregate of 77,863 shares of common stock, held by Daulat Dipshan, Dr. Vijay C. Panjabi, Dr. Kurian P. Abraham, Indru

Kirplani, Chandru Jagwani, Venu Krishnan and Ramesh Hariani, our special advisors.

(8)
Based on information contained in an amended Schedule 13G jointly filed by Millenco, L.L.C., Millennium Management, L.L.C. and Israel A. Englander on February 7, 2007. The address of Millenco, L.L.C. is c/o Millennium Management, L.L.C., 666 Fifth Avenue, New York, NY 10103. Millennium Management, L.L.C. is the general partner of Millenco, L.P. Israel A. Englander is the Managing Member of Millennium Management, L.L.C.  There is no affiliation or business relationship between Millennium India Acquisition Company Inc. and Millennium Management, L.L.C.

(9)
Based on information contained in an amended Schedule 13G jointly filed by Weiss Asset Management, LLC, Weiss Capital, LLC and Andrew M. Weiss on February 14, 2007. The address for all three filers is 29 Commonwealth Avenue, 10th Floor, Boston, MA 02116.

(10)
Based on information contained in a Schedule 13G jointly filed by Sapling, LLC, Fir Tree Recovery Master Fund, L.P. and Fir Tree, Inc. on March 9, 2007. Fir Tree, Inc. is the investment manager for Fir Tree Recovery Master Fund and Sapling, LLC. The address of Fir Tree, Inc. is 505 Fifth Avenue, 23rd Floor, New York, NY 10017. Jeffrey Tannenbaum is the president of Fir Tree, Inc.

(11)
Based on information contained in a Schedule 13G jointly filed by Bulldog Investors, Phillip Goldstein and Andrew Dakos on August 31, 2007. The address for all three filers is Park 80 West, Plaza Two, Saddle Brook, NJ  07663.  Phillip Goldstein and Andrew Dakos are the principals of Bulldog Investors.

(12)	Prior to issuance of 450,000 shares in finders’ fees.

(13)
Based on information contained in a Schedule 13G jointly filed on November 13, 2007 by North Pole Capital Master Fund ("North Pole"), a Cayman Islands exempted company and Polar Securities Inc. ("Polar Securities"), a company incorporated under the laws of Ontario, Canada.  Polar  Securities serves as the investment  manager to North Pole and a number of discretionary  accounts with respect to which it has voting and dispositive authority over the Shares.  The address of the principal business office of each of North Pole and Polar Securities is 372 Bay Street, 21st floor, Toronto, Ontario M5H 2W9, Canada.  Paul Sabourin is the Chief Investment Officer for both North Pole and Polar Securities.

Those of our stockholders that owned shares of our common stock immediately prior to our initial public offering beneficially own an aggregate of approximately 24.5% of the issued and outstanding shares of our common stock, giving effect to the exercise of all of the privately held warrants issued prior to the IPO.  None of those stockholders purchased our securities in the initial public offering. Because of this ownership block held by our previous stockholders, such individuals may be able to effectively exercise control over all matters requiring approval by our stockholders, including the election of directors and approval of significant corporate transactions other than approval of a business combination.

All of the shares of our common stock outstanding immediately prior to the initial public offering are being held in escrow with American Stock Transfer & Trust Company as escrow agent, until the earliest of:

•	our liquidation; and

•
six months after the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our consummating our initial business combination with a target business.

During the escrow period, the holders of these shares will not be able to sell or transfer their shares (except to a child and/or spouse, or trust established for its benefit), but will retain all other rights as our stockholders, including, without limitation the right to vote their shares, subject to their agreement to vote all of the shares owned by them immediately prior to the initial public offering in accordance with the majority of the shares voted by the public stockholders who did not own shares immediately prior to our initial public offering and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of the stockholders who owned shares immediately prior to our initial public offering will receive any portion of the liquidation proceeds with respect to shares owned by them immediately prior to the initial public offering.

In connection with the votes required in the special meeting, all of our existing stockholders have agreed, pursuant to letter agreements with Ladenburg Thalmann & Co. Inc., the representative of the underwriters, to vote the shares of common stock owned and acquired by them prior to the initial public offering in accordance with the majority of the shares of common stock voted by the public stockholders who did not own shares immediately prior to our initial public offering, including purchasers in our private placement.

PRICE RANGE OF MILLENNIUM’S SECURITIES

Our units commenced trading on July 20, 2006.  Each unit consists of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock at $6.00 per share.

On September 21, 2006, there was a voluntary separation of our units into shares of common stock and warrants. The units, common stock and warrants each trade separately on the American Stock Exchange under the symbols “MQC.U,” “MQC” and “MQC.WS,” respectively. The following table sets forth, for the periods indicated, the high and low sales prices of the units, common stock, and warrants as reported by the American Stock Exchange:

	Units (1)		Common Stock (2)		Warrants (2)
In U.S. $	Low	High	Low	High	Low	High
2006:
Third Quarter	$7.53	$7.80	$6.98	$7.05	$0.47	$0.50
Fourth Quarter	7.45	8.00	7.00	7.39	0.32	0.75
2007:
First Quarter	$8.00	$8.74	$7.19	$7.68	$0.75	$0.90
Second Quarter	8.13	8.61	7.43	7.67	0.78	1.09
Third Quarter	7.84	8.35	7.42	7.68	0.38	1.00
Fourth Quarter (through December 3, 2007)	7.61	8.40	7.47	7.76	0.27	0.81

(1) Trading of our units commenced on July 20, 2006.

(2) Trading of our common stock and warrants commenced on September 21, 2006.

As of December 3, 2007, we had 1 unit holder, 36 stockholders, and 28 warrant holders of record.  The last sale price as reported by the American Stock Exchange on December 3, 2007, was $8.35 for our units, $7.75 for our shares and $0.80 for our warrants.  The last sale price on May 11, 2007, the date immediately prior to the public announcement of the share purchase transactions, was $8.55 for our units, $7.60 for our shares and $0.95 for our warrants.  We have never paid a cash dividend on our common stock and do not anticipate the payment of cash dividends in the foreseeable future.

DESCRIPTION OF MILLENNIUM’S SECURITIES

General

We are authorized to issue 45,000,000 shares of common stock, par value $0.0001 per share and 5,000 shares of preferred stock, par value $0.0001. As of December 3, 2007, 9,512,500 shares of our common stock were outstanding, held by 38 holders of record and no shares of our preferred stock were outstanding.

Units

Each unit consists of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock.

Common Stock

Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders. In connection with the vote required for our initial business combination, all of our existing stockholders have agreed pursuant to letter agreements with the representative of the underwriters in our initial public offering, to vote the shares of common stock owned by them immediately prior to the date of the initial public offering in accordance with the majority of the shares of common stock voted by the public stockholders. However, our previous stockholders will vote all of their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our stockholders.

Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders, other than our initial stockholders, have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust account (including the portion representing the underwriters’ deferred fee and the deferred portion of the representative’s non-accountable expense allowance), if they vote against the business combination and the business combination is approved and completed. Public stockholders who convert their stock into a pro rata share of the trust account still have the right to exercise the warrants that they received as part of the units.

Preferred Stock

Our certificate of incorporation authorizes the issuance of 5,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. No shares of preferred stock were issued or registered in our IPO. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust fund, or which votes with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

As of December 3, 2007, we had 8,872,885 warrants outstanding, held by 28 holders of record. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $6.00 per share, subject to adjustment as discussed below, at any time commencing on the closing date for the initial business combination. The warrants will expire in May 2011.

We may redeem the outstanding warrants, including the warrants purchased in our private placement offering, with Ladenburg Thalmann & Co.’s prior consent, at any time after the warrants become exercisable:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•
if, and only if, the reported last sale price of our common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to the warrant holders.

The redemption criteria for our warrants have been established at prices which are intended to provide warrant holders a reasonable premium to the initial exercise prices and provide a sufficient degree of liquidity to cushion the market reaction to our redemption call.

Since we may redeem the warrants only with the prior written consent of Ladenburg Thalmann & Co. and Ladenburg Thalmann & Co. may hold warrants subject to redemption, Ladenburg Thalmann & Co. may have a conflict of interest in determining whether or not to consent to such redemption. We cannot assure you that Ladenburg Thalmann & Co. will consent to such redemption if the exercise of the warrants is not in its best interest even if the exercise of the warrants is in our best interest.

The right to exercise the warrants will be forfeited unless they are exercised before the date specified in the notice of redemption. From and after the redemption date, the record holder of a warrant will have no further rights except to receive, upon surrender of the warrants, the redemption price.

The warrants were issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, as warrant agent, and us. You should review a copy of the warrant agreement, which has been filed as an exhibit to the registration statement in connection with our initial public offering, for a complete description of the terms and conditions applicable to the warrants.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to meet these conditions and use our best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside.

No fractional shares will be issued upon exercise of the warrants. However, we will pay to the warrant holder, in lieu of the issuance of any fractional share which is otherwise issuable to the warrant holder, an amount in cash based on the market value of the common stock on the last trading day prior to the exercise date.

Dividends

We have not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

Our Transfer Agent, Registrar and Warrant Agent

The transfer agent and registrar for our securities and warrant agent for our warrants is American Stock Transfer & Trust Company, New York, NY.

American Stock Exchange Listing

Our units are listed on the American Stock Exchange under the symbol MQC.U.  Our common stock and warrants are listed on the American Stock Exchange under the symbols MQC and MQC.WS, respectively.

Shares Eligible for Future Sale

As of December 3, 2007, we had 9,512,500 shares of common stock outstanding. All of these shares, except for the 1,812,500 shares of common stock issued prior to our initial public offering and the 450,000 shares issued as finder’s fees, are freely tradable without restriction or further registration under the Securities Act of 1933, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act of 1933.  The 1,812,500 and 450,000 shares are eligible for sale under Rule 144 as of July 19, 2007 and October 18, 2008, respectively, provided that all other requirements of the Rule, as listed below, are satisfied. Notwithstanding the foregoing, all of those shares are subject to escrow agreements and will generally not be transferable until six months after a business combination.

Rule 144

In general, under Rule 144 as currently in effect, a person who has beneficially owned restricted shares of our common stock for at least one year would be entitled to sell within any three-month period a number of shares that does not exceed the greater of either of the following:

•	1% of the number of shares of common stock then outstanding, which currently equals 90,625 shares; and

•	the average weekly trading volume of the common stock on the American Stock Exchange during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Rule 144(k)

Under Rule 144(k), a person who is not deemed to have been one of our affiliates at the time of or at any time during the three months preceding a sale, and who has beneficially owned the restricted shares proposed to be sold for at least two years, including the holding period of any prior owner other than an affiliate, is entitled to sell their shares without complying with the manner of sale, public information, volume limitation or notice provisions of Rule 144.

SEC Position on Rule 144 Sales

The SEC has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a business combination, would act as an “underwriter” under the Securities Act of 1933 when reselling the securities of a blank check company acquired prior to the consummation of its initial public offering. Accordingly, the SEC believes that those securities can be resold only through a registered offering and that Rule 144 would not be available for those resale transactions despite technical compliance with the requirements of Rule 144.

Registration Rights

The holders of our issued and outstanding shares of common stock and warrants immediately prior to our initial public offering are entitled to registration rights pursuant to a registration rights agreement.  Under that agreement, we are obligated to register their shares of common stock, their warrants and the shares of common stock underlying their warrants.  We are only required to use our best efforts to cause a registration statement relating to the resale of such securities to be declared effective and, once effective, only to use our best efforts to maintain the effectiveness of the registration statement. The holders of warrants do not have the rights or privileges of holders of our common stock or any voting rights until such holders exercise their respective warrants and receive shares of our common stock. We will bear the expenses incurred in connection with the filing of any registration statements.

INDEPENDENT AUDITORS

The balance sheet of Millennium India Acquisition Company Inc. as of December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the period from March 15, 2006 (inception) to December 31, 2006, included in this proxy statement, have been audited by J.H. Cohn LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein.

The balance sheets of SMC Global Securities Limited as of March 31, 2007 and 2006, and the related statements of income, changes in shareholders’ equity and cash flows for the periods ended March 31, 2007, 2006 and 2005, included in this proxy statement, have been audited by Price Waterhouse, independent registered public accounting firm, as set forth in their report appearing elsewhere herein.

The balance sheets of SAM Global Securities Limited as of March 31, 2007 and 2006, and the related statements of income, changes in shareholders’ equity and cash flows for the periods ended March 31, 2007, 2006 and 2005, included in this proxy statement, have been audited by Price Waterhouse, independent registered public accounting firm, as set forth in their report appearing elsewhere herein.

Representatives of J.H. Cohn LLP will be present at the special meeting or will be available by telephone with the opportunity to make statements and to respond to appropriate questions.

STOCKHOLDER PROPOSALS

The Millennium 2008 annual meeting of stockholders is expected to be held on or about _______, 2008 unless the date is changed by the board of directors.  If you are a stockholder and you want to include a proposal in the proxy statement for the 2008 annual meeting, you need to provide it to us a reasonable time before we begin to print and send our proxy materials for the annual meeting.  We currently expect to begin to print and send our proxy materials on or about _______, 2008.  You should direct any proposals to F. Jacob Cherian, President and CEO, Millennium India Acquisition Company Inc., 159 South Drive, Manhasset Hills, NY 11040.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Only one annual report and proxy statement may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the affected stockholders. We will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to F. Jacob Cherian, our President and Chief Executive Officer, at Millennium India Acquisition Company Inc., 159 South Drive, Manhasset Hills, NY 11040.  Stockholders sharing an address and currently receiving a single copy may contact Mr. Cherian as described above to request that multiple copies be delivered in future years. Stockholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting Mr. Cherian as described above.

WHERE YOU CAN FIND MORE INFORMATION

Millennium files annual, quarterly and current reports, proxy statements and other information with the SEC. These reports, proxy statements and other information contain additional information about us.  We will make these materials available for inspection and copying by any stockholder, or representative of a stockholder who is so designated in writing, at our executive offices during regular business hours.

Our stockholders may read and copy any reports, statements or other information filed by us at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549, including our annual report on Form 10-K for the year ended December 31, 2006, our quarterly report on Form 10-Q for the quarter ended September 30, 2007 and our current reports on Form 8-K.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  Our filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC located at: www.sec.gov.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of Millennium since the date of this proxy statement or that the information herein is correct as of any later date.

Stockholders should not rely on information other than that contained in this proxy statement.  We have not authorized anyone to provide information that is different from that contained in this proxy statement.  You should not assume that the information contained in this proxy statement is accurate as of any date other than the date of this proxy statement, and the mailing of this proxy statement will not create any implication to the contrary.

This proxy statement contains a description of representations and warranties set forth in the share purchase agreements and shareholders agreements, which are attached to this proxy statement as Annexes A through D.  These representations and warranties were made as of specific dates, are subject to important limitations and qualifications, and were made for the purposes of allocating contractual risk between the parties rather than to establish matters as facts.  These materials, which constitute public disclosure under the federal securities laws, are included to provide you with information regarding the terms and conditions of these agreements. Accordingly, the representations and warranties and other provisions of such agreements should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this proxy statement.

INDEX TO FINANCIAL STATEMENTS

F–1

SMC Global Securities Limited

Condensed Consolidated Balance Sheets
(Unaudited)

As of (Rs. in thousands)	March 31, 2007	June 30, 2007	June 30, 2007 Convenience translation into US$
Assets
Cash and cash equivalents	18,847	41,827	1,031
Receivables from clearing organisations (net of allowance for doubtful debts of Rs Nil as of March 31, 2007 and Rs Nil as of June 30, 2007)	193,335	—	—
Receivables from customers (net of allowance for doubtful debts of Rs. 1,598 as of March 31, 2007 and Rs. 453 as of June 30, 2007)	176,575	2,169,957	53,474
Due from related parties	3,000	78,987	1,946
Securities owned:
Marketable, at market value	378,855	665,123	16,391
Not readily marketable, at estimated fair value	2,694	—	—
Commodities, at market value	—	67,703	1,668
Investments	108,377	17,788	438
Deposits with clearing organisations and others	924,485	1,043,433	25,713
Property and equipment (net of accumulated depreciation of Rs. 31,929 as of March 31, 2007 and Rs. 41,767 as of June 30, 2007)	72,746	80,678	1,988
Intangible assets (net of accumulated amortization of Rs. 10,054 as of March 31, 2007 and Rs.13,907 as of June 30, 2007)	11,017	22,880	564
Deferred taxes, net	4,918	7,335	181
Other assets	57,351	160,505	3,955
Total Assets	1,952,200	4,356,216	107,349
Liabilities and Shareholder’s Equity
Payable to broker-dealers and clearing organizations	18,695	60,924	1,501
Payable to customers	552,972	2,750,475	67,779
Derivatives held for trading	7,965	13,873	342
Accounts payable, accrued expenses and other liabilities	60,124	94,595	2,331
Due to related parties	152,995	106,623	2,628
Overdrafts and long term debt	572,031	584,916	14,414
Total Liabilities	1,364,782	3,611,406	88,995
Commitments and contingencies (Note 19)

The accompanying notes are an integral part of these financial statements

F–2

SMC Global Securities Limited

Condensed Consolidated Balance Sheets
(Unaudited)

As of (Rs. in thousands)	March 31, 2007	June 30, 2007	June 30, 2007 Convenience translation into US$
Shareholders' Equity
Common Stock	75,051	75,051	1,849
(15,000,000 common shares authorized; 7,505,100 and 7,505,100 equity shares issued and outstanding as of March 31, 2007 and June 30, 2007; par value Rs. 10)
(5,000,000 preference shares authorized; Nil and Nil issued and outstanding as of March 31, 2007 and June 30, 2007; par value Rs. 10)

Additional paid in capital	43,500	43,500	1,072
Accumulated other comprehensive income / (loss)	—	561	14
Retained earnings	468,867	625,698	15,419
Total Shareholders' Equity	587,418	744,810	18,354
Total Liabilities and Shareholders' Equity	1,952,200	4,356,216	107,349

The accompanying notes are an integral part of these financial statements

F–3

SMC Global Securities Limited
Condensed Consolidated Statements of Income
(Unaudited)

For the quarter ended June 30, (Rs. in thousands, except per share data)	2006	2007	2007 Convenience translation into US$
Revenues:
Commission income	101,093	114,870	2,831
Proprietary trading, net	30,545	111,610	2,750
Distribution income, net	4,550	4,891	120
Interest and dividends	10,242	22,599	557
Other income	124	681	17
Total revenues	146,554	254,651	6,275
Expenses:
Exchange, clearing and brokerage fees	38,925	47,295	1,165
Employee compensation and benefits	14,758	38,778	956
Information and communication	6,282	10,558	260
Advertisement expenses	4,655	8,669	214
Depreciation and amortization	4,150	8,128	200
Interest expense	5,409	13,585	335
General and administrative expenses	8,689	12,437	306
Total expenses	82,868	139,450	3,436
Earnings before income taxes	63,686	115,201	2,839
Income taxes	19,049	27,913	688
Earnings after income taxes	44,637	87,288	2,151
Share in profits of equity investee	23,906	6,946	171
Earnings before extraordinary gain	68,543	94,234	2,322
Extraordinary gain	—	62,597	1,542
Net income	68,543	156,831	3,864
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	9.14	12.56	.31
Basic and diluted: Extraordinary gain	—	8.34	.21
Basic and diluted: Net income	9.14	20.90	.52
Weighted average number of shares used to compute basic and diluted earnings per share	7,505,100	7,505,100	7,505,100

The accompanying notes are an integral part of these financial statements

F–4

SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows
(Unaudited)

For the quarter ended June 30, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$
Cash flows from operating activities
Net profit	68,543	156,831	3,865
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	4,151	8,128	200
Deferred tax expense / (benefit)	(3,191)	(2,046)	(50)
Share of profits in equity investee and extraordinary gain	(23,906)	(6,946)	(171)
(Gain)/Loss on sale of property and equipment	—	(39)	(1)
Fair value (gain) / loss on trading securities	2,498	7,192	177
Extraordinary gain	—	(62,597)	(1,542)
Provision for gratuity	207	451	11
Changes in assets and liabilities:
Receivables from clearing organizations	—	194,146	4,784
Receivables from customers	(113,609)	(1,886,161)	(46,480)
Dues from related parties	(720)	(74,862)	(1,845)
Dues to related parties	36,645	105,980	2,612
Securities owned	32,026	193,338	4,764
Derivatives held for trading	(3,749)	5,908	146
Deposits with clearing organizations and others	(229,057)	95,549	2,355
Other assets	70,338	(86,171)	(2,123)
Payable to broker-dealers and clearing organisations	14,226	38,357	945
Payable to customers	234,510	1,571,214	38,719
Book overdraft	—	36,285	894
Accrued expenses	25,648	(112,475)	(2,772)
Net cash provided by operating activities	114,560	182,082	4,488

Cash flows from investing activities
Purchase of property and equipment	(11,499)	(11,019)	(272)
Proceeds from sale of property and equipment	—	39	1
Purchase of investments	—	(4,890)	(120)
Acquisition of intangible assets	122	(478)	(12)
Acquisition of business, net of cash acquired	—	(82,334)	(2,029)
Net cash used in investing activities	(11,377)	(98,682)	(2,432)

The accompanying notes are an integral part of these financial statements

F–5

SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows
(Unaudited)

For the quarter ended June 30, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$
Cash flows from financing activities
Net movement in overdrafts and long term debt	(104,112)	(60,596)	(1,493)
Net cash provided by financing activities	(104,112)	(60,596)	(1,493)
Effect of exchange rate changes on cash and cash equivalents	—	176	4
Net increase/(decrease) in cash and cash equivalents during the period	(931)	22,980	567
Add : Balance as of beginning of the period	7,572	18,847	464
Balance as of end of the period	6,641	41,827	1,031

The accompanying notes are an integral part of these financial statements

F–6

SMC Global Securities Limited

Condensed Consolidated Statements of Changes in Shareholders’ Equity
(Unaudited)

Three months ended June 30, 2006

	Common Stock
(Rs. in thousands)	Shares	Par value	Additional Paid in Capital	Retained earnings	Total
Balance as of March 31, 2006	7,505,100	75,051	43,500	215,698	334,249
Net income for the period	—	—	—	68,543	68,543
Balance as of June 30, 2006	7,505,100	75,051	43,500	284,241	402,792

Three months ended June 30, 2007

	Common Stock		Additional Paid in Capital	Retained earnings
(Rs. in thousands)	Shares	Par value			Accumulated other comprehensive income / (loss)	Total
Balance as of March 31, 2007	7,505,100	75,051	43,500	468,867	—	587,418
Net income for the period	—	—	—	156,831	561	157,392
Balance as of June 30, 2007	7,505,100	75,051	43,500	625,698	561	744,810
Balance as of June 30, 2007 Convenience translation into US$	—	1,849	1,072	15,419	14	18,354

The accompanying notes are an integral part of these financial statements

F–7

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

1.	Description of Business

SMC Global Securities Limited (the “Company” or “SMC Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the National Stock Exchange of India Limited (“NSE”) in the capital market and trading and clearing member in the futures and options market. The Company held 40.0% of outstanding common shares of SMC Comtrade Limited (“SMC Comtrade”) as of March 31, 2007. On April 26, 2007 SMC Comtrade became the wholly owned subsidiary of the Company, with the acquisition of remaining 60.0% of outstanding common shares of SMC Comtrade Limited. SMC Comtrade is a trading and clearing member of National Commodity Exchange of India (“NCDEX”) and Multi Commodity Exchange of India (“MCX”) in the commodity market. SMC Comex International, DMCC (“SMC Comex”), a wholly owned subsidiary of SMC Comtrade holds trading and clearing membership for Dubai Gold Commodity Exchange (“DGCX”).

The Company’s shares are listed on the Delhi Stock Exchange, Ludhiana Stock Exchange, Ahmedabad Stock Exchange and Calcutta Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet client’s needs including brokerage services, clearing member services, distribution of financial products such as mutual funds and initial public offerings.

2.	Summary of Significant Accounting Policies

Interim financial information

The accompanying condensed consolidated financial statements of SMC Global Securities Limited and its wholly-owned subsidiary (‘Group’) as of June 30, 2007 and for the three months ended June 30, 2007 and 2006 are unaudited. The statement of income includes the results of SMC Comtrade from the date of acquisition. In the opinion of management, the condensed consolidated financial statements include all adjustments that management considers necessary for a fair statement of its financial position, operating results and cash flows for the interim periods presented. Operating results and cash flows for interim periods are not necessarily indicative of results for the entire year. The Condensed Consolidated Balance Sheet as of March 31, 2007, was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted ("GAAP") in the United States of America for full financial statements. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended March 31, 2007.

In presenting the condensed financial statements, management makes estimates that affect the reported amounts and disclosures in the financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ from those estimates and could have a material impact on the condensed financial statements, and it is possible that such changes could occur in the near term.

For the convenience of the reader, the financial statements as of and for the quarter ended June 30, 2007 have been translated into U.S. dollars (US$) at US$1.00 = Rs. 40.58 based on the noon buying rate on June 29, 2007 by the Federal Reserve Bank of New York. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all.

Earnings Per Share

In accordance with the provisions of SFAS 128, "Earnings Per Share", basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period.  The Group does not have any outstanding dilutive securities and hence the basic and diluted earnings per share are same.

F–8

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

Recent Accounting Pronouncements

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 became effective beginning April 1, 2007 for us. The adoption of FIN 48 did not result in a cumulative effect adjustment to retained earnings as of April 1, 2007.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Group is in the process of evaluating the impact SFAS 157 will have on the financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Group in the process of evaluating the impact SFAS 159 will have on the financial statements.

In June 2007, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). The intent of SOP 07-1 is to clarify which entities are within the scope of the AICPA Audit and Accounting Guide, Investment Companies (the “Guide”). Financial Accounting Standards Board (“FASB”) has agreed to propose an indefinite delay of the effective date of SOP 07-1. The Group is in the process of evaluating the impact SOP 07-1 will have on the financial statements.

3.	Business Combination

The Company held 40.0% of outstanding common shares of SMC Comtrade Limited (”SMC Comtrade”) as of March 31, 2007. On April 26, 2007 SMC Comtrade became the wholly owned subsidiary of the Company, with the acquisition of remaining 60.0% of outstanding common shares of SMC Comtrade Limited. The purchase price was Rs. 90,000, comprising of cash only. The acquisition was made to consolidate the group structure and realize benefits of synergies in operations of both entities.

The Group allocates the purchase price of its acquisitions to the tangible assets, liabilities and intangible assets acquired, based on their estimated fair values. The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141 “Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management's estimates and assumptions. The allocation of purchase price is as follows:

F–9

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

	Rs. in thousands	US $
Assets
Cash & cash equivalents	7,666	189
Receivables and deposits	130,277	3,210
Commodities and mutual funds	331,085	8,159
Investments	6,251	154
Other assets	10,305	254
Liabilities
Payable to exchanges, customers	304,071	7,493
Debts	22,318	550
Accounts payable	6,598	163
Net assets acquired	152,597	3,760
Less: Purchase price allocation	90,000	2,218
Extraordinary gain	62,597	1,542

Pro forma financial information

The unaudited financial information in the table below summarizes the combined results of operations of SMC Global and SMC Comrade, on a pro forma basis, as though the companies had been combined as of the beginning of each of the periods presented. The pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of each of the periods presented. The pro forma financial information for all periods presented also includes adjustments to depreciation on acquired property and equipment, amortization charges from acquired intangible assets.

Quarter ended	June 30, 2006	June 30, 2007	June 30, 2007
			US $
Net sales	257,251	279,954	6,899
Earnings before extraordinary gain	104,403	102,662	2,530
Net income	104,403	165,259	4,072
Earnings per share before extraordinary gain	13.91	13.68	0.34
Earnings per share	13.91	22.02	0.54

During the quarter ended June 2007, the Company also completed the acquisition of business of Somayajulu and Company Limited. The acquisition was made to increase the presence of the Group in Southern India. The purchase price of Rs.10,000 for this acquisition was allocated to property and equipment, customer relationship and goodwill.

4.	Securities Owned

Securities consist of trading securities at market values, as follows:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $

Equity shares	378,855	593,995	14,638
Mutual fund	—	71,128	1,753
Total	378,855	665,123	16,391

Securities consist of trading securities at fair value, as follows:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $

Equity shares	2,694	—	—
Total	2,694	—	—

F–10

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

5.	Other Assets

Other assets consist of:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $

Advance for application of shares in initial public offering	26,400	42,602	1,050
Purchase consideration paid in advance	10,000	—	—
Prepaid expenses	7,475	12,467	307
Security deposits paid	5,753	8,060	199
Advance tax, net	3,024	24,722	609
Others	4,699	72,654	1,790
Total	57,351	160,505	3,955

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for telecommunications and VSAT.

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and service tax.

Advances other includes amount recoverable from Millennium India Acquisition Company Inc. for expenses incurred in relation to proposed share subscription.

6.	Property and Equipment

Property and equipment consist of:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Building	9,962	10,321	254
Equipment	10,996	12,386	305
Furniture and fixture	11,480	12,872	317
Computer hardware	40,274	53,192	1,311
Vehicle	7,246	8,247	203
Satellite equipment	24,717	25,427	627
Total property and equipment	104,675	122,445	3,017
Less: Accumulated depreciation	31,929	41,767	1,029
Total property and equipment, net	72,746	80,678	1,988

Depreciation expense amounted to Rs. 3,202 and Rs. 6,013 for the quarter ended June 30, 2006 and 2007 respectively.

F–11

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

Included in property and equipment are the following assets under capital lease:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Vehicle	2,686	2,686	66
Total leased property and equipment	2,686	2,686	66
Less: Accumulated depreciation	785	920	23
Total leased property and equipment, net	1,901	1,766	43

7.	Intangible Assets

Intangible assets consist of:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Intangible assets subject to amortization
Software	20,571	25,647	632
Customer relationship	—	7,500	185
Intangible assets not subject to amortization
Goodwill	—	1,500	37
Membership in exchanges	500	2,140	53
Total intangible assets	21,071	36,787	907
Less: Accumulated amortization	10,054	13,907	343
Total intangible assets, net	11,017	22,880	564

Amortization expense amounted to Rs. 948 and Rs. 2,060 for the quarters ended June 30, 2006 and 2007 respectively.

8.	Investments

Investments consist of:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Investments accounted for by equity method	106,418	5,411	133
Investments carried at cost	1,959	12,377	305
Total	108,377	17,788	438

As part of its corporate strategy and in the normal course of its business, the Group makes investments in the equity of companies which are engaged in businesses similar to Group’s core business.

Investments at cost: SMC Global holds 970,000 shares, representing 9.7% interest in SAM Global Securities Limited (“SAM Global”). The carrying value of the investment at original acquisition cost is Rs 1,959. The

F–12

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

Company accounts for its investment in SAM Global at cost. SMC Comtrade holds shares in SMC Share Broker Limited. These investments are accounted for at cost. The market value of the said investment is not readily determinable. Based on a review of the financial statements of SAM and SMC Share Broker Limited, the Group has determined that there is no impairment in the carrying value of the investment.

Investments accounted for by equity method represents investments in Pullin Investment Private Limited and Abhichaya Investment Private Limited.

9.	Overdrafts and Long Term Debt

Bank Overdrafts

The Group’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 492,062 and Rs. 546,897 as of March 31, 2007 and June 30, 2007, respectively, at average effective interest rates of 9.8% and 11.0%, respectively.  Deposits have been placed by the Group with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

Book Overdraft

Book overdrafts were Rs. 78,688 and Rs. 36,935 at March 31, 2007 and June 30, 2007, respectively.

Long Term Debt

Long term debt outstanding comprises of loans taken against vehicles. The long term debt was Rs.  1,281 and Rs. 1,084 at March 31, 2007 and June 30, 2007, respectively, at average effective interest rates of 8.3% and 8.3%, respectively.  Long term debt is secured by pledge of vehicles.

Refer note 16 for assets pledged as collateral.

10.	Exchange, Clearing and Brokerage fees

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). The securities transactions tax in respect of proprietary trading amounted to Rs. 17,561 and Rs. 40,045 for the quarters ended June 30, 2006 and 2007 respectively. Under the Indian Income Tax Act, the Company can set-off amount paid for STT towards its liability for taxes on income arising from taxable securities transactions. STT which can not be set off against taxes on income is charged to expense.

11.	Distribution Income

The net distribution income comprises of:

Quarter ended June 30,	2006	2007	2007 US $
Gross distribution revenue	23,845	35,191	867
Less: Distribution revenues attributable to sub-brokers	19,295	30,300	747
Net distribution income	4,550	4,891	120

F–13

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

12.	Payable to Broker Dealers and Clearing Organizations

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Payable to clearing organizations	—	39,267	968
Commission payable	18,695	21,279	524
Payable to multi commodities exchanges		378	9
Total	18,695	60,924	1,501

13.	Accounts Payable, Accrued Expenses and Other Liabilities

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Security deposits	18,405	20,140	496
Accrued expenses	17,849	18,389	453
Provision for taxes and stamp duty	1,341	20,052	494
Provision for gratuity	1,467	1,918	47
Accrued payroll	7,427	13,516	334
Others	13,635	20,580	507
Total	60,124	94,595	2,331

Security deposits primarily include deposits taken from sub-brokers for satellite equipment and deposits from employees.

14.	Employee benefits

The Gratuity Plan

Net gratuity cost for the three months ended June 30, 2006 and 2007 comprises the following components:

Quarter ended June 30,	2006	2007	2007 US $
Service cost	133	277	7
Interest cost	25	44	1
Amortization	49	137	3
Expected return on assets	—	(7)	—
Net gratuity costs	207	451	11

The Group has contributed Rs. NIL in the three months ended June 30, 2007 and expects to contribute approximately Rs. 2,500 to the gratuity trust during the remainder of fiscal 2008.

Provident Fund

The Group’s contribution towards the provident fund amounted to Rs. 146 and Rs. 599 for the quarters ended June 30, 2006 and 2007 respectively.

F–14

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

15.	Income Taxes

The effective tax rate was 30.0% and 24.2% in the first quarter of year 2006 and 2007 respectively.  The rebate of securities transaction tax is available to the Company which reduces its tax rate. The effective tax rate in quarter 2007 is lower due to lower tax rate of SMC Comtrade due to dividends and operations of SMC Comex in tax free jurisdiction.

The Group’s major tax jurisdiction is India. In India, the assessment is not yet completed for the financial year 2004-05 and onwards. The Group continues to recognize interest and penalties related to income tax matters as part of the income tax provision.

16.	Collateral and Significant Covenants

The Group has provided its assets as collateral for credit facilities availed from banks and for margin requirements with exchanges. Amounts that the Group has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Fixed deposits	877,500	933,495	23,004
Securities owned	217,500	173,463	4,275
Property and equipment	9,531	9,476	233
Total	1,104,531	1,116,434	27,512

The fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

State Bank of Bikaner and Jaipur, one of the bankers to the Group, has created first pari-passu charge over the current assets of SMC Global, as a security for credit facilities provided to the Company.

Canara Bank, one of the bankers to the Group, has created first charge over book debts, outstandings, money receivables, claims, and equitable mortgage on specified office building for credit facilities provided to the Company. The bank also has charge on advances against checks/ drafts of bill of exchange whatever may be the tender thereof drawn, accepted or endorsed by the Company with or without documents such as railway receipts, lorry receipts, air ways bill, post parcel, bill of lading or any other document of title to the goods, invoices, etc.

Oriental Bank of Commerce, one of the bankers to the Group, has created equitable mortgage on specified property together with all buildings, super structures, property and equipment constructed or to be constructed, installed and or to be installed and all accretions there to, for credit facilities provided to the Company.

Centurion bank of Punjab, one of the bankers to the Group, has created equitable mortgage on specified property for credit facilities provided to the Company.
SMC Global has executed an undertaking in favour of Yes Bank, one of the bankers to the Group, agreeing to continue to maintain more than 26.0% holding in SMC Comtrade.

F–15

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

17.	Concentration

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Quarter ended June 30, (in %)	2006	2007
Revenue from top two customers	15.03	11.44
Revenue from top five customers	22.86	16.48
Revenue from top ten customers	31.61	22.49

18.	Segment

The Group has recognised two segments beginning quarter ended June 30, 2007: Capital and derivatives markets and Commodities. The recognition of the segments is made as SMC Comtrade became wholly owned subsidiary in the quarter ended June 30, 2007 and SMC Comtrade financial statements are consolidated with the financial statements of the Company beginning this quarter.

Quarter ended	June 30, 2007
	Capital and derivatives markets	Commodities	Total	US $
Revenue from external customer	183,766	70,885	254,651	6,275
Earnings after taxes	44,839	42,449	87,288	2,151
Total assets	3,400,327	955,889	4,356,216	107,349

Quarter ended	June 30, 2006
	Capital and derivatives markets	Commodities	Eliminations	Total
Revenue from external customer	146,554	110,697	110,697	146,554
Earnings after taxes	44,637	59,766	59,766	44,637
Total assets	1,407,323	528,262	528,262	1,407,323

19.	Commitments and Contingent Liabilities

a) Operating Leases

SMC Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 535and Rs. 2,329 for the quarters ended June 30, 2006 and 2007 respectively. There are no non-cancelable lease arrangements.

b) Guarantees

As of March 31, 2007 and June 30, 2007, guarantees of Rs 1,196,500 and Rs.1,355,300 are provided by various banks to exchange clearing houses for the Group, in the ordinary course of business, as a security for due performance and fulfillment by the Group of its commitments and obligations.

F–16

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

As of March 31, 2007 and June 30, 2007, the Company has provided corporate guarantees of Rs. 200,000 and Rs. 230,000 to banks for guarantees issued by banks for SAM Global Securities Limited to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charge commission as consideration to issue the guarantees. The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount. The Group recognizes commission expense over the period of the guarantee and classify in the income statement under “interest expense”. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Group to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c) Litigation

The Group is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Group’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims, and the potential for fines and penalties from regulatory agencies. The Group is carrying reserves of Rs. 10,000 for potential losses to the extent that such matters are probable and can be estimated, in accordance with SFAS 5, “Accounting for Contingencies.”  As litigation and the resolution of regulatory matters are inherently unpredictable, the Group cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Group believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Group.

Show Cause Notice (“SCN”) dated November 23, 2004, December 6, 2004 and November 17, 2006 from Securities and Exchange Board of India (“SEBI”)

There was a sharp fall in the Indian stock market on May 17, 2004. SEBI alleged that sale transactions of SMC Global on this day had significant impact on lowering the price of significant number of the selected scrips and Nifty Futures on a large number of occasions and the sell orders placed by it appear to have added to the momentum of such fall and aggravated the market crisis.
In addition to the aforesaid allegations, SEBI has alleged certain other irregularities, pursuant to inspections conducted on SMC Global.

SEBI had asked the Company to show cause as to why appropriate action under SEBI Act and Regulations should not be taken against the Company.

The Company has submitted its response, denying the allegations. The Company has submitted that it has carried out bonafide transactions and followed rules and regulations in respect of dealings on May 17, 2004. There was no motive behind the Company’s transactions to artificially depress the prices of securities. The other irregularities alleged are not sustainable and even in cases when these exist; the lapses were nominal and administrative in nature. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

The Company has filed an application for consent before the Securities and Exchange Board of India in September 2007. The terms of consent proposes abatement of proceedings against the Company on payment of specified monetary amount

Order by SEBI dated October 5, 2005 in the matter of Digital Stock

F–17

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

SEBI has alleged irregularities in sub-broker operations and directed to review the Company to review systems and procedures and confirm to SEBI that all the operations are within the framework of SEBI regulations, rules and guidelines.

The Company has responded to SEBI that it has carried out comprehensive review of all systems and procedures and has ensured that the same are in compliance with all the SEBI Act, Rules and Regulations as well as directives and guidelines of SEBI. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

SCN under SEBI Rules dated October 25, 2005

Investigations were conducted by SEBI in the matter of the dealings in the scrip of DSQ Biotech Limited (“DSQ”). SEBI has alleged that synchronised trades and fictitious trades were executed by the entities of the DSQ group through accommodating brokers. SEBI alleged that SMC Global has actively aided and abetted the clients in the creation of the false market in the scrip by executing the transactions without the intention to transfer the beneficial interest in the security. An enquiry was ordered against the Company and enquiry officer recommended a penalty of censure against the Company. SEBI has issued a SCN on November 7, 2006 to the Company as to why the appropriate penalty including penalty as recommended by the Enquiry Officer should not be imposed.

The Company has denied the allegations in its response to SEBI.  The Company has submitted that due skill, care and diligence were exercised in the conduct of the business. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

SCN under SEBI Rules dated September 28, 2006

SEBI appointed an adjudicating officer to inquire into and adjudge under SEBI Act and Regulations. SEBI has alleged that SMC Global executed structured trades in the scrip of Jubilant Organosys Limited (“JOL”) in collusion with a group of brokers during the year 2003 and thereby violated Regulations.  SEBI has alleged that failure on the part of the Company to comply with the said provisions makes the Company liable to the penalty under SEBI Act. SEBI in its SCN has asked the Company to show cause as to why an inquiry should not be held against the Company.

The Company has filed a reply with SEBI in response to the SCN, denying having done any possible structured deals. The Company has submitted that the trades in JOL scrip were executed in the normal and usual course of business through the systems of exchange and no off market deals were done in the scrip. No response has been received from SEBI in this regard and the matter is pending with SEBI.

SEBI order on June 18, 2007 in the matter of dealings in futures and options contracts on the NSE.

SEBI has alleged in the order that certain entities and brokers have indulged in non genuine trade transactions and have created false and misleading appearance of trading on the derivatives market during January to March 2007. SMC Global has been named as one of brokers in the order. The order is an ad interim, ex-parte order and the Company has a right to file its objections. The Company submitted its response in July 2007, denying the allegations. In October 2007, SEBI issued a SCN as to why an inquiry should not be held against the Company.

SCN  under SEBI Rules dated October 15, 2007

SEBI has alleged certain irregularities pursuant to inspection  report for the period April 2002 to March 2004. SEBI in its SCN has asked the company to show cause as to why an inquiry should not be held against the Company.

F–18

SMC Global Securities Limited
REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
SMC Global Securities Limited:

In our opinion, the accompanying balance sheets and the related statements of income, of shareholders’ equity and of cash flows present fairly, in all material respects, the financial position of SMC Global Securities Limited at March 31, 2007 and 2006 and the results of its operations and its cash flows for each of the three years in the period ended March 31, 2007 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

/s/ Price Waterhouse

New Delhi, India
July 6, 2007

F–19

SMC Global Securities Limited

Balance Sheets

As of March 31, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Assets
Cash and cash equivalents	7,572	18,847	437
Receivables from clearing organisations (net of allowance for doubtful debts of Rs Nil in 2006 and Rs Nil in 2007)	—	193,335	4,486
Receivables from customers (net of allowance for doubtful debts of Rs. Nil in 2006 and Rs. 1,598 in 2007)	98,047	176,575	4,097
Due from related parties	83,224	3,000	70
Securities owned:
Marketable, at market value	291,480	378,855	8,790
Not readily marketable, at estimated fair value	2,694	2,694	63
Investments	31,188	108,377	2,515
Deposits with clearing organisations and others	560,372	924,485	21,449
Property and equipment (net of accumulated depreciation of Rs. 17,380 in 2006 and Rs. 31,929 in 2007)	45,010	72,746	1,688
Intangible assets (net of accumulated amortization of Rs. 5,670 in 2006 and Rs. 10,054 in 2007)	6,930	11,017	256
Deferred taxes, net	—	4,918	114
Other assets	12,081	57,351	1,330
Total Assets	1,138,598	1,952,200	45,295
Liabilities and Shareholder’s Equity
Payable to broker-dealers and clearing organizations	76,944	18,695	434
Payable to customers	491,102	552,972	12,830
Derivatives held for trading	3,749	7,965	185
Accounts payable, accrued expenses and other liabilities	33,691	60,124	1,395
Due to related parties	2	152,995	3,550
Overdrafts and long term debt	196,149	572,031	13,272
Deferred taxes, net	2,712	—	—
Total Liabilities	804,349	1,364,782	31,666
Commitments and contingencies (Note 27)

The accompanying notes are an integral part of these financial statements

F–20

SMC Global Securities Limited

Balance Sheets

As of March 31, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Shareholders’ Equity
Common Stock	75,051	75,051	1,741
(15,000,000 common shares authorized; 7,505,100 and 7,505,100 equity shares issued and outstanding as of March 31, 2006 and 2007; par value Rs. 10)
(5,000,000 preference shares authorized; Nil and Nil issued and outstanding as of March 31, 2006 and 2007; par value Rs. 10)
Additional paid in capital	43,500	43,500	1,009
Retained earnings	215,698	468,867	10,879
Total Shareholders’ Equity	334,249	587,418	13,629
Total Liabilities and Shareholders’ Equity	1,138,598	1,952,200	45,295

The accompanying notes are an integral part of these financial statements

F–21

SMC Global Securities Limited

Statements of Income

For the year ended March 31, (Rs. in thousands, except per share data)	2005	2006	2007	2007 Convenience translation into US$ (in thousands, except per share data) (unaudited)
Revenues:
Commission income	132,085	222,593	355,176	8,241
Proprietary trading, net	66,723	191,238	212,636	4,934
Distribution income, net	166	6,819	21,627	502
Interest and dividends	20,084	23,652	54,524	1,265
Other income	10,756	6,542	7,451	173
Total revenues	229,814	450,844	651,414	15,115
Expenses:
Exchange, clearing and brokerage fees	83,737	95,228	142,885	3,315
Employee compensation and benefits	12,827	25,360	67,640	1,569
Information and communication	11,418	21,564	37,455	869
Advertisement expenses	4,666	23,889	25,210	585
Depreciation and amortization	6,915	11,639	20,647	479
Interest expense	19,415	19,566	40,153	932
General and administrative expenses	14,976	39,237	54,374	1,262
Total expenses	153,954	236,483	388,364	9,011
Earnings before income taxes	75,860	214,361	263,050	6,104
Income taxes	31,893	71,999	87,070	2,020
Earnings after income taxes	43,967	142,362	175,980	4,084
Share in profits of equity investee	512	8,809	73,233	1,699
Earnings before extraordinary gain	44,479	151,171	249,213	5,783
Share in extraordinary gain of equity investee	—	—	3,956	92
Net income	44,479	151,171	253,169	5,875
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	9.66	32.61	33.21	0.77
Basic and diluted: Extraordinary gain	—	—	0.53	0.01
Basic and diluted: Net income	9.66	32.61	33.73	0.78
Weighted average number of shares used to compute basic and diluted earnings per share	4,605,100	4,636,881	7,505,100	7,505,100

The accompanying notes are an integral part of these financial statements

F–22

SMC Global Securities Limited

Statements of Cash Flows

For the year ended March 31, (Rs. in thousands)	2005	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Cash flows from operating activities
Net profit	44,479	151,171	253,169	5,875
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	6,915	11,639	20,647	479
Deferred tax expense / (benefit)	20,362	975	(7,629)	(177)
Share of profits in equity investee and extraordinary gain	(512)	(8,809)	(77,189)	(1,791)
(Gain)/Loss on sale of property and equipment	(31)	(278)	(325)	(8)
Fair value (gain) / loss on trading securities	30,437	(5,536)	7,478	173
Allowance for doubtful debts	—	—	1,598	37
Provision for gratuity	181	384	819	19
Changes in assets and liabilities:
Receivables from clearing organizations	6,902	4,393	(193,335)	(4,486)
Receivables from customers	95,016	(23,645)	(80,126)	(1,859)
Dues from related parties	9,244	(83,106)	80,224	1,861
Dues to related parties	(23,259)	(19,764)	152,993	3,550
Securities owned	(12,501)	(203,068)	(94,853)	(2,201)
Derivatives held for trading	4,195	(644)	4,216	97
Deposits with clearing organizations and others	(82,394)	(154,883)	(364,113)	(8,448)
Other assets	(5,050)	724	(45,270)	(1,050)
Payable to broker-dealers and clearing organisations	19,790	53,561	(58,250)	(1,351)
Payable to customers	(67,278)	190,225	61,870	1,435
Book overdraft	(301)	(17,890)	16,824	390
Accrued expenses	5,388	18,379	25,614	595
Net cash provided by operating activities	51,583	(86,172)	(295,638)	(6,860)

Cash flows from investing activities
Purchase of property and equipment	(15,385)	(23,824)	(44,008)	(1,021)
Proceeds from sale of property and equipment	279	450	334	8
Purchase of investments	—	(1,959)	—	—
Acquisition of intangible assets	(1,602)	(5,590)	(8,471)	(197)
Net cash used in investing activities	(16,708)	(30,923)	(52,145)	(1,210)

The accompanying notes are an integral part of these financial statements

F–23

SMC Global Securities Limited

Statements of Cash Flows

For the year ended March 31, (Rs. in Thousands)	2005	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Cash flows from financing activities
Net movement in overdrafts and long term debt	(27,217)	42,987	359,058	8,331
Proceed from issue of share capital	—	29,000	—	—
Additional paid in capital	—	43,500	—	—
Net cash provided by financing activities	(27,217)	115,487	359,058	8,331

Net (decrease) / increase in cash and cash equivalents during the year	7,658	(1,608)	11,275	261

Add : Balance as of beginning of the year	1,522	9,180	7,572	176
Balance as of end of the year	9,180	7,572	18,847	437

Supplemental cash flow information:

Year ended March 31,	2005	2006	2007	2007 US $
Income taxes paid	6,549	73,510	79,472	1,844
Interest paid	19,415	19,566	40,153	932

The accompanying notes are an integral part of these financial statements

F–24

SMC Global Securities Limited

Statements of Changes in Shareholders’ Equity

	Common Stock		Additional Paid in	Retained
(Rs. in thousands)	Shares	Par value	Capital	earnings	Total
Balance as of April 1, 2004	4,605,100	46,051	—	20,048	66,099
Net Income for the year	—	—	—	44,479	44,479
Balance as of March 31, 2005	4,605,100	46,051	—	64,527	110,578
Issuance of common shares	2,900,000	29,000	43,500	—	72,500
Net Income for the year	—	—	—	151,171	151,171
Balance as of March 31, 2006	7,505,100	75,051	43,500	215,698	334,249
Net Income for the year	—	—	—	253,169	253,169
Balance as of March 31, 2007	7,505,100	75,051	43,500	468,867	587,418
Balance as of March 31, 2007 Convenience translation into US$ (unaudited)	7,505,100	1,741	1,009	10,879	13,629

The accompanying notes are an integral part of these financial statements

F–25

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

1.	DESCRIPTION OF BUSINESS

SMC Global Securities Limited (the “Company” or “SMC Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the National Stock Exchange of India Limited (“NSE”) in the capital market and trading and clearing member in the futures and options market. The Company holds 40.0% of outstanding common shares of SMC Comtrade Limited (“SMC Comtrade”). SMC Comtrade is a trading and clearing member of National Commodity Exchange of India (“NCDEX”) and Multi Commodity Exchange of India (“MCX”) in the commodity market. SMC Comex International, DMCC (“SMC Comex”), a wholly owned subsidiary of SMC Comtrade holds trading and clearing membership for Dubai Gold Commodity Exchange (“DGCX”).

The Company’s shares are listed on the Delhi Stock Exchange, Ludhiana Stock Exchange, Ahmedabad Stock Exchange and Calcutta Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet client’s needs including brokerage services, clearing member services, distribution of financial products such as mutual funds and initial public offerings.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation

The financial statements include the accounts of SMC Global Securities Limited and equity affiliates. All significant intercompany transactions have been eliminated. The Company accounts for investments in entities that are not variable interest entities where the Company owns a voting or economic interest of 20% to 50% and/or for which it has significant influence over operating and financing decisions using the equity method of accounting. The Company’s equity in the profits/(losses) of affiliates is included in the statements of income unless the carrying amount of an investment is reduced to zero and the Company is under no guaranteed obligation or otherwise committed to provide further financial support.

The Company consolidates investments in which it holds, directly or indirectly, more than 50% of the voting rights or where it exercises control. There were no such investments during the periods presented.

Use of Estimates

In preparing these financial statements, management makes use of estimates concerning certain assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and certain revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ from those estimates and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, valuation of securities, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.

Foreign Currency and Convenience Translation

The accompanying financial statements are reported in Indian rupee (“INR” or “Rs.”). The Indian rupee is the functional currency for the Company and its affiliates, other than SMC Comex. The functional currency of SMC Comex is its local currency. Assets and liabilities of SMC Comex are translated at year-end rates of exchange, and income statement accounts are translated at weighted average rates of exchange for the year. Gains or losses resulting from foreign currency transactions are included in net income.

F–26

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

For the convenience of the reader, the financial statements as of and for the year ended March 31, 2007 have been translated into U.S. dollars (US$) at US$1.00 = INR 43.10 based on the noon buying rate on March 30, 2007 by the Federal Reserve Bank of New York. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all. The convenience translation is unaudited.

Revenue Recognition

a)	Proprietary Trading

Revenues from proprietary trading consist primarily of net trading income earned by the Company when trading as principal. Net trading income from proprietary trading represents trading gains net of trading losses. Proprietary revenue includes both realized and unrealized gains and losses. The profit and loss arising from all transactions entered into for the account and risk of the Company are recorded on a trade date basis.

Derivative financial instruments are used for trading purposes and carried at fair value. Market value for exchange-traded derivatives, principally futures and options is based on quoted market prices. The gains or losses on derivatives used for trading purposes are included in revenues from proprietary trading. Purchases and sales of derivative financial instruments are recorded on trade date. The transactions are recorded on a net basis when the legal right of offset exists.

b)	Commission Income

Commission income is recognized on trade date basis as securities transactions occur. The Company reports commission income on transactions as revenue on gross basis and reports commissions paid to sub brokers as commission expense.

c)	Distribution Income

The Company earns distribution income on distribution of initial public offerings, mutual funds and other securities on behalf of the lead managers of those offerings, mutual funds and other securities. The Company’s primary obligation is distribution and collection of the subscription forms through its sub-broker network for which it is compensated by the lead managers. It recognizes distribution income net of distribution revenues attributable to sub-brokers when significant obligations have been fulfilled and the right to recognize revenue has been established.

Securities Transactions

Securities owned consist of securities and derivative instruments used for trading purposes and for managing risk exposure in trading inventory. Proprietary security transactions are recorded on a trade date basis at fair value. Changes in fair value of securities (i.e., unrealized gains and losses) are recognized as proprietary trading revenues in the current period.

Marketable securities are valued at market value, based on quoted market prices and securities not readily marketable are valued at fair value as determined by management.

Investments

Equity securities held for purposes other than trading which do not have a readily determinable fair value, are accounted at cost or equity method of accounting subject to an impairment charge for any other than temporary decline in value.  The impairment is charged to income.  In order to determine whether a decline in value is other than temporary, the Company evaluates, among other factors, the duration and extent to

F–27

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

which the value has been less than the carrying value, the financial condition of and business outlook for the investee, including key operational and cash flow indicators, current market conditions and future trends in the industry and the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with maturities of 90 days or less at the date of acquisition.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided over estimated useful life using the straight line method. The estimated useful lives of assets are as follows:

Buildings	50 years
Equipment, vehicles and furniture	5 years
Computer hardware	3 years
Satellite equipment (“VSAT”)	10 years

Purchased Intangible Assets

Purchased intangible assets are amortized over their useful lives unless these lives are determined to be indefinite. Purchased intangible assets are carried at cost, less accumulated amortization. Amortization is computed over the estimated useful lives of three years using the straight-line method.

Impairment of Long-Lived Assets

Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Indefinite lived intangible assets are tested annually for impairment. Determination of recoverability of long-lived assets and certain identifiable intangible assets is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Receivables and Payables

Customer Receivables and Payables

Customer securities transactions are recorded on a settlement date basis. Receivables from and payables to customers include amounts due on cash transactions, including derivative contracts transacted on behalf of the Company’s customers. Securities owned by customers, including those that collateralize margin or other similar transactions, are not reflected on the financial statements.

Brokers-Dealers and Clearing Organisations Receivables and Payables

Amounts due from and due to other broker-dealers and clearing organizations include net receivables or payables arising from unsettled regular-way transactions, failed settlement transactions and commissions.

F–28

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Allowance for Doubtful Accounts

Management estimates an allowance for doubtful accounts to reserve for potential losses from unsecured and partially secured customer accounts deemed uncollectible. The facts and circumstances surrounding each receivable from customers and the number of shares, price and volatility of the underlying collateral are considered by management in determining the allowance. Management continually evaluates its receivables from customers for collectibility and possible write-off. The Company manages the credit risk associated with its receivables from customers through credit limits and continuous monitoring of collateral.

Membership in Exchanges

Exchange memberships owned by the Company are originally carried at cost. Adjustments to carrying value are made if the Company determines that an “other-than-temporary” decline in value has occurred. In determining whether the value of the exchange memberships the company owns are impaired (that is, fair market value is below cost) and whether such impairment is temporary or other-than-temporary, the Company consider many factors, including, but not limited to, information regarding recent sale and lease prices of exchange memberships, historical trends of sales prices of memberships, the current condition of the particular exchange’s market structure, legal and regulatory developments affecting the particular exchange’s market structure, trends in new listings on the particular exchange, general global and national economic factors and the Company’s knowledge and judgment of the securities market as a whole.

Advertising Costs

The Company expenses all advertising costs as incurred.

Employee Benefits

i)	Provident Fund

In accordance with Indian law, employees are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employee and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’ basic salary. These contributions are made to the fund administered and managed by the Government of India. The Company’s monthly contributions are charged to income in the period they are incurred. The Company has no further obligations under the plan beyond its monthly contributions.

ii)	Gratuity Plan

The Company has a defined benefit retirement plan (the “Gratuity Plan”) covering all its employees in India. The Gratuity Plan provides a lump sum payment to vested employees at retirement or termination of employment based on the respective employee’s salary and years of employment with the Company.

The Company provides for the Gratuity Plan on the basis of actuarial valuation. All actuarial gains or losses are expensed off in the year in which they arise.

The funded status of the Company’s retirement related benefit plan is recognized in the balance sheet. The funded status is measured as the difference between the fair value of plan assets and the projected benefit obligation at March 31, the measurement date.

F–29

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Income Taxes

In accordance with the provisions of SFAS 109, “Accounting for Income Taxes”, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period of enactment. Based on management’s judgment, the measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized. Due to the intent and the ability of the Company to receive dividends and/or to liquidate investments in a tax-free manner, the Company has not recorded a deferred tax liability on the undistributed earnings of equity accounted associates.

Comprehensive Earnings

Comprehensive earnings for each of the three years in the period ended March 31, 2007, was equal to the Company’s net earnings.

Earnings Per Share

In accordance with the provisions of SFAS 128, “Earnings Per Share”, basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period. The Company does not have any dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The Interpretation clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, which is April 1, 2007 for us. The differences, if any between the amounts recognized in the balance sheet prior to the adoption of FIN 48 and the amounts reported after adoption will be accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. The Company is in the process of evaluating the impact this new standard will have on the financial statements.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company is in the process of evaluating the impact SFAS 157 will have on the financial statements.

Effective March 31, 2007, the Company adopted SFAS 158, “Employer’s Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106 and 132(R),” which requires the recognition of the funded status of the retirement -related benefit plans in the balance sheet and the recognition of the changes in that funded status in the year in which the changes occur through accumulated other comprehensive income, net of applicable tax effects. The provisions of SFAS 158 were adopted pursuant to the transition provisions therein. The Company measures defined benefit plan assets and obligations as of March 31 and SFAS 158 did not affect the company’s existing valuation

F–30

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

practices. Further, as the Company has a policy of expensing all actuarial gains or losses in the year in which they arise, the adoption of SFAS 158 did not affect the Company’s financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company in the process of evaluating the impact SFAS 159 will have on the Company’s financial statements.

3.	DEPOSITS WITH CLEARING ORGANIZATIONS AND OTHERS

SMC Global is a member of the clearing organisation at which it maintains cash on deposits required for the conduct of its day-to-day clearance activities. The Company also maintains deposits with its bankers as margin for credit facilities availed.

4.	RECEIVABLES FROM CLEARING ORGANIZATIONS

As of March 31,	2006	2007	2007
			US $ (in thousands)
Receivable from clearing organizations	—	193,335	4,486
Total	—	193,335	4,486

5.	SECURITIES OWNED

Securities consist of trading securities at market values, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Equity shares	291,480	378,855	8,790
Total	291,480	378,855	8,790

Securities consist of trading securities at fair value, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Equity shares	2,694	2,694	63
Total	2,694	2,694	63

6.	DERIVATIVES HELD FOR TRADING

These consist of exchange traded futures and options at market values, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Exchange traded derivatives held for trading	3,749	7,965	185
Total	3,749	7,965	185

F–31

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

7.	OTHER ASSETS

Other assets consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Advance for application of shares in initial public offering	—	26,400	613
Purchase consideration paid in advance	—	10,000	232
Prepaid expenses	5,149	7,475	173
Security deposits paid	4,436	5,753	133
Advance tax, net	1,838	3,024	70
Others	658	4,699	109
Total	12,081	57,351	1,330

With the intention of increasing its presence in South India, the Company has entered into an agreement on January 10 2007; to acquire the ‘retail’ business of Somoyajulu and Company Ltd (“SCL”) .The Company has already paid Rs 10,000 in February 2007 to the owners of SCL. As of March 31, 2007 the business combination is not yet consummated. This amount is disclosed above as “purchase consideration paid in advance”.

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for telecommunications and VSAT.

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and service tax.

8.	PROPERTY AND EQUIPMENT

Property and equipment consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Building	9,860	9,962	231
Equipment	4,594	10,996	255
Furniture and Fixture	584	11,480	266
Computer Hardware	23,186	40,274	934
Vehicle	5,180	7,246	169
Satellite Equipment	18,986	24,717	574
Total property and equipment	62,390	104,675	2,429
Less: Accumulated depreciation	17,380	31,929	741
Total property and equipment, net	45,010	72,746	1,688

Depreciation expense amounted to Rs. 5,044, Rs. 8,741 and Rs. 16,262 for the years ended March 31, 2005, 2006 and 2007 respectively.

F–32

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Included in property and equipment are the following assets under capital lease:

As of March 31,	2006	2007	2007 US $ (in thousands)
Vehicle	1,453	2,686	62
Total leased property and equipment	1,453	2,686	62
Less: Accumulated depreciation	316	785	18
Total leased property and equipment, net	1,137	1,901	44

The gross carrying amounts of fully depreciated assets included in the overall balance of property and equipment above, which are still in active use were Rs. 4,225 and Rs. 13,425 as of March 31, 2006 and 2007.

9.	INTANGIBLE ASSETS

Intangible assets consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Intangible assets subject to amortization
Software	12,100	20,571	477
Intangible assets not subject to amortization
Membership in National Stock Exchange	500	500	12
Total intangible assets	12,600	21,071	489
Less: Accumulated amortization	5,670	10,054	233
Total intangible assets, net	6,930	11,017	256

Amortization expense amounted to Rs. 1,871, Rs. 2,898 and Rs. 4,385 for the years ended March 31, 2005, 2006 and 2007 respectively.

The expected future annual amortization expense of intangible asset is as follows:

For the year ended March 31,
2008	4,985
2009	3,877
2010	1,655

10.	INVESTMENTS

Investments consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Investments accounted for by equity method	29,229	106,418	2,469
Investments carried at cost	1,959	1,959	46
Total	31,188	108,377	2,515

As part of its corporate strategy and in the normal course of its business, the Company makes investments in the equity of companies which are engaged in businesses similar to Company’s core business.

SMC Global holds 40,000 shares, representing 40.0% interest in SMC Comtrade Limited (“SMC Comtrade”). The Company accounts for its share of equity in earnings/ (losses) of SMC Comtrade under equity method of accounting.

F–33

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

The Company’s equity in the gain of SMC Comtrade for the years ended March 31, 2005, 2006 and 2007 is Rs 512, Rs. 8,809 and Rs 73,233 respectively. The carrying amount of equity investments as of March 31, 2006 and 2007 is Rs. 29,228 and Rs. 106,418 respectively. The Company’s equity in the extraordinary gain of SMC Comtrade for the year 2007 is Rs. 3,956.

Summarized balance sheet information for SMC Comtrade is as follows:

As of March 31,	2006	2007	2007 US $ (in thousands)
Total Assets	695,403	757,248	17,570
Total Liabilities and Shareholder’s equity	695,403	757,248	17,570

Major items of assets and liabilities are as follows:

As of March 31,	2006	2007	2007 US $ (in thousands)
Assets
Receivables	324,930	112,031	2,599
Securities owned and investments	129,115	256,152	5,943
Deposits with clearing organizations and others	229,976	142,548	3,307
Liabilities
Payables	395,300	322,889	7,492
Debts	130,802	108,720	2,523
Shareholders’ equity	73,072	265,804	6,167

Summarized statement of income information for SMC Comtrade is as follows:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Revenue	18,406	81,169	327,606	7,601
Expenses	16,274	47,783	88,953	2,064
Net Income	1,281	22,024	192,273	4,461

Major items of revenues and expenses are as follows:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Revenue
Commission income and proprietary trading	15,940	72,659	239,068	5,547
Expenses
Exchange, clearing and brokerage fees	11,715	35,279	55,426	1,286

As of March 31, 2006 and 2007, guarantees of Rs 220,000 and Rs. 246,500 are provided by various banks to exchange clearing houses for SMC Comtrade, in the ordinary course of business, as a security for due performance and fulfillment by SMC Comtrade of its commitments and obligations.

As of March 31, 2006 and 2007, guarantees of Rs 220 and Rs. 295 are provided by various banks to Indian sales tax authorities for SMC Comtrade, in the ordinary course of business.

Investments at cost: SMC Global holds 970,000 shares, representing 9.7 % interest in SAM Global Securities Limited (“SAM Global”). The carrying value of the investment at original acquisition cost is Rs

F–34

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

1,959. The Company accounts for its investment in SAM Global at cost.  The market value of the said investment is not readily determinable. Based on a review of the financial statements of SAM the company has determined that there is no impairment in the carrying value of the investment.

11.	OVERDRAFTS AND LONG TERM DEBT

Bank Overdrafts

The Company’s debt financing is generally obtained through the use of  overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The  balance of these facilities was Rs. 133,365 and Rs. 492,062 as of March 31, 2006 and 2007, respectively, at average effective interest rates of 8.2% and 9.8%, respectively.  Deposits have been placed by the Company with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

Book Overdraft

Book overdrafts were Rs. 61,864 and Rs. 78,688 at March 31, 2006 and 2007, respectively.

Long Term Debt

Long term debt outstanding comprises of loans taken against vehicles. The long term debt was Rs. 920 and Rs. 1,281 at March 31, 2006 and 2007, respectively, at average effective interest rates of 8.8% and 8.3%, respectively.  Long term debt is secured by pledge of vehicles. Aggregate maturities of long-term debt subsequent to March 31, 2007, are Rs. 738 in fiscal 2008, Rs. 404 in fiscal 2009 and Rs. 139 in fiscal 2010.

Refer note 20 for assets pledged as collateral.

12.	NET CAPITAL REQUIREMENTS

SMC Global is subject to regulations of SEBI and NSE, which specifies minimum net capital requirements. The company is required to maintain net capital of Rs. 30,000. As the Company is operating in India, the net capital for this purpose is computed on the basis of the information contained in Company’s statutory books and records kept under accounting principles generally accepted in India. The Company submits periodic reports to the regulators. As of March 31, 2006 and 2007, the net capital as calculated in the periodic reports was Rs. 149,115 and Rs. 111,742, which was in excess of its net capital requirement.

13.	EXCHANGE, CLEARING AND BROKERAGE FEES

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). The securities transactions tax in respect of proprietary trading amounted to Rs. 31,792, Rs. 62,598 and Rs. 89,893 for the years ended March 31, 2005, 2006 and 2007 respectively. Under the Indian Income Tax Act, the Company can set-off amount paid for STT towards its liability for taxes on income arising from taxable securities transactions. STT which can not be set off against taxes on income is charged to expense. STT charged to expense amounted to Rs. 20,171, Rs. 8,323 and Rs. 19,716 for the years ended March 31, 2005, 2006 and 2007 respectively.

14.	DISTRIBUTION INCOME

The net distribution income comprises of:

F–35

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Gross distribution revenue	166	37,221	117,443	2,725
Less: Distribution revenues attributable to sub-brokers	—	30,402	95,816	2,223
Net distribution income	166	6,819	21,627	502

15.	INCOME TAXES

The provisions for income taxes consist of:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Domestic taxes
Current	11,531	71,024	94,699	2,197
Deferred	20,362	975	(7,629)	(177)
Aggregate taxes	31,893	71,999	87,070	2,020

A reconciliation of the income tax expense to the amount computed by applying the statutory income tax rate to income before income tax expense is summarized below:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Net income before taxes	75,860	214,361	263,050	6,103
Enacted tax rates in India	36.6%	33.7%	33.7%
Computed tax expense	27,759	72,154	88,543	2,054
Permanent differences
Securities transaction tax charged to expense	7,381	2,801	6,637	154
Exempt income	(2,478)	—	—	—
Provision for litigation reserve	—	3,366	—
Other permanent differences	(396)	346	(295)	(7)
Rebate allowed under Indian Income tax act	—	(6,529)	(7,815)	(181)
Others	(373)	(139)	—	—
Income taxes recognized in the statement of income	31,893	71,999	87,070	2,020

Significant components of activities that gave rise to deferred tax assets and liabilities included in the financial statements are as follows:

As of March 31,	2006	2007	2007 US $ (in thousands)
Deferred tax assets:
Provision for gratuity	347	494	12
Allowance for doubtful debts	—	538	12
Revenue not recognized for tax purposes	—	7,191	167
Others (including deferred VSAT recovery)	2,444	2,979	69
Total deferred tax assets	2,791	11,202	260

Deferred tax liabilities:
Property and equipment	4,588	6,284	146
Revenue not recognized for tax purposes	915	—	-
Total deferred tax liabilities	5,503	6,284	146
Net deferred tax liabilities	2,712	4,918	114

F–36

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

16.	DERIVATIVES AND RISK MANAGEMENT

The Company enters into exchange traded derivative contracts for trading purposes.  The Company generally enters into offsetting contracts to achieve economic hedges at prices that result in a profit spread for the Company. At March 31, 2006 and 2007, the Company had outstanding derivative contracts with notional amounts of Rs. 641,303 and Rs. 2,740,504, respectively, in futures and options contracts. The notional amount of a derivative contract does not change hands; it is simply used as a reference to calculate payments. Accordingly, the notional amount of the Company’s derivative contracts outstanding at March 31, 2006 and 2007 significantly exceeds the possible losses that could arise from such transactions. The fair values of outstanding derivative positions are as below:

As of March 31,	2006	2007	2007 US $ (in thousands)
Derivative liabilities	3,749	7,965	185
Total	3,749	7,965	185

The Company receives collateral in connection with customer trades. Under the agreements with customers, the Company is permitted to use the securities for meeting margin/other obligation in stock exchange in whatever manner which may include pledging of shares in favor of bank and / or taking loan against the same.  At March 31, 2006, the fair value of securities received as collateral under the agreements with customers was Rs. 1,815,648, and the fair value of the collateral that had been repledged was Rs. 34,339. At March 31, 2007, the fair value of securities received as collateral under the agreements with customers was Rs. 1,092,918 and the fair value of the collateral that had been repledged was Rs. 129,120.

a)	Market Risk arising from Trading Activities

Market risk is the risk that price changes could affect the value of the securities positions that arise from normal trading activity. Market risk increases when markets move sharply and volatility increases.

The Company’s exposure to market risk is determined by a number of factors; including size, composition and diversification of positions held, market volatility and changes in interest and foreign exchange rates. The overall level of market risk from financial instruments is often limited by other financial instruments recorded both on and off balance sheet. Management actively monitors its market risk by reviewing the effectiveness of hedging strategies and setting market risk limits. The Company manages market risk with central oversight, analysis and formation of risk policy, specific maximum risk levels to which the individual trader must adhere and continuous monitoring by the senior management.

b)	Credit Risk

Credit risk that could result from counterparties defaulting is limited for the Company’s operations that operate on regulated exchanges, since the settlement risk is essentially transferred to recognized clearing organizations. The Company’s business also includes clearing and executing trades for the accounts of customers. As such, the Company guarantees to the respective clearinghouse its customers’ performance under these contracts. The Company provides clearing services of futures and options to other brokers.

The Company may require other brokers to deposit funds, thereby reducing risks associated with the clearing of futures and options. Additionally, to reduce its risk, the Company requires customers to meet, at a minimum, the margin requirements established by each of the exchanges at which the contract is traded. This margin is a deposit from the customer, which reduces the risk to the Company of failure on behalf of the customer to fulfill any obligation under the contract. To minimize its exposure to risk of loss due to market variation, the Company adjusts these margin requirements, as needed, due to daily fluctuations in

F–37

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

the values of the underlying positions. If necessary, certain positions may be liquidated to satisfy resulting changes in margin requirements.

c)	Liquidity Risk

Liquidity risk relates to the Company’s capacity to finance security positions and liquidity requirements of exchanges and clearing organizations. The Company’s financial resources, relative to its capital employed, and the liquid nature of most of the instruments traded, limit this risk. In addition, the Company maintains credit facilities with commercial banks. At March 31, 2006 and 2007, the Company, with certain limitations, had access to Rs. 131,609 and Rs. 71,677 in unutilized bank borrowings and Rs. 50,000 and Rs. 210,000 in unutilized bank guarantees.

d)	Compliance, Legal and Operational risks

The Company operates under significant regulatory and legal obligations imposed by local governments and securities regulators. The legal and regulatory obligations under which the Company operates relate, among other things, to their financial reporting, their trading activities, capital requirements and the supervision of their employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for the Company’s activities and financial performance. Certain violations could result in them losing their trading permissions. If that were to occur, the Company would lose its ability to carry out a portion of its existing activities, which could have a material effect on the Company’s financial statements.

See Note 27 for an overview of pending regulatory and litigation matters.

17.	EMPLOYEE BENEFITS

The Gratuity Plan

The following table sets forth the status of the Gratuity Plan of SMC Global, and the amounts recognized in SMC Global’s balance sheets and statements of income.

As of March 31,	2005	2006	2007	2007 US $ (in thousands)
Accumulated benefit obligation	329	526	990	23
Change in projected benefit obligation
Projected benefit obligation as of beginning of the year	467	648	1,032	24
Service cost	90	247	494	11
Interest cost	32	46	79	2
Actuarial loss/(gain)	59	91	246	6
Benefits paid	—	—	—	—
Projected benefit obligation as of end of the year	648	1,032	1,851	43
Change in plan assets
Employer contribution	—	—	384	9
Fair value of plan assets as of end of the year	—	—	384	9
Funded status of plan	(648)	(1,032)	(1,467)	(34)
Accrued benefit cost	(648)	(1,032)	(1,467)	(34)

The components of net gratuity cost is reflected below:

F–38

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Service cost	90	247	494	11
Interest cost	32	46	79	2
Amortization	59	91	246	6
Net gratuity costs	181	384	819	19

The assumptions used in accounting for the gratuity plan for the years ended March 31, 2005, 2006 and 2007 is set out below:

Weighted-average assumptions used to determine benefit obligations

Year ended March 31,	2005	2006	2007
Discount rate	7.5%	8.0%	10.0%
Long term rate of compensation increase	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter

Weighted-average assumptions used to determine net periodic benefit cost:

Year ended March 31,	2005	2006	2007
Discount rate	7.5%	8.0%	10.0%
Long term rate of compensation increase	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter
Expected rate of return on assets	—	—	7.5%

SMC Global expects to contribute Rs. 2,500 to its Gratuity plan during the year ending March 31, 2008. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

For the year ended March 31,
2008	112
2009	178
2010	251
2011	613
2012	1286
2013-2016	7,389

  Provident Fund

The Company’s contribution towards the provident fund amounted to Rs. 559, Rs. 1,034 and Rs. 2,068 for the years ended March 31, 2005, 2006 and 2007 respectively.

F–39

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

18.	PAYABLE TO BROKER DEALERS AND CLEARING ORGANIZATIONS

As of March 31,	2006	2007	2007 US $ (in thousands)
Payable to clearing organizations	76,340	—	—
Commission payable	604	18,695	434
Total	76,944	18,695	434

19.	ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES

As of March 31,	2006	2007	2007 US $ (in thousands)
Security deposits	11,287	18,405	427
Accrued expenses	11,216	17,849	414
Provision for stamp duty	189	1,341	32
Provision for gratuity	1,032	1,467	34
Accrued payroll	50	7,427	172
Others	9,917	13,635	316
Total	33,691	60,124	1,395

Security deposits primarily includes deposits taken from sub-brokers for satellite equipment and deposits from employees.

20.	COLLATERAL AND SIGNIFICANT COVENANTS

The Company has provided its assets as collateral for credit facilities availed from banks and for margin requirements with exchanges. Amounts that the Company has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of March 31,	2006	2007	2007 US $ (in thousands)
Fixed deposits	485,301	877,500	20,360
Securities owned	100,788	217,500	5,046
Property and equipment	8,943	9,531	221
Total	595,032	1,104,531	25,627

The fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

State Bank of Bikaner and Jaipur, one of the bankers to the Company, has created first pari-passu charge over the current assets of SMC, as a security for credit facilities provided to the Company.

Canara Bank, one of the bankers to the Company, has created first charge over book debts, outstandings, money receivables, claims, and equitable mortgage on specified office building for credit facilities provided to the Company. The bank also has charge on advances against checks/ drafts of bill of exchange whatever may be the tender thereof drawn, accepted or endorsed by the Company with or without documents such as railway receipts, lorry receipts, air ways bill, post parcel, bill of lading or any other document of title to the goods, invoices, etc.

Oriental Bank of Commerce, one of the bankers to the Company, has created equitable mortgage on specified property together with all buildings, super structures, property and equipment constructed or to be constructed, installed and or to be installed and all accretions there to, for credit facilities provided to the Company.

F–40

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Bank of Punjab, one of the bankers to the Company, has created equitable mortgage on specified property for credit facilities provided to the Company.

SMC Global has executed an undertaking in favor of Yes Bank, one of the bankers to the Company, agreeing to continue to maintain more than 26.0% holding in SMC Comtrade.

21.	INVESTMENTS IN AFFILIATES

The Company allocates the purchase price of its acquisitions to the tangible assets, liabilities and intangible assets acquired, based on their estimated fair values. The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141 “Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management’s estimates and assumptions.

The Company has not entered into any business combinations during the periods presented.

In November 2006, SMC Comtrade, an affiliate, acquired 14,000 shares of Pullin Investment Private Limited (“Pullin”) and 18,200 shares of Abhichaya Investment Private Limited (“Abhichaya”) for a cash consideration of Rs 140 and Rs 182 respectively. This represented a 39.8% stake of SMC Comtrade in the outstanding share capital of Pullin and Abhichaya respectively. Thus making both, affiliates of SMC Comtrade.

The acquisition of Pullin and Abhichaya was made to make an entry into the merchant banking and investment banking arena. Pullin and Abhichaya held approximately 24.0% each, in NexGen Capitals Limited (“NCL”), a company holding Class I merchant banking license. Thus, through its investment in Pullin and Abhichaya, SMC Comtrade exercises significant influence in NCL.

In connection with this acquisition, SMC Comtrade recorded approximately Rs 4,958 of negative goodwill on its investment in Pullin and Rs 4,932 on its acquisition of Abhichaya. As no assets were available to set off the negative goodwill, the amount has been recorded as an extraordinary income in the financial statements of SMC Comtrade.

SMC Comtrade’s carrying value of the investment in Pullin and Abhichaya as of March 31, 2006 and 2007 is Rs. 5,098 and Rs. 5,114 respectively.

The Company’s equity in the extraordinary gain of SMC Comtrade for the year 2007 is Rs. 3,956.

22.	RELATED PARTY TRANSACTIONS

Significant related party transactions comprise of:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Services provided by SMC Global to:
Companies in which principal shareholders having not less than 10.0% shareholdings	—	7	370	9

The balances receivable from and payable to related parties are as follows:

F–41

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

As of March 31,	2006	2007	2007 US $ (in thousands)
Amounts due from related parties:
Companies in which principal shareholders having not less than 10.0% shareholdings	83,224	3,000	70
Amounts due to related parties:
Companies in which principal shareholders having not less than 10.0% shareholdings	2	152,995	3,550

Amount due to/from related parties include funds transferred between the Company and related parties of offsetting customer balances pending cash settlement by the customer.

23.	SEGMENT

The Company follows the provisions of SFAS 131 “Disclosures about Segments of an Enterprise and Related Information”. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. The Company operates in a single segment.

24.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Assets and liabilities for which fair value approximates carrying value: The fair values of certain financial assets and liabilities carried at cost, including cash and cash equivalents, receivables and payables from and to clearing organizations, broker-dealers and customers and accounts payable, accrued expenses and other liabilities, approximate fair value due to their short-term nature.

Securities and trading liabilities: Fair values of trading assets and trading liabilities are the amounts recognized in the financial statements, which are based on market prices, where available. If quoted prices are not available, fair values are determined based on book value.

Borrowings: The carrying value of overdraft facilities approximates fair value due to the fact that interest rates are comparable with market rates.

25.	CONCENTRATION

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Year ended March 31, (in %)	2005	2006	2007
Revenue from top two customers	5.7%	4.0%	17.8%
Revenue from top five customers	11.1%	9.3%	26.1%
Revenue from top ten customers	18.1%	14.7%	33.9%

26.	DIVIDEND

Final dividends proposed by the Board of Directors are payable when formally declared by the shareholders, who have the right to decrease but not increase the amount of the dividend recommended by the Board of Directors. The Board of Directors can declare interim dividends without the need for shareholders’ approval.

F–42

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Dividends payable to equity shareholders are based on the net income available for distribution as reported in the Company’s unconsolidated financial statements prepared in accordance with accounting principles generally accepted in India (“Indian GAAP”).  Dividends are declared and paid in Indian rupees.  Net income in accordance with US GAAP may, in certain years, either not be fully available or will be additionally available for distribution to equity shareholders. Under Indian GAAP the retained earnings available for distribution to equity shareholders, subject to certain restrictions was Rs. 48,991, Rs 210,453 and Rs. 398,336 as of March 31, 2005, 2006 and 2007 respectively.

Under the Indian Companies Act, dividends may be paid out of the profits of a company in the year in which the dividend is declared or out of the undistributed profits of previous fiscal years. Before declaring a dividend greater than 10.0% of the par value of its equity shares, a company is required to transfer to its reserves a minimum percentage of its profits for that year, ranging from 2.5% to 10.0%, depending on the dividend percentage to be declared in such year.

27.	COMMITMENTS AND CONTINGENT LIABILITIES

a)	Operating Leases

SMC Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 549, Rs, 1,226 and Rs. 3,786 for the years ended March 31, 2005, 2006 and 2007 respectively. There are no non-cancelable lease arrangements.

b)	Guarantees

As of March 31, 2006 and 2007, guarantees of Rs 595,000 and Rs. 950,000 are provided by various banks to exchange clearing houses for the Company, in the ordinary course of business, as a security for due performance and fulfillment by the Company of its commitments and obligations.

As of March 31, 2006 and 2007, the Company has provided corporate guarantees of Rs. 220,000 and Rs. 246,500 to banks for guarantees issued by banks for SMC Comtrade to exchange clearing houses, in the ordinary course of business.

As of March 31, 2006 and 2007, the Company has provided corporate guarantees of Rs. 190,000 and Rs. 200,000 to banks for guarantees issued by banks for SAM Global Securities Limited to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charge commission as consideration to issue the guarantees. The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount. The Company recognizes commission expense over the period of the guarantee. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Company to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c)	Litigation

The Company is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Company’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims,

F–43

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

and the potential for fines and penalties from regulatory agencies. The Company is carrying reserves of Rs. 10,000 for potential losses to the extent that such matters are probable and can be estimated, in accordance with SFAS 5, “Accounting for Contingencies.”  As litigation and the resolution of regulatory matters are inherently unpredictable, the Company cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Company believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Company.

Show Cause Notice (“SCN”) dated November 23, 2004, December 6, 2004 and November 17, 2006 from Securities and Exchange Board of India (“SEBI”)

There was a sharp fall in the Indian stock market on May 17, 2004. SEBI alleged that sale transactions of SMC Global on this day had significant impact on lowering the price of significant number of the selected scrips and Nifty Futures on a large number of occasions and the sell orders placed by it appear to have added to the momentum of such fall and aggravated the market crisis.

In addition to the aforesaid allegations, SEBI has alleged certain other irregularities, pursuant to inspections conducted on SMC Global.

SEBI had asked the Company to show cause as to why appropriate action under SEBI Act and Regulations should not be taken against the Company.

The Company has submitted its response, denying the allegations. The Company has submitted that it has carried out bonafide transactions and followed rules and regulations in respect of dealings on May 17, 2004. There was no motive behind the Company’s transactions to artificially depress the prices of securities. The other irregularities alleged are not sustainable and even in cases when these exist; the lapses were nominal and administrative in nature. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

Order by SEBI dated October 5, 2005 in the matter of Digital Stock

SEBI has alleged irregularities in sub-broker operations and directed to review the Company to review systems and procedures and confirm to SEBI that all the operations are within the framework of SEBI regulations, rules and guidelines.

The Company has responded to SEBI that it has carried out comprehensive review of all systems and procedures and has ensured that the same are in compliance with all the SEBI Act, Rules and Regulations as well as directives and guidelines of SEBI. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

SCN under SEBI Rules dated October 25, 2005

Investigations were conducted by SEBI in the matter of the dealings in the scrip of DSQ Biotech Limited (“DSQ”). SEBI has alleged that synchronised trades and fictitious trades were executed by the entities of the DSQ group through accommodating brokers. SEBI alleged that SMC Global has actively aided and abetted the clients in the creation of the false market in the scrip by executing the transactions without the intention to transfer the beneficial interest in the security. An enquiry was ordered against the Company and enquiry officer recommended a penalty of censure against the Company. SEBI has issued a SCN on November 7, 2006 to the Company as to why the appropriate penalty including penalty as recommended by the Enquiry Officer should not be imposed.

F–44

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

The Company has denied the allegations in its response to SEBI.  The Company has submitted that due skill, care and diligence were exercised in the conduct of the business. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

SCN under SEBI Rules dated September 28, 2006

SEBI appointed an adjudicating officer to inquire into and adjudge under SEBI Act and Regulations. SEBI has alleged that SMC Global executed structured trades in the scrip of Jubilant Organosys Limited (“JOL”) in collusion with a group of brokers during the year 2003 and thereby violated Regulations.  SEBI has alleged that failure on the part of the Company to comply with the said provisions makes the Company liable to the penalty under SEBI Act. SEBI in its SCN has asked the Company to show cause as to why an inquiry should not be held against the Company.

The Company has filed a reply with SEBI in response to the SCN, denying having done any possible structured deals. The Company has submitted that the trades in JOL scrip were executed in the normal and usual course of business through the systems of exchange and no off market deals were done in the scrip. No response has been received from SEBI in this regard and the matter is pending with SEBI.

28.	SUBSEQUENT EVENTS

a)	SMC Comtrade

As of March 31, 2007 the Company holds 40.0% of outstanding common shares of SMC Comtrade Limited. On April 26, 2007 SMC Comtrade became the wholly owned subsidiary of the Company, with the acquisition of remaining 60.0% of outstanding common shares of SMC Comtrade Limited. The purchase price was approximately Rs. 90,000, comprising of cash only.

b)	Litigation

SEBI order on June 18, 2007 in the matter of dealings in futures and options contracts on the NSE.

SEBI has alleged in the order that certain entities and brokers have indulged in non genuine trade transactions and have created false and misleading appearance of trading on the derivatives market during January to March 2007. SMC Global has been named as one of brokers in the order. The order is an ad interim, ex-parte order and the Company has a right to file its objections. The Company is in the process of preparing its response.

F–45

SAM Global Securities Limited

 Condensed Balance Sheets
(Unaudited)

As of (Rs. in thousands)	March 31, 2007	June 30, 2007	June 30, 2007 Convenience translation into US$
Assets
Cash and cash equivalents	18,074	18,377	453

Receivables from exchange and clearing organizations (net of allowance for doubtful debts of Rs. Nil as of March 31, 2007 and Rs. Nil as of June 30, 2007)	15,751	26,582	655

Receivables from customers (net of allowance for doubtful debts of Rs. Nil as of March 31, 2007 and Rs. Nil as of June 30, 2007)	259,777	396,190	9,763

Due from related parties	67,087	84,943	2,093

Securities owned:

Marketable, at market value	79	441	11

Not readily marketable, at estimated fair value	1,000	1,000	25

Investments	10,631	11,521	284

Deposits with clearing organizations and others	153,100	152,200	3,751

Membership in exchanges owned, at cost (market value of Rs. 52,000 as of March 31, 2007 and Rs. 4,508 as of June 30, 2007)	23,210	2,036	50

Property and equipment (net of accumulated depreciation of Rs. 11,832 as of March 31, 2007 and Rs.13,181 as of June 30, 2007 )	10,584	10,052	248

Intangible assets (net of accumulated amortization of Rs. 3,297 as of March 31, 2007 and Rs. 3,972 as of June 30, 2007)	4,648	4,566	112

Other assets	14,027	42,819	1055
Total Assets	577,968	750,727	18,500

Liabilities and Shareholder’s Equity
Payable to broker-dealers	—	16,969	418
Payable to customers	209,232	261,281	6,439
Due to related parties	341	—	—
Derivatives held for trading	275	826	20
Accounts payable, accrued expenses and other liabilities	3,551	16,480	406
Overdraft facilities balances	54,627	37,154	916
Deferred taxes, net	1,820	5,802	143
Total Liabilities	269,846	338,512	8,342
Commitments and contingencies (Note 16)

The accompanying notes are an integral part of these financial statements

F–46

SAM Global Securities Limited

 Condensed Balance Sheets
(Unaudited)

As of (Rs. in thousands)	March 31, 2007	June 30, 2007	June 30, 2007 Convenience translation into US$
Shareholders' Equity

Common Stock

(10,010,000 equity shares authorized; 10,000,057 and 10,000,057 equity shares issued and outstanding as of March 31, 2007 and June 30, 2007; par value Rs. 10)	100,001	100,001	2,464

Retained earnings	208,121	312,214	7,694
Total Shareholders' Equity	308,122	412,215	10,158
Total Liabilities and Shareholders' Equity	577,968	750,727	18,500

The accompanying notes are an integral part of these financial statements

F–47

SAM Global Securities Limited

Condensed Statements of Income
(Unaudited)

For the quarter ended June 30, (Rs. in thousands, except per share data)	2006	2007	2007 Convenience translation into US$
Revenues:
Commission income	57,555	51,681	1,274
Proprietary trading, net	37,719	115,293	2,841
Distribution income, net	89	—	—
Interest and dividends	1,887	3,939	97
Total revenues	97,250	170,913	4,212
Expenses:
Exchange, clearing and brokerage fees	30,536	30,228	745
Employee compensation and benefits	7,892	10,426	257
Information and communication	5,784	4,306	106
Advertisement expenses	3,206	2,514	62
Depreciation and amortization	1,547	2,024	50
Interest expense	640	1,274	31
General and administrative expenses	3,003	3,965	98
Total expenses	52,608	54,737	1,349
Gain on sale of shares in exchange	—	26,265	647
Earnings before income taxes	44,642	142,441	3,510
Income taxes	13,348	39,238	967
Earnings after taxes	31,294	103,203	2,543
Share in profit of equity investee	—	890	22
Net income	31,294	104,093	2,565
Earnings per share:	3.13	10.41	0.26
Basic and diluted: Net income	31,294	104,093	2,565
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	10,000,057	10,000,057

The accompanying notes are an integral part of these financial statements

F–48

SAM Global Securities Limited

 Condensed Statements of Cash Flows
(Unaudited)

For the quarter ended June 30, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$
Cash flows from operating activities
Net profit	31,294	104,093	2,565
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	1,547	2,024	50
Gain on sale of shares in exchange	—	(26,265)	(647)
Share in profit of equity investee	—	(890)	(22)
Deferred tax expense / (benefit)	(4,259)	3,982	98
Fair value (gain) / loss on trading securities	—	12	1
Provision for gratuity	76	87	2

Changes in assets and liabilities:
Receivables from exchange and clearing organizations	1,628	(10,831)	(267)
Receivables from customers	(260,594)	(136,413)	(3,362)
Due from related parties	6,350	(17,856)	(440)
Due to related parties	9,513	(341)	(8)
Securities owned	10,433	(375)	(9)
Derivatives held for trading	—	551	13
Deposits with clearing organizations and others	25,000	900	22
Other assets	10,381	(28,792)	(710)
Payable to broker-dealers and clearing organizations	15,449	16,969	418

Payable to customers	181,564	52,049	1,283
Accrued expenses	10,303	12,842	317
Net cash provided by operating activities	38,685	(28,254)	(696)

Cash flows from investing activities
Purchase of property and equipment	(897)	(817)	(20)
Sale of shares in exchange	—	47,440	1,169
Acquisition of intangible assets	(297)	(593)	(15)
Net cash used in investing activities	(1,194)	46,030	1,134

The accompanying notes are an integral part of these financial statements

F–49

SAM Global Securities Limited

Condensed Statements of Cash Flows

For the quarter ended June 30, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$
Cash flows from financing activities
Net movement in overdraft facilities balances	(25,471)	(17,473)	(430)
Net cash provided by financing activities	(25,471)	(17,473)	(430)

Net increase in cash and cash equivalents during the period	12,020	303	8
Add : Balance as of beginning of the period	9,739	18,074	445
Balance as of end of the period	21,759	18,377	453

The accompanying notes are an integral part of these financial statements

F–50

SAM Global Securities Limited

Condensed Statements of Changes in Shareholders’ Equity
(Unaudited)

Three months ended June 30, 2006

	Common Stock
(Rs. in thousands)	Shares	Par value	Retained earnings	Total
Balance as of March 31, 2006	10,000,057	100,001	71,902	171,903
Net income for the period			31,294	31,294
Balance as of June 30, 2006	10,000,057	100,001	103,196	203,197

Three months ended June 30, 2007

	Common Stock
(Rs. in thousands)	Shares	Par value	Retained earnings	Total
Balance as of March 31, 2007	10,000,057	100,001	208,121	308,122
Net income for the period			104,093	104,093
Balance as of June 30, 2007	10,000,057	100,001	312,214	412,215
Balance as of June 30, 2007 Convenience translation into US$		2,464	7,694	10,158

The accompanying notes are an integral part of these financial statements

F–51

SAM Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

1.	Description of Business

SAM Global Securities Limited (the “Company” or “SAM Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the Bombay Stock Exchange Limited (“BSE”) in the capital market and trading and clearing member in the futures and options market. The Company provides depository participant services through Central Depository Services (India) Limited. The Company’s shares are listed on the Guwahati Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet client’s needs including brokerage services, clearing member services and depository services.

2.	Summary of Significant Accounting Policies

Interim financial information

The accompanying condensed financial statements of SAM Global Securities Limited as of June 30, 2007 and for the three months ended June 30, 2007 and 2006 are unaudited. In the opinion of management, the condensed financial statements include all adjustments that management considers necessary for a fair statement of its financial position, operating results and cash flows for the interim periods presented. Operating results and cash flows for interim periods are not necessarily indicative of results for the entire year. The condensed balance sheet as of March 31, 2007, was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted ("GAAP") in the United States of America for full financial statements. These condensed financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended March 31, 2007.

In presenting the condensed financial statements, management makes estimates that affect the reported amounts and disclosures in the financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ from those estimates and could have a material impact on the condensed financial statements, and it is possible that such changes could occur in the near term.

For the convenience of the reader, the financial statements as of and for the quarter ended June 30, 2007 have been translated into U.S. dollars (US$) at US$1.00 = Rs. 40.58 based on the noon buying rate on June 29, 2007 by the Federal Reserve Bank of New York. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all.

Earnings Per Share

In accordance with the provisions of SFAS 128, "Earnings Per Share", basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period.  The Company does not have any dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 became effective beginning April 1, 2007 for us. The adoption of FIN 48 did not result in a cumulative effect adjustment to retained earnings as of April 1, 2007.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company is in the process of evaluating the impact SFAS 157 will have on the financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company in the process of evaluating the impact SFAS 159 will have on the Company’s financial statements.

In June 2007, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). The intent of SOP 07-1 is to clarify which entities are within the scope of the AICPA Audit and Accounting Guide, Investment Companies (the “Guide”). Financial Accounting Standards Board (“FASB”) has agreed to propose an indefinite delay of the effective dates of SOP 07-1.  The Company is in the process of evaluating the impact SFAS 159 will have on the Company’s financial statements.

F–52

SAM Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

3.	Securities Owned

Securities consist of trading securities at market values, as follows:

As of	March 31, 2007	June 30, 2007	June 30, 2007
			US $
Equity shares	79	441	11
Total	79	441	11

Securities consist of trading securities at fair value, as follows:

As of	March 31, 2007	June 30, 2007	June 30, 2007
			US $
Equity shares	1,000	1,000	25
Total	1,000	1,000	25

4.	Other Assets

Other assets consist of:

As of	March 31, 2007	June 30, 2007	June 30, 2007
			US $
Security deposits paid	394	228	6
Advance tax, net	10,894	35,561	876
Prepaid expenses	1,517	1,882	46
Interest accrued but not due	1,102	1,096	27
Employee receivables	120	102	3
Advances other	—	3,950	97
Total	14,027	42,819	1,055

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and service tax.

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, satellite link charges, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for electricity connections and assets taken on operating lease.

Advances other includes amount recoverable from Millennium India Acquisition Company Inc. for expenses incurred in relation to proposed share subscription.

5.	Property and Equipment

Property and equipment consist of:

F–53

SAM Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Building	1,620	1,620	40
Equipment	2,034	2,090	52
Furniture and fixtures	505	533	13
Computer hardware	15,668	16,401	404
Vehicle	2,589	2,589	64
Total property and equipment	22,416	23,233	573
Less: Accumulated depreciation	11,832	13,181	325
Total property and equipment, net	10,584	10,052	248

Depreciation expense amounted to Rs.1,099 and Rs. 1,349 for the quarter ended June 30, 2006  and 2007 respectively.

6.	Intangible Assets

Intangible assets consist of:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Intangible assets subject to amortization
Software	7,945	8,538	210
Total intangible assets	7,945	8,538	210
Less: Accumulated amortization	3,297	3,972	98
Total intangible assets, net	4,648	4,566	112

Amortization expense amounted to Rs. 448 and Rs. 675 for the quarters ended June 30, 2006 and 2007 respectively.

7.	Overdraft Facilities

The Company’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 54,627 and Rs. 37,154 at average effective interest rates of 12.7% and 12.3%, as of March 31, 2007 and June 30, 2007, respectively. Deposits have been placed by the Company with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”. Refer to note 15 for assets pledged as collateral.

8.	Exchange, Clearing and Brokerage fees

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). The securities transactions tax in respect of proprietary trading amounted to Rs. 6,161 and Rs. 50,408 for the quarters ended June 30, 2006 and 2007 respectively. Under the Indian Income Tax Act, the Company can set-off the amount paid for STT towards its liability for taxes on income arising from taxable securities transactions. STT which can not be set off against taxes on income is charged to expense.

9.	Revenue

Market development fees of Rs. Nil and Rs. 82,500  for quarters ended June 30, 2006 and 2007 is included in the proprietary trading. This amount is earned for the efforts of the Company for development of securities market pursuant to an agreement.

The Company tendered for sale 10,000 shares of BSE on March 3, 2007. 9,123 shares were accepted and the sale was concluded in tranches from May 8 to 15, 2007. The net consideration received for the sale is Rs. 47,440. The Company continues to have trading rights in the BSE.

10.	Other Income

The Company tendered for sale 10,000 shares of BSE on March 3, 2007. 9,123 shares were accepted and the sale was concluded in tranches from May 8 to 15, 2007. The net consideration received for the sale is Rs. 47,440. The Company continues to have trading rights in the BSE.

F–54

SAM Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

11.	Investments

Investments consist of:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Investments accounted for by equity method	6,808	7,698	190
Investments carried at cost	3,823	3,823	94
Total	10,631	11,521	284

As part of its corporate strategy and in the normal course of its business, the Company makes investments in the equity of companies which are engaged in businesses similar to Company’s core business.

SAM Global holds 9,400 shares, representing 26.8% interest in Pullin Investment Private Limited ("Pullin"). The Company accounts for its share of equity in earnings/ (losses) of Pullin under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs 3,845.

SAM Global holds 12,000 shares, representing 26.8% interest in Abhichaya Investment Private Limited ("Abhichaya"). The Company accounts for its share of equity in earnings/ (losses) of Abhichaya under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 3,853.

SAM Global holds 460,000 shares, representing 6.1% interest in SMC Global Securities Limited (‘SMC Global”). The Company accounts for its investment in SMC Global under cost method of accounting. The market value of SMC Global’s equity shares is not readily determinable. The carrying amount of investment is Rs. 3,823 as of March 31, 2007 and June 30, 2007.

12.	Accounts Payable, Accrued Expenses and Other Liabilities

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Advance AMC charges	—	6,993	172
Accrued payroll	—	3,330	82
Accrued expenses	2,629	4,946	122
Provision for stamp duty	191	150	4
Taxes payable	—	243	6
Provision for gratuity	731	818	20
Total	3,551	16,480	406

13.	Employee Benefits

The Gratuity Plan

Net gratuity cost for the three months ended June 30, 2006 and 2007 comprises the following components:

Quarter ended June 30,	2006	2007	2007 US $
Service cost	32	84	2
Interest cost	5	7	1
Amortization	39	—	—
Expected return on assets	—	(4)	(1)
Net gratuity costs	76	87	2

The company has contributed Rs. Nil in the three months ended June 30, 2007 and expects to contribute approximately Rs. 1,000 to the gratuity trust during the remainder of fiscal 2008.

F–55

SAM Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

Provident Fund

The Company’s contribution towards the provident fund amounted to Rs. 166 and Rs. 286  for the quarters ended June 30, 2006 and 2007 respectively.

14.	Income Taxes

The effective tax rate was 30% and 27.5% for the quarter June 2006 and 2007 respectively.  The rebate of securities transaction tax is available to the Company which reduces its tax rate. In the quarter ended June 2007, the company sold shares in the exchange. The gain on sale of these shares is taxed at a lower rate.

The company’s major tax jurisdiction is India. In India, the assessment is not yet completed for the financial year 2004-05 and onwards. The Company continues to recognize interest and penalties related to income tax matters as part of the income tax provision.

15.	Collateral and Significant Covenants

Amounts that the Company has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of	March 31, 2007	June 30, 2007	June 30, 2007 US $
Fixed deposits	141,125	106,125	2,615
Total	141,125	106,125	2,615

These fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

16.	Concentration

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Quarter ended June 30, (in %)	2006	2007
Revenue from top two customers	2.85	3.70
Revenue from top five customers	5.98	7.26
Revenue from top ten customers	8.91	9.37

17.	Commitments and Contingent Liabilities

a) Operating Leases

SAM Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 384 and Rs. 378 for the quarters ended June 30, 2006 and 2007 respectively. There are no non-cancelable lease arrangements.

b) Guarantees

As of March 31, 2007 and June 30, 2007, guarantees of Rs 200,000 and Rs. 230,000 are provided by various banks to exchange clearing houses on behalf of the Company, in the ordinary course of business, as a security for due performance and fulfillment by the Company of its commitments and obligations.

As of March 31, 2007 and June 30, 2007, the Company has provided corporate guarantees of Rs. 146,500 and Rs. 150,000 respectively to banks for guarantees issued by banks for SMC Comtrade Limited to exchange clearing houses, in the ordinary course of business.

As of March 31, 2007 and June 30, 2007, the Company has provided corporate guarantees of Rs. 815,000 and Rs. 870,000 respectively to banks for guarantees issued by banks for SMC Global Securities Limited to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charges  commission as consideration to issue the guarantees, The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount, The Company recognizes commission expense over the period of the guarantee and classified in the income statement under “interest expense.” The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Company to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees

F–56

SAM Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)
(Rs. in thousands, except per share data)

at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c) Litigation

The Company is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Company’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims, and the potential for fines and penalties from regulatory agencies. The Company establishes reserves for potential losses to the extent that such matters are probable and can be estimated, in accordance with SFAS 5, “Accounting for Contingencies.” As litigation and the resolution of regulatory matters are inherently unpredictable, the Company cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Company believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Company.

Show Cause Notice (“SCN”) dated November 23, 2004, December 6, 2004 and November 17, 2006 from SEBI

There was a sharp fall in the Indian stock market on May 17, 2004. SEBI alleged that sale transactions of SAM Global on this day had significant impact on lowering the price of significant number of the selected scrips and Nifty Futures on a large number of occasions and the sell orders placed by it appear to have added to the momentum of such fall and aggravated the market crisis.
In addition to the aforesaid allegations, SEBI has alleged certain other irregularities, pursuant to inspections conducted on SAM Global.

SEBI had asked the Company to show cause as to why appropriate action under SEBI Act and Regulations should not be taken against the Company.

The Company has submitted its response, denying the allegations. The Company has submitted that it has carried out bonafide transactions and followed rules and regulations in respect of dealings on May 17, 2004. There was no motive behind the Company’s transactions to artificially depress the prices of securities. The other irregularities alleged are not sustainable and even in cases when these exist; the lapses were nominal and administrative in nature. SEBI has not responded to the Company in this regard and the matter is pending with SEBI. The Company has filed an application for consent before the SEBI in September 2007. The terms of consent proposes abatement of proceedings against the Company on payment of specified monetary amount.

F–57

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

SAM Global Securities Limited:

In our opinion, the accompanying balance sheets and the related statements of income, of shareholders’ equity and of cash flows present fairly, in all material respects, the financial position of SAM Global Securities Limited at March 31, 2007 and 2006 and the results of its operations and its cash flows for each of the three years in the period ended March 31, 2007 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

/s/ Price Waterhouse

New Delhi, India

July 6, 2007

F–58

SAM GLOBAL SECURITIES LIMITED

Balance Sheets

As of March 31, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Assets
Cash and cash equivalents	9,739	18,074	419
Receivables from exchange and clearing organizations (net of allowance for doubtful debts of Rs. Nil in 2006 and Rs. Nil in 2007)	1,013	15,751	365
Receivables from customers (net of allowance for doubtful debts of Rs. Nil in 2006 and Rs. Nil in 2007)	97,304	259,777	6,027
Due from related parties	6,350	67,087	1,557
Securities owned:
Marketable, at market value	18,514	79	2
Not readily marketable, at estimated fair value	1,000	1,000	23
Investments	3,823	10,631	247
Deposits with clearing organizations and others	133,200	153,100	3,552
Membership in exchanges owned, at cost (market value of Rs. 26,000 in 2006 and Rs. 52,000 in 2007)	23,210	23,210	539
Property and equipment (net of accumulated depreciation of Rs. 6,810 in 2006 and Rs. 11,832 in 2007)	11,093	10,584	246
Intangible assets (net of accumulated amortization of Rs. 1,254 in 2006 and Rs. 3,297 in 2007)	3,920	4,648	108
Other assets	6,454	14,027	325
Total Assets	315,620	577,968	13,410

Liabilities and Shareholder’s Equity
Payable to broker-dealers	264	—	—
Payable to customers	87,926	209,232	4,856
Due to related parties	4,461	341	8
Derivatives held for trading	—	275	6
Accounts payable, accrued expenses and other liabilities	1,456	3,551	82
Overdraft facilities balances	43,377	54,627	1,267
Deferred taxes, net	6,233	1,820	42
Total Liabilities	143,717	269,846	6,261
Commitments and contingencies (Note 27)

The accompanying notes are an integral part of these financial statements

F–59

SAM GLOBAL SECURITIES LIMITED

Balance Sheets

As of March 31, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Shareholders’ Equity
Common Stock
(10,010,000 equity shares authorized; 10,000,057 and 10,000,057 equity shares issued and outstanding as of March 31, 2006 and 2007; par value Rs. 10)	100,001	100,001	2,320
Retained earnings	71,902	208,121	4,829
Total Shareholders’ Equity	171,903	308,122	7,149
Total Liabilities and Shareholders’ Equity	315,620	577,968	13,410

The accompanying notes are an integral part of these financial statements

F–60

SAM GLOBAL SECURITIES LIMITED

Statements of Income

For the year ended March 31, (Rs. in thousands, except per share data)	2005	2006	2007	2007 Convenience translation into US$ (in thousands, except per share data) (unaudited)
Revenues:
Commission income	83,538	199,162	210,190	4,877
Proprietary trading, net	65,384	70,991	172,954	4,013
Distribution income, net	—	309	89	2
Interest and dividends	1,480	3,989	8,230	191
Other income	15	—	—	—
Total revenues	150,417	274,451	391,463	9,083
Expenses:
Exchange, clearing and brokerage fees	40,380	128,558	105,576	2,450
Employee compensation and benefits	8,845	17,394	34,512	801
Information and communication	8,640	18,061	25,005	580
Advertisement expenses	1,083	13,929	15,129	351
Depreciation and amortization	1,493	4,804	7,065	164
Interest expense	2,385	2,142	3,058	71
General and administrative expenses	9,407	12,330	15,383	357
Total expenses	72,233	197,218	205,728	4,774
Earnings before income taxes	78,184	77,233	185,735	4,309
Income taxes	28,721	24,289	56,109	1,302
Earnings after taxes and before extraordinary gain	49,463	52,944	129,626	3,007
Extraordinary gain	—	—	6,592	153
Net income	49,463	52,944	136,218	3,160
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	4.95	5.29	12.96	0.30
Basic and diluted: Extraordinary gain	—	—	0.66	0.02
Basic and diluted: Net income	4.95	5.29	13.62	0.32
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	10,000,057	10,000,057	10,000,057

The accompanying notes are an integral part of these financial statements

F–61

SAM GLOBAL SECURITIES LIMITED

Statements of Cash Flows

For the year ended March 31, (Rs. in thousands)	2005	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Cash flows from operating activities
Net profit	49,463	52,944	136,218	3,160
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	1,493	4,804	7,065	164
Deferred tax expense / (benefit)	17,674	6,056	(4,414)	(102)
Extraordinary gain	—	—	(6,592)	(153)
Fair value (gain) / loss on trading securities	(39)	(1,321)	610	14
Provision for gratuity	110	337	303	7
Changes in assets and liabilities:
Receivables from exchange and clearing organizations	(911)	(102)	(14,738)	(342)
Receivables from customers	(104,829)	18,620	(162,473)	(3,770)
Due from related parties	—	(6,350)	(60,737)	(1,409)
Due to related parties	16,024	(11,564)	(4,120)	(96)
Securities owned	(1,222)	(10,926)	17,827	414
Derivatives held for trading	—	—	275	6
Deposits with clearing organizations and others	(32,676)	(97,649)	(19,900)	(462)
Membership in exchanges	—	(10)	—	—
Other assets	2,325	(1,942)	(7,573)	(176)
Payable to broker-dealers and clearing organizations	590	(327)	(264)	(6)
Payable to customers	95,175	(8,849)	121,306	2,815
Accrued expenses	(446)	(1,343)	1,792	42
Net cash provided/(used) by operating activities	42,731	(57,622)	4,585	106

Cash flows from investing activities
Purchase of property and equipment	(7,355)	(8,645)	(4,513)	(105)
Purchase of investments	—	—	(216)	(5)
Acquisition of intangible assets	(1,520)	(3,655)	(2,771)	(64)
Net cash used in investing activities	(8,875)	(12,300)	(7,500)	(174)

The accompanying notes are an integral part of these financial statements

F–62

SAM GLOBAL SECURITIES LIMITED

Statements of Cash Flows

For the year ended March 31, (Rs. in thousands)	2005	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Cash flows from financing activities
Net movement in overdraft facilities balances	403	42,973	11,250	261
Net cash provided by financing activities	403	42,973	11,250	261

Net (decrease) / increase in cash and cash equivalents during the year	34,259	(26,949)	8,335	193
Add : Balance as of beginning of the year	2,429	36,688	9,739	226
Balance as of end of the year	36,688	9,739	18,074	419

Supplemental cash flow information:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Income taxes paid	8,204	19,575	51,130	1,186
Interest paid	2,385	2,142	3,058	71

The accompanying notes are an integral part of these financial statements

F–63

SAM GLOBAL SECURITIES LIMITED

Statements of Changes in Shareholders’ Equity

	Common Stock		Retained
(Rs. in thousands)	Shares	Par value	earnings / (deficit)	Total
Balance as of April 1, 2004	10,000,057	100,001	(30,505)	69,496
Net Income for the year			49,463	49,463
Balance as of March 31, 2005	10,000,057	100,001	18,958	118,959
Net Income for the year			52,944	52,944
Balance as of March 31, 2006	10,000,057	100,001	71,902	171,903
Net Income for the year			136,218	136,218
Balance as of March 31, 2007	10,000,057	100,001	208,121	308,122
Balance as of March 31, 2007 Convenience translation into US$ (unaudited)	10,000,057	2,320	4,829	7,149

The accompanying notes are an integral part of these financial statements

F–64

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

1.	DESCRIPTION OF BUSINESS

SAM Global Securities Limited (the “Company” or “SAM Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the Bombay Stock Exchange Limited (“BSE”) in the capital market and trading and clearing member in the futures and options market. The Company provides depository participant services through Central Depository Services (India) Limited. The Company’s shares are listed on the Guwahati Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet clients needs including brokerage services, clearing member services and depository services.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation

The financial statements include the accounts of SAM Global Securities Limited and its equity affiliates. All significant intercompany transactions have been eliminated. The Company accounts for investments in entities that are not variable interest entities where the Company owns a voting or economic interest of 20% to 50% and/or for which it has significant influence over operating and financing decisions using the equity method of accounting. The Company’s equity in the profits/(losses) of affiliates is included in the statements of income unless the carrying amount of an investment is reduced to zero and the Company is under no guaranteed obligation or otherwise committed to provide further financial support.

The Company consolidates investments in which it holds, directly or indirectly, more than 50% of the voting rights or where it exercises control. There were no such investments during the periods presented.

Use of Estimates

In preparing these financial statements, management makes use of estimates concerning certain assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and certain revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ from those estimates and could have a material impact on the  financial statements, and it is possible that such changes could occur in the near term. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, valuation of securities, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.

Foreign Currency and Convenience Translation

The accompanying financial statements are reported in Indian rupee (“INR” or “Rs.”). Indian rupee is the functional currency for the Company and its affiliates. Gains or losses resulting from foreign currency transactions are included in net income

For the convenience of the reader, the financial statements as of and for the year ended March 31, 2007 have been translated into U.S. dollars (“US$”) at US$1.00 = INR 43.10 based on the noon buying rate on March 30, 2007 by the Federal Reserve Bank of New York. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all. The convenience translation is unaudited.

F–65

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Revenue Recognition

a)	Proprietary Trading

Revenues from proprietary trading consist primarily of net trading income earned by the Company when trading as principal. Net trading income from proprietary trading represents trading gains net of trading losses. Proprietary revenue includes both realized and unrealized gains and losses. The profit and loss arising from all transactions entered into for the account and risk of the Company are recorded on a trade date basis. Proprietary trading revenue also includes market development fees which is earned for the efforts of the Company for development of securities market. Market development fee is recognized on an accrual basis when the right to receive is established.

Derivative financial instruments are used for trading purposes and carried at fair value. Market value for exchange-traded derivatives, principally futures and options is based on quoted market prices. The gains or losses on derivatives used for trading purposes are included in revenues from proprietary trading. Purchases and sales of derivative financial instruments are recorded on trade date. The transactions are recorded on a net basis when the legal right of offset exists.

b)	Commission Income

Commission income is recognized on trade date basis as securities transactions occur. The Company reports commission income on transactions as revenue on gross basis and reports commissions paid to sub brokers as commission expense.

c)	Distribution Income

The Company earns distribution income on distribution of initial public offerings, mutual funds and other securities on behalf of the lead managers of those offerings, mutual funds and other securities. The Company’s primary obligation is distribution and collection of the subscription forms through its sub-broker network for which it is compensated by the lead managers. It recognizes distribution income net of distribution revenues attributable to sub-brokers when significant obligations have been fulfilled and the right to recognize revenue has been established.

Securities Transactions

Securities owned consist of securities and derivative instruments used for trading purposes and for managing risk exposure in trading inventory. Proprietary security transactions are recorded on a trade date basis. Changes in fair value of securities (unrealized gains and losses) are recognized as proprietary transactions revenues in the current period.

Marketable securities are valued at market value, based on quoted market prices and securities not readily marketable are valued at fair value as determined by management.

Investments

Equity securities held for purposes other than trading which do not have a readily determinable fair value, are accounted at cost or equity method of accounting subject to an impairment charge for any other than temporary decline in value.  The impairment is charged to income.  In order to determine whether a decline in value is other than temporary, the Company evaluates, among other factors, the duration and extent to which the value has been less than the carrying value, the financial condition of and business outlook for the investee, including key operational and cash flow indicators, current market conditions and future trends in the industry and the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

F–66

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with maturities of 90 days or less at the date of acquisition.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided over estimated useful life using the straight line method. The estimated useful lives of assets are as follows:

Buildings	50 years
Equipment, vehicles and furniture	5 years
Computer hardware	3 years

Purchased Intangible Assets

Purchased intangible assets are amortized over their useful lives unless these lives are determined to be indefinite. Purchased intangible assets are carried at cost, less accumulated amortization. Amortization is computed over the estimated useful lives of three years using the straight-line method.

Impairment of Long-Lived Assets

Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Indefinite lived intangible assets are tested annually for impairment.  Determination of recoverability of long-lived assets and certain identifiable intangible assets is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Receivables and Payables

Customer Receivables and Payables

Customer securities transactions are recorded on a settlement date basis. Receivables from and payables to customers include amounts due on cash transactions, including derivative contracts transacted on behalf of the Company’s customers. Securities owned by customers, including those that collateralize margin or other similar transactions, are not reflected on the financial statements.

Brokers-Dealers, Exchange and Clearing Organisations Receivables and Payables

Amounts due from and due to other broker-dealers, exchange and clearing organizations include net receivables or payables arising from unsettled regular-way transactions, failed settlement transactions and commissions.

Allowance for Doubtful Accounts

Management estimates an allowance for doubtful accounts to reserve for potential losses from unsecured and partially secured customer accounts deemed uncollectible. The facts and circumstances surrounding each receivable from customers and the number of shares, price and volatility of the underlying collateral are considered by management in determining the allowance. Management continually evaluates its

F–67

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

receivables from customers for collectibility and possible write-off. The Company manages the credit risk associated with its receivables from customers through credit limits and continuous monitoring of collateral.

Membership in Exchanges

Exchange memberships owned by the Company are originally carried at cost. Adjustments to carrying value are made if the Company determines that an “other-than-temporary” decline in value has occurred. In determining whether the value of the exchange memberships the company owns are impaired (that is, fair market value is below cost) and whether such impairment is temporary or other-than-temporary, the Company consider many factors, including, but not limited to, information regarding recent sale and lease prices of exchange memberships, historical trends of sales prices of memberships, the current condition of the particular exchange’s market structure, legal and regulatory developments affecting the particular exchange’s market structure, trends in new listings on the particular exchange, general global and national economic factors and the Company’s knowledge and judgment of the securities market as a whole.

Advertising Costs

The Company expenses all advertising costs as incurred.

Employee Benefits

i) Provident Fund

In accordance with Indian law, employees are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employee and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’ basic salary. These contributions are made to the fund administered and managed by the Government of India. The Company’s monthly contributions are charged to income in the period they are incurred.

The Company has no further obligations under the plan beyond its monthly contributions.

ii) Gratuity Plan

The Company has a defined benefit retirement plan (the “Gratuity Plan”) covering all its employees in India. The Gratuity Plan provides a lump sum payment to vested employees at retirement or termination of employment based on the respective employee’s salary and years of employment with the Company.

The Company provides for the Gratuity Plan on the basis of actuarial valuation. All actuarial gains or losses are expensed off in the year in which they arise.

The funded status of the Company’s retirement related benefit plan is recognized in the balance sheet. The funded status is measured as the difference between the fair value of plan assets and the projected benefit obligation at March 31, the measurement date.

Income Taxes

In accordance with the provisions of SFAS 109, “Accounting for Income Taxes”, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax

F–68

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

assets and liabilities of a change in tax rates is recognized in the statement of income in the period of enactment. Based on management’s judgment, the measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized.

Comprehensive Earnings

Comprehensive earnings for each of the three years in the period ended March 31, 2007, was equal to the Company’s net earnings.

Earnings Per Share

In accordance with the provisions of SFAS 128, “Earnings Per Share”, basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period.  The Company does not have any dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The Interpretation clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, which is April 1, 2007 for us. The differences, if any between the amounts recognized in the balance sheet prior to the adoption of FIN 48 and the amounts reported after adoption will be accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. The Company is in the process of evaluating the impact this new standard will have on the financial statements.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company is in the process of evaluating the impact SFAS 157 will have on the financial statements.

Effective March 31, 2007, the Company adopted SFAS 158, “Employer’s Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements 87, 88, 106 and 132(R),” which requires the recognition of the funded status of the retirement -related benefit plans in the balance sheet and the recognition of the changes in that funded status in the year in which the changes occur through accumulated other comprehensive income, net of applicable tax effects. The provisions of SFAS 158 were adopted pursuant to the transition provisions therein. The Company measures defined benefit plan assets and obligations as of March 31 and SFAS. 158 did not affect the company’s existing valuation practices. Further, as the Company has a policy of expensing all actuarial gains or losses in the year in which they arise, the adoption of SFAS 158 did not affect the Company’s financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company is in the process of evaluating the impact SFAS 159 will have on the Company’s financial statements.

F–69

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

3.	DEPOSITS WITH CLEARING ORGANIZATIONS AND OTHERS

SAM Global is a member of clearing organization at which it maintains cash on deposits required for the conduct of its day-to-day clearance activities. The Company also maintains deposits with its bankers as margin for credit facilities availed.

4.	RECEIVABLES FROM EXCHANGE AND CLEARING ORGANIZATIONS

As of March 31,	2006	2007	2007
			US $ (in thousands)
Receivable from clearing organizations and exchange	1,013	15,751	365
Total	1,013	15,751	365

5.	SECURITIES OWNED

Securities consist of trading securities at market values, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Exchange traded derivatives held for trading	10,271	—	—
Preference shares	5,000	—	—
Equity shares	3,243	79	2
Total	18,514	79	2

Securities consist of trading securities at fair value, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Equity shares	1,000	1,000	23
Total	1,000	1,000	23

6.	DERIVATIVES HELD FOR TRADING

These consist of exchange traded futures and options at market values, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Exchange traded derivatives held for trading	—	275	6
Total	—	275	6

7.	OTHER ASSETS

Other assets consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Security deposits paid	3,008	394	9
Advance tax, net	1,500	10,894	252
Prepaid expenses	1,128	1,517	35
Interest accrued but not due	575	1,102	26
Employee receivables	243	120	3
Total	6,454	14,027	325

F–70

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and service tax.

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, satellite link charges, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for electricity connections and assets taken on operating lease.

8.	PROPERTY AND EQUIPMENT

Property and equipment consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Building	1,620	1,620	38
Equipment	1,398	2,034	47
Furniture and fixtures	505	505	12
Computer hardware	11,791	15,668	364
Vehicle	2,589	2,589	60
Total property and equipment	17,903	22,416	521
Less: Accumulated depreciation	6,810	11,832	275
Total property and equipment, net	11,093	10,584	246

Depreciation expense amounted to Rs. 1,289, Rs. 3,754 and Rs. 5,022 for the years ended March 31, 2005, 2006 and 2007 respectively.

The gross carrying amounts of fully depreciated assets included in the overall balance of property and equipment above, which are still in active use were Rs. 1,828 and Rs. 1,971 as of March 31, 2006 and 2007.

9.	INTANGIBLE ASSETS

Intangible assets consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Intangible assets subject to amortization
Software	5,174	7,945	184
Total intangible assets	5,174	7,945	184
Less: Accumulated amortization	1,254	3,297	76
Total intangible assets, net	3,920	4,648	108

Amortization expense amounted to Rs. 204, Rs. 1,050 and Rs. 2,043 for the years ended March 31, 2005, 2006 and 2007 respectively.

The expected future annual amortization expense of intangible asset is as follows:

For the year ended March 31,
2008	2,444
2009	1,598
2010	606

F–71

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

10.	OVERDRAFT FACILITIES

The Company’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 43,377 and Rs. 54,627, at average effective interest rates of 10.0% and 12.7%, as of March 31, 2006 and 2007, respectively. Deposits have been placed by the Company with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”. Refer note 20 for assets pledged as collateral.

11.	NET CAPITAL REQUIREMENTS

SAM Global is subject to regulations of Securities and Exchange Board of India (“SEBI”) and BSE, which specifies minimum net capital requirements. The company is required to maintain net capital of Rs. 30,000. As the Company is operating in India, the net capital for these purpose is computed on the basis of the information contained in Company’s statutory books and records kept under accounting principles generally accepted in India. The Company submits periodic reports to the regulators. As of March 31, 2006 and 2007, the net capital as calculated in the periodic reports is mentioned below, which was in excess of its net capital requirement.

As of March 31,	2006	2007	2007 US $ (in thousands)
Margin trading	120,839	261,329	6,063
Futures and options	141,547	284,540	6,602
Capital market	114,430	293,826	6,817

12.	EXCHANGE, CLEARING AND BROKERAGE FEES

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). The securities transactions tax in respect of proprietary trading amounted to Rs. 9,976, Rs. 14,295 and Rs. 55,463 for the years ended March 31, 2005, 2006 and 2007 respectively. Under the Indian Income Tax Act, the Company can set-off the amount paid for STT towards its liability for taxes on income arising from taxable securities transactions. STT which can not be set off against taxes on income is charged to expense. STT charged to expense amounted to Rs. Nil, Rs. Nil and Rs. 813 for the years ended March 31, 2005, 2006 and 2007 respectively.

13.	REVENUE

Market development fees of Rs. 14,816, Rs. Nil and Rs. 89,597 for years 2005, 2006 and 2007 is included in the proprietary trading. This amount is earned for the efforts of the Company for development of securities market pursuant to an agreement.

14.	INCOME TAXES

The provisions for income taxes consist of:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Domestic taxes
Current	11,047	18,233	60,523	1,404
Deferred	17,674	6,056	(4,414)	(102)
Aggregate taxes	28,721	24,289	56,109	1,302

F–72

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

A reconciliation of the income tax expense to the amount computed by applying the statutory income tax rate to income before income tax expense is summarized below:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Net income before taxes	78,184	77,233	185,736	4,309
Enacted tax rates in India	36.6%	33.7%	33.7%
Computed tax expense	28,610	25,996	62,518	1,451
Permanent differences	127	(11)	(22)	(1)
Rebate allowed under Indian Income tax act	—	(1,618)	(6,387)	(148)
Others	(16)	(78)	—	—
Income taxes recognized in the statement of income	28,721	24,289	56,109	1,302

Significant components of activities that gave rise to deferred tax assets and liabilities included in the financial statements are as follows:

As of March 31,	2006	2007	2007 US $ (in thousands)
Deferred tax assets:
Provision for gratuity	226	247	6
Others	—	80	2
Total deferred tax assets	226	327	8

Deferred tax liabilities:
Property and equipment	1,958	2,077	48
Revenue not recognized for tax purposes	4,501	70	2
Total deferred tax liabilities	6,459	2,147	50
Net deferred tax liabilities	6,233	1,820	42

15.	INVESTMENTS

Investments consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Investments accounted for by equity method	—	6,808	158
Investments carried at cost	3,823	3,823	89
Total	3,823	10,631	247

As part of its corporate strategy and in the normal course of its business, the Company makes investments in the equity of companies which are engaged in businesses similar to Company’s core business.

SAM Global holds 9,400 shares, representing 26.8% interest in Pullin Investment Private Limited (“Pullin”). The Company accounts for its share of equity in earnings/ (losses) of Pullin under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs 3,400.

SAM Global holds 12,000 shares, representing 26.8% interest in Abhichaya Investment Private Limited (“Abhichaya”). The Company accounts for its share of equity in earnings/ (losses) of Abhichaya under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 3,408.

F–73

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

SAM Global holds 460,000 shares, representing 6.1% interest in SMC Global Securities Limited (‘SMC Global”). The Company accounts for its investment in SMC Global under cost method of accounting. The market value of SMC Global’s equity shares is not readily determinable. The carrying amount of investment is Rs. 3,823 as of March 31, 2006 and 2007.

16.	DERIVATIVES AND RISK MANAGEMENT

The Company enters into exchange traded derivative contracts for trading purposes.  The Company generally enters into offsetting contracts to achieve economic hedges at prices that result in a profit spread for the Company. As of March 31, 2006 and 2007, the Company had outstanding derivative contracts with notional amounts of Rs. 270,320 and Rs. 34,653, respectively. The notional amount of a derivative contract does not change hands; it is simply used as a reference to calculate payments. Accordingly, the notional amount of the Company’s derivative contracts outstanding at March 31, 2006 and 2007 significantly exceeds the possible losses that could arise from such transactions. The fair values of outstanding derivative positions are as below:

As of March 31,	2006	2007	2007 US $ (in thousands)
Derivative assets	10,271	—	—
Derivative liabilities	—	275	6
Total	10,271	275	6

The Company receives collateral in connection with customer trades. Under the agreements with customers, the Company is permitted to use the securities for meeting margin/other obligation in stock exchange in whatever manner which may include pledging of shares in favor of bank and / or taking loan against the same.  At March 31, 2006, the fair value of securities received as collateral under the agreements with customers was Rs. 580,134 and the fair value of the collateral that had been repledged was Rs. 8,261. At March 31, 2007, the fair value of securities received as collateral under the agreements with customers was Rs. 588,586 and the fair value of the collateral that had been repledged was Rs. 27,951.

a)	Market Risk Arising from Trading Activities

Market risk is the risk that price changes could affect the value of the securities positions that arise from normal trading activity. Market risk increases when markets move sharply and volatility increases.

The Company’s exposure to market risk is determined by a number of factors; including size, composition and diversification of positions held, market volatility and changes in interest and foreign exchange rates. The overall level of market risk from financial instruments is often limited by other financial instruments recorded on the balance sheet. Management actively monitors its market risk by reviewing the effectiveness of hedging strategies and setting market risk limits. The Company manages market risk with central oversight, analysis and formation of risk policy, specific maximum risk levels to which the individual trader must adhere and continuous monitoring by the senior management.

b)	Credit Risk

Credit risk that could result from counterparties default is limited for the Company’s operations that operate on regulated exchanges, since the settlement risk is essentially transferred to recognized clearing organizations. The Company’s business also includes clearing and executing trades for the accounts of customers. As such, the Company guarantees to the respective clearinghouse its customers’ performance under these contracts. The Company provides clearing services of futures and options to other brokers.

The Company may require other brokers to deposit funds, thereby reducing risks associated with the clearing of futures and options. Additionally, to reduce its risk, the Company requires customers to meet, at

F–74

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

a minimum, the margin requirements established by each of the exchanges at which the contract is traded. This margin is a deposit from the customer, which reduces the risk to the Company of failure on behalf of the customer to fulfill any obligation under the contract. To minimize its exposure to risk of loss due to market variation, the Company adjusts these margin requirements, as needed, due to daily fluctuations in the values of the underlying positions. If necessary, certain positions may be liquidated to satisfy resulting changes in margin requirements.

c)	Liquidity Risk

Liquidity risk relates to the Company’s capacity to finance security positions and liquidity requirements of exchanges and clearing organizations. The Company’s financial resources, relative to its capital employed, and the liquid nature of most of the instruments traded, limit this risk. In addition, the Company maintains credit facilities with commercial banks. At March 31, 2006 and 2007, the Company, with certain limitations, had access to Rs. 17,472 and Rs. 9,189 in unutilized bank borrowings and Rs. Nil and Rs. Nil in unutilized bank guarantees.

d)	Compliance, Legal and Operational risks

The Company operates under significant regulatory and legal obligations imposed by local governments and securities regulators. The legal and regulatory obligations under which the Company operates relate, among other things, to their financial reporting, their trading activities, capital requirements and the supervision of their employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for the Company’s activities and financial performance. Certain violations could result in them losing their trading permissions. If that were to occur, the Company would lose its ability to carry out a portion of its existing activities, which could have a material effect on the Company’s financial statements.

See Note 27 for an overview of pending regulatory and litigation matters.

17.	EMPLOYEE BENEFITS

The Gratuity Plan

The following table sets forth the status of the Gratuity Plan of SAM Global, and the amounts recognized in SAM Global’s balance sheets and statements of income.

As of March 31,	2005	2006	2007	2007 US $ (in thousands)
Accumulated benefit obligation	177	353	618	14
Change in projected benefit obligation
Projected benefit obligation as of beginning of the year	220	330	667	16
Service cost	48	143	617	14
Interest cost	15	23	51	1
Actuarial loss/(gain)	47	171	(365)	(8)
Benefits paid	—	—	—	—
Projected benefit obligation as of end of the year	330	667	970	23
Change in plan assets
Employer contribution	—	—	239	6
Fair value of plan assets as of end of the year	—	—	239	6
Funded status of plan	(330)	(667)	(731)	(17)
Accrued benefit cost	(330)	(667)	(731)	(17)

F–75

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

  The components of net gratuity cost is reflected below:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Service cost	48	143	617	14
Interest cost	15	23	51	1
Amortization	47	171	(365)	(8)
Net gratuity costs	110	337	303	7

The assumptions used in accounting for the gratuity plan for the years ended March 31, 2005, 2006 and 2007 are set out below:

Weighted-average assumptions used to determine benefit obligations:

Year ended March 31,	2005	2006	2007
Discount rate	7.5%	8.0%	10.0%
Long term rate of compensation increase	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter

Weighted-average assumptions used to determine net periodic benefit cost:

Year ended March 31,	2005	2006	2007
Discount rate	7.5%	8.0%	10.0%
Long term rate of compensation increase	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter
Expected rate of return on assets	—	—	7.5%

SAM Global expects to contribute Rs. 1,000 to its Gratuity plan during the year ending March 31, 2008. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

For the year ended March 31,
2008	92
2009	117
2010	172
2011	298
2012	456
2013-2016	2,513

Provident Fund

The Company’s contribution towards the provident fund amounted to Rs. 416, Rs. 924 and Rs. 1,085 for the years ended March 31, 2005, 2006 and 2007 respectively.

F–76

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

18.	PAYABLE TO BROKER DEALERS

As of March 31,	2006	2007	2007 US $ (in thousands)
Commission payable	264	—	—
Total	264	—	—

19.	ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES

As of March 31,	2006	2007	2007 US $ (in thousands)
Accrued expenses	517	2,629	61
Provision for stamp duty	272	191	4
Provision for gratuity	667	731	17
Total	1,456	3,551	82

20.	COLLATERAL AND SIGNIFICANT COVENANTS

Amounts that the Company has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of March 31,	2006	2007	2007 US $ (in thousands)
Fixed deposits	96,125	141,125	3,274
Total	96,125	141,125	3,274

These fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

21.	INVESTMENTS IN AFFILIATES

The Company allocates the purchase price of its acquisitions to the tangible assets, liabilities and intangible assets acquired, based on their estimated fair values. The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141 “Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management’s estimates and assumptions.

Pullin Investment Private Limited and Abhichaya Investment Private Limited

In November 2006, the Company acquired 9,400 shares of Pullin Investment Private Limited (“Pullin”) and 12,200 shares of Abhichaya Investment Private Limited (“Abhichaya”) for a cash consideration of Rs 10 per share. The purchase price was Rs 94 and Rs 122 respectively. This represented a 26.8% and 26.8% stake of the Company in the outstanding share capital of Pullin and Abhichaya respectively. Thus making both, affiliates of the Company.

The acquisition of Pullin and Abhichaya was made to make an entry into the merchant banking and investment banking arena. Pullin and Abhichaya held approximately 24.0% and 24.0% in NexGen Capitals Limited (“NCL”), a company holding class I merchant banking license. Thus, through its investment in Pullin and Abhichaya, the Company exercises significant influence in NCL.

F–77

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

In connection with this acquisition, the Company recorded approximately Rs 3,306 of negative goodwill on its investment in Pullin and Rs 3,286 on its acquisition of Abhichaya. As no assets were available to set off the negative goodwill, the amount has been recorded as an extraordinary income in the financial statements.

The carrying value of the investment in Pullin and Abhichaya as of March 31, 2007 is Rs. 3,400 and Rs. 3,408 respectively.

22.	RELATED PARTY TRANSACTIONS

Significant related party transactions comprise of:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Services provided by SAM Global to:
Companies in which principal shareholders having not less than 10% shareholdings	3,783	6,396	8,511	197

The balances receivable from and payable to related parties are as follows:

As of March 31,	2006	2007	2007 US $ (in thousands)
Amounts due from related parties
Companies in which principal shareholders having not less than 10% shareholdings	6,350	67,087	1,557
Amounts due to related parties
Companies in which principal shareholders having not less than 10% shareholdings	4,461	341	8

Amount due to/from related parties include funds transferred between the Company and related parties of offsetting customer balances pending cash settlement by the customer.

23.	SEGMENT

The Company follows the provisions of SFAS 131 “Disclosures about Segments of an Enterprise and Related Information”. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. The Company operates in a single segment.

24.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Assets and liabilities for which fair value approximates carrying value: The fair values of certain financial assets and liabilities carried at cost, including cash and cash equivalents, receivables and payables from and to clearing organizations, broker-dealers and customers and accounts payable, accrued expenses and other liabilities, approximate fair value due to their short-term nature.

Securities and trading liabilities: Fair values of trading assets and trading liabilities are the amounts recognized in the  financial statements, which are based on market prices, where available. If quoted prices are not available, fair values are determined based on book value.

Borrowings: The carrying value of overdraft facilities approximates fair value due to the fact that interest rates are comparable with market rates.

F–78

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

25.	CONCENTRATION

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Year ended March 31, (in %)	2005	2006	2007
Revenue from top two customers	11.6	4.5	5.2
Revenue from top five customers	17.8	7.8	7.6
Revenue from top ten customers	21.1	10.8	10.4

26.	DIVIDEND

Final dividend proposed by the Board of Directors is payable when formally declared by the shareholders, who have the right to decrease but not increase the amount of the dividend recommended by the Board of Directors. The Board of Directors can declare interim dividends without the need for shareholders’ approval.

Dividend payable to equity shareholders are based on the net income available for distribution as reported in the Company’s financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP).  Dividends are declared and paid in Indian rupees.  Net income in accordance with US GAAP may, in certain years, either not be fully available or will be additionally available for distribution to equity shareholders. Under Indian GAAP the retained earnings available for distribution to equity shareholders, subject to certain restrictions was Rs. 18,033, Rs 63,645 and Rs. 203,508 as of March 31, 2005, 2006 and 2007 respectively.

Under the Indian Companies Act, dividends may be paid out of the profits of a company in the year in which the dividend is declared or out of the unconsolidated undistributed profits of previous fiscal years. Before declaring a dividend greater than 10.0% of the par value of its equity shares, a company is required to transfer to its reserves a minimum percentage of its profits for that year, ranging from 2.5% to 10.0%, depending on the dividend percentage to be declared in such year.

27.	COMMITMENTS AND CONTINGENT LIABILITIES

a)	Operating Leases

SAM Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 837, Rs. 1,813 and Rs. 1,588 on for the years ended March 31, 2005, 2006 and 2007 respectively. There are no non-cancelable lease arrangements.

b)	Guarantees

As of March 31, 2006 and 2007, guarantees of Rs 190,000 and Rs. 200,000 are provided by various banks to exchange clearing houses on behalf of the Company, in the ordinary course of business, as a security for due performance and fulfillment by the Company of its commitments and obligations.

As of March 31, 2006 and 2007, the Company has provided corporate guarantees of Rs. 80,000 and Rs. 146,500 to banks for guarantees issued by banks for SMC Comtrade Limited to exchange clearing houses, in the ordinary course of business.

F–79

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

As of March 31, 2006 and 2007, the Company has provided corporate guarantees of Rs. 470,000 and Rs. 815,000 to banks for guarantees issued by banks for SMC Global Securities Limited to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charge  commission as consideration to issue the guarantees, The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount, The Company recognizes commission expense over the period of the guarantee. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Company to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c)	Litigation

The Company is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Company’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims, and the potential for fines and penalties from regulatory agencies. The Company establishes reserves for potential losses to the extent that such matters are probable and can be estimated, in accordance with SFAS 5, “Accounting for Contingencies.” As litigation and the resolution of regulatory matters are inherently unpredictable, the Company cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Company believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Company.

Show Cause Notice (“SCN”) dated November 23, 2004, December 6, 2004 and November 17, 2006 from SEBI

There was a sharp fall in the Indian stock market on May 17, 2004. SEBI alleged that sale transactions of SAM Global on this day had significant impact on lowering the price of significant number of the selected scrips and Nifty Futures on a large number of occasions and the sell orders placed by it appear to have added to the momentum of such fall and aggravated the market crisis.

In addition to the aforesaid allegations, SEBI has alleged certain other irregularities, pursuant to inspections conducted on SAM Global.

SEBI had asked the Company to show cause as to why appropriate action under SEBI Act and Regulations should not be taken against the Company.

The Company has submitted its response, denying the allegations. The Company has submitted that it has carried out bonafide transactions and followed rules and regulations in respect of dealings on May 17, 2004. There was no motive behind the Company’s transactions to artificially depress the prices of securities. The other irregularities alleged are not sustainable and even in cases when these exist; the lapses were nominal and administrative in nature. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

F–80

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

d)	Subsequent Events

The Company tendered for sale 10,000 shares of BSE on March 3, 2007. 9,123 shares were accepted and the sale was concluded in tranches from May 8 to 15, 2007. The net consideration received for the sale is Rs. 47,440. The Company continues to have trading rights in the BSE.

F–81

AUDITOR’S REPORT
TO
THE BOARD OF DIRECTORS OF
SMC COMTRADE (P) LTD.

We have audited the attached Balance Sheet of SMC COMTRADE LTD. as at 31st March, 2007 and Profit and Loss Account for the year ended on that date annexed thereto and the cash flow statement for the year ended on that date. These financial statements are the responsibility of the Company’s management, our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America. Those Standards require that we plan and performed the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An Audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An Audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Accounting principles generally accepted in India vary in certain significant respects from U.S. generally accepted accounting principles. Information relating to the nature and effect of such differences is presented in Schedule 13 to the financial statements.

We report that:

(i)	We have obtained all the information and explanations, which to the best of our knowledge and belief were necessary for purposes of our audit;
(ii)
In our opinion, proper books of accounts as required by law have been kept by the company so far as appears from our examination of those books and proper returns adequate for the purposes of our audit have been received from branches audited by other branch auditors and not visited by us.

(iii)	The Balance Sheet, Profit and Loss Account and Cash Flow Statement dealt with by this report are in agreement with the books of account.
(iv)
In our opinion, the Balance Sheet, Profit & Loss Account and Cash Flow Statement dealt with by this report comply with the accounting standards referred to in sub-section (3C) of section 211 of the Companies Act, 1956;

(v)
On the basis of written representation received from the directors, as on 31st March, 2007 and taken on record by the Board of Directors, we report that none of the directors is disqualified as on 31st March, 2007 from being appointed as a director in terms of clause (g) of sub-section (1) of section 274 of the Companies Act, 1956.

(vi)
In our opinion and to the best of our information and according to the explanations given to us, the said accounts give the information required by the Companies Act, 1956, in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India:

(a)	In the case of the Balance Sheet, of the state of affairs of the Company as at 31st March, 2007;
(b)	In the case of the Profit and Loss Account, of the PROFIT for the year ended on that date; and
(c)	In the case of cash flow statement, of the cash flows for the year ended on that date.

(R. S. CHAUHAN)
For RAJENDRA CHAUHAN & CO.
CHARTERED ACCOUNTANTS
M.NO. 89108
PLACE : NEW DELHI
DATED : 05-12-2007

SMC COMTRADE LIMITED

BALANCE SHEET AS AT 31ST MARCH 2007

		(AMOUNT IN RS.)	(AMOUNT IN RS.)
DESCRIPTIONS		31ST MARCH 2007	31ST MARCH 2006
SOURCES OF FUNDS

SHAREHOLDER`S FUNDS
Share Capital	1	1,000,000	1,000,000
Share Application Money		—	11,196,000
Reserves & Surplus	2	254,501,350	69,803,921

LOAN FUNDS
Secured Loans	3	45,635,898	101,530,953

DEFERRED TAX LIABILITY		859,974	498,565
	TOTAL	301,997,222	184,029,439
APPLICATION OF FUNDS
FIXED ASSETS	4
Gross Block		13,043,049	7,497,938
Less: Depreciation		4,204,703	2,377,732
NET BLOCK		8,838,346	5,120,206

INVESTMENTS	5	32,123,137	28,380,189

CURRENT ASSETS ,LOANS & ADVANCES	6
Inventories		239,658,698	94,448,433
Cash and Bank Balance		272,736,968	225,689,138
Loans & Advances		19,915,618	18,445,784
		532,311,284	338,583,355
Less: Current Liabilities & Provisions	7	271,275,544	188,059,281
NET CURRENT ASSETS		261,035,740	150,524,074

DEFERRED TAX ASSET		—	4,970
	TOTAL	301,997,222	184,029,439

Accounting Policies & Notes On Accounts	13

SMC COMTRADE LIMITED

 PROFIT & LOSS ACCOUNT AS ON 31ST MARCH 2007

		(AMOUNT IN RS.)	(AMOUNT IN RS.)
DESCRIPTIONS		31ST MARCH 2007	31ST MARCH 2006

INCOMES
Income from Operations		225,817,581	63,485,078
Other Income	8	88,258,509	8,510,410
	TOTAL	314,076,090	71,995,488

EXPENDITURE
Personnel Expenses	9	8,257,792	3,971,559
Operating & other Expenses	10	29,786,142	23,953,895
Financial Expenses	11	9,596,791	3,755,199
Administraion and Other Expense	12	21,486,791	7,531,077
Depreciation	4	2,420,103	1,609,668
	TOTAL	71,547,619	40,821,398

Net Profit for the year before tax		242,528,471	31,174,090
Less: Provision for tax
Current Tax		57,390,267	9,851,327
Deferred Tax		366,379	656,894
Fringe Benefit Tax		74,396	109,779
Net Profit After Tax		184,697,429	20,556,090
Add: Profit\ Loss brought forward from Previous year		15,359,063	(197,027)
Net Profit available for Appropriations		200,056,492	20,359,063
APPROPRIATIONS:
Amount transferred to General Reserve		15,000,000	5,000,000
Balance Carried to Balance Sheet	TOTAL	185,056,492	15,359,063

Accounting Policies & Notes On Accounts	13

SMC COMTRADE LIMITED

	CASH FLOW STATEMENT AS ON 31.03.2007

	PARTICULARS	CURRENT YEAR	PREVIOUS YEAR
		31.03.2007	31.03.2006
A)	CASH FLOW FROM OPERATING ACTIVITIES
	Net Profit Before Tax	242,528,471	31,174,090
	Adjustment for depreciation	2,420,103	1,609,668
	Misc Expenditure	0	1,020
	Dividend Received	(68,073,412)	0
	Interest Received on FDRs	(13,752,064)	(8,360,704)
	Profit on sale of Fixed assets/Investment	(6,187,044)	(142,107.00)
	Interest paid	5,656,869	2,435,331
	Operating Profit before Working Capital changes	162,592,923	26,717,298
	Adjustment for changes in trade & other Receivables	(1,469,835)	(4,289,102)
	Change in Inventory	(145,210,265)	(24,353,545)
	Change in Tax Paid/Payable	(59,780,219)	(3,461,148)
	Change in Trade And Other Liabilities	85,531,820	95,334,410
	Net Cash Flow from Operating Activities (A)	41,664,424	89,947,914

B)	CASH FLOW FROM INVESTING ACTIVITIES
	Change in Fixed Assets (Net)	(6,111,358)	(5,301,093)
	Changes in Investment	(3,742,948)	(18,180,191)
	Profit on sale of Fixed assets/Investment	6,160,160	142,107.00
	Interest Received on FDR	13,752,064	8,360,704
	Dividend Received	68,073,412	0
	Net Cash Used in Investing Activities (B)	78,131,330	(14,978,473)

C)	CASH FLOW FROM FINANCING ACTIVITIES
	Interest paid	(5,656,869)	(2,435,331)
	Change in Share Application Money	(11,196,000)	(11,915,000)
	Share Premium received on issue of Capital	0	0
	Secured Loan	(55,895,057)	90,273,248
	Net Cash used in financing Activities ( C)	(72,747,925)	75,922,917

	Net Increase in cash & cash equivalent (A+B+C)	47,047,829	150,892,357
	Cash and cash Equivalent as on 01.04.2006	225,689,138	74,796,781
	Cash and cash Equivalent as on 31.03.2007	272,736,967	225,689,138
 Note:

 The above Cash flow Statement has been prepared under the “Indirect Method” as set out in Accounting Standard -3 on  Cash Flow Statements issued by the Institute of Chartered Accountants of India.

SMC COMTRADE LTD.

 SCHEDULE-1
 SHARE CAPITAL

		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2007	AS AT 31.03.2006

AUTHORISED
5,000,000 Equity Shares of Rs. 10/- each	50,000,000	1,000,000
( Previous Year 1,00,000 Equity Shares of Rs. 10/- each)

	50,000,000	1,000,000
ISSUED,SUBSCRIBED & PAID UP
100000 Equity Shares of Rs. 10/-	1,000,000	1,000,000
each fully paid up in cash
TOTAL	1,000,000	1,000,000

SCHEDULE : 2
RESERVE & SURPLUS
		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2007	AS AT 31.03.2006

GENERAL RESERVES
As per last Balance Sheet	54,444,858	49,444,858
Amount transferred during the year	15,000,000	5,000,000
(A)	69,444,858	54,444,858
PROFIT & LOSS ACCOUNT
Balance transferred during the year	185,056,492	15,359,063
(B)	185,056,492	15,359,063

TOTAL (A) +(B)	254,501,350	69,803,921

SCHEDULE - 3
SECURED LOANS
		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2007	AS AT 31.03.2006

Canara Bank	—	18,487,479
ICICI Bank	45,635,898	34,310,975
UTI Bank	—	19,115,176
HDFC Bank	—	29,617,323
FEDRAL BANK LTD.	—
BIRLA GLOBAL FIANANCE CO. LTD.	—
(Refer Note No.X in Schedule-13)
TOTAL	45,635,898	101,530,953

SMC COMTRADE LTD.

 SCHEDULE :  4
DETAIL OF FIXED ASSETS						(AMOUNT IN RUPEES)
		GROSS BLOCK				DEPRECIATION				NET BOCK
PARTICULARS	Rate of Depreciation	As on 01-04-2006	Additions during the Year	SALE/ ADJ.	As on 31-03-2007	As on 01-04-2006	FOR THE YEAR	ADJ./ WRITTEN OFF	As on 31-03-2007	As on 31-03-2006	As on 31-03-2007
COMPUTER HARDWARE	40.00%	5,262,492	4,196,001	626,448	8,832,045	1,828,163	2,059,515	593,132	3,294,546	3,434,329	5,537,499
COMPUTER SOFTWARE	40.00%	851,675	—	—	851,675	384,256	186,968	—	571,224	467,419	280,451
FURNITURE & FIXTURE	18.10%	—	92,000	—	92,000	—	411	—	411	—	91,589
OFFICE EQUIPMENT	13.91%	186,700	157,700	—	344,400	26,149	22,868	—	49,017	160,551	295,383
VEHICLE	25.89%	387,072	1,725,857	—	2,112,929	120,967	110,751	—	231,718	266,105	1,881,211
OFFICE BUILDING	5.00%	810,000	—	—	810,000	18,197	39,590	—	57,787	791,803	752,213
Current year		7,497,939	6,171,558	626,448	1,3043,049	2,377,732	2,420,103	593,132	4,204,703	5,120,207	8,838,346
Previous year		2,196,845	5,301,094	—	7,497,938	768,064	1,609,668	—	2,377,732	1,428,781	5,120,207

SMC COMTRADE LTD.

SCHEDULE -  5
INVESTMENTS (AT COST)

NAME OF COMPANIES	FACE	AS AT 31ST MARCH 2007		AS AT 31ST MARCH 2006
	VALUE	NOS.	AMOUNT	NOS.	AMOUNT
INVESTMENT IN EQUITY SHARES FULLY PAID UP
UNQUOTED
SMC Share Brokers Ltd.	10	100,000	10,000,000	100,000	10,000,000

Chemister Organics P. Ltd.	10	0	0	165,000	1,650,000
Pulin Investment Pvt. Ltd.	10	14,000	140,000	—	—
Abhichhaya Investment Pvt. Ltd.	10	18,200	182,000	—	—
NEXGEN Capitals Ltd.	10	69,600	417,600	—	—
QUOTED
SMC Global Securities Ltd.	10	0		232,000	712,340

In Subsidiary Company
DSP Insurance Brokers P.Ltd.	10	600,000	6,000,000	—	—
SMC COMEX INTERNATIONAL DMCC

(A wholly owned subsidiary)	1000AED	1,300	15,383,537	1,300	16,017,849

Total			32,123,137		28,380,189

Aggregate Market value of quoted Investments is Rs.    Nil    (P.Y. 58,00,000/-)

SMC COMTRADE LTD.

SCHEDULE-6 CURRENT ASSETS , LOANS AND ADVANCES		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2007	AS AT 31.03.2006

INVENTORIES
(Valued and certified by Management)	239,658,698	94,448,433
sub total	239,658,698	94,448,433
Party’s Control Account
(Unsecured,Considered good)	—
sub total	—	—
CASH AND BANK BALANCE :
Cash in hand	938,249	748,929
Foreign Currency in Hand
(USD $1205 valued @ Rs.43.59)	52,526	179,247
Balance with Scheduled banks in:
Current Accounts	145,097,250	1,578,569
Fixed Deposit Account	126,228,716	222,691,076
(Including interest accrued on FDR pledged with Bank as margin for bank guarantees & security for secured loans)
Balance with Co-operative Banks-in
Current Accounts	420,227	491,317
(Refer Note XIV in Schedule-13)
sub total	272,736,968	225,689,138
LOANS AND ADVANCES
(UNSECURED,CONSIDERED GOOD)
Advances recoverable in cash or in kind	7,696,997	11,286,809
Security & Deposits	12,218,621	7,158,975
sub total	19,915,618	18,445,784

GRAND TOTAL	532,311,284	338,583,354

SCHEDULE : 7
CURRENT LIABILITIES AND PROVISIONS		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2007	AS AT 31.03.2006

CURRENT LIABILITIES
Expenses Payable	3,983,638	2,124,418
Credit Balance with Scheduled Bank	63,084,848	29,270,867
Margin from clients	172,504,683	116,434,808
VPN Securities with Clients	50,000	—
Parties Control A/c	28,992,835	35,254,091

sub total	268,616,004	183,084,184
Provisions
Provision for Income Tax	57,390,267	9,851,327
Less: Tax Deducted at Source, Advance Tax & STT Paid	54,735,642	4,912,807

sub total	2,654,625	4,938,520
Provision for Fringe Benefit Tax	74,396	109,779
Less: Advance Tax	69,481	73,202
sub total	4,915	36,577

TOTAL	271,275,544	188,059,281

SCHEDULE : 8
OTHER INCOME
		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2007	AS AT 31.03.2006

Interest on FDRs With Banks (TDS Rs. 29,35,597.78)	13,752,064	8,360,704
Profit On Sale of Investment	6,160,160	142,107
Profit on Sale of Assets	26,884	—
Interest On I.T. Refund	182,989	7,599
Misc. Income	63,000	—
Dividend Income	68,073,412	—
TOTAL	88,258,509	8,510,410

SCHEDULE : 9
PERSONNEL EXPENSES
		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2007	AS AT 31.03.2006

Salary and Allowances	7,843,688	3,909,340
Gratuity	200,000	—
PF contribution	129,279	30,816
Staff welfare expenses	78,153	17,003
Staff Training and examination fee	6,672	14,400
TOTAL	8,257,792	3,971,559

SCHEDULE : 10
OPERATING & OTHER EXPENSES		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2007	AS AT 31.03.2006

Annual Membership & Subsciption	124,015	76,000
V-sat & Lease line expenses	1,783,160	1,784,118
Transaction Charges	17,985,282	16,547,463
Testing & Warehousing Expenses	9,893,685	5,546,314
TOTAL	29,786,142	23,953,895

SCHEDULE : 11
FINANCIAL EXPENSES		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2007	AS AT 31.03.2006

Bank Charges	3,300,002	1,319,803
Interest Paid	5,656,869	2,435,331
Interest on I.Tax/TDS	632,982	65
Interest Paid On VAT	6,938	—
TOTAL	9,596,791	3,755,199

SCHEDULE - 12
ADMINISTRATION AND OTHER GENERAL EXPENSES		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2007	AS AT 31.03.2006

Audit Fees	50,000	8,500
Bad Debts	—	45,779
Broker stamp & other Expenses	260,694	32,565
Business Promotion Expenses	5,101,582	470,093
Commission Paid A/c	256,942	—
Repair & Maintainence	454,775	288,632
Travelling & Conveyance Expenses	1,164,039	611,696
Directors’ Remuneration	5,200,000	1,480,000
Donation	—	2,100
Diwali Expenses	9,050	—
Electricity Charges	885,366	360,524
Filing Fees	331,300	5,810
Diff In Foreign Exchange Fluctuation	532,375	8,239
Insurance Expenses	35,384	10,797
Legal & Professional Charges	2,076,587	1,507,968
Miscellaneous Expenses	43,549	6,741
News paper & Magazines	—	7,000
Preliminary Exp. W/o	—	1,020
Printing & Stationery	4,092,776	2,355,598
Rent, Rates & Taxes	776,371	255,939
Short & Excess	5,138	11,279
STT Paid on Sale of Investments	—	8,034
Stock Exchange Exp.	—	—
Telephone & Postage,Courier Exp.	210,863	52,763
TOTAL	21,486,791	7,531,077

SMC COMTRADE LTD.

SCHEDULE – 13
SIGNIFICANT ACCOUNTING POLICIES & NOTES ON ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007.

A.	SIGNIFICANT ACCOUNTING POLICIES

I)	BASIS OF ACCOUNTING

The financial statements are prepared under the historical cost convention, on accrual basis of accounting, in conformity with the accounting principles generally accepted in India and comply with the accounting standards referred to in Section 211(3C) of the Companies Act, 1956.

II)	FIXED ASSETS

Fixed assets (including computer software’s) are stated at cost of acquisition including taxes, duties, identifiable direct expenses and expenses on installation, and are net of CENVAT Credit, if any, availed thereon.

Additions to the fixed assets have been accounted for on the date of installation and its use irrespective of date of invoice.

III)	INVESTMENTS

Investments are classified into long-term investments and current investments. Long term investments are stated at cost and provision wherever required made to recognize any decline, other than temporary, in the value of such investments. Current investments are carried at the lower of the cost and fair value and provision wherever required, made to recognize any decline in carrying value.

Investment in Overseas Subsidiary i.e. SMC Comex International DMCC, UAE has been valued at prevailing exchange rate of US $ as on 31.03.2007.

IV)	INVENTORIES

Stock in trade relating to shares has been valued at cost following FIFO Method.

Stock in trades relating to commodities being Agriculture produce and Mutual Fund Units have been valued at Spot/Market rate as on 31.03.2007.

The Accounting Standards 2 on “Valuation of Inventories” issued by the Institute Of Chartered Accountants of India, which has become mandatory resulting in the valuation is not applicable to the Agriculture produce and inventories of shares, debentures and other financial instruments held as stock in trade.

V)	DEPRECIATION

Depreciation on fixed assets (including computer software) is computed on Written Down Value in accordance with the rates prescribed in schedule - XIV of the Companies Act, 1956 and are on the pro-rata basis with respect to the date of addition/installation/its put to use.

Following the principal of materiality, depreciation on Plant & Machinery value not exceeding Rs. 5000/- is being provided at the normal rate prescribed in the schedule.

VI)	INFLATION

Assets and Liabilities are recorded at historical cost to the company. These costs are not adjusted to reflect the changing value in the purchasing power of money.

VII)	Miscellaneous Expenditure

➢	Preliminary expenses are being written off in equal installment over a period of 10 years.
➢	Amount incurred during the accounting year on purchase of computer software has been capitalized to the fixed asset of the company.

VIII)	Revenue Recognition

➢	Revenue from sales is recognized at the completion of each settlement of the Exchange.
➢
In respect of non delivery based transactions, the profit & loss is accounted for at the completion of each settlement, however in case of an open settlement the net result of transactions which are squared up on FIFO Basis is considered as Profit/Loss in the account.

➢	Dividends are accounted for as income in the year in which they are actually received.
➢	Revenue on commission/brokerage on sale made on behalf of principals are accounted for at the time of Purchase/sale made on their behalf.

IX)	BORROWING COSTS

Borrowing costs, that are attributable to acquisition, construction or production of qualifying assets, are capitalized as part of the cost of such assets. A qualifying asset is an asset that necessarily takes a substantial period of time to get ready for intended use. All other borrowing costs are charged to the profit and loss account.

X)	IMPAIRMENT OF ASSET

Wherever events or changes in circumstances indicate that the carrying value of fixed assets may be impaired, the company subjects such assets to a test of recoverability, based on discounted cash flows expected from use or disposal thereof. If the assets are impaired, the company recognizes an impairment loss as a difference between the carrying value and fair value net of cost of sale. None of the company’s fixed assets are considered for impairment as on the balance sheet date.

XI)	INCOME TAX

CURRENT TAX :

Current tax is calculated in accordance with the relevant tax regulations applicable to the company for the accounting year ended on 31.03.2007.

FRINGE BENEFIT TAX :

 Fringe Benefit Tax is calculated as per applicable tax regulations applicable to the company for the accounting year ended on 31.03.2007.

DEFERRED TAX

Deferred tax charge or credit reflects the tax differences of timing differences between accounting income and taxation income for the year. The deferred tax charge or credit and corresponding deferred tax liability or assets are recognized using the tax rates that has been enacted or substantially enacted by the balance sheet date.

XII)	OTHER ACCOUNTING POLICIES

Accounting policies not referred to otherwise are consistent with generally accepted accounting principles.

B. NOTES ON ACCOUNTS

I)	Contingent Liabilities

		Current Yea	Previous Year
		Rs. IN LACS	Rs. IN LACS

	Bank Guarantees issued by the Bankers and Provided in favour of Commodity Exchange, etc. (Against this FDR of Rs. 750.00 Lacs (Previous Year Rs. 730.00 Lacs) have been kept as Margin)	2,500.00	2,200.00

	(Bank Guarantee in Favour of Sales Tax Authority, Noida)	0.20 Lacs	0.20 Lacs

	(Bank Guarantee in Favour of Sales Tax Authority, Punjab and Haryana State)	2.00 Lacs	2.00 Lacs

	(Bank Guarantee in Favour of Sales Tax Authority, Kerala State)	0.75 Lacs	—

II)	Earning and expenditure in foreign currency (Rs. In Lacs)-
	i) Expenses on Foreign Traveling	Rs. 3.65 Lacs	0.73 Lacs

III)	Estimated amount of contracts remaining to be executed on capital accounts and not provided for-Nil (Previous Year Nil)

IV)	Previous years figures have been rearranged and re-grouped wherever found necessary to make comparable with those of the current year and the figures has been rounded of to the nearest to rupees.

V)
In the opinion of the board of Directors and to the best of their knowledge and belief the realizable value of Current Assets, Loans and Advances in ordinary course of business is not less than the value stated in the Balance Sheet.

VI)	Segment Accounting

The company’s operation primarily and mainly comprises dealing in Commodities Market broadly falling in one segment, Therefore the board of Directors are of the opinion that there is no reportable segments as required by Accounting Standard 17 “Segment Reporting” issued by ICAI.

VII)	Related Party Disclosures

The company being a broking concern, the transaction in the normal course of business has not been disclosed as the same have been transacted at prevailing market prices. The following are the details of transactions other than as mentioned above with related parties as defined in the Accounting Standard –18 of related party disclosures issued by the Institute of Chartered Accountants of India.

1)	List of related party
a)	Key Management Personnel
1)	Shri Mahesh C. Gupta (Director)
2)	Smt Hemlata Aggarwal (Director)

2)	Related Party Transactions
Directors Remuneration	Current Year	Previous Year
a) Shri Mahesh C. Gupta	Rs. 32,00,000/-	Rs. 10,00,000/-
b) Smt Hemlata Aggarwal	Rs. 20,00,000/-	Rs. 4,80,000/-

VIII)	Earning Per Share

Sl. No.	Particulars	2006-07	2005-06
1	Profit Computation for both Basic and Diluted Earnings Per share of Rs.10/- each. Net Profit (Loss) as per profit & Loss Account available for Equity Shareholders (Rs.).	184,697,429	20,556,090
2	Weighted average number of equity shares for Earnings Per Share computation. a) For Basic Earnings per share. b) For Diluted Earning Per share.	1,00,000 1,00,000 1,00,000	1,00,000 1,00,000 1,00,000
3	Earning per share (Weighted Average) Basic (Rs.) Diluted (Rs.)	1846.97 1846.97	205.56 205.56

IX)	As per information available with the Company, no amount is due to any Undertaking /Enterprises covered under the Micro, Small and Medium Enterprises Development Act, 2006.

X)	Secured Loans from taken from ICICI Bank are secured against Fixed Deposits/Units.

XI)
In the normal course of Business in Commodity Broking it is not practically possible to differentiate between a debtor and a creditor, therefore the year end outstanding are shown on net basis and is being reflected under the head ‘Parties Control Account’ shown in ‘Current Assets’.

XII)
The company has taken a policy of gratuity fund from Reliance life insurance Company limited and has contributed a sum of Rs 2,00,000 towards its premium; hence no provision for the same is required in the books of accounts.

XIII)	During the year the foreign currency expenditure is to the tune of Rs.3,65,308/- and the loss/profit, if any to that effect has been appropriately provided in the accounts.

XIV)	Balance with Cooperative Banks Includes, the balance in the current account with following Banks Namely, the maximum balance outstanding during the year with these banks are as under:
i)	Sushil Kumar Nahata Cooperative bank	Rs. 10,44,494/-
ii)	The Nandurbar Mercantile Cooperative bank	Rs. 9,06,649/-

Nature of Interest in Bank of Any Director:                      NIL

XV)	The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in India (“Indian GAAP”), which differ in certain significant respects from generally accepted accounting principles in the United States of America (“US GAAP”).

The following tables summarize the significant adjustments to net income and stockholders’ equity which would result from the application of US GAAP:

S.No.	Particulars	FIN Year 05-06	FIN Year 06-07

	As Per IGAAP(Net Income)	20,556	184,697

1	Depreciation Impact	(129)	(764)
2	Revenue Recognition - Transaction date settlement and Fair valuation adjustment	1,516	(6,622)
3	Capitalisation of Software that had been debited to expense	825	1,058
4	Provision for bad debts provided in US GAAP	—	(2,300)
5	Deferred Tax Adjustment	(745)	1,562
6	Extraordinary gain from equity investees as per US GAAP	—	9,889
7	Subsidiary not consolidated under I GAAP	—	4,751
	Total adjustments	1,467	7,575

	As Per US GAAP(Net Income)	22,024	192,273

S.No.	Particulars	FIN Year 05-06	FIN Year 06-07

	As Per IGAAP(Shareholders Equity)	70,804	255,501

1	Depreciation Impact	(361)	(1,125)
2	Revenue Recognition - Transaction date settlement and Fair valuation adjustment	2,487	(4,136)
3	Capitalisation of Software that had been debited to expense	1,352	2,410
4	Provision for bad debts provided in US GAAP	—	(2,300)
5	Deferred Tax Adjustment	(1,211)	351
6	Extraordinary gain from equity investees as per US GAAP	—	9,889
7	Subsidiary not consolidated under I GAAP	—	5,211
	Total adjustments	2,267	10,302

	As Per US GAAP(Shareholders Equity)	73,072	265,804

1.	Depreciation

Under Indian GAAP, depreciation is provided following the written down value method at the rates specified under Schedule XIV to the Companies Act, 1956 of India.

Under US GAAP, depreciation is provided over estimated useful life using the straight line method.

2.	Revenue recognition

Under Indian GAAP, revenue on proprietary transactions is recognized at the completion of each settlement of the exchanges.

Under US GAAP, revenue on proprietary transactions is recognized on a trade date basis.

3.	Capitalisation of software

Under Indian GAAP, specific guidance on computer software is not available.

Under US GAAP, SOP 98-1 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” provides guidance on accounting for the costs of computer software developed or obtained for internal use. The eligible acquisition cost under SOP has been capitalized.

4.	Provision for bad debts

The differences in the allowance for bad debts losses between Indian GAAP and US GAAP is primarily on account of allowances for losses created on receivables in accordance with Statement No. 5 on “Accounting for Contingencies” issued by the financial accounting standard board (‘FASB’) under US GAAP.

5.	Deferred tax

The differences in the accounting for deferred taxes are primarily on account of:

i)	Tax impact of all US GAAP adjustments.
ii)
Under Indian GAAP deferred tax assets or liabilities are created based on substantively enacted tax rates whereas under US GAAP these are created on enacted tax rates in force at the balance sheet date.

6.	Extraordinary gain from equity investee

In November 2006, SMC Comtrade acquired approx 40.0% equity shares each of Pullin Investment Private Limited (“Pullin”) and Abhichaya Investment Private Limited (“Abhichaya”).

Under Indian GAAP, investment in associates is accounted for on a cost basis.

Under US GAAP, the cost of investment is adjusted to account for the difference between the investor’s cost and the underlying equity in net assets of the investee at the date of investment. In connection with acquisition of Pullin and Abhichaya, SMC Comtrade recorded negative goodwill on its investment in Pullin and Abhichaya. As no assets were available to set off the negative goodwill, the amount has been recorded as an extraordinary income in the financial statements of SMC Comtrade.

7.	Consolidation of subsidiary

SMC Comtrade has a 100% subsidiary, SMC Comex International, DMCC (”SMC Comex”).

Under Indian GAAP, consolidated financial statements are required to be prepared by only listed companies. As SMC Comtrade is not a listed company, SMC Comex financial statements are not consolidated with the financial statements of SMC Comtrade. The investment in shares of SMC Comex has been accounted for on cost.

Under US GAAP, financial statements of SMC Comex are consolidated with the financial statements of SMC Comtrade.

XV)	Schedule “1” to “13” forms an integral Part of The Balance Sheet and profit & Loss Account.

SMC COMTRADE LIMITED
STATEMENT PURSUANT TO PART IV OF SCHEDULE VI TO THE COMPANIES ACT, 1956 BALANCE SHEET ABSTRACT AND COMPANY’S GENERAL BUSINESS PROFILE.
I	Registration Details
A	Registration No	83567
B	State Code	21
C	Balance Sheet Date	31.03.2007
II	Capital raised during the period	(Amt. In Rs “000”)
A	Public Issue	0
B	Rights issue	0
C	Bonus issue	0
D	Private Placement	0
III	Position of Mobilization &	(Amt. In RS. “000”)
	Deployment of funds
A	Total Liabilities	301997
B	Total assets	301997
C	Sources of funds
-	Paid up capital	1000
-	Share Application Money	0
-	Deferred Tax Liability	860
-	Secured Loan	45636
-	Reserves & Surplus	254501
	TOTAL	301997
D	Application of funds
-	Net Fixed Assets	8838
-	Investments	32123
-	Net Current Assets	261036
-	Deferred Tax Assets	0
-	Misc. Expenditure	0
	TOTAL	301997
IV	Performance of company
A	Gross Turnover	314076
B	Total Expenditure	71548
C	Profit before tax	242528
D	Provision for Tax	57831
E	Profit after Tax	184697

F	Earning per share (Rs.)	1846.97
G	Dividend rate (in %)	—
V. Generic Name of three principal products/services of Co.
(As per monetary terms)
Product Description:      Broker Commodity Exchange
Item Code No. (ITC Code)

AUDITOR’S REPORT
TO
THE BOARD OF DIRECTORS OF
SMC COMTRADE (P) LTD.

We have audited the attached Balance Sheet of M/s SMC COMTRADE (P) LTD., as at 31st March 2006, Profit and Loss Account for the year ended on that date annexed thereto and the Cash Flow Statement for the year ended on that date. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Accounting principles generally accepted in India vary in certain significant respects from U.S. generally accepted accounting principles. Information relating to the nature and effect of such differences is presented in Schedule 13 to the financial statements.

We report that:

i)	We have obtained all the information and explanations, which to the best of our knowledge and belief were necessary for the purposes of our audit;
ii)
In our opinion, proper books of accounts as required by law have been kept by the Company so far as appears from our examination of those books and proper returns adequate for the purposes of our audit have been received from branches audited by other branch auditors and not visited by us ;

iii)	The Balance Sheet, Profit and Loss Account and Cash Flow Statement dealt with by this report are in agreement with the books of account;
iv)
In our opinion, the Balance Sheet, Profit and Loss Account and Cash Flow Statement dealt with by this report comply with the accounting standards referred to in sub-section (3C) of section 211 of the Companies Act, 1956;

v)
On the basis of written representations received from the directors, as on 31st March 2006 and taken on record by the Board of Directors, we report that none of the directors is disqualified as on 31st March 2006 from being appointed as a director in terms of clause (g) of sub-section (1) of section 274 of the Companies Act, 1956.

vi)
In our opinion and to the best of our information and according to the explanations given to us, the said accounts give the information required by the Companies Act, 1956, in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India;

a)	In the case of the Balance Sheet, of the state of affairs of the Company as at 31st March, 2006 and
b)	In the case of the Profit and Loss Account, of the PROFIT for the year ended on that date.
c)	In the case of Cash Flow Statement of the Cash Flows for the year ended on that date.

(R.S. CHAUHAN)
FOR RAJENDRA CHAUHAN & CO.
CHARTERED ACCOUNTANTS
M.No.89108

PLACE: NEW DELHI
DATED: 05.12.2007

SMC COMTRADE (P) LIMITED

BALANCE SHEET AS AT 31ST MARCH 2006

		(AMOUNT IN RS.)	(AMOUNT IN RS.)
DESCRIPTIONS		31ST MARCH 2006	31ST MARCH 2005
SOURCES OF FUNDS

SHAREHOLDER’S FUNDS
Share Capital	1	1,000,000	1,000,000
Share Application Money		11,196,000	23,111,000
Reserves & Surplus	2	69,803,921	49,247,831
LOAN FUNDS
Secured Loans	3	101,530,953	11,257,705

DEFERRED TAX LIABILITY		498,565	128,784
	TOTAL	184,029,439	84,745,320
APPLICATION OF FUNDS
FIXED ASSETS	4
Gross Block		7,497,938	2,196,845
Less: Depreciation		2,377,732	768,065
NET BLOCK		5,120,206	1,428,780

INVESTMENTS	5	28,380,189	10,200,000

CURRENT ASSETS, LOANS & ADVANCES	6
Inventories		94,448,433	70,094,888
Cash and Bank Balance		225,689,138	74,796,781
Loans & Advances		18,922,005	14,632,903
		339,059,576	159,524,572
Less: Current Liabilities & Provisions	7	188,535,502	86,701,135
NET CURRENT ASSETS		150,524,074	72,823,437
DEFERRED TAX ASSET		4,970	292,083
MISCELLANEOUS EXPENDITURE	—	—	1,020
(To the extent not W/o or adjusted)
	TOTAL	184,029,439	84,745,320

Accounting Policies & Notes On Accounts	13

SMC COMTRADE LIMITED

PROFIT & LOSS ACCOUNT AS ON 31ST MARCH 2006

		(AMOUNT IN RS.)	(AMOUNT IN RS.)
DESCRIPTIONS		31ST MARCH 2006	31ST MARCH 2005

INCOMES
Income from Operations		63,485,078	11,291,177
Other Income	8	8,510,410	3,785,033
	TOTAL	71,995,488	15,076,210

EXPENDITURE
Personnel Expenses	9	3,971,559	1,631,417
Operating & other Expenses	10	23,953,895	8,797,102
Financial Expenses	11	3,755,199	1,665,543
Administraion and Other Expense	12	7,531,077	2,135,587
Depreciation	4	1,609,668	266,162
	TOTAL	40,821,398	14,495,811

Net Profit for the year before tax		31,174,090	580,399
Less: Provision for tax
Current Tax		9,851,327	38,775
Deferred Tax		656,894	244,346
Fringe Benefit Tax		109,779	—
Net Profit After Tax		20,556,090	297,278

		(197,027)	(494,305)
Net Profit available for Appropriations		20,359,063	(197,027)
APPROPRIATIONS:
Amount transferred to General Reserve		5,000,000	—
Balance Carried to Balance Sheet	TOTAL	15,359,063	(197,027)

Accounting Policies & Notes On Accounts	13

SMC COMTRADE (P) LIMITED

CASH FLOW STATEMENT AS ON 31.03.2006

PARTICULARS	CURRENT YEAR	PREVIOUS YEAR
	31.03.2006	31.03.2005
CASH FLOW FROM OPERATING ACTIVITIES
Net Profit Before Tax	31,174,090	580,399
Adjustment for depreciation	1,609,668	266,162
Misc Expenditure	1,020	1,020
Dividend Received	—	—
Interest Received on FDRs	(8,360,704)	(2,463,207)
Profit on sale of Fixed assets/Investment	(142,107)	—
Interest paid	2,435,331	1,152,953
Operating Profit before Working Capital changes	26,717,298	(462,673)
Adjustment for changes in trade & other Receivables	(4,289,102)	(1,285,730)
Prior Period Expenses	—	—
Change in Inventory	(24,353,545)	(67,732,548)
Change in Tax Paid/Payable	(3,461,148)	(1,563,636)
Change in Trade Payable	95,334,410	112,607,466
Net Cash Flow from Operating Activities (A)	89,947,914	41,562,879

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Fixed Assets(Net)	(5,301,093)	(1,525,397)
Changes in Investment	(18,038,084)	300,000
Interest Received	8,360,704	2,463,207
Dividend Received	—	—
Net Cash Used in Investing Activities (B)	(14,978,473)	1,237,810

CASH FLOW FROM FINANCING ACTIVITIES
Interest paid	(2,435,331)	(1,152,953)
Proceed From Issue of share capital	(11,915,000)	19,741,000
Share Premium received on issue of Capital	—	—
Secured Loan	90,273,248	11,257,705
Net Cash used in financing Activities ( C)	75,922,917	29,845,752

Net Increase in cash & cash equivalent (A+B+C)	150,892,357	72,646,441
Cash and cash Equivalent as on 01.04.2005	74,796,781	2,150,340
Cash and cash Equivalent as on 31.03.2006	225,689,138	74,796,781

Note:

The above Cash flow Statement has been prepared under the “Indirect Method” as set out in Accounting Standard -3 on Cash Flow Statements issued by the Institute of Chartered Accountants of India.

SMC COMTRADE LTD.

SCHEDULE - 1
SHARE CAPITAL

		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2006	AS AT 31.03.2005

AUTHORISED
1,00,000 Equity Shares of Rs. 10/- each	1,000,000	1,000,000

	1,000,000	1,000,000
ISSUED,SUBSCRIBED & PAID UP
100000 Equity Shares of Rs. 10/-	1,000,000	1,000,000
each fully paid up in cash
TOTAL	1,000,000	1,000,000

SCHEDULE - 2
RESERVE & SURPLUS

		(AMOUNT IN RUPEES)
DESCRIPTIONS	AS AT 31.03.2006	AS AT 31.03.2005

GENERAL RESERVES
As per last Balance Sheet	49,444,858	49,444,858
Amount transferred during the year	5,000,000	—
(A)	54,444,858	49,444,858
PROFIT & LOSS ACCOUNT
Balance transferred during the year	15,359,063	(197,027)
(B)	15,359,063	(197,027)

TOTAL (A) + (B)	69,803,921	49,247,831

SCHEDULE - 3
SECURED LOANS

		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2006	AS AT 31.03.2005

Canara Bank	18,487,478	11,257,705
ICICI Bank	34,310,975	—
UTI Bank	19,115,176	—
HDFC Bank	29,617,323	—
(Refer Note No.9 to the notes on accounts)
TOTAL	101,530,953	11,257,705

SMC COMTRADE LTD.

SCHEDULE - 4
DETAIL OF FIXED ASSETS
								(AMOUNT IN RUPEES)
		GROSS BLOCK			DEPRECIATION			NET BOCK
PARTICULARS	Rate of Depreciation	As on 01-04-2005	Additions during the Year	As on 31-03-2006	As on 01-04-2005	FOR THE YEAR	As on 31-03-2006	As on 31-03-2005	As on 31-03-2006
COMPUTER HARDWARE	40.00%	969,898	4,292,594	5,262,492	623,304	1,204,859	1,828,163	346,594	3,434,329
COMPUTER SOFTWARE	40.00%	754,875	96,800	851,675	111,702	272,554	384,256	643,173	467,419
OFFICE EQUIPMENT	13.91%	85,000	101,700	186,700	5,053	21,096	26,149	79,947	160,551
VEHICLE	25.89%	387,072	—	387,072	28,005	92,962	120,967	359,067	266,105
OFFICE BUILDING	5.00%	—	810,000	810,000	—	18,197	18,197	—	791,803
Current year		2,196,845	5,301,094	7,497,938	768,064	1,609,668	2,377,732	1,428,781	5,120,207
Previous year		671,448	1,525,397	2,196,845	501,903	266,162	768,065	169,545	142,781

SMC COMTRADE LTD.

SCHEDULE - 5

INVESTMENTS (AT COST)

NAME OF COMPANIES	FACE	AS AT 31ST MARCH 2006		AS AT 31ST MARCH 2005
	VALUE	NOS.	AMOUNT	NOS.	AMOUNT
INVESTMENT IN EQUITY SHARES FULLY PAID UP
UNQUOTED
SMC Share Brokers Ltd.	100	100,000	10,000,000	100,000	10,000,000
Mayur Electrical Ind.P.Ltd.	10	20,000	—	20,000	200,000
Chemister Organics P. Ltd.	10	165,000.00	1,650,000

QUOTED
SMC Global Securities Ltd.	10	232,000.00	712,340

In Subsidiary Company
SMC COMEX INTERNATIONAL DMCC
(1300 Equity shares of 1000 AED each fully paid up, a wholly owned subsidiary )	1000AED	1,300	16,017,849

Total			28,380,189		10,200,000

Aggregate Market value of quoted Investments is Rs.58,00,000/-

SMC COMTRADE LTD.

SCHEDULE - 6 CURRENT ASSETS , LOANS AND ADVANCES
		(AMOUNT IN RUPEES)
DESCRIPTIONS	AS AT 31.03.2006	AS AT 31.03.2005

INVENTORIES
(Valued and certified by Management)	94,448,433	70,094,888
sub total	94,448,433	70,094,888

CASH AND BANK BALANCE :
Cash in hand	748,930	184,209
Foreign Currency in Hand
(USD $4019 valued @ Rs.44.60)	179,247	—
Balance with Scheduled banks in:
Current Accounts	1,578,569	4,978,147
Fixed Deposit Account	222,691,076	69,563,450
(Including interest accrued on FDR pledged with Bank as margin for bank guarantees & security for secured loans)
Balance with Co-operative Banks-in
Current Accounts	491,317	70,975
(Refer Note 7 to the Notes on Accounts)
sub total	225,689,138	74,796,781
LOANS AND ADVANCES
(UNSECURED,CONSIDERED GOOD)
Advances recoverable in cash or in kind	10,123,343	4,854,308
Security & Deposits	8,798,662	9,778,595
sub total	18,922,005	14,632,903

GRAND TOTAL	339,059,576	159,524,572

SCHEDULE - 7
CURRENT LIABILITIES AND PROVISIONS
		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2006	AS AT 31.03.2005

CURRENT LIABILITIES
Expenses Payable	2,124,418	67,376
Credit Balance with Scheduled Bank	29,270,868	36,136,768
Margin from clients	116,434,808	—
VPN Securities with Clients	—	—
Parties Control A/c	35,730,312	52,021,851

sub total	183,560,405	88,225,995
Provisions
Provision for Income Tax	9,851,327	38,775
Less: Tax Deducted at Source, Advance Tax & STT Paid	4,912,807	1,563,636

sub total	4,938,520	(1,524,861)
Provision for Fringe Benefit Tax	109,779	—
Less: Advance Tax	73,202	—
sub total	36,577	—

TOTAL	188,535,502	86,701,134

SCHEDULE - 8
OTHER INCOME
		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2006	AS AT 31.03.2005

Interest on FDRs With Banks (TDS Rs.1806232/-)	8,360,704	—
Profit On Sale of Investment	142,107	—
Interest On I.T. Refund	7,599	—
TOTAL	8,510,410	—

SCHEDULE - 9
PERSONNEL EXPENSES
		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2006	AS AT 31.03.2005

Salary and Allowances	3,909,340	1,581,868
PF contribution	30,816	29,219
Staff welfare expenses	17,003	1,130
Staff Training and examination fee	14,400	19,200
TOTAL	3,971,559	1,631,417

SCHEDULE - 10
OPERATING & OTHER EXPENSES		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2006	AS AT 31.03.2005

Annual Membership & Subsciption	76,000	75,000
V-sat & Lease line expenses	1,784,118	1,333,892
Transaction Charges	16,547,463	7,035,434
Testing & Warehousing Expenses	5,546,314	349,096
TOTAL	23,953,895	8,793,422

SCHEDULE - 11
FINANCIAL EXPENSES		(AMOUNT IN RS.)
DESCRIPTIONS	AS AT 31.03.2006	AS AT 31.03.2005

Bank Charges	1,319,804	512,499
Interest Paid	2,435,331	1,152,953
Interest on I.Tax/TDS	65	91
TOTAL	3,755,199	1,665,543

SCHEDULE - 12
ADMINISTRATION AND OTHER GENERAL EXPENSES		(AMOUNT IN RUPEES)
DESCRIPTIONS	AS AT 31.03.2006	AS AT 31.03.2005

Audit Fees	8,500	9,367
Bad Debts	45,779	—
Broker stamp & other Expenses	32,565	3,680
Business Promotion Expenses	470,093	406,562
Repair & Maintainence	288,632	110,906
Travelling & Conveyance Expenses	619,935	167,343
Directors’ Remuneration	1,480,000	420,000
Donation	2,100	11,000
Electricity Charges	360,524	84,620
Filing Fees	5,810	1,000
Insurance Expenses	10,797	41,612
Legal & Professional Charges	1,507,967	345,050
Miscellaneous Expenses	6,741	300
News paper & Magazines	7,000	1,350
Preliminary Exp. W/o	1,020	1,020
Printing & Stationery	2,355,598	332,047
Rent, Rates & Taxes	255,939	179,450
Short & Excess	11,279	1,156
STT Paid on Sale of Investments	8,034	—
Telephone & Postage, Courier Exp.	52,763	22,804

	7,531,077	2,139,267

SMC COMTRADE (P) LTD.

SCHEDULE - 13

NOTES AND SIGNIFICANT ACCOUNTING POLICIES FORMING PART OF THE ACCOUNTS FOR THE YEAR ENDING ON 31.03.2006

A.          SIGNIFICANT ACCOUNTING POLICIES

    I          Revenue Recognition
i)	Revenue from sales is recognized at the completion of each settlement of the Exchanges.
ii)
In respect of non delivery based transactions, the profit & loss is accounted for at the completion of each settlement, however in case of an open settlement the net result of transactions which are squared up on FIFO Basis is Considered as Profit / Loss in the account.

iii)	Dividends are accounted for as income in the year in which they are actually received.
iv)	Revenue on commission/brokerage on sale made on behalf of principals are accounted for at the time of sale.

    II         Depreciation
The company, has charged depreciation on its fixed assets following the written down value method at the rates prescribed in Schedule XIV of the Companies Act, 1956 as amended by Notification No. GSR/756(E) dated 16.12.1994 and are on pro-rata basis.

    III       Fixed Assets
Fixed Assets are valued at cost of acquisition including taxes, duties, and identifiable direct expenses and are net of depreciation charged thereon. Computer Software purchase during the year has been disclosed a cost of purchase and is net of depreciation charged thereon.

    IV        Inflation
 Assets and liabilities are recorded at historical cost to the company.  These costs are not adjusted to reflect the changing value in the purchasing power of money.

   V          Investment
Investment in quoted and unquoted equity shares are valued at cost and no provision for increase/decrease in their realizable value has been made in the books of accounts.

The profit & loss on sale of Investment has been calculated on the basis of cost price of securities.

Market Value of Quoted Investments has been taken on the basis of  price of preferential allotment made by the company on 29.03.2006.

Investment in shares of wholly owned subsidiary company has been taken at the cost of acquisition.

   VI        Inventories:
Stock in trade relating to shares has been valued at cost following FIFO Method.

Stock in trade relating to commodities being Agriculture produce have been valued at spot market rate as on 31.03.2006.

The Accounting Standards 2 on “Valuation of Inventories” issued by the Institute Of Chartered Accountants of India, which has become mandatory resulting in the valuation is not applicable to the Agriculture produce and inventories of shares, debentures and other financial instruments held as stock in trade.

B.           NOTES
1.	The Company is paying regularly for leave encashment and other benefits. Therefore the directors are of the opinion that no provisions for gratuity is required to be made in the books of accounts .

2.	Contingent liabilities Current Year Previous Year
(Bank guarantee issued by the banker issued                                                    2200Lacs                                            750Lacs
in favour of commodity Exchange against which
FDR’s of Rs. 730 Lacs is kept as margin)

(Bank Guarantee in Favour of Sales Tax Authority, Noida)              0.20 Lacs                    -

(Bank Guarantee in Favour of Sales Tax Authority, Punjab              2.00 Lacs                                                    -
and Haryana State)

3.	Expenditure in foreign currency Rs. 72557/- NIL
Earning in Foreign Currency                                                                                    NIL                                          NIL

4.	Figures of the previous year have been re-grouped/re-arranged where ever necessary, to make then comparable with those of Current year
.
5.
In the opinion of the board of directors and to the best of their knowledge and belief the realizable value of Current Assets, Loans and Advances in ordinary course of business is not less than the value stated in the Balance Sheet , except s stated otherwise.

6.	As per information available with the Company, no amount is due to any Small Scale Industries Undertaking.

7.	Balance with Co-operative bank includes balances of the following bank namely: -
           Banks                                                                                                                      Maximum Amount Outstanding
                           during the year
a)	The Nandurbar Mercantile Co-operative Bank Rs. 10,27,824/-
b)	Sushil Kumar Nahta Co-operative Bank Rs. 1,45,254/-

Nature of Interest of any Director, or his relatives-----NIL

8.	Related Party Disclosures
In accordance with the requirements of Accounting Standard 18 “Related Party Disclosure” issued by Institute Of Chartered Accountant Of India, the following disclosures have been made;
List of related party
a)      Key Management Personnel
1)   Sh. Mahesh Gupta                                                                         (Director)
2)   Smt. Hemlata  Aggarwal                                                                (Director)

d)	Transaction with Related Parties: Current Year Previous Year
1) Sh .Mahesh Gupta                                                                   Rs.10,00,000/-                               Rs.3,00,000/-
                2) Smt Hemlata Agarwal                                                              Rs. 4,80,000/-                                Rs.1,20,000/-

9.	Secured Loan
a)	Overdraft Facility from Canara Bank is secured against Fixed Deposit.
b)	Overdraft Facility from ICICI bank is secured against commodities.
c)	Overdraft Facility from UTI bank is secured against Fixed Deposit.
d)	Overdraft Facility from HDFC bank is secured against Fixed Deposit.

10.	DEFFERED TAX
In accordance with the Accounting Standard 22 on “Accounting for Taxes on Income (AS 22) issued by the Institute of Chartered Accountant Of India ,Deferred tax Assets and Liabilities is recognized for all timing differences. Provision for Deferred tax liability for Rs.  3.69 Lacs been recognized for timing difference in respect of depreciation.

Deferred Tax Asset to the tune of Rs.4970/- has been created on account of Brought forward Long Term Capital Loss.

11.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in India (“Indian GAAP”), which differ in certain significant respects from generally accepted accounting principles in the United States of America (“US GAAP”).

The following tables summarize the significant adjustments to net income and stockholders’ equity which would result from the application of US GAAP:

Net Profit Reconciliation for SMC Comtrade Limited

S.No.	Particulars	FIN Year 04-05	FIN Year 05-06

	As Per IGAAP(Net Income)	297	20,556

1	Depreciation Impact	(105)	(129)
2	Revenue Recognition - Transaction date settlement and Fair valuation adjustment	1,129	1,516
3	Capitalisation of Software that had been debited to expense	527	825
4	Deferred Tax Adjustment	(568)	(745)
	Total adjustments	983	1,467

	As Per US GAAP(Net Income)	1,281	22,024

Shareholders Equity Reconciliation for SMC Comtrade Limited

S.No.	Particulars	FIN Year 04-05	FIN Year 05-06

	As Per IGAAP(Shareholders Equity)	50,248	70,804

1	Depreciation Impact	(232)	(361)
2	Revenue Recognition - Transaction date settlement and Fair valuation adjustment	970	2,487
3	Capitalisation of Software that had been debited to expense	527	1,352
4	Deferred Tax Adjustment	(466)	(1,211)
	Total adjustments	800	2,267

	As Per US GAAP(Shareholders Equity)	51,048	73,072

1.	Depreciation

Under Indian GAAP, depreciation is provided following the written down value method at the rates specified under Schedule XIV to the Companies Act, 1956 of India.

Under US GAAP, depreciation is provided over estimated useful life using the straight line method.

2.	Revenue recognition

Under Indian GAAP, revenue on proprietary transactions is recognized at the completion of each settlement of the exchanges.

Under US GAAP, revenue on proprietary transactions is recognized on a trade date basis.

3.	Capitalisation of software

Under Indian GAAP, specific guidance on computer software is not available.

Under US GAAP, SOP 98-1 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” provides guidance on accounting for the costs of computer software developed or obtained for internal use. The eligible acquisition cost under SOP has been capitalized.

4.	Deferred tax

The differences in the accounting for deferred taxes are primarily on account of:

i)	Tax impact of all US GAAP adjustments.
ii)
Under Indian GAAP deferred tax assets or liabilities are created based on substantively enacted tax rates whereas under US GAAP these are created on enacted tax rates in force at the balance sheet date.

12.           Schedule “1” to “13” forms an integral part of the Balance Sheet and Profit and Loss A/c.

SMC COMTRADE (P) LTD.
STATEMENT PURSUANT TO PART IV OF SCHEDULE VI TO THE COMPANIES ACT, 1956
BALANCE SHEET ABSTRACT AND COMPANY’S GENERAL BUSINESS PROFILE.

I	Registration Details
A	Registration No	83567
B	State Code	21
C	Balance Sheet Date	31.03.2006
II	Capital raised during the period	(Amt. In Rs “000”)
A	Public Issue	0
B	Rights issue	0
C	Bonus issue	0
D	Private Placement	0
III	Position of Mobilization &	(Amt. In RS. “000”)
	Deployment of funds
A	Total Liabilities	184029
B	Total assets	184029
C	Sources of funds
-	Paid up capital	1000
-	Share Application Money	11196
-	Deferred Tax Liability	499
-	Secured Loan	101531
-	Reserves & Surplus	69803
	TOTAL	184029
D	Application of funds
-	Net Fixed Assets	5120
-	Investments	28380
-	Net Current Assets	150524
-	Deferred Tax Assets	5
-	Misc. Expenditure	-
	TOTAL	184029
IV	Performance of company
A	Gross Turnover	71995
B	Total Expenditure	40821
C	Profit before tax	31174
D	Provision for Tax	10618
E	Profit after Tax	20556
F	Earning per share	20.56
G	Dividend rate (in %)	-

V. Generic Name of three principal products/services of Co.
(As per monetary terms)
Product Description:                                            Broker Commodity Exchange
Item Code No. (ITC Code)

Millennium India Acquisition Company Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Millennium India Acquisition Company Inc.

We have audited the accompanying balance sheet of Millennium India Acquisition Company Inc. as of December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the period from inception (March 15, 2006) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Millennium India Acquisition Company Inc. as of December 31, 2006, and its results of operations and cash flows for the period from inception (March 15, 2006) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ J. H. Cohn LLP

Jericho, New York
March 29, 2007

Millennium India Acquisition Company Inc.

MILLENNIUM INDIA ACQUISITION COMPANY INC.
BALANCE SHEET
DECEMBER 31, 2006

ASSETS
Current Assets:
Cash and cash equivalents	$443,516
U.S. Government Securities held in Trust Fund	57,004,924
Total current assets	57,448,440

Other Assets	14,314
Total assets	$57,462,754

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$101,364
Income taxes payable	194,000
Deferred underwriting fees	1,557,500
Total liabilities	1,852,864
Common stock, subject to possible conversion to cash (1,449,275 shares at conversion value)	11,326,834
Value of private placement warrants, subject to possible rescission	2,250,000

Commitments

Stockholders’ Equity:
Preferred stock, par value $.0001 per share, 5,000 shares authorized, 0 shares issued	—
Common stock, par value $.0001 per share, 45,000,000 shares authorized, 7,613,225 shares issued and outstanding	761
Additional paid-in-capital	44,371,165
Accumulated deficit	(2,338,870)

Total stockholders’ equity	42,033,056

Total liabilities and stockholders’ equity	$57,462,754

See Accompanying Notes to Financial Statements

Millennium India Acquisition Company Inc.

MILLENNIUM INDIA ACQUISITION COMPANY INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (MARCH 15, 2006) TO DECEMBER 31, 2006

Revenue:
Interest income	$11,665
Interest income on Trust Fund	1,270,296
Total revenue	1,281,961

Operating expenses:
General and administrative expenses	726,282
Charge related to sale of common stock	2,700,549
Total operating expenses	(3,426,831)

Loss before provision for income taxes	(2,144,870)

Provision for income taxes	194,000

Net loss for the period	$(2,338,870)

Weighted average number of shares outstanding:
Basic and diluted	8,149,117

Net loss per share:
Basic and diluted	$(0.29)

See Accompanying Notes to Financial Statements

Millennium India Acquisition Company Inc.

MILLENNIUM INDIA ACQUISITION COMPANY INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
FROM INCEPTION (MARCH 15, 2006) TO DECEMBER 31, 2006

	Common Stock		Additional Paid-In	Treasury	Accumulated
	Shares	Amount	Capital	Stock	Deficit	Total
Balance, March 15, 2006 (inception)	—	$—	$—	$—	$—	$—
Issuance of Common Stock to initial stockholders	1,753,496	175	24,825	—	—	25,000
Issuance of Common Stock to initial stockholders	371,504	37	2,704,512	—	—	2,704,549
Rescission of issuance of common stock to initial stockholders	—	—	2,700,549	(2,704,549)	—	(4,000)
Cancellation of Common Stock to initial stockholders	(371,504)	(37)	(2,704,512)	2,704,549	—	—
Issuance of 0.211865 to 1 common stock dividend	371,504	37	(37)	—	—	—
Contribution of 312,500 shares of Common Stock by initial stockholders	—	—	2,275,000	(2,275,000)	—	—
Cancellation of Common Stock from initial stockholders	(312,500)	(31)	(2,274,969)	2,275,000	—	—
Proceeds from sale of the Unit Purchase Option	—	—	100	—	—	100
Sale of 7,250,000 units through public offering net of underwriter’s discount and offering expenses and net of proceeds of $11,326,834 allocable to 1,449,275 shares of common stock, subject to possible conversion	5,800,725	580	41,645,697	—	—	41,646,277
Net loss for the period	—	—	—	—	(2,338,870)	(2,338,870)
Balance, December 31, 2006	7,613,225	$761	$44,371,165	$—	$(2,338,870)	$42,033,056

See Accompanying Notes to Financial Statements

Millennium India Acquisition Company Inc.

MILLENNIUM INDIA ACQUISITION COMPANY INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (MARCH 15, 2006) TO DECEMBER 31, 2006

OPERATING ACTIVITIES
Net loss for the period	$(2,338,870)
Adjustments to reconcile net loss to net cash provided by operating activities:
Charge related to sale of common stock	2,700,549
Changes in operating assets and liabilities:
Accrued interest income on Trust Fund	(342,424)
Other assets	(14,314)
Accounts payable and accrued expenses	101,364
Income taxes payable	194,000
Net cash provided by operating activities	300,305

INVESTING ACTIVITIES
Cash contributed to Trust Fund	(56,662,500)
Net cash used in investing activities	(56,662,500)

FINANCING ACTIVITIES
Proceeds from issuance of common stock to initial stockholders	25,000
Proceeds from issuance of common stock to initial stockholders	4,000
Rescission of issuance of common stock to initial stockholders	(4,000)
Proceeds from notes payable to initial stockholders	144,000
Payment of notes payable to initial stockholders	(144,000)
Proceeds from issuance of warrants	2,250,000
Proceeds from sale of Unit Purchase Option	100
Portion of net proceeds from sale of units through public offering allocable to shares of common stock, subject to possible conversion	11,326,834
Net proceeds from sale of units through public offering allocable to:
Deferred underwriting fees	1,557,500
Stockholders’ equity	41,646,277

Net cash provided by financing activities	56,805,711

Net increase in cash and cash equivalents	443,516

Cash and Cash Equivalents
Beginning of period	—
End of period	$443,516

Supplemental disclosure of non-cash activity:
Fair value of unit purchase option included in offering costs	$1,535,000
Effect on paid-in capital of rescission and cancellation of issuance of common stock to initial stockholders, net	$(3,963)
Effect on paid-in capital of contribution and cancellation of 312,500 shares of common stock to initial stockholders	$31

See Accompanying Notes to Financial Statements

Millennium India Acquisition Company Inc.
Notes to Financial Statements

DISCUSSION OF THE COMPANY’S ACTIVITIES

Organization and activities—Millennium India Acquisition Company Inc. (the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction with a currently unidentified operating business or businesses that have operations primarily in India (a “Target Business”).

The registration statement for the Company’s initial public offering (“Offering”) was declared effective on July 19, 2006. On July 25, 2006, the Company consummated the Offering of 7,250,000 Units (the “Units” or a “Unit”) for gross proceeds of approximately $58 million, or $8.00 per Unit. All of the net proceeds of the Offering are intended to be applied toward consummating a merger, capital stock exchange, asset acquisition or other similar business combination with a Target Business (a “Business Combination”). Pending such a Business Combination, substantially all of the proceeds from the Offering will be held in trust. The Company’s management will have broad authority with respect to the application of the interest earned on the monies held in the trust from the net proceeds of the Offering (see Note 4). There is no assurance that the Company will be able to successfully effect a Business Combination.

Management has agreed that approximately $7.82 per Unit sold in the Offering will be held in a trust account (“Trust Account”) and invested in permitted United States government securities, of which, $0.21 per Unit will be paid to the underwriters upon the consummation of a Business Combination. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Up to $1,975,000 in interest earned on the monies held in the Trust Account may be used to pay for due diligence of prospective Target Businesses, legal and accounting fees relating to Securities and Exchange Commission (“SEC”) reporting obligations and working capital to cover miscellaneous expenses, director and officer insurance and reserves.

Prior to the consummation of a Business Combination, the Company is obliged to submit such proposed Business Combination for approval by a majority of the stockholders of the Company. Stockholders that vote against such proposed Business Combination are, under certain conditions described below, entitled to convert their shares into a pro-rata distribution from the Trust Account (the “Conversion Right”). The actual per-share conversion price will be equal to the amount in the Trust Fund (inclusive of any interest thereon, and net of income taxes) as of two business days prior to the proposed Business Combination, divided by the number of Units sold in the Offering, or approximately $7.82 per share on July 25, 2006. The Company’s stockholders prior to the Offering (“Initial Stockholders”), have agreed to vote their 1,812,500 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. In the event that holders of a majority of the outstanding shares of common stock vote for the approval of the proposed Business Combination and that holders owning 20% or more of the outstanding common stock do not exercise their Conversion Rights, the Business Combination may then be consummated.

If the Company does not execute a letter of intent, agreement in principle or definitive agreement for a Business Combination prior to 16 months from the date of the Offering, the Company’s board of directors will, prior to such date, convene, adopt and recommend to their stockholders a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. If, however, a letter of intent, agreement in principle or definitive agreement for a Business Combination has been executed prior to 18 months from the date of the Offering, the Company will abandon their plan of dissolution and distribution and seek the consummation of that Business Combination. If a proxy statement seeking the approval of the Company’s stockholders for that Business Combination has not been filed prior to 22 months from the date of the Offering, the Company’s board of directors will, prior to such date, convene, adopt and recommend to their stockholders a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. In the event there is no Business Combination within the 18 and 24-month deadlines (the “Target Business Combination Period”), the Company will dissolve and distribute to its Public Stockholders, in proportion to their respective equity interests, the amount held in the Trust Account, and any remaining net assets, after the distribution of the Trust Account. In the event of liquidation, it is likely that the per share value of the residual assets

Millennium India Acquisition Company Inc.
Notes to Financial Statements

remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering. Pursuant to letter agreements with the Company and the representative of the underwriters (the “Representative”) in the Offering, the Initial Stockholders have waived their right to receive distributions with respect to their existing shares in the event of the Company’s liquidation.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may exercise their Conversion Right and their common shares would be cancelled and returned to the status of authorized but unissued shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders.

OFFERING

In the Offering, effective July 19, 2006 (closed on July 25, 2006), the Company sold to the public 7,250,000 Units (the “Units”) at a price of $8.00 per Unit. Proceeds from the Offering, totaled approximately $52.9 million, which was net of approximately $3.5 million in underwriting and other Offering expenses paid in cash at the closing and approximately $1.6 million in deferred underwriting fees (see Note 4). Each Unit consists of one share of the Company’s common stock and one warrant (a “Public Warrant”) (see Note 7).

The Company also sold to the Representative, for an aggregate of $100, an option (the “Unit Purchase Option” or “UPO”) to purchase up to a total of 500,000 additional Units (see Note 7).

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents—Cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.

Concentration of Credit Risk—Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Net Loss Per Share—Basic earnings (loss) per share is computed by dividing income (loss) by the weighted average common shares outstanding for the period. Diluted earnings per share are computed similar to basic earnings per share except that the weighted average shares outstanding are increased to include additional shares from the assumed exercise of warrants, if dilutive. The number of additional shares is calculated by assuming that the outstanding warrants were exercised and that the proceeds from such exercises were used to acquire shares of common stock at the average market price during the reporting period.

The Company experienced a loss for the period from inception (March 15, 2006) to December 31, 2006. Accordingly, the effect of the assumed exercise of all 9,500,000 outstanding warrants to purchase common stock and the outstanding UPO to purchase 500,000 units would be anti-dilutive and has been excluded from the calculation of diluted loss per share.

Fair Value of Financial Instruments—The fair values of the Company’s assets and liabilities that qualify as financial instruments under the Statement of Financial Accounting Standard (“SFAS”) No. 107 “Disclosure About Fair Value of Financial Instruments” approximate their carrying amounts presented in the balance sheet at December 31, 2006.

Millennium India Acquisition Company Inc.
Notes to Financial Statements

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes—The Company accounts for income taxes in accordance with SFAS No. 109 “Accounting for Income Taxes”. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

New Accounting Pronouncements— In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109.”  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in an income tax return.  FIN 48 also provides guidance in derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transition.  FIN 48 is effective for fiscal years beginning after December 15, 2006.  The Company does not believe the adoption of FIN 48 will have a material impact, if any, on its financial statements.

In September 2006, the FASB issued Statement No. 157 “Fair Value Measurements” (“SFAS No. 157”).  This Statement provides guidance for using fair value to measure assets and liabilities. The standard also responds to investors’ requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company does not believe the adoption of SFAS No. 157 will have a material impact, if any, on its financial statements.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”).  SFAS No. 159 provides a “Fair Value Option” under which a company may irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities.  SFAS No. 159 will be available on a contract-by-contract basis with changes in fair value recognized in earnings as those changes occur.  SFAS No. 159 is effective for fiscal years after November 15, 2007.  SFAS No. 159 also allows early adoption provided that the entity also adopts the requirements of SFAS No. 157.  The Company does not believe the adoption of SFAS No. 159 will have a material impact, if any, on its financial statements.

COMMITMENTS

Administrative Fees

The Company is permitted to utilize up to $2,025,000, which includes $50,000 transferred to the Company at closing on July 25, 2006 and $1,975,000 of the interest earned upon monies in the Trust Account for working capital purposes. The working capital will be used to pay for director and officer liability insurance premiums and general and administrative services, including office space, utilities and secretarial support, with the balance being held in reserve for other expenses, such as relocation of their full-time officers to India, due diligence, legal, accounting, and other fees and expenses for structuring and negotiating Business Combinations, and deposits, down payments and/or funding of “no shop” provisions in connection with Business Combinations as well as for reimbursement of any out-of-pocket expenses incurred by the Company’s officers, directors or special advisors in connection with activities undertaken on the Company’s behalf.

Millennium India Acquisition Company Inc.
Notes to Financial Statements

Underwriting Agreement

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Representative in the Offering.

Pursuant to the Underwriting Agreement, the Company is obligated to the underwriters for certain fees and expenses related to the Offering, including an underwriting discount of $3,480,000. The Company and the Representative have agreed that payment of $725,000, of the underwriting discount will be deferred until consummation of the Business Combination. The Company also agreed to pay the Representative a non-accountable expense allowance of $870,000, or 1.50% of the gross proceeds of the Offering.

The Company and the Representative have agreed that payment of $832,500 of the non-accountable expense allowance will be deferred until consummation of the Business Combination.

In addition, in accordance with the terms of the Underwriting Agreement, the Company has engaged the Representative, on a non-exclusive basis, to act as its agent for the solicitation of the exercise of the Company’s Public Warrants. In consideration for solicitation services, the Company will pay the underwriters a commission equal to 6% of the exercise price for each Warrant exercised more than one year after the date of the Offering if the exercise is solicited by the underwriters.

INCOME TAXES

Provision for income taxes consists of:

From Inception (March 15, 2006) to December 31, 2006
Current – Federal	$194,000

The Company’s effective tax rate approximates the federal statutory rate.

The provision for income taxes differs from the amount computed by applying the U.S. statutory income tax rates for federal to loss before provision for income taxes for the reasons set forth below for the year ended December 31, 2006.

Statutory federal income tax rate	(34)%
Non-deductible expenses and other	43%
Effective tax rate	9%

The Company’s effective tax rate differs from the federal statutory rate as a result of non-deductible expenses and other deductions comprising primarily of a charge related to the sale of the Company’s common stock included on the accompanying statement of operations that will never be deductible from the Company’s computation of taxable income.

Included in general and administrative expenses for the period from inception (March 15, 2006) to December 31, 2006 are $44,770 of expenses related to Delaware franchise tax.

CAPITAL STOCK

During May 2006, the Company amended and restated its Certificate of Incorporation to authorize the issuance of an additional 10,000,000 shares of common stock for an aggregate authorization of 45,000,000 shares of common stock.

Millennium India Acquisition Company Inc.
Notes to Financial Statements

On June 5, 2006, the Company declared a stock dividend of 0.048951 shares for 1 share of common stock to stockholders of record on June 5, 2006. On June 16, 2006, the Company declared a reverse stock split of 0.708333 shares for 1 share of common stock to be effective on June 16, 2006 to stockholders of record on June 16, 2006. On July 6, 2006, the Company declared a stock dividend of 0.211865 shares for 1 share of common stock to stockholders of record on July 6, 2006. The accompanying unaudited condensed financial statements and share amounts have been retroactively adjusted to include the impact of the stock dividends and reverse stock split.

Preferred Stock

The Company is authorized to issue 5,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

Common Stock

In March 2006, the Company’s Initial Stockholders purchased 1,753,496 post stock dividend and reverse stock split shares of the Company’s common stock for an aggregate $25,000.

During May 2006, certain of the Initial Stockholders purchased 371,504 post stock dividend and reverse stock split shares of the Company’s common stock for an aggregate $4,000. At the date of sale in May 2006, management determined the fair value of the Company’s common stock to be $7.28 per share. This determination of value was based on management’s evaluation of the value of common stock of similar companies, which had recently completed an initial public offering whose common stock had begun separate trading from the warrants. As a result, the Company recorded a charge of $2,700,549 to the statement of operations for the difference between the fair market value of the common stock sold of $2,704,549 and the $4,000 price paid by the Initial Stockholders in May 2006.

On July 5, 2006, certain of the May 2006 Initial Stockholders’ purchase of 371,504 post stock dividend and reverse stock split shares was rescinded in its entirety by mutual agreement of the Company and the Initial Stockholders. At the date of rescission, management re-evaluated the current fair value of the Company’s common stock and determined the fair value to be $7.28 per share as no events had occurred since the date of sale which would provide another indication of value and the Company’s circumstances were substantially the same as in May 2006. Accordingly, on July 5, 2006 the Company recorded the $2,704,549 value of the shares rescinded and reacquired to treasury stock and a $2,700,549 credit to additional paid-in capital based on the difference between fair market value of the common stock rescinded and the $4,000 price paid by the Company for such shares. Upon receipt, such shares were then immediately cancelled by the Company which resulted in the retirement of the treasury stock and a corresponding charge to additional paid-in capital and common stock.

On July 20, 2006, certain Initial Stockholders returned an aggregate of 312,500 shares of the Company’s common stock to the Company for cancellation. At the date of return and cancellation, management re-evaluated the current fair value of the Company’s common stock and determined the fair value to be $7.28 per share as no events had occurred which would provide another indication of value and the Company’s circumstances were substantially the same as on July 5, 2006 when the Company performed its last valuation. Accordingly, on July 20, 2006, the Company recorded the $2,275,000 value of the shares contributed to treasury stock and a $2,275,000 corresponding credit to additional paid-in capital. Upon receipt, such shares were then immediately cancelled by the Company which resulted in the retirement of the treasury stock and a corresponding charge to additional paid-in capital and common stock.

WARRANTS AND OPTION TO PURCHASE COMMON STOCK

Public Warrants

Each Public Warrant sold in the Offering will be exercisable for one share of common stock. Except as set forth below, the Public Warrants will entitle the holder to purchase shares at $6.00 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events for a period

Millennium India Acquisition Company Inc.
Notes to Financial Statements

commencing on the later of: (a) completion of a Business Combination and (b) July 19, 2007, and ending July 18, 2010. The Company has the ability to redeem the Public Warrants with the prior consent of the Representative, in whole or in part, at a price of $.01 per Public Warrant at any time after the Public Warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.

Private Warrants

On June 30, 2006, the Company sold to certain of the Initial Stockholders and other accredited investors 2,250,000 warrants (“Private Warrants”), for an aggregate purchase price of $2,250,000. All of the proceeds received from these purchases were placed in the Trust Account at the closing of the Offering. The Private Warrants are identical to the Public Warrants in the Offering except that they may be exercised on a cashless basis and the Private Warrants cannot be sold or transferred until after the consummation of a Business Combination. Additionally, such individuals will waive their right to receive distributions in the event of the Company’s liquidation prior to a Business Combination with respect to the shares of common stock underlying such Private Warrants. Based on certain circumstances in this transaction, the Private Warrant holders may have the right to rescind their purchases, which would require the Company to refund up to an aggregate of the purchase price paid for the Private Warrants. Due to the uncertainty related to the rescission rights regarding the Private Warrants, the Company has recorded the proceeds received from the purchase of Private Warrants in the private placement as temporary equity, outside of stockholders’ equity.

As the proceeds from the exercise of the Public Warrants and Private Warrants will not be received until after the completion of a Business Combination, the expected proceeds from the exercise will not have any effect on the Company’s financial condition or results of operations prior to a Business Combination.

Unit Purchase Option

Upon closing of the Offering, the Company sold and issued the UPO for $100 to the Representative to purchase up to 500,000 Units at an exercise price of $10.80 per Unit. The Units underlying the UPO will be exercisable in whole or in part, solely at the Representative’s discretion, commencing on the consummation of a Business Combination and expiring on the five-year anniversary of the Offering. The Company accounted for the fair value of the UPO, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity with an equivalent increase in additional paid-in capital. The fair value of the 500,000 Units underlying the UPO was approximately $1,535,000 ($3.07 per Unit) at the date of sale and issuance, which was determined by the Company using a Black-Scholes option-pricing model. The fair value of the UPO has been estimated using the following assumptions: (1) expected volatility of 46.702%, (2) risk-free interest rate of 5.10% and (3) contractual life of 5 years. The expected volatility of approximately 46% was estimated by management based on an evaluation of the historical volatilities of similar public entities which had completed a transaction with an operating company. The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise price of the UPO and the market price of the securities underlying the Units) to exercise the UPO without the payment of any cash. Each of the Units included in the UPO are identical to the Units to be sold in the Offering, except that the exercise price of the Units will be $10.80 per Unit.

Registration Rights - Warrants and UPO

In accordance with the Warrant Agreement related to the Public Warrants and the Registration Rights Agreement associated with the Private Warrants (collectively the Public Warrants and Private Warrants are the “Warrants”), the Company is only required to use its best efforts to register the Warrants and the shares of common stock issuable upon exercise of the Warrants and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrants shall not be entitled to exercise. However, with regards to the Private Warrants, the Company may satisfy

Millennium India Acquisition Company Inc.
Notes to Financial Statements

its obligation by delivering unregistered shares of common stock. In no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle a Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed. The holders of Warrants do not have the rights or privileges of holders of the Company’s common stock or any voting rights until such holders exercise their respective warrants and receive shares of the Company’s common stock.

The Company is only required to use its best efforts to register the UPO and the securities underlying such UPO, and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company has no obligation to net cash settle the exercise of the UPO or the warrants underlying the UPO. The holder of the UPO is not entitled to exercise the UPO or the warrants underlying the UPO unless a registration statement covering the securities underlying the UPO is effective or an exemption from registration is available. If the holder is unable to exercise the UPO or underlying warrants, the UPO or the underlying securities, as applicable, will expire worthless.

Millennium India Acquisition Company, Inc.
Condensed Balance Sheets

	September 30, 2007	December 31, 2006
	(unaudited)	(Note 2)
ASSETS

Current Assets:
Cash and cash equivalents	$637,358	$443,516
U.S. Government Securities held in Trust Fund	57,574,293	57,004,924
Total current assets	58,211,651	57,448,440
Deferred acquisition costs	847,790	—
Restricted cash	137,973	—
Other assets	12,508	14,314
Total assets	$59,209,922	$57,462,754

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$768,874	$101,364
Accrued acquisition costs	787,990	—
Income taxes payable	165,993	194,000
Deferred underwriting fees	1,557,500	1,557,500
Total current liabilities	3,280,357	1,852,864

Common stock, subject to possible conversion to cash (1,449,275 shares at conversion value) (Note 4)	11,486,285	11,326,834
Value of private placement warrants, subject to possible rescission	2,250,000	2,250,000

Commitments

Stockholders’ Equity:
Preferred stock, par value $.0001 per share, 5,000 shares authorized, 0 shares issued	—	—
Common stock, par value $.0001 per share, 45,000,000 shares authorized, 7,613,225 shares issued and outstanding (excluding 1,449,275 shares subject to possible conversion)	761	761
Additional paid-in capital	44,211,714	44,371,165
Accumulated deficit	(2,019,195)	(2,338,870)
Total stockholders’ equity	42,193,280	42,033,056
Total liabilities and stockholders’ equity	$59,209,922	$57,462,754

See Accompanying Notes to Condensed Financial Statements

Millennium India Acquisition Company, Inc.
Condensed Statements of Operations

	For the three months ended September 30, 2007	For the three months ended September 30, 2006	For the nine months ended September 30, 2007	From inception (March 15, 2006) to September 30, 2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Interest income	$13,488	$8,082	$30,607	$8,082
Interest income on Trust Fund	502,068	491,650	2,000,332	491,650
Total revenue	515,556	499,732	2,030,939	499,732

Operating expenses:
General and administrative expenses	444,626	374,932	1,538,154	412,645
Charge related to sale of common stock	—	—	—	2,700,549
Total operating expenses	(444,626)	(374,932)	(1,538,154)	(3,113,194)

Income (loss) before provision for income taxes	70,930	124,800	492,785	(2,613,462)

Provision for income taxes	28,020	34,000	173,110	34,000

Net income (loss)	42,910	90,800	319,675	(2,647,462)
Accretion of Trust Fund relating to common stock, subject to possible conversion to cash (Note 4)	(66,786)	—	(159,451)	—

Net income (loss) accorded to common stockholders	$(23,876)	$90,800	$160,224	$(2,647,462)

Weighted average number of shares outstanding
Basic	7,613,225	5,786,459	7,613,225	2,952,601
Diluted	7,613,225	6,891,996	9,514,012	2,952,601

Net income (loss) per share:
Basic	$—	$0.02	$0.02	$(0.90)
Diluted	$—	$0.01	$0.02	$(0.90)

Number of shares outstanding subject to possible conversion, basic and diluted	1,449,275	1,449,275	1,449,275	1,449,275
Net income per share subject to possible conversion, basic and diluted	$0.05	—	$0.11	—

See Accompanying Notes to Condensed Financial Statements

Millennium India Acquisition Company, Inc.
Condensed Statements of Cash Flows

	For the nine months ended September 30, 2007	From inception (March 15, 2006) to September 30, 2006
	(unaudited)	(unaudited)
OPERATING ACTIVITIES
Net income (loss)	$319,675	$(2,647,462)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Charge related to sale of common stock	—	2,700,549
Changes in operating assets and liabilities:
Accrued interest income on Trust Fund	(569,369)	(213,396)
Other assets	1,806	(14,917)
Deferred acquisition costs	(59,800)	—
Accounts payable and accrued expenses	667,510	77,454
Income taxes payable	(28,007)	34,000
Restricted cash	(137,973)	—
Net cash provided by (used in) operating activities	193,842	(63,772)

INVESTING ACTIVITIES
Cash contributed to Trust Fund	—	(56,662,500)

Net cash used in investing activities	—	(56,662,500)

FINANCING ACTIVITIES
Proceeds from issuance of common stock to initial stockholders	—	25,000
Proceeds from issuance of common stock to initial stockholders	—	4,000
Rescission of issuance of common stock to initial stockholders	—	(4,000)
Proceeds from notes payable to initial stockholders	—	144,000
Payment of notes payable to initial stockholders	—	(144,000)
Proceeds from sale of warrants	—	2,250,000
Proceeds from sale of Unit Purchase Option	—	100
Portion of net proceeds from sale of units through public offering allocable to shares of common stock, subject to possible conversion	—	11,326,834
Net proceeds from sale of units through public offering allocable to:
Deferred underwriting fees	—	1,557,500
Stockholder’s Equity	—	41,757,013

Net cash provided by financing activities	—	56,916,447

Net increase in cash and cash equivalents	193,842	190,175
Cash and Cash Equivalents
Beginning of period	443,516	—
End of period	$637,358	$190,175

Supplemental disclosure of non-cash activity:
Accrued acquisition costs	$787,990	$—

See Accompanying Notes to Condensed Financial Statements

Notes to the Condensed Financial Statements

NOTE 1 — DISCUSSION OF THE COMPANY’S ACTIVITIES

Organization and Activities - Millennium India Acquisition Company Inc. (the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”).

On May 12, 2007, the Company entered into two substantially identical share subscription agreements to acquire a 14.9% equity interest in each of SMC Global Securities Limited (“SMC”) and SAM Global Securities Limited (“SAM”) , that collectively comprise the SMC Group of Companies (the “SMC Group” or the “Group”), for the aggregate fixed sum of INR 1,638,996,077, or approximately $41.68 million at an exchange rate of $1.00 = INR 39.32 as of October 29, 2007 using the noon buying rate of the Federal Reserve Bank of New York.  On June 6, 2007, the Company acquired options, exercisable within 30 days of the closing date of the share purchase transactions, to require the SMC Group to initiate regulatory approval proceedings that would permit the SMC Group to issue Global Depositary Receipts (GDRs), in which issuance the Company has the right to subscribe to such number of GDRs as would provide the Company, on conversion of the GDRs into equity shares, with up to an additional 6% equity interest in the SMC Group, in return for an aggregate payment of up to INR 659,998,420, or approximately $16.79 million at the October 29, 2007 exchange rate.  As the Company does not currently intend to enter into any financing in connection with such option exercise, it would only subscribe to that number of GDRs that it would be able to purchase given its then-available capital.  In this quarterly report, the Company also refers to the proposed 14.9% investment in the SMC Group as the “share purchase transactions,” and the share purchase transactions together with the possible acquisition of up to an additional 6% of the SMC Group as the “transactions.”

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Interim Financial Statements - The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission (“SEC”) for interim financial information. Accordingly, the financial statements do not include all information and notes required by accounting principles generally accepted in the United States of America for complete annual financial statements. In the opinion of the Company’s management, the accompanying unaudited condensed financial statements reflect all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation. Interim operating results are not necessarily indicative of results that may be expected for the year ending December 31, 2007 or for any subsequent period. These unaudited condensed financial statements should be read in conjunction with the Company’s audited financial statements as of and for the year ended December 31, 2006 included in its annual report on Form 10-K filed with the SEC on March 30, 2007. The balance sheet data as of December 31, 2006 included in this Form 10-Q is derived from those audited financial statements.

Cash and Cash Equivalents - Cash and cash equivalents are deposits with financial institutions as well as short term money market instruments with maturities of three months or less when purchased.

Deferred Acquisition Costs - Costs related to the proposed acquisition of a minority interest in the SMC Group are capitalized.  In the event the acquisition does not occur, the costs are expensed.

Net Income (Loss) Per Share - Basic income (loss) per share is computed by dividing income (loss) available to common stockholders by the weighted average common shares outstanding for the period.

Calculation of the weighted average common shares outstanding during the period is based on 2,125,000 initial shares outstanding throughout the period from March 15, 2006 (inception) to September 30, 2007, 312,500 initial shares cancelled by the Company on July 20, 2006 (retroactively restated to July 25, 2006) and 7,250,000 common shares outstanding after the completion of the Offering on July 25, 2006. Basic net income per share subject to possible conversion is calculated by dividing accretion of the Trust Fund relating to common stock subject to possible conversion by 1,449,275 common shares subject to possible conversion. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

The Company experienced a loss accorded to common stockholders for the three months ended September 30, 2007.  Accordingly, the effect of the assumed exercise of all 9,500,000 outstanding warrants to purchase common stock would be anti-dilutive and has been excluded from the calculation of diluted loss per share for this period.

Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109 “Accounting for Income Taxes”. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Reclassifications - Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements - In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in an income tax return. FIN 48 also provides guidance in derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have an effect on the Company’s balance sheets, statements of operations or cash flows.

In September 2006, the FASB issued Statement No. 157 “Fair Value Measurements” (“SFAS No. 157”).  This Statement provides guidance for using fair value to measure assets and liabilities. The standard also responds to investors’ requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company does not believe the adoption of SFAS No. 157 will have a material impact, if any, on its financial statements.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”).  SFAS No. 159 provides a “Fair Value Option” under which a company may irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities.  SFAS No. 159 will be available on a contract-by-contract basis with changes in fair value recognized in earnings as those changes occur.  SFAS No. 159 is effective for fiscal years after November 15, 2007.  SFAS No. 159 also allows early adoption provided that the entity also adopts the requirements of SFAS No. 157.  The Company does not believe the adoption of SFAS No. 159 will have a material impact, if any, on its financial statements.

NOTE 3 — INCOME TAXES

No provision for state and local income taxes has been made since the Company was formed as a vehicle to effect a Business Combination and, as a result, does not conduct operations and is not engaged in a trade or business in any state. The Company records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets depends on the ability to generate sufficient taxable income of the appropriate character in the future and in the appropriate taxing jurisdictions.

NOTE 4 — STOCKHOLDERS’ EQUITY

For the nine months ended September 30, 2007, Trust Fund interest income accretion of $159,451 was allocated to common stock, subject to possible conversion to cash on the accompanying condensed balance sheets and a corresponding debit of $159,451 was recorded to additional paid-in capital.

NOTE 5 — SUBSEQUENT EVENTS

On October 16, 2007, in return for their assistance in searching for a potential target company and their advice to Millennium India during the negotiation process of the SMC Group transactions, including the extension of the deadline for the share purchase transactions to December 27, 2007, both Samta Jain & Associates and Step Two Advisors received an aggregate of 450,000 shares of our common stock as finders’ fees, of which Samta Jain received 250,000 and Step Two Advisors received 200,000 shares.

The finders have agreed to hold the shares subject to a lock-up and not to sell them within one year of the closing of the share purchase transactions.  In addition, each of Samta Jain & Associates and Step Two Advisors have (i) agreed, in connection with the proposals contained in the Company’s Preliminary Proxy Statement, filed with the SEC on August 17, 2007, and, as amended, on November 1, 2007, to vote its shares in accordance with the majority of the shares of common stock voted by the public stockholders who did not own shares immediately prior to the Company’s public offering, including purchases in its private placement; and (ii) waived its right to participate in the distribution of the trust proceeds upon liquidation of the Company.

Neither Samta Jain & Associates nor Step Two Advisors have received any fees or other consideration in excess of the 450,000 shares of common stock, except for the reimbursement of expenses incurred in connection with their services provided to the Company.

ANNEX A

SHARE SUBSCRIPTION AGREEMENT

BETWEEN

MILLENNIUM INDIA ACQUISITION COMPANY INC

AND

SMC GLOBAL SECURITIES LIMITED

AND

PROMOTERS OF SMC GLOBAL SECURITIES LIMITED

Dated 12th day of May, 2007

3/F, Mahatma Gandhi Memorial Building,
7, Netaji Subhash Road, Charni Road (West),
Mumbai 400 002
Tel: (+91) 22 2281 1700
Fax: (+91) 22 2284 1800
E-mail: rajesh@aralaw.com

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SHARE SUBSCRIPTION AGREEMENT

1.	DEFINITIONS AND INTERPRETATION	3

2.	SUBSCRIPTION ON COMPLETION DATE	8

3.	CONDITIONS PRECEDENT	9

4.	COMPLETION	10

5.	CONDITIONS SUBSEQUENT TO COMPLETION AND COVENANTS	12

6.	REPRESENTATIONS AND WARRANTIES	13

7.	INDEMNITY	14

8.	CO-OPERATION	16

9.	RESOLUTION OF DISPUTES	17

10.	GOVERNING LAW	18

11.	NOTICES	18

12.	TERM	19

13.	CONFIDENTIALITY AND PUBLICITY	19

14.	AUTHORIZED PERSON	20

15.	TERMINATION	20

16.	MISCELLANEOUS PROVISIONS	22

SCHEDULE 1 — PROMOTER AND PROMOTER GROUP		26

SCHEDULE 2 — COMPANY AND SMC GROUP COMPANIES		27

SCHEDULE 3 — POST COMPLETION SHAREHOLDING STRUCTURE		28

SCHEDULE 4 — CONDITIONS PRECEDENT		30

SCHEDULE 5 — RESTRICTED ACTIONS		33

SCHEDULE 6 — CONDITION SUBSEQUENT		35

SCHEDULE 7 — REPRESENTATIONS AND WARRANTIES		36

SCHEDULE 8 — PRE-COMPLETION SHAREHOLDING OF SMC GROUP COMPANIES		53

SCHEDULE 9 — LIST OF REGULATORY APPROVALS		56

SCHEDULE 10 — LIST OF CLOSING DELIVERABLES		57

ANNEXURE 1 — FORM OF SHAREHOLDERS AGREEMENT		58

ANNEXURE 2 — FORM OF NO OBJECTION LETTER		59

ANNEXURE 3 — DISCLOSURE SCHEDULE		61

ANNEXURE 4 — INVESTOR DISCLOSURE SCHEDULE		62

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SHARE SUBSCRIPTION AGREEMENT

THIS SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made as on this 12th day of May, 2007.

BETWEEN:

(1)
MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of Delaware, United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns);AND

(2)
SMC GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi (hereinafter referred to as “Company”);AND

(3)	MR. S.C. AGGARWAL (“Promoter No.1”), son of Mr. M. G. Aggarwal, Indian inhabitant, residing at C-335, Saraswati Vihar, New Delhi - 110088 ; AND

(4)	MR. M.C. GUPTA (“Promoter No.2”), son of Mr. S.S. Gupta, Indian inhabitant residing at C-39, Anand Vihar I.P. Extention, New Delhi – 110 092; AND

(5)	Person and entities listed at Schedule 1 (“Promoter Group”) represented jointly by Mr. S.C. Aggarwal and Mr. M. C. Gupta.

Promoter No.1 and Promoter No.2 are collectively referred to as “Promoters”.

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W H E R E A S:

A.
The Company is in the business of dealing in security market as stock broker, distribution of mutual fund units, IPO distribution and has made an application to Securities and Exchange Board of India for registration as portfolio manager. The Company through SMC Group Companies (defined below) is engaged in the business of commodities trading, insurance broking, merchant banking as more specifically defined in Schedule 2 of this Agreement;

B.	On the request of the Company and the Promoters, the Investor proposes to invest in the Company in accordance with the terms and subject to the conditions of this Agreement;

C.
The subscription to the Subscription Shares (defined below) by the Investor shall be in accordance with the terms and subject to the conditions of this Agreement and the number of Subscription Shares (defined below) shall be such, that post subscription and acquisition of Subscription Shares of the Company, the Investor shall be the direct, legal and beneficial owner of 14.90% of the total issued and paid up equity share capital of the Company on a fully diluted basis and indirect proportionate shareholder in the SMC Group Companies as contemplated in Schedule 3;

D.	The Parties hereto wish to record in the manner herein mentioned the terms and conditions on which the Investor shall subscribe to and acquire the Subscription Shares of the Company.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION THE ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	DEFINITIONS AND INTERPRETATION

1.1.	Definitions:

In this Agreement, the following terms, to the extent not inconsistent with the context thereof or otherwise defined herein, shall have the following meanings assigned to them herein below:

i.	‘Act’ shall mean the Indian Companies Act, 1956.

ii.
‘Affiliate’ in relation to the Investor, being a corporate entity, means any entity, which is a subsidiary (with Investor, directly or indirectly, holding 50.1% or more shares) of the Investor including the Investor’s Dubai Subsidiary.

iii.
‘Agreement’ shall mean this Share Subscription Agreement together with the schedules, Disclosure Schedule, and annexure thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement.

iv.
‘Alternative Transaction’ shall mean (a) (i) any direct or indirect acquisition or purchase of any Securities of the Company or SMC Group Companies (including but not limited to, a subscription for new Securities or purchase of existing Securities, unless otherwise contemplated in this Agreement) or any tender offer or exchange offer or irrevocable contribution in favor of any Person, (ii) any direct or indirect acquisition or purchase of any material assets of the Company or SMC Group Companies (unless otherwise agreed in writing by the Investor), other than in the Ordinary Course of Business; or (b) any merger, consolidation, business combination, sale of a material portion of the assets, recapitalization, liquidation, dissolution, incurrence of material indebtedness or similar transaction involving the Company or SMC Group Companies; or (c) any other transaction the consummation of which would prevent or materially delay the transactions contemplated hereby.

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v.
‘Applicable Law’ shall mean any applicable constitution, treaty, statute, rule, regulation, ordinance, order, directive, code, judgment, decree, injunction, or any interpretation, determination, award, permit, license, authorization, directive requirement, ruling or decision of, agreement with, or by a Government Authority.

vi.	‘Authorised Dealer’ shall mean ICICI Bank Limited or such other bank as is notified to the Investor by the Company.

vii.
‘Bankruptcy Matter’ shall mean any matter in connection with any liquidation; dissolution; reorganization; winding up; readjustment of debts; insolvency; bankruptcy; suspension of payments, inability to repay debts as such debts become due within the meaning of Section 434 of the Companies Act; general assignment for the benefit of creditors; administration or re-organization; action to appoint or application for a consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator, administrator, operating agency or similar officer for all or any part of a Person’s assets or revenues; a case of Proceeding under any applicable suspension of payments or bankruptcy laws or regulations; or a petition seeking to take advantage of any Applicable Laws providing for relief of debtors.

viii.	’Business’ means the business carried on by the Company including the business carried on by each of the SMC Group Companies.

ix.
‘Claim’ includes any notice, demand, assessment, letter or other document issued or action taken by any tax, fiscal or other statutory or governmental authority, body or official whatsoever (whether of India or elsewhere in the world) whereby the Company is or may be placed or sought to be placed under a liability to make a payment or deprived of any relief, allowance, credit or repayment otherwise available.

x.
‘Completion’ shall mean completion of the events specified in Clause 4.3 below and the Investor being registered as a member in respect of the Subscription Shares in the register of members of Company.

xi.	‘Completion Date’ shall mean date mentioned in Clause 4.3 hereof.

xii.	‘Conditions Precedent’ shall mean the conditions precedent mentioned in Clause 3 of this Agreement.

xiii.
 ‘Derivative Securities’ of a Person shall mean any subscriptions, options, debentures, bonds, conversion rights, warrants, phantom stock rights or similar agreements, Securities or commitments of any kind obligating such Person to issue, grant, deliver or sell or cause to be issued, granted, delivered or sold (i) any shares or Securities of such Person; (ii) any Securities convertible into or exchangeable for any shares of such Person  or (iii) any rights to participate in the equity of such Person or to participate in or direct the election of any directors or officers of such Person.

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xiv.	‘Effective Date’ shall mean the date of signing this Agreement by the Parties.

xv.
‘Encumbrances’ shall mean any encumbrance, lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention or non-disposal agreement or other restriction of a similar kind, and all other easements, encroachments and title defects of every type and nature, or any conditional sale contract, title, retention contract, or other contract to give or to refrain from giving any of the foregoing.

xvi.
‘Environment Law’ shall mean any Applicable Law pertaining to land use, air, soil, surface water groundwater (including the protection, cleanup, removal, remediation or damage thereof), public of employee health or safety or other environmental matter and any Applicable Law.

xvii.
‘Fully Diluted’ shall mean the total of all classes and series of Company or SMC Group Companies shares outstanding combined with all Derivative Securities (including both issued and un-issued), approved stock incentive plans for the employees and convertible Securities of all kinds and effect of any anti-dilution protection regarding previous financings, all on an “as if converted” basis.

xviii.
‘Governmental Authority’ shall mean any administrative agency, commission, court or other governmental or regulatory authority or instrumentality, whether central, state, local or municipal or judicial, quasi-judicial or administrative forum, including but not limited to, ministries and departments of the Government of India and Tax authorities.

xix.
‘Group Companies’ shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Private Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited, (vii) SAM Global Securities Limited.

xx.	‘INR’ or ‘Rs’ or ‘Rupees’ shall mean the lawful currency of India.

xxi.
‘Indian GAAP’ shall mean the generally accepted accounting principles recommended by the Institute of Chartered Accountants of India and where there are no such principles recommended, the accounting principles accepted in India and consistently applied from period to period and throughout any period in accordance with past practices of Company and SMC Group Companies.

xxii.	‘Investor’s Dubai Subsidiary’ shall mean the company proposed to be formed under the laws of the United Arab Emirates and Controlled by the Investor.

xxiii.
‘Knowledge’ as used with respect to Company or SMC Group Companies shall mean matters as to which any of Promoters or any director, officer manager or employee of Company or SMC Group Companies has knowledge or matters which are not actually known but could have been known by such Persons based upon reasonable inquiry in the course of business or in connection with the verification of the representations and warranties under the Agreement.

xxiv.
‘Liabilities’ shall mean any and all current liabilities, obligations, payables, forms of taxation whether of India or elsewhere in the world, past, present and deferred (including, without limitation, income tax, stamp duty, customs and other import or export duties) and all other statutory or governmental impositions, duties and levies and all penalties, charges, costs and interest relating to any Claim.

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xxv.
“Licenses” shall mean all approvals, licenses, permits and other authorizations issued by central, state or local Government Authorities and required for the Business of the Company or SMC Group Companies.

xxvi.
‘Material Adverse Effect’ shall mean the occurrence or reasonably likely occurrence of any event, change, circumstance or effect that individually or in the aggregate (taking into account all other such events, changes, circumstances or effects), is or is reasonably likely to (a) have a material adverse effect to the financial conditions, properties, assets (including intangible assets), liabilities, business, operations, results of operations or prospects of Company or SMC Group Companies, or (b) materially hinder or delay Company’s or SMC Group Companies ability to consummate the transactions contemplated herein, or (C) materially hinder Company’s or SMC Group Companies ability to operate its business substantially in the manner previously conducted following the Completion.

xxvii.
‘Ordinary Course of Business’ shall mean the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency), but only to the extent consistent with Applicable Law and the custom of entities engaged in the same business as the existing business of the Company or SMC Group Companies, as the case may be.

xxviii.	‘Party’ shall mean the Investor, the Promoters or the Company referred to individually and ‘Parties’ shall mean the Investor, the Promoters and the Company referred to collectively.

xxix.
‘Person’ shall include an individual, an association, a corporation, a partnership, a joint venture, a trust, an unincorporated organisation, a joint stock company or other entity or organisation, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

xxx.	‘Proceeding’ shall mean any action, suit, charge, hearing, claim, legal quasi-judicial, administrative, regulatory, arbitration or other alternative dispute resolution proceeding or investigation.

xxxi.
‘Proprietary Rights’ shall mean (i) Indian and foreign patents, patent applications, patent disclosures and improvements thereto; (ii) Indian and foreign trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names and corporate names, the goodwill associated therewith, and the registrations and applications for registration thereof; (iii) United States and foreign copyrights, and the registrations and applications for registration thereof; (iv) computer software (including source and object code) and related specifications, flow charts and other documentation; and (v) confidential information, trade secrets, inventions (whether patentable or not), business information, customer lists, know-how, technology; and all documentation relating to any of the foregoing.

xxxii.
‘Representations and Warranties’ shall mean the representations, warranties covenants and undertakings given by the Company and/or the Promoters in this Agreement for themselves and for SMC Group Companies.

xxxiii.	‘Securities’ shall have the meaning provided to the term under Section 2(h) of the Securities Contract (Regulation) Act, 1956.

xxxiv.	‘Shares’ or ‘Equity Shares’ shall mean the equity shares of the Company.

xxxv.	‘Shareholder’ or ‘Shareholders’ shall mean any Person who holds any Shares.

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xxxvi.	‘Shareholders Agreement’ shall mean the Shareholders Agreement to be executed between the Parties hereto in a form and manner annexed hereto as Annexure 1.

xxxvii.
 ‘SMC Group Companies’ shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Private Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited more specifically defined in Schedule 2.

xxxviii.
‘Subscription Shares’ shall mean 1,314,054 Equity Shares of the Company to be subscribed to and acquired by the Investor at a total consideration of INR  1,376,905,203 constituting 14.90% of the Fully Diluted issued and paid-up share capital of the Company post Completion representing more specifically the Fully Diluted shareholding as set out in Schedule 3.

xxxix.
‘Tax’ and, collectively ‘Taxes’ shall mean any and all foreign, central, state, municipal and local (or equivalent) taxes of any country, assessments and other governmental charges, customs duties, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits sales, service, use and occupation, and value added, ad valorem, stamp duty, stamp transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any liability for Taxes of a predecessor entity.

xl.
‘Tax Return’ shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and including any amendment thereof.

xli.	‘US GAAP’ shall mean the generally accepted accounting principles in the United States.

xlii.	‘Warrantors’ shall mean the Company and the Promoters for themselves and on behalf of SMC Group Companies and ‘Warrantor’ means any one of them.

1.2.	Other Defined Terms:

i.	‘Business Days’ means the days on which the banks are open for business in New Delhi.

ii.	‘Dispute’ shall have the meaning as ascribed to it in Clause 9.1 of this Agreement.

iii.	‘Losses’ shall have the meaning as ascribed to it in Clause 7.1 of this Agreement.

1.3.	Interpretation:

i.	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation.

ii.	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

a.	Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

b.	All statutory instruments or orders made pursuant to a statutory provision; and

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c.	Any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

d.	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

e.
Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

f.	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

g.	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

h.
Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

i.	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

j.	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning

k.
Reference to “Investor” shall unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor. The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital of the Company, the bonus shares and subsequent increase in the capital pursuant to the merger with SAM Global Securities Limited and any 100% subsidiary of the Company shall be included.

l.	The words “include” and “including” shall be construed without limitation.

2.	SUBSCRIPTION ON COMPLETION DATE

2.1.
Subject to the terms and conditions set forth in this Agreement, and relying on the Representations and Warranties and the indemnities given by the Promoters and the Company under this Agreement, the Investor agrees on the Completion Date to subscribe for and the Company agrees to issue and allot to the Investor the Subscription Shares of face value of INR10/- each at issue price of INR 1,047.83/- each aggregating to an amount of INR 1,376,905,203 such that post acquisition of Subscription Shares of the Company, the Investor is the legal and beneficial owner of 14.90% of the total issued and paid up equity share capital of the Company and indirect shareholder of SMC Group Companies as set out in more detail at Schedule 3. The consideration to be paid for Subscription Shares shall be referred to as the Investment Amount (“Investment Amount”).

2.2.
The Subscription Shares shall be acquired by Investor on Completion Date free from all Encumbrances and together with all rights, title and interests now or hereafter attaching thereto. The Investment Amount shall be fixed and firm and shall not be subject to escalation unless mutually agreed upon in writing between the Parties hereto.

2.3.
All payments under this Agreement shall be paid in Indian Rupees and shall be by way of pay order or banker’s draft drawn on scheduled bank in India or by way of telegraphic transfer to such account as may be notified to the Investor.

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2.4.
The Subscription Shares shall rank pari pasu with the existing issued Equity Shares of the Company with respect to all stock activities including but not limited to voting rights, dividends and rights issuance.

3.	CONDITIONS PRECEDENT

3.1.
The Parties agree that the obligation of the Investor to acquire the Subscription Shares, is conditional upon the fulfillment of the conditions stipulated in Schedule 4 hereto to the satisfaction of the Investor, unless specifically waived in writing by the Investor and the Representations and Warranties continue to be true and correct on the Completion Date.

3.2.
If the Conditions Precedent mentioned in Schedule 4 are not fulfilled or satisfied or waived in writing by the Investor on or before 165 days from the Effective Date or such other date as may be mutually agreed between the Parties in writing, the Investor shall have the right to terminate this Agreement forthwith.

3.3.
The Promoters and the Company shall co-operate and provide all information and assistance to the Investor and/or its advisors and authorised representatives as reasonably requested by the Investor to enable them to verify the records/documents of the Company and SMC Group Companies, including as may be required for the purposes of the proxy statement filed by the Investor in accordance with the requirements of the laws of United States.

3.4.
Conduct Prior to Completion: During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Completion, the Promoters and the Company agree (except to the extent expressly contemplated by this Agreement or as consented to in writing by Investor) that Company and SMC Group Companies shall and Promoters shall cause the Company and SMC Group Companies to and shall ensure that each of the Company and SMC Group Companies shall, (i) carry on its business in the Ordinary Course of Business; (ii) pay its debts and taxes when due, subject to good faith disputes over such debts or Taxes, (iii) pay or perform other obligations when due, subject to good faith disputes; and (iv) use all reasonable efforts to preserve intact its present business organizations, and preserve its relationship with clients, lessors, licensors and others having business dealings with it, to the end that its goodwill and ongoing ability to provide services shall be unimpaired at the Completion. The Promoters agree to promptly notify the Investor of any event or occurrence not in the Ordinary Course of Business, and of any event which, in the opinion of the Company and/or the Promoters could reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, except as expressly contemplated by this Agreement, the Company shall not and the Promoters shall cause the Company and SMC Group Companies not to and shall ensure that Company and SMC Group Companies do not engage in any of the actions set out at Schedule 5, without the prior written consent of Investor which may be withheld in its sole discretion.

3.5.	No Solicitation on Promoters, Company and SMC Group Companies.

i.
From and after the date of this Agreement until the earlier of the Completion or the termination of this Agreement, the Company, SMC Group Companies and each of the Promoters shall not and the Promoters shall ensure that the Company and SMC Group Companies shall not directly or indirectly through any officer, director, employee, representative or agent of the Promoters or the Company or SMC Group Companies or otherwise, (i) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to an Alternative Transaction; (ii) engage or participate in negotiations or discussions concerning, or provide any information to any Person with respect to, or afford any access to the properties, books or records of Company or SMC Group Companies, or take any other action to facilitate any inquiries or the making of any proposal that may reasonably be expected to lead to an Alternative Transaction; or (iii) authorize, agree into, accept, approve or recommend any agreement or understanding with respect to any Alternative Transaction. The Promoters, the Company and SMC Group Companies have terminated all and any pending discussions or negotiations relating to any Alternative Transaction and represent and warrant that they had the legal right to terminate such discussions without payment of any fee or other penalty.

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ii.
The Company, the SMC Group Companies and the Promoters shall immediately notify the Investor (and no later than 24 hours) after (a) receipt by the Promoters or the Company or the SMC Group Companies (or its advisors) of Knowledge of any Alternative Transaction, or (b) if any discussions are sought to be initiated with regard to any Alternative Transaction, or (c) receipt of any request for information or for access to the properties, books or records of Company or SMC Group Companies by any Person that intends to enter into or has entered into an Alternative Transaction. Such notice shall be made orally and in writing and shall communicate to Investor the identity of the Person making such request or inquiry and any other terms of such request or inquiry and any other terms of such request or inquiry.

iii.
It is acknowledged and agreed between the Parties that the Subscription Shares are not an ordinary article of commerce and are of special value of interest to the Investor and any breach or violation of the provisions of this Clause 3.5 shall cause to Investor irreparable harm and damages for which payment in damages shall not constitute adequate relief, and that therefore, without prejudice to any and all other rights and remedies the Investor may have, the Investor shall be entitled without proof of special damage to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Clause 3.5. Provided, however, that any sum payable to the Investor under this section as liquidated damages, compensation or costs shall not exceed US$ 2 million.

3.6.
No Solicitation by Investor. From and after the date of this Agreement until the earlier of the Completion or the termination of this Agreement the Investor shall not directly or indirectly solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to any acquisition or subscription or purchase of Securities of any company in India engaged in similar line of Business. Any breach of this clause 3.6 by the Investor shall cause irreparable harm and damages to the Promoters and the Company for which payment in damages shall not constitute adequate relief and therefore without prejudice to any and other rights available to the Company and the Promoters, the Company and the Promoters shall be entitled jointly without proof of special damage to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Clause 3.6 provided that the Promoters and the Company can jointly claim actual liquidated damages, compensation or  costs incurred to the extent of US$ 2 million.

4.	COMPLETION

4.1.
The Promoters and the Company shall notify the Investor of the fulfillment of the Company Conditions Precedent and provide to the Investor, all the requisite documents evidencing fulfillment of such Conditions Precedent applicable to the Promoters and/or the Company and/or SMC Group Companies. The Investor through its advisors/counsel shall then satisfy itself as to the fulfillment of the Company Conditions Precedent. The Investor shall notify the Promoters and the Company within 7 days from the date of receipt of all the documents/information from the Promoters of its satisfaction or dissatisfaction with the same or of waiving the fulfillment of any of the Company Conditions Precedent applicable to the Promoters and/or the Company and/or the SMC Group Companies.

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4.2.
 In case the Investor notifies the Promoters or the Company of its dissatisfaction under Clause 4.1 above, the Promoters shall fulfill the unfulfilled Conditions Precedent on receipt of such notice and shall provide to the Investor, all requisite documents evidencing fulfillment of that Condition Precedent. The procedure referred to in Clause 4.1 above shall be followed thereafter until the fulfillment of all Company Conditions Precedent applicable to the Promoters and/or Company and/or SMC Group Companies, to the satisfaction of the Investor.

4.3.
Upon fulfillment of all the Conditions Precedents to the satisfaction of the Investor or if specifically waived in writing by the Investor, the Parties shall proceed to complete the subscription and purchase of Subscription Shares to the Investor (‘Completion’) in the manner provided in this Clause 4 and shall agree upon a date on which the Completion shall take place. The date so agreed between Investor, the Company and the Promoters shall hereinafter be referred to as the ‘Completion Date’, which in any case shall not be later than 165 days from the Effective Date. This date may however be extended upon mutual agreement between the Parties.

4.4.
The Completion shall take place at the time and place mutually agreed between the Parties and on simultaneous completion of the following actions and receipt of the Investment Amount as indicated in Clause 4.5:

i.	The Promoters shall convene meeting of the Board of Directors of the Company, wherein the Board shall pass the following resolutions:

ii.	Approve issue and allotment of Subscription Shares.

iii.	Appoint one nominee of Investor as director.

iv.	Enter the name of the Investor as the legal and beneficial owner of the Subscription Shares free of all Encumbrances, in the register of members of the Company.

v.	Notify/intimate regulatory authorities as required under Applicable law.

4.5.
The Promoters shall convene meeting of the Board of Directors and/or shareholders as may be required under Applicable Law for the SMC Group Companies, wherein the Board of Directors and the shareholders of respective companies shall pass the following resolutions:

i.	Noting the indirect change in the shareholding, pursuant to investments made by Investor in the Company and reflecting the proposed shareholding as contemplated under Schedule 3.

ii.	Pass necessary board resolutions, shareholders resolution and take such actions as may be necessary to adopt the revised Articles of Association as set out in Schedule 4 of the Shareholders Agreement.

iii.	Notify/intimate regulatory authorities as required under Applicable law.

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4.6.	The Promoters shall deliver and cause the Company and SMC Group Companies to deliver, wherever required, the following documents to the Investor:

i.
A certificate signed by the Promoters and the Company to the effect that the Representations and Warranties contained in this Agreement, continue to be true and correct as on the Completion Date with the same effect as though such Representations and Warranties had been made as of such date;

ii.	Original share certificates evidencing the Subscription Shares or credit of the Subscription Shares in the depository account provided by the Investor to the Company; and

iii.	Other documents as specifically identified as Schedule 10.

4.7.
Simultaneously upon completion of all the steps contemplated in Clause 4.4 above (but prior to the issue of share certificate or credit of the Subscription Shares in the depository account provided by the Investor to the Company), the Investor shall remit the Investment Amount, for credit to the account of the Company as intimated to the Investor in accordance with Clause 2.3.

4.8.	Immediately after subscription and purchase of Subscription Shares by the Investor, the shareholding pattern of the Company and the SMC Group Companies shall be as set out in Schedule 3.

4.9.
The Parties agree to take all measures that may be required to ensure to the extent possible, that all the events contemplated in this Clause 4 on the Completion Date are completed on the same day unless otherwise specifically agreed in writing by the Parties.

4.10.
Notwithstanding the provisions of Clause 4.7, all proceedings to be taken and all documents to be executed and delivered by the Parties at Completion shall be deemed to have been taken and executed simultaneously to the extent possible and no proceedings shall be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

5.	CONDITIONS SUBSEQUENT TO COMPLETION AND COVENANTS

5.1.
The Investor’s obligation to subscribe for and purchase of Subscription Shares at the Completion is subject to the fulfillment after the Completion of each of the conditions as set out in Schedule 6, unless waived in writing by such Investor at the Completion.

5.2.
No Guarantee/Pledge. The Investor shall not at any point in time be required to pledge their Subscription Shares or provide any guarantee or other support to any third party, including without limitation lenders of Company and/or SMC Group Companies.

5.3.
Ethical Business Practices. The Company and SMC Group Companies shall and the Promoters shall ensure that the Company and SMC Group Companies shall ensure that the business practices of Company and SMC Group Companies are ethical and in accordance with Applicable Laws.

5.4.
Variances to annual operating budget & business plan. Any proposed variance to the annual operating budget, business plan or estimations in relation to capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of SMC Group Companies/SAM Global Securities Limited or SMC Group Companies/SAM Global Securities Limited on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of what is stated in the annual operating budget, business plan or estimations along with reasons for such variance shall be brought to the immediate attention of the Board and shall not be implemented without the prior written consent of Investor.

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5.5.
Financial and accounting records. The Company and SMC Group Companies shall maintain true and accurate financial and accounting records of all operations in accordance with Indian GAAP, and in accordance with all relevant Indian statutory and accounting standards and the policies from time to time adopted by the respective Board of Directors. The financial statements and accounts of Company and SMC Group Companies shall be prepared in English and shall be audited on an annual basis.

5.6.
Inspection & Audit Rights of Investor. The Company and SMC Group Companies shall and the Promoters shall ensure that the Company and SMC Group Companies, on receiving a request from Investor provide as soon as practicable to Investor copies of any documents, secretarial, accounting or other records which are prepared and maintained by Company and SMC Group Companies as may be required by Investor. The Investor shall have full and complete access to the premises, records, accounts, documents of Company, SMC Group Companies and their subsidiaries with rights, by itself or through its authorised representatives, to inspect such accounts, records and documents.

5.7.
Listing of Subscription Shares. Company shall take necessary steps and the Promoters shall ensure that the Company makes necessary applications and ensure that the Subscription Shares of the Investors are listed on the regional stock exchanges where the Equity Shares of the Company are currently listed as soon as possible after Completion.

5.8.
Investor shareholding. Promoters and the Company shall ensure that on completion of the proposed merger of SAM Global Securities Limited with the Company, the Investor will continue to hold at least 14.90% of the post merger issued and paid-up share capital of the Company, provided that, the Investor acquires 14.90% of the issued and paid-up share capital of SAM Global Securities Limited, pursuant to the Share Subscription Agreement executed between the Promoters of SAM Global Securities Limited, SAM Global Securities Limited and the Investor. It is clarified that such shareholding may not be maintained if the Investor divests its shareholding in the Company or SAM Global Securities Limited after Completion.

5.9.
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four (4) years from the date of Completion.

6.	REPRESENTATIONS AND WARRANTIES

6.1.
True and Accurate: The Warrantors represent, warrant and undertake to the Investor, that each of the statements set out in this Clause and Part 1 of Schedule 7 hereof, as applicable to the Warrantors, is now and will be true and accurate at the Completion Date. The Warrantors acknowledge that the Investor, in entering into this Agreement, is relying on such representations, warranties and undertakings and shall be entitled to treat the same as conditions of the Agreement.

6.2.
Investor Representation: The Investor hereby represents and warrants that subject to the fulfillment of the Condition Precedent to this Agreement, it has the corporate power and authority to execute, delivers and perform this Agreement and the transactions contemplated herein. The execution, delivery and performance by the Investor of this Agreement has been duly authorized and approved by its board of directors. Investor additionally makes the representations and warranties as set out in this Clause and Part 2 of Schedule 7, is true now and will be true and accurate at the Completion Date.

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6.3.
Separate and Independent: Each of the Representations and Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Representations and Warranty or any other term of this Agreement, which is not expressly referenced to the Representations and Warranty concerned.

6.4.
Knowledge: If any Representation or Warranty is qualified by Knowledge, then it means that the Representation or Warranty has been made to the Knowledge of the Warrantors, after the Warrantors have made and caused to be made such due and proper inquiries as may be required in respect of the relevant matter to obtain informed Knowledge.

6.5.
Undertaking: None of the Warrantors shall do, allow or procure any act or omission before the Completion Date which would respectively constitute a breach of any of the Representations and Warranties if they were given at the Completion Date, or which would make any of the Representations and Warranties inaccurate or misleading if they were so given.

6.6.
Notification of breach: Each of the Warrantors hereby agree to disclose promptly to the Investor in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement which:

i.	would render any of the Representations and Warranties to be inaccurate;

ii.	in the Knowledge of the Warrantors has, or is likely to have, a Material Adverse Effect on the Company or SMC Group Companies.

6.7.	Survival: The Representations and Warranties provided in this Agreement shall survive the Completion Date for a period of three (3) years.

6.8.
Investor’s Reliance. The Company and the Promoter hereby agree and acknowledge that the Investor has agreed to subscribe to the Subscription Shares inter alia relying upon the Representations and Warranties.

7.	INDEMNITY

7.1.
Without prejudice to any other right available to the Investor in law or under equity, the Company and the Promoters (“Indemnifying Party”) shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents, (collectively the “Investor Indemnified Party”), from and against any and all direct and actual liabilities, damages, demands, Claims including third-party claims (“Third-Party Claims”), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“Losses”) (excluding any indirect and remote Third Party Claims or loss of profit or opportunities or such punitive damages), directly or indirectly, based upon, arising out of, or in relation to or otherwise in respect of:

i.
any willful misrepresentation or false information in or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement or any document or other papers delivered by any of them to the Investor (other than relating to forward looking statement and future projections or disclosed in the Disclosure Schedule) in connection with or pursuant to this Agreement;

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ii.	any liability arising out of non compliance of any obligation undertaken by the Company or the Promoters;

iii.
any liabilities and obligations of whatever nature relating to any litigation, Claim or governmental investigation pending or relating to the business or operations of the Promoters or the business of the Company or SMC Group Companies prior to the date of execution of this Agreement and as on the Completion Date and not disclosed in the Disclosure Schedule;

iv.
any liability due to any non-compliance of any Applicable Law, rules or regulations prior to the date of execution of this Agreement and as on the Completion Date and not disclosed in the Disclosure Schedule.

v.	Irrespective of any disclosures made in the Disclosure Schedule, any Losses arising out of the termination of license obtained by the Company from National Stock Exchange

7.2.
Limitation of Liability. The Company’s and the Promoters’ obligation to indemnify the Investor under Clause 7.1 and Clause 7.3 shall not exceed an amount equal to the Investment Amount. Provided further that, Promoters’ obligation to indemnify the Investor under Clause 7.1 and Clause 7.3 will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place.  Further, for the purposes of this Clause 7.1 and Clause 7.3, the term Promoters shall only include: (i) Mr. M.C. Gupta, (ii) Mr. S.C. Gupta, (iii) Mrs. Sushma Gupta, and (iv) Mrs. Hemlata Aggarwal and no other Promoters as indicated in the Promoter Group.

7.3.
Any compensation or indemnity as referred to in Clause 7.1 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which Investor is to be indemnified, had been correct.

7.4.
The Investor shall not assume in any manner, any responsibility or liability whatsoever in respect of the business of the Company, the SMC Group Companies, or its operations or activities, to any Person, firm, the company, body corporate or other entity and any authority, whether central, state, local, municipal or otherwise, in respect of any time prior to or after the Completion Date, nor assume any responsibility or liability for any non-compliance, of any Applicable Law, rules, regulations, any monetary or other liability.

7.5.	Procedure for Indemnification:

i.
The Investor Indemnified Party shall give notice to the Indemnifying Part of any Claim, specifying in reasonable detail the factual basis for the Claim, the amount thereof, estimated in good faith, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Claim shall have occurred.

ii.
With respect to Claim solely between the parties hereto, following receipt of written notice from the Indemnified Party of a Claim, the Indemnifying Party shall have fifteen (15) days to make such investigation of the Claim as the Indemnifying Party deems necessary or desirable, and the Investor Indemnified Party agrees to make available to the Indemnifying Party to substantiate the Claim. If the Investor Indemnified Party and the Indemnifying Party agree at or prior to the expiration of the fifteen (15) day period to the validity and amount of such Claim, or if the Indemnifying Party fails to notify the Indemnified Party of any dispute with respect to the validity or amount of such Claim within such fifteen (15) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the full amount of the Claim, subject to the terms hereof. If the Investor Indemnified Party and the Indemnifying Part do not agree within the fifteen (15) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the amount of such Claim to the extent the parties agree or remains undisputed, and the Investor Indemnified Party may seek appropriate remedy at law or equity, as applicable, subject to the limitations hereof, with respect to any portion of its Claim not paid by the Indemnifying Party hereunder.

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iii.	Third-Party Claims: The obligations and liabilities of each party to this Agreement under Clause 7.1 hereof related to Third-Party Claims shall be subject to the following terms and conditions:

a.
At any time after receipt of notice of any Third-Party Claim asserted against, imposed upon or incurred by an Investor Indemnified Party, the Investor Indemnified Party shall notify the Indemnifying Party of such claim in writing. The Indemnifying Party shall be entitled, at its own expenses, to participate in and, upon written request from the Investor Indemnified Party, shall undertake the defense thereof in good faith by counsel of the Indemnifying Party’s own choosing, which counsel shall be satisfactory to the Investor Indemnified Party; provided, however, that (i) the Investor Indemnified Party shall at all times have the option, at its own expense, to participate fully therein (without controlling such action) and (ii) if in the Investor Indemnified Party’s judgment a conflict of interest exists, such Investor Indemnified Party shall be entitled to select counsel of its own choosing reasonably satisfactory to the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

b.
If within thirty (30) days after written notice to the Investor Indemnified Party of the Indemnifying Party’s intention to undertake the defense of any Third-Party Claim the Indemnifying Party shall fail to defend the Investor Indemnified Party against such Third Party Claim, the Investor Indemnified Party will have the right (but not the obligation) to undertake the defense and/or enter into a compromise or settlement of such Third-Party Claim on behalf of, and for the account and at the risk of, the Indemnifying Party.

iv.
Each Party shall provide the other with access to all records and documents within the first named party’s possession, custody or control relating to any Third Party Claim, and shall otherwise co-operate with the other Party with respect to defending any Third-Party Claim.

7.6.
Other Rights and Remedies Not Affected: The Parties hereto acknowledge and agree that damages alone would not provide an adequate remedy for any breach or threatened breach of the provisions of this Agreement and therefore that, without prejudice to any and all other rights and remedies the Investor may have (including but not limited to, damages), the Investor shall be entitled to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Agreement. The remedies set forth in this Clause 7 are cumulative and shall in no way limit any other remedy any party hereto has at law, in equity or pursuant hereto.

8.	CO-OPERATION

8.1.
The Parties shall use their best efforts to ensure that the transactions contemplated by this Agreement are consummated as per the terms hereof, including without limitation, obtaining all approvals from the applicable government and/or regulatory authorities and other Persons as may be necessary or reasonably requested by Investor in order to consummate the transaction contemplated by this Agreement.

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8.2.
The Promoters, Promoter Group and the Company, in so far as the SMC Group Companies is concerned undertake to ensure that they, their representatives and proxies representing them at the general meetings of the Company and the SMC Group Companies, shall at all times exercise their votes and through their respective appointed/nominated Directors (or alternate Directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually implement the spirit, intent and specific provisions of this Agreement.

9.	RESOLUTION OF DISPUTES

9.1.
Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

9.2.
Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 9.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to conciliation for resolution of the said Dispute to a retired High Court Judge or a reputed Chartered Accountant acceptable to the Parties. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

9.3.
Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 9.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the rules of the Singapore International Arbitration Centre. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

i.	The place of the arbitration shall be Singapore.

ii.	The proceedings of arbitration shall be in the English language.

iii.
The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. In case the arbitrators have not decided on the costs of the arbitration proceedings, each Party to the Dispute shall bear its own costs, in relation to the arbitration proceedings.

iv.	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

v.	The Indian courts shall have exclusive jurisdiction.

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10.	GOVERNING LAW

This Agreement shall be governed by and construed under the laws of India, without regard to the conflicts of law provisions thereof.

11.	NOTICES

11.1.
Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

The Investor:	Mr. F. Jacob Cherian
Address:	330 East, 38th Street, suite 46C, New York, NY 10016, USA
Tel:	+1 917 528 5632

With a copy to:

(i)	Ira Roxland
Sonnenschein Nath & Rosenthal LLP
1221 Aevnue of the Americas
New York, NY 10020-1089
Fax: +1 212 768 6800

(ii)	Rajesh Begur
A.R.A. LAW
3/F Mahatma Gandhi Road
Charni Road (West)
Mumbai – 400 002
Fax: +91 222 2284 1800

The Company:      SMC Global Securities Limited
Address:	17, Netaji Subhash Marg, Darya Ganj, New Delhi - 110002
Tel:	011-30111000
Facsimile:	011-23263297

The Promoter No.1:   Mr. S.C Aggarwal
Address:	C-335, Saraswati Vihar, New Delhi - 110088
Tel:	011 - 3111000
Facsimile:	011 - 23263297

The Promoter No.2:   Mr. M.C Gupta
Address:	C-39, Anand Vihar, I.P. Extention, New Delhi - 110092
Tel:	011 - 3111000
Facsimile:	011 - 23263297

11.2.
All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

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11.3.	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

12.	TERM

This Agreement shall come into effect and force and be binding on the Parties from the date first written above and shall remain in full force for a period of three years unless:

(i)	terminated in accordance with the provisions of this Agreement, or

(ii)
the Investor failing to hold at least 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares and subsequent increase in the capital pursuant to the merger with SAM Global Securities Limited and any 100% subsidiary of the Company shall be included, whichever is earlier.

13.	CONFIDENTIALITY AND PUBLICITY

13.1.
The Parties recognize that each of them will be given and have access to confidential and proprietary information of the other Parties. The Parties undertake not to use any of such confidential information for their own corporate purposes without the prior written consent of the Party owning such information and shall use their best efforts to keep confidential and not to disclose to any third party any of the other Parties’ confidential and proprietary information. The Parties shall also cause their respective directors, employees, officers and any other persons to whom the above mentioned information is disclosed to execute a letter of confidentiality to the effect provided in this Clause. The obligations of confidentiality shall not apply to any information that:

i.	was developed independently by the Parties;

ii.	was known to the Party prior to its disclosure by the disclosing Party;

iii.	has become generally available to the public (other than by virtue of its disclosure by the receiving Party);

iv.	may be required in any report, statement or test, the Company submitted to any governmental or regulatory body;

v.	may be required in response to any summons or subpoena or in connection with any litigation; or

vi.	may be required to comply with any law, order, regulation or ruling applicable to any Party hereto.

Provided that prior to any disclosure in respect of a request to disclose confidential information under subclauses (iv), (v) and (vi), above a Party must first notify the Party owning such confidential information, who shall then have the opportunity to respond to and/or dispute such request. The provisions of this Clause shall survive the termination of this Agreement.

13.2.
Upon termination of this Agreement, the Parties shall cause the Company to either (i) return to the Investor and the Promoter, as applicable, and the Parties shall return to each other, all documents and information belonging to such Person and all copies thereof in the possession or under the control of a Party which does not own such property, and all confidential information in whatever media; or (ii) destroy all documents and information belonging to the other Party and all copies thereof in the possession or under the control of a Party.

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13.3.
Publicity. Except as required by Applicable Law, the Company, Promoters and the Investor (or any of their respective Affiliates) shall not, and the Promoters shall cause the Company not to, without the prior written consent of each other Party hereto, which consent shall not be unreasonably withheld or delayed, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement. Prior to making any public disclosure required by Applicable Law, the disclosing party shall consult with the other Parties hereto, to the extent feasible, as to the content and timing of such public announcement or press release.

14.	AUTHORISED PERSON

For the purposes of this Agreement, the SMC Group Companies and Promoter Group shall be represented by Mr. S.C. Aggarwal and Mr. M.C. Gupta, jointly and severally. Accordingly, the SMC Group Companies and Promoter Group hereby authorise Mr. S.C. Aggarwal and Mr. M.C. Gupta to, jointly and severally, represent and take any decision which may be required to be taken, do all acts and execute all documents which are or may be required by the SMC Group Companies and Promoter Group for the proper and effective fulfillment of the rights and obligations under this Agreement. Any action taken or deed performed or document executed by Mr. S.C Aggarwal and/or Mr. M.C. Gupta shall be deemed to be acts or deeds done or documents executed by all the SMC Group Companies and/or Promoter Group, and shall be binding on all the SMC Group Companies and Promoter Group.

15.	TERMINATION

15.1.	Termination before Completion:

i.	Grounds of Termination. This Agreement may be terminated at any time prior to Completion upon the occurrence of any of the following events:

a.	By mutual written agreement of the Parties.

b.
By the Investor upon written notice to the Promoters and Company, if there shall have been: (i) a breach of any Representation and Warranty made under this Agreement, or if any Representation and Warranty shall have become untrue in any respect, or (ii) a breach by the Warrantors of any of their covenants or agreements hereunder and such breach is not cured within thirty (30) days after notice thereof by the Non-defaulting Party, or (iii) in case of Material Adverse Effect.

c.
By the Investor only, upon written notice to Promoters and Company, if any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

d.
By the Investor only, in the event the Company or any SMC Group Companies or any Promoter becomes or is declared insolvent or bankrupt, makes an assignment for the benefit of all or substantially all of its creditors, enters into an agreement for the composition, extension or readjustment of all or substantially all or of its obligations, or becomes the subject of any Proceedings related to its liquidation or insolvency or for the appointment of a receiver or similar officer.

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e.
By the Promoters only, in the event the if the Investor becomes or is declared insolvent or bankrupt, makes an assignment for the benefit of all or substantially all of its creditors, enters into an agreement for the composition, extension or readjustment of all or substantially all or of its obligations, or becomes the subject of any Proceedings related to its liquidation or insolvency or for the appointment of a receiver or similar officer.

f.
By Investors only, on termination of the Share Subscription Agreement and/or Shareholders Agreement with SAM Global Securities Limited for any reason whatsoever attributable to the Company and the Promoters.

ii.
The Parties acknowledge and agree that Promoters must exercise the right to terminate this Agreement pursuant to Clause 15 as a group and that no individual Promoter shall have the right to exercise such right without agreement of the other Promoters.

iii.
Effect of Termination Before Closing: The provisions of Clause 7 (Indemnity), Clause 9 (Resolution of Disputes), Clause 10 (Governing Law), Clause 13 (Confidentiality), Clause 16 (Miscellaneous Provisions) and this Clause 15.1(iii)shall survive the termination hereof.

15.2.	Termination after Completion.

i.	Grounds of Termination. This Agreement may be terminated after Completion as follows:

a.	If so agreed in writing by Promoters and Investors.

b.
By the Investor with immediate effect by notice in writing to the Promoters if the Company or any of the SMC Group Companies is declared insolvent, bankrupt, industrially sick, or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Company or any SMC Group Companies or if the Company or any SMC Group Companies are liquidated or dissolved.

c.
If the Promoters or Company or SMC Group Companies or any of them (the “Defaulting Party”) commits any material breach under this Agreement which has Material Adverse Effect, the Investors may terminate this Agreement with immediate effect if such material breach is not remedied within thirty (30) days after receipt by the Defaulting Party of a written notification of default from the Investor

d.
By the Promoters with immediate effect by notice in writing to the Investor, if the Investor is declared insolvent, bankrupt, industrially sick or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Investor or if the Investor is liquidated or dissolved.

e.
By the Investor, if at any time the facts emerge indicating that the Company and / or Promoters have intentionally withheld or suppressed information or made any misrepresentations which would have had a Material Adverse Effect.

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f.
By Investors only, on termination of the Share Subscription Agreement and/or Shareholders Agreement with SAM Global Securities Limited for any reason whatsoever attributable to the Company and the Promoters.

g.
By the Investor, if within four years from the signing of this Agreement, conditions exist that would allow for a listing of the Company’s equity shares on any agreed Indian stock exchange(s) as contemplated in Clause 5.8 of the Agreement and the Company and/or the Promoters decide for reasons of their own not to seek a listing or unless such listing is postponed at the request of  the Investor.

ii.
The provisions of Clause 6 (Representation and Warranty), Clause 7 (Indemnity), Clause 9 (Resolution of Disputes), Clause 10 (Governing Law), Clause 13 (Confidentiality), Clause 16 (Miscellaneous Provisions) and this Clause 15.2 (ii)shall survive the termination hereof.

16.	MISCELLANEOUS PROVISIONS

16.1.
Reservation of Rights: No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

16.2.
Cumulative Rights: All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

16.3.
Partial Invalidity: If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

16.4.
Amendments: No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties. The Parties may mutually agree to amend or waive any terms of this Agreement.

16.5.
Assignment: This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder to any of its Affiliates without the consent of the other Parties provided that Investor shall continue to be liable for the Investment Amount, subject to terms of this Agreement, irrespective of such assignment.

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16.6.
Entire Agreement: This Agreement constitutes the entire Agreement between the Parties with respect to the subscription and purchase of Subscription Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

16.7.
Relationship: None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

16.8.
Costs: Each Party shall bear its own expenses incurred in preparing this Agreement. The stamp duty and other costs payable: (i) on this Agreement, (ii) the issue of Subscription Shares to the Investor and (iii) transfer of shares in order to restructure the shareholding of SMC Group Companies as contemplated under this Agreement, shall be borne by the Company or SMC Group Companies.

16.9.
Force Majeure: No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed. However, it is agreed between the Parties that if such event continues for more than 60 (sixty) days the affected Party may terminate this Agreement thereafter, unless mutually agreed between the Parties.

16.10.
Severance: Any provision of this Agreement which is invalid or unenforceable under Applicable Law shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties including any provisions under Applicable Law, the Parties shall use reasonable efforts to agree upon a new provision which shall as nearly as possible have the same commercial effect as the inefficient provision.

16.11.
Good Faith Negotiations and Further Assurances: Subject to Clause 15.1, the Parties agree that if the transactions contemplated in this Agreement cannot be completed in the manner set forth herein, then the Parties shall use reasonable endeavours to enter into other transaction, no later than sixty (60) days from the expiration of one hundred and sixty five (165) days period from the Effective Date, that (a) would result in a substantially similar outcome and (b) do not materially prejudice any of the Parties. Each of the Parties further agrees that, during any such negotiations, it shall refrain from initiating any legal actions against the other Parties.

16.12.
Execution in Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

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16.13.
Authorisation: The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

Signature Page Follows:

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IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

Millennium India Acquisition Company Inc.	SMC Global Securities Limited

/s/ F JACOB CHERIAN	/s/ S.C. AGGARWAL
Name: Mr. F Jacob CHERIAN	Name: Mr. S.C. AGGARWAL
Title: CEO & President	Title: Chairman and
Managing Director

/s/ SUHEL KANUGA
Name: Mr. Suhel KANUGA
Title: CFO and Exec Vice President

PROMOTERS AND PROMOERS GROUP

/s/ M.C. GUPTA	/s/ S.C. AGGARWAL
Mr. M.C. GUPTA	Mr. S.C. AGGARWAL

/s/ M.C. GUPTA and /s/ S.C. AGGARWAL
Mr. M.C. GUPTA and Mr. S.C. AGGARWAL
(for and on behalf of following companies: (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited pursuant to respective board resolution dated May      , 2007)

/s/ S.C. AGGARWAL and /s/ M.C. GUPTA
Mr. S.C. AGGARWAL and Mr. M.C. Gupta (for and on behalf of the Promoter Group)

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SCHEDULE 1 -   PROMOTER AND PROMOTER GROUP

PROMOTERS

Name of Shareholders	No. of Shares	Percentage

Mahesh C. Gupta	1024850	13.66
Subhash Chand Aggarwal	1009550	13.45

PROMOTERS GROUP

Name of Shareholders	No. of Shares	Percentage
Sushma Gupta	833100	11.10
Hemlata Aggarwal	828500	11.04
Ginni Devi	220000	2.93
Madan Gopal Aggarwal	98400	1.31
Dinesh Chand Gupta	100100	1.33

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SCHEDULE 2 — COMPANY AND SMC GROUP COMPANIES

S. No.	Name of Company	Status	Activity

1. 2.	SMC Global Securities Limited SMC Group Companies
•  Registered as Member with NSE for Capital Market
•  Registered as Member with NSE as trading and clearing member in F&O segment Dealer of OTCEI and Member of Ludhiana Stock Exchange
•  AMFI registered mutual fund distributor
• Trading/ Broking in: - Capital Market Segment - Future & Option Market Segment • Mutual Fund Distribution • IPO Distribution • Online trading • Clearing member (F & O)
a)	SMC Comtrade Limited	Member NCDEX and MCX	Trading/Broking in Commodities
b)	SMC Comex International DMCC	Member DGCX	Trading/Broking in Commodities
c)	DSP Insurance Brokers Private Limited	Direct broker registered with IRDA	Broking and distribution of life and non-life insurance products
d)	Pulin Investment Private Limited	Investment Company	Investment
e)	Abhichhaya Investment Private Limited	Investment Company	Investment
f)	Nexgen Capitals Limited	Category-I Merchant Banker	Merchant Banking Activities

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SCHEDULE 3 – POST COMPLETION SHAREHOLDING STRUCTURE

SMC GLOBAL SECURITIES LIMITED

Name of Shareholders	No. of Shares	Percentage
Mahesh C. Gupta	1,024,850	11.62
Subhash Chand Aggarwal	1,009,550	11.45
Sushma Gupta	833,100	9.45
Hemlata Aggarwal	828,500	9.39
Ginni Devi	220,000	2.49
Madan Gopal Aggarwal	98,400	1.12
Dinesh Chand Gupta	100,100	1.14
Millennium India Acquistion Company Inc	1,314,054	14.90
Others	3,390,600	38.45

Total	8,819,154	100.00

SMC COMTRADE LIMITED

Name of Shareholder	No. of shares held	Percentage

SMC GLOBAL SECURITIES LTD.	99,994	99.994
M.G. Aggarwal	1	0.001
Sushma Gupta	1	0.001
Hemlata Aggarwal	1	0.001
Shyam Sunder Gupta	1	0.001
S.C. Aggarwal	1	0.001
Mr. Mahesh C. Gupta	1	0.001

TOTAL	100,000	100

SMC COMEX INTERNATIONAL DMCC

Name of Shareholder	No. of shares held	Percentage

SMC Comptrade Limited	1,300	100
	1,300	100

ABHICHHAYA INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45,600	100

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PULIN INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35,100	100

NEXGEN CAPITALS LIMITED

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1,141,897	44.93
Pulin Investments (P) Ltd.	1,195,363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2,541,660	100

DSP INSURANCE BROKERS (PRIVATE) LIMITED

Name of Shareholder	No of shares	Percentage

SMC Comtrade Limited	599,900	99.983
Mahesh C Gupta	100	0.017
TOTAL	600,000	100

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SCHEDULE 4 - CONDITIONS PRECEDENT

PART 1: CONDITIONS PRECEDENT OF PROMOTERS AND THE COMPANY

1.	Board approval by Company: The Board of Directors shall have passed necessary resolutions at duly constituted meetings approving the issue of the Subscription Shares.

2.
Shareholders approval by Company: The Company shall have been passed at a resolution at its general meeting approving resolution under section 81(1A) of the Act the preferential allotment of the Subscription Shares to the Investor.

3.
Increase Authorized Share Capital: The Company shall have increased its authorized share capital as necessary to issue the Subscription Shares to Investor and the Company shall have paid the necessary stamp duties and filed necessary forms with Registrar of Companies.

4.
Articles of Association.  Shareholders approval shall have been obtained for amending Articles of Association of the Company and SMC Group Companies in a manner necessary to facilitate the transaction contemplated by this Agreement.

5.
Shareholding of SMC Group Companies: Each of the SMC Group Companies shall have changed the existing shareholding structure in a manner to ensure that the shareholding of SMC Group Companies reflects the proposed shareholding structure as specified in Schedule 8 hereto.

6.
Material Adverse Effect. There shall not have been any event, such as, (i) termination or cancellation of material Licenses of the Company or SMC Group Company, (ii) any event that materially hinders the ability to consummate the transaction contemplated by this Agreement, (iii) any event that effects the business or operations of the Company or SMC Group Companies that has Material Adverse Effect.

7.	Listing. Obtain in-principal approval for listing of Subscription Shares on the regional stock exchanges where the shares of the Company are currently listed.

8.
Agreement. The Promoters of SAM Global Securities Limited, Investor and SAM Global Securities Limited shall have executed a Share Subscription Agreement and Shareholders Agreement in a form acceptable to the Parties and shall have completed the Closing as contemplated in such agreement.

9.	Dubai Subsidiary: The Promoters shall obtain certificate confirming that the Dubai subsidiary is in compliance of all applicable laws and regulations and in good standing.

10.
Employment Agreements. (i) The directors of the companies forming part of the SMC Group shall have entered into employment contracts with their respective companies setting out the specific terms and conditions of their employment with the company, (ii) All Key Employees (as set out in Annexure “3”) of the SMC Group Companies shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations, and (iii) All employees, on or before Completion or within 60 days from Completion, shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations.

11.
Compliance Certificate.  The Company and each of SMC Group Companies shall have obtained a certificate from a practicing Company Secretary confirming that the statutory records have been updated as required under Applicable Laws.

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12.
Bank details: The Company shall have provided details of the bank account of the Company maintained with the Authorised Dealer to the Investor for the purpose of receiving the Investment Amount under this Agreement.

13.
Financial Statements: The Investor shall have received from the Promoters and the Company (i) two years Balance Sheet and Profit and Loss Account for the period ended March 31, 2007 and March 31, 2006, and (ii) three years Profit and Loss Account for the period ended March 31, 2007, March 31, 2006 and March 31, 2005 (“Financial Statement”) prepared and translated in accordance with US GAAP and re-audited by a Public Company Accounting Oversight Board accounting firm acceptable to the Investor.

14.
No Objection Letter: The Promoters, the Company and SMC Group Companies shall have delivered to the Investor a No Objection Letter pursuant to Press Note No. 1 and Press Note No. 3 of 2005, in a form attached as Annexure “2” of this Agreement and shall be signed and delivered to the Investor by the Promoters, the Company and SMC Group Companies on or before Completion.

15.
Change of Name. Make application for change of corporate name of DSP Insurance Brokers Private Limited to such other name as is approved by the Board of Directors and the Registrar of Companies and Insurance Regulatory and Development Authority of India dropping the words “DSP” from the corporate name.

16.
Regulatory Approvals: The Promoters, the Company and SMC Group Companies shall have obtained necessary regulatory approvals as specified in Schedule 9 attached hereto and complied with the requirements of Listing Agreement with respect to the transaction as contemplated in this Agreement and the resulting change in the shareholding of the SMC Group Companies, directly or indirectly, shall be in compliance with the requirements of Applicable Laws.

17.	Financial Statement. The translation and re-audit of Financial Statements in US GAAP shall not have resulted in any variance of more than 25% to the Financial Statements prepared under Indian GAAP.

18.
Name License Agreement. Mr. M.C. Gupta, Mr. S.C. Aggarwal and SAM Global Securities Limited shall have executed a Name License Agreement with the Company for assigning the use of the words “SMC” as part of its corporate name at a nominal fee and agreeing that a similar license shall not be given to any other entity engaged in the similar line of Business except as provided in the Disclosure Schedule. Provided that such companies shall execute similar agreement with the Company confirming that it shall not permit use of the word “SMC” to any other entity without prior approval of the Company.

PART 2: CONDITIONS PRECEDENT OF INVESTOR

1.	Financial Statements: The translation and re-audit of Financial Statements in US GAAP shall not have resulted in any variance of more than 25% from the Financial Statements prepared under Indian GAAP.

2.
Consent by Investor: (i) US Securities and Exchange Commission would have advised that there are no further comments to the proxy statement filed by the Investor in accordance with the requirements of the laws of United States, (ii) the shareholders of the Investor would have passed resolution approving the investments in the Company, and (iii) holders of no greater than 19.9% of equity interest of the Investor should have sought redemption of their equity shares;

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3.	KYC Compliance: The Investor shall have satisfied the Know Your Client norms to ascertain that the Investor is an ‘eligible investor’ in accordance with the laws of United States;

4.	Regulatory Approvals: The Investor shall have obtained Foreign Investment Promotion Board approval as specified in Schedule 9 attached hereto.

5.
Agreement. The Promoters of SAM Global Securities Limited, Investor and SAM Global Securities Limited shall have executed a Share Subscription Agreement and Shareholders Agreement in a form acceptable to the Parties and shall have completed the Closing as contemplated in such agreement.

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SCHEDULE 5 – RESTRICTED ACTIONS

Any and all of the following actions by Promoters, the Company and/or SMC Group Companies prior to the Completion Date shall be subject to prior consent of the Investor:

1.
Charter Documents. Cause or permit any amendments to its Memorandum of Association or Articles of Association save and except as may be required to give effect to the transactions contemplated by this Agreement.

2.	Dividends. Declare or pay any dividends on or make any other distributions (whether in cash, shares, securities or property) in respect of any of its share capital.

3.
Share Capital. Issue or split, combine or reclassify any of its share capital or issue or authorize the issuance of any Derivative Securities, or repurchase or otherwise acquire, directly or indirectly, any shares or Derivative Securities.

4.
Transfer.  Transfer of any shares or Securities in the Company by Promoter or Promoter Group (except amongst Promoter Group or Promoters spouse and lineal antecedent and descendent) or the Company in SMC Group Companies to any third party.

5.
Issuance of Securities. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of Company or Derivative Securities, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating Company to issue any such shares or Securities.

6.	Dispositions. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets, except in the Ordinary Course of Business, consistent with past practice.

7.
Payment of Obligations. Pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the Ordinary Course of Business.

8.	Capital Expenditures. Make any capital expenditures, capital additions or capital improvements in excess of rupee equivalent of INR 82 Million in the aggregate in each Financial Year.

9.	Insurance. Materially reduce the amount of any insurance coverage provided by existing insurance policies other than in the Ordinary Course of Business.

10.	Termination or Waiver. Terminate or waive any right or benefit of substantial value other than in the Ordinary Course of Business.

11.
Employee Benefit Plans, New Hires, Pay Increases. Amend any company employee plan or adopt any plan that would constitute a company employee plan, pay any special bonus, special remuneration or special non-cash benefit, or increase the benefits, salaries or wage rates of its employees, save and except in the Ordinary Course of Business.

12.
Severance Arrangements. Grant or pay any severance or termination pay or benefits (i) to any director or officer, or (ii) except for payments made pursuant to written agreements outstanding on the date hereof, to any other employee.

13.
Lawsuits. Commence a lawsuit other than in such cases where the company in good faith determines that a failure to commence such suit would result in the material impairment of a valuable aspect of the company’s business, provided that it consults with the Investor prior to the filing of such a suit.

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14.
Acquisitions. Acquire or agree to acquire by merging with, or by purchasing a substantial portion of the shares, Securities or assets of, or by any other manner, any business or any company, partnership, association or other business organization division thereof or otherwise acquire or agree to acquire any assets that are material individually or in the aggregate, to the Business other than in the Ordinary Course of Business.

15.
Taxes. Other than in the Ordinary Course of Business, make or change any election in respect of taxes, adopt or change any accounting method in respect of taxes, file any tax return or any amendment to a tax return, settle any claim or assessment in respect of taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes.

16.
Revaluation. Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the Ordinary Course of Business or as required by changes in Indian GAAP.

17.	Listing: All decisions with respect to listing of the Company.

18.	Liquidation: Voluntary liquidation or dissolution of the company or any bankruptcy action in relation to the company.

19.	Other. Take or agree in writing or otherwise to take, any of the actions described in Clause 1 through 18 above.

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SCHEDULE 6 - CONDITION SUBSEQUENT

1)
Key Persons Provisions: The Company shall maintain Directors’ and Officers’ insurance for members of its Board of Directors in amounts considered reasonable by the Company and consistent with market practice in India.

2)
Key Man Insurance: The Company shall purchase Key Man Insurance policy of such amounts as may be decided by the Board, with benefits payable to the Company, covering the Key Employees and such of the Promoters as may be identified by the Company.

3)
RBI Reporting. The Company shall also ensure that within 30 days from the Completion Date, the relevant forms of the Company are filed with the concerned regulatory authorities including the Registrar of Companies, Reserve Bank of India, etc. in accordance with the provisions of Applicable Law.

4)	Condition Precedent. Any Conditions Precedent not fulfilled at the time of Completion and not entirely waived in writing.

5)
Periodical Financial Statements. The Company shall and the Promoters shall ensure that the Investor is furnished with its quarterly financial statements prepared under Indian GAAP duly translated and audited (if required under Applicable Laws) as per the US GAAP within 42 days of closure of the quarter and annual financial statements prepared in accordance with US GAAP and audited by a Public Company Accounting Oversight Board top 6 accounting firm within 87 days of closure of the financial year, so that the Investor may file the same with the US Securities Exchange Commission.  The Company and the Promoters shall ensure that the Investor is informed of any and all material occurrences on an ongoing basis within 4 working days of such occurrence so that the Investor may file the same with the US Securities Exchange Commission.

6)	Continued guarantee. Promoters shall continue to maintain the personal guarantee issued by them for the financial facilities obtained by the Company and SMC Group Companies from the lenders.

7)
Employment Contracts. All employees, on or before Completion or within 60 days from Completion, shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations.

8)
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four (4) years from the date of Completion.

9)	Name License Agreement. The Promoters or the Company shall not permit the use of words “SMC” to any other entity engaged in the similar line of Business.

10)	Any other items specifically agreed between the Parties and reasonably requested by the Investor.

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SCHEDULE 7 - REPRESENTATIONS AND WARRANTIES

PART 1 -  REPRESENTATION AND WARRANTY FROM THE COMPANY AND PROMOTERS

REPRESENTATIONS AND WARRANTIES

Prior to the execution and delivery of this Agreement, the Company and the Promoters, have together delivered to the Investor a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Disclosure Schedule” as set out in Annexure 3).

Any exception or qualification set forth in the Disclosure Schedule with respect to a particular representation or warranty contained in this Agreement, shall be deemed to be an exception or qualification with respect to all other applicable representations and warranties contained in this Agreement, but only where the relevance of such disclosure to such other representations or warranties is reasonably apparent from the text of such disclosure.

The Company and the Promoters (for themselves and on behalf of the SMC Group Companies) are hereinafter referred to as “Warrantors”.

1	The Promoters, jointly and severally, represent and warrant to the Investor as follows:

1.1	Binding Agreement.

i)
Each of the Promoters have the full legal right, power, authority and capacity to execute, deliver and fully perform such Promoter’s obligations under this Agreement and any documents contemplated hereby to which any of Promoters is a party according to their respective terms.

ii)
This Agreement and any documents contemplated hereby to which any of Promoters is a party have been duly executed and delivered by such Promoter and constitute the legal, valid and binding agreement of such Promoter enforceable against such Promoter in accordance with its terms, except to the extent that: (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor’s rights generally, and (b) the remedy of specific performance or injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

1.2
Bankruptcy. No Bankruptcy Matter of any character affecting all or any of the Promoters are pending or threatened, and none of the Promoters have made any assignment for the benefit of creditors or taken any action in contemplation of, or which would constitute the basis for any Bankruptcy Matter.

1.3
Non-Contravention. The execution, delivery and performance by all and any of the Promoters of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both) and the consummation by each of the Promoters of the transactions contemplated hereby or thereby do not: (a) other than for Clause 2.5 hereof require the consent of any third party; (b) conflict with, result in a breach of, or constitute a default under, any Applicable Law; (c) violate any agreement, indenture, instrument, note, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which any of the Promoters is a party or by which any of the Promoters may be bound; (d) violate any order, injunction judgment or decree of any Government Authority by which any of the Promoters may be bound; (e) constitute an act of bankruptcy, preference, insolvency or fraudulent conveyance under any bankruptcy act or other Applicable Law for the protection of debtors or creditors; or (f) conflict with or result in any breach or violation of the terms, conditions or provisions of the Charter Documents (defined below). None of the Promoters is a party to, or bound by, any agreement or commitment that prohibits or restricts the execution and delivery by any of the Promoters of this Agreement or the consummation of the transactions contemplated hereby.

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1.4
Litigation. There is no action, claim, suit, Proceedings or investigation pending or threatened by or against or affecting all or any of the Promoters which questions the validity of this Agreement or the right of any of the Promoters to enter into it, or to consummate the transactions contemplated hereby, or which could result in any change in the equity ownership of all or any of the Promoters in the Company. None of the Promoters is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any Governmental Authority, and there is no investigation pending or threatened that could prohibit or restrict the execution and delivery by any of the Promoters of this Agreement or the consummation of the transactions contemplated hereby.

1.5
No conflicting interest. Except as disclosed in Section 1.5 of the Disclosure Schedule, none of the Promoters own, beneficially or of record, directly or indirectly, any share capital or other ownership or proprietary interest in any partnership, association, trust joint venture, limited liability company, or other entity that is in direct or indirect competition with the Company or SMC Group Companies.

2	The Warrantors, jointly and severally represent and warrant to the Investor as follows:

2.1	Binding Agreement:

i)
The Company and SMC Group Companies have all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and subject to receipt of proposed necessary regulatory approvals as specified in Schedule 9, to perform their obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby. There are no other regulatory approvals required for consummating the transaction contemplated under this Agreement other than the approvals as set out in Schedule 9.

ii)
The execution and delivery of this Agreement and the other agreements contemplated hereby, by the Company and SMC Group Companies, the performance by the Company and SMC Group Companies of their obligations hereunder and thereunder and the consummation of the transactions contemplated hereby or thereby have been duly authorized by the board of directors of the Company and SMC Group Companies, and no other action on the part of the Company and SMC Group Companies is necessary to authorize the execution and delivery of this Agreement or any other agreements contemplated hereby by the Company and SMC Group Companies or the performance by the Company and SMC Group Companies of their obligations hereunder and thereunder or the consummation by the Company and SMC Group Companies of the transactions contemplated hereby or thereby, except for the receipt of proposed regulatory approvals as specified in Schedule 9 and lenders consent (as referred to in Schedule 2).

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iii)
This Agreement has been duly executed and delivered by the Company and SMC Group Companies, and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by the Company and SMC Group Companies will each constitute (in each case assuming due authorization, execution and delivery by the other parties thereto), a legally valid and binding obligation of the Company and SMC Group Companies, enforceable against the Company and SMC Group Companies in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to: (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor’s rights generally, and (b) the remedy of specific performance or injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

2.2	Organization:

i)
The Company and SMC Group Companies are companies incorporated, validly existing and in good standing under the Indian Companies Act, 1956, and each of them have all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on its business in all material respects as currently conducted. The Company and SMC Group Companies are duly qualified to do business as an Indian corporation and in good standing under the laws of India..

ii)
True and complete copies of the Memorandum and Articles of Association of the Company and SMC Group Companies, as amended and in effect as of the date of this Agreement, have been made available to the Investor (“Charter Documents”).

iii)	The Company and SMC Group Companies are not in violation of any of the provisions of the Charter Documents.

iv)
True and complete copies of the minutes of all meetings of the board of directors and the shareholders of the Company and SMC Group Companies have been made available by the Company and SMC Group Companies to the Investor.

2.3
Bankruptcy. No Bankruptcy Matter of any character affecting the Company or SMC Group Companies is pending or threatened, and Company or SMC Group Companies have not made any assignment for the benefit of creditors or taken any action in contemplation of, or which would constitute the basis for any Bankruptcy Matter.

2.4	Capitalization:

i)
Section 2.4 of the Disclosure Schedule, sets out the existing authorized, issued and paid-up share capital of the Company and SMC Group Companies. Except as set forth in Section 2.4, no other Securities of the Company and SMC Group Companies are issued or outstanding. All such issued and outstanding Securities shall have been duly authorized and validly issued, and were not issued in violation of any preemptive or similar rights created by statute or the Charter Documents.

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ii)	The Company and SMC Group Companies or any agreement to which the Warrantors are a party or by which they are bound, and have been issued in compliance with Applicable Law.

iii)
The Company has complete and unrestricted power and the unqualified right to issue, transfer and deliver to the Investor, and upon consummation of the transactions contemplated by this Agreement, the Investor will acquire good and valid and marketable title to all of the Subscription Shares, free and clear of all Liens. Section 2.4 of the Disclosure Schedule sets out the indirect shareholding of the Investor in SMC Group Companies, upon Completion.

iv)
As of the date of this Agreement, there are: (a) no outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the Shares to which the Warrantors are a party, or by which they are bound, obligating the Warrantors to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire any Securities, (b) no outstanding or authorized share appreciation, phantom share, profit participation, or other similar rights with respect to the Company and SMC Group Companies, and (c) no voting agreements, member agreements, proxies or other agreements or understandings in effect to which the Warrantors are a party, or by which they are bound, with respect to the governance of the Company and SMC Group Companies or the voting or transfer of any Securities.

2.5
Third Party Consents. Other than consents and regulatory approvals required for consummating the transaction as set out in Schedule 9, no consent, approval, authorization, order, filing, registration, declaration or qualification of or with any Government Authority or third Person is required to be obtained by the Warrantors in connection with the execution and delivery by the Warrantors of this Agreement or consummation of the transactions contemplated hereby. The Warrantors specifically represent and warrant that the proposed transaction does not require any consent from the lenders of the Company or SMC Group Companies.

2.6	Financial Statements:

i)
The audited consolidated financial statements of the Company and SMC Group Companies (including the balance sheet and the related statements of income and cash flows) as of and for each of the 12-month periods ended March 31, 2006, March 31, 2005 and March 31, 2004, and the un-audited and unconsolidated financial statements of the Company for the nine months period ended on December 31, 2006 (the “The Financial Statements”) are attached in Section 2.6 of the Disclosure Schedule.

ii)	Except as set forth therein, the Financial Statements have been prepared in accordance with Indian GAAP applied on a consistent basis throughout the periods indicated therein.

iii)
The Financial Statements present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and SMC Group Companies as of the respective dates and during the respective periods indicated therein.

iv)
All accounts receivable, including without limitation, all trade amounts receivable and other obligations from clients and customers, whether or not evidenced by a note (collectively, “Accounts Receivable”): (a) are bona fide receivables incurred in the Ordinary Course of Business, and (b) are not currently the subject of any counterclaim, or a claim for a chargeback, deduction, credit, set off or other offset, other than in the Ordinary Course of Business and as reflected by the reserve for bad debts recorded on the Financial Statements. No Person has any Encumbrance on any Accounts Receivable or any part thereof.

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v)	There are no agreement for deduction, free services, discount or other deferred price or quantity adjustment made by the Company or SMC Group Companies exceeding in aggregate of INR 4,000,000.

vi)
Undisclosed Liabilities: The Company or SMC Group Companies do not have any Liabilities of a nature that is required to be reflected on a balance sheet or in the financial notes thereto in accordance with Indian GAAP, except as: (i) reflected in, reserved against or disclosed in the Financial Statements; (ii) disclosed in Section 2.6 of the Disclosure Schedule, (iii) incurred in the Ordinary Course of Business since March 31, 2006.

2.7
Certain Changes or Events: Except as expressly contemplated by this Agreement or as disclosed in Section 2.7 of the Disclosure Schedule, since the Audited Financial Statements Date and through the date of this Agreement, the Company and SMC Group Companies have conducted its business (including, without limitation, its cash management customs and practices (e.g., collection of receivables, payment of payables, and maintenance of credit practices)) only in the Ordinary Course of Business. Since such date through the date of this Agreement, there has not been, occurred or arisen:

i)	any material damage to, or destruction or loss of, any of the material assets or properties of the Company and/or SMC Group Companies other than related to information technology;

ii)
any declaration, setting aside or payment of any dividend, or other distribution or capital return in respect of any Shares or Securities or other equity security, or any redemption, repurchase or other acquisition by the Company and/or SMC Group Companies;

iii)
any sale, pledge, assignment, transfer, lease, guarantee, encumbrance, license or other disposition, or agreement to sell, pledge, assign, transfer, lease, guarantee, encumber, license or otherwise dispose of, any property, asset or interest therein of the Company and/or the SMC Group Companies otherwise than in the Ordinary Course of Business;

iv)
any acquisition (by merger, consolidation or other combination, or acquisition of shares or assets or otherwise) by the Company and/or SMC Group Companies other than over INR 41 million for each such acquisition;

v)	any change in any method of accounting or accounting practice used by the Company and/or SMC Group Companies, other than such changes as are required by Indian GAAP;

vi)
any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, share option, share purchase or other employee benefit plan (other than any such increases required under the applicable terms of any such plan or Applicable Law), or any other increase in the compensation payable or to become payable to any officers of the Company and/or SMC Group Companies, other than in the Ordinary Course of Business;

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vii)
any issuance by the Company and/or SMC Group Companies of any Securities convertible, exchangeable or exercisable into any equity securities or warrants, options or other rights to acquire equity shares;

viii)	any termination, cancellation or any modification of a material term of any Listed Contracts, other than this Agreement.

2.8	Intellectual Property.

i)
Section 2.8 of the Disclosure Schedule contains a true, correct and complete list of all (i) Indian and foreign patent and patents applications, the number, issue date, title and priority information for each country in which such patent has been issued, or the application number, date of filing, title and priority information for each country in which a patent application is pending; (ii) registered and unregistered trademarks, trade names or service marks, logos, designs and slogans, the application serial number or registration number thereof, if applicable, the class of goods or services or the description of the goods or services covered thereby, the jurisdiction in which such trade name or trademark is registered or filed, and the expiration date for each jurisdiction in which such trademark or trade name has been registered or filed; (iii) registered copyrights, the number and date of registration thereof for each country in which a copyright has been registered and (iv) domain names and applications for registration of domain names, in each case included in the Proprietary Rights.

ii)
Except as disclosed in Section 2.8 of the Disclosure Schedule, (i) the operation of the business, including the use of the Owned Proprietary Rights, does not infringe or misappropriate or otherwise materially violate the Proprietary Rights of any third party, and no claim is pending or, to the Knowledge of the Warrantors, threatened against the Company or any SMC  Group Companies alleging any of the foregoing, (ii) the Company and SMC Group Companies owns, or has necessary licenses all of the Proprietary Rights necessary for the conduct of the business, and (iii) except for the Owned Proprietary Rights and the Licensed Proprietary Rights, no material right, license, lease, consent, or other agreement is required with respect to any Proprietary Right for the conduct of the Business.

iii)
Subject only to the terms of the licenses listed in Section 2.8 of the Disclosure Schedule or licenses that are immaterial to the Ordinary Course of Business of the Company and/or any SMC Group Companies, or except as disclosed in Section 2.8 of the Disclosure Schedule, the Company or an SMC Group Companies is (i) the sole owner of the entire and unencumbered right, title and interest in and to each item of the Owned Proprietary Rights, and (ii) entitled to use the Owned Proprietary Rights and Licensed Proprietary Rights in the ordinary course of its business to the extent such Proprietary Rights are used in the operation of the business.

iv)
Except as disclosed in Section 2.8 of the Disclosure Schedule, the Owned Proprietary Rights and Licensed Proprietary Rights include all of the material Proprietary Rights used in the business, and there are no other items of Proprietary Rights that are material to the business of the Company and SMC Group Companies.

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v)
The Company and SMC Group Companies have made available to Investor for inspection during the due diligence by the Investor all material correspondence and all written opinions in its possession relating to potential infringement or misappropriation (a) by the Company or any SMC Group Companies of any Proprietary Rights of any third party, or (b) by any third party of any of the Owned Proprietary Rights or Licensed Proprietary Rights.

vi)
Except as disclosed in Section 2.8 of the Disclosure Schedule, to the Knowledge of the Warrantors, (i) no third party is engaging in any activity that infringes or misappropriates the Owned Proprietary Rights or Licensed Proprietary Rights and (ii) the Company and the SMC Group Companies have not granted any material license or other right to any third party with respect to the Owned Proprietary Rights or Licensed Proprietary Rights.

vii)
The Company and the SMC Group Companies have a license to use all software development tools, library functions, compilers and other third-party software that are used in the operation of the business and are material to the business, taken as a whole.  To the Knowledge of Warrantors, all material software used in the business is free of all viruses, worms and Trojan horses, and does not contain any critical bugs, errors, or problems, in each case that reasonably would be expected to have a material adverse impact on the business, taken as a whole.

viii)
The Company and each of the SMC Group Companies have secured valid written assignments or agreements from all current and former consultants and employees who contributed to the creation or development of the material Owned Proprietary Rights used or held for use by the Company or the SMC Group Companies, in each case assigning such Person’s ownership interest therein.  All employees of, consultants to or vendors of the Company or any SMC Group Companies with access to confidential information of the Company or any SMC Group Companies are parties to written agreements under which, among other things, each such employee, consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company or any SMC Group Companies.  To the Knowledge of Warrantors, none of the employees, consultants or vendors of the Company or any SMC Group Companies is in violation of such agreements.

3	Contracts.

3.1
As of the date of this Agreement, Section 3.1 of the Disclosure Schedule contains a true, correct and complete list of all contracts in excess of INR 41 Million referred to in clauses (i) through (xv), inclusive, of this Section 3.1 to which the Company or any SMC Group Companies is a party (each, a “Listed Contract” and, collectively, the “Listed Contracts”).  True, correct and complete copies of each Listed Contract have been made available to the Investor:

i)
Contract notes (other than in the Ordinary Course of Business), debentures, other evidences of indebtedness, guarantees, loans, credit or financing agreements or instruments, or other Listed Contracts for money borrowed, including any agreements or commitments for future loans, credit or financing;

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ii)
Contracts with any labor union or contracts for the employment of any Person on a full-time, part-time or consulting basis or any consulting, termination or severance agreements to the extent there remain payment obligations to be performed by the Company or any SMC Group Companies;

iii)	leases of real property from or to a Person;

iv)	leases, rental or occupancy agreements, installment and conditional sale agreements, and other Contracts affecting the ownership of, leasing of, title to, use of, or any

v)
leasehold or other interest in, any personal property or asset involving individual annual aggregate payments in excess of INR 20.5 million and which are not terminable by the Company or an SMC Group Companies  without penalty or further payment or without more than 90 days’ notice;

vi)
joint venture, partnership or limited liability company agreements involving a share of profits, losses, costs or liabilities (excluding agreements with third parties involving the co-branding and hosting of websites under a revenue sharing arrangement);

vii)
Contracts explicitly requiring fixed expenditures after the date of this Agreement in an amount in excess of INR 20.5 million which are not terminable by the Company or an SMC Group Companies without penalty at its discretion;

viii)
Contracts with any Person that generated consolidated net revenues for the Company and SMC Group Companies during the twelve months ended March 31, 2007 in excess of INR 20.5 million other than brokerage contracts;

ix)
licensing agreements with respect to proprietary rights that obligate the Company or any SMC Group Companies to make royalty payments, license fee payments or other similar payments after the date of this Agreement;

x)
Listed Contracts between the Company or an SMC Group Companies, on the one hand, and any director, officer, equity holder or Affiliate of the Company or any SMC Group Companies, on the other hand, or any former director, officer, equity holder or Affiliate to the extent there remain payment or issuance of equity obligations to be performed by the Company or any SMC Group Companies pursuant to such Listed Contracts;

xi)
Listed Contracts containing covenants limiting the freedom of the Company or any SMC Group Companies in any material respect to compete with any Person in any line of business or in any area or territory;

xii)
all Listed Contracts that result in any Person holding a power of attorney from the Company or any SMC Group Companies that relates to the Company, any SMC Group Companies or their respective businesses (other than powers of attorney granted in the ordinary course of business to (i) patent counsel engaged in the prosecution of patents, trademark counsel and their agents engaged in applying for trademarks and accountants engaged in filing tax returns, and (ii) employees of the Company or any SMC Group Companies to act on behalf of the Company or such SMC Group Companies with respect to Taxes); and

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xiii)	all other Listed Contracts, whether or not made in the ordinary course of business, the termination of which would reasonably be expected to have a Material Adverse Effect.

xiv)
Except for such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Listed Contract is in full force and effect and represents a legally valid and binding obligation of the Company or an SMC Group Companies which is a party thereto, (ii)  the Company and each SMC Group Companies has performed, in all material respects, all obligations required to be performed by it under each of the Listed Contracts to which it is a party and, to the Knowledge of the Warrantors, each other party to such Listed Contracts has performed, in all material respects, all obligations required to be performed by it under such Listed Contracts, and (iii) neither the Company nor any SMC Group Companies is in material breach or violation of, or material default under, any of the Listed Contracts to which it is a party, nor has the Company or any SMC Group Companies received any written notice that it has materially breached, violated or defaulted under any of the Listed Contracts to which it is a party except for income from brokerage.

xv)
Except as set forth on Section 3.1 of the Disclosure Schedule, as of the date of this Agreement, neither the Company nor SMC Group Companies nor the Warrantors have received any notice, nor has any Knowledge, that any Person that generated consolidated net revenues for the Company or SMC Group Companies during the twelve months ended Match 31, 2006 in excess of INR 20.5 million intends to terminate, materially reduce (i.e., reduction by more than 5% from actual consolidated net revenues for such twelve month period) or otherwise materially alter its business or relationship with the Company or any SMC Group Companies and no such Person has terminated, materially reduced or otherwise materially altered its business or relationship with the Company or any SMC Group Companies in the last twelve (12) months.

3.2	Taxes:

i)
The Company and the SMC Group Companies have timely filed and if there has been a delay, with late fee payment) with the appropriate taxing authorities each Tax Return required to be filed prior to the date that such Tax Return became delinquent.

ii)
All such Tax Returns filed are complete and accurate in all material respects, and all Taxes shown to be due and payable on such Tax Returns have been paid, except for those Taxes which are being challenged in good faith and for which adequate reserves have been made.

iii)
All unpaid Taxes payable by the Company and SMC Group Companies for periods (or portions thereof) ending on or before March 31, 2007, whether or not disputed, are adequately reserved in accordance with Indian GAAP on the Financial Statements.

iv)	Neither the Company nor SMC Group Companies are the beneficiaries of any extension of time within which to file any Tax Return.

v)	There are no material Encumbrances for Taxes on any of the assets of the Company and SMC Group Companies.

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3.3	Except as set forth in Section 3.3 of the Disclosure Schedule:

i)
no deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Tax has been proposed, asserted or assessed by any taxing authority against the Company and/or SMC Group Companies;

ii)
there is no Action or audit now in progress, pending or, to the Knowledge of the Company and SMC Group Companies and/or the Promoters, threatened against or with respect to the Company and/or SMC Group Companies with respect to any Tax;

iii)
neither the Company nor the SMC Group Companies is a party to or bound by any Tax allocation or Tax sharing agreement or has any current or potential contractual obligation to indemnify any other Person with respect to Taxes;

iv)
no claim has ever been made by a taxing authority in a jurisdiction where the Company and SMC Group Companies does not pay Tax or file Tax Returns that the Company and SMC Group Companies are or may be subject to Taxes assessed by such jurisdiction; and

v)
The Company and SMC Group Companies have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

3.4
Section 3.4 of the Disclosure Schedule contains a list of states, territories and jurisdictions (whether foreign or domestic) in which the Company and SMC Group Companies are required to file Tax Returns relating to its operations.

3.5
Litigation and Governmental Orders: Except as set forth in Section 3.5 of the Disclosure Schedule, (a) there are no material Actions pending or, to the Knowledge of the Warrantors, threatened against the Warrantors, any of the assets or properties of the Warrantors, or any of the, directors and/or officers of Warrantors, and (b) none of the Warrantor or their respective assets or properties are subject to any material Governmental Authority relating specifically to Warrantor or any of their respective assets or properties.

3.6	Compliance with Laws:

i)	The business of the Company and SMC Group Companies are being conducted in compliance with all Applicable Laws.

ii)
The Company and SMC Group Companies are in compliance with the terms and requirements of all Licenses. The Company and SMC Group Companies have not received any written notice or other written communication from any Governmental Authority regarding: (a) any revocation, withdrawal, suspension, termination or modification of, or the imposition of any conditions with respect to any Licenses, (b) any violation of any Applicable Law by Company or SMC Group Companies, or (c) any other limitations on the conduct of business by Warrantors.

iii)
The Company and SMC Group Companies are not in violation of any term of provision of: (a) its Charter Documents, or (b) any Applicable Law or regulatory approval applicable to, or which is binding upon, or affects it or any of its assets or revenues or the operation of their business. Any non-compliances have been disclosed in Section 3.6 of the Disclosure Schedule and there are no outstanding penalties payable to any Governmental Authority except as set out in Section 3.6 of the Disclosure Schedule.

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iv)
The Company has completed necessary filings with the authorized dealer in connection with the incorporation of SMC Comex International DMCC in Dubai including filing of Form ODA in accordance with the FEMA (Transfer and Issue of any Foreign Security) Regulations.

v)	There has not been any breach with respect to compliance of the requirements of the listing agreement by the Company.

vi)	All contract notes (issued to the clients) used by the Company or SMC Group Companies are in compliance with the requirements of Applicable Law.

3.7	Licenses:

i)	Set forth in Section 3.7 of the Disclosure Schedule is a list of all Licenses held by the Company and SMC Group Companies which are required for the Business.

ii)	The Company and SMC Group Companies have all Licenses required to permit the Company and SMC Group Companies to conduct their respective parts of the business.

iii)
All of the Licenses held by or issued to the Company and SMC Group Companies are in full force and effect, and the Company and SMC Group Companies is a party thereto is and has been in full compliance with each such Licenses held by or issued to it and all applicable laws, rules, regulations, bye-laws, and circulars in this regard, including all reporting and filing requirements.

3.8
Immovable Property. Section 3.8 of the Disclosure Schedule lists all real property owned by the Company and SMC Group Companies (“Owned Real Property”).  Section 3.8 of the Disclosure Schedule also lists all real property leased from or to a third party by the Company or any SMC Group Companies (“Leased Real Property”). Except as set forth on Section 3.8 of the Disclosure Schedule, the Company or one of the SMC Group Companies has a valid and subsisting title to all Owned Real Property and/or has a valid and subsisting leasehold estate in, and enjoys peaceful and undisturbed possession of, all Leased Real Property, subject only to any (i) Permitted Encumbrance, and (ii) except where the failure to have such interests or possession would not, individually or in the aggregate, reasonably be expected to materially impair the Company or the SMC Group Companies use of such parcel of Owned or Leased Real Property for the uses for which it is currently intended.

3.9	Employee Benefit Matters:

i)
To the Knowledge of the Warrantors, there are no claimed and/or outstanding dues, including salary, provident fund, or gratuity, of any employees, agents, advisors, and/or consultants of the Company and SMC Group Companies.

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ii)	The Company and SMC Group Companies have been in full and complete compliance of all labour and industrial laws that are applicable to the Company and SMC Group Companies as per Applicable Laws.

3.10
Labor Matters: The Warrantors are not party to any labour agreement with respect to its employees with any labour organization, group or association, nor, to the Knowledge of the Warrantors, the Company and SMC Group Companies there been any attempts to organize the employees of within the one (1) year period prior to the date of this Agreement. There is no labor strike, labor disturbance or work stoppage pending against the Company and SMC Group Companies.  There are no labour disputes, administrative proceedings or court complaints pending or threathened, to the Knowledge of Warrantors, before any Governmental Authority or any court or agency concerning alleged employment discrimination or any other matters relating to the employment of labor. No officer or key employee of the Company and SMC Group Companies has given oral or written notice of termination of his or her relationship with the Company and/or SMC Group Companies. Employees of the Company and each of the SMC Group Companies are required to adhere to the insider trading policy applicable to their respective employer company and that there have been no breaches of the same and appropriate indemnities in this regard.

3.11
Environmental Matters: Company is into service industry and Environment Laws are not applicable to the Company and any of the SMC Group Companies and accordingly: (i) to the Knowledge of Warrantors, no hazardous material is present at any Owned or Leased Real Property in violation of any Environmental Law; (ii) neither the Company nor any of the SMC Group Companies has engaged in any hazardous materials activity in violation of any Environmental Law and (iii) no action is pending or, to the Knowledge of the Company or SMC Group Companies, threatened against the Company or any SMC  Group Companies concerning any of the hazardous materials activities of the Company and the SMC  Group Companies, or hazardous materials activity on any Owned or Leased Real Property.

3.12	Insurance:

i)
All requisite insurance cover, including  indemnity, fire, crimes and liability, errors and omissions, workers’ compensation, vehicular, and other insurance including those prescribed by the exchanges and/or regulatory authorities have been taken or held as of date by the Company and SMC Group Companies and the same is valid and in full force and effect.

ii)
The Company and SMC Group Companies are not in default with respect to any material provision contained in any such insurance policies, nor has the Company and SMC Group Companies failed to give any material notice or present any material claim under any such insurance policies in due and timely fashion.

iii)	The Company and SMC Group Companies have not received any written notice of cancellation or non renewal of any such insurance policies.

3.13	Websites:

i)
Section 3.13 of the Disclosure Schedule sets forth a true, accurate and complete list of all domain names for websites that are owned or used by the Company and SMC Group Companies (the “Websites”). Except as disclosed in Section 3.13 of the Disclosure Schedule with respect to each Website, the Company and SMC Group Companies: (i) possesses all legal rights to the exclusive use of the domain names with respect thereto; (ii) to the Knowledge of the Warrantors and based on current traffic forecasts for its Websites, has adequate computer and personnel resources to help ensure that no service outages will occur due to insufficient data-storage, memory, server or other related reasons which would reasonably be expected to have a Materially Adverse Effect on the operation of the business; and (iii) has taken commercially reasonable steps to protect the confidentiality, integrity and security of their software, databases, systems, networks and Websites and all information stored or contained therein or transmitted thereby from unauthorized or improper access, modification, transmittal or use. Further, all domain name used by the Company or the SMC Group Companies and registered in individual name of Ramanand Garg has been transferred to and now owned by the Company.

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ii)
The Company and SMC Group Companies do not distributes Spyware or Adware in connection with the Business. “Spyware” means any software that covertly gathers information regarding user online activity through the user’s Internet connection (i.e., without notice that such information may be gathered), whether or not such software is bundled as a hidden component of a toolbar or like application, other than information: (i) reasonably gathered in connection with services or information provided by the Company and SMC Group Companies to such users, including without limitation through or via “cookies”, or (ii) that is not associated with Personally Identifiable Information.  “Personally Identifiable Information” means data that identifies a particular person, by name, address, telephone number, electronic mail address, social security number, permanent account number, unique client code, bank account number or credit card number. “Adware” means any software that causes advertising to pop-up as a new window (over or under) on the user’s computer based on the user’s online activity (other than advertisements that the Company and SMC Group Companies serves to visitors to their respective Websites while those visitors are visiting or exiting such Websites) or which is used to distribute Spyware.

iii)
The Company and SMC Group Companies and the Promoters have not: (i) violated in any material respect the rights of any Person with respect to Personally Identifiable Information provided under any applicable Law including, without limitation, rights respecting (x) privacy generally, and (y) the obtaining, storing, using, sharing or transmitting of Personally Identifiable Information of any type, whether via electronic means or otherwise; or (ii) failed in any material respect to comply with the published privacy policies as applicable from time to time.

3.14
Internal Controls. The Company and SMC Group Companies maintains a system of internal accounting controls that is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with the management’s general or specific authorizations: (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with the management’s general or specific authorization; and (iv) except as disclosed in Section 3.14 of the Disclosure Schedule, the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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3.15
Investor Proxy Statement: None of the information to be supplied by the Warrantors for inclusion in the Investor Proxy Statement at the time of the mailing of the Investor Proxy Statement and each amendment or supplement thereto, and at the time of the Investor Special Meeting, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

3.16
Brokers: Except for Beejay Investments and Financial Consultants Private Limited and Singhi Advisors Limited (the “Financial Advisors”), who are entitled to certain investment banking and advisory fees to be mutually agreed in connection with the transactions contemplated by this Agreement, no broker, finder, investment banker or other person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement. Prior to the date of this Agreement, the Warrantors have delivered to the Investor a true and complete copy of all agreements between the Warrantors and Financial Advisors pursuant to which the Financial Advisors would be entitled to any payment.

3.17	Competition and Trade Relations:

i)	None of the Company and SMC Group Companies have entered into any restrictive practices and/or arrangements.

ii)
None of the Company and SMC Group Companies have received or are exchanging any communications with or from, or any notifications (including pending notifications) to, any governmental or regulatory authority under any anti-trust regulatory or similar legislation.

iii)	No judgment, ruling, finding, order or any other decision, preliminary or final, of any anti-trust regulatory authority or of any court binding on the Company and SMC Group Companies has been passed.

iv)
There are no current or pending investigations by, or proceedings before, any antitrust or relevant regulatory authority or any court, including any pending threat by an anti-trust or relevant regulatory authority to open any such investigations or proceedings in respect of the Company and SMC Group Companies.

3.18
Related Party Transaction. All related party transactions between the Warrantors and their relatives or group entities have been disclosed in Section 3.18 of the Disclosure Schedule other than in the Ordinary Course of Business. All transactions with the related parties have been at arms length except for the transactions with employees and relatives and family members and their companies are not disclosed separately which is an industry practice.

3.19
Representations Complete. None of the representations or warranties made by the Warrantors herein or in any schedule or exhibit hereto, including the Disclosure Schedule, or certificate furnished pursuant to this Agreement or any written statement furnished to the Investor pursuant hereto or in connection with the transactions contemplated hereby, contain, or will contain at the Closing Date any untrue statement of a material fact, or omits or will omit at the Closing Date to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

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PART 2 -REPRESENTATIONS AND WARRANTIES OF INVESTOR

Prior to the execution and delivery of this Agreement by the Investor, the Investor has delivered to the Company and Promoters a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Investor Disclosure Schedule” attached as Annexure “4”).  Any exception or qualification set forth in the Investor Disclosure Schedule with respect to a particular representation or warranty contained in this Agreement shall be deemed to be an exception or qualification with respect to all other applicable representations and warranties contained in this Agreement, but only where the relevance of such disclosure to such other representations or warranties is reasonably apparent from the text of such disclosure.  Nothing in the Investor Disclosure Schedule is intended to broaden the scope of any representation, warranty or covenant of the Investor contained in this Agreement.  Subject to the exceptions and qualifications set forth in the Investor Disclosure Schedule, the Investor represents and warrants to the Company and Promoters as follows:

1
Authority:  The Investor has all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the other agreements contemplated hereby by the Investor, the performance by the Investor of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby or thereby have been duly authorized by the directors of the Investor, and, except for the approval of this Agreement and the other agreements contemplated hereby and the transactions contemplated hereby and thereby by the holders of a majority of the Investor’s outstanding and publicly traded shares of common stock present and voting at a special meeting of the Investor’s stockholders to be convened for that purpose (the “Investor Stockholders’ Approval”), no other action on the part of Investor is necessary to authorize the execution and delivery of this Agreement or any other agreements contemplated hereby by the Investor or the performance by the Investor of its obligations hereunder and thereunder or the consummation by the Investor of the transactions contemplated hereby or thereby.  This Agreement has been duly executed and delivered by the Investor, and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by the Investor will each constitute (in each case assuming due authorization, execution and delivery by the other parties thereto), a legally valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to (i) the effect of any Applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Applicable Laws affecting creditors’ rights and relief of debtors generally and (ii) the effect of rules of law and general principles of equity, including rules of law and general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2
Organization:  The Investor is a company incorporated, validly existing and in good standing under the General Corporation Law of the State of Delaware, and has all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on its business in all material respects as currently conducted.  True and complete copies of the certificate of incorporation (the “Investor Charter Document”) [and Bylaws (the “Investor’s Bylaws”)] of the Investor, [each] as amended and in effect as of the date of this Agreement, have been made available to the Company and Promoters.  The Investor is not in violation of any of the provisions of the Investor Charter Document or the Investor’s Bylaws.

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3	Investor Capitalization:

3.1
As of the date of this Agreement, 9,062,500  shares of Investor’s common stock are issued and outstanding.  Except as set forth under Section 3(a) of the Investor Disclosure Schedule, no other equity securities of the Investor are issued or outstanding.  All such issued and outstanding shares of common stock have been duly authorized and validly issued, and were not issued in violation of any preemptive or similar rights created by statute, the Investor Charter Documents, the Investor’s Bylaws or any agreement to which the Investor is a party or by which it is bound, and have been issued in compliance with applicable U.S. Federal securities Laws.

3.2
As of the date of this Agreement, except as set forth in Section 3.2 of the Investor Disclosure Schedule, there are (i) no outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the shares of common stock to which the Investor is a party, or by which it is bound, obligating the Investor to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of common stock, and (ii) no outstanding or authorized share appreciation, phantom share, profit participation, or other similar rights with respect to the Investor.

3.3
As of the date of this Agreement, except as set forth in Section 3.3 of the Investor Disclosure Schedule, there are (i) no rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the shares of common stock to which the Investor is a party, or by which it is bound, obligating the Investor to repurchase, redeem or otherwise acquire any issued and outstanding shares of common stock ; and (ii) no voting agreements, member agreements, proxies or other agreements or understandings in effect to which the Investor is a party, or by which it is bound, with respect to the governance of Investor or the voting or transfer of any shares of common stock.

4	Investor Subsidiaries:

4.1
Section 4(a) of the Investor Disclosure Schedule sets forth (i) the legal name of the Investor’s Dubai Subsidiary as of the date of this Agreement and (ii) the proposed capitalization thereof and the proposed ownership of interest in the Investor’s Dubai Subsidiary. All issued and outstanding equity interests in the Investor’s Dubai Subsidiary will be owned beneficially and of record by the Investor, free and clear of all Encumbrances of any kind or any restrictions on the right to vote, sell or otherwise dispose of such equity interest. No Person other than the Investor will have any economic interest in, or right to participate in, the earnings of the Investor’s Dubai Subsidiary.

4.2
When incorporated the Investor’s Dubai Subsidiary will be duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and have the requisite power and authority to own, operate or lease the respective properties and assets that it may own, operate or lease, and carry on its business in all material respects. The Investor’s Dubai Subsidiary will be duly qualified to do business as a foreign entity, and be in good standing, under the Laws of the jurisdiction in which the character of its properties are owned, operated or leased, or the nature of its activities, makes such qualification necessary.

5
Conflicts and Consents:  The execution and delivery by the Investor of this Agreement and the other agreements contemplated hereby, the performance by the Investor of its obligations hereunder and thereunder and the consummation by the Investor of the transactions contemplated hereby and thereby does not and will not (i) conflict with or result in a violation of the Investor Charter Document or the Investor’s Bylaws or any equivalent organizational documents of any Investor Subsidiary; (ii) conflict with or result in a violation of any Governmental Order or Law applicable to the Investor, or any Investor Subsidiary or any of their respective assets or properties; or (iii) except for the Investor Shareholders Approval, require any consent or approval under, result in a breach of, or constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a material default) under, or give rise to any rights of termination, amendment, modification, acceleration or cancellation of or loss of any benefit under, or result in the creation of any Encumbrance on any of the assets or properties of the Investor or any Investor Subsidiary pursuant to any Contract or any material Permit.

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6
Governmental Consents, Approvals, Etc.:  Except as set forth in Section 6 of the Investor Disclosure Schedule, no consent, waiver, approval, authorization, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Authority is required to be made or obtained by the Investor or any Investor Subsidiary in connection with the execution and delivery of this Agreement by the Investor or the consummation by the Investor of the transactions contemplated by this Agreement.

7
Litigation and Governmental Orders:  There are no material Actions pending or, to the Knowledge of the Investor, threatened against the Investor or any Investor Subsidiary, any of the assets or properties of the Investor or any Investor Subsidiary, or any of the directors and officers of the Investor or any Investor Subsidiary in their capacity as directors or officers of the Investor or any Investor Subsidiary, and none of the Investor, any Investor Subsidiary or their respective assets or properties is subject to any material Governmental Order relating specifically to the Investor, any Investor Subsidiary or any of their respective assets or properties.

8
Compliance with Laws:  Neither the Investor nor any Investor Subsidiary has received any written notice from any Governmental Authority to the effect that the Investor or any Investor Subsidiary is not in compliance with any applicable Law.

9
Investor SEC Reports:  Since its inception, the Investor has filed all reports, registration statements and other documents, together with any amendments thereto, required to be filed under the Securities Act and the Exchange Act, and the Investor will file all such reports, registration statements and other documents required to be filed by the Investor from the date of this Agreement to the Closing Date (all such reports, registration statements and documents filed or to be filed with the SEC, are collectively referred to as “Investor SEC Reports”).  As of their respective dates, the Investor SEC Reports complied or will comply in all material respects with all rules and regulations promulgated by the SEC and did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Investor has provided to the Company and Promoters a true and complete copy of all Investor SEC Reports filed on or prior to the date hereof, and will promptly provide to the Company and Promoters a true and complete copy of any such reports filed after the date hereof and prior to the Closing Date.

10
Investor Proxy Statement:  None of the information to be supplied by the Investor or any Investor Subsidiary for inclusion in the Investor Proxy Statement at the time of the mailing of the Investor Proxy Statement and each amendment or supplement thereto, and at the time of the Investor Special Meeting, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

11
Brokers:  Except for Step Two Corporation Limited (the “Investor Financial Advisor”), which is entitled to certain investment banking and advisory fees in connection with the transactions contemplated by this Agreement, no broker, finder, investment banker or other person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor, any Investor Subsidiary, or any of their respective Affiliates.

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SCHEDULE 8 – PRE-COMPLETION SHAREHOLDING OF SMC GROUP COMPANIES

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SMC Global Securities Limited

Name of Shareholders	No. of Shares	Percentage
Mahesh C. Gupta	1024850	13.66
Subhash Chand Aggarwal	1009550	13.45
Sushma Gupta	833100	11.10
Hemlata Aggarwal	828500	11.04
Ginni Devi	220000	2.93
Madan Gopal Aggarwal	98400	1.31
Dinesh Chand Gupta	100100	1.33
Others	3390600	45.18
Total	7505100	100.00

SMC Comtrade Limited

Name of Shareholder	No of shares	Percentage

SMC GLOBAL SECURITIES LTD.	99994	99.994
M.G. Aggarwal	1	0.001
Sushma Gupta	1	0.001
Hemlata Aggarwal	1	0.001
Shyam Sunder Gupta	1	0.001
S.C. Aggarwal	1	0.001
Mr. Mahesh C. Gupta	1	0.001

TOTAL	100000	100

SMC Comex International Limited

Name of Shareholder	No of shares	Percentage

SMC Comtrade Limited	1300	100

TOTAL	1300	100

DSP Insurance Brokers Private Limited

Name of Shareholder	No of Shares	Percentage

SMC Comtrade Limited	599,900	99.983
Mahesh C Gupta	100	0.017
TOTAL	600000	100

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Abhichhaya Investments Private Limited

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45600	100

Pulin Investments Private Limited

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35100	100

Nexgen Capitals Limited

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1141897	44.93
Pulin Investments (P) Ltd.	1195363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2541660	100

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SCHEDULE 9 – LIST OF REGULATORY APPROVALS

Regulatory approval for Investor in India:

»	Approval from Foreign Investment Promotion Board for Investor to acquire Investor Shares in the Company and for Company to hold downstream investments in SMC Group Companies.

Regulatory approval for the Company, Promoters and SMC Group Companies:

Name of Company	Activities	FDI regulations	Regulatory Approval required prior change in shareholding
SMC Global Securities Limited	» Investment is Shares & Securities » NSE Trading, Clearing Member & F&O Segment	» 100% permitted to certain capitalization requirements	• NSE • Ludhiana Stock Exchange • Calcutta Stock Exchange • Delhi Stock Exchange • Ahmedabad Stock Exchange
SMC Comtrade Limited (100% subsidiary of SMC Global Securities Limited)	Member – NCDEX & MCX	FDI up to 49% is permitted subject ot FIPB’s approval.	Prior approval from for change in shareholding in Dominant Promoter Group : • MCX • NCDEX
SMC Comex International DMCC	License Certificate issued by UAE Securities and Commodities Authority and Trading License issued by the Dubai Multi-Commodities Centre	-	Intimation required before change in shareholding
DSP Insurances Brokers Private Limited (100 % subsidiary of SMC Comtrade)	Direct Brokers licensed with IRDA
FDI upto 26% is permissible under the Automatic Route

Subject to Licensing by the Insurance Regulatory & Development Authority. Regulation 10(2) of the IRDA (Insurance Brokers) Regulations, 2002 restricts non-resident interest in insurance broking companies to 26%.
Approval from IRDA
Pulin Investment Private Limited	Investment Company	NIL	NIL
Abhichaya Investments Private Limited	Investment Company	NIL	NIL
Nexgen Capitals Limited	Category I Merchant Banker	FDI upto 100% is permissible under the automatic route subject to certain minimum capitalization requirements	Prior approval as per Regulation 9A (1) (a) and (b) SEBI (MB) Regulation, 1992

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SCHEDULE 10 – LIST OF CLOSING DELIVERABLES

1)
A certificate signed by the Promoters and the Company to the effect that the Representations and Warranties contained in this Agreement, continue to be true and correct as on the Completion Date with the same effect as though such Representations and Warranties had been made as of such date.

2)	A certificate signed by the Promoters and the Company confirming the fulfillment of the Conditions Precedent.

3)	A certificate from the Warrantors confirming that there has not been any Material Adverse Effect from the Effective Date to the Completion Date.

4)
Original share certificates or credit to the depository account provided by the Investor that evidences the Subscription Shares being issued and allotted to the Investor in accordance with the provisions of this Agreement.

5)	Certified true copies of the Register of Member of the Company and SMC Group Companies confirming the proposed shareholding as set out in Schedule 3.

6)
No Objection Letter pursuant to Press Note No. 1 and Press Note No. 3 of 2005, in a form set out in Annexure “2” shall be signed and delivered to the Investor by the Promoters, the Company and SMC Group Companies.

7)
Articles of Association of the Company and SMC Group Companies amended in a form acceptable to the Investor to reflect the provisions of the Shareholders Agreement to be adopted on or at Completion Date.

8)	Certified copies of board and shareholders resolutions of the Company approving execution of the Agreement and issue of Subscription Shares and transfer of Purchased Shares to Investor.

9)	Certified true copies of the regulatory approvals as specified in Schedule 9.

10)	Chartered accountant certificate for fair value of shares as required under Foreign Exchange Management Act, 1999 and the guidelines of Reserve Bank of India.

11)	Certificate from Company Secretary in Whole Time Practice confirming that the statutory records of the Company and SMC Group Companies are in accordance with the requirements of the Act.

12)	Such other documents as are required under this Agreement and not specifically set out above and reasonably requested by the Investor.

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 ANNEXURE 1 – FORM OF SHAREHOLDERS AGREEMENT

[Attached separately with this Agreement]

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ANNEXURE 2 – FORM OF NO OBJECTION LETTER
[On the letterhead of SMC Limited]

NO OBJECTION LETTER
[         , 2007]

Millennium India Acquisition Company Inc.
330 East, 38th Street,
Suite 46C,
New York,
NY 10016, USA

Dear Sirs,

Re:  No Objection Letter from SMC Global Securities Limited (the “Company”)

We write with reference to the understanding and arrangement with the Shareholders Agreement dated ● 2007, entered into by and between Millennium India Acquisition Company Inc., SMC Global Securities Limited (“Company”) and the Promoters of the Company.

1.
We hereby irrevocable declare, acknowledge and confirm that Millennium India Acquisition Company Inc., their nominees, assignees, affiliates, subsidiaries and/or group companies (Collectively “Millennium”), shall not be subject to any restrictions or objections from us from entering into any business, opportunities, investments, joint ventures, collaborations, partnerships, alliances, enterprise, technology transfer, technology license, trademark agreement or any other collaboration, agreement or arrangement, by itself or through its subsidiaries, affiliates, joint ventures, partnerships, offices, representatives, contractors, or otherwise howsoever, in or outside India.

2.
We hereby irrevocably waive, for purposes of any Indian legal or regulatory requirements, any objection we may have in connection with any proposal by Millennium for investment in any business / arrangement with any person, including but not limited to waiver of our rights under Press Note 1 and 3 of 2005 of the Department of Industrial Promotion and Policy, Government of India in any business or activity other than financial services (i.e. stock broking, commodities broking, insurance broking and merchant banking) for a period of 5 years from the date of issue of this letter or termination of the Shareholders Agreement, whichever is earlier. However, this restriction will exclude proposed investments by Millennium in SAM Global Securities Limited.

3.
This no objection letter may be produced by Millennium to any government or regulatory authority in support of any proposal by Millennium for investment in any business / arrangement with any person. This letter may be treated as a declaration waiving our rights under Press Note 1 and 3 of 2005 of the Department of Industrial Promotion and Policy, Government of India. Our declaration and waiver under this letter is irrevocable. The contents of this letter shall be binding on us and on our heirs, executors, administrators, successors and permitted assigns.

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Yours sincerely,

_____________________________
Name: Mr. S.C. Aggarwal

_____________________________
Name: Mr. M.C. Gupta

SMC Global Securities Limited

_____________________________
Name:  Mr. S.C. Aggarwal
Title:    Chairman & Managing Director

_____________________________
Mr.S.C. Aggarwal  (for and on behalf of following companies: (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited pursuant to respective board resolution dated ●)

_____________________________
Mr. S.C. Aggarwal and Mr. M.C. Gupta (for and on behalf of the Promoter Group)

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ANNEXURE 3 – DISCLOSURE SCHEDULE

[Attached Separately]

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ANNEXURE 4 – INVESTOR DISCLOSURE SCHEDULE

[Attached Separately]

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ANNEX B

SHAREHOLDERS AGREEMENT

BETWEEN

MILLENNIUM INDIA ACQUISITION COMPANY INC

AND

SMC GLOBAL SECURITIES LIMITED

AND

PROMOTERS OF SMC GLOBAL SECURITIES LIMITED

Dated ______ day of May, 2007

3/F, Mahatma Gandhi Memorial Building,
7, Netaji Subhash Road, Charni Road (West),
Mumbai 400 002
Tel: (+91) 22 2281 1700
Fax: (+91) 22 2284 1800
E-mail: rajesh@aralaw.com

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SHAREHOLDERS AGREEMENT

1.	DEFINITIONS	2

2.	COMPANY	6

3.	ADDITIONAL CAPITAL	6

4.	CORPORATE GOVERNANCE	8

5.	RESTRICTIONS ON TRANSFER	12

6.	COVENANTS OF PROMOTERS	16

7.	CONFIDENTIALITY	18

8.	ADDITIONAL COVENANTS	18

9.	INDEMNIFICATION	20

10.	TERM	22

11.	TERMINATION	22

12.	RESOLUTION OF DISPUTES	23

13.	GOVERNING LAW	24

14.	NOTICES	24

15.	MISCELLANEOUS	25

SCHEDULES

SCHEDULE 1: PROMOTER AND PROMOTER GROUP

SCHEDULE 2: COMPANY AND SMC GROUP COMPANIES

SCHEDULE 3: KEY MANAGERIAL PERSONNEL

SCHEDULE 4: SHAREHOLDING STRUCTURE OF COMPANY AND SMC GROUP COMPANIES

SCHEDULE 5: AMENDED ARTICLES OF ASSOCIATION

SCHEDULE 6: SPECIFIED MATTERS

SCHEDULE 7: DEED OF ADHERENCE

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SHAREHOLDERS AGREEMENT

THIS SHAREHOLDERS AGREEMENT (this “Agreement”) is made as on this           day of May, 2007.

BETWEEN:

(1)
MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of Delaware, United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns); AND

(2)
SMC GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office at 17, Netaji Subhash Marg, Darya Ganj, New Delhi (hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors); AND

(3)	MR. S.C. AGGARWAL (“Promoter No. 1”), son of Mr. M. G. Aggarwal, Indian inhabitant, residing at C-335, Saraswati Vihar, New Delhi-110088; AND

(4)	MR. M.C. GUPTA, (“Promoter No. 2”), son of Mr. S.S. Gupta, Indian inhabitant residing at C-39, Anand Vihar I.P. Extention, New Delhi-110092; AND

(5)	Person and entities listed at Schedule 1 (“Promoter Group”) represented jointly by Mr. S.C. Aggarwal and Mr. M. C. Gupta.

Promoter No.1 and Promoter No.2 are collectively referred to as “Promoters”.

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W H E R E A S:

A.
The Company is engaged in the business of dealing in the security market as stock broker, distribution of mutual fund units, IPO distribution and has made an application to Securities and Exchange Board of India for registration as portfolio manager. The Company through SMC Group Companies (defined below) is engaged in the business of commodities trading, insurance broking, merchant banking and investments.

B.
Vide a Share Subscription Agreement dated       , May 2007, the Investor has agreed to subscribe for 1,314,054 Equity Shares in the Company constituting 14.90% of the issued and paid-up share capital of the Company (“Subscription Shares”) on a fully diluted basis and as a consequence, an indirect proportionate shareholding in the SMC Group Companies listed in Schedule 2 hereto.

C.
The Parties wish to record in writing the terms and conditions applicable to the future relationships between the shareholders of the Company inter se and between the Company and its shareholders, and matters ancillary thereto.

NOW, THEREFORE, IN CONSIDERATION OF THE COVENANTS AND REPRESENTATIONS SET FORTH HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE PARTIES, INTENDING TO BE LEGALLY BOUND AGREE, AS FOLLOWS:

1.	DEFINITIONS

1.1
Capitalized terms used but not defined in this Agreement shall have the meanings assigned to them in the Share Subscription Agreement. In this Agreement, the following terms, to the extent not inconsistent with the context thereof or otherwise defined herein, shall have the following meanings assigned to them herein below:

a.	“Act” shall mean the Indian Companies Act, 1956 and any amendment thereto or any other succeeding enactment for the time being in force;

b.
“Affiliate” in relation to the Investor, being a corporate entity, means any entity, which is a subsidiary (with Investor, directly or indirectly, holding 50.1% or more shares) of the Investor including the Investor’s Dubai Subsidiary;

c.
 “Agreement” shall mean this Shareholders Agreement together with the annexures thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement;

d.
“Applicable Law” shall mean any applicable constitution, treaty, statute, rule, regulation, ordinance, order, directive, code, judgment, decree, injunction, or any interpretation, determination, award, permit, license, authorization, directive requirement, ruling or decision of, agreement with, or by a Government Authority;

e.	"Articles of Association" means the Articles of Association of Company from time to time;

f.	"Board" means the board of directors of the Company or any of the SMC Group Companies, as the context may require;

g.	"Business" means the business carried on by the Company including the business carried on by each of the SMC Group Companies;

h.	“Company” means SMC Global Securities Limited and for the purposes of Clause 4 of this Agreement shall also include the SMC Group Companies;

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i.	"Completion" means the completion of the subscription by the Investor, and the allotment and issue by the Company to the Investor, of the Subscription Shares;

j.	"Completion Date" means the date on which Completion takes place in accordance with the provisions of the Subscription Agreement;

k.
"Covered Activity" means direct or indirect participation, whether or not for compensation, in the ownership, management or control of, or the provisions of advisory, consulting or any other services to, any business or entity engaged in a business or activity identical or similar to or that directly or indirectly competes with, the Business or any business or activities that may be commenced by Company or any of the SMC Group Companies after the Completion Date;

l.
"Damages" means all claims, demands, actions, causes of action, assessments by a Government Authority, losses, investigations, proceedings, damages, penalties, fines, costs, payments, expenses and judgments, including interest and penalties and reasonable attorneys’ fees, disbursements and expenses;

m.	“Directors” means the directors on the Board;

n.	"Equity Shares" means voting equity shares with a par value of Rs. 10/- (Rupees Ten) each in the authorised and issued share capital of the Company;

o.	“Effective Date” means the date of Completion.

p.
‘Governmental Authority’ shall mean any administrative agency, commission, court or other governmental or regulatory authority or instrumentality, whether central, state, local or municipal or judicial, quasi-judicial or administrative forum, including but not limited to, ministries and departments of the Government of India and Tax authorities in India and US.

q.
“Group Companies” shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited, (vii) SAM Global Securities Limited.

r.
"Indian GAAP" means statements of generally accepted accounting practice recommended by the Institute of Chartered Accountants of India and, where there are no principles recommended, the accounting principles accepted in India and consistently applied from period to period and throughout any period in accordance with the past practices of the Company;

s.	"India" means the Republic of India as constituted from time to time;

t.	"Key Managerial Personnel" means the persons listed in Schedule 3 hereto;

u.
"Lien" means, with respect to any property or asset, any mortgage, pledge, hypothecation, charge, assignment, deposit arrangement, encumbrance, security interest, lien, voting agreement, right of first refusal, conditional sale agreement, title retention agreement, restriction, easement, option, fiduciary assignment and any security or similar agreement of any kind or nature whatsoever;

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v.
“Material Breach” shall mean any failure, neglect, breach or default by the Promoters in complying with the following: (i) restrictions and obligations in relation to transfer of the Equity Shares held by the Promoters and Promoter Group and Company in relation to SMC Group Companies (Clause 5.1, Clause 5.2 and Clause 5.4), (ii) appointment of Investor Director (Clause 4.1.1.1) and appointment of observer (Clause 4.1.1.6) (iii) appointment of Investor Alternate Director (Clause 4.1.3), (iv) listing of the Equity Shares of the Company as required under Clause 6.3.,(v) anti-dilution right in Clause 5.8 and affirmative right of the Investor as indicated in the specified matters listed out in Schedule 6 at point (a), (b), (d), (f), (h), (k), (l), (q). It will also include any failure, breach or default by Promoters or Promoter Group or the Company in relation to SMC Group Companies to vote through their respective appointed/nominated director or proxies otherwise than as required under the Agreement for the above provisions;

w.	"Memorandum" means the Memorandum of Association of Company from time to time;

x.
“Ordinary Course of Business” shall mean the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency), but only to the extent consistent with Applicable Law and the custom of entities engaged in the same business as the existing business of the Company or SMC Group Companies, as the case may be;

y.
"Person" means a human being, labor organization, partnership, association, joint venture, corporation, limited liability company, legal representative, trustee, trustee in bankruptcy, receiver or any other legal entity whatsoever;

z.	“SEBI” means the Securities and Exchange Board of India;

aa.	"Securities" shall have the meaning ascribed thereto in Clause 2(h) of the Securities Contract (Regulation) Act, 1956;

bb.	"Shareholder" means shall mean Investor and Promoter Group collectively, and “Shareholder” shall mean any one of them individually;

cc.
“SMC Group Companies” shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited.

dd.
"Subscription Agreement" means the agreement headed "ShareSubscription Agreement" dated __May 2007, executed or to be executed between the Company, the Investor and the Promoters, and in terms of which the Investor will subscribe for, and the Company will allot and issue to the Investor, the Subscription Shares;

ee.
"Transaction Agreements" means (i) this Agreement, (ii) the Subscription Agreement, and (iii) any other agreements or documents included as a Transaction Agreement and designated as such by agreement in writing between the Parties.

1.2	Interpretation:

1.2.1	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation.

1.2.2	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

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1.2.2.1	Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

1.2.2.2	All statutory instruments or orders made pursuant to a statutory provision; and

1.2.2.3	Any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

1.2.2.4	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

1.2.2.5
Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

1.2.2.6	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

1.2.2.7	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

1.2.2.8
Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

1.2.2.9	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

1.2.2.10	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning

1.2.2.11
Reference to “Investor”, unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor. The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares and subsequent increase in the capital pursuant to the merger with SAM Global Securities Limited and any 100% subsidiary of the Company shall be included.

1.2.2.12	The words “include” and “including” shall be construed without limitation.

1.3
Any agreement, covenant, representation, warranty, undertaking or liability arising under this Agreement on the part of Promoters shall be deemed to be made or given by such Promoters jointly and severally. Without limiting the generality of the foregoing, whenever used in this Agreement, except as otherwise expressly provided, "Promoters" shall include each Promoter, jointly and severally and Promoters shall be jointly and severally liable for any obligations hereunder. However, it is clarified that for the purpose of indemnity the term Promoter shall include: (i) Mr. M.C. Gupta, (ii) Mr. S.C. Aggarwal, (iii) Mrs. Sushma Gupta, and (iv) Mrs. Hemlata Aggarwal and no other Promoters as indicated in the Promoter Group and any Promoters’ obligation to indemnify the Investor under this Agreement will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place.

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2.	COMPANY

2.1	As of the Completion Date, the authorized share capital of the Company shall be as follows:

Authorized Share Capital	No. of Shares	Value per Share
Rs. 20,00,00,000	1,50,00,000 Equity shares 50,00,000 Preference Shares	Rs. 10 Each Rs. 10 Each

2.2	As of the Completion Date, the issued, subscribed and paid-up share capital of Company shall be as follows:

Issued, Subscribed and Paid-up Share Capital	No. of Equity Shares	Value per Equity Share
Rs. 8,81,91,540	88,19,154	Rs. 10 each

2.3	As of the Completion Date, the shareholding structure of each of the SMC Group Companies shall be as reflected in Schedule 4 hereto.

2.4
On or prior to Completion, the Company shall convene a meeting of its shareholders and shall take all the necessary steps required to amend the Articles of Association of Company to reflect the form of the Articles of Association set out at Schedule 5. On or prior to Completion the Company shall also cause the SMC Group Companies to take necessary steps to amend their respective articles of association to suitably reflect the provisions of this Agreement. The Promoters agree to vote all of their Equity Shares in favor of all resolutions required in order to amend the Articles of Association as aforesaid.

2.5
The Company shall deliver to the Investor a certified true copy of the resolution of the general meeting/shareholders of the Company evidencing the amendment to the Articles of Association as stated above and a certified true copy of the filing receipt of Form 23 with the Registrar of Companies, regarding the same.

2.6
The Parties hereby agree that in the event of any inconsistency between the provisions of this Agreement and the Memorandum and Articles of Association, then the provisions of this Agreement will prevail and the Shareholders shall expeditiously amend the Memorandum and Articles of Association to remove any such inconsistency.

3.	ADDITIONAL CAPITAL

3.1
Additional Capital. If the Board of the Company, acting reasonably in the circumstances, decides at any time that borrowings from a bank or other outside sources are not desirable, and that funding by way of share capital is preferable to funding by way of loan account, which decision is approved in writing by the Investor (any time within (i) 2 years from the date of Completion, or (ii) listing of the Equity Shares of the Company at National Stock Exchange Limited or Bombay Stock Exchange Limited, whichever is later), the Board shall request the shareholders, by issuance of a notice (the "Funding Notice") to the shareholders of the Company, to contribute, within 30 (thirty) days or such other period as required under Applicable Law after the issuance of the Funding Notice (the "Funding Period") additional capital to Company, pro rata to their respective holdings of the issued and paid-up share capital of Company, by way of subscription for additional Equity Shares in accordance with Section 81(1) of the Act. Provided that the Funding Period shall be extended by any period reasonably necessary to obtain any Government or regulatory approval for the purpose of contributing such additional capital.

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3.2
Determination of price. If additional capital is to be contributed pursuant to Clause 3.1, then the subscription price for such additional Equity Shares shall be determined by the Board and set out in the Funding Notice. The Company shall, promptly upon the receipt of such subscription price, issue the appropriate number of Equity Shares based upon the payments received from the shareholders.

3.3
Failure to subscribe. In the event of a the Shareholder failing to subscribe for the additional Equity Shares offered to it within the Funding Period, such Equity Shares shall be offered to the other Shareholder.  In this event, the Shareholder shall be entitled to subscribe for all or any of the Equity Shares offered to it either itself or through its Affiliates or Promoter Group within 15 (fifteen) business days of receipt of the offer and irrespective of any change in the equity shareholding pattern of Company.

3.4
Restriction on Renunciation. The Shareholders shall not renounce the right in respect of Equity Shares offered for subscription in favor of any other Person (other than an Affiliate or Promoter Group, as the case may be) without first giving the other Shareholder, a reasonable opportunity to subscribe for the Equity Shares on the same terms and conditions that such right is proposed to be renounced in favor of any other Person (other than an Affiliate or Promoter Group of the renouncing Party). No such renunciation will be made by the Promoters in favor of any Person if such renunciation will be detrimental to the interests of the Company or the Investor.

3.5
Subscription through Affiliates or Promoter Group. Any Shareholder may subscribe for additional Equity Shares through any of its Affiliates or Promoter Group, as the case may be, under Clause 3.4, subject to the prior fulfillment of the following conditions:

3.5.1	such Affiliate shall previously have signed a Deed of Adherence;

3.5.2
prior to any such Affiliate ceasing to be an Affiliate of the relevant Shareholder, all of the Equity Shares held by such Affiliate in the Company shall be transferred to the Shareholder in question or to another Affiliate of the Shareholder in question;

3.5.3	the relevant Shareholder shall guarantee the performance by such Affiliate of its duties, obligations and liabilities under this Agreement; and

3.5.4	all the provisions of this Agreement that apply to the Shareholder shall apply to such Affiliate to the same extent.

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4.	CORPORATE GOVERNANCE

4.1.1	Composition of the Board

4.1.1.1
For and during the term of this Agreement, the Investor shall be entitled to nominate and maintain in office, one (1) non-executive Director to the Board of the Company, and to propose the removal of any Director so appointed from office and to recommend the appointment of another in the place of the Director so removed, provided that the Board shall, as soon as practicable and in any event prior to the consideration of any other matter, upon notice from the Investor, remove such Director and appoint as Director such replacement designated or nominated by the Investor ("Investor Director"). The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares and subsequent increase in the capital pursuant to the merger with SAM Global Securities Limited and any 100% subsidiary of the Company shall be included.

4.1.1.2
The Investor Director shall be liable to retire by rotation in accordance with the provisions of the Act, but upon such retirement shall be eligible for re-appointment, and shall be duly re-appointed as Director, it being the intention of the Parties that the Investor Director shall remain Director at all times up to the termination of this Agreement.

4.1.1.3
The Board shall have the overall responsibility for management of Company and may appoint and delegate such day to day functions to the chairman, the managing director, manager or to a committee, as it deems fit.

4.1.1.4	The Investor Director shall have all powers and privileges in accordance with Applicable Law.

4.1.1.6
Appointment of Observer. The Investor will have an option to appoint such “observer” in SMC Group Companies. If the Investor exercises its option to appoint such “observer”, the Company shall and Promoters shall ensure that such “observer” has the right to attend and speak at all such meetings of the SMC Group Companies and receives all notices, agendas, draft resolutions, reports and other documents provided by or on behalf of SMC Group Companies to its directors. It is clarified that the “observer” shall have no rights to vote at any such meetings of SMC Group Companies. The Company shall have and the Promoters shall have caused each of the SMC Group Companies to appoint a representative individual nominated by Investor as an “observer” with rights to attend all meetings of the board of directors, committees of the board of directors and the shareholders of each of the SMC Group Companies, if requested by the Investor at its discretion under this Clause 4.1.1.6.

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4.1.2	Qualification Shares. A Director need not hold any qualification shares.

4.1.3
Investor Alternate Director for Specified Matters. In the event that any Investor Director (an "Original Investor Director") is away for a continuous period of more than (3) months from the state in which the meetings of the Board are ordinarily held, the Board shall appoint another Director (an "InvestorAlternate Director") for and in place of the Original Investor Director. The Board shall only appoint such Investor Alternate Director nominated by the Investor. Such Investor Alternate Director shall be entitled to receive all materials supplied to Directors and shall also be entitled to attend all meetings of the Board and committees thereof in the absence of the Original Investor Director.

4.1.4
Committees . The Investor Director shall be entitled to attend all committees and sub-committees (by whatever name called) of the Board. The Investor Director shall be a necessary part of the quorum for every meeting of the committee or sub-committee of the Board where any Specified Matters are considered.

4.1.5	Liability of Investor Director

4.1.5.1	The Promoters and the Company expressly agree that the Investor Director will be a non-executive Director and subject to Applicable Law will be considered as independent director.

4.1.5.2
The Promoters and the Company expressly agree and undertake that the Investor Director shall not be in charge of, or responsible for the day to day management of the Company and shall not be deemed to be "officers in default" as the term is defined in the Act and shall accordingly not be liable for any default or failure of the Company in complying with the provisions of any Applicable Laws.

4.1.5.3
The Promoters and the Company expressly agree that the Investor Director shall not be identified as officer in default of the Company or occupier of any premises used by Company or an employer of the employees of Company.

4.1.5.4
Immediately upon Completion, the Company shall, and the Promoters shall ensure that Company shall, procure suitable Director and Officers Liability insurance of an amount of up to India Rupees Five Crores in favor of the Investor Director from a reputable insurance company acceptable to the Investor in respect of claims or liabilities resulting from the actions or omissions of the Investor Director as Directors of the Company for an amount acceptable to the Investor.

4.1.5.5
Voting for appointment of Directors. The Promoters shall vote their Equity Shares in favor of all resolutions required for the election of person nominated to be Investor Director by the Investor in accordance with Clause 4.1.1.

4.1.5.6
Withdrawal of Nomination. The Investor shall at any time be entitled to provide written notice to the Board withdrawing its nomination of any Investor Director. Such written notice shall take immediate effect. On receipt of such written notice, the Promoters shall be bound to cause their Directors to vote in favor of the removal of the Investor Director whose candidature is withdrawn by the Investor.

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4.2	Board Meetings

4.2.1
Number of Board Meetings. The Board shall meet at least 4 (four) times in every calendar year and at least once in every calendar quarter. All expenses and costs incurred for attending meetings of the Board by the Investor Director shall be borne by the Company. A Board meeting may also be held by teleconference or video conference and/or the presence of a Director at a meeting may be recorded if he is present over telephone or video conference, if such meeting or presence, as the case may be, is not contrary to law.

4.2.2
Notice for Board Meetings. At least 7 (seven) days prior written notice shall be given to each of the Directors of any meeting of the Board or a committee or sub-committee of the Board where any Specified Matter are being considered. Every notice to an Investor Director shall also be sent to one of its designated addresses in India. A meeting of such Board or a committee meting where Specified Matters are proposed to be considered may be held at shorter notice with the written consent (which may be signified by letter, facsimile or e-mail with receipt acknowledged) of a majority of Directors which shall include at least 1 (one) Investor Director.

4.2.3
Contents of the Notice. A reasonably detailed agenda shall be supplied to each Director along with the notice, together with the draft resolutions and other appropriate documentation with respect to agenda items calling for Board action, to adequately inform Directors regarding matters to come before the Board. Any Director wishing to place a matter on the agenda for any meeting of the Board may do so by communicating with the Chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all Directors of information with respect to the agenda items.

4.2.4
Quorum for Board meetings. A quorum of the Board shall include at least 1 (one) Investor Director at the commencement and throughout the duration of the meeting where any Specified Matters are proposed to be or are considered. If the Investor Director is not present at any meeting of the Board ("Initial Meeting"), the meeting shall be adjourned to the same time and place in the next week (unless otherwise agreed by all the Directors) or if that day is not a day to the immediately succeeding business day. Not less than 5 (five) days notice shall be given of any adjourned meeting ("Adjourned Meeting"). At the Adjourned Meeting, the Board, in the absence of the Investor Director, the Board can decide upon matters other than the Specified Matters as provided in Clause 4.3.5. If the Investor Director is unable to attend the Initial Meeting he shall on or before the date of the Adjourned Meeting convey in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Initial Meeting or the Adjourned Meeting. It is understood between the Parties, that the Promoters shall ensure that none of the Specified Matters will be taken up at the Shareholders Meeting (except an agenda item for dividend required under the Act to be taken-up at the Annual General Meeting of the Company) unless: (i) it has been approved at the Board meeting with Investor Director voting in favor of such resolution, or (ii) the Investor Director has given his affirmative consent in writing to take-up and consider such Specified Matter at the Shareholders meeting. The Promoters and the Company in so far as the SMC Group Companies are concerned shall not exercise their voting rights at the Board and/or the Shareholders meeting against the decision conveyed by the Investor Director.

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4.2.5
Decisions of the Board. Subject to Clause 4.3.5, each Director shall have 1 (one) vote and all decisions of the Board shall require the affirmative vote of a majority of the Directors at a duly convened meeting of the Board at which a quorum is present. In the event there is a vacancy on the Board and an individual has been designated to fill such vacancy, the first order of business shall be to fill such vacancy.

4.2.6
Circular Resolution for Specified Matters. Subject to Clause 4.3.5 and except for those actions required by the Act to be determined at a meeting of the Board, all decisions of the Board may be taken by circular resolution. The notice period for any circular resolution considering any Specified Matter shall be 7 (seven) days. The draft of the resolution must be circulated to all Directors including the Investor Director and as regards the Investor Director a copy shall also be sent to one of its designated addresses in India. Each circular resolution must be in writing and will be deemed to have been passed only when signed  by the Investor Director on any Specified Matter.

4.3	Shareholders Meetings

4.3.1
General Meetings. An annual general meeting of the Shareholders shall be held within 6 (six) months of the end of each financial year. Subject to the foregoing, the Board or any of the Shareholders may convene an extraordinary general meeting of the Shareholders whenever they deem appropriate.

4.3.2	Chairman for General Meeting. The chairman of the Board shall be the chairman for all general meetings. The chairman shall not have any second or casting vote.

4.3.3
Proxies. Any Shareholder may appoint another Person as his proxy (and in case of a corporate shareholder, an authorized representative) to attend a meeting and vote thereat on such Shareholder’s behalf, provided that the power given to such proxy must be in writing.

4.3.4
Quorum for General Meetings. To constitute a quorum for a general meeting of the Company where any Specified Matter is being considered, the presence in person or through proxy of an authorized representative of Investor shall be necessary at the commencement and throughout the duration of the meeting, unless the Investor has prior to the meeting conveyed in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Shareholders Meeting. The Promoters and the Company in so far as the SMC Group Companies are concerned shall not exercise their voting rights at the Shareholders Meeting against the decision conveyed by the Investor Director.

4.3.5	Specified Matters. Notwithstanding anything contained in this Agreement, during the subsistence of this Agreement:

4.3.5.1	Each of the Specified Matters as contained in Schedule 6 hereto shall be decided by the Company or the SMC Group Companies only through a resolution of its Board or shareholders, as the case may be.

4.3.5.2	No resolution or decision shall be passed or taken by the Board or the shareholders of the Company or the SMC Group Companies with respect to any of the Specified Matters unless:

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(i)	Such resolution or decision is approved by a majority of the Board, which majority includes the affirmative vote of an Investor Director, or

(ii)	Such resolution or decision is approved in writing by the Investor, or

(iii)	The Investor, by itself or through proxy, votes in favor of such resolution at a general meeting of such company.

4.3.6	Exercise of Voting & Other Rights

4.3.6.1
The Promoters and the Promoter Group and the Company, in so far as the SMC Group Companies is concerned undertake to ensure that they, their representatives and proxies representing them at the general meetings of the Company and the SMC Group Companies, shall at all times exercise their votes and through their respective appointed/nominated Directors (or alternate Directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually implement the spirit, intent and specific provisions of this Agreement.

4.3.6.2
If a resolution contrary to the terms of this Agreement is passed at any meeting of shareholders or at any meeting of the Board or any committee or sub-committee thereof, such resolution shall be null and void.

4.3.7
Avoidance of Conflict; Necessary Actions. Each Promoter shall vote all of its Equity Shares, and shall take all other actions necessary, to (i) ensure that the Company's Memorandum and Articles of Association facilitate and do not at any time conflict with any provision of this Agreement, and (ii) to ensure compliance by the Company of its obligations hereunder.

4.4
Related Party Transaction. From the date of Completion, all transactions of the Promoters with the Company and/or the SMC Group Companies for expenses, income, and/or any contingent liability exceeding in an amount of INR 41 million in any Financial Year will require the prior approval of the Investor and all related party transactions shall be conducted at commercially justifiable terms and the relationship will be conducted at an arm's-length basis.

5.	RESTRICTIONS ON TRANSFER

5.1
Restrictions on Transfer. The Promoters and Promoter Group shall not be permitted, directly or indirectly, and shall not agree to do any of the following during the continuance of this Agreement except (a) if required under or as contemplated in Clause 5.2 of this Agreement, or (b) with the prior written consent of the Investor:

5.1.1	transfer or exchange any Securities of the Company or SMC Group Companies other than in compliance with this Clause 5;

5.1.2	pledge, mortgage, Lien, charge or otherwise encumber any Securities of the Company or SMC Group Companies;

5.1.3	redeem any Securities of the Company or SMC Group Companies.

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5.2	Permitted Transfers.

5.2.1	Promoters and Promoter Group are permitted to transfer their Shares amongst individuals forming part of the Promoter Group, subject to compliance of and as permitted under Applicable Law;

5.2.2
Subject to compliance of Applicable Law the Promoters and Promoter Group may transfer upto 5% of the issued and paid-up share capital of the Company, to any third party (“Purchaser”) in a financial year (i.e. April 1 to March 31), subject to (i) the Promoters and Promoter Group shareholding in the Company not falling below 35% of the issued and paid-up share capital of the Company and (ii) the Promoters and Promoter Group not giving any favorable right to the Purchaser than that available to the Investor under the Shareholders Agreement;

5.2.3
Subject to compliance of Applicable Law, if the Promoters and the Promoter Group have divested their Shares to third party under Clause 5.2.2 of this Agreement, Promoters and Promoter Group may transfer, in each financial year (i.e. April 1 to March 31) up to further 5% of the issued and paid-up share capital of the Company to any third party, provided: (a) they continue to hold at least 25.1% of the issued and paid-up share capital of the Company, and (b) are in ‘control’ of the Company, and (c) the Company’s shares are listed on either the Bombay Stock Exchange Limited or the National Stock Exchange Limited, and (d) Promoters and Promoter Group complying with the requirements indicated in Clause 5.4 of this Agreement. The word ‘control’ for the purpose of this Clause 5.2.3 shall mean (i) the right to appoint majority of the directors of the Company, (ii) power to direct the management or policies of the Company and (iii) Promoters and/or Promoter Group continue to be classified as ‘Promoter’ of the Company under Applicable Law.

5.3
Invalid Transfers. The Company shall refuse to register any transfer or other disposition of Securities purported to be made by the Promoters in breach of any of the provisions herein contained. The Shareholders shall cause their nominees on the Board to cast their votes in such a manner as to ensure that the Company registers all transfers made in accordance with this Agreement.

5.4	Transfer of Shares by Promoter.

5.4.1
Notice of Transfer. From the date of this Agreement, in the event the Promoters or Promoter Group or any of them propose to transfer any of their Securities in the Company (the “Offered Shares”) under Clause 5.2.3, the Promoters and the Promoter Group shall first obtain and provide to the Investor a bonafide written offer from the proposed third party purchaser (the “Purchaser”) to purchase the Offered Shares. Such offer (the “Outside Offer”) shall:

5.4.1.1	State the identity of the Purchaser (including the proposed ultimate beneficial owner of the Offered Shares), and any group of companies of which such proposed Purchaser is a part;

5.4.1.2	State price per Share offered (“Offer Price”);

5.4.1.3	State the number of Shares to be transferred;

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5.4.1.4	State the other material terms and conditions of the Outside Offer; and

5.4.1.5
Contain an undertaking from the Purchaser that the Purchaser shall purchase the Shares held by Investor as of the date of the Outside Offer on the same price and terms as that offered to Promoter excluding non-compete premium to the extent of fifteen (15%) of the Offer Price.

5.4.2
Option of Investor. Within Thirty (30) days after receipt of the Outside Offer, the Investor shall have the option, exercisable in its sole discretion to sell equal number of its Shares of the Company to the Purchaser at the price and substantially in accordance with the terms set out in the Outside Offer in priority of the Promoter and/or Promoter Group. The Investor shall notify the Promoter in writing (the “Transfer Notice”) within Thirty (30) days after receipt of the Outside Offer of the manner of exercise of its option under Clause 5.4.2. If no such Transfer Notice shall have been received by the Promoter or Promoter Group on the expiry of such period of Thirty (30) days, the Investor shall be deemed to have refused to exercise its option under Clause 5.4.2, in which event Promoter may execute the transfer in favor of the Purchaser at the Offer Price and on the terms set forth in the Outside Offer within next Thirty (30) days thereafter, and can avail an additional premium of up to 15% of the Offer Price without offering it to Investor provided it is received as non-compete premium as may be permitted under Applicable Law. If the Promoters and/or Promoter Group fail to complete the transfer within this period of Thirty (30) days, the steps and procedure indicated in Clause 5.4 shall be again followed for any proposed transfer under this Clause 5.2.3.

5.5	Transfer of shares by Investor.

5.5.1
Investors shall have the right to sell all or part of the Shares as and when they desire without any restrictions. However, if any Investor, at any time during the subsistence of this Agreement, intends to sell or otherwise transfer all or part of their Shares of Company to third parties, Promoters shall have a right of first offer (“Promoters Right of First Offer") to buy the shares from Investor, whereupon the following procedure as indicated in Clause 5.5.2 to Clause 5.5.5. shall apply.

5.5.2	Investor shall deliver a written notice (the "Investor Transfer Notice") to Promoters. Investor Transfer Notice shall state the number of Investor Shares to be sold together with:

5.5.2.1	the identity of the proposed purchaser (including the proposed ultimate beneficial owner of the shares), and any group of companies of which such proposed purchaser is a part;

5.5.2.2	State price per Share offered;

5.5.2.3	State the other material terms and conditions of the offer.

5.5.3
If the Promoters are willing to buy all of the Investor Shares on offer, the Promoters shall notify Investor in writing (the “Promoter Purchase Notice”) no later than thirty (30) days after the Investor Transfer Notice of Promoters intent to purchase all the Investor Shares on offer. If the Promoters exercise their right of first offer, then the Promoter Purchase Notice must: (i) relate to all the Investor Shares on offer, (ii) must set out the price at which the Promoters offer to purchase the Investor Shares on offer, and (iii) such price must be immediately payable to the Investor in cash on the date of sale of the offered Investor Shares to the Promoters.

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5.5.4
If no such Promoter Purchase Notice shall have been received by the Investor, Promoters shall be deemed to have refused to exercise their right of first offer and the Investor may execute the transfer of the Shares set forth in the Investor Transfer Notice in favour of any third party at a price not less than that offered to the Promoters, within a period of thirty (30) days from the date of the Investor Transfer Notice.

5.5.5
On receipt of the Promoter Purchase Notice, the Investor shall at any time within a period of thirty (30) days sell the Shares on offer to the Promoters at the price set out in the Promoter Purchase Notice. It is agreed between the Parties that the Promoters Right of First Offer shall immediately lapse upon the listing of Company’s shares on the Bombay Stock Exchange Limited and/or the National Stock Exchange Limited and the Investor shall not be obligated by any provisions of Clause 5.5. Provided that the Investor sells the shares through the mechanism of the stock exchange.

5.6	Government Approvals. It is hereby agreed that:

5.6.1	any sale or transfer contemplated under the provisions of this Agreement shall be subject to any necessary Government or regulatory approvals;

5.6.2
any time limit imposed by the provisions of this Agreement shall be extended in respect of any period reasonably necessary to obtain any Government or regulatory approval, provided that, the Parties shall use all reasonable endeavors to expedite the obtaining of any such approvals; and

5.6.3
if the Investor is unable to take up any Securities to be transferred in accordance with the provisions of this Agreement or any part thereof due to any Applicable Laws, it shall be entitled to nominate any other party acceptable under Applicable Law to purchase such Securities or any part thereof and acceptable to the Promoters.

5.7	Deed of Adherence

In every case of a transfer of Securities by the Promoters to any Person in accordance with the provisions hereof, the Promoters shall ensure before transferring its Securities to such Person that:

5.7.1
Such Person shall be bound by the obligations of the Promoters under this Agreement. Until compliance by such purchaser, the obligations of the Promoters under this Agreement shall not cease. Any such purchaser or transferee of the Securities shall, ipso facto, by virtue of its being such a purchaser/transferee be automatically bound by the obligations of the Promoters.

5.7.2
Prior to the acquisition of the Securities, the purchaser of the Securities shall execute a Deed of Adherence in the content and form annexed hereto as Schedule 7. If the purchaser fails to or refuses to sign the said Deed of Adherence, then the transferring Shareholder shall not be entitled to transfer any Securities to the purchaser and any transfer not in accordance with this Clause shall be null and void.

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5.8
Anti-dilution Rights. Notwithstanding any other provisions of this Agreement, for a period of two (2) years from the Completion Date or till such time as the Company lists its Shares on the National Stock Exchange or Bombay Stock Exchange in accordance with Clause 6.3, whichever is later, the prior written consent of the Investor shall be required for the Company to make any new issuance of Securities of the Company. Provided that where the Investor consents to such issuance, the Company shall not offer any rights to such Person which will in any way conflict with the rights of the Investor. It is further expressly agreed that in the event any Person who invests in the Company is offered rights, including those relating to voting, dividends, transfer of shares, and further issues of shares, that are more favorable to such Person than those offered to the Investor, the Investor shall have the right to require the Promoters and the Company, and the Promoters and the Company shall ensure that the Investor is entitled to enjoy any and all such rights offered to such other Person, and the Parties agree to execute all such documents as are necessary to offer such additional rights to the Investor.

6.	COVENANTS OF PROMOTERS

6.1
Access/Information. From and after the date hereof until the termination of this Agreement, the Company and the Promoters shall, and Promoters shall cause the Company and each of the SMC Group Companies to, afford to and permit the Investor, access to its personnel, properties, books, contracts, commitments, financial and operating data and records and to discuss the business, affairs, operations, finances, regulatory status and other matters related to the Company and SMC Group Companies, with the Promoters and the Company. The Parties agree that the disclosure of information and documents by the Promoters and the Company to the Investor pursuant to this Agreement shall not relieve the Promoters or the Company from any obligation pursuant hereto.

6.2	Non-Competition.

6.2.1
As further consideration for the Investor’s agreement to subscribe for the Subscription Shares pursuant to the Subscription Agreement, each of the Promoters agrees that, except as expressly consented to by the Investor in writing, it shall not at any time after the date of this Agreement, directly or indirectly (by itself or through its affiliates) engage in or receive any financial benefit from any Covered Activity, whether as an employer, proprietor, partner shareholder, investor, director, officer, employee, consultant, agent or otherwise.

6.2.2
Without affecting the generality of the above, it is agreed that on and after the date of this Agreement, the Promoters (by themselves or through their affiliates) shall engage in the Business only through the Company or the SMC Group Companies, as the case may be.

6.2.3	Each of the Promoters agrees not to, and to cause its affiliates not to, engage, directly or indirectly in any of the following activities:

6.2.3.1
the use or disclosure of any client database of the Company or SMC Group Companies or other know-how or other information pertaining to the customers or suppliers of the Company or SMC Group Companies;

6.2.3.2	the solicitation of any customers or suppliers of the Company or SMC Group Companies to terminate or otherwise adversely modify their relationship with the Company; or

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6.2.3.3	the solicitation, engagement or retention in any capacity of any employee of the Company or SMC Group Companies or any director, officer or executive of the Company or SMC Group Companies.

6.2.4
Each of the Promoters agrees not to initiate any new activities or expansions related to the Company and the SMC Group Companies’ existing or proposed line of business through any vehicle, including other companies where the Promoters have an interest. Such new initiative if undertaken would be undertaken only under the Company or through a wholly owned subsidiary of the Company.

6.2.5
The Promoters shall endeavor to ensure that the Key Managerial Personnel of the Company shall not assume any executive responsibilities in any other company, without the prior written consent of the Investor for as long as they are employees or executive directors and/or hold executive responsibilities in the Company.

6.2.6
The Promoters agree that during the term of this Agreement they shall not assume any business activity which results in a dilution of the management time spent by them in the activities of the Company or SMC Group Companies. The Promoters further undertake that they shall not commit any act, which has the effect of undermining their fiduciary duties and responsibilities to the Company without the prior written consent of the Investor.

6.2.7
Each of the covenants contained in this Clause 6.2 shall be construed as a separate covenant and if, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants of this Clause 6.2, then such covenant shall be deemed included herein only to the extent enforceable as permitted under Applicable Laws for the purpose of such proceeding or any other judicial proceeding to the extent necessary to permit the remaining covenants to be enforced. The restrictions set forth in this Clause 6.2 shall be in addition to any restrictions imposed under the Applicable Laws of any jurisdiction.

6.3
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four years from the Effective Date of this Agreement.

6.4	No Pledge. The Investor shall not at any point in time be required to pledge its Securities or provide other support to any third party, including any lenders of funds to the Company.

6.5
Liquidation Preference.  Subject to the provisions of the Act, in the event of any liquidation, dissolution or winding-up of the Company, the Investor shall be entitled to first receive, prior to any distribution to the Promoters and Promoter Group, the proceeds arising from such liquidation, dissolution or winding-up of the Company, to the extent of the Investment Amount. The balance, if any, shall be distributed among the holders of the Equity Shares including the Investor in proportion to their respective shareholding in the Company.

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7.	CONFIDENTIALITY

7.1
Each Party hereby agrees that any information obtained by such Party (the "Receiving Party") which is, or would reasonably be perceived to be, proprietary to any other Party (the "Designated Party") or otherwise confidential, will not be disclosed without the prior written consent of the Designated Party, provided that any information shall not be deemed proprietary or confidential if (i) such information is now or subsequently becomes generally known or available by publication, commercial use or otherwise, through no fault of the Receiving Party, (ii) such information was previously known by the Receiving Party at the time of disclosure from a source other than the Designated Party without violation of an obligation of confidentiality, (iii) such information is independently developed by the Receiving Party without the use of any confidential or proprietary information, (iv) such information is lawfully obtained by the Receiving Party from a third party without violation of a confidentiality obligation, or (v) the Designated Party agrees in writing that such information may be disclosed by the Receiving Party.

7.2
Notwithstanding Clause 7.1 above (i) each Party may disclose such information to its legal counsel, bankers and accountants (provided that such Party shall remain liable for the compliance by such Persons with the provisions hereof), (ii) such information may also be disclosed to the Investor’ lenders, members or shareholders (provided that the Investor shall remain liable for the compliance by such Persons with the provisions hereof), (iii) each Party may disclose such information as is required by Applicable Law, provided that, to the extent permitted by Applicable Law, the other Party is given prompt written notice and opportunity to object as soon as practicable prior to disclosure, and (iv) each Party may disclose such information when necessary to enforce such Party’s rights hereunder.

8.	ADDITIONAL COVENANTS

8.1
No Guarantee/Pledge. The Investor shall not at any point in time be required to pledge their Subscription Shares or provide any guarantee or other support to any third party, including without limitation lenders of Company and/or SMC Group Companies.

8.2
Ethical Business Practices. The Company and SMC Group Companies shall and the Promoters shall ensure that the Company and SMC Group Companies shall ensure that the business practices of Company and SMC Group Companies are ethical and in accordance with Applicable Laws.

8.3
Variances to annual operating budget & business plan. Any proposed variance to the annual operating budget, business plan or estimations in relation to capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of SMC Group Companies/SAM Global Securities Limited or SMC Group Companies/SAM Global Securities Limited on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of what is stated in the annual operating budget, business plan or estimations along with reasons for such variance shall be brought to the immediate attention of the Board and shall not be implemented without the prior written consent of Investor.

8.4
Financial and accounting records.. The Company shall and the Promoters shall ensure that the Investor is furnished with its quarterly financial statements prepared under Indian GAAP duly translated and audited (if required under Applicable Laws) as per the US GAAP within 42 days of closure of the quarter and annual financial statements prepared in accordance with US GAAP and audited by a Public Company Accounting Oversight Board top 6 accounting firm within 87 days of closure of the financial year, so that the Investor may file the same with the US Securities Exchange Commission.  The Company and the Promoters shall ensure that the Investor is informed of any and all material occurrences on an ongoing basis within 4 working days of such occurrence so that the Investor may file the same with the US Securities Exchange Commission. The right under this Section 8.4 shall survive termination of this Agreement till such time the Investor holds 7.451% of the issued and paid-up share capital of the Company at Completion (including bonus shares and subsequent merger with SAM Global Securities Limited and any 100% subsidiary of the Company)

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8.5
Inspection & Audit Rights of Investor. The Company and SMC Group Companies shall and the Promoters shall ensure that the Company and SMC Group Companies, on receiving a request from Investor provide as soon as practicable to Investor copies of any documents, secretarial, accounting or other records which are prepared and maintained by Company and SMC Group Companies as may be required by Investor. The Investor shall have full and complete access to the premises, records, accounts, documents of Company, SMC Group Companies and their subsidiaries with rights, by itself or through its authorised representatives, to inspect such accounts, records and documents. Provided that the Investor shall ensure compliance of the provisions of the Securities and Exchange Board of India (Insider Trading Provisions), 2000.

8.6
Investor shareholding. Promoters and the Company shall ensure that on completion of the proposed merger of SAM Global Securities Limited with the Company, the Investor will continue to hold at least 14.90% of the post merger issued and paid-up share capital of the Company, provided that, the Investor acquires 14.90% of the issued and paid-up share capital of SAM Global Securities Limited, pursuant to the Share Subscription Agreement executed between the Promoters, SAM Global Securities Limited and the Investor. It is clarified that such shareholding may not be maintained if the Investor divests its shareholding in the Company or SAM Global Securities Limited after Completion.

8.7
The Company shall furnish and the Promoters shall ensure that the Company furnishes to the Investor and/or its assignees/nominees the following information as regards the Company and the SMC Group Companies:

8.7.1
quarterly, semi-annual and unaudited annual financial statements shall be furnished to the Investor within 45 (forty-five) days of the end of each quarter, half-year and annual period. Audited annual financial statements shall be furnished to the Investor within 90 (ninety) days of the end of the period. Financial statements shall be accompanied by a report and a discussion of key issues and variances to the budget and to the previous period;

8.7.2
Management Information System information and reports (in a format agreed upon between the Promoters and Investor including risk assessment reports) shall be provided by the Company to the Investor within 15 (fifteen) days of the end of each month;

8.7.3	any material information including appointment/resignation of any Key Managerial Personnel within a period of 7 (seven) days from the Company possessing knowledge of the same;

8.7.4
all other information reasonably requested by the Investor or by any Investor Director from time to time. Provided that the Investor Director shall and the Investor shall cause the Investor Director to ensure compliance of the requirements of Securities and Exchange Board of India Insider Trading Regulations, 2000.

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8.8
Further Public Offering. If the Promoter and the Company at any time after the Completion and during the term of this Agreement contemplate a Further Public Offering to the public shareholders by offloading their existing Equity Shares, the Investor shall have a right and an option to put up to equal number of the Equity Shares proposed to be offered by the Promoters in such Further Public Offering.

8.9	Annual Operating Budget& Business Plan

8.9.1
Preparation of annual operating budget & business plan. The Company, Promoters and the Investor acknowledge that the Business will be conducted in accordance with an annual operating budget and business plan.

8.9.2
Approval of annual operating budget & business plan. The annual operating budget and business plan shall be subject to approval by the Board. The annual operating budget and business plan may be only be amended subject to approval by the Board.

9.	INDEMNIFICATION

9.1	Indemnification by Company and Promoters.

9.1.1
Without prejudice to any other right available to the Investor in law or under equity, the Company and the Promoters (“Indemnifying Party”) shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents (collectively the “Investor Indemnified Party”), from and against any and all direct and actual liabilities, damages, demands, Claims including third-party claims (“Third-Party Claims”), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (excluding any indirect and remote Third Party Claims or loss of profit or opportunities or such punitive damages) (“Losses”), directly or indirectly, based upon, arising out of, or in relation to or otherwise in respect of:

9.1.1.1	any willful misrepresentation or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement;

9.1.1.2	any liability arising out of willful non compliance of any obligation undertaken by the Company or the Promoters;

9.1.1.3	any liability due to any non-compliance of any Applicable Law, rules or regulations prior to the date of execution of this Agreement and as on the Completion;

9.1.1.4	any Losses arising out of the termination of license obtained by the Company from National Stock Exchange.;

9.1.2
Limitation of Liability. Promoters’ obligation to indemnify the Investor under Clause 9.1.2 will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place. Further, for the purpose of this Clause 9.1.2, the term Promoters shall only include: (1) Mr. M.C. Gupta, (ii) Mr. S.C. Aggarwal, (iii) Mrs. Sushma Gupta, and (iv) Mrs. Hemlata Aggarwal and no other Promoters as indicated in the Promoter Group.

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9.1.3	Any compensation or indemnity as referred to in Clause 9.1.2 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such Losses.

9.2	Procedure for Indemnification.

9.2.1
The Indemnified Party shall give notice to the Indemnifying Parties of any claim for indemnification ("Claim"), specifying in reasonable detail the factual basis for the Claim, the amount thereof, estimated in good faith, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Claim shall have occurred.

9.2.2
With respect to a Claim solely between the Parties, following receipt of written notice from the Indemnified Party of a Claim, the Indemnifying Party shall have 15 (fifteen) days to make such investigation of the Claim as the Indemnifying Party deems necessary or desirable, and the Indemnified Party agrees to make available to the Indemnifying Party such information as may be reasonably necessary in order to substantiate the Claim. If the Indemnified Party and the Indemnifying Party agree at or prior to the expiration of the 15 (fifteen) day period to the validity and amount of such Claim, or if the Indemnifying Party fails to notify the Indemnified Party of any dispute with respect to the validity or amount of such Claim within such 15 (fifteen) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the full amount of the Claim, subject to the terms hereof. If the Indemnified Party and the Indemnifying Part do not agree within the 15 (fifteen) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the amount of such Claim to the extent the Parties agree or the amount of the Claim is undisputed, and the Indemnified Party may seek appropriate remedy at law or equity, as applicable, subject to the limitations hereof, with respect to any portion of its Claim not paid by the Indemnifying Party hereunder.

9.3
Third-Party Claims. The obligations and liabilities of each Party under Clause 9.1 related to a claim asserted against the Indemnified Party by any third Person ("Third-Party Claim") shall be subject to the following terms and conditions:

9.3.1
At any time after receipt of notice of any Third-Party Claim asserted against, imposed upon or incurred by an Indemnified Party, the Indemnified Party shall notify the Indemnifying Party of such claim in writing. The Indemnifying Party shall be entitled, at its own expenses, to participate in and, upon written request from the Indemnified Party, shall undertake the defense thereof in good faith by counsel of the Indemnifying Party’s own choosing, which counsel shall be satisfactory to the Indemnified Party, provided, however, that (i) the Indemnified Party shall at all times have the option, at its own expense, to participate fully therein (without controlling such action) and (ii) if in the Indemnified Party’s judgment a conflict of interest exists such Indemnified Party shall be entitled to select counsel of its own choosing reasonably satisfactory to the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

9.3.2
If within 15 (fifteen) days after written notice to the Indemnified Party of the Indemnifying Party’s intention to undertake the defense of any Third-Party Claim the Indemnifying Party shall fail to defend the Indemnified Party against such Third Party Claim, the Indemnified Party will have the right (but not the obligation) to undertake the defense and/or enter into a compromise or settlement of such Third-Party Claim on behalf of, and for the account and at the risk of, the Indemnifying Party.

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9.3.3
Each Party shall provide the Indemnified Party with access to all records and documents within such Party’s possession, custody or control relating to any Third Party Claim, and shall otherwise co-operate with the Indemnified Party with respect to any Third-Party Claim.

9.4
Other Rights and Remedies Not Affected. The indemnification rights of the Parties under this Clause 9 are independent of, and in addition to, such rights and remedies as the Parties may have at law or in equity or otherwise for any intentional or knowing misrepresentations, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any Party, including the right to seek specific performance, rescission, restitution or other injunctive relief, none of which rights or remedies shall be affected or diminished thereby.

10.	TERM

This Agreement shall enter into effect from the Effective Date and shall continue in force until the earlier of:

(i) the Investor failing to hold at least 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares and subsequent increase in the capital pursuant to the merger with SAM Global Securities Limited and any 100% subsidiary of the Company shall be included, or

(ii) unless terminated earlier in accordance with Clause 11 below, or

(iii) (a) listing of the Equity Shares of the Company on the Bombay Stock Exchange Limited and/or the National Stock Exchange Limited, or (b) four years from the Effective Date, whichever is later.

11.	TERMINATION

11.1	This Agreement may be terminated as follows:

11.1.1	If so agreed in writing by Promoters and Investor;

11.1.2
By either the Promoters or the Investor with immediate effect by notice in writing to the other Parties if the Company is declared insolvent, bankrupt, industrially sick, or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of Company or if Company is liquidated or dissolved;

11.1.3
If the Promoters or any of them (the “Defaulting Party”) commits any Material Breach under this Agreement, the Investor may terminate this Agreement with immediate effect if such Material Breach by giving a notice to the Promoters for of such Material Breach and such Material Breach is not remedied within thirty (30) days after receipt by the Defaulting Party of a written notification of default from the Investor;

11.1.4
With respect to Promoters or Investor, if either Promoters or Investor is declared insolvent, bankrupt, industrially sick or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Promoters or the Investor or the if the Promoters or the Investor is liquidated or dissolved, the other of the Promoters or Investor that continues in existence may by written notice terminate this Agreement with immediate effect.

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11.2           Consequences of Material Breach

11.2.1
In the event of termination of this Agreement by the Investor under Clause 11.1.3, then without prejudice to any other rights and remedies otherwise available to the Investor under law or this Agreement, the Investor shall have the right, exercisable at its sole discretion, at any time within Sixty (60) days of the effective date of termination of this Agreement to sell all or any of the Securities of the Company held by the Investor and/or its Affiliates to the Promoters in accordance with Clause 11.2.3 at the price determined in accordance with Clause 11.2.4 (“Put Option”).

11.2.2
On expiry of the 60-day period prescribed above, the Investor shall have the right to require the appointment of an independent valuer (“Independent Valuer”) for determining the fair market value of the Equity Shares of the Company. The costs of the Independent Valuer shall be borne and paid by the Company. The fair market value of the Shares of the Company determined by the Independent Valuer is herein referred to as the “FMV”. For the purpose of determining the FMV, the Independent Valuer shall value the Company and the SMC Group Companies on a going concern basis. The Independent Valuer shall use its best efforts to determine the FMV within thirty (30) days from the date of its appointment.

11.2.3	Put Option.

11.2.3.1
In the event of termination of this Agreement under Clause 11.1.3, the Investor shall have the right and option to call upon the Promoters to purchase all but not less than all the Securities held by the Investor (together with all Equity Shares held by Affiliates) in the Company by a written notice (“Put Option Notice”).

11.2.3.2
On receipt of a Put Option Notice the Promoters shall be obliged to purchase all of the Shares of Company held by the Investor and its Affiliates within a period of sixty (60) days from the date of receipt of the Put Option Notice.

11.2.5	PutOption Price: The “Put Option Price” shall be determined by increasing the FMV by a premium of Five Percent (5%).

Provided however that, subject to Applicable Law, the Option Price shall not at any time be less than the Subscription Consideration less the consideration derived on selling Equity Shares held by the Investor and Affiliates.

12.	RESOLUTION OF DISPUTES

12.1
Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavor to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

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12.2
Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 12.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to a retired High Court Judge or a reputed Chartered Accountant acceptable to both parties for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

12.3
Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 12.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the rules of the Singapore International Arbitration Center (SIAC). The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

12.3.1	The place of the arbitration shall be Singapore.

12.3.2	The proceedings of arbitration shall be in the English language.

12.3.3
The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. In case the arbitrators have not decided on the costs of the arbitration proceedings, each Party to the Dispute shall bear its own costs, in relation to the arbitration proceedings.

12.3.4	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

12.3.5	The Indian courts shall have exclusive jurisdiction.

13.	GOVERNING LAW

This Agreement shall be governed by and construed under the laws of India, without regard to the conflicts of law provisions thereof.

14.	NOTICES

14.1
Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

The Investor:	Millennium India Acquisition Company Inc.
Address:	330 East, 38th Street, suite 46C, New York, NY 10016, USA
Tel:	+1 917 528 5632
Attention:	Mr. Jacob Cherian

With a copy to:

(i)	Ira Roxland
         Sonnenschein Nath & Rosenthal LLP
1221 Aevnue of the Americas
New York, NY 10020-1089
Fax: +1 212 768 6800

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(ii)	Rajesh Begur
A.R.A. LAW
3/F Mahatma Gandhi Road
Charni Road (West)
Mumbai – 400 002
Fax: +91 22 2284 1800

The Company:      SMC Global Securities Limited
Address:	17, Netaji Subhash Marg, Darya Ganj, New Delhi
Tel:	(+91) 11-3011 1000
Facsimile:	(+91) 011-2362 3297
Attention:	Mr. S.C. Aggarwal

The Promoters:	Mr. S.C. Aggarwal
Address:	C-335, Saranwati Vihar, New Delhi-110 088
Tel: (+91) 011 3011 1000
Facsimile: (+91) 011-2362 3297

14.2
All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

14.3	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

15.	MISCELLANEOUS

15.1
Reservation of Rights: No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

15.2
Cumulative Rights: All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

15.3
Partial Invalidity: If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

15.4
Amendments: No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties. The Parties may mutually agree to amend or waive any terms of this Agreement.

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15.5
Assignment: This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder to any of its Affiliates or its holding company or ultimate parent company or their Affiliates, without the consent of the other Parties. Provided that the Shares held by the Affiliate shall be re-transferred to the Investor before it ceases to be such Affiliate.

15.6
Entire Agreement: This Agreement constitutes the entire Agreement between the Parties with respect to the purchase of the Subscription Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

15.7
Relationship: None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

15.8
Costs: Each Party shall bear its own expenses incurred in preparing this Agreement. The stamp duty and other costs payable: (i) on this Agreement, and (ii) the issue of Subscription Shares to the Investor, shall be borne by the Promoters and/or the Companies or SMC Group Companies.

15.9
Force Majeure: No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed.

15.10
Severance: Any provision of this Agreement which is invalid or unenforceable under Applicable Law shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties including any provisions under Applicable Law, the Parties shall use reasonable efforts to agree upon a new provision which shall as nearly as possible have the same commercial effect as the inefficient provision.

15.11
Survival. The provisions of Clause 4.1.1.1, Clause 8.4 and this Clause 15.11 shall survive the termination of this Agreement. To give effect to the intent under the Agreement Clause 11.2 and Clause 12 and this Clause 15.11 shall survive the termination of this Agreement.

15.12
Execution in Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

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15.13
Authorisation: The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

Millennium India Acquisition Company Inc.	SMC Global Securities Limited

Name: Mr. F Jacob CHERIAN	Name: Mr. S.C. AGGARWAL
Title: CEO & President	Title: Chairman and
Managing Director

Name: Mr. Suhel KANUGA
Title: CFO and Exec Vice President

PROMOTERS AND PROMOERS GROUP

Mr. M.C. GUPTA	Mr. S.C. AGGARWAL

Mr. S.C. AGGARWAL
(for and on behalf of following companies: (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited pursuant to respective board resolution dated May      , 2007)

Mr. S.C. AGGARWAL and Mr. M.C. Gupta (for and on behalf of the Promoter Group)

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SCHEDULE 1

PROMOTER AND PROMOTER GROUP

Name of Shareholders	No. of Shares	Percentage
Mahesh C. Gupta	1,024,850	11.62
Subhash Chand Aggarwal	1,009,550	11.45
Sushma Gupta	833,100	9.45
Hemlata Aggarwal	828,500	9.39
Ginni Devi	220,000	2.49
Madan Gopal Aggarwal	98,400	1.12
Dinesh Chand Gupta	100,100	1.14

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SCHEDULE 2

COMPANY AND SMC GROUP COMPANIES

S. No.	Name of Company	Status	Activity

1. 2.	SMC Global Securities Limited SMC Group Companies
•  Registered as Member with NSE for Capital Market
•  Registered as Member with NSE as trading and clearing member in F&O segment Dealer of OTCEI and Member of Ludhiana Stock Exchange
•  AMFI registered mutual fund distributor
• Trading/ Broking in: - Capital Market Segment - Future & Option Market Segment • Mutual Fund Distribution • IPO Distribution • Online trading • Clearing member (F & O)
a)	SMC Comtrade Limited	Member NCDEX and MCX	Trading/Broking in Commodities
b)	SMC Comex International DMCC	Member DGCX	Trading/Broking in Commodities
c)	DSP Insurance Brokers Private Limited	Direct broker registered with IRDA	Broking and distribution of life and non-life insurance products
d)	Pulin Investment Private Limited	Investment Company	Investment
e)	Abhichhaya Investment Private Limited	Investment Company	Investment
f)	Nexgen Capitals Limited	Category-I Merchant Banker	Merchant Banking Activities

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SCHEDULE 3

KEY MANAGERIAL PERSONNEL

No.	Name	Designation	Experience	Profile and their responsibilities
1.	Mr. S.C. Aggarwal	Promoter of SMC Group Chairman and Managing Director Of SMC Global Securities Limited	21
Mr. Subhash Chand Aggarwal aged about 51 years is the Chairman & Managing Director of the SMC Global Securities Limited. Mr. Aggarwal is a fellow member of the Institute of Chartered Accountants of India (ICAI). He is the founder and promoter of the SMC Group. He has vast experience, in-depth knowledge and strong understanding of all the intricacies of the Securities market and Financial Services. Being in the stock broking business for the past 21- years, he has seen all the phases of stock markets and handled all the matters efficiently. His exceptional leadership skills and outstanding commitments have made this group one of the leading brokerage and distribution houses of the country. He looks after the whole, of the affairs of the group. Under his leadership the group has expanded its business from stock broking and arbitrage to distribution of Mutual Funds, IPOs, Insurance Products, Category-I merchant banking activities, depository participant services and also ready to start proposed portfolio management services in which the regulatory approval is awaited. Mr. S.C. Aggarwal is the visionary, who planted the sapling of the giant tree called SMC, beside, Mr. Mahesh C. Gupta. With rock solid reserve and firm commitment, he has shaped his vision to reality. He assigns top priority to the principles of transparency, honesty and integrity in all our dealings.

2.	Mr. Mahesh C. Gupta	Promoter of SMC Group Chairman and Managing Director of SMC Comtrade Limited. Chairman Nexgen Capitals Ltd. Director DSP Insurance Brokers (P) Ltd. Director SMC Comex International DMCC	21
 Mr. Mahesh Chand Gupta, Chairman   Managing Director of SMC COMTRADE LTD. is also the founder and promoter of SMC. Mr. Gupta is a fellow member of the Institute of Chartered Accountants of India (ICAI). He is an embodiment of professional excellence. He has a rich experience of more than 21-years in the capital market. His exceptional leadership skills and outstanding commitment has made SMC as one of the leading investment solutions and services provider. His specialization in risk management and surveillance and their disciplined style of working is an inspiration to the workforce of SMC. His experience of the securities as well as the commodity market and their leadership qualities has made SMC a force to reckon with. Mr. Mahesh C. Gupta is the visionary, who planted the sapling of the giant tree called SMC, beside, Mr. S.C. Aggarwal. With rock solid reserve and firm commitment, he has shaped his vision to reality. He assigns top priority to the principles of transparency, honesty and integrity in all our dealings.

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3.	Mr. D.K. Aggarwal	Director SMC Comex International DMCC	15
Mr. D.K. Aggarwal aged about 44-years is a fellow member of the Institute of Chartered Accountants of India (ICAI). He has vide and rich experience of more than 15-years in securities and commodities market. He is managing, controlling and supervising the entire arbitrage business of SMC in commodities & securities market. He is also director in  SMC Comex International DMCC one of our group companies.

4.	Mr. Rakesh Gupta	Director SMC Global Securities Ltd.	11
Mr. Rakesh Gupta aged about 33 years is proposed executive director of SMC. Mr. Rakesh Gupta is a Fellow Member of The Institute of Chartered Accountants of India (ICAI). He has wide and rich experience of more than 11 years of consultancy on legal, secretarial, taxation and other corporate issues.  Beside the above he has strong knowledge of securities, commodities and depository participants operations.

5.	Mr. Pradeep Aggarwal	Director –SMC Global Securities Ltd.	15
Mr. Pradeep Aggarwal aged about 37 years is a director SMC Global Securities Ltd. Mr. Aggarwal is a Graduate from the University of Delhi. He has more than 15 Years of experience in Securities and Commodities Market. He has rich expertise in Arbitrage business. He is managing and supervising the Arbitrage business of the Company.

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6.	Mr. Narender Balasia	EASTERN REGION HEAD- SMC	15
Mr. Narender Balasia aged about 35 is a Graduate from the Kolkata University. He has more than 15 Years of experience in Securities and Commodities Market and distribution of Mutual Funds & IPO’s. He is managing and supervising the entire business of SMC in Eastern Region.

7.	Mr. Rajesh Jain	(Vice President-Research & Development)	16
Mr. Rajesh Jain aged about 45 years is an MBA from Maharashi Dayanand University, Rohtak. He is the promoter of the sites www.stockmarketmessages.com & www.crnindia.com, which are leading web-sites on “Indian Stock Market”. He has conducted seminars at BITS Pilani, ICFAI, ICAI, and IMS. Appeared on CNBC; and wrote articles in leading national dailies including HT. He is one of the distinguished speakers of the Investor awareness seminars conducted by the Company. Being in the capital markets' research & development for the past 16 years, He heads the Research wing of the Company.

8.	Mr. Suman Kumar	Company Secretary & Head Legal	6
Mr. Suman Kumar aged about 31 years is B.Sc. Maths (H), Law Graduate from University of Delhi and an Associate Member of The Institute of Company Secretaries of India (ICSI). He has more than 6 years of experience and expertise in legal and secretarial matters. He is one of the distinguished speakers of the Investor awareness seminars conducted by the Company. He is handling legal and secretarial matter of SMC.

9.	Mr. Mohit Shygle	Vice President-Marketing	6
 Mr. Mohit Shyngle aged about 33 years is a Graduate from Delhi University. He has played an important role in the business expansion of the Company. He has wide and rich experience of more than 6 years in marketing, business expansion and clients dealing in the securities market. He is Vice President Marketing of the Company.

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SCHEDULE 4

SHAREHOLDING STRUCTURE OF COMPANY AND SMC GROUP COMPANIES

SMC GLOBAL SECURITIES LIMITED

Name of Shareholders	No. of Shares	Percentage
Mahesh C. Gupta	1,024,850	11.62
Subhash Chand Aggarwal	1,009,550	11.45
Sushma Gupta	833,100	9.45
Hemlata Aggarwal	828,500	9.39
Ginni Devi	220,000	2.49
Madan Gopal Aggarwal	98,400	1.12
Dinesh Chand Gupta	100,100	1.14
Millennium India Acquistion Company Inc	1,314,054	14.90
Others	3,390,600	38.45

Total	8,819,154	100.00

SMC COMTRADE LIMITED

Name of Shareholder	No. of shares held	Percentage

SMC GLOBAL SECURITIES LTD.	99994	99.994
M.G. Aggarwal	1	0.001
Sushma Gupta	1	0.001
Hemlata Aggarwal	1	0.001
Shyam Sunder Gupta	1	0.001
S.C. Aggarwal	1	0.001
Mr. Mahesh C. Gupta	1	0.001

TOTAL	100000	100

SMC COMEX INTERNATIONAL DMCC

Name of Shareholder	No. of shares held	Percentage

SMC Comptrade Limited	1300	100
	1300	100

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ABHICHHAYA INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45600	100

PULIN INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35100	100

NEXGEN CAPITALS LIMITED

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1141897	44.93
Pulin Investments (P) Ltd.	1195363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2541660	100

DSP INSURANCE BROKERS (PRIVATE) LIMITED

Name of Shareholder	No of shares	Percentage

SMC Comtrade Limited	599,900	99.983
Mahesh C Gupta	100	0.017
TOTAL	600000	100

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SCHEDULE 5

AMENDED ARTICLES OF ASSOCIATION

[To be agreed and attached separately in a form acceptable to the Investor]

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SCHEDULE 6

SPECIFIED MATTERS

The Specified Matters listed below shall apply to each SMC Group Company mutatis mutandis.

a.	Any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of the holders of any class of shares;

b.
Till the expiry of 2 (two) years from the Completion Date or till the Company lists its Shares on the Bombay Stock Exchange or the National Stock Exchange, whichever is later, any action that authorizes, creates or issues shares including rights issue of any class or series of shares and the valuation in respect of all fresh issues, buy backs, splits, issuance of convertible debt/instruments or Securities, bonuses, debt restructuring involving conversion into equity, redemption of preference shares etc and modification of the capital structure;

c.
Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of SMC Group Companies/SAM Global Securities Limited or SMC Group Companies/SAM Global Securities Limited on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of that budgeted for in the annual business plan (including a revised annual business plan) that is approved by the Board of Directors;

d.	Any merger, acquisition or consolidation which does not fall under point (e) or effects the paid-up capital of the company;

e.
Any acquisition of existing entity or business from any third party in financial services (broking, insurance, forex, commodities) exceeding INR 41 million and the proposed merger of SAM Global Securities Limited with the Company;

f.	Any transfer of Securities held by the Promoters or the Company otherwise than as permitted under this Agreement;

g.	Declaration of dividend;

h.	Redemption of any class or series of Securities otherwise than on the terms as previously agreed by the Investor;

i.	Creation and modification of an employee stock option plan including the terms and conditions of their granting and vesting and/or the issuance of employee stock options;

j.	Any compensation packages to Promoters or the Key Managerial Personnel, which is above market compensation packages;

k.	Amendments or any proposal to amend the Memorandum or Articles of Association of the company;

l.
Commencement of any new line of business or acquisition of shares (other than investment in IPOs, mutual funds and purchase of shares from secondary market in Ordinary Course of Business) or interest of a company or entity or firm, which is unrelated to the Business.

m.	Changes to material accounting or tax policies or practices other than those required by Applicable Law;

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n.
Recommend, giving or renewing of security for or the guaranteeing of debts or obligations of the Company or SMC Group Companies or SAM Global Securities Limitedother than in the Ordinary Course of Business;

o.	Any change in the financial year for preparation of audited accounts;

p.	Any resolution for removal of statutory auditors;

q.	Winding up and /or liquidation;

r.
Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to the Company, other than in the normal course of business;

s.	The accounting policy and policies for the dispensation of cash, payments, receivables;

t.	Any commitment or agreement to do any of the foregoing.

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SCHEDULE 7

DEED OF ADHERENCE

THIS DEED OF ADHERENCE ("Deed"), dated ˜ day of ˜ 200˜ by and among (1) ˜ a company incorporated and registered under the laws of ˜ and having its registered office at ˜ ("Covenanter"); and (2) MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (“Investor”) (3) SMC GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office [˜] (hereinafter referred to as “Company”); (4) MR. S.C. AGGARWAL (“Promoter No. 1”), son of Mr. M. G. Aggarwal, Indian inhabitant, residing at C-335, Saraswati Vihar, New Delhi-110088; (5) MR. M.C. GUPTA, (“Promoter No. 2”), son of Mr. S.S. Gupta, Indian inhabitant residing at C-39, Anand Vihar I.P. Extention, New Delhi-110092, both promoters of SMC Global Securities Limited;(hereinafter collectively referred to as “Promoters”).

In this Deed, the Investor, Promoters and Company are collectively referred to as the "Existing Parties".

THIS DEED IS SUPPLEMENTAL to the Shareholders Agreement dated as of Ä 2007 among the Existing Parties attached as Annexure "1" to this Deed (the "Shareholders Agreement").

W H E R E A S:

Pursuant to the Shareholders Agreement, the Covenanter and the Existing Parties desire to enter into this Deed of Adherence to provide that the provisions of the Shareholders Agreement would be binding on the Covenanter.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	The Covenanter hereby confirms that a copy of the Shareholders Agreement has been made available to the Covenanter.

2.	The Covenanter shall observe, perform and be bound by the provisions of the Shareholders Agreement with effect from the date on which the Covenanter is registered as a member of Company.

3.
The Covenanter hereby covenants that it shall not undertake any act of omission or commission, which is or may be contrary to the provisions of the Shareholders Agreement, prejudicial to any of the rights or interests of the Existing Parties pursuant to the terms of the Shareholders Agreement or which may impede or render ineffective any action undertaken by any of the Existing Parties in exercise of its rights under the Shareholders Agreement.

4.
The parties hereto agree that the obligations imposed on the Covenanter hereunder are special, unique and of an extraordinary character, and that, in the event of breach by the Covenanter damages would not be an adequate remedy and therefore the Existing Parties as the case may be, shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity; and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. The remedy set forth in this Clause is cumulative and shall in no way limit any other remedy available under law, in equity or pursuant hereto.

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5.
The Deed of Adherence shall be governed in all respects by the laws of India and all issues relating to disputes arising from the terms of this Deed of Adherence and resolution thereto shall be governed by the provisions of the Shareholders Agreement in particular paragraphs Clauses 12 and 13 and same shall deemed to be incorporated into this Deed of Adherence by reference.

Millennium India Acquisition Company Inc.

_______________________________
Name:
Title:
Authorization:

SMC Limited

_______________________________
Name:
Title:
Authorization:

[Promoters]

_______________________________
Name:
Title:
Authorization:

[Covenanter]

_______________________________
Name:
Title:
Authorization:

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ANNEX C

SHARE SUBSCRIPTION AGREEMENT

BETWEEN

MILLENNIUM INDIA ACQUISITION COMPANY INC

AND

SAM GLOBAL SECURITIES LIMITED

AND

PROMOTERS OF SAM GLOBAL SECURITIES LIMITED

Dated 12th day of May, 2007

3/F, Mahatma Gandhi Memorial Building,
7, Netaji Subhash Road, Charni Road (West),
Mumbai 400 002
Tel: (+91) 22 2281 1700
Fax: (+91) 22 2284 1800
E-mail: rajesh@aralaw.com

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SHARE SUBSCRIPTION AGREEMENT

1.	DEFINITIONS AND INTERPRETATION	3

2.	SUBSCRIPTION ON COMPLETION DATE	8

3.	CONDITIONS PRECEDENT	9

4.	COMPLETION	10

5.	CONDITIONS SUBSEQUENT TO COMPLETION AND COVENANTS	12

6.	REPRESENTATIONS AND WARRANTIES	13

7.	INDEMNITY	14

8.	CO-OPERATION	16

9.	RESOLUTION OF DISPUTES	17

10.	GOVERNING LAW	17

11.	NOTICES	17

12.	TERM	18

13.	CONFIDENTIALITY AND PUBLICITY	19

14.	AUTHORIZED PERSON	19

15.	TERMINATION	20

16.	MISCELLANEOUS PROVISIONS	22

SCHEDULE 1 - PROMOTER AND PROMOTER GROUP		25

SCHEDULE 2 - COMPANY AND SAM GROUP COMPANIES		26

SCHEDULE 3 - POST COMPLETION SHAREHOLDING STRUCTURE		27

SCHEDULE 4 - CONDITIONS PRECEDENT		29

SCHEDULE 5 - RESTRICTED ACTIONS		32

SCHEDULE 6 - CONDITION SUBSEQUENT		34

SCHEDULE 7 - REPRESENTATIONS AND WARRANTIES		35

SCHEDULE 8 - PRE-COMPLETION SHAREHOLDING OF SAM GROUP COMPANIES		52

SCHEDULE 9 - LIST OF REGULATORY APPROVALS		54

SCHEDULE 10 - LIST OF CLOSING DELIVERABLES		55

ANNEXURE 1 - FORM OF SHAREHOLDERS AGREEMENT		56

ANNEXURE 2 - FORM OF NO OBJECTION LETTER		57

ANNEXURE 3 - DISCLOSURE SCHEDULE		59

ANNEXURE 4 - INVESTOR DISCLOSURE SCHEDULE		60

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SHARE SUBSCRIPTION AGREEMENT

THIS SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made as on this 12th day of May, 2007.

BETWEEN:

(1)
MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of Delaware, United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns); AND

(2)
SAM GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi(hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors); AND

(3)	MR. AJAY GARG (“Promoter No. 1”), son of late Mr. Ramanand Garg, Indian inhabitant, residing at C-346, Saraswati Vihar, Delhi - 110088; AND

(4)	SMC GLOBAL SECURITIES LIMITED (“Promoter No. 2”), a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi; AND

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(5)	SMC SHARE BROKERS LIMITED (“Promoter No. 3”), a company incorporated under the Indian Companies Act, 1956, having its registered office at 17, Netaji Subhash Marg, Darya Ganj, New Delhi; AND

(6)	Person and entities listed at Schedule 1 (“Promoter Group”) represented jointly by Mr. S.C. Aggarwal and Mr. M. C. Gupta.

Promoter No.1, Promoter No.2and Promoter No.3 are collectively referred to as “Promoters”.

W H E R E A S:

A.
The Company is in the business of dealing in security market as stock broker and is providing depository services as a depository participant. The Company through SAM Group Companies (defined below) is engaged in the business of investment and merchant banking as more specifically defined in Schedule 2 of this Agreement;

B.	On the request of the Company and the Promoters, the Investor proposes to invest in the Company in accordance with the terms and subject to the conditions of this Agreement;

C.
The subscription to the Subscription Shares (defined below) by the Investor shall be in accordance with the terms and subject to the conditions of this Agreement and the number of Subscription Shares (defined below) shall be such, that post subscription and acquisition of Subscription Shares of the Company, the Investor shall be the direct, legal and beneficial owner of 14.90% of the total issued and paid up equity share capital of the Company on a fully diluted basis and indirect proportionate shareholder in the SAM Group Companies as contemplated in Schedule 3;

D.	The Parties hereto wish to record in the manner herein mentioned the terms and conditions on which the Investor shall subscribe to and acquire the Subscription Shares of the Company.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION THE ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	DEFINITIONS AND INTERPRETATION

1.1.	Definitions:

In this Agreement, the following terms, to the extent not inconsistent with the context thereof or otherwise defined herein, shall have the following meanings assigned to them herein below:

i.	‘Act’ shall mean the Indian Companies Act, 1956.

ii.
‘Affiliate’ in relation to the Investor, being a corporate entity, means any entity, which is a subsidiary (with Investor, directly or indirectly, holding 50.1% or more shares) of the Investor including the Investor’s Dubai Subsidiary.

iii.
‘Agreement’ shall mean this Share Subscription Agreement together with the schedules, Disclosure Schedule, and annexure thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement.

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iv.
‘Alternative Transaction’ shall mean (a) (i) any direct or indirect acquisition or purchase of any Securities of the Company or SAM Group Companies (including but not limited to, a subscription for new Securities or purchase of existing Securities, unless otherwise contemplated in this Agreement) or any tender offer or exchange offer or irrevocable contribution in favor of any Person, (ii) any direct or indirect acquisition or purchase of any material assets of the Company or SAM Group Companies (unless otherwise agreed in writing by the Investor), other than in the Ordinary Course of Business; or (b) any merger, consolidation, business combination, sale of a material portion of the assets, recapitalization, liquidation, dissolution, incurrence of material indebtedness or similar transaction involving the Company or SAM Group Companies; or (c) any other transaction the consummation of which would prevent or materially delay the transactions contemplated hereby.

v.
‘Applicable Law’ shall mean any applicable constitution, treaty, statute, rule, regulation, ordinance, order, directive, code, judgment, decree, injunction, or any interpretation, determination, award, permit, license, authorization, directive requirement, ruling or decision of, agreement with, or by a Government Authority.

vi.	‘Authorised Dealer’ shall mean ICICI Bank Limited or such other bank as is notified to the Investor by the Company.

vii.
‘Bankruptcy Matter’ shall mean any matter in connection with any liquidation; dissolution; reorganization; winding up; readjustment of debts; insolvency; bankruptcy; suspension of payments, inability to repay debts as such debts become due within the meaning of Section 434 of the Companies Act; general assignment for the benefit of creditors; administration or re-organization; action to appoint or application for a consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator, administrator, operating agency or similar officer for all or any part of a Person’s assets or revenues; a case of Proceeding under any applicable suspension of payments or bankruptcy laws or regulations; or a petition seeking to take advantage of any Applicable Laws providing for relief of debtors.

viii.	‘Business’ means the business carried on by the Company including the business carried on by each of the SAM Group Companies.

ix.
‘Claim’ includes any notice, demand, assessment, letter or other document issued or action taken by any tax, fiscal or other statutory or governmental authority, body or official whatsoever (whether of India or elsewhere in the world) whereby the Company is or may be placed or sought to be placed under a liability to make a payment or deprived of any relief, allowance, credit or repayment otherwise available.

x.
‘Completion’ shall mean completion of the events specified in Clause 4.3 below and the Investor being registered as a member in respect of the Subscription Shares in the register of members of Company.

xi.	‘Completion Date’ shall mean date mentioned in Clause 4.3 hereof.

xii.	‘Conditions Precedent’ shall mean the conditions precedent mentioned in Clause 3 of this Agreement.

xiii.
‘Derivative Securities’ of a Person shall mean any subscriptions, options, debentures, bonds, conversion rights, warrants, phantom stock rights or similar agreements, Securities or commitments of any kind obligating such Person to issue, grant, deliver or sell or cause to be issued, granted, delivered or sold (i) any shares or Securities of such Person; (ii) any Securities convertible into or exchangeable for any shares of such Person  or (iii) any rights to participate in the equity of such Person or to participate in or direct the election of any directors or officers of such Person.

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xiv.	‘Effective Date’ shall mean the date of signing this Agreement by the Parties.

xv.
‘Encumbrances’ shall mean any encumbrance, lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention or non-disposal agreement or other restriction of a similar kind, and all other easements, encroachments and title defects of every type and nature, or any conditional sale contract, title, retention contract, or other contract to give or to refrain from giving any of the foregoing.

xvi.
‘Environment Law’ shall mean any Applicable Law pertaining to land use, air, soil, surface water groundwater (including the protection, cleanup, removal, remediation or damage thereof), public of employee health or safety or other environmental matter and any Applicable Law.

xvii.
‘Fully Diluted’ shall mean the total of all classes and series of Company or SAM Group Companies shares outstanding combined with all Derivative Securities (including both issued and un-issued), approved stock incentive plans for the employees and convertible Securities of all kinds and effect of any anti-dilution protection regarding previous financings, all on an “as if converted” basis.

xviii.
‘Governmental Authority’ shall mean any administrative agency, commission, court or other governmental or regulatory authority or instrumentality, whether central, state, local or municipal or judicial, quasi-judicial or administrative forum, including but not limited to, ministries and departments of the Government of India and Tax authorities.

xix.
‘Group Companies’ shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Private Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, (vi) Pulin Investment Private Limited, (vii) SMC Global Securities Limited.

xx.	‘INR’ or ‘Rs’ or ‘Rupees’ shall mean the lawful currency of India.

xxi.
‘Indian GAAP’ shall mean the generally accepted accounting principles recommended by the Institute of Chartered Accountants of India and where there are no such principles recommended, the accounting principles accepted in India and consistently applied from period to period and throughout any period in accordance with past practices of Company and SAM Group Companies.

xxii.	‘Investor’s Dubai Subsidiary’ shall mean the company proposed to be formed under the laws of the United Arab Emirates and Controlled by the Investor.

xxiii.
‘Knowledge’ as used with respect to Company or SAM Group Companies shall mean matters as to which any of Promoters or any director, officer manager or employee of Company or SAM Group Companies has knowledge or matters which are not actually known but could have been known by such Persons based upon reasonable inquiry in the course of business or in connection with the verification of the representations and warranties under the Agreement.

xxiv.
‘Liabilities’ shall mean any and all current liabilities, obligations, payables, forms of taxation whether of India or elsewhere in the world, past, present and deferred (including, without limitation, income tax, stamp duty, customs and other import or export duties) and all other statutory or governmental impositions, duties and levies and all penalties, charges, costs and interest relating to any Claim.

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xxv.
“Licenses” shall mean all approvals, licenses, permits and other authorizations issued by central, state or local Government Authorities and required for the Business of the Company or SAM Group Companies.

xxvi.
‘Material Adverse Effect’ shall mean the occurrence or reasonably likely occurrence of any event, change, circumstance or effect that individually or in the aggregate (taking into account all other such events, changes, circumstances or effects), is or is reasonably likely to (a) have a material adverse effect to the financial conditions, properties, assets (including intangible assets), liabilities, business, operations, results of operations or prospects of Company or SAM Group Companies, or (b) materially hinder or delay Company’s or SAM Group Companies ability to consummate the transactions contemplated herein, or (C) materially hinder Company’s or SAM Group Companies ability to operate its business substantially in the manner previously conducted following the Completion.

xxvii.
‘Ordinary Course of Business’ shall mean the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency), but only to the extent consistent with Applicable Law and the custom of entities engaged in the same business as the existing business of the Company or SAM Group Companies, as the case may be.

xxviii.	‘Party’ shall mean the Investor, the Promoters or the Company referred to individually and ‘Parties’ shall mean the Investor, the Promoters and the Company referred to collectively.

xxix.
‘Person’ shall include an individual, an association, a corporation, a partnership, a joint venture, a trust, an unincorporated organisation, a joint stock company or other entity or organisation, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

xxx.
Proprietary Rights’ shall mean (i) Indian and foreign patents, patent applications, patent disclosures and improvements thereto; (ii) Indian and foreign trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names and corporate names, the goodwill associated therewith, and the registrations and applications for registration thereof; (iii) United States and foreign copyrights, and the registrations and applications for registration thereof; (iv) computer software (including source and object code) and related specifications, flow charts and other documentation; and (v) confidential information, trade secrets, inventions (whether patentable or not), business information, customer lists, know-how, technology; and all documentation relating to any of the foregoing.

xxxi.	‘Proceeding’ shall mean any action, suit, charge, hearing, claim, legal quasi-judicial, administrative, regulatory, arbitration or other alternative dispute resolution proceeding or investigation.

xxxii.
‘Representations and Warranties’ shall mean the representations, warranties covenants and undertakings given by the Company and/or the Promoters in this Agreement for themselves and for SAM Group Companies.

xxxiii.	‘Securities’ shall have the meaning provided to the term under Section 2(h) of the Securities Contract (Regulation) Act, 1956.

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xxxiv.	‘Shares’ or ‘Equity Shares’ shall mean the equity shares of the Company.

xxxv.	‘Shareholder’ or ‘Shareholders’ shall mean any Person who holds any Shares.

xxxvi.	‘Shareholders Agreement’ shall mean the Shareholders Agreement to be executed between the Parties hereto in a form and manner annexed hereto as Annexure 1.

xxxvii.	‘SAM Group Companies’ shall mean (i) Nexgen Capitals Limited, (ii) Abhichaya Investment Private Limited, and (iii) Pulin Investment Private Limited more specifically defined in Schedule 2.

xxxviii.
‘Subscription Shares’ shall mean 1,750,891 Equity Shares of the Company to be subscribed to and acquired by the Investor at a total consideration of INR  262,090,893.79 constituting 14.90% of the Fully Diluted issued and paid-up share capital of the Company post Completion representing more specifically the Fully Diluted shareholding as set out in Schedule 3.

xxxix.
‘Tax’ and, collectively ‘Taxes’ shall mean any and all foreign, central, state, municipal and local (or equivalent) taxes of any country, assessments and other governmental charges, customs duties, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits sales, service, use and occupation, and value added, ad valorem, stamp duty, stamp transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any liability for Taxes of a predecessor entity.

xl.
‘Tax Return’ shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and including any amendment thereof.

xli.	‘US GAAP’ shall mean the generally accepted accounting principles in the United States.

xlii.	‘Warrantors’ shall mean the Company and the Promoters for themselves and on behalf of SAM Group Companies and ‘Warrantor’ means any one of them.

1.2.	Other Defined Terms:

i.	‘Business Days’ means the days on which the banks are open for business in New Delhi.

ii.	‘Dispute’ shall have the meaning as ascribed to it in Clause 9.1 of this Agreement.

iii.	‘Losses’ shall have the meaning as ascribed to it in Clause 7.1 of this Agreement.

1.3.	Interpretation:

i.	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation.

ii.	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

a.	Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

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b.	All statutory instruments or orders made pursuant to a statutory provision; and

c.	Any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

d.	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

e.
Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

f.	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

g.	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

h.
Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

i.	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

j.	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning

k.
Reference to “Investor” shall unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor. The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital of the Company, the bonus shares shall be included.

l.	The words “include” and “including” shall be construed without limitation.

2.	SUBSCRIPTION ON COMPLETION DATE

2.1.
Subject to the terms and conditions set forth in this Agreement, and relying on the Representations and Warranties and the indemnities given by the Promoters and the Company under this Agreement, the Investor agrees on the Completion Date to subscribe for and the Company agrees to issue and allot to the Investor the Subscription Shares of face value of INR10/- each at issue price of INR 149.69/- each aggregating to an amount of INR 262,090,873.79 such that post acquisition of Subscription Shares of the Company, the Investor is the legal and beneficial owner of 14.90% of the total issued and paid up equity share capital of the Company and indirect shareholder of SAM Group Companies as set out in more detail at Schedule 3. The consideration to be paid for Subscription Shares shall be referred to as the Investment Amount (“Investment Amount”).

2.2.
The Subscription Shares shall be acquired by Investor on Completion Date free from all Encumbrances and together with all rights, title and interests now or hereafter attaching thereto. The Investment Amount shall be fixed and firm and shall not be subject to escalation unless mutually agreed upon in writing between the Parties hereto.

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2.3.
All payments under this Agreement shall be paid in Indian Rupees and shall be by way of pay order or banker’s draft drawn on scheduled bank in India or by way of telegraphic transfer to such account as may be notified to the Investor.

2.4.
The Subscription Shares shall rank pari pasu with the existing issued Equity Shares of the Company with respect to all stock activities including but not limited to voting rights, dividends and rights issuance.

3.	CONDITIONS PRECEDENT

3.1.
The Parties agree that the obligation of the Investor to acquire the Subscription Shares, is conditional upon the fulfillment of the conditions stipulated in Schedule 4 hereto to the satisfaction of the Investor, unless specifically waived in writing by the Investor and the Representations and Warranties continue to be true and correct on the Completion Date.

3.2.
If the Conditions Precedent mentioned in Schedule 4 are not fulfilled or satisfied or waived in writing by the Investor on or before 165 days from the Effective Date or such other date as may be mutually agreed between the Parties in writing, the Investor shall have the right to terminate this Agreement forthwith.

3.3.
The Promoters and the Company shall co-operate and provide all information and assistance to the Investor and/or its advisors and authorised representatives as reasonably requested by the Investor to enable them to verify the records/documents of the Company and SAM Group Companies, including as may be required for the purposes of the proxy statement filed by the Investor in accordance with the requirements of the laws of United States.

3.4.
Conduct Prior to Completion: During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Completion, the Promoters and the Company agree (except to the extent expressly contemplated by this Agreement or as consented to in writing by Investor) that Company and SAM Group Companies shall and Promoters shall cause the Company and SAM Group Companies to and shall ensure that each of the Company and SAM Group Companies shall, (i) carry on its business in the Ordinary Course of Business; (ii) pay its debts and taxes when due, subject to good faith disputes over such debts or Taxes, (iii) pay or perform other obligations when due, subject to good faith disputes; and (iv) use all reasonable efforts to preserve intact its present business organizations, and preserve its relationship with clients, lessors, licensors and others having business dealings with it, to the end that its goodwill and ongoing ability to provide services shall be unimpaired at the Completion. The Promoters agree to promptly notify the Investor of any event or occurrence not in the Ordinary Course of Business, and of any event which, in the opinion of the Company and/or the Promoters could reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, except as expressly contemplated by this Agreement, the Company shall not and the Promoters shall cause the Company and SAM Group Companies not to and shall ensure that Company and SAM Group Companies do not engage in any of the actions set out at Schedule 5, without the prior written consent of Investor which may be withheld in its sole discretion.

3.5.	No Solicitation on Promoters, Company and SAM Group Companies.

i.
From and after the date of this Agreement until the earlier of the Completion or the termination of this Agreement, the Company, SAM Group Companies and each of the Promoters shall not and the Promoters shall ensure that the Company and SAM Group Companies shall not directly or indirectly through any officer, director, employee, representative or agent of the Promoters or the Company or SAM Group Companies or otherwise, (i) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to an Alternative Transaction; (ii) engage or participate in negotiations or discussions concerning, or provide any information to any Person with respect to, or afford any access to the properties, books or records of Company or SAM Group Companies, or take any other action to facilitate any inquiries or the making of any proposal that may reasonably be expected to lead to an Alternative Transaction; or (iii) authorize, agree into, accept, approve or recommend any agreement or understanding with respect to any Alternative Transaction. The Promoters, the Company and SAM Group Companies have terminated all and any pending discussions or negotiations relating to any Alternative Transaction and represent and warrant that they had the legal right to terminate such discussions without payment of any fee or other penalty.

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ii.
The Company, the SAM Group Companies and the Promoters shall immediately notify the Investor (and no later than 24 hours) after (a) receipt by the Promoters or the Company or the SAM Group Companies (or its advisors) of Knowledge of any Alternative Transaction, or (b) if any discussions are sought to be initiated with regard to any Alternative Transaction, or (c) receipt of any request for information or for access to the properties, books or records of Company or SAM Group Companies by any Person that intends to enter into or has entered into an Alternative Transaction. Such notice shall be made orally and in writing and shall communicate to Investor the identity of the Person making such request or inquiry and any other terms of such request or inquiry and any other terms of such request or inquiry.

iii.
It is acknowledged and agreed between the Parties that the Subscription Shares are not an ordinary article of commerce and are of special value of interest to the Investor and any breach or violation of the provisions of this Clause 3.5 shall cause to Investor irreparable harm and damages for which payment in damages shall not constitute adequate relief, and that therefore, without prejudice to any and all other rights and remedies the Investor may have, the Investor shall be entitled without proof of special damage to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Clause 3.5. Provided, however, that any sum payable to the Investor under this section as liquidated damages, compensation or costs shall not exceed US$ 2 million.

3.6.
No Solicitation by Investor. From and after the date of this Agreement until the earlier of the Completion or the termination of this Agreement the Investor shall not directly or indirectly solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to any acquisition or subscription or purchase of Securities of any company in India engaged in similar line of Business. Any breach of this clause 3.6 by the Investor shall cause irreparable harm and damages to the Promoters and the Company for which payment in damages shall not constitute adequate relief and therefore without prejudice to any and other rights available to the Company and the Promoters, the Company and the Promoters shall be entitled jointly without proof of special damage to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Clause 3.6 provided that the Promoters and the Company can jointly claim actual liquidated damages, compensation or  costs incurred to the extent of US$ 2 million.

4.	COMPLETION

4.1.
The Promoters and the Company shall notify the Investor of the fulfillment of the Company Conditions Precedent and provide to the Investor, all the requisite documents evidencing fulfillment of such Conditions Precedent applicable to the Promoters and/or the Company and/or SAM Group Companies. The Investor through its advisors/counsel shall then satisfy itself as to the fulfillment of the Company Conditions Precedent. The Investor shall notify the Promoters and the Company within 7 days from the date of receipt of all the documents/information from the Promoters of its satisfaction or dissatisfaction with the same or of waiving the fulfillment of any of the Company Conditions Precedent applicable to the Promoters and/or the Company and/or the SAM Group Companies.

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4.2.
 In case the Investor notifies the Promoters or the Company of its dissatisfaction under Clause 4.1 above, the Promoters shall fulfill the unfulfilled Conditions Precedent on receipt of such notice and shall provide to the Investor, all requisite documents evidencing fulfillment of that Condition Precedent. The procedure referred to in Clause 4.1 above shall be followed thereafter until the fulfillment of all Company Conditions Precedent applicable to the Promoters and/or Company and/or SAM Group Companies, to the satisfaction of the Investor.

4.3.
Upon fulfillment of all the Conditions Precedents to the satisfaction of the Investor or if specifically waived in writing by the Investor, the Parties shall proceed to complete the subscription and purchase of Subscription Shares to the Investor (‘Completion’) in the manner provided in this Clause 4 and shall agree upon a date on which the Completion shall take place. The date so agreed between Investor, the Company and the Promoters shall hereinafter be referred to as the ‘Completion Date’, which in any case shall not be later than 165 days from the Effective Date. This date may however be extended upon mutual agreement between the Parties.

4.4.
The Completion shall take place at the time and place mutually agreed between the Parties and on simultaneous completion of the following actions and receipt of the Investment Amount as indicated in Clause 4.5:

i.	The Promoters shall convene meeting of the Board of Directors of the Company, wherein the Board shall pass the following resolutions:

ii.	Approve issue and allotment of Subscription Shares.

iii.	Appoint one nominee of Investor as director.

iv.	Enter the name of the Investor as the legal and beneficial owner of the Subscription Shares free of all Encumbrances, in the register of members of the Company.

v.	Notify/intimate regulatory authorities as required under Applicable law.

4.5.
The Promoters shall convene meeting of the Board of Directors and/or shareholders as may be required under Applicable Law for the SAM Group Companies, wherein the Board of Directors and the shareholders of respective companies shall pass the following resolutions:

i.	Noting the indirect change in the shareholding, pursuant to investments made by Investor in the Company and reflecting the proposed shareholding as contemplated under Schedule 3.

ii.	Pass necessary board resolutions, shareholders resolution and take such actions as may be necessary to adopt the revised Articles of Association as set out in Schedule 4 of the Shareholders Agreement.

iii.	Notify/intimate regulatory authorities as required under Applicable law.

4.6.	The Promoters shall deliver and cause the Company and SAM Group Companies to deliver, wherever required, the following documents to the Investor:

i.
A certificate signed by the Promoters and the Company to the effect that the Representations and Warranties contained in this Agreement, continue to be true and correct as on the Completion Date with the same effect as though such Representations and Warranties had been made as of such date;

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ii.	Original share certificates evidencing the Subscription Shares or credit of the Subscription Shares in the depository account provided by the Investor to the Company; and

iii.	Other documents as specifically identified as Schedule 10.

4.7.
Simultaneously upon completion of all the steps contemplated in Clause 4.4 above (but prior to the issue of share certificate or credit of the Subscription Shares in the depository account provided by the Investor to the Company), the Investor shall remit the Investment Amount, for credit to the account of the Company as intimated to the Investor in accordance with Clause 2.3.

4.8.	Immediately after subscription and purchase of Subscription Shares by the Investor, the shareholding pattern of the Company and the SAM Group Companies shall be as set out in Schedule 3.

4.9.
The Parties agree to take all measures that may be required to ensure to the extent possible, that all the events contemplated in this Clause 4 on the Completion Date are completed on the same day unless otherwise specifically agreed in writing by the Parties.

4.10.
Notwithstanding the provisions of Clause 4.7, all proceedings to be taken and all documents to be executed and delivered by the Parties at Completion shall be deemed to have been taken and executed simultaneously to the extent possible and no proceedings shall be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

5.	CONDITIONS SUBSEQUENT TO COMPLETION AND COVENANTS

5.1.
The Investor’s obligation to subscribe for and purchase of Subscription Shares at the Completion is subject to the fulfillment after the Completion of each of the conditions as set out in Schedule 6, unless waived in writing by such Investor at the Completion.

5.2.
No Guarantee/Pledge. The Investor shall not at any point in time be required to pledge their Subscription Shares or provide any guarantee or other support to any third party, including without limitation lenders of Company and/or SAM Group Companies.

5.3.
Ethical Business Practices. The Company and SAM Group Companies shall and the Promoters shall ensure that the Company and SAM Group Companies shall ensure that the business practices of Company and SAM Group Companies are ethical and in accordance with Applicable Laws.

5.4.
Variances to annual operating budget & business plan. Any proposed variance to the annual operating budget, business plan or estimations in relation to capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of  Group Companies or  Group Companies on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vive versa) beyond 25% of what is stated in the annual operating budget, business plan or estimations along with reasons for such variance shall be brought to the immediate attention of the Board and shall not be implemented without the prior written consent of Investor.

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5.5.
Financial and accounting records. The Company and SAM Group Companies shall maintain true and accurate financial and accounting records of all operations in accordance with Indian GAAP, and in accordance with all relevant Indian statutory and accounting standards and the policies from time to time adopted by the respective Board of Directors. The financial statements and accounts of Company and SAM Group Companies shall be prepared in English and shall be audited on an annual basis.

5.6.
Inspection & Audit Rights of Investor. The Company and SAM Group Companies shall and the Promoters shall ensure that the Company and SAM Group Companies, on receiving a request from Investor provide as soon as practicable to Investor copies of any documents, secretarial, accounting or other records which are prepared and maintained by Company and SAM Group Companies as may be required by Investor. The Investor shall have full and complete access to the premises, records, accounts, documents of Company, SAM Group Companies and their subsidiaries with rights, by itself or through its authorised representatives, to inspect such accounts, records and documents.

5.7.
Listing of Subscription Shares. Company shall take necessary steps and the Promoters shall ensure that the Company makes necessary applications and ensure that the Subscription Shares of the Investors are listed on the regional stock exchanges where the Equity Shares of the Company are currently listed as soon as possible after Completion.

5.8.
Investor shareholding. Promoters and the Company shall ensure that on completion of the proposed merger of the Company with SMC Global Securities Limited, the Investor will continue to hold at least 14.90% of the post merger issued and paid-up share capital of SMC Global Securities Limited.

5.9.
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four (4) years from the date of Completion.

6.	REPRESENTATIONS AND WARRANTIES

6.1.
True and Accurate: The Warrantors represent, warrant and undertake to the Investor, that each of the statements set out in this Clause and Part 1 of Schedule 7 hereof, as applicable to the Warrantors, is now and will be true and accurate at the Completion Date. The Warrantors acknowledge that the Investor, in entering into this Agreement, is relying on such representations, warranties and undertakings and shall be entitled to treat the same as conditions of the Agreement.

6.2.
Investor Representation: The Investor hereby represents and warrants that subject to the fulfillment of the Condition Precedent to this Agreement, it has the corporate power and authority to execute, delivers and perform this Agreement and the transactions contemplated herein. The execution, delivery and performance by the Investor of this Agreement has been duly authorized and approved by its board of directors. Investor additionally makes the representations and warranties as set out in this Clause and Part 2 of Schedule 7, is true now and will be true and accurate at the Completion Date.

6.3.
Separate and Independent: Each of the Representations and Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Representations and Warranty or any other term of this Agreement, which is not expressly referenced to the Representations and Warranty concerned.

6.4.
Knowledge: If any Representation or Warranty is qualified by Knowledge, then it means that the Representation or Warranty has been made to the Knowledge of the Warrantors, after the Warrantors have made and caused to be made such due and proper inquiries as may be required in respect of the relevant matter to obtain informed Knowledge.

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6.5.
Undertaking: None of the Warrantors shall do, allow or procure any act or omission before the Completion Date which would respectively constitute a breach of any of the Representations and Warranties if they were given at the Completion Date, or which would make any of the Representations and Warranties inaccurate or misleading if they were so given.

6.6.
Notification of breach: Each of the Warrantors hereby agree to disclose promptly to the Investor in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement which:

i.	would render any of the Representations and Warranties to be inaccurate;

ii.	in the Knowledge of the Warrantors has, or is likely to have, a Material Adverse Effect on the Company or SAM Group Companies.

6.7.	Survival: The Representations and Warranties provided in this Agreement shall survive the Completion Date for a period of three (3) years.

6.8.
Investor’s Reliance. The Company and the Promoter hereby agree and acknowledge that the Investor has agreed to subscribe to the Subscription Shares inter alia relying upon the Representations and Warranties.

7.	INDEMNITY

7.1.
Without prejudice to any other right available to the Investor in law or under equity, the Company and the Promoters (“Indemnifying Party”) shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents, (collectively the “Investor Indemnified Party”), from and against any and all direct and actual liabilities, damages, demands, Claims including third-party claims (“Third-Party Claims”), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“Losses”) (excluding any indirect and remote Third Party Claims or loss of profit or opportunities or such punitive damages), directly or indirectly, based upon, arising out of, or in relation to or otherwise in respect of:

i.
any willful misrepresentation or false information in or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement or any document or other papers delivered by any of them to the Investor (other than relating to forward looking statement and future projections or disclosed in the Disclosure Schedule) in connection with or pursuant to this Agreement;

ii.	any liability arising out of non compliance of any obligation undertaken by the Company or the Promoters;

iii.
any liabilities and obligations of whatever nature relating to any litigation, Claim or governmental investigation pending or relating to the business or operations of the Promoters or the business of the Company or SAM Group Companies prior to the date of execution of this Agreement and as on the Completion Date and not disclosed in the Disclosure Schedule;

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iv.
any liability due to any non-compliance of any Applicable Law, rules or regulations prior to the date of execution of this Agreement and as on the Completion Date and not disclosed in the Disclosure Schedule.

v.	Irrespective of any disclosures made in the Disclosure Schedule, any Losses arising out of the termination of license obtained by the Company from Bombay Stock Exchange Limited

7.2.
Limitation of Liability. The Company’s and the Promoters’ obligation to indemnify the Investor under Clause 7.1 and Clause 7.3 shall not exceed an amount equal to the Investment Amount. Provided further that, Promoters’ obligation to indemnify the Investor under Clause 7.1 and Clause 7.3 will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place.  Further, for the purposes of this Clause 7.1 and Clause 7.3, the term Promoters shall only include:(i) Mr. M.C. Gupta, (ii) Mr. S.C. Aggarwal, (iii) Mr. Ajay Garg, (iv) SMC Global Securities Limited, (v)  SMC Share Brokers Limited and no other Promoters.

7.3.
Any compensation or indemnity as referred to in Clause 7.1 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which Investor is to be indemnified, had been correct.

7.4.
The Investor shall not assume in any manner, any responsibility or liability whatsoever in respect of the business of the Company, the SAM Group Companies, or its operations or activities, to any Person, firm, the company, body corporate or other entity and any authority, whether central, state, local, municipal or otherwise, in respect of any time prior to or after the Completion Date, nor assume any responsibility or liability for any non-compliance, of any Applicable Law, rules, regulations, any monetary or other liability.

7.5.	Procedure for Indemnification:

i.
The Investor Indemnified Party shall give notice to the Indemnifying Part of any Claim, specifying in reasonable detail the factual basis for the Claim, the amount thereof, estimated in good faith, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Claim shall have occurred.

ii.
With respect to Claim solely between the parties hereto, following receipt of written notice from the Indemnified Party of a Claim, the Indemnifying Party shall have fifteen (15) days to make such investigation of the Claim as the Indemnifying Party deems necessary or desirable, and the Investor Indemnified Party agrees to make available to the Indemnifying Party to substantiate the Claim. If the Investor Indemnified Party and the Indemnifying Party agree at or prior to the expiration of the fifteen (15) day period to the validity and amount of such Claim, or if the Indemnifying Party fails to notify the Indemnified Party of any dispute with respect to the validity or amount of such Claim within such fifteen (15) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the full amount of the Claim, subject to the terms hereof. If the Investor Indemnified Party and the Indemnifying Part do not agree within the fifteen (15) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the amount of such Claim to the extent the parties agree or remains undisputed, and the Investor Indemnified Party may seek appropriate remedy at law or equity, as applicable, subject to the limitations hereof, with respect to any portion of its Claim not paid by the Indemnifying Party hereunder.

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iii.	Third-Party Claims: The obligations and liabilities of each party to this Agreement under Clause 7.1 hereof related to Third-Party Claims shall be subject to the following terms and conditions:

a.
At any time after receipt of notice of any Third-Party Claim asserted against, imposed upon or incurred by an Investor Indemnified Party, the Investor Indemnified Party shall notify the Indemnifying Party of such claim in writing. The Indemnifying Party shall be entitled, at its own expenses, to participate in and, upon written request from the Investor Indemnified Party, shall undertake the defense thereof in good faith by counsel of the Indemnifying Party’s own choosing, which counsel shall be satisfactory to the Investor Indemnified Party; provided, however, that (i) the Investor Indemnified Party shall at all times have the option, at its own expense, to participate fully therein (without controlling such action) and (ii) if in the Investor Indemnified Party’s judgment a conflict of interest exists, such Investor Indemnified Party shall be entitled to select counsel of its own choosing reasonably satisfactory to the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

b.
If within thirty (30) days after written notice to the Investor Indemnified Party of the Indemnifying Party’s intention to undertake the defense of any Third-Party Claim the Indemnifying Party shall fail to defend the Investor Indemnified Party against such Third Party Claim, the Investor Indemnified Party will have the right (but not the obligation) to undertake the defense and/or enter into a compromise or settlement of such Third-Party Claim on behalf of, and for the account and at the risk of, the Indemnifying Party.

iv.
Each Party shall provide the other with access to all records and documents within the first named party’s possession, custody or control relating to any Third Party Claim, and shall otherwise co-operate with the other Party with respect to defending any Third-Party Claim.

7.6.
Other Rights and Remedies Not Affected: The Parties hereto acknowledge and agree that damages alone would not provide an adequate remedy for any breach or threatened breach of the provisions of this Agreement and therefore that, without prejudice to any and all other rights and remedies the Investor may have (including but not limited to, damages), the Investor shall be entitled to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Agreement. The remedies set forth in this Clause 7 are cumulative and shall in no way limit any other remedy any party hereto has at law, in equity or pursuant hereto.

8.	CO-OPERATION

8.1.
The Parties shall use their best efforts to ensure that the transactions contemplated by this Agreement are consummated as per the terms hereof, including without limitation, obtaining all approvals from the applicable government and/or regulatory authorities and other Persons as may be necessary or reasonably requested by Investor in order to consummate the transaction contemplated by this Agreement.

8.2.
The Promoters, Promoter Group and the Company, in so far as the SAM Group Companies is concerned undertake to ensure that they, their representatives and proxies representing them at the general meetings of the Company and the SAM Group Companies, shall at all times exercise their votes and through their respective appointed/nominated Directors (or alternate Directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually implement the spirit, intent and specific provisions of this Agreement.

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9.	RESOLUTION OF DISPUTES

9.1.
Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

9.2.
Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 9.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to conciliation for resolution of the said Dispute to a retired High Court Judge or a reputed Chartered Accountant acceptable to the Parties. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

9.3.
Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 9.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the rules of the Singapore International Arbitration Centre. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

i.	The place of the arbitration shall be Singapore.

ii.	The proceedings of arbitration shall be in the English language.

iii.
The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. In case the arbitrators have not decided on the costs of the arbitration proceedings, each Party to the Dispute shall bear its own costs, in relation to the arbitration proceedings.

iv.	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

v.	The Indian courts shall have exclusive jurisdiction.

10.	GOVERNING LAW

This Agreement shall be governed by and construed under the laws of India, without regard to the conflicts of law provisions thereof.

11.	NOTICES

11.1.
Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

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The Investor:	Mr. F. Jacob Cherian
Address:	330 East, 38th Street, suite 46C, New York, NY 10016, USA
Tel:	+1 917 528 5632

With a copy to:

(i)	Ira Roxland
Sonnenschein Nath & Rosenthal LLP
1221 Aevnue of the Americas
New York, NY 10020-1089
Fax: +1 212 768 6800

(ii)	Rajesh Begur
A.R.A. LAW
3/F Mahatma Gandhi Road
Charni Road (West)
Mumbai – 400 002
Fax: +91 222 2284 1800

The Company:	SAM Global Securities Limited
Address:	17, Netaji Subhash Marg, Darya Ganj, New Delhi - 110002
Tel:	011-30111000
Facsimile:	011-23263297
Attn:	Mr. Ajay Garg

The Promoter and Promoter Group:	Mr. S.C Aggarwal
Address:	C-335, Saraswati Vihar, New Delhi - 110088
Tel:	011 - 3111000
Facsimile:	011 - 23263297

11.2.
All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

11.3.	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

12.	TERM

This Agreement shall come into effect and force and be binding on the Parties from the date first written above and shall remain in full force for a period of three years unless:

(i)	terminated in accordance with the provisions of this Agreement, or

(ii)
the Investor failing to hold at least 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares shall be included, whichever is earlier.

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13.	CONFIDENTIALITY AND PUBLICITY

13.1.
The Parties recognize that each of them will be given and have access to confidential and proprietary information of the other Parties. The Parties undertake not to use any of such confidential information for their own corporate purposes without the prior written consent of the Party owning such information and shall use their best efforts to keep confidential and not to disclose to any third party any of the other Parties’ confidential and proprietary information. The Parties shall also cause their respective directors, employees, officers and any other persons to whom the above mentioned information is disclosed to execute a letter of confidentiality to the effect provided in this Clause. The obligations of confidentiality shall not apply to any information that:

i.	was developed independently by the Parties;

ii.	was known to the Party prior to its disclosure by the disclosing Party;

iii.	has become generally available to the public (other than by virtue of its disclosure by the receiving Party);

iv.	may be required in any report, statement or test, the Company submitted to any governmental or regulatory body;

v.	may be required in response to any summons or subpoena or in connection with any litigation; or

vi.	may be required to comply with any law, order, regulation or ruling applicable to any Party hereto.

Provided that prior to any disclosure in respect of a request to disclose confidential information under subclauses (iv), (v) and (vi), above a Party must first notify the Party owning such confidential information, who shall then have the opportunity to respond to and/or dispute such request. The provisions of this Clause shall survive the termination of this Agreement.

13.2.
Upon termination of this Agreement, the Parties shall cause the Company to either (i) return to the Investor and the Promoter, as applicable, and the Parties shall return to each other, all documents and information belonging to such Person and all copies thereof in the possession or under the control of a Party which does not own such property, and all confidential information in whatever media; or (ii) destroy all documents and information belonging to the other Party and all copies thereof in the possession or under the control of a Party.

13.3.
Publicity. Except as required by Applicable Law, the Company, Promoters and the Investor (or any of their respective Affiliates) shall not, and the Promoters shall cause the Company not to, without the prior written consent of each other Party hereto, which consent shall not be unreasonably withheld or delayed, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement. Prior to making any public disclosure required by Applicable Law, the disclosing party shall consult with the other Parties hereto, to the extent feasible, as to the content and timing of such public announcement or press release.

14.	AUTHORISED PERSON

For the purposes of this Agreement, the SAM Group Companies and Promoter Group shall be represented by Mr. S.C. Aggarwal and Mr. M.C. Gupta, jointly and severally. Accordingly, the SAM Group Companies and Promoter Group hereby authorise Mr. S.C. Aggarwal and Mr. M.C. Gupta to, jointly and severally, represent and take any decision which may be required to be taken, do all acts and execute all documents which are or may be required by the SAM Group Companies and Promoter Group for the proper and effective fulfillment of the rights and obligations under this Agreement. Any action taken or deed performed or document executed by Mr. S.C Aggarwal and/or Mr. M.C. Gupta shall be deemed to be acts or deeds done or documents executed by all the SAM Group Companies and/or Promoter Group, and shall be binding on all the SAM Group Companies and Promoter Group.

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15.	TERMINATION

15.1.	Termination before Completion:

i.	Grounds of Termination. This Agreement may be terminated at any time prior to Completion upon the occurrence of any of the following events:

a.	By mutual written agreement of the Parties.

b.
By the Investor upon written notice to the Promoters and Company, if there shall have been: (i) a breach of any Representation and Warranty made under this Agreement, or if any Representation and Warranty shall have become untrue in any respect, or (ii) a breach by the Warrantors of any of their covenants or agreements hereunder and such breach is not cured within thirty (30) days after notice thereof by the Non-defaulting Party, or (iii) in case of Material Adverse Effect.

c.
By the Investor only, upon written notice to Promoters and Company, if any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

d.
By the Investor only, in the event the Company or any SAM Group Companies or any Promoter becomes or is declared insolvent or bankrupt, makes an assignment for the benefit of all or substantially all of its creditors, enters into an agreement for the composition, extension or readjustment of all or substantially all or of its obligations, or becomes the subject of any Proceedings related to its liquidation or insolvency or for the appointment of a receiver or similar officer.

e.
By the Promoters only, in the event the if the Investor becomes or is declared insolvent or bankrupt, makes an assignment for the benefit of all or substantially all of its creditors, enters into an agreement for the composition, extension or readjustment of all or substantially all or of its obligations, or becomes the subject of any Proceedings related to its liquidation or insolvency or for the appointment of a receiver or similar officer.

f.
By Investors only, on termination of the Share Subscription Agreement and/or Shareholders Agreement with SMC Global Securities Limited for any reason whatsoever attributable to the Company and the Promoters.

ii.
The Parties acknowledge and agree that Promoters must exercise the right to terminate this Agreement pursuant to Clause 15 as a group and that no individual Promoter shall have the right to exercise such right without agreement of the other Promoters.

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iii.
Effect of Termination Before Closing: The provisions of Clause 7 (Indemnity), Clause 9 (Resolution of Disputes), Clause 10 (Governing Law), Clause 13 (Confidentiality), Clause 16 (Miscellaneous Provisions) and this Clause 15.1(iii)shall survive the termination hereof.

15.2.	Termination after Completion.

i.	Grounds of Termination. This Agreement may be terminated after Completion as follows:

a.	If so agreed in writing by Promoters and Investors.

b.
By the Investor with immediate effect by notice in writing to the Promoters if the Company or any of the SAM Group Companies is declared insolvent, bankrupt, industrially sick, or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Company or any SAM Group Companies or if the Company or any SAM Group Companies are liquidated or dissolved.

c.
If the Promoters or Company or SAM Group Companies or any of them (the “Defaulting Party”) commits any material breach under this Agreement which has Material Adverse Effect, the Investors may terminate this Agreement with immediate effect if such material breach is not remedied within thirty (30) days after receipt by the Defaulting Party of a written notification of default from the Investor

d.
By the Promoters with immediate effect by notice in writing to the Investor, if the Investor is declared insolvent, bankrupt, industrially sick or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Investor or if the Investor is liquidated or dissolved.

e.
By the Investor, if at any time the facts emerge indicating that the Company and / or Promoters have intentionally withheld or suppressed information or made any misrepresentations which would have had a Material Adverse Effect.

f.
By Investors only, on termination of the Share Subscription Agreement and/or Shareholders Agreement with SMC Global Securities Limited for any reason whatsoever attributable to the Company and the Promoters.

g.
By the Investor, if within four years from the signing of this Agreement, conditions exist that would allow for a listing of the Company’s equity shares on any agreed Indian stock exchange(s) as contemplated in Clause 5.8 of the Agreement and the Company and/or the Promoters decide for reasons of their own not to seek a listing unless such listing is postponed at the request of the Investor.

ii.
The provisions of Clause 6 (Representation and Warranty), Clause 7 (Indemnity), Clause 9 (Resolution of Disputes), Clause 10 (Governing Law), Clause 13 (Confidentiality), Clause 16 (Miscellaneous Provisions) and this Clause 15.2 (ii)shall survive the termination hereof.

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16.	MISCELLANEOUS PROVISIONS

16.1.
Reservation of Rights: No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

16.2.
Cumulative Rights: All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

16.3.
Partial Invalidity: If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

16.4.
Amendments: No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties. The Parties may mutually agree to amend or waive any terms of this Agreement.

16.5.
Assignment: This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder to any of its Affiliates without the consent of the other Parties provided that Investor shall continue to be liable for the Investment Amount, subject to terms of this Agreement, irrespective of such assignment.

16.6.
Entire Agreement: This Agreement constitutes the entire Agreement between the Parties with respect to the subscription and purchase of Subscription Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

16.7.
Relationship: None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

16.8.
Costs: Each Party shall bear its own expenses incurred in preparing this Agreement. The stamp duty and other costs payable: (i) on this Agreement, (ii) the issue of Subscription Shares to the Investor and (iii) transfer of shares in order to restructure the shareholding of SAM Group Companies as contemplated under this Agreement, shall be borne by the Company or SAM Group Companies.

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16.9.
Force Majeure: No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed. However, it is agreed between the Parties that if such event continues for more than 60 (sixty) days the affected Party may terminate this Agreement thereafter, unless mutually agreed between the Parties.

16.10.
Severance: Any provision of this Agreement which is invalid or unenforceable under Applicable Law shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties including any provisions under Applicable Law, the Parties shall use reasonable efforts to agree upon a new provision which shall as nearly as possible have the same commercial effect as the inefficient provision.

16.11.
Good Faith Negotiations and Further Assurances: Subject to Clause 15.1, the Parties agree that if the transactions contemplated in this Agreement cannot be completed in the manner set forth herein, then the Parties shall use reasonable endeavours to enter into other transaction, no later than sixty (60) days from the expiration of one hundred and sixty five (165) days period from the Effective Date, that (a) would result in a substantially similar outcome and (b) do not materially prejudice any of the Parties. Each of the Parties further agrees that, during any such negotiations, it shall refrain from initiating any legal actions against the other Parties.

16.12.
Execution in Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

16.13.
Authorisation: The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

Signature Page Follows:

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IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

Millennium India Acquisition Company Inc.	SAM Global Securities Limited

/s/ F JACOB CHERIAN	/s/ AJAY GARG
Name: Mr. F Jacob CHERIAN	Name: Ajay GARG
Title: CEO & President	Title: Director

/s/ SUHEL KANUGA
Name: Mr. Suhel KANUGA
Title: CFO and Exec Vice President

PROMOTERS AND PROMOERS GROUP
SMC Global Securities Limited

/s/ AJAY GARG	/s/ S.C. AGGARWAL
Mr. Ajay GARG	Mr. S.C. AGGARWAL

SMC Share Brokers Limited

/s/ S.C. AGGARWAL and /s/ M.C. GUPTA	/s/ M.C. GUPTA
Mr. S.C. AGGARWAL and Mr. M.C. Gupta (for and on behalf of the Promoter Group)	Mr. M.C. GUPTA

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SCHEDULE 1 -   PROMOTER AND PROMOTER GROUP

PROMOTERS

Name	Number of Share	Percentage
SMC Global Securities Ltd.	970000	9.70
SMC Share Brokers Ltd.	970000	9.70
Ajay Garg	150000	1.50

PROMOTERS GROUP

Name	Number of Share	Percentage
Jai Ambey Share Broking Ltd.	970000	9.70
MVR Share Trading (P) Ltd.	960000	9.60
A To Z Consultants (P) Ltd.	725000	7.25
A To Z Venture Capitals Ltd.	725000	7.25
Rolex Finvest (P) Ltd.	725000	7.25
Zee Datatline (P) Ltd.	725000	7.25
Anurag Bansal	150000	1.50

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SCHEDULE 2 -   COMPANY AND SAM GROUP COMPANIES

S. No.	Name of Company	Status	Activity
1. 2. a) b) c)	SAM Global Securities Limited SAM Global Securities Limited Group Companies Pulin Investment Private Limited Abhichhaya Investment Private Limited Nexgen Capitals Limited

•  Registered as Member with BSE for Capital Market
•  Registered as Member with BSE as trading and clearing member in F&O.
•  Registered as Depository Participant with the Central Depository Services (India) Ltd.

Investment Company

Investment Company

Category-I Merchant Banker
• Trading/ Broking in: - Capital Market Segment - Future & Option Market Segment • Clearing member (F & O) • Providing depository participant services Investment Investment Merchant Banking Activities

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SCHEDULE 3 – POST COMPLETION SHAREHOLDING STRUCTURE

SAM GLOBAL SECURITIES LIMITED

Name	Number of	Face value	Amt. Paid	% of total
	shresheld	per shares (Rs)	(Rs. In lakhs)
Promoters
SMC Global Securities Ltd.	970,000	10	9,700,000.00	8.25
SMC Share Brokers Ltd.	970,000	10	9,700,000.00	8.25
Jai Ambe Share Broking Ltd.	970,000	10	9,700,000.00	8.25
MVR Share Trading (P) Ltd.	960,000	10	9,600,000.00	8.17
ATOZ Consultants (P) Ltd.	725,000	10	7,250,000.00	6.17
ATOZ Venture Capital Ltd.	725,000	10	7,250,000.00	6.17
Rolex Finvst (P) Ltd.	725,000	10	7,250,000.00	6.17
Zee Dataline (P) Ltd.	725,000	10	7,250,000.00	6.17
Mr. Anurag Bansal	150,000	10	1,500,000.00	1.28
Mr. Ajay Gupta	150,000	10	1,500,000.00	1.28
Millennium India Acquistion Company Inc	1,750,891	10/-	17,508,910.00	14.90
Others	2,930,057	10	29,300,570.00	24.93
TOTAL	11,750,948	10	117,509,480.00	100

ABHICHHAYA INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45600	100

PULIN INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35100	100

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NEXGEN CAPITALS LIMITED

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1141897	44.93
Pulin Investments (P) Ltd.	1195363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2541660	100

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SCHEDULE 4 - CONDITIONS PRECEDENT

PART 1: CONDITIONS PRECEDENT OF PROMOTERS AND THE COMPANY

1.	Board approval by Company: The Board of Directors shall have passed necessary resolutions at duly constituted meetings approving the issue of the Subscription Shares.

2.
Shareholders approval by Company: The Company shall have been passed at a resolution at its general meeting approving resolution under section 81(1A) of the Act the preferential allotment of the Subscription Shares to the Investor.

3.
Increase Authorized Share Capital: The Company shall have increased its authorized share capital as necessary to issue the Subscription Shares to Investor and the Company shall have paid the necessary stamp duties and filed necessary forms with Registrar of Companies.

4.
Articles of Association.  Shareholders approval shall have been obtained for amending Articles of Association of the Company and SAM Group Companies in a manner necessary to facilitate the transaction contemplated by this Agreement.

5.
Shareholding of SAM Group Companies: Each of the SAM Group Companies shall have changed the existing shareholding structure in a manner to ensure that the shareholding of SAM Group Companies reflects the proposed shareholding structure as specified in Schedule 8 hereto.

6.
Material Adverse Effect. There shall not have been any event, such as, (i) termination or cancellation of material Licenses of the Company or SAM Group Company, (ii) any event that materially hinders the ability to consummate the transaction contemplated by this Agreement, (iii) any event that effects the business or operations of the Company or SAM Group Companies that has Material Adverse Effect.

7.	Listing. Obtain in-principal approval for listing of Subscription Shares on the regional stock exchanges where the shares of the Company are currently listed.

8.
Agreement. The Promoters of SMC Global Securities Limited, Investor and SMC Global Securities Limited shall have executed a Share Subscription Agreement and Shareholders Agreement in a form acceptable to the Parties and shall have completed the Closing as contemplated in such agreement.

9.
Employment Agreements. (i) The directors of the companies forming part of the SAM Group shall have entered into employment contracts with their respective companies setting out the specific terms and conditions of their employment with the company, (ii) All Key Employees (as set out in Annexure “3”) of the SAM Group Companies shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations, and (iii) All employees, on or before Completion or within 60 days from Completion, shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations.

10.
Compliance Certificate.  The Company and each of SAM Group Companies shall have obtained a certificate from a practicing Company Secretary confirming that the statutory records have been updated as required under Applicable Laws.

11.
Bank details: The Company shall have provided details of the bank account of the Company maintained with the Authorised Dealer to the Investor for the purpose of receiving the Investment Amount under this Agreement.

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12.
Financial Statements: The Investor shall have received from the Promoters and the Company (i) two years Balance Sheet and Profit and Loss Account for the period ended March 31, 2007 and March 31, 2006, and (ii) three years Profit and Loss Account for the period ended March 31, 2007, March 31, 2006 and March 31, 2005 (“Financial Statement”) prepared and translated in accordance with US GAAP and re-audited by a Public Company Accounting Oversight Board accounting firm acceptable to the Investor.

13.
No Objection Letter: The Promoters, the Company and SAM Group Companies shall have delivered to the Investor a No Objection Letter pursuant to Press Note No. 1 and Press Note No. 3 of 2005, in a form attached as Annexure “2” of this Agreement and shall be signed and delivered to the Investor by the Promoters, the Company and SAM Group Companies on or before Completion.

14.
Regulatory Approvals: The Promoters, the Company and SAM Group Companies shall have obtained necessary regulatory approvals as specified in Schedule 9 attached hereto and complied with the requirements of Listing Agreement with respect to the transaction as contemplated in this Agreement and the resulting change in the shareholding of the SAM Group Companies, directly or indirectly, shall be in compliance with the requirements of Applicable Laws.

15.	Financial Statement. The translation and re-audit of Financial Statements in US GAAP shall not have resulted in any variance of more than 25% to the Financial Statements prepared under Indian GAAP.

16.
Name License Agreement. Mr. M.C. Gupta, Mr. S.C. Aggarwal and SAM Global Securities Limited shall have executed a Name License Agreement with the Company for assigning the use of the words “SMC” as part of its corporate name at a nominal fee and agreeing that a similar license shall not be given to any other entity engaged in the similar line of Business except as provided in the Disclosure Schedule. Provided that such companies shall execute similar agreement with the Company confirming that it shall not permit use of the word “SMC” to any other entity without prior approval of the Company.

PART 2: CONDITIONS PRECEDENT OF INVESTOR

1.	Financial Statements: The translation and re-audit of Financial Statements in US GAAP shall not have resulted in any variance of more than 25% from the Financial Statements prepared under Indian GAAP.

2.
Consent by Investor: (i) US Securities and Exchange Commission would have advised that there are no further comments to the proxy statement filed by the Investor in accordance with the requirements of the laws of United States, (ii) the shareholders of the Investor would have passed resolution approving the investments in the Company, and (iii) holders of no greater than 19.9% of equity interest of the Investor should have sought redemption of their equity shares;

3.	KYC Compliance: The Investor shall have satisfied the Know Your Client norms to ascertain that the Investor is an ‘eligible investor’ in accordance with the laws of United States;

4.	Regulatory Approvals: The Investor shall have obtained Foreign Investment Promotion Board approval as specified in Schedule 9 attached hereto.

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5.
Agreement. The Promoters of SMC Global Securities Limited, Investor and SMC Global Securities Limited shall have executed a Share Subscription Agreement and Shareholders Agreement in a form acceptable to the Parties and shall have completed the Closing as contemplated in such agreement.

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SCHEDULE 5 – RESTRICTED ACTIONS

Any and all of the following actions by Promoters, the Company and/or SAM Group Companies prior to the Completion Date shall be subject to prior consent of the Investor:

1.
Charter Documents. Cause or permit any amendments to its Memorandum of Association or Articles of Association save and except as may be required to give effect to the transactions contemplated by this Agreement.

2.	Dividends. Declare or pay any dividends on or make any other distributions (whether in cash, shares, securities or property) in respect of any of its share capital.

3.
Share Capital. Issue or split, combine or reclassify any of its share capital or issue or authorize the issuance of any Derivative Securities, or repurchase or otherwise acquire, directly or indirectly, any shares or Derivative Securities.

4.
Transfer.  Transfer of any shares or Securities in the Company by Promoter or Promoter Group (except amongst Promoter Group or Promoters spouse and lineal antecedent and descendent) or the Company in SAM Group Companies to any third party.

5.
Issuance of Securities. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of Company or Derivative Securities, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating Company to issue any such shares or Securities.

6.	Dispositions. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets, except in the Ordinary Course of Business, consistent with past practice.

7.
Payment of Obligations. Pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the Ordinary Course of Business.

8.	Capital Expenditures. Make any capital expenditures, capital additions or capital improvements in excess of rupee equivalent of INR 82 Million in the aggregate in each Financial Year.

9.	Insurance. Materially reduce the amount of any insurance coverage provided by existing insurance policies other than in the Ordinary Course of Business.

10.	Termination or Waiver. Terminate or waive any right or benefit of substantial value other than in the Ordinary Course of Business.

11.
Employee Benefit Plans, New Hires, Pay Increases. Amend any company employee plan or adopt any plan that would constitute a company employee plan, pay any special bonus, special remuneration or special non-cash benefit, or increase the benefits, salaries or wage rates of its employees, save and except in the Ordinary Course of Business.

12.
Severance Arrangements. Grant or pay any severance or termination pay or benefits (i) to any director or officer, or (ii) except for payments made pursuant to written agreements outstanding on the date hereof, to any other employee.

13.
Lawsuits. Commence a lawsuit other than in such cases where the company in good faith determines that a failure to commence such suit would result in the material impairment of a valuable aspect of the company’s business, provided that it consults with the Investor prior to the filing of such a suit.

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14.
Acquisitions. Acquire or agree to acquire by merging with, or by purchasing a substantial portion of the shares, Securities or assets of, or by any other manner, any business or any company, partnership, association or other business organization division thereof or otherwise acquire or agree to acquire any assets that are material individually or in the aggregate, to the Business other than in the Ordinary Course of Business.

15.
Taxes. Other than in the Ordinary Course of Business, make or change any election in respect of taxes, adopt or change any accounting method in respect of taxes, file any tax return or any amendment to a tax return, settle any claim or assessment in respect of taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes.

16.
Revaluation. Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the Ordinary Course of Business or as required by changes in Indian GAAP.

17.	Listing: All decisions with respect to listing of the Company.

18.	Liquidation: Voluntary liquidation or dissolution of the company or any bankruptcy action in relation to the company.

19.	Other. Take or agree in writing or otherwise to take, any of the actions described in Clause 1 through 18 above.

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SCHEDULE 6 - CONDITION SUBSEQUENT

1)
Key Persons Provisions: The Company shall maintain Directors’ and Officers’ insurance for members of its Board of Directors in amounts considered reasonable by the Company and consistent with market practice in India.

2)
Key Man Insurance: The Company shall purchase Key Man Insurance policy of such amounts as may be decided by the Board, with benefits payable to the Company, covering the Key Employees and such of the Promoters as may be identified by the Company.

3)
RBI Reporting. The Company shall also ensure that within 30 days from the Completion Date, the relevant forms of the Company are filed with the concerned regulatory authorities including the Registrar of Companies, Reserve Bank of India, etc. in accordance with the provisions of Applicable Law.

4)	Condition Precedent. Any Conditions Precedent not fulfilled at the time of Completion and not entirely waived in writing.

5)
Periodical Financial Statements. The Company shall and the Promoters shall ensure that the Investor is furnished with its quarterly financial statements prepared under Indian GAAP duly translated and audited (if required under Applicable Laws) as per the US GAAP within 42 days of closure of the quarter and annual financial statements prepared in accordance with US GAAP and audited by a Public Company Accounting Oversight Board top 6 accounting firm within 87 days of closure of the financial year, so that the Investor may file the same with the US Securities Exchange Commission.  The Company and the Promoters shall ensure that the Investor is informed of any and all material occurrences on an ongoing basis within 4 working days of such occurrence so that the Investor may file the same with the US Securities Exchange Commission.

6)	Continued guarantee. Promoters shall continue to maintain the personal guarantee issued by them for the financial facilities obtained by the Company and SAM Group Companies from the lenders.

7)
Employment Contracts. All employees, on or before Completion or within 60 days from Completion, shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations.

8)
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four (4) years from the date of Completion.

9)	Any other items specifically agreed between the Parties and reasonably requested by the Investor.

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SCHEDULE 7 - REPRESENTATIONS AND WARRANTIES

PART 1 -  REPRESENTATION AND WARRANTY FROM THE COMPANY AND PROMOTERS

REPRESENTATIONS AND WARRANTIES

Prior to the execution and delivery of this Agreement, the Company and the Promoters, have together delivered to the Investor a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Disclosure Schedule” as set out in Annexure 3).

Any exception or qualification set forth in the Disclosure Schedule with respect to a particular representation or warranty contained in this Agreement, shall be deemed to be an exception or qualification with respect to all other applicable representations and warranties contained in this Agreement, but only where the relevance of such disclosure to such other representations or warranties is reasonably apparent from the text of such disclosure.

The Company and the Promoters (for themselves and on behalf of the SAM Group Companies) are hereinafter referred to as “Warrantors”.

1	The Promoters, jointly and severally, represent and warrant to the Investor as follows:

1.1	Binding Agreement.

i)
Each of the Promoters have the full legal right, power, authority and capacity to execute, deliver and fully perform such Promoter’s obligations under this Agreement and any documents contemplated hereby to which any of Promoters is a party according to their respective terms.

ii)
This Agreement and any documents contemplated hereby to which any of Promoters is a party have been duly executed and delivered by such Promoter and constitute the legal, valid and binding agreement of such Promoter enforceable against such Promoter in accordance with its terms, except to the extent that: (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor’s rights generally, and (b) the remedy of specific performance or injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

1.2
Bankruptcy. No Bankruptcy Matter of any character affecting all or any of the Promoters are pending or threatened, and none of the Promoters have made any assignment for the benefit of creditors or taken any action in contemplation of, or which would constitute the basis for any Bankruptcy Matter.

1.3
Non-Contravention. The execution, delivery and performance by all and any of the Promoters of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both) and the consummation by each of the Promoters of the transactions contemplated hereby or thereby do not: (a) other than for Clause 2.5 hereof require the consent of any third party; (b) conflict with, result in a breach of, or constitute a default under, any Applicable Law; (c) violate any agreement, indenture, instrument, note, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which any of the Promoters is a party or by which any of the Promoters may be bound; (d) violate any order, injunction judgment or decree of any Government Authority by which any of the Promoters may be bound; (e) constitute an act of bankruptcy, preference, insolvency or fraudulent conveyance under any bankruptcy act or other Applicable Law for the protection of debtors or creditors; or (f) conflict with or result in any breach or violation of the terms, conditions or provisions of the Charter Documents (defined below). None of the Promoters is a party to, or bound by, any agreement or commitment that prohibits or restricts the execution and delivery by any of the Promoters of this Agreement or the consummation of the transactions contemplated hereby.

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1.4
Litigation. There is no action, claim, suit, Proceedings or investigation pending or threatened by or against or affecting all or any of the Promoters which questions the validity of this Agreement or the right of any of the Promoters to enter into it, or to consummate the transactions contemplated hereby, or which could result in any change in the equity ownership of all or any of the Promoters in the Company. None of the Promoters is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any Governmental Authority, and there is no investigation pending or threatened that could prohibit or restrict the execution and delivery by any of the Promoters of this Agreement or the consummation of the transactions contemplated hereby.

1.5
No conflicting interest. Except as disclosed in Section 1.5 of the Disclosure Schedule, none of the Promoters own, beneficially or of record, directly or indirectly, any share capital or other ownership or proprietary interest in any partnership, association, trust joint venture, limited liability company, or other entity that is in direct or indirect competition with the Company or SAM Group Companies.

2	The Warrantors, jointly and severally represent and warrant to the Investor as follows:

2.1	Binding Agreement:

i)
The Company and SAM Group Companies have all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and subject to receipt of proposed necessary regulatory approvals as specified in Schedule 9, to perform their obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby. There are no other regulatory approvals required for consummating the transaction contemplated under this Agreement other than the approvals as set out in Schedule 9.

ii)
The execution and delivery of this Agreement and the other agreements contemplated hereby, by the Company and SAM Group Companies, the performance by the Company and SAM Group Companies of their obligations hereunder and thereunder and the consummation of the transactions contemplated hereby or thereby have been duly authorized by the board of directors of the Company and SAM Group Companies, and no other action on the part of the Company and SAM Group Companies is necessary to authorize the execution and delivery of this Agreement or any other agreements contemplated hereby by the Company and SAM Group Companies or the performance by the Company and SAM Group Companies of their obligations hereunder and thereunder or the consummation by the Company and SAM Group Companies of the transactions contemplated hereby or thereby, except for the receipt of proposed regulatory approvals as specified in Schedule 9 and lenders consent (as referred to in Schedule 2).

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iii)
This Agreement has been duly executed and delivered by the Company and SAM Group Companies, and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by the Company and SAM Group Companies will each constitute (in each case assuming due authorization, execution and delivery by the other parties thereto), a legally valid and binding obligation of the Company and SAM Group Companies, enforceable against the Company and SAM Group Companies in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to: (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor’s rights generally, and (b) the remedy of specific performance or injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

2.2	Organization:

i)
The Company and SAM Group Companies are companies incorporated, validly existing and in good standing under the Indian Companies Act, 1956, and each of them have all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on its business in all material respects as currently conducted. The Company and SAM Group Companies are duly qualified to do business as an Indian corporation and in good standing under the laws of India..

ii)
True and complete copies of the Memorandum and Articles of Association of the Company and SAM Group Companies, as amended and in effect as of the date of this Agreement, have been made available to the Investor (“Charter Documents”).

iii)	The Company and SAM Group Companies are not in violation of any of the provisions of the Charter Documents.

iv)
True and complete copies of the minutes of all meetings of the board of directors and the shareholders of the Company and SAM Group Companies have been made available by the Company and SAM Group Companies to the Investor.

2.3
Bankruptcy. No Bankruptcy Matter of any character affecting the Company or SAM Group Companies is pending or threatened, and Company or SAM Group Companies have not made any assignment for the benefit of creditors or taken any action in contemplation of, or which would constitute the basis for any Bankruptcy Matter.

2.4	Capitalization:

i)
Section 2.4 of the Disclosure Schedule, sets out the existing authorized, issued and paid-up share capital of the Company and SAM Group Companies. Except as set forth in Section 2.4, no other Securities of the Company and SAM Group Companies are issued or outstanding. All such issued and outstanding Securities shall have been duly authorized and validly issued, and were not issued in violation of any preemptive or similar rights created by statute or the Charter Documents.

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ii)	The Company and SAM Group Companies or any agreement to which the Warrantors are a party or by which they are bound, and have been issued in compliance with Applicable Law.

iii)
The Company has complete and unrestricted power and the unqualified right to issue, transfer and deliver to the Investor, and upon consummation of the transactions contemplated by this Agreement, the Investor will acquire good and valid and marketable title to all of the Subscription Shares, free and clear of all Liens. Section 2.4 of the Disclosure Schedule sets out the indirect shareholding of the Investor in SAM Group Companies, upon Completion.

iv)
As of the date of this Agreement, there are: (a) no outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the Shares to which the Warrantors are a party, or by which they are bound, obligating the Warrantors to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire any Securities, (b) no outstanding or authorized share appreciation, phantom share, profit participation, or other similar rights with respect to the Company and SAM Group Companies, and (c) no voting agreements, member agreements, proxies or other agreements or understandings in effect to which the Warrantors are a party, or by which they are bound, with respect to the governance of the Company and SAM Group Companies or the voting or transfer of any Securities.

2.5
Third Party Consents. Other than consents and regulatory approvals required for consummating the transaction as set out in Schedule 9, no consent, approval, authorization, order, filing, registration, declaration or qualification of or with any Government Authority or third Person is required to be obtained by the Warrantors in connection with the execution and delivery by the Warrantors of this Agreement or consummation of the transactions contemplated hereby. The Warrantors specifically represent and warrant that the proposed transaction does not require any consent from the lenders of the Company or SAM Group Companies.

2.6	Financial Statements:

i)
The audited consolidated financial statements of the Company and SAM Group Companies (including the balance sheet and the related statements of income and cash flows) as of and for each of the 12-month periods ended March 31, 2006, March 31, 2005 and March 31, 2004, and the un-audited and unconsolidated financial statements of the Company for the nine months period ended on December 31, 2006 (the “The Financial Statements”) are attached in Section 2.6 of the Disclosure Schedule.

ii)	Except as set forth therein, the Financial Statements have been prepared in accordance with Indian GAAP applied on a consistent basis throughout the periods indicated therein.

iii)
The Financial Statements present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and SAM Group Companies as of the respective dates and during the respective periods indicated therein.

iv)
All accounts receivable, including without limitation, all trade amounts receivable and other obligations from clients and customers, whether or not evidenced by a note (collectively, “Accounts Receivable”): (a) are bona fide receivables incurred in the Ordinary Course of Business, and (b) are not currently the subject of any counterclaim, or a claim for a chargeback, deduction, credit, set off or other offset, other than in the Ordinary Course of Business and as reflected by the reserve for bad debts recorded on the Financial Statements. No Person has any Encumbrance on any Accounts Receivable or any part thereof.

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v)	There are no agreement for deduction, free services, discount or other deferred price or quantity adjustment made by the Company or SAM Group Companies exceeding in aggregate of INR 4,000,000.

vi)
Undisclosed Liabilities: The Company or SAM Group Companies do not have any Liabilities of a nature that is required to be reflected on a balance sheet or in the financial notes thereto in accordance with Indian GAAP, except as: (i) reflected in, reserved against or disclosed in the Financial Statements; (ii) disclosed in Section 2.6 of the Disclosure Schedule, (iii) incurred in the Ordinary Course of Business since March 31, 2006.

2.7
Certain Changes or Events: Except as expressly contemplated by this Agreement or as disclosed in Section 2.7 of the Disclosure Schedule, since the Audited Financial Statements Date and through the date of this Agreement, the Company and SAM Group Companies have conducted its business (including, without limitation, its cash management customs and practices (e.g., collection of receivables, payment of payables, and maintenance of credit practices)) only in the Ordinary Course of Business. Since such date through the date of this Agreement, there has not been, occurred or arisen:

i)	any material damage to, or destruction or loss of, any of the material assets or properties of the Company and/or SAM Group Companies other than related to information technology;

ii)
any declaration, setting aside or payment of any dividend, or other distribution or capital return in respect of any Shares or Securities or other equity security, or any redemption, repurchase or other acquisition by the Company and/or SAM Group Companies;

iii)
any sale, pledge, assignment, transfer, lease, guarantee, encumbrance, license or other disposition, or agreement to sell, pledge, assign, transfer, lease, guarantee, encumber, license or otherwise dispose of, any property, asset or interest therein of the Company and/or the SAM Group Companies otherwise than in the Ordinary Course of Business;

iv)
any acquisition (by merger, consolidation or other combination, or acquisition of shares or assets or otherwise) by the Company and/or SAM Group Companies other than over INR 41 million for each such acquisition;

v)	any change in any method of accounting or accounting practice used by the Company and/or SAM Group Companies, other than such changes as are required by Indian GAAP;

vi)
any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, share option, share purchase or other employee benefit plan (other than any such increases required under the applicable terms of any such plan or Applicable Law), or any other increase in the compensation payable or to become payable to any officers of the Company and/or SAM Group Companies, other than in the Ordinary Course of Business;

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vii)
any issuance by the Company and/or SAM Group Companies of any Securities convertible, exchangeable or exercisable into any equity securities or warrants, options or other rights to acquire equity shares;

viii)	any termination, cancellation or any modification of a material term of any Listed Contracts, other than this Agreement.

2.8	Intellectual Property.

i)
Section 2.8 of the Disclosure Schedule contains a true, correct and complete list of all (i) Indian and foreign patent and patents applications, the number, issue date, title and priority information for each country in which such patent has been issued, or the application number, date of filing, title and priority information for each country in which a patent application is pending; (ii) registered and unregistered trademarks, trade names or service marks, logos, designs and slogans, the application serial number or registration number thereof, if applicable, the class of goods or services or the description of the goods or services covered thereby, the jurisdiction in which such trade name or trademark is registered or filed, and the expiration date for each jurisdiction in which such trademark or trade name has been registered or filed; (iii) registered copyrights, the number and date of registration thereof for each country in which a copyright has been registered and (iv) domain names and applications for registration of domain names, in each case included in the Proprietary Rights.

ii)
Except as disclosed in Section 2.8 of the Disclosure Schedule, (i) the operation of the business, including the use of the Owned Proprietary Rights, does not infringe or misappropriate or otherwise materially violate the Proprietary Rights of any third party, and no claim is pending or, to the Knowledge of the Warrantors, threatened against the Company or any SAM Group Companies alleging any of the foregoing, (ii) the Company and SAM Group Companies owns, or has necessary licenses all of the Proprietary Rights necessary for the conduct of the business, and (iii) except for the Owned Proprietary Rights and the Licensed Proprietary Rights, no material right, license, lease, consent, or other agreement is required with respect to any Proprietary Right for the conduct of the Business.

iii)
Subject only to the terms of the licenses listed in Section 2.8 of the Disclosure Schedule or licenses that are immaterial to the Ordinary Course of Business of the Company and/or any SAM Group Companies, or except as disclosed in Section 2.8 of the Disclosure Schedule, the Company or an SAM Group Companies is (i) the sole owner of the entire and unencumbered right, title and interest in and to each item of the Owned Proprietary Rights, and (ii) entitled to use the Owned Proprietary Rights and Licensed Proprietary Rights in the ordinary course of its business to the extent such Proprietary Rights are used in the operation of the business.

iv)
Except as disclosed in Section 2.8 of the Disclosure Schedule, the Owned Proprietary Rights and Licensed Proprietary Rights include all of the material Proprietary Rights used in the business, and there are no other items of Proprietary Rights that are material to the business of the Company and SAM Group Companies.

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v)
The Company and SAM Group Companies have made available to Investor for inspection during the due diligence by the Investor all material correspondence and all written opinions in its possession relating to potential infringement or misappropriation (a) by the Company or any SAM Group Companies of any Proprietary Rights of any third party, or (b) by any third party of any of the Owned Proprietary Rights or Licensed Proprietary Rights.

vi)
Except as disclosed in Section 2.8 of the Disclosure Schedule, to the Knowledge of the Warrantors, (i) no third party is engaging in any activity that infringes or misappropriates the Owned Proprietary Rights or Licensed Proprietary Rights and (ii) the Company and the SAM Group Companies have not granted any material license or other right to any third party with respect to the Owned Proprietary Rights or Licensed Proprietary Rights.

vii)
The Company and the SAM Group Companies have a license to use all software development tools, library functions, compilers and other third-party software that are used in the operation of the business and are material to the business, taken as a whole.  To the Knowledge of Warrantors, all material software used in the business is free of all viruses, worms and Trojan horses, and does not contain any critical bugs, errors, or problems, in each case that reasonably would be expected to have a material adverse impact on the business, taken as a whole.

viii)
The Company and each of the SAM Group Companies have secured valid written assignments or agreements from all current and former consultants and employees who contributed to the creation or development of the material Owned Proprietary Rights used or held for use by the Company or the SAM Group Companies, in each case assigning such Person’s ownership interest therein.  All employees of, consultants to or vendors of the Company or any SAM Group Companies with access to confidential information of the Company or any SAM Group Companies are parties to written agreements under which, among other things, each such employee, consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company or any SAM Group Companies.  To the Knowledge of Warrantors, none of the employees, consultants or vendors of the Company or any SAM Group Companies is in violation of such agreements.

3	Contracts.

3.1
As of the date of this Agreement, Section 3.1 of the Disclosure Schedule contains a true, correct and complete list of all contracts in excess of INR 41 Million referred to in clauses (i) through (xv), inclusive, of this Section 3.1 to which the Company or any SAM Group Companies is a party (each, a “Listed Contract” and, collectively, the “Listed Contracts”).  True, correct and complete copies of each Listed Contract have been made available to the Investor:

i)
Contract notes (other than in the Ordinary Course of Business), debentures, other evidences of indebtedness, guarantees, loans, credit or financing agreements or instruments, or other Listed Contracts for money borrowed, including any agreements or commitments for future loans, credit or financing;

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ii)
Contracts with any labor union or contracts for the employment of any Person on a full-time, part-time or consulting basis or any consulting, termination or severance agreements to the extent there remain payment obligations to be performed by the Company or any SAM Group Companies;

iii)	leases of real property from or to a Person;

iv)	leases, rental or occupancy agreements, installment and conditional sale agreements, and other Contracts affecting the ownership of, leasing of, title to, use of, or any

v)
leasehold or other interest in, any personal property or asset involving individual annual aggregate payments in excess of INR 20.5 million and which are not terminable by the Company or an SAM Group Companies  without penalty or further payment or without more than 90 days’ notice;

vi)
joint venture, partnership or limited liability company agreements involving a share of profits, losses, costs or liabilities (excluding agreements with third parties involving the co-branding and hosting of websites under a revenue sharing arrangement);

vii)
Contracts explicitly requiring fixed expenditures after the date of this Agreement in an amount in excess of INR 20.5 million which are not terminable by the Company or an SAM Group Companies without penalty at its discretion;

viii)
Contracts with any Person that generated consolidated net revenues for the Company and SAM Group Companies during the twelve months ended March 31, 2007 in excess of INR 20.5 million other than brokerage contracts and Bombay Stock Exchange;

ix)
licensing agreements with respect to proprietary rights that obligate the Company or any SAM Group Companies to make royalty payments, license fee payments or other similar payments after the date of this Agreement;

x)
Listed Contracts between the Company or an SAM Group Companies, on the one hand, and any director, officer, equity holder or Affiliate of the Company or any SAM Group Companies, on the other hand, or any former director, officer, equity holder or Affiliate to the extent there remain payment or issuance of equity obligations to be performed by the Company or any SAM Group Companies pursuant to such Listed Contracts;

xi)
Listed Contracts containing covenants limiting the freedom of the Company or any SAM Group Companies in any material respect to compete with any Person in any line of business or in any area or territory;

xii)
all Listed Contracts that result in any Person holding a power of attorney from the Company or any SAM Group Companies that relates to the Company, any SAM Group Companies or their respective businesses (other than powers of attorney granted in the ordinary course of business to (i) patent counsel engaged in the prosecution of patents, trademark counsel and their agents engaged in applying for trademarks and accountants engaged in filing tax returns, and (ii) employees of the Company or any SAM Group Companies to act on behalf of the Company or such SAM Group Companies with respect to Taxes); and

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xiii)	all other Listed Contracts, whether or not made in the ordinary course of business, the termination of which would reasonably be expected to have a Material Adverse Effect.

xiv)
Except for such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Listed Contract is in full force and effect and represents a legally valid and binding obligation of the Company or an SAM Group Companies which is a party thereto, (ii)  the Company and each SAM Group Companies has performed, in all material respects, all obligations required to be performed by it under each of the Listed Contracts to which it is a party and, to the Knowledge of the Warrantors, each other party to such Listed Contracts has performed, in all material respects, all obligations required to be performed by it under such Listed Contracts, and (iii) neither the Company nor any SAM Group Companies is in material breach or violation of, or material default under, any of the Listed Contracts to which it is a party, nor has the Company or any SAM Group Companies received any written notice that it has materially breached, violated or defaulted under any of the Listed Contracts to which it is a party except for income from brokerage.

xv)
Except as set forth on Section 3.1 of the Disclosure Schedule, as of the date of this Agreement, neither the Company nor SAM Group Companies nor the Warrantors have received any notice, nor has any Knowledge, that any Person that generated consolidated net revenues for the Company or SAM Group Companies during the twelve months ended Match 31, 2006 in excess of INR 20.5 million intends to terminate, materially reduce (i.e., reduction by more than 5% from actual consolidated net revenues for such twelve month period) or otherwise materially alter its business or relationship with the Company or any SAM Group Companies and no such Person has terminated, materially reduced or otherwise materially altered its business or relationship with the Company or any SAM Group Companies in the last twelve (12) months.

3.2	Taxes:

i)
The Company and the SAM Group Companies have timely filed and if there has been a delay, with late fee payment) with the appropriate taxing authorities each Tax Return required to be filed prior to the date that such Tax Return became delinquent.

ii)
All such Tax Returns filed are complete and accurate in all material respects, and all Taxes shown to be due and payable on such Tax Returns have been paid, except for those Taxes which are being challenged in good faith and for which adequate reserves have been made.

iii)
All unpaid Taxes payable by the Company and SAM Group Companies for periods (or portions thereof) ending on or before March 31, 2007, whether or not disputed, are adequately reserved in accordance with Indian GAAP on the Financial Statements.

iv)	Neither the Company nor SAM Group Companies are the beneficiaries of any extension of time within which to file any Tax Return.

v)	There are no material Encumbrances for Taxes on any of the assets of the Company and SAM Group Companies.

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3.3	Except as set forth in Section 3.3 of the Disclosure Schedule:

i)
no deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Tax has been proposed, asserted or assessed by any taxing authority against the Company and/or SAM Group Companies;

ii)
there is no Action or audit now in progress, pending or, to the Knowledge of the Company and SAM Group Companies and/or the Promoters, threatened against or with respect to the Company and/or SAM Group Companies with respect to any Tax;

iii)
neither the Company nor the SAM Group Companies is a party to or bound by any Tax allocation or Tax sharing agreement or has any current or potential contractual obligation to indemnify any other Person with respect to Taxes;

iv)
no claim has ever been made by a taxing authority in a jurisdiction where the Company and SAM Group Companies does not pay Tax or file Tax Returns that the Company and SAM Group Companies are or may be subject to Taxes assessed by such jurisdiction; and

v)
The Company and SAM Group Companies have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

3.4
Section 3.4 of the Disclosure Schedule contains a list of states, territories and jurisdictions (whether foreign or domestic) in which the Company and SAM Group Companies are required to file Tax Returns relating to its operations.

3.5
Litigation and Governmental Orders: Except as set forth in Section 3.5 of the Disclosure Schedule, (a) there are no material Actions pending or, to the Knowledge of the Warrantors, threatened against the Warrantors, any of the assets or properties of the Warrantors, or any of the, directors and/or officers of Warrantors, and (b) none of the Warrantor or their respective assets or properties are subject to any material Governmental Authority relating specifically to Warrantor or any of their respective assets or properties.

3.6	Compliance with Laws:

i)	The business of the Company and SAM Group Companies are being conducted in compliance with all Applicable Laws.

ii)
The Company and SAM Group Companies are in compliance with the terms and requirements of all Licenses. The Company and SAM Group Companies have not received any written notice or other written communication from any Governmental Authority regarding: (a) any revocation, withdrawal, suspension, termination or modification of, or the imposition of any conditions with respect to any Licenses, (b) any violation of any Applicable Law by Company or SAM Group Companies, or (c) any other limitations on the conduct of business by Warrantors.

iii)
The Company and SAM Group Companies are not in violation of any term of provision of: (a) its Charter Documents, or (b) any Applicable Law or regulatory approval applicable to, or which is binding upon, or affects it or any of its assets or revenues or the operation of their business. Any non-compliances have been disclosed in Section 3.6 of the Disclosure Schedule and there are no outstanding penalties payable to any Governmental Authority except as set out in Section 3.6 of the Disclosure Schedule.

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iv)	There has not been any breach with respect to compliance of the requirements of the listing agreement by the Company.

v)	All contract notes (issued to the clients) used by the Company or SAM Group Companies are in compliance with the requirements of Applicable Law.

3.7	Licenses:

i)	Set forth in Section 3.7 of the Disclosure Schedule is a list of all Licenses held by the Company and SAM Group Companies which are required for the Business.

ii)	The Company and SAM Group Companies have all Licenses required to permit the Company and SAM Group Companies to conduct their respective parts of the business.

iii)
All of the Licenses held by or issued to the Company and SAM Group Companies are in full force and effect, and the Company and SAM Group Companies is a party thereto is and has been in full compliance with each such Licenses held by or issued to it and all applicable laws, rules, regulations, bye-laws, and circulars in this regard, including all reporting and filing requirements.

3.8
Immovable Property. Section 3.8 of the Disclosure Schedule lists all real property owned by the Company and SAM Group Companies (“Owned Real Property”).  Section 3.8 of the Disclosure Schedule also lists all real property leased from or to a third party by the Company or any SAM Group Companies (“Leased Real Property”). Except as set forth on Section 3.8 of the Disclosure Schedule, the Company or one of the SAM Group Companies has a valid and subsisting title to all Owned Real Property and/or has a valid and subsisting leasehold estate in, and enjoys peaceful and undisturbed possession of, all Leased Real Property, subject only to any (i) Permitted Encumbrance, and (ii) except where the failure to have such interests or possession would not, individually or in the aggregate, reasonably be expected to materially impair the Company or the SAM Group Companies use of such parcel of Owned or Leased Real Property for the uses for which it is currently intended.

3.9	Employee Benefit Matters:

i)
To the Knowledge of the Warrantors, there are no claimed and/or outstanding dues, including salary, provident fund, or gratuity, of any employees, agents, advisors, and/or consultants of the Company and SAM Group Companies.

ii)	The Company and SAM Group Companies have been in full and complete compliance of all labour and industrial laws that are applicable to the Company and SAM Group Companies as per Applicable Laws.

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3.10
Labor Matters: The Warrantors are not party to any labour agreement with respect to its employees with any labour organization, group or association, nor, to the Knowledge of the Warrantors, the Company and SAM Group Companies there been any attempts to organize the employees of within the one (1) year period prior to the date of this Agreement. There is no labor strike, labor disturbance or work stoppage pending against the Company and SAM Group Companies.  There are no labour disputes, administrative proceedings or court complaints pending or threathened, to the Knowledge of Warrantors, before any Governmental Authority or any court or agency concerning alleged employment discrimination or any other matters relating to the employment of labor. No officer or key employee of the Company and SAM Group Companies has given oral or written notice of termination of his or her relationship with the Company and/or SAM Group Companies. Employees of the Company and each of the SAM Group Companies are required to adhere to the insider trading policy applicable to their respective employer company and that there have been no breaches of the same and appropriate indemnities in this regard.

3.11
Environmental Matters: Company is into service industry and Environment Laws are not applicable to the Company and any of the SAM Group Companies and accordingly: (i) to the Knowledge of Warrantors, no hazardous material is present at any Owned or Leased Real Property in violation of any Environmental Law; (ii) neither the Company nor any of the SAM Group Companies has engaged in any hazardous materials activity in violation of any Environmental Law and (iii) no action is pending or, to the Knowledge of the Company or SAM Group Companies, threatened against the Company or any SAM Group Companies concerning any of the hazardous materials activities of the Company and the SAM Group Companies, or hazardous materials activity on any Owned or Leased Real Property.

3.12	Insurance:

i)
All requisite insurance cover, including  indemnity, fire, crimes and liability, errors and omissions, workers’ compensation, vehicular, and other insurance including those prescribed by the exchanges and/or regulatory authorities have been taken or held as of date by the Company and SAM Group Companies and the same is valid and in full force and effect.

ii)
The Company and SAM Group Companies are not in default with respect to any material provision contained in any such insurance policies, nor has the Company and SAM Group Companies failed to give any material notice or present any material claim under any such insurance policies in due and timely fashion.

iii)	The Company and SAM Group Companies have not received any written notice of cancellation or non renewal of any such insurance policies.

3.13	Websites:

i)
Section 3.13 of the Disclosure Schedule sets forth a true, accurate and complete list of all domain names for websites that are owned or used by the Company and SAM Group Companies (the “Websites”). Except as disclosed in Section 3.13 of the Disclosure Schedule with respect to each Website, the Company and SAM Group Companies: (i) possesses all legal rights to the exclusive use of the domain names with respect thereto; (ii) to the Knowledge of the Warrantors and based on current traffic forecasts for its Websites, has adequate computer and personnel resources to help ensure that no service outages will occur due to insufficient data-storage, memory, server or other related reasons which would reasonably be expected to have a Materially Adverse Effect on the operation of the business; and (iii) has taken commercially reasonable steps to protect the confidentiality, integrity and security of their software, databases, systems, networks and Websites and all information stored or contained therein or transmitted thereby from unauthorized or improper access, modification, transmittal or use. Further, all domain name used by the Company or the SAM Group Companies and registered in individual name of Ramanand Garg has been transferred to and now owned by the Company.

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ii)
The Company and SAM Group Companies do not distributes Spyware or Adware in connection with the Business. “Spyware” means any software that covertly gathers information regarding user online activity through the user’s Internet connection (i.e., without notice that such information may be gathered), whether or not such software is bundled as a hidden component of a toolbar or like application, other than information: (i) reasonably gathered in connection with services or information provided by the Company and SAM Group Companies to such users, including without limitation through or via “cookies”, or (ii) that is not associated with Personally Identifiable Information.  “Personally Identifiable Information” means data that identifies a particular person, by name, address, telephone number, electronic mail address, social security number, permanent account number, unique client code, bank account number or credit card number. “Adware” means any software that causes advertising to pop-up as a new window (over or under) on the user’s computer based on the user’s online activity (other than advertisements that the Company and SAM Group Companies serves to visitors to their respective Websites while those visitors are visiting or exiting such Websites) or which is used to distribute Spyware.

iii)
The Company and SAM Group Companies and the Promoters have not: (i) violated in any material respect the rights of any Person with respect to Personally Identifiable Information provided under any applicable Law including, without limitation, rights respecting (x) privacy generally, and (y) the obtaining, storing, using, sharing or transmitting of Personally Identifiable Information of any type, whether via electronic means or otherwise; or (ii) failed in any material respect to comply with the published privacy policies as applicable from time to time.

3.14
Internal Controls. The Company and SAM Group Companies maintains a system of internal accounting controls that is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with the management’s general or specific authorizations: (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with the management’s general or specific authorization; and (iv) except as disclosed in Section 3.14 of the Disclosure Schedule, the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.15
Investor Proxy Statement: None of the information to be supplied by the Warrantors for inclusion in the Investor Proxy Statement at the time of the mailing of the Investor Proxy Statement and each amendment or supplement thereto, and at the time of the Investor Special Meeting, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

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3.16
Brokers: Except for Beejay Investments and Financial Consultants Private Limited and Singhi Advisors Limited (the “Financial Advisors”), who are entitled to certain investment banking and advisory fees to be mutually agreed in connection with the transactions contemplated by this Agreement, no broker, finder, investment banker or other person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement. Prior to the date of this Agreement, the Warrantors have delivered to the Investor a true and complete copy of all agreements between the Warrantors and Financial Advisors pursuant to which the Financial Advisors would be entitled to any payment.

3.17	Competition and Trade Relations:

i)	None of the Company and SAM Group Companies have entered into any restrictive practices and/or arrangements.

ii)
None of the Company and SAM Group Companies have received or are exchanging any communications with or from, or any notifications (including pending notifications) to, any governmental or regulatory authority under any anti-trust regulatory or similar legislation.

iii)	No judgment, ruling, finding, order or any other decision, preliminary or final, of any anti-trust regulatory authority or of any court binding on the Company and SAM Group Companies has been passed.

iv)
There are no current or pending investigations by, or proceedings before, any antitrust or relevant regulatory authority or any court, including any pending threat by an anti-trust or relevant regulatory authority to open any such investigations or proceedings in respect of the Company and SAM Group Companies.

3.18
Related Party Transaction. All related party transactions between the Warrantors and their relatives or group entities have been disclosed in Section 3.18 of the Disclosure Schedule other than in the Ordinary Course of Business. All transactions with the related parties have been at arms length except for the transactions with employees and relatives and family members and their companies are not disclosed separately which is an industry practice.

3.19
Representations Complete. None of the representations or warranties made by the Warrantors herein or in any schedule or exhibit hereto, including the Disclosure Schedule, or certificate furnished pursuant to this Agreement or any written statement furnished to the Investor pursuant hereto or in connection with the transactions contemplated hereby, contain, or will contain at the Closing Date any untrue statement of a material fact, or omits or will omit at the Closing Date to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

 PART 2 -REPRESENTATIONS AND WARRANTIES OF INVESTOR

Prior to the execution and delivery of this Agreement by the Investor, the Investor has delivered to the Company and Promoters a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Investor Disclosure Schedule” attached as Annexure “4”).  Any exception or qualification set forth in the Investor Disclosure Schedule with respect to a particular representation or warranty contained in this Agreement shall be deemed to be an exception or qualification with respect to all other applicable representations and warranties contained in this Agreement, but only where the relevance of such disclosure to such other representations or warranties is reasonably apparent from the text of such disclosure.  Nothing in the Investor Disclosure Schedule is intended to broaden the scope of any representation, warranty or covenant of the Investor contained in this Agreement.  Subject to the exceptions and qualifications set forth in the Investor Disclosure Schedule, the Investor represents and warrants to the Company and Promoters as follows:

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1
Authority:  The Investor has all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the other agreements contemplated hereby by the Investor, the performance by the Investor of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby or thereby have been duly authorized by the directors of the Investor, and, except for the approval of this Agreement and the other agreements contemplated hereby and the transactions contemplated hereby and thereby by the holders of a majority of the Investor’s outstanding and publicly traded shares of common stock present and voting at a special meeting of the Investor’s stockholders to be convened for that purpose (the “Investor Stockholders’ Approval”), no other action on the part of Investor is necessary to authorize the execution and delivery of this Agreement or any other agreements contemplated hereby by the Investor or the performance by the Investor of its obligations hereunder and thereunder or the consummation by the Investor of the transactions contemplated hereby or thereby.  This Agreement has been duly executed and delivered by the Investor, and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by the Investor will each constitute (in each case assuming due authorization, execution and delivery by the other parties thereto), a legally valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to (i) the effect of any Applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Applicable Laws affecting creditors’ rights and relief of debtors generally and (ii) the effect of rules of law and general principles of equity, including rules of law and general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2
Organization:  The Investor is a company incorporated, validly existing and in good standing under the General Corporation Law of the State of Delaware, and has all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on its business in all material respects as currently conducted.  True and complete copies of the certificate of incorporation (the “Investor Charter Document”) [and Bylaws (the “Investor’s Bylaws”)] of the Investor, [each] as amended and in effect as of the date of this Agreement, have been made available to the Company and Promoters.  The Investor is not in violation of any of the provisions of the Investor Charter Document or the Investor’s Bylaws.

3	Investor Capitalization:

3.1
As of the date of this Agreement, 9,062,500 shares of Investor’s common stock are issued and outstanding.  Except as set forth under Section 3(a) of the Investor Disclosure Schedule, no other equity securities of the Investor are issued or outstanding.  All such issued and outstanding shares of common stock have been duly authorized and validly issued, and were not issued in violation of any preemptive or similar rights created by statute, the Investor Charter Documents, the Investor’s Bylaws or any agreement to which the Investor is a party or by which it is bound, and have been issued in compliance with applicable U.S. Federal securities Laws.

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3.2
As of the date of this Agreement, except as set forth in Section 3.2 of the Investor Disclosure Schedule, there are (i) no outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the shares of common stock to which the Investor is a party, or by which it is bound, obligating the Investor to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of common stock, and (ii) no outstanding or authorized share appreciation, phantom share, profit participation, or other similar rights with respect to the Investor.

3.3
As of the date of this Agreement, except as set forth in Section 3.3 of the Investor Disclosure Schedule, there are (i) no rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the shares of common stock to which the Investor is a party, or by which it is bound, obligating the Investor to repurchase, redeem or otherwise acquire any issued and outstanding shares of common stock ; and (ii) no voting agreements, member agreements, proxies or other agreements or understandings in effect to which the Investor is a party, or by which it is bound, with respect to the governance of Investor or the voting or transfer of any shares of common stock.

4	Investor Subsidiaries:

4.1
Section 4(a) of the Investor Disclosure Schedule sets forth (i) the legal name of the Investor’s Dubai Subsidiary as of the date of this Agreement and (ii) the proposed capitalization thereof and the proposed ownership of interest in the Investor’s Dubai Subsidiary. All issued and outstanding equity interests in the Investor’s Dubai Subsidiary will be owned beneficially and of record by the Investor, free and clear of all Encumbrances of any kind or any restrictions on the right to vote, sell or otherwise dispose of such equity interest. No Person other than the Investor will have any economic interest in, or right to participate in, the earnings of the Investor’s Dubai Subsidiary.

4.2
When incorporated the Investor’s Dubai Subsidiary will be duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and have the requisite power and authority to own, operate or lease the respective properties and assets that it may own, operate or lease, and carry on its business in all material respects. The Investor’s Dubai Subsidiary will be duly qualified to do business as a foreign entity, and be in good standing, under the Laws of the jurisdiction in which the character of its properties are owned, operated or leased, or the nature of its activities, makes such qualification necessary.

5
Conflicts and Consents:  The execution and delivery by the Investor of this Agreement and the other agreements contemplated hereby, the performance by the Investor of its obligations hereunder and thereunder and the consummation by the Investor of the transactions contemplated hereby and thereby does not and will not (i) conflict with or result in a violation of the Investor Charter Document or the Investor’s Bylaws or any equivalent organizational documents of any Investor Subsidiary; (ii) conflict with or result in a violation of any Governmental Order or Law applicable to the Investor, or any Investor Subsidiary or any of their respective assets or properties; or (iii) except for the Investor Shareholders Approval, require any consent or approval under, result in a breach of, or constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a material default) under, or give rise to any rights of termination, amendment, modification, acceleration or cancellation of or loss of any benefit under, or result in the creation of any Encumbrance on any of the assets or properties of the Investor or any Investor Subsidiary pursuant to any Contract or any material Permit.

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6
Governmental Consents, Approvals, Etc.:  Except as set forth in Section 6 of the Investor Disclosure Schedule, no consent, waiver, approval, authorization, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Authority is required to be made or obtained by the Investor or any Investor Subsidiary in connection with the execution and delivery of this Agreement by the Investor or the consummation by the Investor of the transactions contemplated by this Agreement.

7
Litigation and Governmental Orders:  There are no material Actions pending or, to the Knowledge of the Investor, threatened against the Investor or any Investor Subsidiary, any of the assets or properties of the Investor or any Investor Subsidiary, or any of the directors and officers of the Investor or any Investor Subsidiary in their capacity as directors or officers of the Investor or any Investor Subsidiary, and none of the Investor, any Investor Subsidiary or their respective assets or properties is subject to any material Governmental Order relating specifically to the Investor, any Investor Subsidiary or any of their respective assets or properties.

8
Compliance with Laws:  Neither the Investor nor any Investor Subsidiary has received any written notice from any Governmental Authority to the effect that the Investor or any Investor Subsidiary is not in compliance with any applicable Law.

9
Investor SEC Reports:  Since its inception, the Investor has filed all reports, registration statements and other documents, together with any amendments thereto, required to be filed under the Securities Act and the Exchange Act, and the Investor will file all such reports, registration statements and other documents required to be filed by the Investor from the date of this Agreement to the Closing Date (all such reports, registration statements and documents filed or to be filed with the SEC, are collectively referred to as “Investor SEC Reports”).  As of their respective dates, the Investor SEC Reports complied or will comply in all material respects with all rules and regulations promulgated by the SEC and did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Investor has provided to the Company and Promoters a true and complete copy of all Investor SEC Reports filed on or prior to the date hereof, and will promptly provide to the Company and Promoters a true and complete copy of any such reports filed after the date hereof and prior to the Closing Date.

10
Investor Proxy Statement:  None of the information to be supplied by the Investor or any Investor Subsidiary for inclusion in the Investor Proxy Statement at the time of the mailing of the Investor Proxy Statement and each amendment or supplement thereto, and at the time of the Investor Special Meeting, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

11
Brokers:  Except for Step Two Corporation Limited (the “Investor Financial Advisor”), which is entitled to certain investment banking and advisory fees in connection with the transactions contemplated by this Agreement, no broker, finder, investment banker or other person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor, any Investor Subsidiary, or any of their respective Affiliates.

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SCHEDULE 8 – PRE-COMPLETION SHAREHOLDING OF SAM GROUP COMPANIES

SAM GLOBAL SECURITIES LIMITED

Name	Number of	Face value	Amt. Paid	% of total
	Shares Held	per shares (Rs)	(Rs. In lakhs)
Promoters	–	–	–	–
SMC Global Securities Ltd.	970000	10	9,700,000.00	9.70
SMC Share Brokers Ltd.	970000	10	9,700,000.00	9.70
Jai Ambey Share Broking Ltd.	970000	10	9,700,000.00	9.70
MVR Share Trading (P) Ltd.	960000	10	9,600,000.00	9.60
ATOZ Consultants (P) Ltd.	725,000	10	7,250,000.00	7.25
ATOZ Venture Capital Ltd.	725,000	10	7,250,000.00	7.25
Rolex Finvst (P) Ltd.	725,000	10	7,250,000.00	7.25
Zee Dataline (P) Ltd.	725,000	10	7,250,000.00	7.25
Mr. Anurag Bansal	150,000	10/-	1,500,000.00	1.50
Mr. Ajay Garg	150,000	10/-	1,500,000.00	1.50
Others	2930057	10	29,300,570.00	29.30
TOTAL	10000057	10	100,000,570.00	100.00

ABHICHHAYA INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45600	100

PULIN INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35100	100

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NEXGEN CAPITALS LIMITED

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1141897	44.93
Pulin Investments (P) Ltd.	1195363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2541660	100

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SCHEDULE 9 – LIST OF REGULATORY APPROVALS

Regulatory approval for Investor in India:

»	Approval from Foreign Investment Promotion Board for Investor to acquire Investor Shares in the Company and for Company to hold downstream investments in SAM Group Companies.

Regulatory approval for the Company, Promoters and SAM Group Companies:

Name of Company	Activities	FDI regulations	Regulatory Approval required prior change in shareholding
SAM Global Securities Limited	» Investment is Shares & Securities » BSE Trading and depository	» 100% permitted to certain capitalization requirements	• BSE • Gauhati Stock Exchange
Pulin Investment Private Limited	Investment Company	NIL	NIL
Abhichaya Investments Private Limited	Investment Company	NIL	NIL
Nexgen Capitals Limited	Category I Merchant Banker	FDI upto 100% is permissible under the automatic route subject to certain minimum capitalization requirements	Prior approval as per Regulation 9A (1) (a) and (b) SEBI (MB) Regulation, 1992

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SCHEDULE 10 – LIST OF CLOSING DELIVERABLES

1)
A certificate signed by the Promoters and the Company to the effect that the Representations and Warranties contained in this Agreement, continue to be true and correct as on the Completion Date with the same effect as though such Representations and Warranties had been made as of such date.

2)	A certificate signed by the Promoters and the Company confirming the fulfillment of the Conditions Precedent.

3)	A certificate from the Warrantors confirming that there has not been any Material Adverse Effect from the Effective Date to the Completion Date.

4)
Original share certificates or credit to the depository account provided by the Investor that evidences the Subscription Shares being issued and allotted to the Investor in accordance with the provisions of this Agreement.

5)	Certified true copies of the Register of Member of the Company and SAM Group Companies confirming the proposed shareholding as set out in Schedule 3.

6)
No Objection Letter pursuant to Press Note No. 1 and Press Note No. 3 of 2005, in a form set out in Annexure “2” shall be signed and delivered to the Investor by the Promoters, the Company and SAM Group Companies.

7)
Articles of Association of the Company and SAM Group Companies amended in a form acceptable to the Investor to reflect the provisions of the Shareholders Agreement to be adopted on or at Completion Date.

8)	Certified copies of board and shareholders resolutions of the Company approving execution of the Agreement and issue of Subscription Shares and transfer of Purchased Shares to Investor.

9)	Certified true copies of the regulatory approvals as specified in Schedule 9.

10)	Chartered accountant certificate for fair value of shares as required under Foreign Exchange Management Act, 1999 and the guidelines of Reserve Bank of India.

11)	Certificate from Company Secretary in Whole Time Practice confirming that the statutory records of the Company and SAM Group Companies are in accordance with the requirements of the Act.

12)	Such other documents as are required under this Agreement and not specifically set out above and reasonably requested by the Investor.

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 ANNEXURE 1 – FORM OF SHAREHOLDERS AGREEMENT

[Attached separately with this Agreement]

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ANNEXURE 2 – FORM OF NO OBJECTION LETTER

[On the letterhead of SMC Limited]

NO OBJECTION LETTER
[         , 2007]

Millennium India Acquisition Company Inc.
330 East, 38th Street,
Suite 46C,
New York,
NY 10016, USA

Dear Sirs,

Re: No Objection Letter from SAM Global Securities Limited (the “Company”)

We write with reference to the understanding and arrangement with the Shareholders Agreement dated ● 2007, entered into by and between Millennium India Acquisition Company Inc., SAM Global Securities Limited (“Company”) and the Promoters of the Company.

1.
We hereby irrevocable declare, acknowledge and confirm that Millennium India Acquisition Company Inc., their nominees, assignees, affiliates, subsidiaries and/or group companies (Collectively “Millennium”), shall not be subject to any restrictions or objections from us from entering into any business, opportunities, investments, joint ventures, collaborations, partnerships, alliances, enterprise, technology transfer, technology license, trademark agreement or any other collaboration, agreement or arrangement, by itself or through its subsidiaries, affiliates, joint ventures, partnerships, offices, representatives, contractors, or otherwise howsoever, in or outside India.

2.
We hereby irrevocably waive, for purposes of any Indian legal or regulatory requirements, any objection we may have in connection with any proposal by Millennium for investment in any business / arrangement with any person, including but not limited to waiver of our rights under Press Note 1 and 3 of 2005 of the Department of Industrial Promotion and Policy, Government of India in any business or activity other than financial services (i.e. stock broking, commodities broking, insurance broking and merchant banking) for a period of 5 years from the date of issue of this letter or termination of the Shareholders Agreement, whichever is earlier. However, this restriction will exclude proposed investments by Millennium in SMC Global Securities Limited.

3.
This no objection letter may be produced by Millennium to any government or regulatory authority in support of any proposal by Millennium for investment in any business / arrangement with any person. This letter may be treated as a declaration waiving our rights under Press Note 1 and 3 of 2005 of the Department of Industrial Promotion and Policy, Government of India. Our declaration and waiver under this letter is irrevocable. The contents of this letter shall be binding on us and on our heirs, executors, administrators, successors and permitted assigns.

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Yours sincerely,

Millennium India Acquisition Company Inc. _______________________________ Name: Title:	SAM Global Securities Limited _______________________________ Name: Mr. Ajay Garg Title: Director

_______________________________
Name: Mr. Ajay Garg

SMC Global Securities Limited
_______________________________
Name: Mr. S.C.Aggarwal
Title: Directors

SMC Share Brokers Limited
_______________________________
Name: Mr. M.C. Gupta
Title: Directors

_______________________________
Mr. S.C. Aggarwal and Mr. M.C. Gupta (for and on behalf of the Promoter Group)

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ANNEXURE 3 – DISCLOSURE SCHEDULE

[Attached Seperately]

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ANNEXURE 4– INVESTOR DISCLOSURE SCHEDULE

[Attached Seperately]

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ANNEX D

SHAREHOLDERS AGREEMENT

BETWEEN

MILLENNIUM INDIA ACQUISITION COMPANY INC

AND

SAM GLOBAL SECURITIES LIMITED

AND

PROMOTERS OF SAM GLOBAL SECURITIES LIMITED

Dated ______ day of May, 2007

3/F, Mahatma Gandhi Memorial Building,
7, Netaji Subhash Road, Charni Road (West),
Mumbai 400 002
Tel: (+91) 22 2281 1700
Fax: (+91) 22 2284 1800
E-mail: rajesh@aralaw.com

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SHAREHOLDERS AGREEMENT

1.	DEFINITIONS	3

2.	COMPANY	7

3.	ADDITIONAL CAPITAL	8

4.	CORPORATE GOVERNANCE	9

5.	RESTRICTIONS ON TRANSFER	14

6.	COVENANTS OF PROMOTERS	18

7.	CONFIDENTIALITY	20

8.	ADDITIONAL COVENANTS	20

9.	INDEMNIFICATION	22

10.	TERM	24

11.	TERMINATION	24

12.	RESOLUTION OF DISPUTES	25

13.	GOVERNING LAW	26

14.	NOTICES	26

15.	MISCELLANEOUS	27

SCHEDULES

SCHEDULE 1: PROMOTER AND PROMOTER GROUP

SCHEDULE 2: COMPANY AND SAM GROUP COMPANIES

SCHEDULE 3: KEY MANAGERIAL PERSONNEL

SCHEDULE 4: SHAREHOLDING STRUCTURE OF COMPANY AND SAM GROUP COMPANIES

SCHEUDLE 5: AMENDED ARTICLES OF ASSOCIATION

SCHEDULE 6: SPECIFIED MATTERS

SCHEDULE 7: DEED OF ADHERENCE

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SHAREHOLDERS AGREEMENT

THIS SHAREHOLDERS AGREEMENT (this “Agreement”) is made as on this         day of May, 2007.

BETWEEN:

(1)
MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of Delaware, United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns); AND

(2)
SAM GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi(hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors); AND

(3)	MR. AJAY GARG (“Promoter No. 1”), son of late Mr. Ramanand Garg, Indian inhabitant, residing at C-346, Saraswati Vihar, Delhi - 110088; AND

(4)	SMC GLOBAL SECURITIES LIMITED (“Promoter No. 2”), a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi; AND

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(5)	SMC SHARE BROKERS LIMITED (“Promoter No. 3”), a company incorporated under the Indian Companies Act, 1956, having its registered office at 17, Netaji Subhash Marg, Darya Ganj, New Delhi; AND

(6)	Person and entities listed at Schedule 1 (“Promoter Group”) represented jointly by Mr. S.C. Aggarwal and Mr. M. C. Gupta.

Promoter No.1, Promoter No.2and Promoter No.3 are collectively referred to as “Promoters”.

W H E R E A S:

A.
The Company is engaged in the business of dealing in the security market as stock broker and is providing depository services as a depository participant. The Company through SAM Group Companies (defined below) is engaged in the business of investment and merchant banking.

B.
Vide a Share Subscription Agreement dated     , May 2007, the Investor has agreed to subscribe for 1,750,891 Equity Shares in the Company constituting 14.90% of the issued and paid-up share capital of the Company (“Subscription Shares”) on a fully diluted basis and as a consequence, an indirect proportionate shareholding in the SAM Group Companies listed in Schedule 2 hereto.

C.
The Parties wish to record in writing the terms and conditions applicable to the future relationships between the shareholders of the Company inter se and between the Company and its shareholders, and matters ancillary thereto.

(i)  NOW, THEREFORE, IN CONSIDERATION OF THE COVENANTS AND REPRESENTATIONS SET FORTH HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE PARTIES, INTENDING TO BE LEGALLY BOUND AGREE, AS FOLLOWS:

1.	DEFINITIONS

1.1
Capitalized terms used but not defined in this Agreement shall have the meanings assigned to them in the Share Subscription Agreement. In this Agreement, the following terms, to the extent not inconsistent with the context thereof or otherwise defined herein, shall have the following meanings assigned to them herein below:

a.	“Act” shall mean the Indian Companies Act, 1956 and any amendment thereto or any other succeeding enactment for the time being in force;

b.
“Affiliate” in relation to the Investor, being a corporate entity, means any entity, which is a subsidiary (with Investor, directly or indirectly, holding 50.1% or more shares) of the Investor including the Investor’s Dubai Subsidiary;

c.
 “Agreement” shall mean this Shareholders Agreement together with the annexures thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement;

d.
“Applicable Law” shall mean any applicable constitution, treaty, statute, rule, regulation, ordinance, order, directive, code, judgment, decree, injunction, or any interpretation, determination, award, permit, license, authorization, directive requirement, ruling or decision of, agreement with, or by a Government Authority;

e.	"Articles of Association" means the Articles of Association of Company from time to time;

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f.	"Board" means the board of directors of the Company or any of the SAM Group Companies, as the context may require;

g.	"Business" means the business carried on by the Company including the business carried on by each of the SAM Group Companies;

h.	“Company” means SAM Global Securities Limited and for the purposes of Clause 4 of this Agreement shall also include the SAM Group Companies;

i.	"Completion" means the completion of the subscription by the Investor, and the allotment and issue by the Company to the Investor, of the Subscription Shares;

j.	"Completion Date" means the date on which Completion takes place in accordance with the provisions of the Subscription Agreement;

k.
"Covered Activity" means direct or indirect participation, whether or not for compensation, in the ownership, management or control of, or the provisions of advisory, consulting or any other services to, any business or entity engaged in a business or activity identical or similar to or that directly or indirectly competes with, the Business or any business or activities that may be commenced by Company or any of the SAM Group Companies after the Completion Date;

l.
"Damages" means all claims, demands, actions, causes of action, assessments by a Government Authority, losses, investigations, proceedings, damages, penalties, fines, costs, payments, expenses and judgments, including interest and penalties and reasonable attorneys’ fees, disbursements and expenses;

m.	“Directors” means the directors on the Board;

n.	"Equity Shares" means voting equity shares with a par value of Rs. 10/- (Rupees Ten) each in the authorised and issued share capital of the Company;

o.	“Effective Date” means the date of Completion.

p.
‘Governmental Authority’ shall mean any administrative agency, commission, court or other governmental or regulatory authority or instrumentality, whether central, state, local or municipal or judicial, quasi-judicial or administrative forum, including but not limited to, ministries and departments of the Government of India and Tax authorities in India and US.

q.
‘Group Companies’ shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Private Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, (vi) Pulin Investment Private Limited, (vii) SMC Global Securities Limited.

r.
"Indian GAAP" means statements of generally accepted accounting practice recommended by the Institute of Chartered Accountants of India and, where there are no principles recommended, the accounting principles accepted in India and consistently applied from period to period and throughout any period in accordance with the past practices of the Company;

s.	"India" means the Republic of India as constituted from time to time;

t.	"Key Managerial Personnel" means the persons listed in Schedule 3 hereto;

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u.
"Lien" means, with respect to any property or asset, any mortgage, pledge, hypothecation, charge, assignment, deposit arrangement, encumbrance, security interest, lien, voting agreement, right of first refusal, conditional sale agreement, title retention agreement, restriction, easement, option, fiduciary assignment and any security or similar agreement of any kind or nature whatsoever;

v.
“Material Breach” shall mean any failure, neglect, breach or default by the Promoters in complying with the following: (i) restrictions and obligations in relation to transfer of the Equity Shares held by the Promoters and Promoter Group and Company in relation to SAM Group Companies (Clause 5.1, Clause 5.2 and Clause 5.4), (ii) appointment of Investor Director (Clause 4.1.1.1) and appointment of observer (Clause 4.1.1.6) (iii) appointment of Investor Alternate Director (Clause 4.1.3), (iv) listing of the Equity Shares of the Company as required under Clause 6.3.,(v) anti-dilution right in Clause 5.8 and affirmative right of the Investor as indicated in the specified matters listed out in Schedule 6 at point (a), (b), (d), (f), (h), (k), (l), (q). It will also include any failure, breach or default by Promoters or Promoter Group or the Company in relation to SAM Group Companies to vote through their respective appointed/nominated director or proxies otherwise than as required under the Agreement for the above provisions;

w.	"Memorandum" means the Memorandum of Association of Company from time to time;

x.
“Ordinary Course of Business” shall mean the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency), but only to the extent consistent with Applicable Law and the custom of entities engaged in the same business as the existing business of the Company or SAM Group Companies, as the case may be;

y.
"Person" means a human being, labor organization, partnership, association, joint venture, corporation, limited liability company, legal representative, trustee, trustee in bankruptcy, receiver or any other legal entity whatsoever;

z.	“SEBI” means the Securities and Exchange Board of India;

aa.	"Securities" shall have the meaning ascribed thereto in Clause 2(h) of the Securities Contract (Regulation) Act, 1956;

bb.	"Shareholder" means shall mean Investor and Promoter Group collectively, and “Shareholder” shall mean any one of them individually;

cc.	“SAM Group Companies” shall mean (i) Nexgen Capitals Limited, (ii) Abhichaya Investment Private Limited, and (iii) Pulin Investment Private Limited.

dd.
"Subscription Agreement" means the agreement headed "ShareSubscription Agreement" dated __May 2007, executed or to be executed between the Company, the Investor and the Promoters, and in terms of which the Investor will subscribe for, and the Company will allot and issue to the Investor, the Subscription Shares;

ee.
"Transaction Agreements" means (i) this Agreement, (ii) the Subscription Agreement, and (iii) any other agreements or documents included as a Transaction Agreement and designated as such by agreement in writing between the Parties.

1.2	Interpretation:

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1.2.1	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation.

1.2.2	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

1.2.2.1	Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

1.2.2.2	All statutory instruments or orders made pursuant to a statutory provision; and

1.2.2.3	Any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

1.2.2.4	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

1.2.2.5
Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

1.2.2.6	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

1.2.2.7	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

1.2.2.8
Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

1.2.2.9	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

1.2.2.10	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning

1.2.2.11
Reference to “Investor”, unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor. The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares shall be included.

1.2.2.12	The words “include” and “including” shall be construed without limitation.

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1.3
Any agreement, covenant, representation, warranty, undertaking or liability arising under this Agreement on the part of Promoters shall be deemed to be made or given by such Promoters jointly and severally. Without limiting the generality of the foregoing, whenever used in this Agreement, except as otherwise expressly provided, "Promoters" shall include each Promoter, jointly and severally and Promoters shall be jointly and severally liable for any obligations hereunder. However, it is clarified that for the purpose of indemnity the term Promoter shall include: (i) Mr. M.C. Gupta, (ii) Mr. S.C. Aggarwal, (iii) Mr. Ajay Garg, (iv) SMC Global Securities Limited, (v)  SMC Share Brokers Limited and no other Promoters as indicated in the Promoter Group and any Promoters’ obligation to indemnify the Investor under this Agreement will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place.

2.	COMPANY

2.1	As of the Completion Date, the authorized share capital of the Company shall be as follows:

Authorized Share Capital	No. of Shares	Value per Share
Rs. 120,000,000	12,000,000 Equity Shares	Rs. 10 Each

2.2	As of the Completion Date, the issued, subscribed and paid-up share capital of Company shall be as follows:

Issued, Subscribed and Paid-up Share Capital	No. of Equity Shares	Value per Equity Share
Rs. 117,509,580	11,750,958	Rs. 10 Each

2.3	As of the Completion Date, the shareholding structure of each of the SAM Group Companies shall be as reflected in Schedule 4 hereto.

2.4
On or prior to Completion, the Company shall convene a meeting of its shareholders and shall take all the necessary steps required to amend the Articles of Association of Company to reflect the form of the Articles of Association set out at Schedule 5. On or prior to Completion the Company shall also cause the SAM Group Companies to take necessary steps to amend their respective articles of association to suitably reflect the provisions of this Agreement. The Promoters agree to vote all of their Equity Shares in favor of all resolutions required in order to amend the Articles of Association as aforesaid.

2.5
The Company shall deliver to the Investor a certified true copy of the resolution of the general meeting/shareholders of the Company evidencing the amendment to the Articles of Association as stated above and a certified true copy of the filing receipt of Form 23 with the Registrar of Companies, regarding the same.

2.6
The Parties hereby agree that in the event of any inconsistency between the provisions of this Agreement and the Memorandum and Articles of Association, then the provisions of this Agreement will prevail and the Shareholders shall expeditiously amend the Memorandum and Articles of Association to remove any such inconsistency.

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3.	ADDITIONAL CAPITAL

3.1
Additional Capital. If the Board of the Company, acting reasonably in the circumstances, decides at any time that borrowings from a bank or other outside sources are not desirable, and that funding by way of share capital is preferable to funding by way of loan account, which decision is approved in writing by the Investor ( any time within (i) 2 years from the date of Completion, or (ii) listing of the Equity Shares of the Company at National Stock Exchange Limited or Bombay Stock Exchange Limited, whichever is later), the Board shall request the shareholders, by issuance of a notice (the "Funding Notice") to the shareholders of the Company, to contribute, within 30 (thirty) days or such other period as required under Applicable Law after the issuance of the Funding Notice (the "Funding Period") additional capital to Company, pro rata to their respective holdings of the issued and paid-up share capital of Company, by way of subscription for additional Equity Shares in accordance with Section 81(1) of the Act. Provided that the Funding Period shall be extended by any period reasonably necessary to obtain any Government or regulatory approval for the purpose of contributing such additional capital.

3.2
Determination of price. If additional capital is to be contributed pursuant to Clause 3.1, then the subscription price for such additional Equity Shares shall be determined by the Board and set out in the Funding Notice. The Company shall, promptly upon the receipt of such subscription price, issue the appropriate number of Equity Shares based upon the payments received from the shareholders.

3.3
Failure to subscribe. In the event of a the Shareholder failing to subscribe for the additional Equity Shares offered to it within the Funding Period, such Equity Shares shall be offered to the other Shareholder.  In this event, the Shareholder shall be entitled to subscribe for all or any of the Equity Shares offered to it either itself or through its Affiliates or Promoter Group within 15 (fifteen) business days of receipt of the offer and irrespective of any change in the equity shareholding pattern of Company.

3.4
Restriction on Renunciation. The Shareholders shall not renounce the right in respect of Equity Shares offered for subscription in favor of any other Person (other than an Affiliate or Promoter Group, as the case may be) without first giving the other Shareholder, a reasonable opportunity to subscribe for the Equity Shares on the same terms and conditions that such right is proposed to be renounced in favor of any other Person (other than an Affiliate or Promoter Group of the renouncing Party). No such renunciation will be made by the Promoters in favor of any Person if such renunciation will be detrimental to the interests of the Company or the Investor.

3.5
Subscription through Affiliates or Promoter Group. Any Shareholder may subscribe for additional Equity Shares through any of its Affiliates or Promoter Group, as the case may be, under Clause 3.4, subject to the prior fulfillment of the following conditions:

3.5.1	such Affiliate shall previously have signed a Deed of Adherence;

3.5.2
prior to any such Affiliate ceasing to be an Affiliate of the relevant Shareholder, all of the Equity Shares held by such Affiliate in the Company shall be transferred to the Shareholder in question or to another Affiliate of the Shareholder in question;

3.5.3	the relevant Shareholder shall guarantee the performance by such Affiliate of its duties, obligations and liabilities under this Agreement; and

3.5.4	all the provisions of this Agreement that apply to the Shareholder shall apply to such Affiliate to the same extent.

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4.	CORPORATE GOVERNANCE

4.1.1	Composition of the Board

4.1.1.1
For and during the term of this Agreement, the Investor shall be entitled to nominate and maintain in office, one (1) non-executive Director to the Board of the Company, and to propose the removal of any Director so appointed from office and to recommend the appointment of another in the place of the Director so removed, provided that the Board shall, as soon as practicable and in any event prior to the consideration of any other matter, upon notice from the Investor, remove such Director and appoint as Director such replacement designated or nominated by the Investor ("Investor Director"). The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares shall be included.

4.1.1.2
The Investor Director shall be liable to retire by rotation in accordance with the provisions of the Act, but upon such retirement shall be eligible for re-appointment, and shall be duly re-appointed as Director, it being the intention of the Parties that the Investor Director shall remain Director at all times up to the termination of this Agreement.

4.1.1.3
The Board shall have the overall responsibility for management of Company and may appoint and delegate such day to day functions to the chairman, the managing director, manager or to a committee, as it deems fit.

4.1.1.4	The Investor Director shall have all powers and privileges in accordance with Applicable Law.

4.1.1.6
Appointment of Observer. The Investor will have an option to appoint such “observer” in SAM Group Companies. If the Investor exercises its option to appoint such “observer”, the Company shall and Promoters shall ensure that such “observer” has the right to attend and speak at all such meetings of the SAM Group Companies and receives all notices, agendas, draft resolutions, reports and other documents provided by or on behalf of SAM Group Companies to its directors. It is clarified that the “observer” shall have no rights to vote at any such meetings of SAM Group Companies. The Company shall have and the Promoters shall have caused each of the SAM Group Companies to appoint a representative individual nominated by Investor as an “observer” with rights to attend all meetings of the board of directors, committees of the board of directors and the shareholders of each of the SAM Group Companies, if requested by the Investor at its discretion under this Clause 4.1.1.6.

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4.1.2	Qualification Shares. A Director need not hold any qualification shares.

4.1.3
Investor Alternate Director for Specified Matters. In the event that any Investor Director (an "Original Investor Director") is away for a continuous period of more than (3) months from the state in which the meetings of the Board are ordinarily held, the Board shall appoint another Director (an "InvestorAlternate Director") for and in place of the Original Investor Director. The Board shall only appoint such Investor Alternate Director nominated by the Investor. Such Investor Alternate Director shall be entitled to receive all materials supplied to Directors and shall also be entitled to attend all meetings of the Board and committees thereof in the absence of the Original Investor Director.

4.1.4
Committees . The Investor Director shall be entitled to attend all committees and sub-committees (by whatever name called) of the Board. The Investor Director shall be a necessary part of the quorum for every meeting of the committee or sub-committee of the Board where any Specified Matters are considered.

4.1.5	Liability of Investor Director

4.1.5.1	The Promoters and the Company expressly agree that the Investor Director will be a non-executive Director and subject to Applicable Law will be considered as independent director.

4.1.5.2
The Promoters and the Company expressly agree and undertake that the Investor Director shall not be in charge of, or responsible for the day to day management of the Company and shall not be deemed to be "officers in default" as the term is defined in the Act and shall accordingly not be liable for any default or failure of the Company in complying with the provisions of any Applicable Laws.

4.1.5.3
The Promoters and the Company expressly agree that the Investor Director shall not be identified as officer in default of the Company or occupier of any premises used by Company or an employer of the employees of Company.

4.1.5.4
Immediately upon Completion, the Company shall, and the Promoters shall ensure that Company shall, procure suitable Director and Officers Liability insurance of an amount of up to India Rupees Five Crores in favor of the Investor Director from a reputable insurance company acceptable to the Investor in respect of claims or liabilities resulting from the actions or omissions of the Investor Director as Directors of the Company for an amount acceptable to the Investor.

4.1.5.5
Voting for appointment of Directors. The Promoters shall vote their Equity Shares in favor of all resolutions required for the election of person nominated to be Investor Director by the Investor in accordance with Clause 4.1.1.

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4.1.5.6
Withdrawal of Nomination. The Investor shall at any time be entitled to provide written notice to the Board withdrawing its nomination of any Investor Director. Such written notice shall take immediate effect. On receipt of such written notice, the Promoters shall be bound to cause their Directors to vote in favor of the removal of the Investor Director whose candidature is withdrawn by the Investor.

4.2	Board Meetings

4.2.1
Number of Board Meetings. The Board shall meet at least 4 (four) times in every calendar year and at least once in every calendar quarter. All expenses and costs incurred for attending meetings of the Board by the Investor Director shall be borne by the Company. A Board meeting may also be held by teleconference or video conference and/or the presence of a Director at a meeting may be recorded if he is present over telephone or video conference, if such meeting or presence, as the case may be, is not contrary to law.

4.2.2
Notice for Board Meetings. At least 7 (seven) days prior written notice shall be given to each of the Directors of any meeting of the Board or a committee or sub-committee of the Board where any Specified Matter are being considered. Every notice to an Investor Director shall also be sent to one of its designated addresses in India. A meeting of such Board or a committee meting where Specified Matters are proposed to be considered may be held at shorter notice with the written consent (which may be signified by letter, facsimile or e-mail with receipt acknowledged) of a majority of Directors which shall include at least 1 (one) Investor Director.

4.2.3
Contents of the Notice. A reasonably detailed agenda shall be supplied to each Director along with the notice, together with the draft resolutions and other appropriate documentation with respect to agenda items calling for Board action, to adequately inform Directors regarding matters to come before the Board. Any Director wishing to place a matter on the agenda for any meeting of the Board may do so by communicating with the Chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all Directors of information with respect to the agenda items.

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4.2.4
Quorum for Board meetings. A quorum of the Board shall include at least 1 (one) Investor Director at the commencement and throughout the duration of the meeting where any Specified Matters are proposed to be or are considered. If the Investor Director is not present at any meeting of the Board ("Initial Meeting"), the meeting shall be adjourned to the same time and place in the next week (unless otherwise agreed by all the Directors) or if that day is not a day to the immediately succeeding business day. Not less than 5 (five) days notice shall be given of any adjourned meeting ("Adjourned Meeting"). At the Adjourned Meeting, the Board, in the absence of the Investor Director, the Board can decide upon matters other than the Specified Matters as provided in Clause 4.3.5. If the Investor Director is unable to attend the Initial Meeting he shall on or before the date of the Adjourned Meeting convey in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Initial Meeting or the Adjourned Meeting. It is understood between the Parties, that the Promoters shall ensure that none of the Specified Matters will be taken up at the Shareholders Meeting (except an agenda item for dividend required under the Act to be taken-up at the Annual General Meeting of the Company) unless: (i) it has been approved at the Board meeting with Investor Director voting in favor of such resolution, or (ii) the Investor Director has given his affirmative consent in writing to take-up and consider such Specified Matter at the Shareholders meeting. The Promoters and the Company in so far as the SAM Group Companies are concerned shall not exercise their voting rights at the Board and/or the Shareholders meeting against the decision conveyed by the Investor Director.

4.2.5
Decisions of the Board. Subject to Clause 4.3.5, each Director shall have 1 (one) vote and all decisions of the Board shall require the affirmative vote of a majority of the Directors at a duly convened meeting of the Board at which a quorum is present. In the event there is a vacancy on the Board and an individual has been designated to fill such vacancy, the first order of business shall be to fill such vacancy.

4.2.6
Circular Resolution for Specified Matters. Subject to Clause 4.3.5 and except for those actions required by the Act to be determined at a meeting of the Board, all decisions of the Board may be taken by circular resolution. The notice period for any circular resolution considering any Specified Matter shall be 7 (seven) days. The draft of the resolution must be circulated to all Directors including the Investor Director and as regards the Investor Director a copy shall also be sent to one of its designated addresses in India. Each circular resolution must be in writing and will be deemed to have been passed only when signed by the Investor Director on any Specified Matter.

4.3	Shareholders Meetings

4.3.1
General Meetings. An annual general meeting of the Shareholders shall be held within 6 (six) months of the end of each financial year. Subject to the foregoing, the Board or any of the Shareholders may convene an extraordinary general meeting of the Shareholders whenever they deem appropriate.

4.3.2	Chairman for General Meeting. The chairman of the Board shall be the chairman for all general meetings. The chairman shall not have any second or casting vote.

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4.3.3
Proxies. Any Shareholder may appoint another Person as his proxy (and in case of a corporate shareholder, an authorized representative) to attend a meeting and vote thereat on such Shareholder’s behalf, provided that the power given to such proxy must be in writing.

4.3.4
Quorum for General Meetings. To constitute a quorum for a general meeting of the Company where any Specified Matter is being considered, the presence in person or through proxy of an authorized representative of Investor shall be necessary at the commencement and throughout the duration of the meeting, unless the Investor has prior to the meeting conveyed in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Shareholders Meeting. The Promoters and the Company in so far as the SAM Group Companies are concerned shall not exercise their voting rights at the Shareholders Meeting against the decision conveyed by the Investor Director.

4.3.5	Specified Matters. Notwithstanding anything contained in this Agreement, during the subsistence of this Agreement:

4.3.5.1	Each of the Specified Matters as contained in Schedule 6 hereto shall be decided by the Company or the SAM Group Companies only through a resolution of its Board or shareholders, as the case may be.

4.3.5.2	No resolution or decision shall be passed or taken by the Board or the shareholders of the Company or the SAM Group Companies with respect to any of the Specified Matters unless:

(i)	Such resolution or decision is approved by a majority of the Board, which majority includes the affirmative vote of an Investor Director, or

(ii)	Such resolution or decision is approved in writing by the Investor, or

(iii)	The Investor, by itself or through proxy, votes in favor of such resolution at a general meeting of such company.

4.3.6	Exercise of Voting & Other Rights

4.3.6.1
The Promoters and the Promoter Group and the Company, in so far as the SAM Group Companies is concerned undertake to ensure that they, their representatives and proxies representing them at the general meetings of the Company and the SAM Group Companies, shall at all times exercise their votes and through their respective appointed/nominated Directors (or alternate Directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually implement the spirit, intent and specific provisions of this Agreement.

4.3.6.2
If a resolution contrary to the terms of this Agreement is passed at any meeting of shareholders or at any meeting of the Board or any committee or sub-committee thereof, such resolution shall be null and void.

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4.3.7
Avoidance of Conflict; Necessary Actions. Each Promoter shall vote all of its Equity Shares, and shall take all other actions necessary, to (i) ensure that the Company's Memorandum and Articles of Association facilitate and do not at any time conflict with any provision of this Agreement, and (ii) to ensure compliance by the Company of its obligations hereunder.

4.4
Related Party Transaction. From the date of Completion, all transactions of the Promoters with the Company and/or the SAM Group Companies for expenses, income, and/or any contingent liability exceeding in an amount of INR 41 million in any Financial Year will require the prior approval of the Investor and all related party transactions shall be conducted at commercially justifiable terms and the relationship will be conducted at an arm's-length basis.

5.	RESTRICTIONS ON TRANSFER

5.1
Restrictions on Transfer. The Promoters and Promoter Group shall not be permitted, directly or indirectly, and shall not agree to do any of the following during the continuance of this Agreement except (a) if required under or as contemplated in Clause 5.2 of this Agreement, or (b) with the prior written consent of the Investor:

5.1.1	transfer or exchange any Securities of the Company or SAM Group Companies other than in compliance with this Clause 5;

5.1.2	pledge, mortgage, Lien, charge or otherwise encumber any Securities of the Company or SAM Group Companies;

5.1.3	redeem any Securities of the Company or SAM Group Companies.

5.2	Permitted Transfers.

5.2.1	Promoters and Promoter Group are permitted to transfer their Shares amongst themselves forming part of the Promoter Group, subject to compliance of and as permitted under Applicable Law;

5.2.2
Subject to compliance of Applicable Law the Promoters and Promoter Group may transfer upto 10% of the issued and paid-up share capital of the Company, to any third party (“Purchaser”) in a financial year (i.e. April 1 to March 31), subject to (i) the Promoters and Promoter Groups shareholding in the Company not falling below 51% of the issued and paid-up share capital of the Company and (ii) the Promoters and Promoter Group not giving any favorable right to the Purchaser than that available to the Investor under the Shareholders Agreement;

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5.2.3
Subject to compliance of Applicable Law, if the Promoters and the Promoter Group have divested their Shares to third party under Clause 5.2.2 of this Agreement, Promoters and Promoter Group may transfer, in each financial year (i.e. April 1 to March 31) up to further 10% of the issued and paid-up share capital of the Company to any third party, provided: (a) they continue to hold at least 35.1% of the issued and paid-up share capital of the Company, and (b) are in ‘control’ of the Company, and (c) the Company’s shares are listed on either the Bombay Stock Exchange Limited or the National Stock Exchange Limited, and (d) Promoters and Promoter Group complying with the requirements indicated in Clause 5.4 of this Agreement. The word ‘control’ for the purpose of this Clause 5.2.3 shall mean (i) the right to appoint majority of the directors of the Company, (ii) power to direct the management or policies of the Company and (iii) Promoters continue to be classified as ‘Promoter’ of the Company under Applicable Law.

5.3
Invalid Transfers. The Company shall refuse to register any transfer or other disposition of Securities purported to be made by the Promoters in breach of any of the provisions herein contained. The Shareholders shall cause their nominees on the Board to cast their votes in such a manner as to ensure that the Company registers all transfers made in accordance with this Agreement.

5.4	Transfer of Shares by Promoter.

5.4.1
Notice of Transfer. From the date of this Agreement, in the event the Promoters or Promoter Group or any of them propose to transfer any of their Securities in the Company (the “Offered Shares”) under Clause 5.2.3, the Promoters and the Promoter Group shall first obtain and provide to the Investor a bonafide written offer from the proposed third party purchaser (the “Purchaser”) to purchase the Offered Shares. Such offer (the “Outside Offer”) shall:

5.4.1.1	State the identity of the Purchaser (including the proposed ultimate beneficial owner of the Offered Shares), and any group of companies of which such proposed Purchaser is a part;

5.4.1.2	State price per Share offered (“Offer Price”);

5.4.1.3	State the number of Shares to be transferred;

5.4.1.4	State the other material terms and conditions of the Outside Offer; and

5.4.1.5
Contain an undertaking from the Purchaser that the Purchaser shall purchase the Shares held by Investor as of the date of the Outside Offer on the same price and terms as that offered to Promoter and/or Promoter Group excluding non-compete premium to the extent of fifteen (15%) of the Offer Price.

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5.4.2
Option of Investor. Within Thirty (30) days after receipt of the Outside Offer, the Investor shall have the option, exercisable in its sole discretion to sell equal number of its Shares of the Company to the Purchaser at the price and substantially in accordance with the terms set out in the Outside Offer in priority of the Promoter and/or Promoter Group. The Investor shall notify the Promoter in writing (the “Transfer Notice”) within Thirty (30) days after receipt of the Outside Offer of the manner of exercise of its option under Clause 5.4.2. If no such Transfer Notice shall have been received by the Promoter or Promoter Group on the expiry of such period of Thirty (30) days, the Investor shall be deemed to have refused to exercise its option under Clause 5.4.2, in which event Promoter and/or Promoter Group may execute the transfer in favor of the Purchaser at the Offer Price and on the terms set forth in the Outside Offer within next Thirty (30) days thereafter, and can avail an additional premium of up to 15% of the Offer Price without offering it to Investor provided it is received as non-compete premium as may be permitted under Applicable Law. If the Promoters and/or Promoter Group fail to complete the transfer within this period of Thirty (30) days, the steps and procedure indicated in Clause 5.4 shall be again followed for any proposed transfer under this Clause 5.2.3.

5.5	Transfer of shares by Investor.

5.5.1
Investors shall have the right to sell all or part of the Shares as and when they desire without any restrictions. However, if any Investor, at any time during the subsistence of this Agreement, intends to sell or otherwise transfer all or part of their Shares of Company to third parties, Promoters shall have a right of first offer (“Promoters Right of First Offer") to buy the shares from Investor, whereupon the following procedure as indicated in Clause 5.5.2 to Clause 5.5.5. shall apply.

5.5.2	Investor shall deliver a written notice (the "Investor Transfer Notice") to Promoters. Investor Transfer Notice shall state the number of Investor Shares to be sold together with:

5.5.2.1	the identity of the proposed purchaser (including the proposed ultimate beneficial owner of the shares), and any group of companies of which such proposed purchaser is a part;

5.5.2.2	State price per Share offered;

5.5.2.3	State the other material terms and conditions of the offer.

5.5.3
If the Promoters are willing to buy all of the Investor Shares on offer, the Promoters shall notify Investor in writing (the “Promoter Purchase Notice”) no later than thirty (30) days after the Investor Transfer Notice of Promoters intent to purchase all the Investor Shares on offer. If the Promoters exercise their right of first offer, then the Promoter Purchase Notice must: (i) relate to all the Investor Shares on offer, (ii) must set out the price at which the Promoters offer to purchase the Investor Shares on offer, and (iii) such price must be immediately payable to the Investor in cash on the date of sale of the offered Investor Shares to the Promoters.

5.5.4
If no such Promoter Purchase Notice shall have been received by the Investor, Promoters shall be deemed to have refused to exercise their right of first offer and the Investor may execute the transfer of the Shares set forth in the Investor Transfer Notice in favour of any third party at a price not less than that offered to the Promoters, within a period of thirty (30) days from the date of the Investor Transfer Notice.

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5.5.5
On receipt of the Promoter Purchase Notice, the Investor shall at any time within a period of thirty (30) days sell the Shares on offer to the Promoters at the price set out in the Promoter Purchase Notice. It is agreed between the Parties that the Promoters Right of First Offer shall immediately lapse upon the listing of Company’s shares on the Bombay Stock Exchange Limited and/or the National Stock Exchange Limited and the Investor shall not be obligated by any provisions of Clause 5.5. Provided that the Investor sells the shares through the mechanism of the stock exchange.

5.6	Government Approvals. It is hereby agreed that:

5.6.1	any sale or transfer contemplated under the provisions of this Agreement shall be subject to any necessary Government or regulatory approvals;

5.6.2
any time limit imposed by the provisions of this Agreement shall be extended in respect of any period reasonably necessary to obtain any Government or regulatory approval, provided that, the Parties shall use all reasonable endeavors to expedite the obtaining of any such approvals; and

5.6.3
if the Investor is unable to take up any Securities to be transferred in accordance with the provisions of this Agreement or any part thereof due to any Applicable Laws, it shall be entitled to nominate any other party acceptable under Applicable Law to purchase such Securities or any part thereof and acceptable to the Promoters.

5.7	Deed of Adherence

In every case of a transfer of Securities by the Promoters to any Person in accordance with the provisions hereof, the Promoters shall ensure before transferring its Securities to such Person that:

5.7.1
Such Person shall be bound by the obligations of the Promoters under this Agreement. Until compliance by such purchaser, the obligations of the Promoters under this Agreement shall not cease. Any such purchaser or transferee of the Securities shall, ipso facto, by virtue of its being such a purchaser/transferee be automatically bound by the obligations of the Promoters.

5.7.2
Prior to the acquisition of the Securities, the purchaser of the Securities shall execute a Deed of Adherence in the content and form annexed hereto as Schedule 7. If the purchaser fails to or refuses to sign the said Deed of Adherence, then the transferring Shareholder shall not be entitled to transfer any Securities to the purchaser and any transfer not in accordance with this Clause shall be null and void.

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5.8
Anti-dilution Rights. Notwithstanding any other provisions of this Agreement, for a period of two (2) years from the Completion Date or till such time as the Company lists its Shares on the National Stock Exchange or Bombay Stock Exchange in accordance with Clause 6.3, whichever is later, the prior written consent of the Investor shall be required for the Company to make any new issuance of Securities of the Company. Provided that where the Investor consents to such issuance, the Company shall not offer any rights to such Person which will in any way conflict with the rights of the Investor. It is further expressly agreed that in the event any Person who invests in the Company is offered rights, including those relating to voting, dividends, transfer of shares, and further issues of shares, that are more favorable to such Person than those offered to the Investor, the Investor shall have the right to require the Promoters and the Company, and the Promoters and the Company shall ensure that the Investor is entitled to enjoy any and all such rights offered to such other Person, and the Parties agree to execute all such documents as are necessary to offer such additional rights to the Investor.

6.	COVENANTS OF PROMOTERS

6.1
Access/Information. From and after the date hereof until the termination of this Agreement, the Company and the Promoters shall, and Promoters shall cause the Company and each of the SAM Group Companies to, afford to and permit the Investor, access to its personnel, properties, books, contracts, commitments, financial and operating data and records and to discuss the business, affairs, operations, finances, regulatory status and other matters related to the Company and SAM Group Companies, with the Promoters and the Company. The Parties agree that the disclosure of information and documents by the Promoters and the Company to the Investor pursuant to this Agreement shall not relieve the Promoters or the Company from any obligation pursuant hereto.

6.2	Non-Competition.

6.2.1
As further consideration for the Investor’s agreement to subscribe for the Subscription Shares pursuant to the Subscription Agreement, each of the Promoters agrees that, except as expressly consented to by the Investor in writing, it shall not at any time after the date of this Agreement, directly or indirectly (by itself or through its affiliates) engage in or receive any financial benefit from any Covered Activity, whether as an employer, proprietor, partner shareholder, investor, director, officer, employee, consultant, agent or otherwise.

6.2.2
Without affecting the generality of the above, it is agreed that on and after the date of this Agreement, the Promoters (by themselves or through their affiliates) shall engage in the Business only through the Company or the SAM Group Companies, as the case may be.

6.2.3	Each of the Promoters agrees not to, and to cause its affiliates not to, engage, directly or indirectly in any of the following activities:

6.2.3.1
the use or disclosure of any client database of the Company or SAM Group Companies or other know-how or other information pertaining to the customers or suppliers of the Company or SAM Group Companies;

6.2.3.2	the solicitation of any customers or suppliers of the Company or SAM Group Companies to terminate or otherwise adversely modify their relationship with the Company; or

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6.2.3.3	the solicitation, engagement or retention in any capacity of any employee of the Company or SAM Group Companies or any director, officer or executive of the Company or SAM Group Companies.

6.2.4
Each of the Promoters agrees not to initiate any new activities or expansions related to the Company and the SAM Group Companies’ existing or proposed line of business through any vehicle, including other companies where the Promoters have an interest. Such new initiative if undertaken would be undertaken only under the Company or through a wholly owned subsidiary of the Company.

6.2.5
The Promoters shall endeavor to ensure that the Key Managerial Personnel of the Company shall not assume any executive responsibilities in any other company, without the prior written consent of the Investor for as long as they are employees or executive directors and/or hold executive responsibilities in the Company.

6.2.6
The Promoters agree that during the term of this Agreement they shall not assume any business activity which results in a dilution of the management time spent by them in the activities of the Company or SAM Group Companies. The Promoters further undertake that they shall not commit any act, which has the effect of undermining their fiduciary duties and responsibilities to the Company without the prior written consent of the Investor.

6.2.7
For the purpose of this Clause 6.2, the term ‘Promoter’ shall include MVR Share Trading Private Limited and Jai Ambey Share Broking Limited. Each of the covenants contained in this Clause 6.2 shall be construed as a separate covenant and if, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants of this Clause 6.2, then such covenant shall be deemed included herein only to the extent enforceable as permitted under Applicable Laws for the purpose of such proceeding or any other judicial proceeding to the extent necessary to permit the remaining covenants to be enforced. The restrictions set forth in this Clause 6.2 shall be in addition to any restrictions imposed under the Applicable Laws of any jurisdiction.

6.3
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four years from the Effective Date of this Agreement.

6.4	No Pledge. The Investor shall not at any point in time be required to pledge its Securities or provide other support to any third party, including any lenders of funds to the Company.

6.5
Liquidation Preference.  Subject to the provisions of the Act, in the event of any liquidation, dissolution or winding-up of the Company, the Investor shall be entitled to first receive, prior to any distribution to the Promoters and/or Promoter Group, the proceeds arising from such liquidation, dissolution or winding-up of the Company, to the extent of the Investment Amount. The balance, if any, shall be distributed among the holders of the Equity Shares including the Investor in proportion to their respective shareholding in the Company.

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7.	CONFIDENTIALITY

7.1
Each Party hereby agrees that any information obtained by such Party (the "Receiving Party") which is, or would reasonably be perceived to be, proprietary to any other Party (the "Designated Party") or otherwise confidential, will not be disclosed without the prior written consent of the Designated Party, provided that any information shall not be deemed proprietary or confidential if (i) such information is now or subsequently becomes generally known or available by publication, commercial use or otherwise, through no fault of the Receiving Party, (ii) such information was previously known by the Receiving Party at the time of disclosure from a source other than the Designated Party without violation of an obligation of confidentiality, (iii) such information is independently developed by the Receiving Party without the use of any confidential or proprietary information, (iv) such information is lawfully obtained by the Receiving Party from a third party without violation of a confidentiality obligation, or (v) the Designated Party agrees in writing that such information may be disclosed by the Receiving Party.

7.2
Notwithstanding Clause 7.1 above (i) each Party may disclose such information to its legal counsel, bankers and accountants (provided that such Party shall remain liable for the compliance by such Persons with the provisions hereof), (ii) such information may also be disclosed to the Investor’ lenders, members or shareholders (provided that the Investor shall remain liable for the compliance by such Persons with the provisions hereof), (iii) each Party may disclose such information as is required by Applicable Law, provided that, to the extent permitted by Applicable Law, the other Party is given prompt written notice and opportunity to object as soon as practicable prior to disclosure, and (iv) each Party may disclose such information when necessary to enforce such Party’s rights hereunder.

8.	ADDITIONAL COVENANTS

8.1
No Guarantee/Pledge. The Investor shall not at any point in time be required to pledge their Subscription Shares or provide any guarantee or other support to any third party, including without limitation lenders of Company and/or SAM Group Companies.

8.2
Ethical Business Practices. The Company and SAM Group Companies shall and the Promoters shall ensure that the Company and SAM Group Companies shall ensure that the business practices of Company and SAM Group Companies are ethical and in accordance with Applicable Laws.

8.3
Variances to annual operating budget & business plan. Any proposed variance to the annual operating budget, business plan or estimations in relation to capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of Group Companies or  Group Companies on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of what is stated in the annual operating budget, business plan or estimations along with reasons for such variance shall be brought to the immediate attention of the Board and shall not be implemented without the prior written consent of Investor.

8.4
Financial and accounting records.. The Company shall and the Promoters shall ensure that the Investor is furnished with its quarterly financial statements prepared under Indian GAAP duly translated and audited (if required under Applicable Laws) as per the US GAAP within 42 days of closure of the quarter and annual financial statements prepared in accordance with US GAAP and audited by a Public Company Accounting Oversight Board top 6 accounting firm within 87 days of closure of the financial year, so that the Investor may file the same with the US Securities Exchange Commission.  The Company and the Promoters shall ensure that the Investor is informed of any and all material occurrences on an ongoing basis within 4 working days of such occurrence so that the Investor may file the same with the US Securities Exchange Commission. The right under this Section 8.4 shall survive termination of this Agreement till such time the Investor holds 7.451% of the issued and paid-up share capital of the Company at Completion (including bonus shares)

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8.5
Inspection & Audit Rights of Investor. The Company and SAM Group Companies shall and the Promoters shall ensure that the Company and SAM Group Companies, on receiving a request from Investor provide as soon as practicable to Investor copies of any documents, secretarial, accounting or other records which are prepared and maintained by Company and SAM Group Companies as may be required by Investor. The Investor shall have full and complete access to the premises, records, accounts, documents of Company, SAM Group Companies and their subsidiaries with rights, by itself or through its authorised representatives, to inspect such accounts, records and documents. Provided that the Investor shall ensure compliance of the provisions of the Securities and Exchange Board of India (Insider Trading Provisions), 2000.

8.6
Investor shareholding. Promoters and the Company shall ensure that on completion of the proposed merger of the Company with SMC Global Securities Limited, the Investor will continue to hold at least 14.90% of the post merger issued and paid-up share capital of SMC Global Securities Limited

8.7
The Company shall furnish and the Promoters shall ensure that the Company furnishes to the Investor and/or its assignees/nominees the following information as regards the Company and the SAM Group Companies:

8.7.1
quarterly, semi-annual and unaudited annual financial statements shall be furnished to the Investor within 42 (forty-two) days of the end of each quarter, half-year and annual period. Audited annual financial statements shall be furnished to the Investor within 87 (eighty seven) days of the end of the period. Financial statements shall be accompanied by a report and a discussion of key issues and variances to the budget and to the previous period;

8.7.2
Management Information System information and reports (in a format agreed upon between the Promoters and Investor including risk assessment reports) shall be provided by the Company to the Investor within 15 (fifteen) days of the end of each month;

8.7.3	any material information including appointment/resignation of any Key Managerial Personnel within a period of 7 (seven) days from the Company possessing knowledge of the same;

8.7.4
all other information reasonably requested by the Investor or by any Investor Director from time to time. Provided that the Investor Director shall and the Investor shall cause the Investor Director to ensure compliance of the requirements of Securities and Exchange Board of India Insider Trading Regulations, 2000.

8.8
Further Public Offering. If the Promoter and the Company at any time after the Completion and during the term of this Agreement contemplate a Further Public Offering to the public shareholders by offloading their existing Equity Shares, the Investor shall have a right and an option to put up to equal number of the Equity Shares  proposed to be offered by the Promoters in such Further Public Offering.

8.9	Annual Operating Budget& Business Plan

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8.9.1
Preparation of annual operating budget & business plan. The Company, Promoters and the Investor acknowledge that the Business will be conducted in accordance with an annual operating budget and business plan.

8.9.2
Approval of annual operating budget & business plan. The annual operating budget and business plan shall be subject to approval by the Board. The annual operating budget and business plan may be only be amended subject to approval by the Board.

9.	INDEMNIFICATION

9.1	Indemnification by Company and Promoters.

9.1.1
Without prejudice to any other right available to the Investor in law or under equity, the Company and the Promoters (“Indemnifying Party”) shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents (collectively the “Investor Indemnified Party”), from and against any and all direct and actual liabilities, damages, demands, Claims including third-party claims (“Third-Party Claims”), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (excluding any indirect and remote Third Party Claims or loss of profit or opportunities or such punitive damages) (“Losses”), directly or indirectly, based upon, arising out of, or in relation to or otherwise in respect of:

9.1.1.1	any willful misrepresentation or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement;

9.1.1.2	any liability arising out of willful non compliance of any obligation undertaken by the Company or the Promoters;

9.1.1.3	any liability due to any non-compliance of any Applicable Law, rules or regulations prior to the date of execution of this Agreement and as on the Completion;

9.1.1.4	any Losses arising out of the termination of license obtained by the Company from Bombay Stock Exchange Limited;

9.1.2
Limitation of Liability. Promoters’ obligation to indemnify the Investor under Clause 9.1.2 will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place. Further, for the purpose of this Clause 9.1.2, the term Promoters shall only include:(i) Mr. M.C. Gupta, (ii) Mr. S.C. Aggarwal, (iii) Mr. Ajay Garg, (iv) SMC Global Securities Limited, (v)  SMC Share Brokers Limited.

9.1.3	Any compensation or indemnity as referred to in Clause 9.1.2 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such Losses.

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9.2	Procedure for Indemnification.

9.2.1
The Indemnified Party shall give notice to the Indemnifying Parties of any claim for indemnification ("Claim"), specifying in reasonable detail the factual basis for the Claim, the amount thereof, estimated in good faith, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Claim shall have occurred.

9.2.2
With respect to a Claim solely between the Parties, following receipt of written notice from the Indemnified Party of a Claim, the Indemnifying Party shall have 15 (fifteen) days to make such investigation of the Claim as the Indemnifying Party deems necessary or desirable, and the Indemnified Party agrees to make available to the Indemnifying Party such information as may be reasonably necessary in order to substantiate the Claim. If the Indemnified Party and the Indemnifying Party agree at or prior to the expiration of the 15 (fifteen) day period to the validity and amount of such Claim, or if the Indemnifying Party fails to notify the Indemnified Party of any dispute with respect to the validity or amount of such Claim within such 15 (fifteen) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the full amount of the Claim, subject to the terms hereof. If the Indemnified Party and the Indemnifying Part do not agree within the 15 (fifteen) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the amount of such Claim to the extent the Parties agree or the amount of the Claim is undisputed, and the Indemnified Party may seek appropriate remedy at law or equity, as applicable, subject to the limitations hereof, with respect to any portion of its Claim not paid by the Indemnifying Party hereunder.

9.3
Third-Party Claims. The obligations and liabilities of each Party under Clause 9.1 related to a claim asserted against the Indemnified Party by any third Person ("Third-Party Claim") shall be subject to the following terms and conditions:

9.3.1
At any time after receipt of notice of any Third-Party Claim asserted against, imposed upon or incurred by an Indemnified Party, the Indemnified Party shall notify the Indemnifying Party of such claim in writing. The Indemnifying Party shall be entitled, at its own expenses, to participate in and, upon written request from the Indemnified Party, shall undertake the defense thereof in good faith by counsel of the Indemnifying Party’s own choosing, which counsel shall be satisfactory to the Indemnified Party, provided, however, that (i) the Indemnified Party shall at all times have the option, at its own expense, to participate fully therein (without controlling such action) and (ii) if in the Indemnified Party’s judgment a conflict of interest exists such Indemnified Party shall be entitled to select counsel of its own choosing reasonably satisfactory to the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

9.3.2
If within 15 (fifteen) days after written notice to the Indemnified Party of the Indemnifying Party’s intention to undertake the defense of any Third-Party Claim the Indemnifying Party shall fail to defend the Indemnified Party against such Third Party Claim, the Indemnified Party will have the right (but not the obligation) to undertake the defense and/or enter into a compromise or settlement of such Third-Party Claim on behalf of, and for the account and at the risk of, the Indemnifying Party.

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9.3.3
Each Party shall provide the Indemnified Party with access to all records and documents within such Party’s possession, custody or control relating to any Third Party Claim, and shall otherwise co-operate with the Indemnified Party with respect to any Third-Party Claim.

9.4
Other Rights and Remedies Not Affected. The indemnification rights of the Parties under this Clause 9 are independent of, and in addition to, such rights and remedies as the Parties may have at law or in equity or otherwise for any intentional or knowing misrepresentations, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any Party, including the right to seek specific performance, rescission, restitution or other injunctive relief, none of which rights or remedies shall be affected or diminished thereby.

10.	TERM

This Agreement shall enter into effect from the Effective Date and shall continue in force until the earlier of:

(i) the Investor failing to hold at least 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares shall be included, or

(ii) unless terminated earlier in accordance with Clause 11 below, or

(iii) (a) listing of the Equity Shares of the Company on the Bombay Stock Exchange Limited and/or the National Stock Exchange Limited, or (b) four years from the Effective Date, whichever is later.

11.	TERMINATION

11.1	This Agreement may be terminated as follows:

11.1.1	If so agreed in writing by Promoters and Investor;

11.1.2
By either the Promoters or the Investor with immediate effect by notice in writing to the other Parties if the Company is declared insolvent, bankrupt, industrially sick, or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of Company or if Company is liquidated or dissolved;

11.1.3
If the Promoters or any of them (the “Defaulting Party”) commits any Material Breach under this Agreement, the Investor may terminate this Agreement with immediate effect if such Material Breach by giving a notice to the Promoters for of such Material Breach and such Material Breach is not remedied within thirty (30) days after receipt by the Defaulting Party of a written notification of default from the Investor;

11.1.4
With respect to Promoters or Investor, if either Promoters or Investor is declared insolvent, bankrupt, industrially sick or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Promoters or the Investor or the if the Promoters or the Investor is liquidated or dissolved, the other of the Promoters or Investor that continues in existence may by written notice terminate this Agreement with immediate effect.

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11.2	Consequences of Material Breach

11.2.1
In the event of termination of this Agreement by the Investor under Clause 11.1.3, then without prejudice to any other rights and remedies otherwise available to the Investor under law or this Agreement, the Investor shall have the right, exercisable at its sole discretion, at any time within Sixty (60) days of the effective date of termination of this Agreement to sell all or any of the Securities of the Company held by the Investor and/or its Affiliates to the Promoters in accordance with Clause 11.2.3 at the price determined in accordance with Clause 11.2.4 (“Put Option”).

11.2.2
On expiry of the 60-day period prescribed above, the Investor shall have the right to require the appointment of an independent valuer (“Independent Valuer”) for determining the fair market value of the Equity Shares of the Company. The costs of the Independent Valuer shall be borne and paid by the Company. The fair market value of the Shares of the Company determined by the Independent Valuer is herein referred to as the “FMV”. For the purpose of determining the FMV, the Independent Valuer shall value the Company and the SAM Group Companies on a going concern basis. The Independent Valuer shall use its best efforts to determine the FMV within thirty (30) days from the date of its appointment.

11.2.3	Put Option.

11.2.3.1
In the event of termination of this Agreement under Clause 11.1.3, the Investor shall have the right and option to call upon the Promoters to purchase all but not less than all the Securities held by the Investor (together with all Equity Shares held by Affiliates) in the Company by a written notice (“Put Option Notice”).

11.2.3.2
On receipt of a Put Option Notice the Promoters shall be obliged to purchase all of the Shares of Company held by the Investor and its Affiliates within a period of sixty (60) days from the date of receipt of the Put Option Notice.

11.2.5	PutOption Price: The “Put Option Price” shall be determined by increasing the FMV by a premium of Five Percent (5%).

Provided however that, subject to Applicable Law, the Option Price shall not at any time be less than the Subscription Consideration less the consideration derived on selling Equity Shares held by the Investor and Affiliates.

12.	RESOLUTION OF DISPUTES

12.1
Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavor to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

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12.2
Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 12.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to a retired High Court Judge or a reputed Chartered Accountant acceptable to both parties for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

12.3
Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 12.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the rules of the Singapore International Arbitration Center (SIAC). The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

12.3.1	The place of the arbitration shall be Singapore.

12.3.2	The proceedings of arbitration shall be in the English language.

12.3.3
The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. In case the arbitrators have not decided on the costs of the arbitration proceedings, each Party to the Dispute shall bear its own costs, in relation to the arbitration proceedings.

12.3.4	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

12.3.5	The Indian courts shall have exclusive jurisdiction.

13.	GOVERNING LAW

This Agreement shall be governed by and construed under the laws of India, without regard to the conflicts of law provisions thereof.

14.	NOTICES

14.1
Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

The Investor:	Millennium India Acquisition Company Inc.
Address:	330 East, 38th Street, suite 46C, New York, NY 10016, USA
Tel:	+1 917 528 5632
Attention:	Mr. Jacob Cherian

With a copy to:

(i)	Ira Roxland
Sonnenschein Nath & Rosenthal LLP
1221 Aevnue of the Americas
New York, NY 10020-1089
Fax: +1 212 768 6800

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(ii)	Rajesh Begur
A.R.A. LAW
3/F Mahatma Gandhi Road
Charni Road (West)
Mumbai – 400 002
Fax: +91 22 2284 1800

The Company:	SAM Global Securities Limited
Address:	17, Netaji Subhash Marg, Darya Ganj, New Delhi
Tel:	(+91) 11-3011 1000
Facsimile:	(+91) 011-2362 3297
Attention:	Mr. Ajay Garg

The Promoters and Promoter Group:	Mr. S.C. Aggarwal

Address:	C-335, Saranwati Vihar, New Delhi-110 088
Tel: (+91) 011 3011 1000
Facsimile: (+91) 011-2362 3297

14.2
All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

14.3	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

15.	MISCELLANEOUS

15.1
Reservation of Rights: No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

15.2
Cumulative Rights: All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

15.3
Partial Invalidity: If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

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15.4
Amendments: No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties. The Parties may mutually agree to amend or waive any terms of this Agreement.

15.5
Assignment: This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder to any of its Affiliates or its holding company or ultimate parent company or their Affiliates, without the consent of the other Parties. Provided that the Shares held by the Affiliate shall be re-transferred to the Investor before it ceases to be such Affiliate.

15.6
Entire Agreement: This Agreement constitutes the entire Agreement between the Parties with respect to the purchase of the Subscription Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

15.7
Relationship: None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

15.8
Costs: Each Party shall bear its own expenses incurred in preparing this Agreement. The stamp duty and other costs payable: (i) on this Agreement, and (ii) the issue of Subscription Shares to the Investor, shall be borne by the Promoters and/or the Companies or SAM Group Companies.

15.9
Force Majeure: No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed.

15.10
Severance: Any provision of this Agreement which is invalid or unenforceable under Applicable Law shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties including any provisions under Applicable Law, the Parties shall use reasonable efforts to agree upon a new provision which shall as nearly as possible have the same commercial effect as the inefficient provision.

15.11
Survival. The provisions of Clause 4.1.1.1, Clause 8.4 and this Clause 15.11 shall survive the termination of this Agreement. To give effect to the intent under the Agreement Clause 11.2 and Clause 12 and this Clause 15.11 shall survive the termination of this Agreement.

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15.12
Execution in Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

15.13
Authorisation: The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

Millennium India Acquisition Company Inc.	SAM Global Securities Limited

Name: Mr. F Jacob CHERIAN	Name: Ajay GARG
Title: CEO & President	Title: Director

Name: Mr. Suhel KANUGA
Title: CFO and Exec Vice President

PROMOTERS AND PROMOERS GROUP
SMC Global Securities Limited

Mr. Ajay GARG	Mr. S.C. AGGARWAL

SMC Share Brokers Limited

Mr. S.C. AGGARWAL and Mr. M.C. Gupta (for and on behalf of the Promoter Group)	Mr. M.C. GUPTA

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SCHEDULE 1

PROMOTER AND PROMOTER GROUP

PROMOTERS

Name	Number of Share	Percentage
SMC Global Securities Ltd.	970000	9.70
SMC Share Brokers Ltd.	970000	9.70
Ajay Garg	150000	1.50

PROMOTER GROUP

Name	Number of Share	Percentage
Jai Ambey Share Broking Ltd.	970000	9.70
MVR Share Trading (P) Ltd.	960000	9.60
A To Z Consultants (P) Ltd.	725000	7.25
A To Z Venture Capitals Ltd.	725000	7.25
Rolex Finvest (P) Ltd.	725000	7.25
Zee Datatline (P) Ltd.	725000	7.25
Anurag Bansal	150000	1.50

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SCHEDULE 2

COMPANY AND SAM GROUP COMPANIES

S. No.	Name of Company	Status	Activity

1. 2. a) b) c)	SAM Global Securities Limited SAM Global Securities Limited Group Companies Pulin Investment Private Limited Abhichhaya Investment Private Limited Nexgen Capitals Limited
•  Registered as Member with BSE for Capital Market
•  Registered as Member with BSE as trading and clearing member in F&O.
•  Registered as Depository Participant with the Central Depository Services (India) Ltd.

Investment Company

Investment Company

Category-I Merchant Banker
• Trading/ Broking in: - Capital Market Segment - Future & Option Market Segment • Clearing member (F & O) • Providing depository participant services Investment Investment Merchant Banking Activities

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SCHEDULE 3

KEY MANAGERIAL PERSONNEL

S. No.	Name	Designation	Experience	Profile and their responsibilities
1.	MR. AJAY GARG	Director SAM Global Securities Ltd.	11
Mr. Ajay Garg aged about 33-years is an Associate member of the Institute of Chartered Accountants of India (ICAI). He has experience of more than 11-years in stock broking industry as a director. He is managing and supervising business development, risk management, technological, development and administration of the Company.

2.	MR. ANURAG BANSAL	Director (SAM Global Securities Ltd.)	10
Mr. Anurag Bansal aged about 32-years is a fellow member of the Institute of Chartered Accountants of India (ICAI). He is also a member of Institute of Cost and Works Accountants of India. He has more than 10-years of experience in stock broking industry and managing and supervising the substantial affairs of the Company.

3.	MR. KULDEEP SINGH	Vice President-Technology	13
Mr. Kuldeep Singh aged about 35 years is a Graduate from Delhi University, CCNA, CNE and has done diploma in Computers. He has wide and rich experience of more than 13 years in Information Technology and networking in the securities market. He is head of the system and IT department of the Company.

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SCHEDULE 4

SHAREHOLDING STRUCTURE OF COMPANY AND SAM GROUP COMPANIES

SAM GLOBAL SECURITIES LIMITED

Name	Number of	Face value	Amt. Paid	% of total
	shresheld	per shares (Rs)	(Rs. In lakhs)
Promoters
SMC Global Securities Ltd.	970,000	10	9,700,000.00	8.25
SMC Share Brokers Ltd.	970,000	10	9,700,000.00	8.25
Jai Ambe Share Broking Ltd.	970,000	10	9,700,000.00	8.25
MVR Share Trading (P) Ltd.	960,000	10	9,600,000.00	8.17
ATOZ Consultants (P) Ltd.	725,000	10	7,250,000.00	6.17
ATOZ Venture Capital Ltd.	725,000	10	7,250,000.00	6.17
Rolex Finvst (P) Ltd.	725,000	10	7,250,000.00	6.17
Zee Dataline (P) Ltd.	725,000	10	7,250,000.00	6.17
Mr. Anurag Bansal	150,000	10	1,500,000.00	1.28
Mr. Ajay Gupta	150,000	10	1,500,000.00	1.28
Millennium India Acquistion Company Inc	1,750,891	10/-	17,508,910.00	14.90
Others	2,930,057	10	29,300,570.00	24.93
TOTAL	11,750,948	10	117,509,480.00	100

ABHICHHAYA INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45600	100

PULIN INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35100	100

NEXGEN CAPITALS LIMITED

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1141897	44.93
Pulin Investments (P) Ltd.	1195363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2541660	100

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SCHEDULE 5

AMENDED ARTICLES OF ASSOCIATION

[To be agreed and attached separately in a form acceptable to the Investor]

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SCHEDULE 6

SPECIFIED MATTERS

The Specified Matters listed below shall apply to each SAM Group Company mutatis mutandis.

a.	Any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of the holders of any class of shares;

b.
Till the expiry of 2 (two) years from the Completion Date or till the Company lists its Shares on the Bombay Stock Exchange or the National Stock Exchange, whichever is later, any action that authorizes, creates or issues shares including rights issue of any class or series of shares and the valuation in respect of all fresh issues, buy backs, splits, issuance of convertible debt/instruments or Securities, bonuses, debt restructuring involving conversion into equity, redemption of preference shares etc and modification of the capital structure;

c.
Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of Group Companies or Group Companies on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of that budgeted for in the annual business plan (including a revised annual business plan) that is approved by the Board of Directors;

d.	Any merger, acquisition or consolidation which does not fall under point (e) or effects the paid-up capital of the company;

e.
Any acquisition of existing entity or business from any third party in financial services (broking, insurance, forex, commodities) exceeding INR 41 million and the proposed merger with  SAC Global Securities Limited;

f.	Any transfer of Securities held by the Promoters or the Company otherwise than as permitted under this Agreement;

g.	Declaration of dividend;

h.	Redemption of any class or series of Securities otherwise than on the terms as previously agreed by the Investor;

i.	Creation and modification of an employee stock option plan including the terms and conditions of their granting and vesting and/or the issuance of employee stock options;

j.	Any compensation packages to Promoters or the Key Managerial Personnel, which is above market compensation packages;

k.	Amendments or any proposal to amend the Memorandum or Articles of Association of the company;

l.
Commencement of any new line of business or acquisition of shares (other than investment in IPOs, mutual funds and purchase of shares from secondary market in Ordinary Course of Business) or interest of a company or entity or firm, which is unrelated to the Business.

m.	Changes to material accounting or tax policies or practices other than those required by Applicable Law;

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n.
Recommend, giving or renewing of security for or the guaranteeing of debts or obligations of the Company or SAM Group Companies or SAM Global Securities Limitedother than in the Ordinary Course of Business;

o.	Any change in the financial year for preparation of audited accounts;

p.	Any resolution for removal of statutory auditors;

q.	Winding up and /or liquidation;

r.
Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to the Company, other than in the normal course of business;

s.	The accounting policy and policies for the dispensation of cash, payments, receivables;

t.	Any commitment or agreement to do any of the foregoing.

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SCHEDULE 7

DEED OF ADHERENCE

THIS DEED OF ADHERENCE ("Deed"), dated ˜ day of ˜ 200˜ by and among (1) ˜ a company incorporated and registered under the laws of ˜ and having its registered office at ˜ ("Covenanter"); and (2) MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (“Investor”) (3) SAM GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi (“Company”), (4) MR. AJAY GARG (“Promoter No. 1”), son of late Mr. Ramanand Garg, Indian inhabitant, residing at C-346, Saraswati Vihar, Delhi - 110088; (5) SMC GLOBAL SECURITIES LIMITED (“Promoter No. 2”), a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi;  (6) SMC SHARE BROKERS LIMITED (“Promoter No. 3”), a company incorporated under the Indian Companies Act, 1956, having its registered office at 17, Netaji Subhash Marg, Darya Ganj, New Delhi;  (7)Person and entities listed at Schedule 1 of the Shareholders Agreement (“Promoter Group”) represented jointly by Mr. S.C. Aggarwal and Mr. M. C. Gupta.

In this Deed, the Investor, Promoter No.1, Promoter No. 2, Promoter No. 3, Promoter Group and Company are collectively referred to as the "Existing Parties".

THIS DEED IS SUPPLEMENTAL to the Shareholders Agreement dated as of Ä 2007 among the Existing Parties attached as Annexure "1" to this Deed (the "Shareholders Agreement").

W H E R E A S:

Pursuant to the Shareholders Agreement, the Covenanter and the Existing Parties desire to enter into this Deed of Adherence to provide that the provisions of the Shareholders Agreement would be binding on the Covenanter.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	The Covenanter hereby confirms that a copy of the Shareholders Agreement has been made available to the Covenanter.

2.	The Covenanter shall observe, perform and be bound by the provisions of the Shareholders Agreement with effect from the date on which the Covenanter is registered as a member of Company.

3.
The Covenanter hereby covenants that it shall not undertake any act of omission or commission, which is or may be contrary to the provisions of the Shareholders Agreement, prejudicial to any of the rights or interests of the Existing Parties pursuant to the terms of the Shareholders Agreement or which may impede or render ineffective any action undertaken by any of the Existing Parties in exercise of its rights under the Shareholders Agreement.

4.
The parties hereto agree that the obligations imposed on the Covenanter hereunder are special, unique and of an extraordinary character, and that, in the event of breach by the Covenanter damages would not be an adequate remedy and therefore the Existing Parties as the case may be, shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity; and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. The remedy set forth in this Clause is cumulative and shall in no way limit any other remedy available under law, in equity or pursuant hereto.

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5.
The Deed of Adherence shall be governed in all respects by the laws of India and all issues relating to disputes arising from the terms of this Deed of Adherence and resolution thereto shall be governed by the provisions of the Shareholders Agreement in particular paragraphs Clauses 12 and 13 and same shall deemed to be incorporated into this Deed of Adherence by reference.

Millennium India Acquisition Company Inc.                                                        SAM Global Securities Limited

_______________________________                                                             _____________________________
Name:                                                                                                  Name:  Mr. Ajay Garg
Title:                                                                                            Title: Director

_______________________________
Name: Mr. Ajay Garg

SMC Global Securities Limited

_______________________________
Name: Mr. S.C.Aggarwal
Title: Directors

SMC Share Brokers Limited

_______________________________
Name: Mr. M.C. Gupta
Title: Directors

_______________________________

Mr. S.C. Aggarwal and Mr. M.C. Gupta (for and on behalf of the Promoter Group)

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ANNEX E

LETTER AGREEMENT

June 06, 2007

BETWEEN:

MILLENNIUM INDIA ACQUISITION COMPANY INC.
330 East, 38th Street,
Suite 46C, New York, NY 10016,
USA

SMC GLOBAL SECURITIES LIMITED
17, Netaji Subhash Marg,
Darya Ganj,
New Delhi

MR. S.C. AGGARWAL
C-335, Saraswati Vihar,
Delhi - 110088

MR. M.C. GUPTA
C-39, Anand Vihar,
L.P. Extention
New Delhi - 110 092

AND

The Person and entities listed at Schedule 1 hereto represented jointly by Mr. S. C. Aggarwal and Mr. M. C. Gupta.

Subject:  Share Subscription Agreement dated 12 May 2007

Reference is made to the Share Subscription Agreement dated 12 May 2007 (“Subscription Agreement”) by and between Millennium India Acquisition Company Inc. (“Millennium”), SMC Global Securities Limited (“Company”), Mr. S. C. Aggarwal, Mr. M. C. Gupta and the other promoters of the Company (collectively the “Promoters”).  Capitalized terms used but not defined herein shall have the meanings specified in the Subscription Agreement.

In addition to Millennium’s right to acquire 14.90% of the issued and paid-up share capital of the Company in accordance with the provisions of the Subscription Agreement, the Parties hereto hereby agree that within 30 (thirty) days from the Completion Date and subject to the requirements of Applicable Law, Millennium shall, at its sole discretion, have the option and not the obligation (“Option”), to require the Company to start the proceeding for issue of Global Depositary Receipt (GDR) issue in which Millennium shall be entitled to subscribe to such number of GDR receipts (“Receipts”) as would entitle it to an additional six (6)% of the issued and paid-up equity share capital of the Company, upon conversion of such Receipts into equity shares.  Subject to Applicable Law, the Option shall be issued at the same enterprise value at which the shares were issued to Millennium under the Subscription Agreement and shall not carry voting rights until they are converted into equity shares of the Company.  Upon exercise of the Option it shall be binding upon the Company to issue such Receipts on terms and conditions to be agreed between the Parties and subject to the requirements of Applicable Law.

The contents of this letter agreement are confidential, and shall not be disclosed by the Parties to any third party except as required by Applicable Law.  It is acknowledged and agreed by the Parties that Millennium may disclose the contents of this letter agreement to its investors/shareholders and advisors.

The covenants and agreements contained herein shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.  This letter agreement is intended solely for the benefit of the Parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the Parties hereto.  This letter agreement may not be amended except with the written consent of each of the Parties hereto.

This letter agreement may be executed in counterparts, by facsimile or otherwise, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This letter agreement shall be governed by and construed in accordance with Indian law.

This letter shall constitute a binding agreement between us.

WE AGREE AND CONFIRM THE ABOVE

For Millennium India Acquisition Company Inc.	For SMC Global Securities Limited
/s/ F. Jacob Cherian	/s/ S. C. Aggarwal
Name: F. Jacob Cherian	Name: S. C. Aggarwal
Designation: President & CEO Mr. S. C. Aggarwal /s/ S. C. Aggarwal	Designation: Mr. M. C. Gupta /s/ M. C. Gupta
Mr. S. C. AGGARWAL and Mr. M. C. Gupta (for and on behalf of the Promoter Group)

/s/ Suhel Kanuga
Suhel Kanuga
CFO

Schedule 1

List of Promoters and Promoter Group

Name of Shareholder	No. of Share	Percentage
Mahesh C. Gupta	1,024,850	11.62
Subhash Chand Aggarwal	1,009,550	11.45
Sushma Gupta	833,100	9.45
Hemlata Aggarwal	828,500	9.39
Ginni Devi	220,000	2.49
Madan Gopal Aggarwal	98,400	1.12
Dinesh Chand Gupta	100,100	1.14

ANNEX F

LETTER AGREEMENT

June 6, 2007

BETWEEN:

MILLENNIUM INDIA ACQUISITION COMPANY INC.
330 East, 38th Street,
Suite 46C, New York, NY 10016,
USA

SAM GLOBAL SECURITIES LIMITED
17, Netaji Subhash Marg,
Darya Ganj,
New Delhi

MR. AJAY GARG
C-346, Saraswati Vihar,
Delhi - 110088

SMC GLOBAL SECURITIES LIMITED
17, Netaji Subhash Marg,
Darya Ganj,
New Delhi

SMC SHARE BROKERS LIMITED
17, Netaji Subhash Marg,
Darya Ganj,
New Delhi

AND

The Person and entities listed at Schedule 1hereto represented jointly by Mr. S. C. Aggarwal and Mr. M. C. Gupta.

Subject:  Share Subscription Agreement dated 12 May 2007

Reference is made to the Share Subscription Agreement dated 12 May 2007 (“Subscription Agreement”) by and between Millennium India Acquisition Company Inc. (“Millennium”), SAM Global Securities Limited (“Company”), Mr. Ajay Garg, SMC Global Securities Limited, SMC Share Brokers Limited, Mr. S. C. Aggarwal, Mr. M. C. Gupta and the other promoters of the Company (collectively the “Promoters”).  Capitalized terms used but not defined herein shall have the meanings specified in the Subscription Agreement.

In addition to Millennium’s right to acquire 14.90% of the issued and paid-up share capital of the Company in accordance with the provisions of the Subscription Agreement, the Parties hereto hereby agree that within 30 (thirty) days from the Completion Date and subject to the requirements of Applicable Law, Millennium shall, at its sole discretion, have the option and not the obligation (“Option”), to require the Company to start the proceeding for issue of Global

Depositary Receipt (GDR) issue in which Millennium shall be entitled to subscribe to such number of GDR receipts (“Receipts”) as would entitle it to an additional six (6)% of the issued and paid-up equity share capital of the Company, upon conversion of such Receipts into equity shares.  Subject to Applicable Law, the Option shall be issued at the same enterprise value at which the shares were issued to Millennium under the Subscription Agreement and shall not carry voting rights until they are converted into equity shares of the Company.  Upon exercise of the Option it shall be binding upon the Company to issue such Receipts on terms and conditions to be agreed between the Parties and subject to the requirements of Applicable Law.

The contents of this letter agreement are confidential, and shall not be disclosed by the Parties to any third party except as required by Applicable Law.  It is acknowledged and agreed by the Parties that Millennium may disclose the contents of this letter agreement to its investors/shareholders and advisors.

The covenants and agreements contained herein shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.  This letter agreement is intended solely for the benefit of the Parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the Parties hereto.  This letter agreement may not be amended except with the written consent of each of the Parties hereto.

This letter agreement may be executed in counterparts, by facsimile or otherwise, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This letter agreement shall be governed by and construed in accordance with Indian law.

This letter shall constitute a binding agreement between us.

(Signature page follows)

WE AGREE AND CONFIRM THE ABOVE

Millennium India Acquisition Company Inc.	SAM Global Securities Limited

/s/ F. Jacob CHERIAN	/s/ Ajay GARG
Name: Mr. F. Jacob CHERIAN	Name: Mr. Ajay GARG
Title: CEO & President	Title: Director

/s/ Suhel KANUGA
Name: Mr. Suhel KANUGA
Title: CEO & Exec Vice President

PROMOTERS AND PROMOERS GROUP	SMC Global Securities Limited

/s/ Ajay GARG	/s/ S. C. AGGARWAL
Mr. Ajay GARG	Mr. S. C. AGGARWAL

SMC Global Securities Limited	SMC Share Brokers Limited

/s/ S. C. AGGARWAL	/s/ M. C. GUPTA
Mr. S. C. AGGARWAL	Mr. M. C. GUPTA

Mr. S. C. AGGARWAL and Mr. M. C. Gupta (for and on behalf of the Promoter Group)

Schedule 1

List of Promoters and Promoter and Group

PROMOTERS

Name	Number of Share	Percentage
SMC Global Securities Ltd.	970000	9.70
SMC Share Brokers Ltd.	970000	9.70
Ajay Garg	150000	1.50

PROMOTER GROUP

Name	Number ofShare	Percentage
Jai Ambey Share Broking Ltd.	970000	9.70
MVR Share Trading (P) Ltd.	960000	9.60
A To Z Consultants (P) Ltd.	725000	7.25
A To Z Venture Capitals Ltd.	725000	7.25
Rolex Finvest (P) Ltd.	725000	7.25
Zee Datatline (P) Ltd.	725000	7.25
Anurag Bansal	150000	1.50

ANNEX G

MEMORANDUM AND ARTICLES

OF

ASSOCIATION

OF

SMC GLOBAL SECURITIES LIMITED

प्रारुप एक

Form 1

निगमन का प्रमाण-पत्र
Certificate of Incorporation

सं०.....55-63609..... शक.....1916.....

No.....55-63609..... of 19.....94-95.....

मैं एतद् द्वारा प्रमाणित करता हूँ कि आज.....**एस एम सी ग्लोबल सिक्योरटीज़ लिमिटेड**..... कम्पनी अधिनियम 1956 (1956 का 1) के अधीन निगमित की गई है और यह कम्पनी परिसीमित है।

I hereby certify that .....**SMC GLOBAL SECURITIES LIMITED**..... is this day incorporated under the Companies Act, 1956 (No. 1 of 1956) and that the Company is Limited.

मेरे हस्ताक्षर से आज ता० .....**28 अग्रहायण, 1916**..... को दिया गया।

Given under my hand at .....**NEW DELHI**..... this .....**NINTEENTH**..... day of .....**DECEMBER**..... One thousand nine hundred and NINETY.....**FOUR**.....

Sd/-

(अ. वहाब अन्सारी)

अपर कम्पनी रजिस्ट्रार

रा. रा. क्षेत्र दिल्ली एवं हरियाणा

(A.W. ANSARI)

ADDL. Registrar of Companies

N.C.T. OF DELHI & HARYANA

COMPANY NO. 55-63609

Certificate for Commencement of Business

व्यापार प्रारम्भ करने का प्रमाण-पत्र

Pursuant to section 149 (3) of the Companies Act, 1956

कम्पनी अधिनियम, १९५६ की धारा १४९ (३) के अनुसर में

I hereby certify that the **SMC GLOBAL SECURITIES LIMITED**

मैं एतद् द्वारा प्रमाणित करता हूँ **एस एम सी ग्लोबल सिक्योरटीज लिमिटेड**

Which was incorporated under the Companies Act, 1956 on

जो कि कम्पनी अधिनियम, १९५६ के अन्तर्गत पंजीकृत की गई थी दिनांक **28 अग्रहायण, 1916**

the **NINETEENTH** day of **DECEMBER** 1994.

and which has filed duly verified declaration in the

और जिस ने कि यथावत् निर्धारित प्रपत्र में सत्यापित घोषणा पत्र प्रस्तुत

prescribed form that the conditions of section

कर दिया है कि उस ने धारा १४९ (२) (क) से (ग)

149 (2) (a) to (c) of the said Act, have been complied with is entitled

की सभी शर्तों का अनुपालन कर दिया है, अत: व्यापार आरम्भ करने का

to commence business.

अधिकारी है।

Given under my hand at **NEW DELHI**

मेरे हस्ताक्षर से आज दिनांक **12 पौष, 1916**

this **SECOND** day of **JANUARY**

One thousand nine hundred and Ninety **FIVE**

को जारी किया गया।

Sd/-

(पी० शीला)

सहायक कम्पनी रजिस्ट्रार

रा. रा. क्षेत्र दिल्ली एवं हरियाणा

(P. SHEELA)

ADDL. Registrar of Companies

N.C.T. OF DELHI & HARYANA

(THE COMPANIES ACT, 1956)

(COMPANY LIMITED BY SHARES)

MEMORANDUM OF ASSOCIATION

OF

SMC GLOBAL SECURITIES LIMITED

I.	The Name of the Company is SMC GLOBAL SECURITIES LIMITED.

II.	The Registered Office of the Company will be situated in the National Capital Territory of Delhi.

III.	The objects for which the Company is established are:

(A)	THE MAIN OBJECTS TO BE PURSUED BY THE COMPANY ON ITS INCORPORATION ARE:—

1.
To act as stock and share brokers and to acquire and hold one or more memberships in stock/security exchange, National Stock Exchange, O. T. C. E. I. (Over the Counter Exchange of India), trade associations, commodity exchanges, clearing houses or association or otherwise in India or any part of the world, to secure membership privileges therefrom.

2.
Subject to the approval of the Securities and Exchange Board of India and other authorities where ever required, to carry on the business of stock share broking and its allied matters such as acting as underwriters, sub-underwriters, brokers to the issue of securities, dealers in securities, buying, selling, transferring, hypothecating and holding of shares, debentures, and securities of all kinds and description, of issue of shares/debentures and securities of all kinds, lead managers, brokers and sub-brokers, of stocks and new issue of shares, debentures and securities of all kinds and description, Advisors and Registrar to the issue of securities, share transfer agents, investment business and investment counselling, portfolio managers, corporate counselling, brokers to fixed deposits, inter-corporate investment canvassers, financial consultants, financial and discount brokers, Advisors and Consultants to the issue of securities of all kinds and description in their all aspects in India or abroad and to manage, arrange merger and acquisition.

3.
To carry on the arbitrage business and the business of investment in India and abroad and for that purpose to invest in, acquire, subscribe for, hold shares, bonds, stocks, securities, debentures, debentures stock issued or guaranteed by any company constituted and carrying on the business in India or elsewhere in the world, any Government, state, port trust, Public Body or authority supreme, financial institutions, Municipal, Local or otherwise whether in India or abroad.

(B)	THE OBJECTS INCIDENTAL OR ANCILLARY TO THE ATTAINMENT OF THE MAIN OBJECTS ARE:—

1.
To invest any money of the company not immediately required in such investments other than shares or stock in the company as may be thought proper and to hold, such investments as may be necessary for the purpose of the company.

2.
Subject to section 58A, 292 and 293 of the Act and the regulations made thereunder and the directions issued by the Reserve Bank of India, to receive money on deposit or loan and borrow or raise money in such manner as the company shall think fit, and in particular by the issue of debentures or debenture-stock (perpetual or otherwise) and to secure the payment of any money borrowed, raised or owing, by mortgage, charge or lien upon all or any of the property or assets of the company (both present or future) including its uncalled capital and also by a similar mortgage, charge or lien to secure and guarantee the performance by the company or any other person or Company of any obligation undertaken by the company.

3.	To draw, make, accept, endorse, discount, negotiate, execute and issue bills of exchange, promissory notes, bills of lading, debentures and other negotiable or transferable instrument or securities.

4.
To guarantee the payment of money unsecured or secured or payable under or in respect of promissory notes, bonds, debentures, debenture stock, contracts, mortgages, charges, obligations, instruments and securities of any company or of any authority, supreme, municipal, local or otherwise or of any persons whomsoever, whether incorporated, or not incorporated, and generally to guarantee or become sureties for the performance of any contracts or obligations as may be necessary for the purpose of the company.

5.
To guarantee the performance of any contract or obligations of and the payment of money of or dividends and interest on any stock, shares or securities of any company, corporation, firm or persons in any case in which such guarantee may be considered directly or indirectly to further the objects of the company.

6.
To enter into agreement for rendering and obtaining technical collaboration and or technical services and or financial collaboration whether by way of loans or capital participation with individuals, firms or body corporates, whether in or outside India for the attainment of its objects.

7.
To agree to refer to arbitration any dispute present or future between the company and any other company, firm or individual and to submit the same to arbitration in India or abroad either, in accordance with Indian or any foreign system of law.

8.
To form, incorporate or promote any company or companies whether in India or elsewhere, having amongst its or their objects the acquisition of all or any of the assets control, management or development of the company or any other objects

(2)

which in the opinion of the company could or might directly or indirectly assist the company in the management of its business or the development of its properties or otherwise prove advantageous to the company and to pay all or any of the costs and expenses incurred in connection with any such promotion or incorporation and to remunerate any person or company in any manner it thinks fit for services rendered or to be rendered in obtaining subscription for or placing or assisting to place or to obtain subscription for or for guaranteeing the subscription of or the placing of any shares in the capital of the company or any bonds, debentures, obligation or securities of any other company held or owned by the company or in which the company has any interest or in or about the formation or promotion of the company or the conduct of its business or in about the promotion of any other company in which the company may have any interest.

9.	To procure the registration or recognition of the company in or under the laws of any place outside India.

10.	To pay for preliminary and any pre-incorporation and pre operation expenses of the company in any manner as the company may decide.

11.
To exchange, mortgage, let on lease royalty or tribute, grant licences, easements, options and other rights or dispose of the whole or any part of the undertaking, property, assets, rights and effects of the company of such consideration as may be thought fit and in particular for stock, shares whether fully or partly paid up or securities of any other company having objects in whole or in part similar to those or the company.

12.
To pay for any rights or property acquired by the company and to remunerate any person, firm or body corporate rendering services to the company either by cash payment or by allotment to him or them of shares or securities of the company as paid up in full or in part or otherwise.

13.
To advance money, either with or without security and give credit to such persons including Government and upon such terms and conditions as the company may think fit, and to undertake financial and commercial obligations transactions and operations of all kinds.

14.	To open any accounts with any individual, firm(s) or bank(s) and to pay into and withdraw money from such accounts whether they be in credit or debit.

15.
To acquire, build, alter, maintain, enlarge, pull down, remove or replace and to work manage and control any buildings, offices, shops, machinery, engine, electric works and other works and convenience which may seem necessary to achieve the main objects of the company and to join with any other person or company in doing any of these things.

16.	To buy, repair, alter, improve, exchange let out on hire and import pant, machinery, tools, utensils, appliances apparatus, products, materials, substances,

(3)

articles and things capable of being used in any business which this company is competent to carry on in any of the businesses carried on by the company.

17.
To purchase, take on lease, or tenancy or in exchange, hire take options or otherwise acquire for any estate or interest, whatsoever and to hold develop, work cultivate concessions, grants, decrees, licences, privileges, claims, options, leases, property, real or personal or rights or powers of any kind which may appear to be necessary or convenient for any business of the company.

18.
To send out to foreign countries directors employees or any other persons for investigating possibilities of any business trade or for procuring and buying of machinery or establishing trade connection or in promoting the interest of the company and to pay all expenses incurred in this connection.

19.
To acquire and undertake all or any part of the business, property and liabilities of any persons or company carrying on or proposing to carry on any business which this company is authorised to carry on or possessed of property suitable for the purposes of the company and to pay for the same either in cash on in shares or partly in cash and partly in shares.

20.
Subject to the provisions of the Companies Act, 1956, to amalgamate or to enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture or reciprocal with any person or persons or company or companies carrying on or engaged in any business which the company is authorised to carry on.

21.
To enter into any arrangements and take all necessary and proper steps with Governments or with other authorities, supreme, national, local, municipal or otherwise of any place in which the company may have interests and to oppose any such steps taken by any other company, firm or person which may be considered likely, directly or indirectly, to prejudice the interest of the company or its members and to assist the promotion whether directly or indirectly of any legislation which may seem advantageous to the Company and to obtain from and such Government authority and company and character contracts, decrees, rights, grants, loans, privileges or concessions which the company may think it desirable to obtain and carry out exercise and comply with any such arrangements, characters, decrees, rights, privileges or concessions.

22.
To adopt such means of making known the products of the company as may seem expedient and in particular by advertising in the press by circulars, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes, rewards and donations.

23.
To undertake and execute any trust, the undertaking of which may seem to the company desirable and either gratuitously or otherwise and vest any real or personal property, rights or interests acquired by or belonging to the company in any person or company on behalf of or for the benefit of the company and with or without and declared trust in favour of the company.

(4)

24.
To accept gifts and to give gifts and donations or to create trusts for the welfare of employees, members, directors and/or their dependents, heir and children and for any deserving object and for other persons also and to act as trustees.

25.	To subscribe or guarantee money for any national, charitable, benevolent, public, general or useful object or for any exhibition subject to the provisions of the Act.

26.
To establish and maintain or procure the establishment and maintenance of any contributory or non-contributory pension or superannuation funds for the benefit of and give or procure the giving of donations, gratuities pensions allowances or emoluments to any persons who are or were at any time in the employment or service of the company or is allied to or associated with the company or with any such subsidiary company or who are or were at any time directors or officers of the company as aforesaid and the wives, widows families and dependents of any such persons and also establish an subsidise and subscribe to any institution, associations, clubs or funds calculated to be for the benefit of or to advance the interest and well-being of the company or of any such other company as aforesaid and make payments to or towards the insurance of any such persons as aforesaid and do any of the matters aforesaid either alone or in conjunction with any such other company as aforesaid.

27.
To distribute among the members in specie or otherwise any property of the company or any proceeds of sale or disposal of any property of the company in the event of its winding up but so that no distribution amounting to a reduction of capital be made except with the sanction, if any, for the time being required by law.

28.	To do all such acts and other things as may be deemed incidental or conducive to the attainment of the main objects or any of them.

29.
To apply for and become a Corporate Member of any stock exchange/exchanges or to take over any existing Share Broking firm at Delhi or other places as may be expedient in the interest of carrying on the objects of the Company as may be determined by the Board of Directors.

(C)	OTHER OBJECTS:—

1.
To set up steel furnaces and continuous casting and rolling or rerolling mill plants for producing steel and alloy steel ingots, steel and alloy steel billets, and all kinds and sizes of re-rolled sections, i.e. flats, angles, rounds, squares, hexagons, octagons, rails, joints, channels, steel strips, sheets, plates deformed bars plain and cold twisted bars, bright bars shaftings and steel structural and all kinds of ferrous and non ferrous metals.

2.
To carry on the business of Manufacturing, processing, refining, buying, selling, importing, exporting and dealing in wholesale and retail, in all kinds of oils, oil seeds, vegetable ghee, oleaginous and spontaneous substances and all kinds of products or ingredients thereof.

(5)

3.
To carry on the business of manufacturers of and dealers in automobile parts, accessories, ancillaries, stores and spares and to engineer, develop, design, assemble, manufacture, produce, import and export, buy, sell and otherwise deal in industrial, mining, agricultural and other machines and all types of tools, plants, equipments, instruments, appliances and hardware of all kinds, general fittings, accessories and appliances of all description made of metal, alloy, glass, synthetic and other fibres, chemicals and PVC compounds, plastics or any other material.

4.
To carry on the business of electrical engineers, electricians, engineers, contractors, manufacturers, suppliers of and dealers in electrical and other appliances, cables, wire-lines, dry cells, accumulators, lamps and works and to generate, accumulate, distribute and supply electricity for the purpose of light, heat motive power and for all other purposes for which electrical energy can be employed and to manufacture, and deal in all apparatuses and things required for or capable of being used in connection with the generation, distribution, supply, accumulation and employment of electricity, including in the term electricity all power that may be directly or indirectly derived from or incidentally hereafter discovered in dealing with electricity.

5.
To manufacture and/or produce and/or otherwise engage generally in the manufacture or production of or dealing in electrical kilowatt hour meters, magnets, electromagnets, power cables, industrial jewels, ammeters, voltmeters and other types of measuring instruments, electrical or non-electrical, die castings, screws, nuts and bolts, transformers of all types, circuit-breakers, punched card machines computers and calculators and their accessories, hoists, elevators, trolleys and coaches, winches, power generators, magnetic separators, winders, air compressors, welders, fans of all types, switches and motors of all types, drills, electric grinders, air conditioners, refrigerators, washing machines, television and wireless apparatus including radio receivers and transmitters, electronic instruments diodes, transmitters and allied items watches and clocks, cameras and any household appliances and any equipment used in the generation, transmission and receiving of sound, light and electrical impulses, and component parts thereof.

6.
To carry on the business of mechanical engineers, machinists, fitters, mill-wrights, founders, wire drawers, tube makers, metallurgist, saddlers, galvanizers, japanners, annealers, enamellers, electroplaters and painters.

7.
To carry on a general business of providing comparative information about the characteristics, interest of other attributes of individuals, communities, organisations, countries or other social units and of any articles or commodities or economic trends or persons whatsoever, to design, invent, prepare, own, make use of, lease, sell or otherwise dispose of and generally, to deal in and with computers, data processing machines, tapes, cards, memory equipment or any other equipment and materials of every kind and description useful in connection with this business, to license or otherwise authorise others to engage in the foregoing, and to engage in general research and development in areas related to or involving the foregoing.

(6)

8.
To grow, take on lease, acquire, develop, deal in plantations and forests, and to process in all aspects timber, wood, plywood, and all kinds of wood, and to make products wherein wood is a constituent part and to design, develop, fabricate any products involving the use of wood.

9.
To produce, manufacture, use, buy or otherwise acquire, sell, distribute, deal in and dispose of alkalies and acids, gases, compounds, fertilizers, chemicals and chemical products of every nature and description and compounds intermediates, derivatives and bye-products thereof and products to be made therefrom (hereinafter for convenience referred to generally as chemicals and products) including specifically, but without limiting the generality of the foregoing, calcium carbide, calcium cynamide, vat, solubilised vat, azoic salts, naphthols, all type of flotation reagents, wetting agents, insecticides and fumigants, plastics and resins, dyestuffs, explosives, catalytic agents, foods, direct, colours, basic and rapid fast colours, pigments, drugs, biologicals, pharmaceuticals, serums, vitamin products, hormones, sutures, ligature, drugs for disease or disabilities, in men or animals and products derived from phosphate, mines, limestone, quarries, bauxite mines, petroleum, natural gas and other natural deposits useful or suitable in the manufacture of chemicals and chemical products as here in above defined.

10.
To manufacture, produce, refine, prepare, purchase, store, sell and generally to trade and deal in petroleum and all kinds of mineral oils and all products and bye-products thereof including wax, paraffin, soap, paint, varnish, lubricants, illuminant and butter substitutes oil, cloth, candles, glycerin, stealing and in connection therewith to acquire construct, repair, operate and use oil and other refineries, buildings, mills, factories, oil wells, derricks, distilleries, ghanies, rotaries, expellers, mechanical or hydraulic press.

11.
To carry on the business of manufacturers and dealers, importers and exporters of natural and synthetic resins, moulding powders, adhesives and cements, oil paints, distempers, cellular paints, colours, varnishes, enamels, gold and silver leaf enamels, spirits and other allied articles.

12.
To carry on development and research work and to manufacture, calcine, refine process, import, buy, sell and deal in petroleum, coke, calcined coke and coal tar, anthracite coal and to draw out, manufacture and deal in coal tar, canlion products and other bye-products as may be possible and to utilise waste gases for industrial uses and purposes.

13.
To manufacture, prepare, import, export, buy, sell and otherwise deal in all kinds of glass, glassware, glass goods, mirrors, looking glass, scientific glass wares, sheet and plate glass, bangles, falsepearls, bottles, phials and all kinds of articles prepared of glass and to carry on the business of glass patent silvers, glass embossers, ecclesiastical lead workers, tablet, show card and show case manufacturers.

14.	To manufacture, produce, assemble, distribute, stock barter, exchange pledge, repair, use, buy, sell, import and export and otherwise deal in all types of

(7)

scientific instruments and accessories, testing instruments, process control instruments, electrical and electronic instruments, nautical aeronautical and survey instruments optical and ophthalmic instruments, general laboratory medical and surgical instruments, apparatuses, scientific laboratory glassware, photographic chemical and other instruments, apparatuses, appliances, equipments, devices, contrivances, their accessories and components.

15.	To engineer, develop, design, assemble, manufacture, produce, import, export, buy, sell, operate, run, let on hire and otherwise deal in:

(a)	all kinds of earthmoving and agricultural machines, petrol and diesel engines, tools, plants, tractors, equipments, spares, appliances, implements, accessories mobile or otherwise;

(b)	heavy vehicles and machines for agricultural and land reclamation, drainage, irrigation, waterworks, engineering, forest clearing, pumping and other purposes;

(c)	spraying machines, vehicles and equipments, whether mobile or otherwise;

(d)	mobile workshops and garage equipments for repair and service stations;

(e)	tube wells, pumps, floating or otherwise, motors and irrigation machinery;

(f)	transportation equipments for movements of its products or stores, machines or personal and as general purpose freight carriers.

16.
To undertake the business of distribution and application of chemicals, fertilizers and pesticides, serial or otherwise and to maintain and run vehicles, aeroplanes and equipments for spraying and to run the said vehicles and aeroplanes for hire and as passengers carrying crafts also.

17.	(a)
To construct a cinematograph theatre and other building and works and conveniences, for the purpose thereof and to manage, maintain and carry on the said theatre and to let out other buildings when so erected or constructed.

(b)
To carry on the business of proprietors and managers of theatres (cinemas, picture places and concert halls) and to provide for the production, representation and performance (whether by mechanical means or otherwise) of operas, stage plays, operates, burlesques, vaudevilles, revues, ballets pantomimes, spectacular pieces, promenade and other concerts and other musical and dramatic performance and entertainments.

(c)	To carry on the business of restaurant keepers, wine and spirit merchants, licensed victuallers, theatrical agents, box office keepers, dramatic and musical literature publishers and printers.

(8)

(d)
To manufacture films and other appliances and machines in connection with mechanical reproduction or transmission of pictures, movements, music and sounds and to organise and conduct theatric production and entertainment of all kinds.

(e)
To enter into agreements with authors or other persons, for the dramatic or other rights of operas, plays, films, operatas, burlesque, vaudevilles, revues, ballet, pantomimes, spectacular pieces, musical compositions and other dramatic and musical performances and entertainments for the representation thereof in India and elsewhere, as well as of foreign rights and to enter into agreements of all kinds with artists and other persons.

18.
To carry on business as tourists, agents and contractors and to facilitate travelling and to provide for tourists and travellers and promote the provision of conveniences of all kinds in the way of through tickets, circular tickets, sleeping cars or berths, reserved, places, hotel and lodging accommodation, guides, safe deposits, inquiry bureaus libraries, lavatories, reading room, baggage transport and otherwise.

19.
To carry on business of hotel, restaurant, cafe, tavern, beer-house, restaurant room, boarding and lodging, house keepers, licensed victuallers, wine, beer and spirit merchants, maltsters, manufacturers of aerated mineral and artificial waters and other drinks, purveyors, caterers for public amusements, generally coach, cab, carriage and motorcar proprietors, livery, stable and garage keepers, importers and brokers of food, live and dead stock, hairdressers, perfumers, chemists, proprietors of clubs, baths, dressing room, laundries, reading, writing and newspaper rooms, libraries, grounds and places of amusements and recreation, sport, entertainment and instruction of all kinds, tobacco and cigar merchants, agents for railway, road, air and shipping companies and carriers, theatrical and opera-box office proprietors and general agents and to provide services and facilities of all kinds on a commercial basis that may be required for the tourist and entertainment industry.

20.
To carry on all or any of the businesses of constructional engineers, architects, builders, contractors, decorators, electricians, wood workers and paviours and to acquire, develop, construct, buy, sell real estate multistoreyed or other buildings and group housing schemes.

21.	(a)
To purchase, sell, develop, take in exchange, or on lease, hire or otherwise acquire, whether for investment or sale, or working the same any real or personal estate, including lands, mines, business, building, factories, mill, houses, cottage, shops, depots, warehouses, machinery, plant, stock in trade, mineral rights, concessions, privileges, licences easements or interest in or with respect to any property whatsoever for the purpose of the company in consideration for a gross sum or rent or partly in one way and partly in other or for any other consideration.

(9)

(b)
To carry on business as proprietors of flats and buildings by construction or otherwise and to let on lease or otherwise apartments therein and to provide for the conveniences commonly provided in flats, suites and residential and business quarters.

22.
To carry on all or any of the business of transport, cartage and haulage contractors, garage proprietors, owners and charters of road vehicles, aircrafts, ships, tugs, barges and boats of every description, lightermen, carriers of goods and passengers by road, rail, water or air carmen, cartage contractors, stevedores, wharfingers, cargo superintendents, packers, hauliers, warehousemen, storekeepers and jobmasters.

23.
To buy, underwrite, invest in, acquire, hold and deal in shares, stocks, debentures, debenture stocks, bonds, obligations, securities, lands, buildings and properties of any other kinds and to make loans, give guarantees and provide securities to such persons and upon such terms and conditions, as the company may think fit.

24.
To establish experimental farms and research stations anywhere in India for conducting experiments, test and research for developing better qualities of foodgrains and agricultural products and for developing milch strain in cattle by cross breeding or otherwise and increasing egg laying capacity in poultry and also for finding other ways and means of improving other agricultural crops, produce, seeds, fodder crops and cattle feed of all kinds.

25.
To manufacture, process, chemically, electrically or by any other means, refine, extract, hydrolyze, manipulate, mix, deodorise, grind, bleach hydrogenate, buy, sell, import, export, produce or otherwise deal in seeds and agricultural products, food, food products, dietetic products and preparations, patent drugs and proprietory articles of all kinds, whether basic or derived and in all forms and in particular protein foods of all kinds and all other ingredients.

26.
To buy, sell, deal in shares and securities, foreign exchange-diamonds, bullion, gold, silver, cotton, jute, hessian, oils, oil-seeds and commodities of all kinds, agricultural or otherwise finished or unfinished and to take delivery and hold them as permitted under the law from time to time in force.

27.
To organise, run, maintain, operate, promote, the business of interior decorators, furniture and carpet designers and manufacturers, boutiques, operators of fashion, centres, fashion shows and to make, acquire deal in any way in handicrafts, objects of art, precious stones, jewellery, whether artificial or otherwise and articles wherein precious metals or precious stones may be used, in textile fabrics and to manufacture and deal in any products as are dealt in by boutiques, fashion shows and interior decorators.

28.
To establish, provide, maintain and conduct research and other laboratories, training colleges, schools and other institutions for the training, education and instruction to students and others who may desire to avail themselves of the same

(10)

and to provide for the delivery and holding of lectures, demonstrations, exhibitions, class, meetings and conferences in connection therewith.

29.
To take interest in, promote or undertake the formation and establishment and to take hold and dispose of shares in such organisations, institutions, business or companies, whether industrial, hoteliers, restaurants, agricultural, trading, manufacturing or otherwise as may be considered to be conducive to the profit and interest of the company and also to acquire, promote, aid, foster, subsidise or acquire interests in any such industry or undertaking.

30.
To acquire from or sell to any person, firm or body corporate or unincorporate, whether in India or elsewhere technical and managerial information, know-how, processes, engineering, manufacturing, operating and commercial data, plans, layouts and blue prints useful for the design, erection and operation of any plant or process of manufacture and to acquire and grant or license other rights and benefits in the foregoing matters and things and to render any kind of management and consultancy services.

31.
To carry on business as general, commercial, colour, craft and process printers, lithographers, photographers, engravers, die-makers, publishers of newspapers, books, magazines, art and musical production, plant and chart printers, press and advertising agents, contractors, ink, die, colour and chemical manufacturers, manufacturers of metal and other signs manufacturers and dealers of containers and components and machinery manufacturers and dealers in printing machinery, type and all printer supplies, book binders and stationers and dealers in all kinds of supplies and equipment for mercantile and other uses.

32.
To carry on the business of manufacturers of and dealers in all kinds of classes of paper and pulp including sulphate and sulphate wood pulp, mechanical pulp and soda pulp and papers including transparent, vellum, writing, printing, glazed, absorbent, newsprinting, wrapping, tissue, cover, blotting, filter, bank or bond, badami, brown, buff or coloured, lined, azure laid, grass or waterproof, hand-made parchment, drawing, craft, carbon, envelope and box and straw duplex and triplex board and all kinds of articles in the manufacture of which in any form pulp, paper or board is used and also to deal in or manufacture artificial leather of all varieties, grades and colour.

33.
To promote, establish, acquire and run or otherwise carry on the business of any plastic or rubber industry or business of manufacture of materials for use in such industries or business such as wax, paper, bakelite, plywood, celluloid, products chemicals of all sorts and other articles or things and similar or allied products, or process and to sell purchase or otherwise acquire or deal in materials or things in connection with such trade, industry or manufacture and to do all things as are in usual or necessary in relation to or in connection with such business, industry or manufacture.

34.	To carry on the business of processors, combers, spinners, weavers, knitters, manufacturers, dyers, bleachers, finishers, laminators, balers and pressers of any

(11)

fibrous or textile material whether an agricultural, animal or natural product or its by-products or chemical or synthetic fibre and more specially jute, hemp, silk, cotton, wood, mesta, nylon, terene, terylene, staple fibre or other synthetic fibre and to manufacture and produce from such raw material or textile material, and to carry on the business of buyers, sellers and dealers of all such raw, processed or semi processed materials and to transact all manufacturing, cutting and preparing processes and mercantile business that may be beneficial to the said business.

35.
To buy, sell, import, export, manufacture, assemble and deal in sea ships aeroplanes, helicopters, steamer ships, sea boats and for that purpose erect, maintain, acquire or take on lease or otherwise any lands, buildings, garages, transit sheds, hangers, workshops or airfields and to act as ship scrappers.

36.	To recruit, engage, employ, train and hire manpower and to let them out for a profit and to render all manpower management services.

37.	To acquire any movable or immovable property which the company may think desirable to acquire by way of investment or with a view to resell or otherwise and to deal with the same in any manner.

38.	To manufacture, process, buy, sell, import, export and deal in all kinds of cosmetics, working soaps, toilet soaps and toilet goods and perfumes.

39.
To carry on the business as buyers, sellers, importers, exporters, stockists, agents, commission agents, forwarding and clearing agents, distributors, warehousemen, merchants, traders, sale organisers, manufacturers’ representatives of all kinds of commodities, goods, articles, materials and things brokers, underwriters, lessors, hirers or to buy, sell, exchange market, pledge, distribute, install, service, maintain or otherwise, deal in kinds of commodities, goods, articles, materials and things.

40.
To receive money on deposit at interest or otherwise with or without fixed periods and to advance, or lend money on any terms that may be thought fit to any Company, Corporation, Firm, person or Association of Persons, Hindu Undivided Family whether falling under the same management or otherwise, with or without security on such terms and conditions as may be determined from time to time.

41.
To carry on and undertake the business of finance to industrial enterprises, hire purchase, leasing and to finance lease operations of all kinds, purchasing, selling, lining or letting on hire all kind of plant and machinery and equipment that the Company may think fit and to assist in financing of all and every kind and description of hire purchase or deferred payment or similar transactions and to subsidise, finance or assist in subsidising or financing the sale and maintenance of any goods, articles or commodities of all and every kind and description upon any terms whatsoever and to purchase or otherwise deal in all forms of immovable and movable property including lands and buildings, plant and machinery, equipment, ships, aircraft, automobiles, computers and all consumer, commercial and industrial items and to lease or otherwise deal with them in any manner

(12)

whatsoever including re-sale thereof, regardless of whether the property-purchased and leased be new and/or used to provide a leasing advisory/counselling service to other entities and/or form leasing with other entities.

42.
Subject to the approval of SEBI and other authorities where required to provide, financial services, advisory services, investment fund managers and to arrange and sponsor public and private issues and for that purpose to act as issue house, Manager to issue, Registrar and share transfer agent to issue.

43.	With the permission of Reserve Bank of India and other authorities, to carry on the business of foreign exchange dealer and brokers.

IV.	The Liability of the members is Limited.

V.
The authorized share capital of the company is Rs. 20,00,00,000 (Rs. Twenty Crores only) divided into 1,50,00,000 (One Crore Fifty Lacs) equity shares of Rs. 10 each and 50,00,000 (Fifty Lacs only) preference shares of Rs. 10/- each substituted with the power to increase, divide, sub-divide into various classes of shares and attach thereto such preferential/ deferred, special rights/privileges/conditions as may be determined by the Company in accordance with its regulation.

(13)

We, the several persons, whose names and addresses are subscribed hereto, are desirous of being formed into a Company in pursuance of this Memorandum of Association, and we, respectively agree to take the number of shares in the capital of the Company, set opposite our respective names:—

SI. No.	Names, description, occupation and addresses of each subscribers	Number of and type of subscribed shares	Signature of subscribers	Name, addresses, description, occupation and signature of witness or witnesses
1.	Mahesh Chand Gupta S/o Shri Shyam Sunder Gupta R/o C-39, Anand Vihar, I. P. Extension, Delhi-110092 (Business)	100 Equity Shares	Sd/-	I hereby witness the signatures of all the subscribers who have signed in my presence. Sd/- (R.S. Chauhan) ACA M. No. 89108 S/o Shri J.S. Chauhan 3072/40, Gola Market Darya Ganj, New Delhi-110002
2.	Subhash Chand Aggarwal S/o Shri Madan Gopal Aggarwal C-335, Saraswati Vihar, Delhi (Chartered Accountant)	100 Equity Shares	Sd/-
3.	Dinesh Chand Gupta S/o Shri R. K. Gupta R/o C-39, Anand Vihar, I. P. Extension, Delhi-110092 (Business)	100 Equity Shares	Sd/-
4.	Om Kishan Gupta S/o Shri R. K. Gupta R/o C-39, Anand Vihar, I. P. Extension, Delhi-110092 (Business)	100 Equity Shares	Sd/-
5.	Damodar Krishan Aggarwal S/o Shri Madan Gopal Aggarwal R/o C-335, Saraswati Vihar, Delhi. (Business)	100 Equity Shares	Sd/-
6.	Sushma Gupta W/o Shri Mahesh Chand Gupta R/o C-39, Anand Vihar, I. P. Extension, Delhi-110092	100 Equity Shares	Sd/-
7.	Ashok K. Aggarwal S/o Shri Madan Gopal Aggarwal R/o C-335, Saraswati Vihar, Delhi.	100 Equity Shares	Sd/-
	Total	700 Equity shares

(14)

Place:  New Delhi, Dated:  5th day of December, 1994.

(15)

(THE COMPANIES ACT, 1956) (COMPANY LIMITED BY SHARES) ARTICLES OF ASSOCIATION OF SMC GLOBAL SECURITIES LIMITED
Interpretation	1.	Unless the context otherwise requires, words or expressions contained in these Articles shall bear the same meaning as in the Act or any statutory modification thereof.
The Marginal notes hereto shall not affect the construction hereof and in these presents, unless there be something in the subject or context inconsistent therewith.
‘The Company’ means SMC GLOBAL SECURITIES LIMITED.
“The Act” means the Companies Act, 1956 and includes any re-enactment or statutory modification thereof for the time being in force.
“Agreement” shall mean the Shareholders Agreement made and executed by the company with Millennium India Acquisition Company Inc. together with the annexure (s) thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of the Agreement;

“Applicable Law” shall mean any applicable constitution, treaty, statute, rule, regulation, ordinance, order, directive, code, judgment, decree, injunction, or any interpretation, determination, award, permit, license, authorization, directive requirement, ruling or decision of, agreement with, or by a Government Authority;

“Affiliate” in relation to the Investor, being a corporate entity, means any entity, which is a subsidiary (With Investor, directly or indirectly, holding 50.1% or more shares) of the Investor including the Investor’s Dubai Subsidiary.

“Completion” means the completion of the subscription by the Investor, and the allotment and issue by the Company to the Investor, of the Subscription Shares as contemplated under the Agreement;
“Directors” means the Directors for the time being of the Company.

(1)

“The Board” means the Board of Directors for the time being of the Company.

“Investor” shall mean Millennium India Acquisition Company Inc., a company organized under the laws of the State of Delaware, United States of America and having its office address at 330 East, 38 Street, Suite 46C, New York, NY 10016, USA and shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns;

“Investor Director” shall mean the director nominated and appointed as Director on the Board of the Company in accordance to the provisions of Article 118A.

“In writing” and “written” include printing, lithography and any other modes of representing or reproducing words in a visible form.

“Managing Director” means the Managing Director for the time being of the Company.

“Office” means the Registered Office for the time being of the Company.

“Register” means the Register of Members to be kept pursuant to Section 150 of the Act.

“Seal” means the Common Seal for the time being of the Company.

“Month” means calendar month.

“Dividend” includes Bonus.

“Person” includes body corporate and society registered under the Societies Registration Act.

“Proxy” includes Attorney duly constituted under a power of attorney.

“Debenture” includes debenture-stocks.

“Paid up” includes credited as paid-up.

“Promoters” shall mean and include collectively Mr. S.C. Aggarwal and Mr. M.C.Gupta;

(2)

		“Promoter Group” shall mean and include collectively Ms. Sushma Gupta, Ms. Hemlata Aggarwal, Ms. Ginni Devi, Mr. Madan Gopal Aggarwal and Mr. Dinesh C. Gupta;

		“Special Resolution” and “Ordinary Resolution” have the same meanings assigned thereto by Section 189 of the Act.

		“Securities” shall have the meaning provided to the term under Section 2(h) of the Securities Contract (Regulation) Act, 1956.

		“Specified Matters” shall mean and include the actions and matters specified in Appendix 1 to these Articles.

		These “presents” means the Memorandum of Association and the Articles of Association of the Company for the time being in force.

		Words imparting the singular number shall include the plural number and vice-versa.

		“Articles” means these Articles of Association as altered and modified, from time to time, according to law.

Table “A” not to apply	2.
The Regulation contained in Table “A” in the Schedule 1 to the Companies Act, 1956, shall not apply to the Company, except in so far as they are embodied in the following Articles which shall be the regulations for the management of the Company.

Company not to purchase its own share	3.
Save as permitted by Section 77 of the Act, the funds of the Company shall not be employed in the purchase of or lent on the security of shares of the Company and the Company shall not give, directly or indirectly, any financial assistance whether by way of loan, guarantee the provisions of security or otherwise any financial assistance for the purpose of or in connection with any purchase of or subscription for any shares in the Company or in its holding Company.

Copies of Memorandum and Articles of Association	4.	Copies of Memorandum and Articles of Association of the Company shall be furnished to every shareholder of the Company at his request on payment of Re. 2/- (Rupee Two) for each copy.
		SHARES
Share Capital	5.
The Authorised Share Capital of the Company is such that stated in Clause V of the Memorandum of Association of the Company or altered thereat, from time to tome. The Company has the power from time to time to increase or reduce, its capital. Any of the said shares and new shares hereafter to be created may, from time to time, be divided into shares of several classes in such manner as

(3)

may be provided hereinafter. The shares of each class may have or confer such preferential or other special rights and privileges, may be issued under such restrictions and conditions whether in regard to dividend, voting, return of capital or otherwise as shall have been assigned thereto by or under provisions of the Articles of Association but so that the special rights or privileges belonging to holders of any share issued with preferred or other rights shall not be varied or abrogated or affected except with such sanction as is provided for hereinafter.

Redeembale preference shares	6.
Subject to the provisions of Section 80 of the Act, the Company may issue preference shares which are or at the option of the Company are liable to be redeemed on such terms and in such manner, as the Board may determine.

Allotment of shares	7.
Subject to the provisions of these Articles, the shares shall be under the control of the Board who may allot or otherwise dispose off the same to such person, on such terms and conditions, at such times, either at par or at a premium and for such consideration as the Board thinks fit, provided that, where at any time it is proposed to increase the subscribed capital of the Company by the allotment of further shares, then, subject to the provisions of Section, 81 (1-A) of the Act, the Board shall issue such shares in the manner set out in Section 81(1) of the Act, save the Board may determine whether or not any offer of shares made in such manner shall include a right exercisable by any person concerned to renounce all or any of the shares offered to him in favour of any other person.

Board may allot shares for consideration other than cash	8.
The Board may allot and issue shares in the Capital of the Company as partly or fully paid in consideration of any property sold or goods transferred or machinery supplied or for services rendered to the Company in the conduct of its business and any shares which may be so alloted, may be issued as fully or partly paid up shares.

Shares to be numbered	9.	The shares in the Capital shall be numbered progressively according to their several denominations.
Return of allotments	10.	As regards all allotments made, from time to time, the Company shall duly comply with the provisions of Section 75 of the Act.
Restriction on Allotment	11.	If the Company shall offer any of its shares to the Public for subscription:

(4)

(1)           no allotment thereof shall be made, unless the amount stated in the prospectus as minimum subscription has been subscribed and the sum payable on application thereof has been paid to and received by the Company.

		(2) the amount payable on application on each share shall not be less than 5 (Five) percent of the nominal amount of the shares; and
		(3) the Company shall comply with the provisions of sub- section (4) of Section 69 of the Act
Commission and brokage	12.
The Company may exercise the powers of paying commission conferred by Section 76 of the Act provided that the rate percent or the amount of the commission paid or agreed to be paid shall be disclosed in the manner required by the said section, such Commission may be satisfied by the payment of cash or the allotment of fully or partly paid shares or partly in one way and partly in the other. The Company may also on any issue of shares or debentures pay such brokerage as may be lawful.

Shares at a discount	13.
With the previous authority of the Company in general meeting and the sanction of the Company Law Board and upon otherwise complying with Section 79 of the Act, the Board may issue at a discount shares of a class already issued.

Installments on shares to be duly paid	14.
If, by the conditions of issue of any shares, the whole or part of the amount or issue price thereof shall be payable by installments, every such installment shall, when due, be paid to the Company, by the person, who for the time being, shall be registered holder of the share or by his executor or administrator.

Liability of Joint holders	15.	The joint holders of a share shall be severally as well as jointly liable for the payment of all installments and calls due in respect of such share.
Trust not recognised	16.
Save as herein otherwise provided the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not except as ordered by a court of competent jurisdiction or as by statute be bound to recognise any equitable or other claim to or interest in such shares on the part of any other person.

Who may be registered	17.	Share may be registered in the name of any person, Company or other body corporate. Not more than four persons shall be registered as joint holders of any shares.

(5)

	17A	DEMATERIALISATION OF SECURITIES
(a) Definitions		For the purpose of this Article:
‘Beneficial Owner’ means a person or persons whose name is recorded as such with a Depository: ‘SEBI’ means the Securities & Exchange Board of India.

Depository means a company formed and registered under the Companies Act, 1956 and which has been granted a certificate of registration to act as a depository under the Securities and Exchange Board of India Act, 1992 and

‘Security’ means such security as may be specified by SEBI from time to time.
(b) Dematerialisa-tion of Securities
Notwithstanding anything contained in these Articles, the Company shall be entitled to dematerialise its securities and to offer securities in a dematerialised form pursuant to the provisions of the Depositories Act, 1996 or any amendments thereof.

(c) Issue of Securities and options of Investors
Notwithstanding anything contained in these Articles the Company shall be entitled to dematerialise its securities under the Depositories Act and offer and issue its securities in the dematerialised form and the Company shall intimate the details of allotment to the depository immediately on allotment of such securities.

Investors in a new issue and the beneficial owners shall have the option to rematerialise the shares subsequent to the allotment or dematerialisation, as the case may be, in which event the Company shall issue to the investor/beneficiary the required certificates of securities subject to the provisions of applicable laws, rules, regulations or guidelines.

(d) Securities in depository mode to be in fungible form
All Securities held in the depository mode with a depository shall be dematerialised and be in fungible form. To such securities held by a depository on behalf of the beneficial owner, nothing contained in Sections 153, 153A, 153B, 187B, 187C and 372A of the Act shall apply.

(e) Rights of depositories and Beneficial Owners
I.             Notwithstanding anything to the contrary contained in the Act or these Articles, a depository shall be deemed to be the registered owner for the purposes of effecting transfer of ownership of security on behalf of the beneficial owner.

(6)

		II. Save as otherwise provided in (a) above, the depository as the registered owner of securities shall not have any voting or other rights in respect of the securities held by it.

III.           Every person holding securities of the Company and whose name is entered as the beneficial owner in the register maintained by a depository shall be deemed to be a member for the Company. The beneficial owner of securities shall alone be entitled to all the rights and benefits and be subject to all liabilities in respect of the securities held by the depository.

(f) Service of documents
Notwithstanding anything to the contrary in the Act or these Articles, where securities are held in a depository mode, the records of the beneficial owner may be served by a depository on the Company by means of electronic mode or by delivery of floppies or discs.

(g) Transfer of securities
Nothing contained in Section 108 of the Act or these Articles shall apply to a transfer of securities effected by a transferor and transferee both of whom are entered in the Register maintained under the Depositories Act by a depository as beneficial owners.

(h) Distinctive numbers of securities held in the depository mode		Nothing contained in the Act or these Articles regarding the necessity of having distinctive numbers for securities issued by the Company shall apply to securities held in the depository mode.
(i) Register and Index on Beneficial Owners
The Register and index on beneficial owners maintained by a depository under the Depositories Act, 1996 shall be deemed to be Register and index of Members and holders of securities for the purpose of these Articles and the Act”.

		INCREASE AND REDUCTION OF CAPITAL
Power to increase capital	18.
The Company in general meeting may, from time to time, by ordinary  resolution increase the authorised share capital by the creation of new shares by such sum, to be divided into shares of one or more classes and of such amount as may be deemed expedient.

On what conditions new shares may be issued	19.
Subject to any special rights or privileges for the time being attached to any shares in the capital of the Company then issued, the new shares may be issued upon such terms and conditions and with such preferential, qualified or such rights and privileges or

(7)

conditions thereto as general meeting resolving upon the creation thereof, shall direct and if no direction be given, the board shall determine and in particular such shares may be issued with a preferential or qualified right to dividends and in the distribution of assets of the Company.

Provisions relating to the issue	20.
Before the issue of any new shares, the Company in general meeting may make provisions as to the allotment and issue of the new shares and in particular may determine to whom the shares be offered in the first instance and whether at par or premium or subject to the provisions of Section 79 of the Act or at a discount. In default of any such provision or so far as the same shall not extend, the new shares may be dealt with according to the provisions of these Articles.

How far new shares to rank with existing shares	21.
Except so far as otherwise provided by the conditions of issue or by these presents any capital raised by the creation of new shares shall be considered part of the than existing capital of the Company and shall be subject to the provisions herein contained with reference to calls and instalments, transfer and transmission, forfeiture, lien, surrender and otherwise.

Inequality in number of new shares	22.
If owing to any inequality in the number of new shares to be issued and the number of shares held by members entitled to have the offer of such new shares, any difficulty arises in the apportionment of such new shares or any of them amongst the members shall, in the absence of any direction in the resolution creating the shares or by the Company in general meeting, be determined by the Board.

Reduction of Capital	23.	The Company, may, from time to time, by special resolution, reduce the capital in any manner and subject to any consent required under Section 100 to 104 of the Act:
		(a) its share capital
		(b) any capital redemption reserve account or
		(c) any share Premium Account
		ALTERATION OF SHARE CAPITAL
Power to sub-divide and consolidate shares	24.	Subject to the provisions of these Articles, the Company, by ordinary resolution may, from time to time -
		(a) Consolidate and divide all or any of its share capital into shares of larger amount than its existing shares.

(8)

(b)          Sub-divide its shares or any of them into shares of smaller amount than is fixed by the Memorandum of Association so however, that in the sub-division the proportion between the amount paid and the amount if any, unpaid on each reduced share shall be the same as it was in the case of the shares from which the reduced share is derived.

(c)           Cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of shares so cancelled.

Surrender of shares	25.	Subject to the provisions of Section 100 to 105 of the Act, the Board may accept from any member the surrender, on such terms and conditions as shall be agreed, of all or any of his shares.
		VARIATION OF SHARE HOLDER’S RIGHTS
Power to vary rights	26.
If at any time the share capital is divided into different classes of shares all or any of the rights and privileges attached to any class (unless otherwise prohibited by the terms of issue of the shares of that class) may, subject to the provisions of Sections 106 and 107 of the Act, whether or not the Company is being wound up, be modified, commuted, affected, abrogated, varried or dealt with by the consent in writing of the holders of three fourth of the issued shares of that class or with the sanction of a special resolution passed at the separate meeting of the holders of the issued shares of that class. To every such separate meeting the provisions of these regulations relating to general meeting shall mutatis mutandis apply but so that necessary quorum shall be two persons at least holding or representing by proxy one third of the issued share of the class in question. This article is not by implication to curtail the power of modification which the Company would have if this Article was omitted. The Company shall comply with the provisions of Section 192 of the Act, as to forward a copy of such agreement or resolution to the Registrar of Companies.

		SHARE CERTIFICATES
Issue of Certificates	27.
The certificate of title to shares, shall be issued within three months after allotment and within two months from the date of the receipt of application for transfer (or within such other period as the conditions of the issue shall provide).

(9)

Member’s right to certificates	28.
(i)           Every person whose name is entered as a member in the Register shall be entitled to receive within two months after allotment one or more certificate(s) in the marketable lot for all the shares registered in his name, or if the Directors so approve to several certificates each for one or more of such shares.

		(ii) Every certificate shall be issued under the seal and shall specify the shares to which It relates and the amount paid up thereon.
(iii)          In respect of any share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate and delivery of certificate to the first person named in the Register shall be sufficient delivery to all such holders.

Issue of certificates to joint-holders	29.	The certificate of shares registered in the names of two or more persons shall be delivered to the person first named in the Register.
Replacement of share certificates	30.
If any certificate be old, decrepit, worn out, torn or defaced or where the cages on its reverse for recording transfers have been fully utilised, then upon surrender thereof to the Company, the Board shall order the same to be cancelled and issue a new certificate in lieu thereof without any payment. If any certificate be lost or destroyed, then upon proof of such loss or destruction to the satisfaction of the Board and on such indemnity and the payment of out-of-pocket expenses incurred by the Company in investigating evidence, as the Board may think fit, a new certificate in lieu thereof shall be given to the person entitled to such lost or destroyed certificate on a fee of Rs. 2/- (two rupees) for each certificate or such smaller fee as the Board may determine.

		CALLS
Calls	31.
The Board may, from time to time, subject to the terms on which any shares may have been issued and subject to the provisions of Section 91 of the Act, make such calls as the Board thinks fit upon the members in respect of all moneys unpaid on the shares held by them respectively and not by the conditions of allotment thereof made payable at fixed times and each member shall pay the amount of every call so made on him to the persons and at the times and places appointed by the Board, provided that option or right to make call on shares shall not be given to any person except with the sanction of the Company in general meeting. A call may be made payable by instalments and shall be deemed to have been made at the time when the resolution of the Board authorising such call was passed at a meeting of the Board.

(10)

Restriction on power to make calls and notice	32.
No call shall exceed one-half of the nominal amount of a share and be made payable at less than one month from the date fixed for the payment of the last proceeding call. Not less than one month’s notice of any call shall be given in writing specifying the time and place of payment and the person or persons to whom such call, shall be paid. Provided that, before the time for payment of such call the Directors may, by notice in writing to the members or in any other manner revoke the same or extend the time for payment thereof.

When amount payable	33.
If by the terms of issue of any share or otherwise any amount is made payable at any fixed time or by installments at fixed times, whether on account of the nominal amount of the share or by way of premium every such amount or installment shall be payable as if it were a call duly made by the Board and of which due notice has been given and all the provisions herein contained in respect of calls or otherwise shall relate to such amount or installment accordingly.

When interest on call or installment payable	34.
If the sum payable in respect of any call or installment has not been paid on or before the day appointed for payment, the holder for the time being of the shares in respect of which the call shall have been made or the installment shall be due, shall pay interest for the same at the rate of not more than eighteen percent per annum from the day appointed for the payment thereof to the time of the actual payment or at such other rate as the Directors may determine. The Directors may in their absolute discretion waive the payment of interest, wholly or in part in the case of any person liable to pay such calls or installments.

Evidence in action for call	35.
Subject to the provisions of the law of Evidence and Procedure, on the trial or hearing of any action or suit brought by the Company against any shareholder or his representatives to recover any debt or money claimed to be due, to the Company in respect of his shares, it shall be sufficient to prove that the name of the defendant is or was, when the claim arose on the Register of the Company as a holder or one of the holders of the number of shares in respect of which such claim is made and that the amount claimed is not entered as paid in the books of the Company and it shall not be necessary to prove the appointment of the Directors who made any call nor that a quorum of Directors was present at the Board at which any call was made nor that the meeting at which any call was made was duly convened or constituted, nor any other matter whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

(11)

Payment of calls in advance	36.
The Board may, if it thinks fit, receive from any member willing to advance the same and either the money or money’s worth for all or any part of the money due upon the shares held by him beyond the sums actually called for and upon the money so paid or satisfied in advance or so much thereof as from time to time exceeds the amount of the calls then made upon the shares in respect of which such advance has been made and the Company may pay interest at such rate not exceeding 6% (six percent) or as determined by the Board from time to time unless the Company in General Meeting shall otherwise direct. The Directors may, at any time repay the amount so advanced upon giving to such member one month’s notice in writing. The member shall not, however, be entitled to any voting rights or dividend or to participate in the profits of the company in respect of the moneys so paid by him until the same would, but for such payment become presently payable.

Voting rights when calls in arrears	37.	No member shall be entitled to exercise any voting rights either personally or by proxy at any meeting of the Company in respect of any shares registered in his name on which any calls or other
Revocation of calls	38.	A call may be revoked or postponed at the discretion of the Board.
Directors may Extend time for payment of a call	39.
The Directors may, from time to time and at their discretion, extend the time fixed for the payment of any call and may extend such time as to all or any of the members who on account of residence at a distance or some other cause, may be deemed fairly entitled to such extension, but no member shall, as a matter of right, be entitled to such extension (save as a matter of grace and favour).

Every member to pay the proportion of the capital represented by the share	40.
Every member, his executors or administrators shall pay to the Company the proportion of the Capital represented by his share or shares which may for the time being, remain unpaid thereon in such amount at such time to time and in such manner as the Directors shall, from time to time, in accordance with the Company’s regulations, require or fix for the payment thereof.

		FORFEITURE OF SHARES
Notice for payment of call or installment	41.
If a member fails to pay any sum payable in respect of any call or any installment of a call on or before the day appointed for payment thereof, the Board may at any time thereafter during such time as any part of the said call or installment remains unpaid, serve a notice on such member requiring payment of so much of the call or installment as is unpaid together with any interest which may have accrued and all expenses that may have been incurred by the Company by reason of such non-payment.

(12)

Mode of Notice	42.
The notice aforesaid shall name a further day, (not being earlier than the expiry of thirty days from the date of service of notice), on or before which such call or payment required by the notice, is to be made and a place at which such call or installment and such interest and expenses as aforesaid are to be paid. The notice shall state that in the event of non-payment on or before the date so named, the shares in respect of which such call or installment was payable shall be liable to be forfeited.

Forfeiture of shares	43.
If the requirements of any such notice as aforesaid are not complied with, any shares in respect of which such notice has been given may at any time thereafter, before the payment of calls or instalments, interest and expenses due in respect thereof has been made, be forfeited by a resolution of the Board to that effect.

Notice of forfeiture	44.
When any share have been so forfeited, notice of the forfeiture shall be given to the member in whose name it stood immediately prior to the forfeiture and an entry of the forfeiture with the date thereof shall forthwith be made in the Register of members but no forfeiture shall in any manner be. invalidated by any ommission or failure to give such notice or to make such entry as aforesaid.

Forfeited shares to become property of the Company	45.
Any shares so forfeited shall be deemed to be the property of the Company, and may be sold, reallotted, or otherwise disposed of in accordance with the relevant provisions of the listing agreement on such terms and conditions and in such manner as the board thinks fit.

Board may annual forfeiture	46.	The Board may at any time before any shares so forfeited shall have been sold, re-allotted or otherwise disposed off, annul the forfeiture thereof upon such conditions as it thinks fit.
Arrears to be paid notwithstanding forfeiture	47.
(i)            A person whose shares have been forfeited shall cease to be a member in respect of forfeited shares but shall notwithstanding forfeiture remains liable to pay and shall forthwith pay to the Company all calls, instalments, interest and expenses owing upon or in respect of such shares at the time of forfeiture, together with interest thereon from the time of forfeiture until payment thereof without any deduction or allowance for the value of the shares at the time of forfeiture.

(ii)           The forfeiture of a share involve the extinction of all interest in and also for all claims and demands against the Company in respect of the shares and all other rights, incidental to the share except any such of those rights as by these Articles are expressly saved.

(13)

Evidence of forfeiture	48.
Subject to the provisions of the law of Evidence and Procedure, a duly verified declaration in writing that the declarant is a Director of the Company and that certain shares in the Company have been duly forfeited on a date stated in the declaration shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. Such declaration and the receipt of the Company for the consideration, if any given for the shares on the sale or disposition thereof shall constitute a good title to such shares and the person to whom the shares are sold shall be registered as the holder of such shares and the purchaser shall not be bound to see to the application of the purchase money, nor shall his title to such shares be affected by any irregularity or invalidity in the proceedings in reference to such forfeiture, sale or disposition.

Forfeiture provisions to apply to non-payment in terms of issue	49.
The provisions of these regulations as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share becomes payable at a fixed time whether on account of the nominal value of the share or by way of premium as if the same has been payable by virtue of a call duly made and notified.

Power to issue new certificates	50.
When any shares under the powers in that behalf herein contained are sold by the Directors and the certificate thereof has not been delivered to the Company by the former holder of the said shares, the Directors may Issue a new certificate for such shares distinguishing it in such manner as they may think fit from the certificate not so delivered.

Partial payment or any indulgence shown not to preclude forfeiture	51.
Neither the receipt by the Company of a portion of any money which shall from time to time, be due from any member to the Company in respect of his shares either by way of principal or interest, nor any indulgence granted by the Company in respect of the payment of any such money shall preclude the Directors from thereafter proceeding to enforce a forfeiture of such share as provided in these regulations for non- payment of the whole or any balance due in respect of the shares

		COMPANY’S LIEN ON SHARES
Company’s lien on shares	52.
The Company shall have a first and paramount lien upon all the shares and will not exercise a lien on its fully paid shares and that in respect of partly paid shares it will not exercise any lien except in respect of money called or payable at a fixed times in respect of such shares registered in the name of each member (whether solely or jointly with others) and upon the proceeds of sale thereof for the amount of call, interest, expenses in respect of shares held by him and for his debts, liabilities, engagements and other moneys whether solely or jointly with any other person to or with the

(14)

Company whether the period for the payments, fulfilment or discharge thereof shall have actually arrived or not and no equitable interest in any shares shall be created upon the footing and condition that clause 16 hereof is to have full affect and such lien shall extend to all dividends from time to time declared in respect of such shares. Unless otherwise agreed, the registration of a transfer of shares shall operate as a waiver of the Company’s lien, if any, on such shares. The Directors may at any time declare any shares wholly as in part to be exempt from the provisions of this clause.

Enforcement of lien by sales	53.
For the purpose of enforcing such lien the Board may sell the shares subject thereto in such manner as it thinks fit, but no sale shall be made unless a sum in respect of which the lien exists presently payable and until notice in writing of the intention to sell shall have been served on such member, his executor or administrator committee, curator bonis or other legal representative as the case may be and default shall have been made by him or them in payment of the sum payable as aforesaid in respect of such share for one month after the date of such notice.

Application of proceeds of sales	54.
The net proceeds of any such sales shall be received by the Company and after payment of the cost of such sale, be applied in or towards payment of such part of the amount in respect of which the lien exists as is presently payable and residue, if any, shall subject to lien for sums not presently payable as existed upon the shares before the sale, be paid to the person entitled to the share at the date of the sale.

Validity of sales in exercise of lien and after forfeiture	55.
Upon any sale after forfeiture or surrender or for enforcing a lien in purported exercise of the powers herein before conferred, the Board may appoint some person to execute the instrument of transfer of the share sold and cause the purchaser’s name to be entered in the Register in respect of the share sold and the purchaser shall not be bound to see to the regularity of the proceedings nor to the application of the purchase money and after his name has been entered into the Register in respect of such share the validity of the sale shall not be impeached by any person on any ground whatsoever and the remedy of any person aggrieved by such sale shall be in damages only and against the company exclusively.

Board may issue new certificate	56.
Where any share has been sold by the Board pursuant to these Articles and the certificate in respect thereof has not been delivered to the Company by the former holder of such share, the Board may issue a new certificate for such share, distinguishing it in such manner as it may think fit from the certificate not so delivered. Wherein any such case the certificate in respect of the

(15)

share forfeited and/or sold is not delivered and new certificate for such share has been issued, the original certificate shall be treated as cancelled and no claim or title based on such certificate shall be binding on the Company.

		TRANSFER AND TRANSMISSION
Execution of transfer	57.
Save as provided in Section 108 of the Act, no transfer of a share shall be registered unless a proper instrument duly stamped and executed by or on behalf of the transferor and by or on behalf of the transferee and specifying the name, address and occupation of the transferee has been delivered to the company along with the certificate relating to the shares or if no such certificate is in existence along with the letter of allotment of the shares, in accordance with the provisions of Section 108 of the Act. The transferor shall be deemed to remain a member in respect of such share until the name of the transferee is entered in the Register in respect thereof. Each signature to such transfer shall be duly attested by the signature of one credible witness who shall add his address.

Provided, that, where on an application in writing made to the Company by the transferee and bearing the stamp required for an instrument of transfer, it is proved to the satisfaction of the Board that the instrument of transfer signed by or on behalf of the transferor and by or on behalf of the transferee has been lost, the Company may register the transfer on such terms as to indemnity as the Board may think fit.

Application for registration of transfer	58.
Application for the registration of the transfer of a share may be made either by the transferor or the transferee, provided that, where such application is made by the transferor, no registration shall, in the case of the partly paid shares, be effected unless the Company gives notice of the application to the transferee in the manner prescribed by Section 110 of the Act and subject to the provisions of these Articles, the Company shall, unless objection is made by the transferee within two weeks from the date of receipt of the notice, enter in the Register the name of the transferee in the same manner and subject to the same conditions as if the application for registration of. the transfer was made by the transferee.

Directors may refuse to register transfer	59.
The Board, without assigning any reason for such refusal may, subject to the provisions of Section 22-A of Securities and Contract Regulation Act, and right of appeal conferred by Section 111 of the Companies Act, 1956 decline to Register:

(16)

		(a) the transfer of a share not being a fully paid share to a person of whom they do not approve; or
		(b) any transfer of shares on which the Company has a lien.
Provided that registration of transfer shall not be refused on the ground of transferor being either alone or jointly with any other person or persons indebted to the Company on any account whatsoever except a lien on the shares. If the Directors decline to register any transfer, they shall give notice of such refusal to the transferee and the transferor as required by section 111 of the Act.

Form of transfer	60.
Every instrument of transfer of shares shall be in the form prescribed under the Act or as near thereto as the circumstances may admit and shall be in accordance with the provisions of Section 108 of the Act, from time to time.

	61.	No fee may be charged for registration of transfer and transmission.
No fees to be charged for registration of transfer	62.	No fee may be charged:—
(a)           For splitting up, sub-division and consolidation of shares and debenture certificate and for splitting up and sub-division of Letters of Allotment and splitting, consolidation, renewal into denomination corresponding to the market units of trading as per Rules of Stock Exchange concerned.

		(b) For sub-division of renunciation letters of rights.
		(c) For issue of new certificates in replacement of those which are old, decrepit or worn out or where as the cages on the reverse for recording transfer have been fully utilised.
		(d) For registration of any power of attorney, Probate, or will. Letters of Administration or similar other documents.
Provided that in case of splitting up and/or sub-division of shares other than the market units of trading as determined or as per prevailing Rules of Stock- Exchange concerned, a fee of Rs. 2/- (Rupees two) per share certificate may be charged.

Instrument of transfer to be left at office	63.
Every instrument of transfer shall be left at the office of the Company for registration accompanied by the certificate of the shares to be transferred or if there is no certificate, the Letter of Allotment thereto and such other evidence as the Board may

(17)

require to prove the title of the transferor or his right to transfer the share. The Board may waive the production of any certificate upon of evidence to them of its having lost or destroyed. Every instrument of transfer which shall be registered, shall be retained by the Company, but any instrument of transfer which the Board may refuse to register shall be returned to the person depositing the same.

Suspension of transfers	64.	Subject to the provisions of Section 154 of the Act, the registration of transfers may be suspended at such times and for such periods as the Board may, from time to time, determine.
		Provided that, such registration shall not be suspended for more than thirty days at one time or for more than forty-five days in the aggregate in any year.
Notice of refusal to registration of transfer	65.
If the Board refuses, whether in pursuance of Article 59 or otherwise, to register the transfer of or the transmission by operation of law of the right to any share, the Company shall, within one months from the date on which the instrument of transfer or the intimation of such transmission as the case may be was lodged with the Company, send to the transferee and the transferor or to the person giving intimation of such transmission, as the case may be, notice of such refusal.

Persons entitled to shares by transmission	66.
The executors or administrators of a deceased member (not being one of several joint holders) shall be the only persons recognised by the Company as having any title to the shares registered in the name of such member and in case of the death of any one or more of the joint holders of any registered shares, the survivors shall be the only persons recognised by the Company as having any title to or interest in such shares, but nothing herein contained shall be taken to release the estate of a deceased joint-holder from the executor or administrator, Board may require him to obtain a Grant of Probate or Letters of Administration or other legal representation as the case may be from some competent Court. Provided nevertheless that in any case where the Board in its absolute discretion thinks fit, it shall be lawful for the Board to dispense with the production of probate or Letter of Administration or such other Legal representation upon such terms as to indemnity or otherwise as the Board in its absolute discretion may consider necessary.

Transfer of shares of insane, minor, deceased or bankrupt members	67.
Any committee or guardian of a lunatic or infant member or any person becoming entitled to transfer shares in consequence of the death or bankruptcy, insolvency of any member upon producing such evidence that he sustains the character in respect of which he proposes to act under this Article or of the title as the Board thinks

(18)

		sufficient may with consent of the Board (which it shall not be under any obligation to give) be registered as a member in respect of such shares or may Subject to the regulations as to transfer here in before contained, transfer, such shares. This Article is hereinafter referred to as “The Transmission Article”.

Rights of persons entitled to shares by reason of death	68.
The Directors may retain the dividend payable upon shares to which any person becomes entitled under Article 67 until such person or his transferee shall become a member in respect of shares, subject to Section 205A of the Act.

Election by persons becoming entitled to shares	69.
(a)           If the person becoming entitled to a share under Article 67 shall elect to be registered as a member in respect of the share himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

		(b) If the person aforesaid shall elect to transfer the share, he shall testify his election by executing an instrument of transfer of shares.
(c)           All the limitations, restrictions and provisions of these Articles relating to the right to transfer and the registration of transfer of shares, shall be applicable to any such notice or transfer as aforesaid as if the death, insanity, bankruptcy or insolvency of the member had not occurred and the notice of transfer were a transfer signed by that member.

	70.
A person so becoming entitled under The Transmission Articles’ to a share by reason of the death, lunacy, bankruptcy or insolvency of a member shall, subject to the provisions of the Articles or Section 206 of the Act, be entitled to the same dividends and other advantages to which he would be entitled if he was the member registered in respect of the share.

Provided that the Board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share and if the notice is not complied with within ninety days, the Board may thereafter withhold payment of all dividends, bonuses or other moneys payable in respect of the share, until the requirements of the notice have been compiled with.

Company not liable for disregard of a notice purporting to prohibt registration of transfer	71.
The Company shall incur no liability or responsibility whatever in consequence of its registering or to give effect to any transfer of shares made or purporting to be made by any apparent legal owner thereof (as shown or appearing in the register) to the prejudice of persons having or claiming any equitable right, title or interest to or in the said shares notwithstanding that the Company may have had notice of such equitable right, title or interest or notice

(19)

purporting to prohibit registration of such transfer and may have entered such notice referred thereto in any book of the Company and the Company shall not be bound or required to regard or attend or give effect to a notice which may be given to it of any equitable right, title or interest or be under any liability for refusing or neglecting to do, though it may have been entered or refereed to in some book of the Company but the Company shall nevertheless be at liberty to regard or attend to any such notice and give effect thereto if the Directors shall think fit.

No transfer to any insolvent or to person of unsound mind	72.	No transfer shall be made to any insolvent, partnership firm or person of unsound mind.
72A.1
Restrictions on Transfer.  The Promoters and Promoter Group shall not directly or indirectly transfer, and shall not agree to do any of the following during the continuance of the Agreement except (a) if required under or as contemplated in Article 72A 2, or (b) with the prior written consent of the Investor:

	1	transfer or exchange any Securities of the Company or SMC Group Companies other than in compliance with this Article;
	2	pledge, mortgage, Lien, charge or otherwise encumber any Securities of the Company or SMC Group Companies;

	3	redeem any Securities of the Company or SMC Group Companies.

	72A.2	Permitted Transfers.
	1	Promoters and Promoter Group are permitted to transfer their Shares amongst individuals forming part of the Promoter Group, subject to compliance of and as permitted under Applicable Law;
2
Subject to compliance of Applicable Law the Promoters and Promoter Group may transfer upto 5% of the issued and paid-up share capital of the Company, to any third party (“Purchaser”) in a financial year (i.e. April 1 to March 31), subject to (i) the Promoters and Promoter Group shareholding in the Company not falling below 35% of the issued and paid-up share capital of the Company and (ii) the Promoters and Promoter Group not giving any favorable right to the Purchaser than that available to the Investor under the Agreement;

(20)

3
Subject to compliance of Applicable Law, if the Promoters and the Promoter Group have divested their Shares to third party under Article 72A.2 (2) of the Article, Promoters and Promoter Group may transfer, in each financial year (i.e. April 1 to March 31) up to further 5% of the issued and paid-up share capital of the Company to any third party, provided:  (a) they continue to hold at least 25.1% of the issued and paid-up share capital of the Company, and (b) are in ‘control’ of the Company, and (c) the Company’s shares are listed on either the Bombay Stock Exchange Limited or the National Stock Exchange Limited, and (d) Promoters and Promoter Group complying with the requirements indicated in Article 72A.4 of the Article. The word ‘control’ for the purpose of this Article 72A.2 shall mean (I). the right to appoint majority of the directors of the Company, (ii) power to direct the management or policies of the Company and (iii) Promoters and/or Promoter Group continue to be classified as ‘Promoter’ of the Company under Applicable Law.

72A.3	Invalid Transfers.

The Company shall refuse to register any transfer or other disposition of Securities purported to be made by the Promoters in breach of any of the provisions herein. The Shareholders shall cause their nominees on the Board to cast their votes in such a manner as to ensure that the Company registers all transfers made in accordance with these Articles.

72A.4	Transfer of Shares by Promoter.

1.
Notice of Transfer.  In the event the Promoters or Promoter Group or any of them propose to transfer any of their Securities in the Company (the “Offered Shares”) under Article 72A.2, the Promoters and the Promoter Group shall first obtain and provide to the investor a bonafide written offer from the proposed third party purchaser (the “Purchaser”) to purchase the Offered Shares. Such offer (the “Outside Offer”) shall:

(a)	State the identity of the Purchaser (including the proposed ultimate beneficial owner of the Offered Shares), and any group of companies of which such proposed Purchaser is a part;

(b)	State price per Share offered (“Offer Price”);

(c)	State the number of Shares to be transferred;

(d)	State the other material terms and conditions of the Outside Offer; and

(21)

(e)
Contain an undertaking from the Purchaser that the Purchaser shallpurchase the Shares held by investor as of the date of the Outside Offer on the same price and terms as that offered to Promoter excluding noncompete premium to the extent of fifteen (15%) of the Offer Price.

2
Option of Investor.  Within Thirty (30) days after receipt of the Outside Offer, the investor shall have the option, exercisable in its sole discretion to sell equal number of its Shares of the Company to the Purchaser at the price and substantially in accordance with the terms set out in the Outside Offer in priority of the Promoter and/or Promoter Group. The investor shall notify the Promoter in writing (the “Transfer Notice”) within Thirty (30) days after receipt of the Outside Offer of the manner of exercise of its option under Article 72A.4. If no such Transfer Notice shall have been received by the Promoter or Promoter Group on the expiry of such period of Thirty (30) days, the investor shall be deemed to have refused to exercise its option under Article 72A.4, in which event Promoter may execute the transfer in favor of the Purchaser at the Offer Price and on the terms set forth in the Outside Offer within next Thirty (30) days thereafter, and can avail an additional premium of up to 15% of the Offer Price without offering it to Investor provided it is received as non-compete premium as may be permitted under Applicable Law. If the Promoters and/or Promoter Group fail to complete the transfer within this period of Thirty (30) days, the steps and procedure indicated in this Article 72A.4 shall be again followed for any proposed transfer under this Article.

72A.5	Transfer of shares by Investor.
1
Investors shall have the right to sell all or part of the Shares as and when they desire without any restrictions. However, if any Investor, at any time during the subsistence of this Agreement, intends to sell or otherwise transfer all or part of their Shares of Company to third parties, Promoters shall have a right of first offer (Promoters Right of First Offer”) to buy the shares from Investor, whereupon the following procedure as indicated in Article 72A.5 (2) to Article 72A.5 (5) shall apply.

(22)

2
Investor shall deliver a written notice (the “Investor Transfer Notice”) to Promoters. Investor Transfer Notice shall state the number of Investor Shares to be sold together with:  (a) the identity of the proposed purchaser (including the proposed ultimate beneficial owner of the shares), and any group of companies of which such proposed purchaser is a part; (b) State price per Share offered; (c) State the other material terms and conditions of the offer.

3
If the Promoters are willing to buy all of the Investor Shares on offer, theshall notify Investor in writing (the “Promoter Purchase Notice”) no later than thirty (30) days after the Investor Transfer Notice of Promoters intent to purchase all the Investor Shares on. offer. If the Promoters exercise their right of first offer, then the Promoter Purchase Notice must:  (i) relate to all the Investor Shares on offer, (ii) must set out the price at which the Promoters offer to purchase the Investor Shares on offer, and (iii) such price must be immediately payable to the Investor in cash on the date of sale of the offered Investor Shares to the Promoters.

4
If no such Promoter Purchase Notice shall have been received by the investor, Promoters shall be deemed to have refused to exercise their right of first offer and the Investor may execute the transfer of the Shares set forth in the Investor Transfer Notice in favour of any third party at a price not less than that offered to the Promoters, within a period of thirty (30) days from the date of the Investor Transfer Notice.

5
On receipt of the Promoter Purchase Notice, the Investor shall at any time within a period of thirty (30) days sell the Shares on offer to the Promoters at the price set out in the Promoter Purchase Notice. It is agreed between the Parties that the Promoters Right of First Offer shall immediately lapse upon the listing of Company’s shares on the Bombay Stock Exchange Limited and/or the National Stock Exchange Limited and the Investor shall not be obligated by any provisions’ of this Article. Provided that the Investor sells the shares through the mechanism of the stock exchange.

(23)

		SHARE WARRANTS TO BEARER
Issue of share warrants	73.
The Company may issue share warrants, subject to and in accordance with the provisions of Section 114 and 115 of the Act and accordingly the Board may in its discretion, with respect to any share which is fully paid-up on application in writing signed by the person registered as holder of the share and authenticated by such evidence (if any) as the Board may, from time to time, require as to the identification of the person signing the application and on receiving the certificates (if any) of the share and the amount of stamp duty on the warrant and such fee as the Board may, from time to time, require, issue a share warrant.

	74.
(1)           The bearer of a share warrant may at any time deposit the warrant at the office of the Company and so long as the warrant remains so deposited, the depositor shall have same right of signing a requisition for calling a meeting of the Company and of attending and voting and exercising the other privileges of a member at any meeting held after the expiry of two clear days from the time of deposit, as if his name were inserted in the Register as the holder of the shares included in the deposited warrant.

		(2) Not more than one person shall be recognised as depositor of the share warrant.
		(3) The Company shall, on seven days’ written notice, return the deposited share warrant to the depositor.
	75.
(i)            Subject as herein otherwise provided, no person shall; as bearer of a share warrant, sign a requisition for calling a meeting of the Company, or attend or vote or exercise any other privilege of a member at a meeting of the Company or be entitled to receive any notices from the Company.

(ii)           The bearer of a share warrant shall be entitled in all other respects to the same privileges and advantages as if he was named in the Register of members as the holder of the shares included in the warrant and he shall be a member of the Company.

	76.	The Board may, from time to time, make rules as to the terms on which (if it shall think fit) a new share warrant or coupon may be issued by way of renewal, in case of defacement, loss or destruction.
		CONVERSION OF SHARE INTO STOCK
Conversion of paid up share into stock	77.	The Company may by ordinary resolution:

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		(a) convert any paid-up share into stock; and
		(b) reconvert any stock into paid-up shares of any denomination.
Transfer of stocks	78.
The holders of the stock may transfer the same or any part thereof in the same manner as and subject to the same regulation, under which, the shares from which the stock arose might before the conversion, have been transferred or as near thereto as circumstances admit.

Provided that the Board may, from time to time, fix the minimum amount of stock transferable, so however, that such minimum shall not exceed the nominal amount of the shares from which the stock arose.

Powers and rights of stock holders	79.
The holders of stock shall, according to the amount of stock held by them have the same rights, privileges and advantages as regards dividends, voting at meetings of the Company and other matters, as if they held the shares from which the stock arose; but no such privilege or advantage (except participation in the dividends and profits of the Company and in the assets on winding up) shall be conferred by an amount of stock which would not, if existing in shares, have conferred that privilege or advantage.

	79A.
“The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange of India Limited within four years from the Effective Date of this Agreement.”

Regulations to apply to stock	80.
Such of the regulations of the Company (other than those relating to share warrants) as are applicable to paid-up shares shall apply to stock and the words “share” and ‘share-holder’ in these regulation shall include ‘stock’ and “stock- holder”, respectively.

		BORROWING POWERS
Power to borrow	81.
The Board of Directors may, from time to time and at their discretion, raise or borrow any sum and sums of money for the purpose of the Company subject to the provisions of Section 58A, 292,293, and 370 of the Act and Regulations made thereunder and Directions issued by Reserve Bank of India and may secure payment or repayment of same in such manner and upon such terms and conditions in all respects as may be prescribed by the Board in particular by the creation of any mortgage, hypothecation, pledge or charge on and over the Company’s stock, book debts and other movable and immovable properties.

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Conditions on which moneys may be borrowed by the Directors	82.
The Board of Directors may raise or secure the payment of such sum or sums in such manner and upon such terms and conditions in all respects as they think fit and in particular, by the issue of bonds, perpetual or redeemable debentures including convertible debentures or debenture stock or any mortgage, charge or other security on the undertaking of the whole or any part of the property of the Company both present and future including its uncalled capital for the time being or by giving, accepting or endorsing on behalf of the Company any promissory notes, bills of exchange, or other negotiable instruments and no debenture shall carry any voting right whether generally or in respect of particular class or classes of business.

Delegation of powers	83.
If any uncalled capital of the Company be included in or charged by any mortgage or other security, the Board may, make calls on such shares and keep the money in trust for the person in whose favour such mortgage or security is executed or any other person in trust for him.

Issue at discount or with special privileges	84.
Any debentures, debenture stock, bonds or other securities may be issued at a discount, premium or otherwise and with any special privileges, as to redemption, surrender, drawings, allotment of shares, attending at General Meetings of Company, appointment of Directors and otherwise Debentures, debenture-stock, bonds and other securities may be made assignable free from any equities between the Company and the person to whom the same may be issued. Debentures, debenture stock, bonds or other securities with a right to allotment of or conversion into shares shall not be issued except with the sanction of the Company in General Meeting.

Instrument of transfer for debentures	85.
Save as provided in Section 108 of the Act, no transfer of debentures shall be registered unless a proper instrument of transfer duly executed by the transferor and transferee has been delivered to the Company together with the certificate of the debentures.

Notice of refusal to register transfer	86.
If the Board refuses to register the transfer of any debentures of the Company, it shall within one month from the date on which the instrument of transfer was lodged with the Company, send to the transferee and to the transferor notice of the refusal.

Execution of charge or mortgages by Board	87.
If any Director or any other person shall become personally liable for the payment of any sum primarily due from the Company the Board may execute or cause to be executed any mortgage, charge or security over or effecting the whole or any part of the assets of the Company by way of indemnity to secure the Director or person so becoming liable, as aforesaid from any loss in respect of such liability.

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Power to receive deposits	88.
The Directors may receive deposits on such terms and conditions and bearing interest at such rates as they may decide and fix and which may be made payable monthly, quarterly, half yearly or yearly subject to Section 58-A, 292 and 293 of the Companies Act, 1956 and the regulations made thereunder and the notifications Issued, from time to time by the Department of Non-Banking Companies, Reserve Bank of India, if any and also subject to the Companies (Acceptance of Deposits) Rules, 1975.

Payment of interest on Capital	89.
The Company may subject to the provisions of Section 208 of the Act, pay interest on so much of the share capital as is for the time being paid up as was issued for the purpose of raising money to defray the expenses of the construction of any work or building or the provision of any plant, which cannot be made profitable for a lengthy period.

		PROCEEDINGS AT GENERAL MEETING
When Annual General Meeting to be held	90.
In addition to any other meetings, a general meeting of the Company shall be held within such intervals as specified in Section 166(1) of the Act, and subject to the provisions of Section 166(2) and 210 of the Act, at such times and places as may be determined by the Board. Each such general meeting shall be called an “Annual General Meeting” and shall be specified as such in the notice convening the meeting. Any other meeting of the Company shall be called an “Extra Ordinary General Meeting”.

Calling an extra ordinary General Meeting	91.
The Board may, whenever it thinks fit, call an Extra Ordinary General Meeting. If at any time (there are not within India) Directors capable of acting who are sufficient in number to form a quorum, the directors present in India may call an Extra Ordinary General Meeting in the same manner and as nearly as possible as that in which such a meeting may be called by the Board.

Accidental omission to given notice	92.
The accidental omission to give notice of any meeting to or the non receipt of any such notice by any of the members or other persons entitled to receive such notice shall not invalidate any resolution passed at any such meeting.

Circulation of Members resolutions	93.	The Company shall comply with the provisions of Section 188 of the Act as to give notice of resolutions and circulating statements on the requisition of members.

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Quorum	94.
No business shall be transacted at General Meeting of the Company unless a quorum of members is present at the time when the meeting proceeds to business. Save as herein otherwise provided, five members present in person shall be the quorum for the meeting of the Company.

“However, to constitute a quorum for a general meeting of the Company where any Specified Matter is being considered, the presence in person or through proxy of an authorized representative of Investor shall be necessary at the commencement and throughout the duration of the meeting, unless the Investor has prior to the meeting conveyed in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Shareholders Meeting. The Promoters and the Company in so far as the SMC Group Companies are concerned shall not exercise their voting rights at the Shareholders Meeting against the decision conveyed by the Investor Director.”

Passing of Resolutions	95.
Any act or resolution which, under these articles or the Act is permitted or required to be done or passed by the Company in General Meeting shall be sufficiently so done or passed if effected by an ordinary resolution as defined in the Act unless either the Act or the Articles specifically require such act to be done or resolution to be passed by a specific majority or by special resolution as defined in the Act.

Chairman of the General Meeting	96.
The Chairman of the Board shall be entitled to take the chair at every General Meeting. If there be no such chairman or if at any meeting he shall not be present within fifteen minutes after the time appointed for holding such meeting or is unwilling to act, the members present shall choose another Director as Chairman, and if no Director be present or if all the Directors present decline to take the chair, then the members present, shall, on a show of hands or on a poll if properly demanded, elect one of their numbers being a member entitled to vote, to be the Chairman of the meeting. The Chairman shall not have any second or casting vote.

Dissolution and adjournment of General Meetings	97.
If within half an hour from the time appointed for the meeting a quorum be not present the meeting if convened upon the requisition of members shall be dissolved but in any other case it shall stand adjourned to the same day in the next week at the same time and place and if at such adjourned meeting a quorum be not present those members who are present not being less than two shall be a quorum and may transact the business for which the meeting was called.

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Votes by a show of hands	98.
(a)           Every question submitted to a meeting shall be decided in the first instance by a show of hands and in the case of an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting shall be entitled to a second or casting vote in addition to the vote to which he may be entitled as a member.

(b)           A declaration by the chairman that a resolution has on a show of hands been carried or carried unanimously or by a particular majority or lost and an entry to that effect in the minutes shall be conclusive evidence of the fact without further proof.

Adjournment of the General Meeting	99.	(i) The Chairman may, with the consent of the members of the General Meeting at which a quorum is present, adjourn the meeting from time to time and from place to place.
(ii)           When a meeting is adjourned for thirty days or more, without fixing the date at which It is to be subsequently held, a notice for holding the adjourned meeting shall be given as In the case of an original meeting.

(iii)          At an adjourned meeting only such business as is left unfinished at the original meeting can be dealt with, unless new notice is properly given for holding the adjourned meeting as required by the Act.

		(iv) Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.
What is to be evidence of the passing of a resolution where poll not demanded	100.
At any General Meeting a resolution put to vote at the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman of the meeting on his own motion or by any member or members present in person or by proxy and holding not less than one-tenth of the total voting power in respect of the resolution or by any member or members present in person or by proxy and holding shares in the Company conferring a right to vote on the resolution being shares on which an aggregate sum of not less than Rs. 50,000/- (Fifty Thousand) has been paid up. The demand for a poll may be withdrawn at any time by the person or persons who made the demand. Unless a poll is so demanded, a declaration by the Chairman that a resolution has on a show of hands, been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the Minute Book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

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Poll	101.
(a)           If a poll is demanded as aforesaid it shall be talon forthwith on a question of adjournment or election of a Chairman of the meeting and in any other case in such manner and at such time not being later than forty eight hours from the time when the demand was made, and at such place as the Chairman of the meeting directs and subject to as aforesaid, either at once or after an interval or adjournment or otherwise and the result of the poll shall be deemed to be the decision of the meeting or the resolution on which the poll was demanded.

		(b) The demand for a poll may be withdrawn at any time by the person or persons who made the demand.
(c)           Where a poll is to be taken, the Chairman of the meeting shall appoint two scrutineers, atleast one of whom shall be a member (not being an officer or employee of the Company) present at the meeting, provided such a member is available and willing to be appointed to scrutinise the votes given on the poll and to report to him.

(d)           The result of the poll shall be deemed to be the decision of the meeting on the resolution on which the poll was taken. On a poll a member entitled to more than one vote or his proxy or other persons entitled to vote for him, as the case may be need not, if he votes, use all his votes or cast in the same way all the votes he uses.

		(e) The demand for a poll shall not prevent the continuance of a meeting from transacting any business other than the business in respect of which a poll has been demanded.
		VOTES OF MEMBERS
Votes of Members	102.	Subject to any right or restrictions for the time being attached to any class or classes of shares:
		(a) On a show of hands, every member present in person, shall have one vote; and
		(b) On a poll, the voting right of members shall be as laid down in Section 87 of the Act.

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Voting rights of preferential share holders	103.
Except as conferred by Section 87 of the Act, the holders of Preference Shares shall have no voting right. Where the holder of any Preference Share has a right to vote on any resolution in accordance with the provisions of Sub-Section 2 of Section 87 of the Act, his voting right on a poll as the holder of such share shall subject to the provisions of Section 89 and Sub-Section 2 of Section 92 of the Act, be in the same proportion as the Capital paid up in respect of the Preference Share bears to the total paid up equity capital of the company.

Procedure where Company is a member of the Company	104.
Where a Company or body-corporate (hereinafter called “Member Company”) is a member of the Company a person duly appointed by resolution in accordance with Section 187 of the Act to represent such member company at a meeting of the company shall not by reason of such appointment, be deemed to be a proxy and the production at the meeting of a copy of such resolution duly signed by one Director of such member Company and certified by him as a true copy of the resolution shall, on production at the meeting be accepted by the Company as sufficient evidence of the validity of his appointment. Such a person shall be entitled to exercise the same rights and powers, including the right to vote by proxy on behalf of the Member Company or body corporate which he represents as, that Member Company or body corporate could exercise if it were an individual member.

Votes by joint holders	105.
Where there are joint registered holders of any shares any one of such persons may vote at any meeting either personally or by proxy in respect of such shares as if he were solely entitled thereto and if more than one of such joint holders be present at any meeting either personally or by proxy then one of the said persons so present whose name stands first in the Register in respect of such shares shall alone be entitled to vote in respect thereof. Several executors or administrator of a deceased member in whose name any share stands shall for the purposes of this Article be deemed joint holders thereof.

Vote in respect of deceased, insolvent and minor members	106.
Any person entitled under the Transmission Article 67 to transfer any share may vote at any General Meeting in respect thereof in the same manner as if he were the registered holder of such shares, provided that forty-eight hours at least before the time of holding the meeting or adjourned meeting, as the case may be at which he purposes to vote, he shall satisfy the Directors of the right to transfer such shares or the Directors shall have previously admitted his right to vote at such meeting in respect thereof. If any member be a lunatic, idiot or non-composmentis, he may vote whether on a show of hands or at a poll by his committee, curator bonis or other legal curator and such last mentioned persons may give their votes by proxy on a poll. If any member is a minor, the vote in respect of his share may be given by his guardian. If more than one person

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		claims to exercise the right of vote under this clause, the Chairman of the meeting may select in his absolute discretion any one person and will accept his vote.

Voting rights on show of hands	107.
A member not personally present shall not be entitled to vote on a show of hands, unless such member is a Company or Corporation present by a representative duly authorised under section 187 of the Act in which case such representative may vote on show of hands as if he were a member of the Company.

Proxies permitted	108.	On a poll, votes may be given either personally or by proxy or in the case of a Company, by a representative duly authorised as aforesaid.
Appointment of Proxies	109.
Any member of a Company entitled to attend and vote at a general meeting of the Company shall be entitled to appoint another person (whether a member or not), as his proxy to attend and vote instead of himself but the proxy so appointed shall not have any right to speak at the meeting and shall not be entitled to vote except to vote on a poll.

Instrument appointing Proxy	110.
The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if such appointor is a body corporate under its common seal or the hand of its office or under the hand of Its attorney duly authorised. A proxy who is appointed for a specified meeting only shall be called a special proxy. Any other proxy shall be called a general proxy.

Proxies to be deposited at the office	111.
The instrument appointing a proxy and the Power of Attorney or other authority (if any) under which it is signed or a notarially certified copy of that power or authority shall be deposited at the office not less than forty-eight hours before the time for holding the meeting at which the person named in the instrument proposes to vote and in default, the instrument of proxy shall not be treated as valid.

When vote by proxy valid through Authority revoked	112.
A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the instrument or transfer of the shares in respect of which the vote is given, provided no intimation in writing of the death, insanity revocation or transfer shall have been received by the Chairman at the office before the meeting. Provided nevertheless, that the Chairman of any meeting shall be entitled to require such evidence as he may in his discretion think fit of the due execution of an instrument of proxy and that the same has not been revoked.

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Form of Proxy	113.	Every instrument appointing a special proxy shall, as nearly as circumstances admit, be in any of the forms as set out in Schedule IX to the Act.
Restriction on voting	114.
No member shall be entitled to exercise any voting rights, either personally or by proxy, at any meeting of the Company in respect of any shares registered in his name on which any calls or other sums presently payable by him have not been paid or in regard to which the Company has and has exercised any right of lien.

Admission or rejection of vote	115.
(i)            Any objection as to the admission or rejection of a vote, on a show of hands or on a poll made in due time shall be referred to the Chairman of the meeting who shall forthwith determine the same and such decisions shall be final and conclusive:

(ii)           No objection shall be raised as to the qualification of any voter except at meeting or adjourned meeting at which the vote objected to is given or tendered and every vote not disallowed at such meeting shall be valid for all purposes.

		DIRECTORS
Number of Directors	116.	The number of Directors of the Company shall not be less than three and not more than Twelve inclusive of all kinds of Directors on the Board.
		(a) The first directors of the Company shall be:
		1. SUBHASH CHAND AGGARWAL
		2. MAHESH CHAND GUPTA
		3. DAMODAR KRISHAN AGGARWAL
		4. DINESH CHAND GUPTA

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Appointment of Nominee directors	117.
(i)           Notwithstanding anything to the contrary contained in these Articles, so long as any moneys remain owing by the Company to the Industrial Development Bank of India (IDBI), Industrial Finance Corporation of India (IFCI), Industrial Credit and Investment Corporation of India Limited (ICICI) and Life Insurance Corporation of India (LIC) or to any other Finance Corporation or Credit Corporation or to any other Financing Company or Body or Bank out of any loans granted by them to the Company or so long as IDBI, IFCI, ICICI, LIC and Unit Trust of India (UTI) or any other Financing corporation or Credit Corporation or any other Financing Company or Body or Bank (each of which IDBI, IFCI, ICICI, LIC and UTI or any other Finance Corporation or Credit Corporation or any other Financing Company or Body or Bank is hereinafter in this Article referred to as “the Corporation”) continue to hold debentures in the Company by direct subscription or private placement, or so long as the Corporation holds shares in the Company as a result of underwriting or direct subscription or so long as any liability of the Company arising out of any guarantee furnished by the Corporation on behalf of the Company remains out-standing the Corporation shall have a right to appoint, from time to time, any person or persons as a Director or Directors, (which Director or Directors is/are hereinafter referred to as “Nominee Director/s”) on the Board of the Company and to remove from such office any person or persons so appointed and to appoint any person or persons in his or their place/s. Such appointment or-removal shall be made in writing by the corporation and shall be delivered to the Company at its Registered Office.

(ii)          The Board of Directors of the Company shall have no power to remove from office the Nominee Director/s. At the option of the Corporation, institution such Nominee Director/s shall not be required to hold any share qualification in the Company. Also at the option of the Corporation, institution such Nominee Director/s shall not be liable to retirement by rotation. The Nominee Director/s shall be entitled to the same powers and privileges and be subject to the same obligations as any other Director of the Company.

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(iii)        The Nominee Director/s so appointed shall hold the said office only so long as any moneys remain owing by the Company to the Corporation or so long as the Corporation holds Debentures in the Company as a result of direct subscription or private placement or so long as the Corporation holds shares in the company as a result of underwriting or direct subscription or the liability of the Company arising out of any Guarantee is outstanding and the Nominee Director/s so appointed in exercise of the said power shall ipso facto vacate such office immediately the moneys owing by the Company to the Corporation are paid off or on the Corporation ceasing to hold Debentures/Shares in the company or on the satisfaction of the liability of the Company arising out of any Guarantee furnished by the Corporation.

(iv)        The Nominee Director/s appointed under this Article shall be entitled to receive all notices of and attend all General Meeting, Board Meetings and all the Meetings of the Committee of which the Nominee Director/s is/are a member and also be entitled to receive all such notices and minutes.

(v)         The Company shall pay to the Nominee Director/s sitting fees and expenses which the other Directors of the company are entitled. Any expenses that may be incurred by the Corporation or such Nominee Director/s in connection with their appointment or Directorship shall also be paid or reimbursed by the Company to the Corporation or as the case may be to such Nominee Director/s.

(vi)        Provided that if any such Nominee Director/s is an officer of the Corporation the sitting fees, in relation to such Nominee Director/s shall also accrue to the Corporation and the same shall accordingly be paid by the company directly to the Corporation.

Debenture Directors	117.
(a)          Any trust deed for securing debentures or debentures- stocks may if so arranged provide for the appointment from time to time by the Trustees thereof or by the holders of the debentures or debenture-stocks of some persons to be the Directors of the Company and may empower such trustees or holders of debentures or debenture stocks from time to time to remove any Director so appointed. The Directors appointed under this Article is herein referred to as “The Debenture Director” and the term “Debenture Director” means the Directors for the time being in office under this

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Article. The Debenture Director shall not be bound to hold any qualification shares and shall not be liable to retire by rotation or be removed by the Company. The Trust Deed may contain such ancillary provisions as may be arranged between the Company and the Trustees and such provisions shall have effect notwithstanding any other provisions herein contained.

Appointment of Directors of the Company and proportion of those who are to retire by rotation	118.	Not less than two-third of total number of Directors of the Company shall:
(a) be persons whose period of office is liable to determination by retirement of Directors by rotation; and
(b) save as otherwise expressly provided in the Act, be appointed by the Company In General Meeting.
(c)          The investor Director shall be liable to retire by rotation in accordance with the provisions of the Act, but upon such retirement shall be eligible for re-appointment, and shall be duly re-apointed as Director and the Investor Director shall remain Director at all times up to the termination of the Agreement.

118A.
During the term of the Agreement, Investor shall be entitled to nominate and maintain in office, one (1) non-executive Director to the Board of the Company, and to propose the removal of any Director so appointed from office and to recommend the appointment of another in the place of the Director so removed, provided that the Board shall, as soon as practicable and in any event prior to the consideration of any other matter, upon notice from the Investor, remove such Director and appoint as Director such replacement designated or nominated by the Investor. The rights under the Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion.

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The Investor will also have an option to appoint such “observer” in SMC Group Companies. If the Investor exercises its option to appoint such “observer”, the Company shall and Promoters shall ensure that such “observer” has the right to attend and speak at all such meetings of the SMC Group Companies and receive all notices, agendas, draft resolutions, reports and other documents provided by or on behalf of SMC Group Companies to its directors. It is clarified that the “observer” shall have no rights to vote at any such meetings, of SMC Group Companies. The Company shall have and the Promoters shall have caused each of the SMC Group Companies to appoint a representative individual nominated by investor as an “observer with rights to attend all meetings of the board of directors, committees of the board of directors and the shareholders of each of the SMC Group Companies, if requested by the Investor at its discretion under this Article.”

Increase or reduction in number of directors	119.	The Company in the General Meeting may, subject to provision of the Article 116 and Section 259 of the Act, by special resolution increase or reduce the number of its Directors.
Power to appoint additional directors	120.
The Directors shall have powers, at any time and from time to time, to appoint any other person as a Director either to fill up a casual vacancy or as an addition to the Board but so that the total number of Directors shall not at any time exceed the maximum number fixed by the Articles. Any Director so appointed shall hold office only until the conclusion of the next following Annual General Meeting of the Company but shall be eligible for re-election at such Meeting.

Alternate Directors	121.
Subject to the provisions of Section 313 of the Act or any statutory modifications thereof, the Board shall have power to appoint any person to act as alternate director for a director during the later’s absence for a period of not less than three months from the State in which meetings of the directors are ordinarily held and such appointment shall have effect and such appointee, whilst he holds office as an alternate director, shall be entitled to notice of meetings of the Board and to attend and vote there at accordingly but he shall not require any qualification and shall ‘ipso facto’ vacates office if and when the absentee. Director returns to the State in which meetings of the Board are ordinarily held or if the absentee director vacates office as a director.

Directors need not hold any qualification shares	122.
A director need not hold any share in the Company in his name as his qualification shares but nevertheless shall be entitled to attend, speak and preside at any general meeting of the Company and at any separate meeting of the holders of any class of shares in the Company.

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Remuneration of directors	123.
Each Director, shall be paid a sitting fee not exceeding the amount as prescribed by Central Government, from time to time for each meeting of the Board of Directors or a Committee thereof attended by him, as may be decided by Board of directors of the Company. The directors may also be paid all the expenses as decided by the Board from time to time in attending the meeting of the Board or a Committee of Board.

Expenses of Directors	124.
In addition to the remuneration payable to the Directors under Article 123 hereof, the Directors may be paid all reasonable travelling, hotel and other expenses in attending and returning from the meetings of the Board of Directors or any Committee thereof or in connection with the business of the Company.

Extra remuneration of Directors	125.
Subject to Sections 198, 309, 310 and 314 of the Act, if any Director or Directors being willing shall be called upon to perform extra service or to make any special exertion in going or residing outside the office for any of the purposes of the Company or in giving special attention to the business of the Company, the Board may remunerate such Director either by fixed sum or by a percentage of profit or otherwise and such remuneration may be either in addition to or in substitution for any remuneration to which he may be ordinarily entitled.

Directors may act notwithstanding vacancy	126.
The continuing Directors may act notwithstanding any vacancy in the Board but, if and so long as their number is reduced below the quorum fixed by these presents for a meeting of the Board, the continuing directors of director may act for the purpose of increasing the number of directors to that fixed for the quorum or for summoning of general meeting of the Company, but for no other purpose.

When office of Director becomes vacant	127.	(1) The Office of a Director shall ‘ipso facto’ be vacated in any of the circumstances as set out in Section 283 of the Act or where he resigns from the office.
Director may be directors of Companies promoted by the Company	128.
A Director of the Company may be or become a Director of any Company promoted by this Company or in which it may be interested as vendor; shareholder or otherwise and no such director shall be accountable for any benefits received as a Director or members of such Company.

Conditions under which Directors may contract with the Company	129.
Subject to the provisions of Sections 297 and 299 to 301 of the Act, a Director shall not be disqualified from contracting with the Company either as vendor, purchaser or otherwise for goods, materials or services or for underwriting the subscription of any

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shares in or debentures of the Company nor shall any such contract or arrangement entered into by or on behalf of the Company with a relative of such Director or a firm in which such Director or relative is a partner or with any other partner in such firm or with a private Company of which such Director is a member or Director be void, nor shall any Director so contracting or being such member so interested be liable to account to the Company for any profit realised by such contract or arrangement by reason of such Director holding this office or of the fiduciary relation thereby established.

Power to remove Directors	130.
The Company may, subject to the provisions of Section 284 of the Act, by ordinary resolution of which special notice according to Section 190 of the Act has been given, remove any Director before the expiry of his period of office and may by ordinary resolution of which special notice has been given, appoint another person in his stead. A director so appointed shall hold office until the date upto which his predecessor would have held office if he had not been so removed. If the vacancy created by the removal of a Director under the provisions of this Article is not so filled by the meeting at which he is removed, the Board may at any time thereafter fill such vacancy under the provisions of Article 131.

Board may fill casual vacancies	131.
If the office of any Director appointed by the Company in General Meeting is vacated before his term of office will expire, in the normal course, the resulting vacancy may be filled by the Board at a meeting of the Board, but any person so appointed shall hold office only upto the date on which the Directors in whose place he is appointed would have held office if it had not been so vacated, provided that the Board shall not fill such a vacancy by appointing thereto any person who has been removed from the office of Directors under Article 130.

Rotation and Retirement of Directors	132.
(a)          At every Annual General Meeting, one third of such of the Directors for the time being as are liable to retire by rotation or, if their number is not three or a multiple of three, then the number nearest to one third shall retire from office. The retiring Directors shall retain his office until dissolution of the meeting at which his successor is elected. An ex-officio Directors shall not be liable to retire by rotation within the meaning of this Article.

(b)          The Directors to retire in every year shall be those who have been longest in office since their last election, but as between persons who became Directors on the same day those to retire shall, unless they otherwise agree amongst themselves, be determined by lot.

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Retiring Director eligible for re-election	133.	A retiring Director shall be eligible for re-election.
When candidate for office of director must give notice to file consent in writing	134.
No person not being a retiring Director, shall be eligible for election to the office of Director at any General Meeting unless he or some other member intending to propose him has, not less than fourteen days and not more than two months before the Meeting, left at the office a notice in writing signifying his candidature for the office of Director or the intention of such member to propose him as a candidate for that office as the case may be, along with a deposit of Rs. 500/- (Five Hundred Rupees) which shall be refunded to such person or as the case may be, to such member, if the person succeeds in getting elected as a Director.

	APPOINTMENT, REMOVAL AND ROTATION OF DIRECTORS
Vacancies to be filled in Annual General Meeting	135.
(a)          At an Annual General Meeting at which a Director retires by rotation, the Company may fill up the vacancy by appointing the retiring Director or some other person thereto. If the place of the retiring Director is not so filled and the meeting has not expressly resolved not to fill up the vacancy the meeting shall stand adjourned till the same day in the next week, at the same time and place or if that day is a public holiday, till the next succeeding day which is not a public holiday, at the same time and place.

(b)          If at the adjourned meeting also the place of the retiring Director is not filled up and that meeting also has not expressly resolved not to fill up the vacancy, the retiring Director shall be deemed to have been reappointed at the adjourned meeting unless:

		(i) at that meeting or at the previous meeting resolution for the reappointment of such Director has been put to the meeting and lost; or
		(ii) the retiring Director has by a notice in writing addressed to the Company or the Board, expressed his unwillingness to be so reappointed; or
		(iii) he is not qualified or is disqualified for appointment; or

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		(iv) a resolution whether special or ordinary is required for his appointment or re-appointment by virtue or any provisions of the Act; or
		(v) the proviso to Sub-Section (2) of Section 263 of the Act is applicable to the case.
		PROCEEDINGS OF DIRECTORS
Meetings of Directors	136.
(a)          The Directors may meet together for the dispatch of business and may adjourn and otherwise regulate their meetings and proceedings as they may think fit, subject to the provisions of Section 285 of the Act.

		(b) The Chairman, Director or any Officer authorised by the Directors may call a meeting of the Board of Directors.
(c)          Subject to the provisions of Sections 316, 372(5) and 386 of the Act, questions arising at any meeting shall be decided by a majority of votes and In case of an equality of votes the Chairman shall have a second or casting vote.

Notices	137.
“Notice of every meeting of the Board or a Committee thereof shall ordinarily be given in writing to every Director for the time being at his usual address. At least 7 (seven) days prior written notice shall be given to each of the Directors of any meeting of the Board or a committee or sub-committee of the Board where any Specified Matter are being considered. Every notice to an Investor Director shall also be sent to one of its designated addresses in India. A meeting of such Board or a committee meeting where Specified Matters are proposed to be considered may be held at shorter notice with the written consent (which may be signified by letter, facsimile or e-mail with receipt acknowledged) of a majority of Directors which shall include at least 1 (one) Investor Director.”

Quorum	138.
(a)           Subject to Section 287 of the Act, a quorum for the meeting of the Board of Directors shall be one third of its total strength (any fraction contained in that one- third being rounded off as one) or two Directors whichever is higher. Provided that where at any time the number of interested Directors exceed or is equal to two third of the total strength, the number of remaining Directors, that is to say the number of Directors who are not interested present at the meeting being not less than two shall be the quorum during such time.

		(b) If a quorum shall not be present within fifteen minutes from the time appointed for holding a meeting of the Board, it shall be adjourned until such date and time as the chairman shall appoint.

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(c)           “Notwithstanding any thing contained hereinabove, a quorum of the Board shall include at least 1 (one) Investor Director at the commencement and throughout the duration of the meeting where any Specified Matters are proposed to be or are considered. If the Investor Director is not present at any meeting of the Board (“Initial Meeting”), the meeting shall be adjourned to the same time and place in the next week (unless otherwise agreed by all the Directors) or if that day is not a day to the immediately succeeding business day. Not less than 5 (five) days notice shall be given of any adjourned meeting (“Adjourned Meeting”). At the Adjourned Meeting, the Board, in the absence of the Investor Director, the Board can decide upon matters other than the Specified Matters. If the Investor Director is unable to attend the Initial Meeting he shall on or before the date of the Adjourned Meeting convey in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Initial Meeting or the Adjourned Meeting. None of the Specified Matters will be taken up at the Shareholders Meeting (except an agenda item for dividend required under the Act to be taken-up at the Annual General Meeting of the Company) unless:  (i) it has been approved at the Board meeting with Investor Director voting in favor of such resolution, or (ii) the Investor Director has given his affirmative consent in writing to take-up and consider such Specified Matter at the Shareholders meeting. The Promoters and the Company in so far as the SMC Group Companies are concerned shall not exercise their voting rights at the Board and/or the Shareholders meeting against the decision conveyed by the Investor Director.”

Chairman may Summon Meetings	139.	The Chairman may, and on the requisition of a Director shall, at any time summon a meeting of the Board.
Power to appoint Chairman	140.
The Directors, may choose some one of their numbers to be chairman and the Director so chosen shall continue as Chairman until otherwise determined by the Board. If at any meeting of the Board, the Chairman be not present within fifteen minutes after the time appointed for holding the same, the Directors present shall choose some one of their numbers to be the Chairman of such meeting.

Power to the Board Meetings	141.
A meeting of Board at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions by or under the Articles or the Act for the time being vested in or exercisable by the Board.

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Power to appoint committee and to delegate powers	142.
Subject to the provisions of Section 292 and 293 of the Act, the Board may from time to time delegate any of its powers to a powers committee consisting of such member or members of their body, managers and other officers of the Company as it may think fit and may, from time to time, revoke such delegation. Any committee so formed shall, in exercise of the powers so delegated, confirm to any regulations that may from time to time, be imposed upon it by the Board. The meetings and proceedings of any such committee, consisting of two or more members shall be governed by the provisions hereinafter contained for regulating the meetings and proceedings of the Directors, so far as the same are applicable thereof and are not superseded by any regulations made by the Directors under this clause.

“The Investor Director shall be entitled to attend all committees and sub-committees (by whatever name called) of the Board. The Investor Director shall be a necessary part of the quorum for every meeting of the committee or sub-committee of the Board where any Specified Matters are considered.”

When Act or Directors or Committees valid	143.
All acts done at any meeting of the Directors or of a Committee or by any person acting as a Director, shall notwithstanding that it may afterwards be discovered that there was some defect in the appointment of such Directors or person acting as aforesaid or that they or any of them were disqualified be as valid as if every such Director or person had been duly appointed and was qualified to be a Director or a member of a Committee.

Resolution by circulation	144.
Save for the purposes of Sections 262, 292, 297, 316, 372(5) and 386 of the Act, a resolution shall be valid and effectual as if had been passed at a meeting of the Directors or of the Committee thereof duly called and constituted if it is circulated in draft together with the necessary papers, if any, to all the Directors or to all the members of the committee, then in India (not being less in number than the quorum fixed for a meeting of the Board or Committee, as the case may be) and to all other Directors or members at their usual address in India and has been approved by such of the Directors or members as are then in India or by a majority of such of them, as are entitled to vote on the resolution.

“This shall not be applicable to any Specified Matter. A notice with at least 7 (seven) days shall be circulated for any circular resolution considering Specified Matters. The draft of the resolution must be circulated to all Directors including the Investor Director and as regards the Investor Director a copy shall also be sent to one of its designated addresses in India. Each circular resolution must be in writing and will be deemed to have been passed only when signed by the Investor Director on any Specified Matter.”

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144A.
“The Promoters and the Promoter Group and the Company, in so far as the SMC Group Companies is concerned undertake to ensure that they, their representatives and proxies representing them at the general meetings of the Company and the SMC Group Companies, shall at all times exercise their votes and through their respective appointed/nominated Directors (or alternate Directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually implement the spirit, intent and specific provisions of the Agreement and the respective Articles of Association. If a resolution contrary to the terms of the Agreement is passed at any meeting of shareholders or at any meeting of the Board or any committee or sub-committee thereof, such resolution shall be null and void.

Each Promoter shall vote all of its Equity Shares, and shall take all other actions necessary, to (i) ensure that the Company’s Memorandum and Articles of Association facilitate and do not at any time conflict with any provision of this Agreement, and (ii) to ensure compliance by the Company of its obligations hereunder. “

MINUTES
145.
(a)           The Board shall, in accordance with the provisions of Section 193 of the Act, cause minutes to be kept of proceedings of every general meeting of the Company and of every meeting of the Board or of every Committee of the Board.

(b)          Any such minutes of proceedings of any meeting of the Board or of any Committee of the Board or of the Company in general meeting, if kept in accordance with the provisions of Section 193 of the Act, shall be evidence of the matters stated in such minutes.

POWER OF THE BOARD
General Powers of the Company vested in the Board	146.	Subject to the provisions of the Act, control of the Company shall be vested in the Board, who shall be entitled to exercise all such

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powers and to do all such acts and things as the Company is authorised to exercise and do, provided that the Board shall not exercise any power or do any act or thing which is directed or required whether by the Act or any other statute or by the Memorandum of Association of the Company or by these Articles or otherwise, to be exercised or done by the Company in General Meeting. Provided further, that in exercising any such powers or doing any such Act or thing the Board shall be subject to the provisions in that behalf contained in the Act or any other statute or in the Memorandum of Association of the Company or in these Articles or in any regulations made by the Company in General Meeting but no regulations, made by the Company in General Meeting shall invalidate any prior act(s) of the Director which would have been valid if that regulation had not been made.

Power to keep foreign register	147.
The Company may exercise the powers conferred on it by Sections 157 and 158 of the Act with regard to keeping of a foreign Register and the Board may (subject to the provisions of these sections) make and vary such regulations as it may think fit in respect of the keeping of any such register.

Debentures	148.
Every debenture or other instrument issued by the Company for securing the payment of the money may be so framed that the moneys thereby secured shall be assigned free from any equities between the Company and the person to whom the same may be issued. Any debentures debenture stock bonds or other instruments or securities may be issued at a discount, premium or otherwise and may be issued on a condition that they shall be convertible into any shares of any denomination and with any special privileges as to redemption, surrender, drawing and allotment of shares or otherwise, provided that the debentures with right to conversion into or allotment of shares shad not be issued without the consent of the Company in General Meeting.

Directors may pay commission	149.
The Directors may at any time pay or agree to pay Commission to any person in consideration of his subscribing, underwriting or agreeing to subscribe or underwrite (whether absolutely or conditionally) debentures, shares of the Company, but so that if the commission shall be paid or be payable out of the capital, the statutory conditions and requirements shall be observed and compiled with.

Drawings of negotiable and other instruments	150.
All cheques, promissory notes, drafts, bundles, bills of exchange and other instruments and other negotiable instruments and all receipts for the moneys paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by the Managing Director or by such person and in such manner as the Board shall, from time to time, by resolution determine.

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Management of Company’s Affairs abroad	151.
The Board may make such arrangement as may be thought fit for the management of the Company’s affairs abroad and may for the purpose (without prejudice to the generality of their powers) appoint legal boards, and agents and fix their remuneration and delegate to them such powers as may be deemed requisite or expedient.

Specific powers given to the Directors	152.
Without prejudice to the general powers conferred by the last preceding Articles and other powers conferred by these presents but, subject, however to Sections 292, 293, 294, 295, 297 and 314 of the Act it is hereby expressly declared that the Directors shall have the following powers:

		(1) To pay the costs, charges, preliminary and incidental to the promotion, formation, establishment and registration of the Company.
(2)          To pay for any property, rights or privileges acquired by or services rendered to the Company, either wholly or partially in cash or in shares, bonds, debentures or other securities of the Company and any such shares may be issued either as fully paid up or with such amount credited as paid up thereon as may be agreed upon, and any such bonds, debentures or other securities may be either specifically charged upon all or any part of the property of the Company and its uncalled capital or not so charged.

(3)          To purchase or otherwise acquire for the Company and property, rights or privileges which the Company is authorised to acquire at such price and generally on such terms and conditions as they think fit.

		(4) To secure fulfilment of any contracts or engagement entered into by the Company by mortgage or charge of all or any of the property of the Company or in such other manner as they may think fit.
(5)          To appoint, and at their discretion remove or suspend such managers, secretaries, experts and other officers, clerks, agents and servants for permanent, temporary or special services as they may from time to time think fit and determine their powers and duties and fix their salaries or emoluments and to require security in such instances and to such amounts as they think fit.

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(6)         To appoint any person (whether incorporated or not) to accept and to hold in trust for the Company any property belonging to the Company or in which it is interested or for other purposes and to execute and do all such deeds and things as may be requisite in relation to any such trust and to provide for the remuneration of such trustee or trustees.

(7)          To institute, conduct, defend, compound, refer to arbitration or abandon any legal proceedings by or against the Company or its officers or otherwise concerning the affairs of the Company and also to compound and allow time for payment in satisfaction of any debts, dues and of any claims or demands by or against the Company and act on behalf of the Company in all matters relating to bankrupts and insolvents, apply and obtain Letters of Administration, provided that the Board shall not except with the consent of the general meeting remit for give time for the repayment of any debt by a Director.

(8)          To refer any claims or demands by or against the Company, or to enter into any contract or agreement for reference to arbitration and to observe, enforce, perform, compound or challenge such awards.

(9) To make and give receipts, releases and other discharges for money payable to the Company and for the claims and demands of the Company.
(10) To act as trustees in composition of the Company’s debtors.
(11) To make, vary and repeal bye laws for regulation of business of the Company and the duties of officers and servants.
(12)        Subject to the provisions of the Act and in particular subject to Sections 309 and 310 of the Act, to give a Director, any officer or any other person whether employed or not by the Company a commission on the profits of any particular business or transaction or share in the general profits of the Company and such commission or share of profits shall be treated as part of the working expenses of the Company.

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(13)        At any time, and from time to time, by power of attorney under the seal of the Company, to appoint any person or persons to be the attorney of the Company in India or abroad for such purposes and with such powers, authorities and discretion and for such period and subject to such conditions as the Directors may from time to time think fit and any such appointment may be made in favour of any Company or the members, Directors, nominees or managers of any Company of firm or otherwise in favour of fluctuating body of persons whether nominated directly or indirectly by the Directors and any such power of attorney may contain such powers enabling any such delegates or attorneys as aforesaid to sub-delegate all or any of the powers, authorities and discretion for the time being vested in them.

(14)        With the sanction of the Board to execute in the name and on behalf of the Company, in favour of any Director or other person who may incur or be about to incur any personal liability on behalf of the Company, such mortgages of the Company’s property (present and future) as they think fit and any such mortgage may contain a power of sale and any such powers, convenient and provisions as shall be agreed upon or other agreements as may be thought fit.

(15)        In conformity with Section 293 (1) (c) and 372 of the Act to invest and deal with any of the moneys of the Company in such manner as they may think fit and from time to time to vary or realise such investments.

(16)        To enter into all such negotiations and contracts, rescind and vary all such contracts and execute and do all such acts, deeds and things in the name and on behalf of the Company as they may consider expedient for or in relation to any of the matters aforesaid or otherwise for the purpose of the Company.

(17) To act jointly or severally in all or any of the powers conferred on them.
(18) To comply with the instruments of the Act or any other local law which in their opinion shall, in the interests of the Company be necessary or expedient to comply with.

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(19)        To delegate all or any of the powers, authorities and discretions for the time being vested in them and in particular, from time to time provide by the instrument of an attorney or attorneys for the management and transaction of the affairs of the Company in any specified locality in such manners as they may think fit.

(20)        To provide for the welfare of employees or ex-employees of the Company and the wives, widows and families or the dependants or connections of such persons by building or contributing to the building of houses, dwelling or chawls or by grants of money, pensions, allowances, bonuses or other payments or by creating and from time to time subscribing or contributing to provident fund and other associations, institutions, funds or trusts and by providing or subscribing or contributing towards places of instructions and recreations, hospitals and dispensaries and all other kinds of medical relief.

(21)       Subject to Section 293 (1) (e) of the Act to subscribe or contribute or otherwise to assist or to grant money to charitable, benevolent, religious, national, social, scientific, literary, educational, medical or other institutions, the object of which shall have any moral or other claim for support for aid by the Company either by reason of locality of operation or of public and general utility or otherwise.

(22) To open and deal with the current accounts, overdraft accounts and any other accounts with any bank or banks for carrying on any business of the Company.
(23) To sell or dispose of any of the properties of the Company to any person in consideration of cash payment in lump sum or instalments or in return for any other services rendered to the Company.
(24) To get insured any or all the properties of the Company and any or all the employees and their dependants against any or all risks.
(25) To appoint and nominate any person or persons to act as proxy or proxies for the purpose of attending or voting on behalf of the Company at a meeting of any Company or Association.

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(26) To appoint purchasing and selling agents for the purchase and the sale of the Company’s requirements and products respectively.
(27)        Before declaring any dividend to set aside such portion of the profits of the Company as they may think fit, to form a fund to provide for the pension, gratuities or compensation or create a provident fund or benefit fund in such manner as the Directors may deem fit.

(28)        To realise, compound and allow time for the payment or satisfaction of any debts due to or by the Company and any claims or demands by or against the Company and to refer any claims or demands by or against the Company to arbitration and observe and perform the awards.

(29)        To borrow or raise or secure the payment of money in such manner as the Company shall think fit and in particular by the issue of debentures or debenture-stock, perpetual or otherwise, charged upon all or any of the Company’s property (both present and future) including its uncalled capital and to purchase, redeem or pay off any such securities.

		LOCAL MANAGEMENT
Local Management	153.
The Board of Directors may, from time to time, provide for the management and transaction of the affairs of the Company in any specified locality whether at home or abroad in such manner as they think fit and the provisions contained in the three next following Articles shall be without prejudice to the general powers conferred by this Article but, subject to the provisions of Sections 292 to 297 of the Act.

Local Board delegation	154.
The Board of Directors, from time to time and at any time, may establish any local boards or agencies for managing any of the affairs of the Company in any such specified locality and may appoint any persons to be members of such local boards or any managers or agents and may fix their remuneration. And the Directors, from time to time and at any time, may subject to the provisions of Sections 292 to 297 of the Act, delegate to any person so appointed any of the powers and authorities and discretions for the time being vested in them and may authorise the members for the time being of any such local boards or any of them to fill up vacancies therein and to act notwithstanding vacancies and any such appointment or delegations may be made on such terms and conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation.

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Power of attorney	155.
The Board of Directors may, at any time and from time to time, by powers of attorney under the Company’s Seal, appoint any person or persons to be the attorneys of the Company for such purposes and subject to the provisions of Sections 292 to 297 of the Act, with such powers, authorities and discretion not exceeding those vested in or exercisable by the Directors under these presents and for such period and subject to such conditions as the Directors may, from time to time, think fit and any such appointment may, if the Directors think fit, be made in favour of the members or of any Company or of the members, directors nominees or managers of the Company or firm or in favour of any fluctuating body or persons, whether nominated directly or indirectly by the Directors and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorneys as the Directors think fit.

Sub-delegation	156.	Any such delegate or attorneys aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities and discretion for the time being vested in them.
		MANAGING/WHOLE-TIME DIRECTORS
Appointment of Managing/whole time Directors	157.
The Company by ordinary resolution or the Directors may, subject to the provisions of Sections 268, 269 and 314 of the Act, from time to time, appoint one or more of the Directors to be Managing Director or Managing Directors or other whole-time Directors of the Company, for a term not exceeding five years at a time and may, from time to time, (subject to the provisions of any contract between him or them and the Company) remove or dismiss him or them from office and appoint another or others in his or their place or places and the remuneration of Managing or Whole-Time Director by way of salary and commission shall be in accordance with the provisions of Schedule XIII of the Act, or as decided by members in general meeting.

What provisions he will be subject to	158.
A Managing or whole time Director shall not, while he continues to hold that office, be subject to retirement by rotation but subject to the provisions of any contract between him and the Company he shall be subject to the provisions as to resignation and removal as the other Directors of the Company and he shall ‘ipso facto’ and immediately, cease to be a Managing Director or whole-time Director if he ceases to be a Director from any cause.

	159.	Subject to the provisions of Section 198, 309, 310 and 311 of the Act, a Managing Director or whole-time Director shall in addition to the usual remuneration payable to him as a Director of the

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		Company under these Articles, receive such additional remuneration as may, from time to time, be sanctioned by the Company and may be by way of fixed salary or at a specified percentage of the net profits of the Company or both, provided that such percentage shall not exceed five percent for any one Managing or whole-time Director and 10% (ten percent) for all of them together.

	160.
The Directors may, subject to the provisions of Sections 291 to 297 of the Act, from time to time, entrust to and confer upon a Managing Director, or whole-time Director for the time being such of the powers exercisable under these presents by the Directors as they may think fit and may confer such powers for such time and to be exercised for such objects and purposes and upon such terms and conditions and with such restrictions as they think expedient and they may confer such powers either collaterally with or the exclusion of and substitution for, all or any of the powers of the Directors in that behalf and may, from time to time, revoke, withdraw, alter or vary all or any such powers.

		MANAGER
	161.
Subject to the provisions of the Act, and part I of Schedule XIII of the Act, the Board shall have power to appoint or employ any person to be the Manager of the Company upon such terms and conditions as the Board thinks fit and the Board may subject to the provisions of Section 292 and 293 of the Act, vest in such manager such of the powers, vested in the Board generally, as it thinks fit and such powers may be made exercisable for such period or periods and upon such conditions and subject to such restrictions as it may determine and at such remuneration, subject to Section 387 of the Act, as it may think fit.

	162.	A Director may be appointed as Manager, subject to Sections 314, 386 and 388 of the Act.
		SECRETARY
Director maybe appointed as Manager/Secretary	163.
Subject to Section 383A of the Act, the Board may, from time to time, appoint or employ and at their discretion to remove any person to be the Secretary of the Company upon such terms, conditions and remuneration as it thinks fit, to perform any functions which by the Act or the Articles for the time being of the Company are to be performed by the Secretary and to execute any other purely ministerial or Administrative duties which may, from time to time, be assigned to the Secretary by the Board. The Board may also at any time appoint some person (who need not to be the Secretary) to keep the registers required to be kept by the Company.

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Directors maybe appointed as Secretary	164.	Subject to the provisions of the Act, a Director may be appointed as Secretary.
		THE SEAL
Directors to provide a Common Seal and its custody	165.
(a)          The Directors shall provide a common seal for the purpose of the Company and shall have power from time to time to destroy the same and substitute a new seal in lieu thereof and the Directors shall provide for the safe custody of the seal.

Use of seal
(b)          The Seal shall not be affixed to any instrument except in the presence of a director or an officer duly authorised who shall sign every instrument to which the seal shall be affixed. Provided, nevertheless, that any instrument other than a share certificate bearing the seal of the Company and issued for valuable consideration shall be binding on the Company notwithstanding any irregularly touching the authority of the Board to issue the same. Provided further that in respect of issue of share certificates the provisions of the Companies (Issue of Shares Certificates) Rules, 1960 shall apply.

Use of Official Seal outside India		(c) The Directors may provide for use in any territory outside India an Official seal subject to the provisions of the Section 50 of the Act.
		ANNUAL RETURNS
Annual Returns	166.	The Company shall make the requisite Annual Return in accordance with Sections 159 and 161 of the Act.
		RESERVES
Reserves	167.
The Board may subject to Section 205 (2A) of the Act from time to time before recommending any dividend set apart any portion of the profits of the Company as it thinks fit as reserves to meet contingencies or for the liquidation of any debentures, debts or other liabilities of the Company or for equalisation of dividends or for repairing, improving or maintaining any of the property of the Company and for such other purposes of the Company as the Board in its absolute discretion thinks conducive to the interest of the Company and may, subject to the provisions of Section 372 of the Act, invest the several sums so set aside upon such investment (other than shares in the Company) as it may think fit and may

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from time to time deal with and vary such investments and dispose all or any part thereof for the benefit of the Company and may divide the reserves into such special funds as it thinks fit, with full power to employ the reserve or any part thereof in the business of the Company and that without being bound to keep the same separated from the other assets. The Board may also carry forward any profits which it may think prudent not to divide without setting them aside as a reserve.

Investment of the money	168.
All moneys carried to the reserves shall nevertheless remain and be the profits of the Company. Subject to due provisions being made for actual loss or depreciation, for the payment of dividends and such moneys and all other moneys of the Company not immediately required for the purposes of the Company may subject to the provisions of Sections 370 and 372 of the Act, be invested by the Board in or upon such investments or securities as it may select or may be used as working capital or be kept at any Bank or deposit or otherwise as the Board may from time to time think proper.

		CAPITALISATION OF PROFITS
Capitalisation	169.	(1) The Company in General Meeting may, upon the recommendation of Board, resolve:

(a)          to capitalise whole or any part of the amount for the time being standing to the credit of any of the Company’s reserve account or to the credit of the profit and loss account or otherwise available for distribution, and

(b)          that such sum be accordingly set free for distribution in the manner specified in clause (2) amongst the members who would have been entitled thereto, if distributed by way of dividend and in the same proportions.

		(2) The sum aforesaid shall not be paid in cash but shall be applied subject to the provisions contained in clause (3), either in or towards:

		(i) paying up any amounts for the time being unpaid on any shares held by such members respectively.

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(ii) paying up in full, unissued shares of the Company to be allotted and distributed, credited as fully paid up, to and amongst such members in the proportion aforesaid or
(iii) partly in the way specified in sub-clause (i) and partly in that specified in sub-clause (ii).
(3)          A share premium account and a capital redemption reserve fund may, for the purposes of this Article, only be applied in the paying up of unissued shares to be issued to members of the Company as fully paid bonus shares.

(4) The Board shall give effect to the resolution passed by the Company in pursuance of this article.

Board may make appointments	170.	(1) Whenever such a resolution as aforesaid shall have been passed, the Board shall:
(a) make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares if any; and
(b) do all acts and things required to give effect thereto.
(2) The Board shall have full powers:
(a) to make such provisions, by the issue of fractional certificates or by payment in cash or otherwise as it thinks fit, in the case of shares becoming distributable in fractions.
(b)         to authorise any person to enter, on behalf of the members, entitled thereto, into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares to which they may be entitled upon such capitalisation or (as the case may require) for the payment by the Company on their behalf by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts or any part of the amounts remaining unpaid on their existing shares.

(3) Any agreement made under such authority shall be effective and binding on all such members.

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		INTEREST OUT OF CAPITAL
Interest out of capital	171.
Where any shares are issued for the purposes of raising money to defray the expenses of the construction of any work or building or the provisions of any plant, which cannot be made profitable for a lengthy period, the Company may pay interest on so much of the share capital as is for the time being paid up, for the period, at the rate and subject to the conditions and the restrictions imposed by Section 208 of the Act and may charge the sum so paid by way of interest on Capital as part of the cost of construction of the work or building or the provisions of Plant.

		DIVIDENDS
How profit shall be divisible	172.
Subject to the rights of members entitled to a share (if any) with preferential or special rights attached thereto the profits of the Company which shall from time to time be determined to be divided in respect of any year or other period shall be applied in the payment of dividend on the Equity shares of the Company, but so that the holder of partly paid up share shall be only entitled to such proportion of the distribution upon a fully paid up share proportionally to the amount paid or credited thereon during any portion or portions of the period in respect of which the dividend is paid, but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly. Where capital is paid in advance of calls upon the footing that the same shall carry interest, such capital shall not, whilst carrying interest, confer a right to dividend or to participate in profits.

Dividends	173.
The profits of the Company, subject to any special rights relating thereto created or authorised to be created by these presents and subject to the provisions of these Articles, shall be divisible among the members in proportion to the amount of capital paid up on the Shares held by them respectively.

Declaration of Dividends	174.
The Company, in Annual General Meeting may declare a dividend to be paid to the members according to their rights and interests in the profits and may, subject to the provisions of Section 207 of the Act, fix the time for payment.

Amount of dividend	175.	No larger dividend shall be declared than that recommended by the Board, but the Company in general meeting may declare a smaller dividend.
Dividends out of profits only	176.	No dividend shall be payable except out of the profits of the Company or out of moneys provided by the Central or State Government for the payments of dividend in pursuance of any

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		guarantee given by such Government and no dividend shall carry-interest against the Company.

What to be deemed to be net profits	177.	The declaration of the Board as to the amount of net profits of the Company shall be conclusive.
Interim Dividend	178.
The Directors, if in their opinion the position of the Company justifies may from time to time without the sanction of a general meeting pay interim dividend to one or more classes of shares to the exclusion of others at rates which may differ from class to class and when declaring such dividend they should satisfy themselves that the preference shares which have prior claim in respect of payment of dividend shall have their entire rated dividend at the time of final preparation of the accounts for the period.

Debts may be Deducted	179.
No member shall be entitled to receive payment of any dividend or interest in respect of his share or shares whilst any money may be due or owing from him as is presently payable to the Company in respect of such share or shares or otherwise on account of any debts, liabilities or engagements of the members of the Company, either alone or jointly with any other person or persons and the Directors may deduct from the dividend or interest payable to any member all sums of money so due from him to the Company, subject to Section 205-A of the Act.

Dividend and call together	180.
Any general meeting declaring a dividend may make a call on the members of such amount as the meeting fixes, but so that the call on each member shall not exceed the dividend payable to him and so that the call be made payable at the same time as the dividend and the dividend may if so arranged between the Company and the member, be set off against the call, subject to Section 205-A and 205-B of the Act. The making of a call under this Article shall be deemed ordinary business of an annual general meeting which declares dividend.

Effect of Transfer	181.	A transfer of share shall not pass the right to any dividend declared there to before the registration of the transfer by the Company.
Retaining of dividend under transmission clause	182.
Subject to Section 205-A of the Act, the Directors may retain the dividends payable upon shares in respect of which any person is under the Transmission Article entitled to become a member or which any person under that Article is entitled to transfer until such person shall become a member in respect thereof or shall duly transfer the same.

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Dividend, right share and bonus share to be held in abeyance	183.	Subject to the provisions of Section 206A of the Act the right to dividend, right shares and bonus shares shall be held in abeyance pending registration of transfer shares.
Where any instrument of transfer of shares has been delivered to any Company for registration and the transfer of such shares has not been registered by the Company, it shall notwithstanding anything contained in any other provision of this Act, shall

(a)          transfer the dividend in relation to such shares to the special account referred to in Section 205-A of the Act, unless the Company is authorised by the registered holder of such shares in writing to pay such dividend to the transferee specified in such instrument of transfer; and

(b)           keep in abeyance in relation to such shares any offer of rights shares under clause (a) of sub-section (1) of section 81 and any issue of fully paid-up bonus shares in pursuance of sub-section (3) of section 205 of the Act.

Retaining of dividend on which the Company has lien	184.
Subject to Section 205-A of the Act, the Board may retain any dividend on which the Company has a lien and may apply the same in or towards satisfaction of the debts, liabilities or engagement in respect of which the lien exists.

Joint Holders	185.	Any one of several persons who are members registered jointly in respect of any share may give effectual receipts for all dividends, bonuses and any other payments in respect of such shares.
Notice of any dividend	186.	Notice of any dividend, whether interim or otherwise, shall be given to the person entitled to share therein the manner hereinafter provided.
Payment by post	187.
Unless otherwise directed in accordance with Section 206 of the Act, any dividend may be paid by cheque or warrant sent through the post to the registered address of the member or person entitled thereto or in the case of joint-holders to the registered address of that one whose name stands first on the register in respect of the joint holding or to such person and at such address as the member or person entitled or such joint holders as the case maybe, direct and every cheque or warrant so sent shall be made payable to the order of the person to whom it is sent or to the order of such other person as the member or person entitled or such joint holders as the case may be direct.

Unclaimed Dividends	188.	All unclaimed or unpaid dividends shall be dealt with as per Section 205A of the Act and Rules made thereunder.

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	189.
The Company shall not be responsible for the loss of any cheque, dividend warrant or postal order sent by post in respect of dividends, whether by request or otherwise, at the registered address or the address communicated to the office before hand by the member or for any dividend lost to the member or person entitled thereto by the forged endorsement of any cheque or warrant or the fraudulent recovery thereof or by any other means.

		BOOKS AND DOCUMENTS
Books of Account to be kept	190.	The Directors shall cause to be kept in accordance with Section 209 of the Act, proper books of accounts with respect to:
		(a) all sums of money received and spent by the Company and the matters in respect of which the receipt and expenditures take place.
		(b) all sales and purchases of goods by the Company.
		(c) the assets and liabilities of the Company.
Inspection by member	191.	(a) The books of accounts shall be kept at the Registered Office or at such other place as the Board thinks fit and shall be open to inspection by the Directors during business hours.

(b)          Printed copy of every Balance Sheet (including Profit and Loss Account, the Auditor’s Report and every other document required by law to be annexed or attached as the case may be, to the Balance Sheet) which is to be laid before the Company in Annual General Meeting shall be made available for inspection at the Registered Office of the Company during working hours for a period of twenty one days before the date of the meeting. A statement containing the salient features of such documents in the prescribed form or the copies of the documents aforesaid, as the Company may deem fit will be sent to every member of the Company and to every trustee for the holders of any debentures issued by the Company, not less than twenty-one days before the date of the meeting, subject to the provisions of Section 219 of the Act.

	192.
The Directors shall, from time to time, subject to the provisions of Sections 168, 196 and 219 of the Act, determine whether and to what extent and at what time and places and under what conditions, the documents and registers or any of them maintained by the Company of which inspection is allowed by the Act, shall be kept open for the inspection of the members. Till decided

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		otherwise by the Board such documents and registers shall be kept open for inspection to the persons entitled thereto between 11 A.M. to 1 P.M. on all working days. No member (not being a Director) shall have any right to inspection of any account or book or document of the Company except as conferred by law or by Act or authorised by the Directors or by resolution of the Company in general meeting and no member not being a director shall be entitled to require or receive any information concerning the business, trading or customers of the Company or any trade secret or process of or used by the Company.
		AUDIT
Audit	193.	Once at least in every year, the books of accounts of the Company shall be examined by one or more Auditor or Auditors.
Appointment of Auditors	194.
The Company at each Annual General Meeting shall appoint an Auditor or Auditors to hold office until the conclusion of next Annual General Meeting and their appointment, remuneration, rights and duties shall be regulated by Sections 224 to 227 of the Act.

Branch audit	195.	Where the Company has a branch office, the provisions of Section 228 of the Act, shall apply.
Rights of Auditor to attend general meeting	196.
All notices of and other communications relating to any General Meeting of the Company which any member of the Company is entitled to have been sent to him shall also be forwarded to the Auditor of the Company and the Auditor shall be entitled to attend any General Meeting and to be heard at any General Meeting which he attends on any part on the business which concerns him as an auditor.

Auditor’s report to be read	197.	The Auditor’s Report shall be read before the Company in Annual General Meeting and shall be open to inspection by any member of the Company.
When account to be deemed to be settled	198.
Every Balance Sheet and Profit and Loss Account of the Company when audited and adopted by the Company in Annual General Meeting shall be conclusive, in respect of transactions of the Company for the relevant year.

		SERVICE OF NOTICE AND DOCUMENTS
Service of documents and notice to members	199.	The Company shall comply with the provisions of Sections 53, 172 and 190 of the Act as to the serving of notices.

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Accidental omission not to invalidate	200.	The accidental omission to give notice to or the non-receipt of notice, by any member or other person to whom it should be given shall not invalidate the proceedings at the meeting.
Transferees etc. bound by prior notice	201.
Every person who by operation of law, transfer or other means whatsoever shall become entitled to any share, shall be bound by every notice in respect of such share which previous to his name and address being entered in the Register, shall be duly given to the person from whom he derives his title to such share.

Mode of Signature	202.	The Signature to any notice to be given by the Company may be written printed or lithographed.
Member deceased	203.
Any notice or document delivered or sent by post to or left at the registered address of any member in pursuance of these Articles shall, notwithstanding such member be then deceased and whether or not the Company has notice of his death, be deemed to have been duly served in respect of any share whether registered solely or jointly with other persons, until some other person be registered in his stead as the member in respect thereof and such service for all purposes of the Articles be deemed a sufficient service of such notice or document on his or her heirs, executors or administrators and all persons, if any, jointly interested with him or her in any such share.

When notice may be given advertisement	204.	Any notice required to be given by the Company to the members or any of them and not expressly provided for by these Articles or by the Act shall be sufficiently given if given by advertisement.
How to be advertised	205.
Any notice required to be or which may be given by advertisement shall be advertised once in one or more vernacular newspapers circulating in the neighbourhood of the registered office. Any notice by advertisement shall be deemed to have been given on the day on which the advertisement shall first appear.

		RECONSTRUCTION
Reconstruction	206.
On any sale of the whole or any part of the undertaking of the Company, the Board or the Liquidators on a winding up may, if authorised by special resolution, accept fully paid or partly paid-up shares, debentures or securities of any other Company, whether incorporated in India or not either then existing or to be formed for the purchase in, the whole or in the part of the property of the Company and the Board (if the profits of the Company permit) or the Liquadators (in a winding up) may distribute such shares or securities or any other property of the Company amongst the members without realisation or vest the same in trustees for them and any special Resolution may provide for the distribution or

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appropriation of cash, shares or other securities, benefits or property, otherwise than in accordance with the strict legal rights of the member, contributors of the Company and for the valuation of any such securities or property at such price and in such manner as the meeting may approve and all holders of shares shall subject to the provisions of Section 395 of the Act be bound to accept and shall be bound by any valuation or distribution so authorised and waive all rights in relation thereto save only in case the Company is proposed to be or is in course of being wound up and subject to the provision of Section 494 of the Act as are in capable of being varied or excluded by these Articles.

WINDING UP
Rights of preference s hare holders	207.
On winding up preference shares will rank, as regards capital, in priority to equity shares, to the extent of the paid up value of the said shares but to no other rights of participating in its assets.

Distribution of Assets	208.
(1)          Subject to the provisions of the Act, if the Company shall be wound up, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by the Act, divide amongst contributors in specie or in kind the whole or any part of the assets of the Company whether they shall consist of property of the same kind or not.

(2)          For the purpose aforesaid, the liquidator may set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the members of different classes of members.

(3)         The liquidator may, with the like sanction of a Special Resolution, vest the whole or any part of such assets in trustees upon such Trusts for the benefit of the contributors or any of them as the liquidator shall think fit.

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Distribution of assets in specie	209.
(1)          In the event of the Company being wound up the holders of preference shares, if any, shall be entitled to have the surplus assets available for distribution amongst members as such applied in the first place in repayment to them of the amount paid up on the preference shares held by them respectively and any arrears of dividend up to the commencement of the winding up, whether declared or not. If the surplus assets available as aforesaid shall be insufficient to repay the whole of the amount paid up on the preference shares and any arrears of dividend, such assets shall be distributed amongst the holders of preference shares so that the losses shall be borne by the holders of preference shares as nearly as may be in proportion to the capital paid up or which ought to have been paid up on the shares held by them at the commencement of the winding up and the arrears of dividend as aforesaid.

(2)          The assets, if any, available for distribution after payment to the preference share-holders as aforesaid shall be distributed amongst the holders of equity shares in proportion to the Capital, at the commencement of the winding up, paid up or which ought to have been paid up on the shares in respect of which they were respectively registered.

		(3) This Article is to be without prejudice to the rights and privileges amongst the holders of preference shares of different series.
		SECRECY
Secrecy	210.
Subject to the provisions of Section 635-B of the Act, every Director, Manager, Auditor, Trustee, Member of a Committee, Officer, Servant, Agent, Accountant or other person employed in the business of the Company shall if so required by the Board before entering upon his duties, sign a declaration pledging himself to observe a strict secrecy respecting all transactions of the Company with its customers and the state of accounts with individuals and in matters relating thereto and shall by such declaration pledge himself not to reveal any of the matters which may come to his knowledge in the discharge of his duties except when required so to do by the Board or by any meeting or by the law of the country and except so far as may be necessary in order to comply with any of the provisions in these presents contained.

No member to enter the premises of the Company without permission	211.	No member or other person (not being a Director) shall be entitled to visit or inspect any works of the Company or to enter upon the

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property of the Company or to inspect or examine the Company’s premises or properties of the Company without the permission of the Board or, subject to Article 190 to require discovery of or any information respecting any detail of the Company’s trading or any matter which is or may be in the nature of trade secret, mystery of trade, or secret process or of any matter whatsoever which may relate to the conduct of the business of the Company and which in the opinion of the Directors it will be in-expedient in the interest of the members of the Company to communicate.

INDEMNITY
Indemnity	212.
(a)           Subject to Section 201 of the Act, every Director, Managing Director, Manager, Secretary or Officer of the Company or any person (whether an Officer of the Company or not) employed by the Company, and any person appointed by the Company as Auditors shall be indemnified out of the assets of the Company against, all bonafide liability incurred by him as such Director, Managing Director, Manager, Secretary, Officer or Auditor in defending any proceedings, whether civil or criminal in which judgement is given in his favour, or in which he is acquitted or in connection with any application under Section 633 of the Act, in which relief is granted to him by the Court.

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(b)          Save and except so far as the provision of these Articles shall be avoided by Section 201 of the Act, the Managers, Auditors, Secretary and other Officers and Servants for the time being of the Company and Trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them and every one of their executors and administrator shall be indemnified and secured harmless out of the assets and profits of the Company from and against all bonafide actions, costs, charges, losses, damages and expenses which they or any of them, their executors or administrators shall sustain by reason of any act done, concurred in or omitted on or about the execution of their duty or supposed duty in their respective offices or trusts, except such (if any) as they shall incur or sustain through or by their own willful neglect or default respectively and none of them shall be answerable for the act, receipts neglects or defaults of the other or either of them or for joining in any receipt for the sake of conformity or for any bankers or other persons with whom any moneys or effects belonging to the Company shall be deposited or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed or invested or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trust or in relation thereto unless the same shall happen by or through their own willful neglect or default respectively.

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APPENDIX 1
SPECIFIED MATTERS

a.	My amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of the holders of any class of shares;

b.
Till the expiry of 2 (two) years from the Completion Date or till the Company lists its Shares on the Bombay Stock Exchange or the National Stock Exchange, whichever is later, any action that authorizes, creates or issues shares including rights issue of any class or series of shares and the valuation in respect of all fresh issues, buy backs, splits, issuance of convertible debt/instruments or Securities, bonuses, debt restructuring involving conversion into equity, redemption of preference shares etc and modification of the capital structure;

c.
Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of SMC Group Companies or SMC Group Companies on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of that budgeted for in the annual business plan (including a revised annual business plan) that is approved by the Board of Directors;

d.	Any acquisition or consolidation which does not fall under point (e) or effects the paidup capital of the company;

e.	Any acquisition of existing entity or business from any third party in financial services (broking, insurance, forex, commodities) exceeding INR 41 million;

f.	Any transfer of Securities held by the Promoters or the Company otherwise than as permitted under this Agreement;

g.	Declaration of dividend;

h.	Redemption of any class or series of Securities otherwise than on the terms as previously agreed by the Investor;

i.	Creation and modification of an employee stock option plan including the terms and conditions of their granting and vesting and/or the issuance of employee stock options;

j.	Any compensation packages to Promoters or the Key Managerial Personnel, which is above market compensation packages;

k.	Amendments or any proposal to amend the Memorandum or Articles of Association of the company;

l.
Commencement of any new line of business or acquisition of shares (other than investment in IPOs, mutual funds and purchase of shares from secondary market in Ordinary Course of Business) or interest of a company or entity or firm, which is unrelated to the Business;

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m.	Changes to material accounting or tax policies or practices other than those required by Applicable Law;

n.
Recommend, giving or renewing of security for or the guaranteeing of debts or obligations of the Company or SMC Group Companies or SAM Global Securities Limited other than in the Ordinary Course of Business;

o.	Any change in the financial year for preparation of audited accounts;

p.	Any resolution for removal of statutory auditors;

q.	Winding up and /or liquidation;

r.
Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to the Company, other than in the normal course of business;

s.	The accounting policy and policies for the dispensation of cash, payments, receivables;

t.	Any commitment or agreement to do any of the foregoing.

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We, the several persons, whose names and addresses are subscribed hereto, are desirous of being formed into a Company in pursuance of this Articles of Association, and we, respectively agree to take the number of shares in the capital of the Company, set opposite our respective names:

SI. No.	Names, description, occupation and addresses of each subscribers	Signature of subscribers	Name, addresses, description, occupation and signature of witness or witnesses
1.	Mahesh Chand Gupta S/o Shri Shyam Sunder Gupta R/o C-39, Anand Vihar, I. P. Extension, Delhi-110092 (Business)	Sd/-	I hereby witness the signatures of all the subscribers who have signed in my presence. Sd/- (R.S. Chauhan) ACA M. No. 89108 S/o Shri J.S. Chauhan 3072/40, Gola Market Darya Ganj, New Delhi-110002
2.	Subhash Chand Aggarwal S/o Shri Madan Gopal Aggarwal C-335, Saraswati Vihar, Delhi (Chartered Accountant)	Sd/-
3.	Dinesh Chand Gupta S/o Shri R. K. Gupta R/o C-39, Anand Vihar, I. P. Extension, Delhi-110092 (Business)	Sd/-
4.	Om Kishan Gupta S/o Shri R. K. Gupta R/o C-39, Anand Vihar, I. P. Extension, Delhi-110092 (Business)	Sd/-
5.	Damodar Krishan Aggarwal S/o Shri Madan Gopal Aggarwal R/o C-335, Saraswati Vihar, Delhi. (Business)	Sd/-
6.	Sushma Gupta W/o Shri Mahesh Chand Gupta R/o C-39, Anand Vihar, I. P. Extension, Delhi-110092	Sd/-
7.	Ashok K. Aggarwal S/o Shri Madan Gopal Aggarwal R/o C-335, Saraswati Vihar, Delhi.	Sd/-

Place:  New Delhi, Dated:  5th day of December, 1994.

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ANNEX H

MEMORANDUM AND ARTICLES

OF

ASSOCIATION

OF

SAM GLOBAL SECURITIES LIMITED

CORPORATE IDENTITY NUMBER (CIN)

L67120AS1986PLC002479

02-02479 of 1985-1986

[Section 18 (3) of Companies Act, 1956]

CERTIFICATE OF REGISTRATION OF THE ORDER OF CLB CONFIRMING TRANSFER OF THE REGISTERED OFFICE FROM ONE STATE TO ANOTHER

The **SAM GLOBAL SECURITIES LIMITED** having by special resolution altered the provisions of its Memorandum of Association with respect to the place of the registered office by changing it from the State of **Assam** to the State of **NCT of Delhi** and such alteration having been confirmed by an order of **the Hon'ble Company Law Board, Eastern Region Bench Kolkata.** bearing date the **28-04-2006.**

I hereby certify that a certified copy of the said order has this day been registered given under my hand at **Shillong** this **26th** day of **May** Two Thousand **Six**

Sd/-

(S.K. BANERJEE)

Asstt. Registrar of Companies

Assam, Mizoram, Manipur, Tripura, Nagaland, Arunachal Pradesh & Meghalaya, Shillong

No. 02-02479 of 1985-86

सत्यमेव जयते

FRESH CERTIFICATE OF INCORPORATION CONSEQUENT ON CHANGE OF NAME

In the Office of the Registrar of Companies Assam, Meghalaya etc., Shillong.

[Under the Companies Act, 1956 (1 of 1956)]

IN THE MATTER OF *ASSAM POWER AND ELECTRICALS LIMITED.

I hereby certify that **ASSAM POWER AND ELECTRICALS LIMITED,** which was originally incorporated on 04th (Fourth) day of February, 1986 under the Companies Act and under the name Assam Power and Electricals Limited, having duly passed the necessary resolution in terms of section 21 of Companies Act, 1956 and the approval of this office vide letter No. TA/02-02479 Section 21/94 dated 10th April, 2000 the name of the said company is this day changed to **SAM GLOBAL SECURITIES LIMITED** and this certificate is issued pursuant to section 23(1) of the said Act.

Given under my hand at SHILLONG this day of 10th April, 2000 (10th April Two Thousand).

Sd/-

(S. R. KOM)

Registrar of Companies

ASSAM MEGHALAYA ETC., SHILLONG

---

* Here give the name of the company as existing prior to the change.

! Here give the name of the Act (2) under which the company was originally registered and incorporated, J.S.C. 7.

CERTIFICATE FOR COMMENCEMENT OF BUSINESS

Pursuant to section 1493 (3) of the Companies Act, 1956

I hereby certify that **ASSAM POWER AND ELECTRICALS LIMITED** which was incorporated under the Companies Act, 1956 on the 04th (fourth) day of February, 1986 and which has this day filed a duly verified declaration in this prescribed form that the conditions of section 149 (2) (a) to (c) of the said Act, have been compiled with, is entitled to commence business.

Given under my hand at Shillong this 07th (Seventh) day of February, One thousand nine hundred and eighty six.

Sd/-

(D. N. PEGU)

Registrar of Companies

Assam Meghalaya,Manipur,
Tripura, Arunachal Pradesh,
Nagaland and Mizoram

FORM I R

CERTIFICATE OF INCORPORATION

No. 2479 of 1985-86

I hereby certify that the **ASSAM POWER AND ELECTRICALS LIMITED** is this day incorporated under the Companies Act, 1956 (No. 1 of 1956) and that the Company is Limited.

Given under my hand at Shillong this 04th (Fourth) day of February, One thousand nine hundred and eighty six.

Sd/-

(D. N. PEGU)

Registrar of Companies

Assam Meghalaya, Manipur,
Tripura, Arunachal Pradesh,
Nagaland and Mizoram

THE COMPANIES ACT, 1956

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

SAM GLOBAL SECURITIES LIMITED

(I)	The name of the Company is SAM GLOBAL SECURITIES LIMITED.

(II)	The Registered Office of the Company will be situated in the NCT of Delhi.

(III)	The Objects for which the Company is established are:

(A)	THE MAIN OBJECTS TO BE PERSUED BY THE COMPANY ON ITS INCORPORATION:

1.
To act as stock and share brokers and to acquire and hold one or more memberships in stock/security exchange, National Stock Exchange, O.T.C.E.I. (Over the Counter Exchange of India), trade associations, commodity exchanges, clearing houses or association or otherwise in India or any part of the world, to secure membership privileges therefrom.

2.
Subject to the approval of the Securities and Exchange Board of India and other authorities where ever required, to carry on the business of stock and share brooking and its allied matters such as acting as underwriters, sub underwriters, brokers to the issue of securities, dealers in securities, buying, selling, transferring, hypothecating and holding of shares, debenture, and securities of all kinds and description, of issue of shares/debentures and securities of all kinds, lead managers, brokers and sub-brokers, of stocks and new issue of shares, debenture and securities of all kinds and description, Advisor and Register to the issue of securities share transfer agents, investment business and investment counseling, portfolio mangers, corporate counseling, brokers to fixed deposits, Inter-corporate investment canvassers, financial consultants, financial and discount brokers, Advisors and Consultants to the issue of securities of all kinds and description in their all aspects in India or abroad and to manage, arrange merger and acquisition.

(1)

3.
To carry on the arbitrage business and the business of investment in India and abroad and for that purpose to invest in, acquire, subscribe for, hold shares, bonds, stocks, securities, debentures, debentures stocks issued or guaranteed by any company constituted and carrying on the business in India or elsewhere in the world, any Government, state, port trust, Public Body or authority supreme, financial institutions, Municipal, Local or otherwise whether in India or abroad.

(B)	OBJECTS INCIDENTAL OR ANCILLARY TO THE ATTAINMENT OF THE MAIN OBJECTS:

1.
To acquire by purchase, lease, exchange or otherwise any movable or immovable property and any rights or privileges which the Company may think necessary or convenient for the purpose of its business and either to retain the same or turn the same to account as may seem expedient.

2.
To enter into partnership or into any arrangement for sharing profits, union of interest, joint venture, reciprocal concession or co-operation with persons or,  companies carrying on or engaged in any business or transaction which this Company is authorised to carry on.

3.
To import, export, buy, sell, exchange, alter, improve, manipulate, prepare for market and otherwise deal in all kinds of plant, machinery, apparatus, tools, utensils, Substances, materials and things necessary or convenient for carrying on any of the above authorised business.

4.
To vast any movable or immovable property, rights or interest acquired by or received or belonging to the Company in any person or company on behalf of or for the benefit of the Company and with or without any declared trust in favour of the Company.

5.
To purchase or otherwise acquire, construct, carry out, equip, maintain, alter, improve, develop, manage, work, sell, let on hire, deal in, control and superintend any factories, plants, ware houses, workshops, sheds, dwellings, offices, shops, stores, buildings, telephones, electric and gas works, power plants, roadways, tramways, railways, bridges, reservoirs, waterhouses, and all kinds of works, machinery, apparatus, labour lines, and houses, warehouses, furnaces, crushing works, and other works and conveniences necessary for carrying on any of the above specified business.

6.	To acquire and take over the whole or any part of the business, goodwill, trade marks, properties and liabilities of any person, firms, companies or

(2)

under takings, either existing or new, engaged or carrying on or proposing to carry on any business which this company is authorised to carry on, possessed of any property or right suitable for the purposes of the Company and to pay for the same either in cash or in shares or party in cash and patty in shares or otherwise.

7.	To undertake or promote scientific research relating to any business or class of business in which the Company is interested.

8.
To negotiate and enter into agreements and contracts with India and foreign individuals companies, corporation and other organizations for technical, financial or any other assistance for carrying out all or any of the objects of the Company or for the purpose of activating research and development of manufacturing projects on the basis of knowhow, financial participation or technical collaboration and acquire necessary formula and patent rights for furthering the objects of the Company.

9.	To amalgamate with any other company or companies having all or any of their objects similar to the objects of this Company in any manner whether with or without the liquidation of the Company.

10.
Subject to any law for the time being in force to undertake or take part in the formation, supervision or control of the business or operation of any person, firm, body, corporate, association, undertaking, carrying on any business which this Company is authorised to carry on.

11.
To apply for, obtain, purchase or otherwise acquire and prolong and renew any patents, patent rights, brevets, inventions, processes, trade secrets, scientific or technical or other assistance, manufacturing processes, know how and other information, designs, patterns, copyrights, trade marks, licenses concessions and the like rights or benefits, conferring an exclusive or non-exclusive or limited or unlimited right of use thereof, which may seem capable of being used for or in connection with any of the objects of the Company or the acquisition or use of which may seem calculate directly or indirectly to benefit the Company on payment of any fee, royalty or other consideration and to use, exercise or develop the same and manufacture under or grant licences in respect thereof or sell or otherwise deal with the same and to expend money in experimenting upon, testing or improving any such patents, inventions, rights or concessions.

12.
To apply for and obtain any Act of Legislature, charter, privilege, concession, licence or authorisation of any Government, State or other Authority for enabling the Company to carry any of its objects into effect or for extending any of the powers of the Company for effecting any modification of the constitution of the Company or for any other purpose which may seem expedient and to oppose any proceedings or applications which may seem expedient or calculated directly or indirectly or prejudice the interests of the Company.

(3)

13.
To enter into any arrangements with any Government or Authorities or any persons or companies that may seem conducive to the bject of the Company or any of them and to obtain from any such Government, authority, person or company any rights, charters, contracts, licences and concessions which the Company may think is desirable to obtain and to carry out and exercise and comply therewith.

14.
To procure the Company to be registered or recognised in or under the laws of any place outside India and to do all Acts necessary for carrying on in any foreign country any business or profession of the Company.

15.
To draw, make, accept, discount, execute and issue bills of exchange, promissory notes, bills of lading, warrants, debentures and other negotiable or transferable instruments or securities and to open Bank Accounts of any type and to operate the same in the ordinary of course of business.

16.
To lend money, either with or without security, and generally to such persons and upon such terms and conditions as the Company may think fit and also to invest and deal with the moneys of the Company, not immediately required, in or upon such investments and in such manner as from time to time may be determined, provided that the Company shall not carry on the business of banking as provided in the Banking Regulations Acts 1949.

17.
Subject to section 58A of the Companies Act 1956 and the regulations made therunder and the directions issued by Reserve Bank of India, to receive money on deposit or loan and borrow or raise money in such manner and at such time or times as the Company think fit and particular by the issue of debentures, debenture-stock, perpetual or otherwise and to secure the repayment of any money borrowed, raised or owing by mortgage, charge or lien upon all or any of the properties or assets or revenues and profits of the Company, both present and future, including its uncalled capital and also by a similar mortgage, charge or lien to secure and guarantee the performance by the Company of any other person or Company on any obligation undertaken by the Company or such other person or company and to give the lenders the power to sale and other powers as may seem expedient and purchase, redeem or pay off any such securities.

(4)

18.	To undertake and execute any trusts, and undertaking of which may seem to the company desirable, either gratuitously or otherwise.

19.	To establish or promote or concur in establishing or promoting any company for the purpose of acquiring all or any of the properties, rights and liabilities of the Company.

20.
To sell, lease, mortgage, exchange, grant licences and other rights, improve, manage, develop and turn to account and in any other manner deal with or dispose of undertaking, investments, properties, assets and effects of the Company or any part thereof for such consideration as may be thought fit and in particular for any shares stocks, debentures or other securities of any other Company having objects altogether or in part similar to those of the Company.

21.	To distribute among the members in specie or otherwise any property of the Company or any proceeds of sale of disposal at any property of the Company in the event of winding up.

22.
To distribute as dividend or bonus among the membes or to place to reserve or otherwise to apply, as the Company may from time to time think fit, any money received by way of premium on debentures issued at a premium by the Company and any money received in respect of dividends acccureds on forfeited shares and money arising from the sale by the Company of forfeited shares subject to the provisions of the Companies Act, 1956.

23.
To employ agents or experts to Investigate and examine into the conditions, prospects, value, character and circumstances of any business concerns and undertaking and generally of any assets, properties or rights which the Company proposes to acquire.

24.	To accept gifts, requests, devises or donations of any movable or immovable property or any rights or interest therein from members or others.

25.
To create any reserve fund, sinking fund, insurance fund, or any other special fund whether for depreciation, repairing, improving, research extending or maintaining any of the properties of the Company or for any other purpose conducive to the interest of the Company.

26.
Subject to the provisions of section 293A of the Companies Act, 1956 to subscribe, contribute, gift or donate any money, rights or assets for any national, educational, religious, charitable, scientific, public, general or useful objects or to make gifts or donations of money or other assets to any institutions, clubs, societies, associations, trusts, scientific research associations, funds, universities, colleges or any individual body of individuals of bodies corporate.

(5)

27.
To establish and maintain or procure the establishment and maintenance of any contributory or non-contributory pension of superannuation, provident or gratuity, funds for the benefit of and give or procure the giving of the donations, gratuities, pensions, allowances, bonuses or emoluments to any persons who are or were at any time in the employment or service of the Company or any company which is a subsidiary of the Company or is allied to or associated with the Company or with any such subsidiary company or who are or were at any time Directors or officers of the Company or anyother company as aforesaid and the wives, widows, families and dependants of any such persons and also to establish and subsidise and subscribe to any institutions, associations, clubs or funds calculated to be for the benefit of or to advance the interests and well-being of the Company or any such other company or persons as aforesaid and make payments to or towards the insurance of any such persons as aforesaid and to do any of the mattes, aforesaid either alone or in conjunction with any such other company as aforesaid.

28.	To establish, for any of the objects of the Company, branches or to establish any firm or firms at places in or outside India as the Company may think fit.

29.
To pay for any property or rights acquired by or for any services rendered to the Company and in particular to remunerate any person, firm or company introducing business to the Company either in cash or fully or partly paid up shares with or without preferred or deferred rights in respect of dividend or repayment of capital or otherwise or by any securities which the Company has power to issue or by the grant of any rights or options or partly in one mode and partly in other and generally on such terms as the Company may determine.

30.
To pay out of the funds of the Company all costs, charges, and expenses of an incidental to the formation and registration of the Company and any company promoted by the Company and also all costs, charges, duties, impositions and expenses of and incidental to the acquisition by the Company of any property or assets.

31.
To send out to foreign countries, its directors, employees or any other person or persons for investigating possibilities of any business or trade for procuring and buying any machinery or establishing trade connections or for promooting the interests of the Company and to pay all expenses incurred in this connection.

(6)

32.
To compensate for loss of office any Managing Director or Directors or other officers of the Company within the limitations prescribed under the Companies Act, 1956 or other statute or rule having the force of law and to make payments to any person whose office of employment or duties may be determined by virtue of any transaction in which the Company is engaged.

33.
To agree to refer to arbitration any dispute, present or future, between the Company and any other Company, firm, individual or any other body and to submit the same to arbitration in India or abroad in accordance with Indian or any foreign system of law.

34.
To appoint agents, sub-agents, dealers, managers, canvassers, sales representatives or salesman for transacting all or any kind of business which this Company is authorised to carry on and to constitute agencies of the Company in India or in any other country whatsoever and to establish depots and agencies in different parts of the world.

35.
To guarantee the performance of contracts undertaken by persons, firms or companies carrying on or authorised to carry on any business or businesses which this Company is authorised to carry on and to guarantee the payment of liabilities of any such persons, firms or Companies.

36.	To manufacture, buy, sell, export, deal in all kinds of plant and machinery, apparatus and things necessary for carrying on business of the Company.

37.
To purchase or otherwise acquire and take over the whole or any part of the business goodwill, trade marks, invention, formula, methodology, tools, technique and equipment and assets and or liabilities of any person or person’s firms, companies or undertaking either existing or new engaged in or carrying on and to pay for the same either in cash or in shares or partly in cash and partly in shares or otherwise.

(C)	OTHER OBJECTS:

1.	To carry on the business as manufacturers, traders, importers and exporters of and dealers in aluminium utensils, steel utesnsils and other typos of utensils and kitchen requirsites.

2.
To act as business consultants, give advice, to engage in dissemination of information in al aspects of business, organisation and industry in India and to advise upon the means and methods for extending and developing systems or processes relating to India and abroad and/or relating to the rendering of services.

(7)

3.	To carry on the business of running motor lorries, motor taxies, minibuses and conveyances of all kinds and to transport passengers and goods and generally to do the business of common carriers.

4.
To carry on the business by wholesale or retail or otherwise of interior decorators, and furnishers, upholsterers, and dealers in and hirers, repairers, cleaners, storers and warehousers of furniture, carpets, linoleums, furnishing fabrics and other floor coverings, household utensils, China and glass goods, fittings, curtanins and other household requisities.

5.
To carry on business as brewers, distillers, bottlers, canners, preservers, coopers dehidrators, maltsters and merchants of and dealers in fruits, herbs, vegetables, plants and liquors of every description including Indian made foreign liquors, country liquors by products therefrom, whether intoxicating or not, tonics, vitamin beverages, flavoured drinks, nector, punch, aereated waters and drinks whether soft or otherwise.

6.	To carry on the business of tobacconists in all branches and to sell, make up and manufacture tobacco, cigars, cigarettes and snuff.

7.
To act as cargo agents, travel agents, insurance agents, ship brokers, charter party contractors, ship agents, forwarding and clearing agents, salvors, wreck removers, wreck raisers, auctioneers, inspectors and observers of quality control, custom house agents, commission agents, and general sales agents for any of the airliners, steam-ship companies, railways and transport companies or any like person.

8.	To carry on the business of cold storage or fruits, vegetables, seeds, fish, meat, agricultural products, milk, dairy products and other perishable items.

9.	To carry on the business of production, distribution of exhibition of films and motion pictures, including the running of theatres, cinemas, studios and cinematographic shows and exhibitions.

10.
To trade, deal in and undertake manufacturing of bricks, tiles, pipes, cement, lime and building constructions requisities and to carry on all or any of the business of builders, contractors, architects, decorators, furnishers and to acquire, hold mortgage, lease take on lease, exchange or otherwise deal in lands, buildings, houses, flats, bungalows, shops, hereditaments of any tenure or freehold for residential or business purposes.

11.
To cultivate, grow, produce or deal in any agricultural vegetable or fruit product and to carry on all or any of the businesses of farmers, dairymen, milk contractors, dairy farmers, millers, purveyors and vendors of milk and milk products, condensed milk and powdered milk, cream, cheeese, butter, poultry, fruits, vegetables, cash crops and provisions of all kinds.

(8)

12.
To cultivate tea, coffee, cinchona and any other similar produce and to carry on the business of planters in all its branches, to carry on and do the business of cultivators, winners a buyers of every kind of vegetable mineral of other produce of the soil, dispose of and deal in any such produce either in its prepared, manufactured or raw state and either by wholesale or retail.

13.
To carry on the business of manufacturers of or dealers in pulp and paper of all kinds and articles made from paper and pulp including card boards and wall and ceiling papers and packaging cartons and newspapers and newsprints.

14.
To carry on the business of purchase and sale of petroleum products, to act as dealers and distributors for petroleum companies, to run service stations for the repair and servicing of automobiles and to manufacture or deal in fuel oils, cutting oils and greases.

15.
To carry on the business of iron-founders, makers of scientific, industrial and surgical instruments, mechanical engineers and manufacturers of agricultural implements and other machinery steel castings and forgins and malleable iron and steel castings, tool makers, brass founders, metal workers, boiler-makers, mill wrights, machinists, iron and steel converted, smiths, builders, painters, metallurgists, electrical engineers, water supply engineers, gas makers, farmers, printers, carriers, and merchants and to buy, sell, manufacture, repair, convert, alter, let on hire and deal in machinery, implements and rolling stock.

16.
To carry on business of hoteliers, moteliers, restaurant owners, sweet-meal merchants, refreshment room propertiors, refreshment contractors and own and run garages, shops, stores, godowns, bars refreshment rooms, cafeterias, discotheques, restaurants, and places for sale, custody, bailment, deposit or protection of the valuable goods and commodities.

17.
To carry on the business of manufacturing and dealing in, assembling, buying, selling, reselling, exchanging, altering, repairing, importing, exporting, hiring, letting on hire, distribution or dealing in motor cars, motor cycles, scooters, motor buses, motor lorries, motor vans, trucks, locomotive engine trains and all other road and rail conveyances, ships, boats, barges, launches, steamers, submarines, and ther underwater vessels, aeroplanes, aeroengines, air ships, sea planes, flying boats, hydroplanes and aircrafts and aeril conveyences of every description and kind for transport or conveyance of passengers, merchandise or good of every description, whether propelled or moved of assisted by means of petrol, spirit, electricity,

(9)

steam, oil vapour, gas, petroleum, mechanical, animal or any other motive power.

18.
To carry on the business of manufacturing, dyeing, colouring, spinning, weaving, buying, selling, importing, exporting, or otherwise dealing in all fabrics and other fibrous substances and preparations and manufacturers of and dealers in cotton, silk, woollen, linen, hemp, lute, rayon, nylon, artificial silk and other yarn and all kinds of woven, synthetic and synthetic blended textiles manufacturerd from such yarn.

(10)

19.
To carry on the of business manufacturers and dealers in industrial machinery, bearing, spede reduction units, pumps, machine tools, agricultural machinery and earth-moving machinery including road rollers, bull-dozers, dumpers, searapers, loaders, shovels and grag lines and ight engineering goods such as eyeles and sewing machines.

20.	To carry on the business of or dealers in ferrous or non-ferrous metals goods including iron and steel, aluminium, brass, tin, nickel, special steels and their products.

21.
To carry on business as manufacturer, stockists, importers and exporters and dealers in engineering drawing sets, builders, requisities, steel rules, measuring tapes, cutting tools, hand tools, precision measuring tools, machine tools, garage tools, hardware tools, instruments, apparatus and other allied machinery plant equipment and appliances.

22.	To carry on business as manufacturers, stockists, importers and exporters of and dealers in bolts, nuts, hooks and other hardware items.

23.
To carry on business as manufacturers, stockists, importers and exporters of and dealers in forgings, castings, stampings of all metals, machinery parts, moulds, press tools, jigs fixtured, and compression moulding, steel products and automobile parts.

24.
To carry on business as manufacturers, stockists, importers and exporters and repairers of and dealers in dynamos, motors, armatures, magnets, batteries, conductors, insulators, transformers, converters, switch-boards, cookers, engines, guns, presses and insulating material.

25.	To carry on business as manufacturers, stockists, importers and exporters of and dealers in wareable and unwareable fabrics, high density polythene and polypropylene woven sacks and tarpaulins.

26.
To carry on business as manufacturers of and dealers in and as stockists, importers, and exporters, of packing materials, joining and belting materials, asbestos materials, asbestos materials, and fibres, insulation materials, and welding fluxes cartons, containers, boxes, and cases makde of paper, boards, wood, glass, plastic pulp, pump cellulose films, ploythene, rubber metals, metal foils, gelatine, tin, flexable treated and laminated or other materials.

27.
To carry on business as manufacturers of and dealers in and stockist, importers and exporters of bottles, jars, librite boxes, corrugated containers, aluminium foils of all types, wooden drums, packing cases, ropes, wires, strips, conductors equipment required for generation, distribution and transmission of electric energy cables, motors, fans, lamps, furnaces, batteries and accumulators.

(11)

28.
To sell, breed, import, export, improve, prepare, deal and trade in cattle, bird, poultry, game, live and dead stock of every description, eggs, pork-pies, sausages, pickles, spices, sauces, jams, jelly, custard, prawn, potted meats, macaroni, spaghetti, table delicacies, bread, biscuits, wine biscuits, and other farinaceous goods and products, cocoa confectionery, cakes and buns.

29.
To carry on all or any other trades and the business of meal manufactures, dealers in consumable stores and provisions of all kinds, food stuffs, grains, flour, seeds, fooder, cane, oils, wheats, wheat products, stores, vegetable oils, ghee and vanspati products.

30.	To set up a tannery and carry on the business as manufacturer of and dealers in and importers and expoerters of leather and raw hides and skins.

31.
To carry on the business as manufactures of and dealers in or as stockists, importers and exporters of plastic, synthetic resins, natural resins, polymer products, and chemicals required for the manufacture, processing and fabrication of plastics and similar other products, tubes, pipes, sheets, films, whether moulded, extruded casted formed or foamed.

32.
To purchase, hold and acquire mines, mining leases, mining rights, mining claims, and metallferrous lands and to explore, work, exercise, develop and turn to account all sorts of major and minro minerals, working of deposits, of all kinds of dress, amalgamate, manipulate and prepare for the market ores, metals and mineral substance, of all kinds and to carry on metallurgical operations in all its branches and to prepare, process, manufacture, assemble, fabricate, cost, fit, press, machine, treat, weld, harden, plate, temper, unneal any kind of metals and consequential products.

33.
To produce, manufacture, trade, deal in and dispose of alkalis, dyes, chemicals, acids, gases, compounds, fertilizers, chemical products of every nature and description, intermediates, derivatives, all types of floatation reagents, wetting agents, insecticides, fumigates, dyestuffs, explosive, catelytic agents, direct colours, basic colours, pigments, drugs, biologicals, pharmaceuticals, serums, vitamin products, harmones and products derived from phosphate mines, limestone quarries, bauxite mines, petroleum, natural gas and other natural deposits useful or suitable in the manufacture of chemicals and chemical products and to undertake the business of spraying pesticides.

34.
To manufacture, generate, produce, sell dispose of and deal in industrial gases, domestic gases for heating and lighting, gas, steam, heat light or any other motive power obtaining by incinerating, burning forest refuse, wood and plants.

(12)

35.
To manufacture, buy, sell, import, export, alter, improve, manipulate, prepare for market exchange, install, repair, service, let on hire and deal in kinds of surgicals, X-ray units, X-ray equipments, telecommunication machines, business machines, intercoms, teleprinters, dictating and recording machines, broadcasting apparatuses, loudspeakers, radios, auto radios, reverberators, tape-players, cassette tapes, head phones, stereo-complex speakers, radio control equipments, cameras, binaculars, microscope, projectors, telescopes, television sets, refrigerators, air-conditioners, coolers, radars, computers and spare parts.

36.
To procure or develop and supply technical know how for the manufacturer or processing the installation or erection of machinery or plant in working of mines, oil wells or other sources of minerals deposits or in search for or discovery or testing or mineral deposits or in carrying, out any operations relating to agriculture, animal husbandary, dairy or poultry farming forestry or fishery or rendering services in connection with the connection with the provisions of such technical know-how.

37.
To undertake guarantee and indemnity business and to act as trustees, executors attorney, receivers, administrators, nominees and agents and to execute trust of all kinds and to exercise all the powers of custodians and trustees.

38.	To deal in foreign exchange and currencies and to convert currencies subject to approval of appropriate authorities.

39.
To organise and carry on the business of advertisers, advertising agents, deputed by consultants and to organise propaganda and advertising campaigns by means of press, advertisements, pamphlets, handbills, circulars, advertisement reels, posters, cinema slides or by any other means or through the means of radio, television or any other media.

40.
To undertake and execute in India or in any part of the world, turn-key projects for electrical installations, air-conditioning, refrigeration, heating, coolling, ventillation, humidification, sanitary, thermal and accoustic insulation work.

41.
To carry on the business as manufacturers, traders, importers and expoerters of and dealers in all kinds of carpets and floor covering, whether made of woolen, cotton synthetic or other fibres or fibrous materials.

42.	To carry on the business as traders, importers, and exporters of and dealers in cotton and jute, whether raw, semi-processed or processed and all kinds of cotton and jute goods.

43.
To carry on the business as share and stock brokers and to buy and deal in any manner in all kinds of shares, stocks, securities, bonds, debentures, units and other instruments and to carry on all kinds of investment business including accepting deposits, investing and lending money subject to necessary Govt approval.

(13)

44.
To carry on the business of public transporters and to ply all types of commercial vehicles including Trucks, Motor Buses, Tempos, Taxis, and Pickup Vans for carrying goods or passengers anywhere in India.

45.
To carry on business as importer, export agents, distributors, stockists, contractors, suppliers, dealers of any kind and to act as manufacturers, representatives agents, brokers, commission agents and merchants of commodities, articles, products and merchandise of any kind or nature whatsoever.

46.
To carry on business of importers, expoerters, dealers, traders, manufacturers or traders of earthmoving equipments, canal equipments, fuel injuction equipments, Machine tools and other allied products.

IV.	The Liability of the members is Limited.

V.
The authorised Share Capital of Company is Rs. 13,01,00,000/- (Rupees Thirteen Crores One Lac only) divided into Rs. 1,30,10,000/- (One Crore Thirty Lacs and Ten  thousand) Equity shares of Rs. 10/- (Ten) each with power to increase or reduce, consolidate or subdivided the Capital for the time being into several classes and to attach thereto respectively such preferential or special rights, privileges or conditions as any be determined by or in accordance with the regulations of the Company and with power to issue Redeemable preference shares.

(14)

We, the several persons, whose names and addresses are subscribed, are desirous of being formed into a Company in pursuance of this Memorandum of Association, and we respectively agree to take the number of shares in Capital of the Company, set opposite our respective names.

SI No.	Names, addresses, descriptions and occupations of the subscribers	Number of shares taken by each subscriber	Signature of the subscriber	Signature of witnesses with address and occupations
1.	Raj Kumar Deorah S/o Late B. Deorah Zoo Road, Guwahati-5 Businessman	10 (Ten)	Signed	I witness the signatures of all subscribers Sd/- (A.K. Kedia) Chartered Accountant Zoo Road, Guwahati-781024
2.	Sanjay Kr. Deorah S/o S.S. Deorah Zoo Road, Guwahati-5 Businessman	10 (Ten)	Signed
3.	Hanuman Prasad Ramawat S/o Sh. Sobharam Ramawat Zoo Road, Guwahati-5 Service	10 (Ten)	Signed
4.	Rajesh Kr. Beriwal S/o Late Radheshyam Beriwal Zoo Road, Guwahati-5 Businessman	10 (Ten)	Signed
5.	Raman Kumar Deorah S/o Sh. Rameshwarial Deorah R.G. Barua Road Guwahati Businessman	10 (Ten)	Signed
6.	Raj Kumar Jain S/o Late Hiralal Jain Cahelipara, Guwahati-19 Engineer	10 (Ten)	Signed
7.	Shauquat Alam S/o Late O.T. Rahman Md. Tayabullha Road, Guwahati-751001 Engineer	10 (Ten)	Signed
70 (Seventy)

Dated the 3rd Day of February, 1996

(15)

THE COMPANIES ACT, 1956

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

SAM GLOBAL SECURITIES LIMITED

1.
Unless the context otherwise requires, words or expressions contained in these Articles shall bear the same meaning as the Act or any statutory modification thereof in force at the date at which the Articles become binding on the Company.  The marginal notes hereto are inserted for convenience and shall not affect the construction hereof and these presents, unless there be something in the subject or context inconsistent therewith;

‘The Act’ means the Companies Act, 1956, and includes where the context so admits any reenactments or statutory modification thereof for the time being in force.

‘The Articles’ means these Articles of Association or as may from time to time be altered by special resolution.

“Agreement” shall mean this Shareholders Agreement together with the annexures thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement;

“Applicable Law” shall mean any applicable constitution, treaty, statute, rule, regulation, ordinance, order, directive, code, judgment. decree, injunction, or any interpretation, determination, award, permit, license, authorization, directive requirement, ruling or decision of, agreement with, or by a Government Authority;

(16)

“Affiliate” in relation to the Investor, being a corporate entity, means any entity, which is a subsidiary (with investor, directly or indirectly, holding 50.1% or more shares) of the Investor’s Dubal Subsidiary;

‘The Company’ means SAM GLOBAL SECURITIES LIMITED.

“Completion” means the completion of the subscription by the Investor and the allotment and issue by the Company to the Investor, of the Subscription Shares;

‘The Director’ means the Directors for the time being of the Company.

‘The Board of Directors’ or ‘the Board’ means the Board of Directors for the time being of the Company and shall include Managing Director or whole time Director.

‘Dividend’ includes bonus.

‘The Managing Director’ means the Managing Director appointed as such for the time being of the Company.

“Investor” shall mean Millennium India Acquisition Company Inc., a company organized under the laws of the State of Delaware, United States of America and having its office address at 330 East, 38 Street, Suite 46C, New York, NY 10016, USA and shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns;

“Investor Director” shall mean the director nominated and appointed as Director on the Board of the Company in accordance to the provisions of Article 105A;

(17)

“Member” means person whose name is entered in the Register of Members, as holding any share either solely or jointly.

‘Month’ means the English Calendar month.

‘The Office’ means the Registered Office for the time being of the Company.

‘Proxy’ includes attorney duly constituted under a power of Attorney.

“Promoters” shall mean and include collectively Mr. AJAY GARG (Promoter No. 1), SMC GLOBAL SECURITIES LIMITED (“Promoter No. 2”) SMC SHARE BROKERS LIMITED (“Promoter No. 3”)

“Promoter Group” shall mean and include collectively Jai Ambey Share Broking Ltd., MVR Share Trading (P) Ltd., A to Z Consultants (P) Ltd., A to Z Venture Capitals Ltd., Rolex Finvest (P) Ltd., Zee Dataline (P) Ltd., Anurag Bansal.

‘Register’ means the Register of Members to be kept pursuant to Section 150 of the Act.

‘The Registrar’ means the Registrar of Companies, of the State where the registered office of the Company is situated.

‘The Secretary’ means the Secretary, Additional Secretary or the Assistant Secretary appointed as such for the time being of the Company.

‘Seal’ means the Common Seal of the Company.

“Securities” shall have the meaning provided to the term under Section 2(h) of the Securities Contract (Regulation) Act, 1956.

(18)

“Specified Matters” shall mean and included the actions and matters specified in Appendix 1 to these Articles.

‘In Writing’ and ‘written’ include printing, lithography and other modes of representing or reproducing words in a visible form.

‘Words’ importing persons include corporations.

Words importing masculine gender include the faminine gender.

Table ‘A’ not to apply	2. (A)	Save as reproduced herein the regulations contained in Table ‘A’ in the Schedule 1 to the Act shall not apply to the Company.
(B)
Whereever in the said Act it has been provided that the Company shall have any right, privilege or authority or that the Company could carry out any transaction only if the Company is so authorised by its Articles, then and in that case this Regulation hereby authorises and empowers the Company to have such right privilege or authority and to carry such transaction as have been permitted by the Act without there being any specific regulation in that behalf herein provided.  As illustration of such right, authorities and transaction the following are set out with relevant sections.

Section 76: to pay commission on issue of Shares and Debentures.
Section 80: to issue Redeemable Preference Shares.
Section 92: to accept unpaid share capital although not called up.
Section 93: to pay dividend in proportion to amount paid up.
Section 94: to alter the share capital of the Company.
Section 100: to reduce the share capital of the Company.
Section 106: to alter the right of holders of special class of shares.

(19)

Company not to purchase its own shares	3.
Save as permitted by Section 77 of the Act, the funds of the Company shall not be employed in the purchase of, or lent on the security of, shares in the Company and the Company shall not give, directly, any financial assistance.  Whether by way of loan, guarantees, the provision of security or otherwise for the purpose of or in connection with any purchases of or subscription for shares in the Company or any Company of which it may, for the time being, be a subsidiary.

		This article shall not be deemed to affect the power of the Company to enforce repayment of loans to members or to exercise a lien conferred by Article 33.
	4.	The office shall be situated in India and at such place as the Board of Directors shall determine Subject to provisions of the Act.
SHARE
	5.
(a)       The Share Capital of the Company is Rs. 13,01,00,000 (Rupees Thirteen Crores One Lac) divided into ¤1,30,10,000 (One Crore Thirty Lacs Ten Thousand) Equity Shares of Rs. 10/- (Ten) each with the rights, privileges and conditions attaching thereto as are provided by the Articles of Assocition of the Company for the time being with power to increase or reduce the capital and subdivide the shares into several classes and thereto attach respectively such preferential qualified or special rights, privileges or conditions, as may determined by or in accordance with the Articles of Association of the Company for the time being and to vary, modify or abrogate any such rights, privileges or conditions in such manner as may be permitted by the Companies Act, 1956 or as provided by the Articles of Association of the Company for the time being.

Redeemable Preference Shares
(b)      Subject to the provisions of these Article and of the Act of Company shall have power to issue Preference Shares carrying a right to redemption out of profits which would otherwise be available for dividend or out of the proceeds, of a fresh issue of shares made for the purpose of such redemption, liable to be redeemed at the option of the Company and the Board may subject to the provisions of Section 80 of the Act, exercise such power in such manner as it think at.

		(c) In respect of terms of issue of shares, Article Nos. 51, 52 and 53 shall apply.

(20)

Allotment of Shares	6.
Subject to the provision of these Articles and of Section 81 of the Act the shares shall be under the control of the Board who may allot or otherwise dispose of the same to such persons on such terms and conditions, and at such times either at par or at a premium, and for such consideration as the Board thinks fit.  Provided that, where at any time (after the expiry of two years from the formation of the Company or at any time after expiry of one year from the allotment of shares in the Company made for the first time after its formation, whichever is earlier) it is proposed to increase the subscribed capital of the Company by the allotment of further shares subject to the provision of Section 81(a) of the Act the Board shall issue such shares in the manna set out in Section 81(1) of the Act, provided that option or right to call of shares shall not be given to any person except with the sanction of the Company in General Meeting.

Restriction on Allotment	7.	As regard all allotments made from time to time the Company shall duly comply with section 65 of the Act.
Return of Allotment	8.	The Company shall comply with section 69 of the Act in respect of any offer of its shares to the public for subscription.
Power to convert and/or issue shares	9.
The Directors shall have power, at their discretion to convert the unissued equity shares into Redeemable Preference shares and vice-versa and Company, may, subject to sanction of three fourth of the existing share holders issue any part or parts of the unissued shares (either equity or preference carrying a right to redemption out of the profits or liable to be so redeemed at the option of Company) upon such terms and conditions and with such rights and privileges annexed thereto as the directors at their discretion may think fit and proper, but subject to the provisions of 86, 87 and 88 of the Act and the particular, the Directors may issue such shares with such preferential or qualify rights to dividends and for the distribution of the assets of the Company as the Directors may, subject to the aforesaid sections, determine from time to time.

Commission and brokerage	10.
The Company may exercise the powers of paying commission conferred by Section 76 of the Act and in such case shall comply with this requirement of section.  Such commission may be satisfied by the payment of cash or the allotment of fully or partly paid shares or partly in one way and partly in the other.  The Company may also on any issue of shares of debentures pay such brokerage as may be lawful.

Shares at a discount	11.
With the previous authority of the Company in General Meeting and sanction of the Company Law Board as may be required by the Act and upon otherwise complying with section 79 of the Act, the Board may issue at a discount shares of a class already issued.

(21)

Instalment on shares to be duly paid	12.
If by the conditions of allotment of any share, the whole or part of the amount of issue price thereof shall be payable by instalments; every such instalment shall when due be paid to the Company by the person who for the time being shall be registered holder of the share or by his executor administrator or legal representative.

Liability of Joint holders of shares	13.	The joint holders of a share shall be severally as well as jointly liable, for the payment of all instalments and calls due in respect of such share.
Trusts not recognised	14.
Save as herein otherwise provided, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not, except as ordered by a Court of competent jurisdiction or as by stature required, be bound to recognise any equitable or other claim to or interest in such share on the part of any other person.

Who may be registered	15.	Shares may be registered in the name of any person, Company or other body corporate. Not more than four persons shall be registered as jointholders of any share.
CERTIFICATE
Certificate	16.	Subject to the provision of the Companies (Issue of share certificate) Rules, 1960 or any statutory Modification or re enactment hereof share scripts, shall be issued as follows:
		(i) The certificate of title to shares and duplicate thereof when necessary shall be signed in the presence of:
		(a) Two Directors or a Director and a person acting on behalf of another Director under a duly registered power of attorney or two persons acting as attorney for two, Directors as aforesaid and,

(b)   The Secretary or some other person appointed by the Board for the purpose ; all whom shall sign such share certificate; provided that if the composition of the Board permits of it, at least one of the aforesaid two Directors shall be a person other than a Managing or whole time Director.

(ii)   Every member shall be entitled free of charge to one certificate for all the shares of each Class registered in his name or, if the Board so approves, to several certificates each for one or more such shares.  Unless the conditions of issue of any shares otherwise provides, the Company shall, either within three months after the dates of allotment and on surrender to the Company of its latter making the allotment or of its fractional coupons

(22)

of requisite value (save in the case of Issue against letters of acceptance or renunciation or in cases of issue of bonus shares) or within one month of receipt of the application for registration, of the transfer subdivision, consolidation or renewal of any of its shares as the case may be, complete and have ready for delivery, the certificate of such shares.  In respect of any share held jointly by several persons, the Company shall not be bound to issue more than one certificate and delivery of a certificate to one of several joint-holders shall be sufficient delivery to all such holders.

Issue of Share Certificate	(iii) The Company shall not charge any fee –
(a) for registration to transfer of shares;

(b)  for sub-division and consolidation of share and debenture certificates and sub-division to letters of Allotment and Split, Consolidation, Renewal and Pucca Transfer Receipts into denominations corresponding to the market units of trading;

(c) for sub-division of renounceable letters of Right;
(d) for issue of new certificates in replacement of those which are old decrepit or worn out or where the cages on thr reverse for recording transfers have been fully utilised ;
(e) for registration of any power of Attorney, Probate Letters of Administration or similar other documents;
(iv) The fee that may be agreed upon with the Exchange will be charged for:
(a) issue of new certificates in replacement of those that are torn, defaced, lost or destroyed;

(b)  sub-division and consolidation of Shares and debenture certificates and for sub-division of letters of Allotment and Split, Consolidation, Renewal and pucca Transfer Receipts into denominations other than those fixed for the marked units of trading

(23)

CALLS
Calls	17.
The Board may from time to time, subject to the terms on which any share may have been issued, and subject to the provisions of Section 91 of the Act, make such calls as the Board thinks fit upon the members in respect of allotment moneys unpaid on the shares held by them respectively, and not by the conditions of allotment thereof made payable at fixed times and each member shall pay the amount of every call so made on him to the persons and at the time and places appointed by the Board.  A call may be payable by instalment and shall be deemed to have been made when the resolution of the Board authorising such call was passed.

Restriction on power to make calls and notice	18.	(i) No call shall exceed one-half of the nominal amount of share, or be made payable within one month after the last preceding call was payable.
		(ii) Not less than thirty days notice of any call shall be given specifying the time and place of payment and to whom such call shall be paid.
When interest on call or instalment payable	19.
(i)   If the sum payable in respect of any call or instalment be not paid on or before the day appointed for payment thereof, the holder for the time being of the share in respect of which the call shall have been made or the instalment shall be due, shall pay interest for the same at the rate of Rs. 12 per cent per annum from the day appointed for the payment thereof to the time of the actual payment or at such lower rate (if any) as the Board may determine.

Waiver of interest		(ii) The Board shall be at liberty to waive payment of any such interest either wholly or in part.
Amount payable at fixed times or payable in instalment as calls	20.
If by the terms of issue of any shares or otherwise any amount is made payable at any fixed time or by instalment at fixed times, whether on account of the amount of the share or by way of premium, every such amount or instalment shall be payable as if it were a call duly made by the Board and of which due notice had been given and all the provisions herein contained in respect of calls shall related to such amount or instalment accordingly.

Evidence in action by Company against members	21.
On the trial or hearing of any action or suit brought by the Company against any share-holder or his representative to recover any debt or money claimed to be due to the Company in respect of his shares, it shall be sufficient to prove that the name of the defendant is, or was, when the claim arose, on the Register as a holder, or one of the holders of the number of shares in respect of which such claims is made, and that the amount claimed is not entered as paid in the books of Company and it shall not be necessary to prove the appointment of the Board who made any call nor that a quorum was present at the Board meeting at which any call was made nor that the meeting at which any call was duly convened or constituted, nor any others whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

(24)

Payment of calls in advance	22.
The Board, if it thinks fit, receive from any member willing to advance the same, all or any part of the money due upon the shares held by him beyond the sums actually called for and upon the money so paid or satisfied in advance, or so such thereof as from time to time exceeds the amount of calls then made upon the shares in respect of which such advance has been made, the Company may pay interest at such rate not exceeding, unless the Company in general meeting shall otherwise direct, 6 (Six) percent per annum as the member paying such sum as advance and the Board agree upon.  Money so paid in excess of the amount of call shall not rank for dividends or confer a right to participate in profits.  The Board may at any time repay the amount so advanced upon giving such member not less than three months notice in writing.

Revocation of calls	23.	A call may be revoked or postponed at the discretion of the Board.
FORFEITURE AND LIEN
If calls or instalment not paid notice may be given	24.
If any member fails to pay any calls or instalment on or before the day appointed for the payment of the same, the Board may at any time thereafter, during such time as the call or instalment remains unpaid, serve notice on such member requiring him to pay the same, together with any interest that may have accured and expenses, they may have been incurred by the Company by reasons of such non-payment.

Form of notice	25.
The notice shall name a day (not being less than (thirty) days from the date of the notice) and a place or places on and at which such call or instalment and such interest and expenses as aforesaid are to be paid.  The notice shall also state that in the event of non-payment on or before the time, and at the place or places appointed, the shares in respect of which such call was made or instalment is payable will be liable to be forfeited.

(25)

If notice not complied with shares may be forfeited	26.
If the requirement of any such notice as aforesaid be not complied with, any shares in respect which such notice has been given may, at any time thereafter before payment of all calls or instalments, interest and expenses, due in respect thereof, be forfeited by a resolution of the Directors to that effect.

Notice after forfeiture	27.
When any share has been so forfeited, notice of the forfeiture shall be given to the member in whose name it stood immediately prior to the forfeiture, and an entry of the forfeiture with the date thereof, shall forthwith be made in the Register but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or to make such entry as aforesaid.

Forfeited share to become property of the Company	28.	Any share so forfeited shall be deemed to be the property of the Company, and the Board may sell, realtor or otherwise disposed of the forfeiture thereof upon such condition as it thinks fit.
Power to annul a forfeiture	29.
A person whose share has been forfeited shall cease to be a member, in respect of the forfeited share, but shall notwithstanding such forfeiture remain liable to pay and forthwith pay to the company all calls, instalment, interest and expenses, owing upon or, in respect of such share at the time of the forfeiture, together with interest thereon, from the time of forfeiture until payment at 12 percent per annum, and the Board may enforce the payment thereof or any part thereof, without any deduction or allowance for the value of the share at the time of forfeiture but shall not be under any obligation to do so.

Evidence of forfeiture	31.
A duly verified decollation in writing that the declaration is a Director, Manager or Secretary of the Company and has been authorised by a Board Resolution to act as declarant and that certain shares in the Company has been duly forfeiture on a date stated in the declaration shall be conclusive evidence be entitled to the shares and such declaration and the receipt of the Company for the consideration, if any, given for the shares on the sale or disposition thereof shall constitute a good title to such share and the person to whom the shares are sold shall be registered as the holder of such shares and shall not be bound to see to the application of the purchases money, nor shall his title to such shares be effected by the irregularity by invalidity in the proceedings in reference to such forfeiture, sale or dispositions.

Forfeiture provisions to apply to non payment in terms of issue	32.
The provisions of Article 24 to 31 hereof, shall apply in the case of non-payment of any sum which, by the terms of issue of a share, become payable at a fixed time, whether on account of nominal value of a share or by way of premium as if the same had been payable by virtue of a call duly made and notified.

(26)

Company’s lien on shares	33.
The Company shall have a first and paramount lien upon all the shares (other than fully paid shares) registered in the name of each member (whether solely or jointly when others) and upon the proceeds of sale thereof for moneys called or payable at the fixed time of respect of such shares whether the period for the payment thereof shall have actually arrived or not and not equitable interest in any share shall be created except upon the footing and condition that Article 14 thereof is to have full effect.  Any such lien shall extend to all dividends from time to time declared in respect of such shares.  Unless otherwise agreed the registration of a shares shall operate as waiver of the Company’s lien,  if any, on such shares.

As to enforcing lien by sale	34.
For the purpose of enforcing lien such the Board may sell the shares subject thereto in such manner as it thinks fit, but no sale shall be made until such time for payment as aforesaid shall have been arrived and until notice in writing of the intention to sell shall have been served on such member, his executors or administrators or his commit, curator ‘bonis’ or other legal curator and default shall have been made by him or them in the payment of moneys called or payable at a fixed time in respect of such shares for seven (7) days after the date of such notice.

Application of proceeds of sale	35.
The net proceeds of the sale shall be received by the Company and applied in or to wars payment of such part of the amount in respect of which the lien exists as in presently payable and the residue, if any, shall (subject to a like lien for sums not presently payable as existed upon the share before the sale) be paid to the person entitled to the share at the date of the sale.

Validity of sales in exercise of lien and after forfeiture	36.
Upon any sale after forfeiture or for enforcing a lien in purported exercise of the powers herein before given, the Board may appoint some person to execute an instrument of transfer of the shares sold and cause the purchaser’s name to be entered in the Register in respect of the shares sold and the purchaser shall not be bound to see to the regularity of the proceedings, nor to the application of the purchase money and after his name has been entered in the Register in respect of such shares the validity of the sale shall not be impeached by any person and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

(27)

Board may issue new certificate	37.
Where any share under the powers in that behalf herein contained are sold by the Board and the certificate in respect thereof has not been delivered to the Company by the former holder of such share the Board may issue a new certificate for such shares distinguishing it in such manner as it may think fit form the certificate not so delivered.

TRANSFER AND TRANSMISSION
Registration of transfer of shares	38.
(i)        Subject to the provisions of Section 108 of the Act no transfer of shares shall be registered unless a proper instrument of the transferee duly stamped and executed by or on behalf of the transferor and by or on behalf of the transfer has been delivered to the Company together with the certificate or, if no such certificate is in existence, the letter of allotment of the share.  Each signature to such transfer shall be duly attested by the signature of one credible witness, who shall add his address and occupation.

Form of transfer
(ii)       The instrument of transfer shall be in writing and all the provisions of section 108 of the Companies Act 1956 and of any statutory modification thereof for the time being shall be duly complied with in respect of all transfers of shares and the registration thereof.

Application by transfer	39.
Application for the registration of the transfer of a share may be made either by the transfer or the transferes, provided that where such application is made by the transferor no registration shall in the case of partly paid share be effected unless the Company gives notice of the application to the transferee in the manner prescribed by section 110 of the Act and subject to the provisions of these Articles, the Company shall, unless objection is made by the transferee within two weeks from the date of receipt of the notice, enter in the Register the name of the transferee in the same manner and subject to the same conditions as if the application for registration of the transfer was made by the transferee.

Form of transfer	40.
The instrument of transfer shall be in the form prescribed by the Act or the Rules made thereunder or where no such form is prescribed in the usual common from or any other form approved by the stock exchanges in India or as near there to as circumstances will admit.

In what case the Board may refuse to register transfer	41.
Subject to provision of Law, the Board, without assigning any reason for such refusal, may within one month from the date on which the instrument of transfer was delivered to the Company, refuse to register any transfer of shares upon which the Company, refuse to register any transfer of shares upon which the Company has a lien, and, in the case of shares not fully paid up, may refuse to register a transferee of whom the Board does not approve.  Provided that registration to transfer shall not be refused on the ground of the transferor being either alone or jointly with any other persons indebted to the Company on any account whatever.

(28)

41 A.1
Restrictions on Transfer.  The Promoters and Promoter Group shall not be permitted, directly or indirectly, and shall not agree to do any of the following during the continuance of the Agreement except (a) if required under or as contemplated in Article 41 A.2, or (b) with the prior written consent of the Investor:

1. transfer or exchange any Securities of the Company or SAM Group Companies other than in compliance with this Article;
2. pledge, mortgage, Lien, charge or otherwise encumber any Securities of the Company or SAM Group Companies;
3. redeem any Securities of the Company or SAM Group Companies.
41A.2	Permitted Transfers.
1. Promoters and Promoter Group are permitted to transfer their Shares amongst themselves forming part of the Promoter Group subject to compliance of and as permitted under Applicable Law;

2.     Subject to compliance of Applicable Law the Promoters and Promoter Group may transfer up to 10% of the issued and paid-up share capital of the Company, to any third party (“Purchaser”) in a financial year (i.e. April 1 to March 31), subject to (i) the Promoters and Promoter Groups shareholding in the Company not falling below 51% of the issued and paid-up share capital of the Company and (ii) the Promoters and Promoter Group not giving any favorable right to the Purchaser than that available to the Investor under the Agreement;

(29)

3.    Subject to compliance of Applicable Law, if the Promoters and the Promoter Group have divested their Shares to third party under Article 41A.2(2) of the Article, Promoters and Promoter Group may transfer, in each financial year (i.e. April 1 to March 31) up to further 10% of the issued and paid-up share capital of the Company to any third party, provided:  (a) they continue to hold at least 35.1% of the issued and paid-up share capital of the Company, and (b) am in ‘control' of the Company, and (c) the Company's shares are lasted on either the Bombay Stock Exchange Limited or the National Stock Exchange Limited, and (d) Promoters and Promoter Group complying with the requirements indicated in Article 41A.4 of the Article. The word 'control' for the purpose of this Article 4I A.2 shall mean (i) the right to appoint majority of the directors of the Company, (ii) power to direct the management or policies of the Company and (iii) Promoters continue to be classified as 'Promoter' of the Company under Applicable Law.

(30)

41A.3
Invalid Transfers.  The Company shall refuse to register any transfer or other disposition of Securities purported to be made by the Promoters in breach of any of the provisions herein.  The Shareholders shall cause their nominees on the Board to cast their votes in such a manner as to ensure that the Company registers all transfers made in accordance with this Articles.

41A.4	Transfer of Shares by Promoter.

1.    Notice of Transfer.  In the event the Promoters or Promoter Group or any of them propose to transfer any of their Securities in the Company (the “Offered Shares”) under Article 41A.2, the Promoters and the Promoter Group shall first obtain and provide to the Investor a bonafide written offer from the proposed third party purchaser (the "Purchaser”) to purchase the Offered Shares.  Such offer (the "Outside Offer") shall:

(a) State the identity of the Purchaser (Including the proposed ultimate beneficial owner of the Offered Shares), and any group of companies of which such proposed Purchaser Is a part;
(b) State price per Share offered (“Offer Price");
(c) State the number of Shares to be transferred;
(d) State the other material terms and conditions of the Outside Offer, and

(e)   Contain an undertaking from the Purchaser that the Purchaser shall purchase the Shares held by Investor as of the date of the Outside Offer on the same price and terms as that offered to Promoter and/or Promoter Group excluding non-compete premium to the extent of fifteen (15%) of the Offer Price.

2.     Option of Investor.  Within Thirty (30) days after receipt of the Outside Offer, the Investor shall have the option, exercisable in its sole discretion to sell equal number of its Shares of the Company to the Purchaser at the price and substantially in accordance with the terms set out in the Outside Offer in priority of the Promoter and/or Promoter Group. The Investor shall notify the Promoter in writing (the "Transfer Notice”) within Thirty (30) days after receipt of the Outside Offer of the manner of exercise of its option under Article 41A.4. If no such Transfer Notice shall have been received by the Promoter or Promoter Group on the expiry of such period of Thirty (30) days, the Investor shall be deemed to have refused to exercise its option under Articles 41A.4, in which event Promoter and/or Promoter Group may execute the transfer in favor of the Purchaser at the Offer Price and on the terms set forth in the Outside Offer within next Thirty (30) days thereafter, and can avail an additional premium of up to 15% of the Offer Price without offering it to Investor provided it is received as non-compete premium as maybe permitted under Applicable Law, if the Promoters and/or Promoter Group fail to complete the transfer within this period of Thirty (30) days, the steps and procedure indicated In this Article 41A.4 shall be again followed for any proposed transfer under this Article.

(31)

41 A.5	Transfer of shares by Investor.

1.     Investors shall have the right to sell all or part of the Shares as and when they desire without any restrictions.  However, if any Investor, at any time during the subsistence of this Agreement, intends to sell or otherwise transfer all or part of their Shares of Company to third parties, Promoters shall have a right of first offer (“Promoters Right of First Offer") to buy the shares from Investor, whereupon the following procedure as indicated In Article 41A.5 (2) to Article 41.5(5) shall apply.

2.    Investor shall deliver a written notice (the "Investor Transfer Notice") to Promoters. Investor Transfer Notice shall state the number of Investor Shares to be sold together with (i) the identity of the proposed purchaser (including the proposed ultimate beneficial owner of the shares), and any group of companies of which such proposed purchaser is a part; (ii) State price per Share offered; (iii) State the other material terms and conditions of the offer.

3.     If the Promoters are willing to buy all of the Investor Shares on offer, the Promoters shall notify Investor in writing (the °Promoter Purchase Notice”) no later than thirty (30) days after the Investor Transfer Notice of Promoters intent to purchase all the Investor Shares on offer.  If the Promoters exercise their right of first offer, then the Promoter Purchase Notice must (i) relate to all the Investor Shares on offer, (ii) must set out the price at which the Promoters offer to purchase the Investor Shares on offer, and (iii) such price must be immediately payable to the Investor in cash on the date of sale of the offered Investor Shares to the Promoters.

4.     If no such Promoter Purchase Notice shall have been received by the investor, Promoters shall be deemed to have refused to exercise their right of first offer and the Investor may execute the transfer of the Shares set forth in the Investor Transfer Notice in favour of any third party at a price not less than that offered to the Promoters, within a period of thirty (30) days from the date of the Investor Transfer Notice.

(32)

5.    On receipt of the Promoter Purchase Notice, the Investor shall at any time within a period of thirty (30) days sell the Shares on offer to the Promoters at the price set out in the Promoter Purchase Notice.  It is agreed between the Parties that the Promoters Right of First Offer shall immediately lapse upon the listing of Company's shares on the Bombay Stock Exchange Limited and/or the National Stock Exchange Limited and the investor shall not be obligated by any provisions of this Article Provided that the Investor sells the shares through the mechanism of the stock exchange.

No transfer to minor	42.
No transfer shall be made to a minor or person of unsound mind .  However, in respect of fully paid-up shares may be transferred in favour of minor, acting through legal guardian, in accordance with the provisions of law.

Transfer to be left at office and when to be retained	43.
Every instrument of transfer shall be left at the Office for registration accompanied by the certificate of the shares to be transferred if no such certificate is in existence by the letter of allotment of the shares and such other evidence as the Board may require to prove the title of the transferor or his right to transfer the shares.  Every instrument of transfer which shall be registered shall be remained by the Company, but any instrument of transfer which the Board may refuse to register shall be returned to the person depositing the same.

Notice of refusal to register transfer	44.
If the Board refuses whether in pursuance of Article 41 or otherwise to register the transfer of, or the transmission by operation of law of the right to any share, the company shall, within one months from the date on which the instrument of transfer or the intimation of such transmission as the case may be, was lodged with the Company, send the transferee and transferor or to the persons giving intimation of such transmission, as the case may be, notice of refusal.

Fees on Registration of Transfer probate	45.	No feel shall be payable to the Company in respect of transfer or transmission of any shares in the Company.
Transmission of registered shares	46.
The executors or administrators of a deceased member (not being one of several joint-holders) shall be the only person recognised by the Company as having any title to the shares registered in the name of such member and in case of the death of any one or more of the joint-holders of any registered shares, the survivors shall alone be recognised by the Company as having title to or interest in such shares but nothing herein contained shall be taken to release the estate of a decased joint holder from any liability on shares held by him jointly with any other person.  Before recognising any executor or administrator the Board may require him to obtain a Grant of Probate or Letters of Administration or other legal representation, as the case may be, forms a competent Court in India.  Provided, nevertheless that in any case where the Board, in its absolute discretion, think fit it shall be lawful for the Board to dispense with the production on Probate or Letters of Administration of such other legal representation upon such terms as to indemnity or otherwise as the Board in its absolute discretion, may consider necessary.

(33)

As to transfer of shares of insane, minor, deceased or bankrupt members	47.
Any committee or guardian of a lunatic (which terms shall include one who is an idiot or non composmentis) or minor member of any person becoming entitled to or to transfer shares in consequence of the death or bankruptcy or insolvency of any member, upon producing such evidence that he sustains the character in respect of which he proposes to Act under this Article or of his title as the Board thinks sufficient, may, with the consent of the Board, which the Board shall not be bound to give), be registered a member in respect of such shares or may, subject to regulations as to transfer hereinafter contained, transfer such shares.

Transmission Article	48.	This Articles hereinafter referred to as the Transmission Article:

(i)    If the person so becoming entitled under the Transmission Article shall elect to be registered as holder to the shares himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

		(ii) If the person aforesaid shall elect to transfer the shares he shall testify his election by executing an instrument of transfer of the shares.

(iii)  All the limitations, restrictions and provisions of these Articles relating to the right to transfer and registration of instruments of transfer of shares shall be applicable to any such notice or transfer as aforesaid as if the death, lunacy, bankruptcy or insolvency of the member had not occurred and the notice or transfer were a transfer signed by that member.

Rights of person entitled to shares under the Transmission Article	49.
A person so becoming entitled under the Transmission Article, on the death, lunacy, bankruptcy or insolvency of the holder shall, subject to the provisions of Article 80 and of section 206 of the Act, be entitled to the same dividends, and other advantages to which he would be entitled if he were the registered holder of the shares except that no such person (other than & person becoming entitled under Transmission Article to the share of a lunatic) shall before being registered as a member in respect of the share, be entitled to exercise in respect thereof any conferred by membership in relation to meetings of the Company.

(34)

Provided that the Board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the shares and if the notice is not complied with within ninety days the Board may thereafter withhold payment of all dividends, bonuses or other moneys payable in respect of the shares until the requirements of the notice have been complied with.

INCREASE AND REDUCTION OF CAPITAL
Power to increase capital	50.	The Company may, from time to time, in General Meeting increase its capital by the creation of new shares of such amount as may be deemed expedient.
On what conditions new shares may be issued	51.	Subject to any special rights or privileges for time being attached to any shares in the capital of the Company then issued, the new shares may be issued upon such terms and conditions and with such rights and privileges attached thereto as the General Meeting resolving upon the creation thereof shall direct and if no direction be given and in the case of existing unissued shares as the Board shall determine, and particular in the case of preference shares such shares may be issued with a preferential or qualified rights to dividends and in the distribution of assets of the Company and with rights of redemption.

Provisions relating to the issue	52.
Before the issue of any new shares, the Company in General Meeting may make provisions as to the allotment and issue of the new shares, and in particularly many determine to whom the same shall be offered in the first instance and whether at per or at a premium subject to the provisions of section 79 of the Act, at a discount, in default of any such provisions, or so far as the same shall not extend, the new shares may be issued in conformity with the provisions of Article 6.

How far new shares to rank with existing shares	53.
Except so far as otherwise provided by the conditions of issue or by these presents any capital raised by the creation of new shares shall be considered part of the then existing capital of the Company and shall be subject to the provisions herein contained with reference to the payment of dividends, calls and instalments, transfer and transmission, forfeiture, lien, surrender and otherwise.

(35)

Inequality in number of new shares	54.
If owing to any inequality in the number of new shares to be issued and the number of shares held by member entitled to have the offer of such new shares, any difficulty shall arise in the apportionment of such new shares or any of them amongst the members, such difficulty shall, in the absence of any direction in the resolution creating the share or by the Company in general Meeting, be determined by the Board.

Reduction of Capital	55.
The Company may, from time to time, by Special Resolution, reduce its capital and any Capital Redemption Reserve Account or Share Premium Account in any manner and with and subject to any incident authorised and consent required by law.

ALTERATION OF CAPITAL
Power to subdivide and consolidate share	56.	The Company in General Meeting by ordinary resolution may from time to time
		(a) Consolidate and divide all or any of its share capital into like shares of larger amount than its existing shares

(b)       Sub-divide its existing shares or any of them into shares of smaller amount than is fixed by the memorandum so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of shares from which the reduced share is derived.

(c)       Cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

Surrender of shares	57.	Subject to the provisions of Section 100 to 105 inclusive of the Act, the Board may accept from any member the surrender on such terms and conditions as shall be agreed of all or any of his shares.

(36)

MODIFICATION OF RIGHTS
Power to Modify rights	58.
Whenever the capital (by reason of the issue of Preference Shares or otherwise) is divided into different classes of shares, all or any of the rights and privileges attached to each class may, subject to the provision of Section 106 and 107 of the Act, be modified, commuted, affected, abrogated, varied or dealt with by agreement between the Company and any persons purporting to contract on behalf of that class provided such agreement is (A) consented to in writing by the holder of at least three-fourth of the issued shares of that class, or (B) sanctioned by a resolution passed at a separate General Meeting shall mutatis mutandis, apply to every such meeting, except that the quorum thereof shall be members holding or representating by proxy one-fifth of the nominal amount of the issued share of the class.  This Article is not by implication to curtail the power of modification which the Company would have if this Article were omitted.  The Company shall comply with the provisions of Section 192 of the Act as to forwarding a copy of any such agreement or resolution to the Registrar.

Power and rights of Stock Holders	58A.
The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four years from the Effective Date of this Agreement.

BORROWING POWERS
Power to borrow	59.
The Board may from time to time, at its discretion subject to the provisions of Section 292, 293 and 370 of the Act, raise or borrow, either from the Directors or from elsewhere and secure the payment of any sums of money for the purpose of the Company, provided that the Boar shall not, without the sanction of the Company in General Meeting, borrow any sum of money which together with money already borrowed by the Company (apart from temporary loans obtained from the Company’s bankers in the ordinary course of business) will exceed the aggregate for the time being of the paid up capital of the Company and its free reserves that is to say, reserves not set aside for any specific purpose.

Conditions on which money may be borrowed	60.
The Board may raise or secure the repayment of such sum or sums in such manner and upon such terms and conditions in all respects as it thinks fit and in particular, by the issue fo bonds, perpetual or redeemable debentures or debenture-stock, or any mortgage or other security on the undertaking of the whole or any part of the property of the Company (both present and future) but shall not create a charge on its uncalled capital for the time being without the sanction of the Company in the General Meeting.

(37)

Issue at discounts etc. or with special privileges	61.
Any debentures, debenture-stock, bonds or other securities may be issued at a discount, premium or otherwise and with any special privileges as to redemption, surrender, drawings, allotment of shares, appointment of Directors and otherwise.   Debentures, debenture-stock, bonds and other securities may be made assignable free from any equities between the Company and the person to whom the same may be issued.   Provided that debentures with the right to allotment of or conversion into shares shall not be issued except with the sanction of the Company in General Meeting.

Instrument of transfer	62.
Same as provided in Sanction 108 of the Act, no transfer of debentures shall be registered unless a proper instrument of transfer duly stamped and executed by the transferor and transferee has been delivered to the Company together with the certificate or certificate of the debentures.

Notice of refusal register transfer	63.
If the Board refuses to register the transfer of any debentures the Company shall, within one months from the date on which, the instrument of transfer was slodged with Company, send to the transferee and the transferor notice of the refusal.

GENERAL MEETING
When Annual General Meetings to be held	64.
In addition to any other meetings, General Meetings of the Company shall be held within such intervals as are specified in section 166 (1) of the Act, and subject to the provisions of Section 166 (2) of the Act, at such times and places as may be determined by the Board.  Each such General Meeting shall be called an “Annual General Meeting” and shall be specified as such in the notice convening the meeting.  Any other meeting of the Company shall be called an “Extraordinary General Meeting.”

When extra ordinary general meetings to be called	65.
The Board may, whenever it thinks fit, or on the requisition of the members received in accordance with Section 169 of the Act proceeds to call an Extra ordinary General meeting.  The requisitionisit may in default of the Board convening the same convene the Extra ordinary General meeting as provided by Section 169 of the Act.

(38)

Circulation of members resolutions	66.	The Company shall comply with the provisions of section 188 of the Act as to giving notice of resolution and circulating statements on the requisition of members.
Notice of Meeting	67.
Same as provided in sub-section (2) of Section 172 of the Act, not less than twenty-one days notice shall be given for every General Meeting of the Company.  Every notice of a meetings hall specify the place and the day and hour of the meeting and shall contain a statement of the business to be transacted there at and there shall appear with reasonable prominance in every such notice a statement that a member entitled to attend and vote is entitled to appoint a proxy to attend and vote instead of him and that a proxy need not be a member of the Company.  Where any such business consists of “Special business” as hereinafter defined there shall be annexed of the notice a statement complying with Section 173(2) and (3) of the Act.

Notice of every meeting of the Company shall be given to every member of the Company and to person or persons entitled to a shae in consequence of the death or insolvency of a member in any manner hereinafter authorised for the giving of notices to such persons.  Provided that where the notice of a General Meeting is given by advertising the same in newspaper circulating in the neighbourhood of the office under sub-section (3) of the Section 53 of the Act, the statement of material facts referred to in Section 173(2) of the Act need not be annexed to the notice as required by that section but it shall be mentioned in the advertisement that the statement has been forwarded to the members of the Company.

		The accidental omission to give any such notice to or its non-receipt by any member or the person to whom it should be given shall not invalidate the proceedings of the meeting.
PROCEEDINGS AT GENERAL MEETINGS
Business of Meetings	68.
The ordinary business of an Annual General Meeting shall be to receive and consider the Profit and Loss Account, the Balance sheet and the Report of the Directors and the Auditors, to elect Directors in the place of those retiring by rotation, to appoint Auditors and to fix their remuneration and to declare dividends.  All other business transacted at an Annual General Meeting and all business transacted at any other General Meeting shall be deemed special business.

Quorum to be present when business commenced	69.
No business shall be transacted at any General meeting unless a quorum of members is present at the time when the meeting proceeds to business.  Same as herein otherwise provided five members personally present shall be a quorum.

(39)

"However, To constitute a quorum for a general meeting of the Company where any Specified Matter is being considered, the presence in person or through proxy of an authorized representative of Investor shall be necessary at the commencement and throughout the duration of the meeting, unless the Investor has prior to the meeting conveyed in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Shareholders Meeting.  The Promoters and the Company in so far as the SAM Group Companies are concerned shall not exercise their voting rights at the Shareholders Meeting against the decision conveyed by the Investor Director.

When if quorum not present meeting to be dissolved and when to be adjourned	70.
If within half-an-hour from the time appoint for the meeting a quorum be not present, the meeting, if convened upon the requisition of members as aforesaid shall be dissolved; but in any other case it shall stand adjourned to the same day in the next week, at the same time and place or to such other day and at such time and place as the Board may by notice appoint and if at such adjourned meeting a quorum be not present within half-an-hour from the time appointed for holding the meeting those members, who are present and not being less than two shall be a quorum and may transact the business for which the meeting was called.

Resolution to be passed by Co. in General Meeting	71.
Any Act or resolution which, under the provisions of these Articles or of the Act, is permitted or required to be done or passed by the Company in General Meeting shall be sufficiently so done or passed if effected by an Ordinary Resolution as defined in Section 189 (1) of the Act unless either the Act or these articles specifically require such act to be done or resolution passed by a special Resolution as defined in Section 189(2) of the Act.

Chairman of General Meeting	72.
The Chairman of the Board of Directors or, in his absence, the Managing Director of the Company shall be entitled to take the Chair at every General Meetings.  If there be no such Chairman or Managing Director, or in any meeting neither of them is present within fifteen minutes after the time appointed for holding such meeting or is not willing to act, the members present shall choose another Director as Chairman and if no Director be present or if all the Directors present decline to take the Chair, than the members present shall, on a show of hands or on a poll if properly demanded, elect one of their number, being a member, entitled to vote, to be Chairman for that particular meeting.

(40)

		The chairman shall not have any second or casting vote.
How questions to be decided at Meeting	73.
Every question submitted to a meeting shall be decided, in the first instance by a show of hands, and in the case of an equality of votes the Chairman shall, both on a show of hands and on a poll, have a casting vote in addition to the vote or votes to which he may be entitled as a member.

What is to be the evidence of the passing of a resolution where poll not demanded	74.
At any General meeting unless a poll is (before on the declaration of the result of the show of hands) demanded either by the Chairman on his own notion, or by at least five members having the right to vote on the resolution in question and present in person or by proxy by any member having not less than one tenth of the total voting power in respect of such resolution, or by any member or members present in person or by proxy and holding shares in the Company conferring a right to vote on such resolution, being shares on which an aggregate sum has been paid up which is not less than one-tenth of the total sum paid up on all the shares conferring that right, a declaration by the Chairman that the resolution has or has not been carried either unanimously, or by a particular majority, and an entry to that effect in the book containing the minutes of the proceedings of the Company shall be conclusive evidence of the facts without proof of the number of proportion of the votes cast in favour of or against the resolution.

	75.
(i)        If a poll be demanded, as aforesaid, it shall be taken forthwith on a question of adjournment or election of a Chairman and in any other case in such manner and at such time not being later than forty-eight hours from the time when the demand was made, and at such place as the Chairman of the meeting directs and subject as aforesaid, either at once or after an interval or adjournment or otherwise and the results of the poll shall be deemed to be the decision of the meeting on the resolution on which the poll was demanded.

		(ii) The demand of a poll may be withdrawn at any time.

(iii)      Where a poll is to be taken, the Chairman of the meeting shall appoint two scrutinizers, one at least of whom shall be a member (not being an officer or employee of the Company) present at the meeting provided such a member is available and willing to be appointed, to scrutinise the votes given on the poll and report to him thereon.

(iv)      On a poll a member entitled to more than one vote, or his proxy or other person entitled to vote for him, as the case may be, need not.  If he votes, use all his votes or cast in the same way all the votes he uses.

(41)

		(v) The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.
Power to adjourn General Meeting	76.
(i)        The Chairman of a General Meeting may adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

		(ii) When a meeting is adjourned it shall not be necessary to give any notice of adjournment or of the business to be transacted at an adjourned meeting.
VOTES OF MEMBERS
Votes of Members	77.
(i)        Same as hereinafter provided on a show of hands every member present in person and being a holder of an Equity Share shall have one vote and every person present either as a proxy on behalf of a holder of an equity Share or as a representative of a body corporate (in accordance with Article 78) being a holder of an Equity Share, if he is not entitled to vote in his own right, shall have one vote.

		(ii) Same as hreinafter provided, on a poll the voting rights or a holder of Equity Share shall be as specified in Section 87 of the Act.

(iii)      The holders of Preference shares shall have a right to vote on a resolution placed before the Company which directly affects the rights attached to such preference shares and subject as aforesaid the holders of preference share shall in respect of such capital be entitled to vote on every resolution placed before the Company at a meeting if the dividend due on such capital or any part of such dividend remains unpaid in respect of an aggregate period of not less than two years preceding the date of commencement of the meeting and where the holders of any preference shares have a right to vote as aforesaid on any resolution every such member personally present shall have one vote and on a poll his voting right in respect of such preference shares shall be in proportion to the total of the capital paid up on such shares.

(42)

Continuing Directors may act	78.
(i)       Where a company or a body corporate (herein after called “member Company”) is a member of the Company a person duly appointed by resolution in accordance with the provisions of section 187 of the Act to represent such member company at a meeting of the company shall not, by reason of such appointment, be deemed to be a proxy and the lodging with the Company at the office or production at the meeting of a copy of such resolution duly signed by one Director or such member Company and certified by him as being a true copy of the resolution shall on production at the meeting, be accepted by the Company as sufficient evidence of the validity of his appointment.  Such a person shall be entitled to exercise the same rights and power, including the right to vote by proxy on behalf of the member Company, which he represents, as the member company could exercise if it were an individual member.

(ii)      Where the President of India or the Governor of a State is a member of the Company, the President or, as the base may be, the Governor may appoint such person as he thinks fit to act as, his representative at any meeting of the company or at any meeting of any class of members of the Company and such a person  shall be deemed to be a member of the Company and shall be entitled to exercise the same rights and powers, including the right to vote by proxy, as the President or as the case may be, the governor could exercise as a member of the Company.

Votes in respect of deceased, insance and insolvent members	79.
Any person entitled under the Transmission Article to transfer any shares may vote at any Geneal Meeting in respect threof in the same manner as if he were the registered holder of such shares, provided that fortyeight hours at least before the time of holding the meeting or adjourned meeting, as the case may be, at which he proposes to vote, he shall satisfy the Board of his right to transfer such shares, unless the Board shall have previously admitted his right to vote at such meting in respect thereof.  If any member be a lunatic, or not composmentis, he may vote whether on a show of hand r at a poll by his committee, curator bonis or other legal curator and such last mentioned persons may give their votes by proxy.

Joint-holders	80.
Where there are joint registered holders of any share, any one of such persons may vote at any meting either personally or by proxy in respect of such share as if he were solely entitled thereto; and if more than one of such joint-holders be present at any meeting either personally or by proxy, that one of the said persons so present whose name stands first on the Register in respect of share shall alone be entitled to vote in respect thereof.  Several executors or Administrators of a deceased member in whose name any share stands shall, for the purposes of this article be deemed joint holders thereof.

(43)

Proxies permitted	81.	Votes may be given either personally, or in the case of a body corporate by a representative duly authorised as aforesaid, or by proxy.
Instrument appointing proxy to be in writing, Proxies may be General or special	82.
Instrument appointing a proxy shall be in writing under the hand of the appointer or of his Attorney duly authorised in writing if such appointer is a body corporate, be under its common seal or the hand of its office for attorney duly authorised.  A proxy who is appointed for a specified meeting only shall be called Special Proxy.  Any other proxy shall be called general Proxy.

Instrument appointing proxy to be deposited at the office	83.
The instrument appointing a proxy and the power of Attorney or other authority (if any) under which it is singed, or in notarially certified copy of that power or authority, shall be deposited at the office not less than fortyeight hours before the time for holding the meeting, at which the person named in the insrument purports to vote in respect thereof indefault the instrument of proxy shall not be treated as valid.

When vote by proxy valid though authority revoked	84.
A vote given in accordance with the terms of an instrument appointing a proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the instrument of transfer of the share in respect of which the instrument vote is given, provided no intimation in writing of the death, insanity, revocation or transfer of the share shall have been received by the Company at the office before the vote is given ; provided nevertheless that the Chairman of any meeting shall be entitled to require such evidence as he may in his discretion think fit of the due execution of an instrument of proxy and that the same has not been revoked.

Form of Instrument appointing Special proxy	85.
Every instrument appointing a special proxy shall be retained by the Company and shall, as nearly as circumstances will admit be in any forms set out in Schedule IX to the Act or as near there to as possible.

Restriction on voting	86.
No member shall be entitled to exercise any voting rights either personally or by proxy at any meeting of the Company in respect of any shares registered in his name on which any calls or other sums presently payable by him have not been paid or in regard to which the Company has exercised any right of lien but the Directors may by a resolution passed at the meeting of the Board, waive the operation of the Article.

(44)

Admission or rejection of votes	87.
(i)        Any objection as to the admission or rejection or a vote, either on a show of hands or on a poll, made in due time shall be referred to the Chairman who shall forthwith determine the same and such determination made in good faith shallo be final and conclusive.

(ii)       No objection shall be raised to the qualifiction of any vote except at the meeting of adjourned meeting at which the vote objected to is given or tendered and every vote not disallowed at such meeting shall be valid for all purposes.

DIRECTORS
Number of Directors	88.	(a) The number of Directors of the Company shall not be less than 3 and more than 12 exlcuding the Special Director, if any, and the Corporation Director, if any.
		The Company may increase the number of Directors subject to provisions of law.
Debenture Directors
(b)       Any Turst deed for securing debentures or debenture-stock may, if so arranged, provide for the appointment, from time to time, by Trustees thereof or by the holders of debentures or debenture-stocks, of some person or persons to be a Director or Directors of the Company and may empower such Trustees or holders of Debenture stocks from time to time, to remove and re-appoint any Director so appointed and at the time of such removal and also in the case of death or registration of the person so appointed, any time, appoint any other persons as a ‘Debenture Director’ in his place.  The director appointed under this Article is herein referred to as ‘Debenture Director’ and the term ‘Debenture Director’ means the Director for the time being in office under this Article.  The Debenture Director shall not be bound to hold any qualification shares and shall not be liable to retire by rotation or be removed by the Company. The Trust Deed may contain such anciallary provision as may be arranged between the Company and the Trustees and all such provisions shall have effect notwithstanding any of the provisions herein contained.

(c)       So long as any money be owing to the Company to or in respect of any underwriting arrangements with any Financial Corporation or any Financing Company or body (which Corporation or Body is hereinafter in this Article referred to as the Corporation), the Directors may authorise such Corporation to nominate, from time to time, any person or persons as a Director or Directors of the Company (which Director is hereinafter referred to as ‘Corporation Director’) and may agree, that the Corporation director shall not be liable to retire by rotation and need not possess any qualification shares to qualify him for the office of such Director.

(45)

The Corporation may at any time and from time to time remove any such Corporation Director nominated by it and may at the time of such removal and also in the case of death or resignation of the person so nominated, at any time, nominate any other persons as a Corporation Director in his place.  Such nomination or removal shall be made in writing signed by the Chairman of the Corporation or any person or Director thereof and shall be delivered to the Company at its registered office.

It is clarified that every Corporation entitled to nominate a Director under this Article may nominate one or more such person or persons as a Director (s) and so that if more than one Corporation is so entitled there may be at any time as many Corporation Directors as the Corporations eligible to make the nomination, nominate.

(d)       In connection with any collaboration arrangement with any Company or Corporation or firm or person for supply of technical know-how and/or machinery or technical advise, the Directors may authorise such Company, Corporation, firm or person (hereinafter in this clause referred to as Collaborator) to nominate from time to time any person or persons as a Director on the Board of Directors of the Company (hereinafter referred to as ‘Special Director’) and may agree that such Special Director shall not be liable to retire by rotation and need not possess any qualifiction shares to qualify him for the office of such Director, so however that such Special Director shall hold office so long as such collaboration arrangement remains in force unless otherwise agreed upon between the Company and such Collaborator under the Collaboration arrangements or at any time thereafter.

The Collaborator may at any tiem and from time to time remove any such Special Director nominated by it and may at the time of such removal and also in the case of death or resignation of the person so nominated, at any time, nominate any other person as a Social Director in his place and such nomination or removal shall be made in writing signed by such Company or Corporation or any partner of such person and shall be delivered to the Company at its registered office.

(46)

It is clarified that every Collaborator entitled to nominate a Director under this Article may nominate one or more such persons as a Director (s) and so that if more than one Collaborator is so entitled, there may be at any time as may Special Directors as the Collaborators eligible to make the nomination, nominate.

Nominee Director
(e)       During the term of the Agreement, the investor shall be entitled to nominate and maintain in office, one (1) non-executive Director to the Board of the Company, and to propose the removal of any Director so appointed from office and to recommend the appointment of another in the place of the Director so removed, provided that the Board shall, as soon as practicable and in any event prior to the consideration of any other matter, upon notice from the Investor, remove such Director and appoint as Director such replacement designated or nominated by the Investor.  The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion.

The Investor will have an option to appoint such "observer" in SAM Group Companies. If the Investor exercises Its option to appoint such "observer”, the Company shall and Promoters shall ensure that such 'observer" has the right to attend and speak at all such meetings of the SAM Group Companies and receives all notices, agendas, draft resolutions, reports and other documents provided by or on behalf of SAM Group Companies to its directors.  It is clarified that the "observer” shall have no rights to vote at any such meetings of SAM Group Companies.

The Company shall have and the Promoters shall have caused each of the SAM Group Companies to appoint a representative individual nominated by Investor as an "observer" with rights to attend all meetings of the board of directors, committees of the board of directors and the shareholders of each of the SAM Group Companies, if requested by the investor at its discretion under this Article.

(47)

Company General meeting to increase or reduce number of Directors	89.	The Company in General meeting may from time to time increase or reduce the number of Directors within the limits fixed by Article 88.
	90.
Subject to the provisions of Article 92, not less than two-thirds of total number of Directors shall be persons whose period of office is liable to determination by retirement byrotation and not less than two thirds of the total number of the Directors shall be persons who have been appointed in terms of section 255, 256, 257 and 260 of the Companies Act, 1956.

Directors at the Date of adoption of articles	91.	The Following persons shall be the first Directors of the Company:
		1. Prabhu Dayal Deorah
		2. Raj Kumar Deorah
		3. Raj Kumar Jain
		4. Shauqual Alam
		5. Sanjiv Kumar Deorah
Power of State Financial Corporation others to nominate Directors	92.
The Board may authorise by resolution or by agreement the State Financial Corporation (S.F.C.), State Industrial Development Corporation (S.I.D.C.), Life Insurance Corporatio of India (L.I.C.), Industrial Finance Corporation of India (I.F.C.I.), Industrial Credit and Investment Corporation of India Ltd., (I.C.I.C.I.), Indusrial Development Bank of India (I.D.B.I.), Unit Trust of India (U.T.I.), and/or any other Financial Institution, Corporations or any Bank which continues to be member of the Company by virtue of being holder of any share or shares in the Company or to any of the aforesaid Financial Institutions, Corporations or Banks to whom any money remains due by the Company under or by virtue of any agreement or agreements executed between the Company and S.F.C., S.I.D.C., K.I.C., I.F.C.I., I.C.I.C.I., I.D.B.I., U.T.I, to nominate a Director to the Boar from time to time and to remove from such Office any person so nominated and upon removal of any such person to nominate any other persons in his place.

A Director so appointed shall not be required to hold any qualifiction shares nor shall subject to the provisions of Section 255 of the Act) be liable to retirement by rotation or be subject to removal under Article 106 hereof.

(48)

Power of Directors to add to their number	93.
The Board shall have power, at any time and from time to time to appoint any person as a Director as an addition to the Board but so that the total number of directors should not exceed the limit fixed by these Articles.  Any Director so appointed shall hold office only upto the next Annual General Meeting of the Company and shall then be eligible for reelection.

Board may act notwithstanding vacancy	94.
The continuing Directors may act, notwithstanding any vacancy in their body, but so that if the number falls below the minimum above fixed, the continuing Director (s) as the case may be, shall not, except for the purpose of filing of vacancies or for summoning a General Meeting of the Company, act so long as the number is below the minimum.

Vacation of office of Directors	95.	The office of the Director shall ipso facto become vacant if at any time he commits any of the defaults set out in section 283 of the Act.
Holding of office or place of profit under the Company or its subsidiary	96.
Any director or other person referred to in Section 314 of the Act may be appointed to or hold any office or place of profit under the Company or under any subsidiary of the Company in accordance with the provisions of Section 314 of the Act.

Conditions under which Directors may contract with Company	97.
Subject to the provisions of Section 297 of the Act, a Director shall not be disqualified from contracting with the Company either as vendor, purchaser or otherwise for goods material or services or for underwriting the subscription of any shares in or debentures of the Company nor shall any such contract or arrangement entered into by or on behalf of the Company with a relative of such Director or a firm in which such Director or relative is a partner or with any other partner in such firm or with a private Company of which such Director is a member or Director be avoided nor shall any Director to contracting or being such member or so interested be liable to account to the company for any profit realised by any such contract or arrangement by reason of such Director holding office or of the fiduciary relation thereby established.

Power of Board to add to its number	98.
The Board shall have power at any time and from time to time to appoint any peson as a Director as an addition to the Board but so that the total number of Directors shall not at any time exceed the maximum number fixed by these Articles.  Any Director so appointed shall hold office only until the next Annual General Meeting of the Company and shall then be eligible for re-election.

(49)

Directors fees, remunerations and expenses	99.
Unless otherwise determined by the Company in General Meeting each Director shall be entitled to receive out of the funds of the Company for his services in attending meetings of the Board or a committee of the Board, a maximum fee of Rs. 250/ per meeting of the Board or a Committee of the Board attended by him but the Board of Director shall have the power to fix a lesser amount of fee.  All other remunerations if any payable by the Company to each Director whether in respect of his services as a Managing Director or a Director in the whole or part time employment of Company or otherwise shall be determined in accordance with and subject to the provisions of these Articles and of the Act.  The Directors shall be entitled to be paid their reasonable travelling and hotel and other expense incurred in consequence of their attending at Board and Committee meetings or otherwise incurred in the execution of their duties as Directors.  The Company in General Meeting may sanction a remuneration upto 3% of the net profits of the Company to all or any other Directors.

Remuneration for extra services	100.
If any Director, being willing, shall be called upon to perform extra services or to make any special exertion for any other purposes of the Company or as Member of a Committee of the Board then, subject to Section 198, 309 and 314 of the Act, the Board may remunerate the Directors so doing either by a fixed sum or any percentage of profits or otherwise and such remuneration to which he may be entitled.

Appointment of Director for a Company in which the company is interested	101.
A director of this Company may be or become a Director of any other Company promoted by this company or in which it may be interested as a vendor, shareholder or otherwise and no such Director shall be accountable for any benefits received as a Director or member of such Company.

Disclosure of a Director’s Interest	102.
Every Director who is in any way, whether directly or indirectly, concerned or interested in a contract or arrangement, entered into, or to be entered into, by or on behalf or the Company being a contract or arrangement entered into or to be entered into between the Company and any other Company where any of the Directors of the Company or two or more of them together holds or hold not more than two per cent of the paid up share capital in the other Company shall disclose the nature of his concern or interest at meeting of the Board as required by Section 299 of the Act.  A general notice, renewable in last month of each financial year of the Company, that a Director is a Director or a member of any specified firm and is to be regarded as concerned or interested in any subsequent contract or

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arrangement with that body corporate or firm shall be sufficient disclosure of concern or interest in relation to any contract or arrangement so made and, after such general notice, it shall not be necessary to give special notice relating to any particular contract or arrangement which such body corporate or firm, provided such general notice is given at a meeting of the Board, that the Director concerned takes responsible steps to secure that it brought up and read at the first meeting of the Board after it is given.  Every Director shall be bound to give and from time to time renew a general notice as aforesaid in respect of all bodies corporate of which he is a Director or member and of all firms of which he is a member.

Discussion and voting by Director interested	103.
No Director shall, as a Director, take any part in the discussion, of or vote on any contract or arrangement in which he is in any way whether directly or indirectly concerned or interested nor shall his presence count for the purposes of forming a quorum at the time of such discussion or vote.  This prohibition shall not apply to:

		(a) Any contract of indemnity against any loss which the Director or any of them may suffer by reason of becoming or being sureties or surety for the company; or

(b)           Any contract or arrangement entered into by the Company with a public company, or with a private Company, which is subsidiary of a public company, in which the interest of the Director consists solely in his being a Director of such company and the holder of shares not exceeding a number of value as is requisite to qualify him for appointment as a Director thereof, he having been nominated as such Director by the Company holding not more than two percent of the paid up share capital of the company.

ROTATION OF THE DIRECTORS
Rotation and retirement of Directors	104.
At each Annual General Meeting of the Company one third of such of the Directors for time being are liable to retire by rotation or if their number is not three or a multiple of three, then the number nearest to one-third shall retire from office.  A Managing Director shall not liable to retire by rotation within the meaning of this Article.

	104.
(A)          The Investor Director shall be liable to retire by rotation in accordance with the provisions of the Act, but upon such retirement shall be eligible for re-appointment, and shall be duly re-appointed as Director, it being the intention of the Parties that the Investor Director shall remain Director at all times up to the termination of this Agreement.

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Which Directors to retire	105.
(a)           The Directors to retire by rotation at every Annual General Meeting shall be those who have been longest in office since their last appointment, but as between persons who become Directors on the same day those to retire shall, in default on, and subject to any agreement, among themselves, be determined by lot.

		(b) Same as permitted by Section 263 of the Act, every resolutions of a General Meeting for appointment of a Director shall related to one named individual only.
Power to remove Directors by ordinary resolution on Special notice	106.
The Company may remove any director before the expiration of his period of office in accordance with the provisions of Section 284 of the Act and may subject to the provisions of Section of the Act appoint another person in his stead if the Director so removed was appointed by the Company in General Meeting or by the Board under Article 107.

Board may fill up casual vacancies	107.
If any Director appointed by the Company in General Meeting vacates office as a Director before his terms of office expires in the normal course the resulting casual vacancy may be filled up by the Board but any person so appointed shall retain his office so long as the vacating Director would have retained the same if no vacancy had occured.  Provided that the Board may not fill such a vacancy by appointing thereto any person who has been removed from the office of Director under Article 106.

When the Company and candidate for office of Director must give notice	108.	The eligibility and appointment of a person other than a retiring Director to the office of Director shall be governed by the provisions of Section 257 of the Act.
ALTERNATE DIRECTORS
Power to appoint Director	109.
The Board may in accordance with and subject to the provisions of Section 313 of the Act appoint any person to act as alternate Director during the latter’s absence for a period of not less than three months from the State in which meetings of the Board are ordinarily held.

PROCEEDINGS OF BOARD OF DIRECTORS
Meeting of Board	110.
The Board shall meet together at least once in every three months for the dispatch of business and may adjourn and otherwise regulate its meeting and proceeding as it thinks fit and at least four such meetings shall be held in such calendar year.  Notice in writing of every meeting of the Board shall be given to every Director for the time being in India and at his usual address in India to every other Director.

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Notices	110.
(A)          Notice of every meeting of the Board or a Committee thereof shall ordinarily be given in writing to every Director for the time being at his usual address.  At least 7 (seven) days prior written notice shall be given to each of the Directors of any meeting of the Board or a committee or sub-committee of the Board where any Specified Matter are being considered.  Every notice to an Investor Director shall also be sent to one of its designated addresses in India.  A meeting of such Board or a committee meeting where Specified Matters are proposed to be considered may be held at shorter notice with the written consent (which may be signified by letter, facsimile or e-mail with receipt acknowledged) of a majority of Directors which shall include at least 1 (one) Investor Director.

Director may summon meeting	111.	A Director may, at any time, and the Manager or Secretary shall upon the request of a Director made at any time convene a meeting of the Board.
Chairman	112.
The Board of Directors may elect one among them to be the Chairman of the Board of Directors of the Company and determine the period for which he has to hold office and shall have right to remove such Chairman and reappoint another person.  Such Chairman shall have a casting vote in addition to his own vote.

Quorum	113.
The Quorum for a meeting of the Board shall be 1/3 of the number of the Directors or two which ever is more.  If quorum shall not be present within 15 minutes of time appointed for holding a meeting of the Board it shall be adjourned until such date and time as the Chairman of the Board shall appoint.

	113.
(A)         Notwithstanding any thing contained hereinabove, A quorum of the Board shall include at least 1 (one) Investor Director at the commencement and throughout the duration of the meeting where any Specified Matters are proposed to be or are considered. If the Investor Director is not present at any meeting of the Board (“initial Meeting"), the meeting shall be adjourned to the same time and place in the next week (unless otherwise agreed by all the Directors) or if that day is not a day to the immediately succeeding business day. Not less than 5 (five) days notice shall be given of any adjourned

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meeting ("Adjourned Meeting”).  At the Adjourned Meeting, the Board, in the absence of the Investor Director, the Board can decide upon matters other than the Specified Matters. If the Investor Director is unable to attend the Initial Meeting he shall on or before the date of the Adjourned Meeting convey in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Initial Meeting or the Adjourned Meeting. None of the Specified Matters will be taken up at the Shareholders Meeting (except an agenda item for dividend required under the Act to be taken-up at the Annual General Meeting of the Company) unless: (i) it has been approved at the Board meeting with Investor Director voting in favor of such resolution, or (ii) the Investor Director has given his affirmative consent in writing to take-up and consider such Specified Matter at the Shareholders meeting. The Promoters and the Company in so far as the SAM Group Companies are concerned shall not exercise their voting rights at the Board and/or the Shareholders meeting against the decision conveyed by the Investor Director.

Power of Quorum	114.
A meeting of the Boad at which the quorum be present shall be competent to exercise all or any of the authorities, powers and discretions by or under these articles or the act for the time being vested in or exercisable by the Board.

How questions to be declared	115.
Subject to the provisions of Section 316, 372(5) and 386 to the Act questions arising at any meeting shall be decided by a majority of votes, and in case of an equality of votes, the Chairman shall have a second or casting vote.

Power to appoint Committees and to delegate	116.
The Board may subject to the provisions of the Act, time to time and at any time delegate any of its powers consisting of such Director or Directors as it thinks fit, and may, from time to time revoke such delegation any Committee so formed shall in the exercise of the powers so delegated, confirm to any regulations that may from time to time be imposed upon it by the Board.

Proceedings of Committee	117.
The meetings and proceedings of any such Committee consisting of two or more members shall be governed by the provisions herein contained for regulating the meetings and proceedings of the Board so far as the same are applicable thereto, and are not superseded by any regulations made by the Board under the last proceding Article.

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When acts of a Director valid notwithstanding defective appointment etc.	118.
Acts done by a person as a Director shall be valid notwithstanding that it may afterwards be discovered that his appointment was invalid by reason of any defect or disqualification or had terminated by virtue of any provisions contained in the Act or in these Articles.  Provided that nothing in this Articles shall be deemed to give validity to acts done by Directors after his appointment has been shown to the Company to be invalid or to have terminated.

Resolution without Board Meeting	119.
Same in those cases where a resolution is required by Section 262, 292, 297, 316, 372(5) and 386 of the act to be passed at a meeting of the Board a resolution shall be valid and effective as if it had been passed at meeting of the Board or Committee of the Board, as the case may be, duly called and constituted, if a draft thereof in writing is circulated together with the necessary papers, if any, to all Directors or to all the members of the Committee of the Board as the case may be then in India (not being less number then the quorum fixed for a meeting of the Board or Committee as the case may be) and to all other Directors or membes of the Committee at their usual address in India, and has been approved by such of them as are then in India or by a majority of such of them as are entitled to vote on the resolution.

This shall not be applicable to any Specified Matter. A notice with at least 7 (seven) days shall be circulated for any circular resolution considering Specified Matters. The draft of the resolution must be circulated to all Directors including the Investor Director and as regards the Investor Director a copy shall also be sent to one of its designated addresses in India. Each circular resolution must be in writing and will be deemed to have been passed only when signed by the Investor Director on any Specified Matter.

119.
(A)         The Promoters and the Promoter Group and the Company, in so far as the SAM Group Companies is concerned undertake to ensure that they, their representatives and proxies representing them at the general meetings of the Company and the SAM Group Companies, shall at all times exercise their votes and through their respective appointed/nominated Directors (or alternate Directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually Implement the spirit, intent and specific provisions of the Agreement and the respective Articles of Association. If a resolution contrary to the terms of this Agreement is passed at any meeting of shareholders or at any meeting of the Board or any committee or sub-committee thereof, such resolution shall be null and void.

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MINUTES

Minute to be made	120.
(1)           The Board shall in accordance with the provisions of Section 193 of the Act cause minutes to be kept of every General Meeting of the Company and of every meeting of the Board or of every Committee of the Board.

(2)           Any such minutes of any meeting of the Board or of any Committee of the Board or of the Company in General Meeting if kept in accordance with the provisions of Section 193 of the Act shall be evidence of the matters stated in such Minutes.  The Minute Books of General Meetings of the Company shall be kept at the registered office and shall be open to inspection by members during the hours of 10 A.M. and 4 P.M. on such business days as the Act requirs them to be open for inspection.

POWERS OF THE BOARD
General Powers of Company vested in the Board	121.
Subject to the provisions of the Act, the control of the Company shall be vested in the Board who shall be entitled to exercise all such powers, and to do all such Acts and things as the Company is authorised to exercise and do.  Provided that the Board shall not exercise whether by the Act or any other statute or by the memorandum of the Company or by these Articles or otherwise to be exercised or done by the Company in the General meeting.  Provided further that in exercising any such power or doing any such act of things, the Board shall be subject to the provisions in that behalf contained in the Act or any other statute or in the Memorandum of the Company or in these Articles, or in any regulations not inconsistent therewith and duly made thereunder, including regulation made by the Company in General Meeting shall invalidate any prior Act of the Board which would have been valid if that regulation had not been made.

Delegation of Power	122.
Subject to the provisions of the Act the Board may from time to time, as it may think fit, delegate all or any of the powers hereby conferred upon the Board other than the power to make calls on members in respect of money unpaid on their shares and issue debentures and other such powers which are required to be exercised at a Board Meeting only, to any person/committee, as it not in contravention of the Act.

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Power to appoint Managing Director	123.
Subject to the provisions of Section 316 and 317 of the Act, and prior approval of RIICO the Board may appoint Managing Director or whole time Director of the Company, subject to the provision of the law and approval by the Central Govt.  On such terms and condition as may be approved by Board from time to time.

To what provisions he shall be subject	124.
(1)           Subject to the provisions of Section 256 of the Act, a Managing Director shall not while he continues to hold that office, be subject to retirement by rotation, and he shall not be reckoned as a Director for the purpose of determining the retirement by rotation of Directors or on fixing the number of Director to retire but (subject to the provisions of any contract between him and the Company) he shall be subject to the same provisons as to resignation ad removal as the other be a Managing Directo if he ceases and he shall ipso facto and immediately cease to be a Managing Director if he ceases to hold, the office of Director from any cease, save that if he shall retire by rotation under the provisions of Section 255 of the Act at an Annual General Meeting, he shall not, by reason only of such retirement, cease to be a Managing Director.

Seniorities of Managing Director
(2)           If at anytime the total number of Managing Directors is more than one third of the total number of Directors, the Managing Directors who shall not retire shall be determined by and in accordance with their respective seniorities.  For purpose of this Article the seniorities of the Managing Director shall be determined by the date of their respective appointments as Managing Directors by the Board.

		(3) The Managing Director shall not be required to hold any qualification shares.
Remuneration of Managing Director	125.
Subject to the provisions of Section 309, 319 and 311 of the Act, and prior approval of RIICO a Managing Director shall, in addition to the remuneration payable to him as a Director of the Company under these Articles, receive such additional remuneration as may from time to time be sanctioned by the Company in General Meeting.

Power of Managing Director	126.
Subject to the provisions of the Act and in particular to the prohibition and restrictions contained in Section 292 thereof the Board may from time to time, entrust to confer upon a Managing Director for the time being such of the powers exercisable under these presents by the Board as it may think fit, and may confer such power for such time to be exercised for such objects and purposes and upon such terms and conditions and with such restrictions as it thinks fit and it may confer such powers, either collaterally with to the exclusion of and in substitution for all or any of the powers of the Board in that shall and may from time to time revoke, withdraw, alter or vary all or any of such powers.

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MANAGEMENT
Management of the Company	127.
The Board of Directors may in accordance with the provisions of the Act appoint a wholetime Director or President or Executive Director or Manager to manage its affairs.  A Director may be appointed as a Secretary or Manager.  The terms and conditions and the appointment of paid Directors shall be subject to the provisions of the Companies Act, 1956 and to the consent of the General Meeting of the Company, whenever required.

	128.	Subject to the provisions to the Act the following regulations shall have effect:
Local Management
(i)          The Board may from time to time provide for the Management of the affairs of the Company outside India (or in any specified locality in India) in such manner as it shall think fit and the provisions contained in the four next paragraphs shall be without prejudice to the general power conferred by this paragraph.

Local Directorate delegation
(ii)          Subject to the provisions of the Act, the Board, may at any time establish any local Directorate for managing any of the affairs of the Company outside India, and may appoint any persons to be members of any such local Directorate or any Manager and may fix their remuneration and same as provided in Section 292 of the Act, the Board may at any time delegate to any persons so appointed any of the powers, authorities and discretions for the time being of any such local Directorate or any of them to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment of delegation may be made on such terms and subject to such conditions as the Board may think fit and the Board may at any time remove any person to appointed and may annul or vary such delegations.

Power of Attorney
(iii)         The Board may, at any time and from time to time by power of Attorney under Seal appoint any person to be the Attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those which may be delegated by the

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Board under the Act) and for such period and subject to such conditions as the Board may, if the Boards thinks fit, be made in favour of the members, directors, nominees, or officers of the Company or firm, or in favour of any fluctuation body of persons whether nominated directly or indirectly by the Board, and any such power of Attorney may contain such provisions for the protection or convenience of perons dealing with such Attorney of the Board thinks fit.

Delegation		(iv) Any such delegates or Attorney as aforesaid may be authorised by the Board to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.
Seal for use abroad
(v)          The Company may exercise the power conferred by Section 50 of the Act with regard to having an Official seal for use abroad, and such powers shall be vested in the Board, and the Company may cause to be kept in any State or country outside India, as may be permitted by the Act, a Foreign Register of Member or Debenture holders residents in any such State or Country and the Board may, from time to time, make such regulations not being inconsistent with the provisions of Section 157 and 158 of the Act; and the Board may, from time to time, Make such provisions as it may think fit relating thereto and may comply with the requirements of any local law and shall in any case comply with the provisions of Sections 157 and 158 of the Act.

SECRETARY
Power to appoint Secretary	129.
Subject to Section 383 of the Companies Act, 1956 the Board may appoint a Secretary of the Company on such terms and conditions as it may think fit and may remove any Secretary so appointed and may fill up vacancy in the office of secretary.  The Secretary shall exercise such powers and carry out such duties as the Board may from time to time determine.

AUTHENTICATION OF DOCUMENTS
Power to authenticate documents	130.
Any Director or the Secretary or any officer appointed by the Board for the purpose shall have power to authenticate any documents affecting the constitution of the Company and any books, records, documents and accounts relating to the business of the Company and to certify copies thereof or extracts therefrom as tue copies or extracts; and where any books, records, documents or accounts are elsewhere than at the office, the local Manager or other officer of the Company having the custody thereof, shall be deemed to be a person appointed by the Board as aforesaid.

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Certified copies of resolution of the Board	131.
A document purporting to be a copy of resolution of the Board or an extract from the minutes of meeting of the Board which is certified as such in accordance with the provisions of the last proceeding Article shall be conclusive evidence in favour of all persons dealing with the Company upon the faith thereof that such resolution has been duly passed or as the case may be, that such extract is a true and accurate record of a duly constituted meeting of the Directors.

THE SEAL
Custody of Seal	132.
The Board shall provide for the safe custody of the Seal and the seal shall never be used except by the authority previously given by the Board or a Committee of the Board authorised by the board in that behalf and same as provided by Article 16 thereof, at least one Director and the Secretary of the Company, if any, or any person autorised by the Board in this behalf shall sign every instrument to which the Seal is affixed.  Provided nevertheless, that any instrument bearing the Seal of the company and issued for valuable consideration shall be binding on the company notwithstanding any irregularity touching the authority of the Board to issue the same.

ANNUAL RETURNS
Annual Returns	133.	The Company shall comply with the provisions of section 159 and 161 of the Act as to the making and filling the Annual Returns.
RESERVES
Reserves	134.
The Board shall subject to Section 205 (2A) of the Act from time to time before recommending any dividend, set apart any and such portion of the profits of the Company as it thinks fit as Reserves to meet contigencies or for the liquidation of any debentures, debts or other liabilities of the Company, for equalisation or dividends, for repairing, improving or maintaining any of the property of the Company and for such other purposes of the Company as the Board in its absolute discretion thinks conclusive to the interests of the Company, and may, subject to the provisions of Section 372 of the Act, invest the several sums so set aside in such investments (other than shares of the Company) as it may think fit, and from time to time deal with it and vary such investments and dispose of all or any part thereof for the benefit of the Company and may divide the Reserve into such special funds as the Board think fit, with full power to employ the reserves or any parts thereof in the business of the Company, and that without being bound to keep the same separator from other assets.

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Investment of money	135.
All moneys carried to reserve shall nevertheless remain and be profits of the Company applicable, subject to due provisions being made for actual loss or depreciation, for the payment of dividends and such moneys and all the other moneys of the Company not immediately required for the purposes of the Company may subject to the provisions of Sections 370 and 372 of the Act, be invested by the Board in or upon such investment of securities as it may select or may be used as working capital or may be kept at any Bank on depsoit or otherwise as the Board may from time to time think proper.

CAPITALISATION OF RESERVES
136.
Any General Meeting may resolve that any moneys, investments, or other assets forming part of the undivided profits of the Company standing to the credit of the reserves or any Capital Redemption Reserve Account or in the hands of the Company and available for dividend on representing premiums received on the issue of share and standing to the credit of the Share Premium Account be capitalisaed and distributed amongst such of the share holders as would be entitled to receive the same if distributed by way of dividend and in the same proportion on the footing that they become entitled thereto as capital and that all or any part of such capitalised fund be applied on behalf of such share holders in paying up in full any unissued share of the Company which shall be distributed accordingly or in or towards payment of the uncalled liability on any issued shares and such distribution or payment shall be accepted by such shareholders in full satisfaction of their interest in the said capitalised sum.  Provided that any sum standing to the credit of a Share Premium Account or a Capital Redemption Reserve Account may, for the purpose of this Articles, only to be applied in paying up unissued share to be issued to shareholders of the Company as fully paid bonus shares.

Surplus money	137.
A General Meeting may resolve that any surplus money arising from the realisation of any capital assets of the Company or any investments representing the same, or other undistributed profits of the Company not subject to charge for income tax, be distributed among the members on the footing that they receive the same as capital.

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	138.
For the purpose of giving effect to any resolution under the last two proceeding Articles the Board may settle any difficulty which may arise in regard to the distribution as it thinks expedient, and in particular, may issue fractional certificates and may determine that payments shall be made to and members upon the footing of the value so fixed in order to adjust the rights of all parties and may vest such cash on specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalised fund as may seem expedient to the Board.  Where required a proper contract shall be filed in accordance with Section 75 of the Act, and the Board may appoint any person to sign such contract on behalf of the person entitled to the dividend or capitalised fund and such appointment shall be effective.

DIVIDENDS
Declaration of dividends	139.
The Company in General Meeting may declare a dividend to be paid to the members according to their rights and interest in the profits and may, Subject to the provisions of Section 207 of the Act, fix the time for payment.

		No larger dividend shall be declared than is recommended by the Board but the Company in General Meeting may declare a smaller dividend.
Dividend out of profit only and not to carry interest	140.
Subject to the provisions of Section 205 of the Act no dividend shall be payable except out of the profits of the Company or moneys provided by the Central or State Government for the payment of the dividend in pursuance of any guarantee given by such Government and no dividend shall carry interest against the Company.

Dividend to be prorata on the paid up amount	141.
Subject to the special rights of holders of preference shares, if any, for the time being, the profits of the Company distributed as dividends or bonus shall be distributed among the members in proportion to the amounts paid or credited as paid on the shares held by them respectively, but no amount paid on share in advance of calls shall while carrying interest be treated for the purpose of this Article as paid on the share.  All dividends shall be apportioned and paid prota according to the amount paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid, but if any share is issued on terms providing that it shall rank for dividend as from particular, date, such share shall rank for dividend accordingly.

What to be deemed net profit	142.	The declaration of the Board as to the amount of the net profits of the Company shall be conclusive.

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Interim dividends	143.	The Board may from time to time pay to the members such interim dividends as in its judgement he position of the company justifies.
Debts may be deducted	144.	The Board may retain any dividends on which the Company has lien and may apply the same in or towards satisfaction of the debts, liabilities or engagements in respect of which the lien exists.
Dividend and call together	145.
Subject to the provisions of Article 16, any General Meeting declaring a dividend may make a call on the members of such amounts as they fixes, but so that the call on each member shall not exceed the dividend payable to him and so that the call be made payable at the same time as the dividend may be set off against the call.

Dividend in cash	146.
No dividend shall be payable except in cash; provided the nothing in the foregoing shall be deemed to prohibit the capitalisation of profits or reserves of the Company for the purpose of issuing fully paid-up bonus shares or paying up any amount for the time being on the shares held by the members of the Company.

Effect of transfer	147.	A transfer of shares shall not pass the rights to any dividend declared thereon before the registration of the transfer by the Company.
Power to retain dividend until transmission is affected	148.
The Directors may retain the dividends payable upon shares in respect of which any person is under transmission Article (Article 48) entitled to become a member or which any person under that Articles is entitled to transfer, until such person shall become a member in respect of such shares or shall duly transfer the same.

Payment of interest on capital	149.	The Company may pay interest on capital for the construction of works or buildings when and so far as it shall be authorised to do so by and subject to Section 208 of the Act.
Payment of Dividend to Member of mandate	150.
No dividend shall be paid in respect of any share except to the registered holder of such share or to his bankers, but nothing contained in this Article shall be deemed to enquire the bankers of a registered share holder to make a separate application to the company for the payment of dividend.  Nothing in this Article shall be deemed to effect in any manner the operation of Article 147.

Dividend to joint holder	151.	Any one of several persons who are registered as the joint-holders of any share may give effectual receipts for all dividends and other payments in respect of such share.

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Notice of declaration of dividend	152.	Notice of any dividend, whether interim or otherwise shall be given to the persons entitled to share therein in the manner hereinafter provided.
	153.
All dividends and other dues to members shall be deemed to be payable at the Registered office of the Company.  Unless otherwise directed, and dividend, interest of other moneys payable in respect of a share may be paid by cheque or warrant sent through the post to the registered address of the holder or in the case of joint-holders who is the first named in the Register in respect of the joint-holding or to such person and at such address as the holder or joint-holders, as the case may be, may direct and every cheque or warrant so sent shall be made payable at par to the order of the person to whom it is sent.

Unclaimed dividends (amended in the Extra Ordinary General Meeting held on 12th July, 1982)	154.
No unclaimed dividend shall be forfeited unless the claim thereto becomes barred by the Law.  Any dividend which remains unpaid and unclaimed after having been declared shall be dealt with as per the provisions of section 205A and 205B of the Act.

Books of account	155.	The Board shall cause proper books of accounts to be kept in accordance with Section 209 of the Act.
	156.
The Books of accounts shall be kept at the Registered Office or at such other place in India as the Board may decide and when the Board so decides the Company shall, within seven days of the decision, file with the Registrar a notice in writing giving the full address of that other place.

Inspection by Directors	157.	(a) The Books of accounts shall be open to inspection on by any Director during business hours.

(b)          The Board shall, from time to time, determine whether and to what extent, and at what times and places and under what conditions or regulations the Books of Account and books and documents of the Company, other than those referred to in Article 120 (i) and (ii) and 170 of any of them shall be open to inspection of the members not being Directors and no member (not being a Director) shall have any right of inspecting any Books of account or book or document of the Company except as conferred by law or authorised by the Board or by the Company  in General Meeting.

Balance Sheet and Profit & Loss Account	158.
At every Annual General Meeting, the Board shall lay before the Company a Balance Sheet and Profit and Loss Account made up in accordance with the provisions of Section 210 of this Act and such Balance Sheet and Profit and Loss Account shall comply with the requirements of Section 210, 211, 212, 215, and 216 and of Schedule VI to the Act so far as they are applicable to the Company but same as aforesaid the Board shall not be bound to disclose greater details of the result or extent of trading and transactions of the Company than it may deem expedient.

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Annual Report of Directors	159.	There shall be attached to every Balance sheet laid before the Company a report by the Board complying with Section 217 of the Act.
Copies to be sent to members and others	160.
 A copy of every Balance Sheet (including the Profit and loss Accounts, the Auditors Report and every document required by law to be annexed or attached to the Balance Sheet) shall, as provided by Section 219 of the Act, not less than twenty-one days before the meeting, be sent to every such member, debenture-holder, trustee and other person to whom the same is required to be sent by the said section.

Copies of Balance Sheet etc. to be filled	161.	The Company shall comply with Section 220 of the Act as to filing copies of the Balance Sheet and Profit and Loss Account and document required to be annexed or attached thereto with the Registrar.
AUDITORS
Accounts to be audited annually	162.	Once at least in every year the books of the Company shall be audited by one or more Auditor or Auditors or firm of Auditors.
Appointment, remu- neration rights and duties of Auditors	163.	The appointment, powers, rights, remuneration and duties of the Auditors shall be regulated by Section 224 to 231 of the Act.
SERVICE OF NOTICES AND OTHER DOCUMENTS
How notice to be served on members	164.	A notice or other document may be given by the Company to its members In accordance with Section 53 and 172 of the Act.
Transferee, etc. bound by prior notices	165.
Every person who by operation of law, transfer or other means whatsoever, shall become entitled to any share shall be bound by every notice in respect of such share which previously to his name and address being entered on the Register shall have been duly given to the person from whom he derives his title to such share.

Notice valid though member deceased	166.
Subject to the provisions of Article 164, any notice or documents delivered or sent by post to or left at registered address of any member in pursuance of these Articles shall, not withstanding such member be then deceased and whether or not the Company, have notice of his demise, be deemed

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to have been duly served in respect of any registered shares whether held solely or jointly with other persons by such member, until some other person be registered in his stead as the holder or joint holders thereof and such service shall for all purposes of these presents be deemed a sufficient service of such notice or document on his heirs, executors or administrators and all persons if any, jointly interested with him in any such share.

Service valid though in winding up	167.
Subject to the provisions of Section 497 and 509 of the Act in the event of a winding up of the Company, every member of the Company who is not for the time being in the place where the office of Company is situated shall be bound, within eight weeks after the passing of an effective resolution to wind up the Company voluntarily or the making of an order for the winding up of the Company, to serve notice in writing on the Company appointing some householder residing in the neighbourhood of the office upon whom all summons, notices, 'processes orders and judgements in relations to or under the winding up of the Company may be served and in default of such nomination, the liquidator of the Company shall be at liberty, on behalf of such member, to appoint some such person and service upon any such appointee whether appointed by the member of the Liquidator, shall be deemed to be good personal service on such member for all purposes, and where the liquidator makes any such appointment, he shall, with all convenient speed, give notice thereof to such member by advertisement in some daily newspaper circulating in the neighbourhood of the office or by a 'registered letter sent by post and addressed to such member at his address as registered in the Register and such notice shall be deemed to be served on the day on which the advertisement appears or the letter would be delivered in the ordinary course of the post. The provisions of this article does not prejudice the right of the Liquidator of the Company to serve any notice or other document in .any other manner prescribed by these Articles.

KEEPING OF REGISTER AND INSPECTION
Registers to be maintained by Company	168.
The Company shall duly keep and maintain at the Registered Office, Registers in accordance with Sections 49(7), 58(A), 143, 150, 151, 152 (2), 301, 303, 307, 356, 358, 359, 360, 370 and 372 of the Act and Rule 7(2) of the Companies (Issue of Share Certificates) Rule 1960.

Supply of copies of Registers	169.
The Company shall comply with the provisions of the Act as to the supplying of copies of the Registers, Deeds, documents, instruments, returns, certificates, and books herein mentioned to the persons therein specified when so required by such person on payment of the charges, if any, prescribed by the said sections.

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Inspection of Registers	170.
Where under any provisions of the Act, any persons whether a member of the Company or not, Is entitled to inspect any register, return, certificate, deed, instrument or document required to be kept or maintained by the Company, the person so entitled to inspection shall be permitted to inspect the same during the hours of 10 A.M. and 4 P.M. on such business days as the Act requires them to be open for inspection. Further provided that in the event of the Company borrowing any money from any financial Institution(s) or Bank(s) any representative of such financial Institution/Bank, duly authorised in writing to do so shall be entitled to Inspection of books, accounts and such records of the Company as may be required during working hours on any working day/days.

When Registers of members and Deben- ture and Debenture holders may be closed	171.
The Company, after giving not less than seven days previous notice by advertisement in some newspaper circulating in the district in which the registered office is situated, close the Register of members or the Register of Debenture-holders, as the case may be, for any period or periods not exceeding in the aggregate fortyfive days in each year but not exceeding thirty days at any one time.

RECONSTRUCTION
Reconstruction	172.
On any sale of the undertaking of the Company the Board or the Liquidators on a winding-up may if authorised by a special Resolution, accept fully paid or partly paid-up-shares, debentures or securities of any other Company whether incorporated in India or not, either then existing or to be formed for the purchase in whole or in part of the property of the Company and the Board (if the profits of the Company permit) or the Liquidators (in a winding up) may distribute such share or securities or any other property of the Company amongst the members without realisation or vest the same in trustees for them and any Special Resolution may provide for the distribution or appropriation of the cash, shares or other securities, benefit or property otherwise then in accordance with the strict legal rights of the members or contributors of the Company and for the valuation of any such securities or property at such price and in such manner as the meeting may approve and all holders of shares shall be bound to accept and shall be bound by any valuation or distribution so authorised and waive all rights in relation thereto, save only in case the Company is proposed to be or is in the course of being wound up, such statutory rights if any under Section 494 of the Act as are incapable of being varied or excluded by these Articles.

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WINDING UP
Distribution of assets	173.
If the Company shall be wound up and the assets available for distribution among the members shall be insufficient to repay the whole of the paid up equity capital, such assets shall be distributed so that as nearly as may be, the losses shall be borne by the members in proportion to the capital paid-up or which ought to have been paid-up at the commencement of the winding-up on the shares held by them respectively. If "in a winding-up the assets available for distribution among the members shall be more than sufficient to repay the whole of the capital paid up at the commencement of the winding up the excess shall be distributed amongst the members in proportion to the capital at the commencement of the winding up paid up or which ought to have been paid up on the shares held by them respectively. But his Article is to be without prejudice to the rights of the holders issued upon special terms and conditions and preference share-holders shall have prior rights to repayment of capital and dividends due.

Distribution of assets in specie	174.
If the Company shall be wound-up, whether voluntarily or otherwise, the Liquidators may, with the sanction of special resolution, divide among the contributors in specie or kind, any part of the assets of the Company in trustees upon such trusts for the benefit of the contributors or any of them as the Liquidators, with the like sanction, shall think fit.

SECRECY
Secrecy	175.
Every Director, Manager, Secretary, Trustees for the Company, its members or debenture-holders, member of a Committee, officer, servant, agent, accountant, or other person employed in or about the business of the Company shall, if so required by the Board before entering upon his duties sign a declaration pledging himself to observe a strict secrecy respecting all transactions of the Company with its customers and the state of accounts with individuals and in matters relating thereto shall by such declaration pledge himself not to reveal any of the matters which may come to his knowledge in the discharge of his duties except when required so to do by the Board or by any General Meeting or by a Court of law and except so far as may be necessary in order to comply with any of the provisions of these Articles contained.

No members to enter the Premises of the Company without permission	176.
No shareholder or other person (not being a Director) shall be entitled to enter upon the property of the Company or to inspect or examine the Company's premises or properties without the permission of the Board or, subject to Article 157 (b) require discovery of or any information respecting any detail of the treating of the Company or any matter which is or

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may be in the nature of a trade secret, mystery of trade, or secret process, or of any matter whatsoever which may relate to the conduct of the business of the Company and which in the opinion of the Board will be inexpedient in the interest of the Company to communicate.

Indemnity	177.
Every Director, Manager, Secretary or Officer of the Company or any person (whether an officer of the Company or not) employed by the Company and any person appointed as Auditor shall be indemnified out of the funds of the Company against all liability incurred by him as such Directors, Manager, Secretary, Officer, Employee or Auditor in defending any proceedings, whether civil or criminal, in which judgement is given in his favour or in which he is acquitted or in connection with any application under Section 633 of the Act in which relief is granted to him by the Court.

STOCK EXCHANGE PROVISIONS
	178.	Any Increase or reduction in capital or change in the Shareholding pattern of the company will be subject to the prior approval of the Stock Exchange of which the company is a Member.
	179.	Any appointment, removal, change or vacation in the office of Director shall always be subject to the prior approval of the Stock exchange of which the company is a member.
	180.
Till such time the company would remain a member of any recognised Stock Exchange, the Board may subject to the Prior Approval of the Stock Exchange in writing appoint an alternate Director to act for a Director (hereinafter called the original Director) during his absence for a period of not less than three months from the state in which the meeting of the Board are ordinarily held.

	181.
Till such time the company is engaged in stock brooking as a member of any recognised Stock Exchange in India, it will engage itself in only such business as member of a recognised Stock Exchange is permitted to engage in under the Securities and Contracts (Regulations) Rules, 1957 and the Rules, Bye-laws & Regulations of the Stock Exchange.

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APPENDIX 1 SPECIFIED MATTERS

a.	Any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of the holders of any class of shares;
b.
Till the expiry of 2 (two) years from the Completion Date or till the Company lists its Shares on the Bombay Stock Exchange or the National Stock Exchange, whichever is later, any action that authorizes, creates or issues shares including rights issue of any class or series of shares and the valuation in respect of all fresh issues, buy backs, splits, issuance of convertible debt/instruments or Securities, bonuses, debt restructuring involving conversion into equity, redemption of preference shares etc and modification of the capital structure;

c.
Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of Group Companies or Group Companies on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of that budgeted for in the annual business plan (including a revised annual business plan) that is approved by the Board of Directors;

d.	Any acquisition or consolidation which does not fall under point (e) or effects the paid-up capital of the company;
e.	Any acquisition of existing entity or business from any third party in financial services (broking, insurance, forex, commodities) exceeding INR 41 million.
f.	Any transfer of Securities held by the Promoters or the Company otherwise than as permitted under this Agreement;
g.	Declaration of dividend;
h.	Redemption of any class or series of Securities otherwise than on the terms as previously agreed by the Investor;
i.	Creation and modification of an employee stock option plan including the terms and conditions of their granting and vesting and/or the issuance of employee stock options;
j.	Any compensation packages to Promoters or the Key Managerial Personnel, which is above market compensation packages;
k.	Amendments or any proposal to amend the Memorandum or Articles of Association of the company;
l.
Commencement of any new line of business or acquisition of shares (other than investment in IPOs, mutual funds and purchase of shares from secondary market in Ordinary Course of Business) or interest of a company or entity or firm, which is unrelated to the Business.

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m.	Changes to material accounting or tax policies or practices other than those required by Applicable Law;
n.
Recommend, giving or renewing of security for or the guaranteeing of debts or obligations of the Company or SAM Group Companies or SAM Global Securities Limited other than in the Ordinary Course of Business;

o.	Any change In the financial year for preparation of audited amounts;
p.	Any resolution for removal of statutory auditors;
q.	Winding up and/or liquidation;
r.
Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including , those relating copyrights, trademarks, patents and designs belonging  to the Company, other than in the normal course of business;

s.	The accounting policy and policies for the dispensation of cash, payments, receivables;
t.	Any commitment or agreement to do any of the foregoing.

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We, the several persons, whose names and addresses are subscribed, are desirous of being formed into a Company in pursuance of this Articles of Association, and we respectively agree to take the umber of shares in Capital of the Company, set opposite our respective names:

Sl. No.	Names, addresses, descriptions and occupations of the subscribers	Number of shares taken by each subscriber	Signature of the subscriber	Signature of witnesses with address and occupations
1.	Raj Kumar Deorah S/o Late B. Deorah Zoo Raod, Guwahati-5 Businessman	10 (Ten)	Signed	I witness the signatures of all the subscribers Sd\- (A.K. Kedia) Cartered Accountant Zoo Road,, Guwahati-781024
2.	Sanjay Kr. Deorah S/o S.S. Deorah Zoo Road, Guwahati-5 Businessman	10 (Ten)	Signed
3.	Hanuman Prasad Ramawat S/o Sh. Sobharam Ramawat Zoo Road, Guwahati-5 Service	10 (Ten)	Signed
4.	Rajesh Kr. Beriwal S/o Late Radheshyam Beriwal Zoo Road, Guwahati-5 Businessman	10 (Ten)	Signed
5.	Raman Kumar Deorah S/o Sh. Rameshwarial Deorah R.G. Barua Road, Guwahati Businessman	10 (Ten)	Signed
6.	Raj Kumar Jain S/o Late Hiralal Jain Cahelipara, Guwahati-19 Engineer	10 (Ten)	Signed
7.	Shauquat Alam S/o Late Q.T. Rahman Md. Tayabullah Road, Guwahati-751001 Engineer	10 (Ten)	Signed
70 (Seventy)

Dated the 3rd day of February, 1996.

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SPECIAL MEETING OF STOCKHOLDERS OF

MILLENNIUM INDIA ACQUISITION COMPANY INC.

[           ], 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6 AND “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1.
To consider and vote upon a proposal to amend Millennium’s certificate of incorporation to clarify that the business combination contemplated by the certificate of incorporation includes the purchase of a minority interest in an operating business.
		☐	☐	☐

2.
Proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SMC Global Securities Limited (SMC) and the Promoters of SMC, which, among other things, provides for the subscription of 1,314,054 equity shares of SMC constituting 14.90% of the total issued and paid-up equity share capital of SMC on a fully diluted basis for a fixed investment amount of INR 1,376,905,203 ($34,955,705 at an exchange rate of $1.00=INR 39.39 as of December 3, 2007).
		☐	☐	☐

3.
Proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SAM Global Securities Limited (SAM) and the Promoters of SAM, which, among other things, provides for the subscription of 1,750,891 equity shares of SAM constituting 14.90% of the total issued and paid-up equity share capital of SAM on a fully diluted basis for a fixed investment amount of INR 262,090,873.79 ($6,653,741 at an exchange rate of $1.00=INR 39.39 as of December 3, 2007).
		☐	☐	☐

4.	Proposal to approve the issuance of shares of Millennium common stock at below net asset value to registered holders of Millennium’s outstanding warrants and the holder of the unit purchase option.	☐	☐	☐

5.
Proposal to approve the Letter Agreement, dated as of June 6, 2007, among Millennium, SMC and the Promoters of SMC, which grants Millennium an option, exercisable within 30 days of the closing date of the SMC share purchase transaction and subject to applicable law, to require SMC to begin regulatory
		☐	☐	☐

approval proceedings that would permit it to issue Global Depositary Shares (GDSs). In that issuance, Millennium is entitled to subscribe to that number of receipts evidencing GDSs, as would provide it, on conversion of the GDSs into equity shares, with up to an additional 6% of the equity share capital of SMC in return for a payment of up to INR 554,458,471, or approximately $14,076,123 at the December 3, 2007 exchange rate.

6.
Proposal to approve the Letter Agreement, dated as of June 6, 2007, among Millennium, SAM and the Promoters of SAM, which grants Millennium an option, exercisable within 30 days of the closing date of the SAM share purchase transaction and subject to applicable law, to require SAM to begin regulatory approval proceedings that would permit it to issue Global Depositary Receipts (GDRs).  In that issuance, Millennium is entitled to subscribe to that number of GDRs, as would provide it, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SAM, in return for a payment of up to INR 105,539,949, or approximately $2,679,359 at the December 3, 2007 exchange rate.
		☐	☐	☐

7.	Election of Directors	NOMINEES
O F. Jacob Cherian
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Suhel Kanuga
O Lawrence Burstein
☐	FOR ALL EXCEPT	O Gul Asrani
	(See instructions below)	O C.P. Krishnan Nair

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: O

8.	To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MILLENNIUM INDIA ACQUISITION COMPANY INC.

159 South Drive, Manhasset Hills, NY  11040

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints [                                                                           ], as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of  Common Stock of the undersigned at the Special Meeting of Stockholders of Millennium India Acquisition Company Inc., to be held on ________, __________, 2007 at ____ a.m., New York time, at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, New York., and at any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3,  “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6 AND “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side)